As filed with the Securities and Exchange Commission on April 21, 2014
Commission File Nos.  333-175719
811-08664

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 10	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 442	[X]

JACKSON NATIONAL SEPARATE ACCOUNT - I
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Assistant Vice President, Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 28, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

PERSPECTIVE L SERIESSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY
(Contracts offered for sale on and after December 12, 2011)

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

The date of this prospectus is April 28 , 2014.  This prospectus states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing.  This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations.  The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus.  If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus.  You should carefully read this prospectus in conjunction with any applicable supplements.   It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. This information is meant to help you decide if the Contract will meet your needs.  Please carefully read this prospectus and any related documents and keep everything together for future reference.  Additional information about the separate account can be found in the statement of additional information (“SAI”) dated April 28, 2014 that is available upon request without charge.  To obtain a copy, complete the Statement of Additional Information Request Form on page 165, or contact us at our:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature.  Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse initial and any or all subsequent Premium payments.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges.  In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure.  Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 165 .  The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering.  The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.  It is a criminal offense to represent otherwise.  We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for allocation fixed and variable options.  The fixed options will have limited availability if you elect a Contract Enhancement.  The variable options are Investment Divisions of the Separate Account, each of which invests in one of the following Funds – all class A shares:

JNL Series Trust

JNL/American Funds ® Blue Chip Income and Growth Fund	JNL/Mellon Capital S&P 500 Index Fund
JNL/American Funds Global Bond Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Mellon Capital Small Cap Index Fund
JNL/American Funds Growth-Income Fund	JNL/Mellon International Index Fund
JNL/American Funds International Fund	JNL/Mellon Capital Bond Index Fund
JNL/American Funds New World Fund	JNL/Mellon Capital Dow Jones U.S. Contrarian
JNL Institutional Alt 20 Fund	Opportunities Index Fund
JNL Institutional Alt 35 Fund	JNL/Morgan Stanley Mid Cap Growth Fund
JNL Institutional Alt 50 Fund	JNL/Neuberger Berman Strategic Income Fund
JNL/American Funds Balanced Allocation Fund	JNL/Oppenheimer Global Growth Fund
JNL/American Funds Growth Allocation Fund	JNL/PIMCO Real Return Fund
JNL/BlackRock Commodity Securities Strategy Fund	JNL/PIMCO Total Return Bond Fund
JNL/BlackRock Global Allocation Fund	JNL/PPM America Floating Rate Income Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/PPM America High Yield Bond Fund
JNL/Brookfield Global Infrastructure and MLP Fund	JNL/PPM America Mid Cap Value Fund
(formerly, JNL/Brookfield Global Infrastructure Fund )	JNL/PPM America Small Cap Value Fund
JNL/Capital Guardian Global Balanced Fund	JNL/PPM America Value Equity Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/T. Rowe Price Established Growth Fund
JNL/DFA U.S. Core Equity Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Eagle SmallCap Equity Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Eastspring Investments Asia ex-Japan Fund	JNL/T. Rowe Price Value Fund
JNL/Eastspring Investments China-India Fund	JNL/WMC Balanced Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL/WMC Money Market Fund
JNL/Franklin Templeton Global Growth Fund	JNL/WMC Value Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/S&P Competitive Advantage Fund
JNL/Franklin Templeton Income Fund	JNL/S&P Dividend Income & Growth Fund
JNL/Franklin Templeton International Small Cap	JNL/S&P Intrinsic Value Fund
Growth Fund	JNL/S&P Total Yield Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/S&P Mid 3 Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/S&P 4 Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/S&P Managed Conservative Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/S&P Managed Moderate Fund
JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/S&P Managed Moderate Growth Fund
JNL/Invesco Global Real Estate Fund	JNL/S&P Managed Growth Fund
JNL/Invesco International Growth Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/Invesco Large Cap Growth Fund	JNL Disciplined Moderate Fund
JNL/Invesco Mid Cap Value Fund	JNL Disciplined Moderate Growth Fund
JNL/Invesco Small Cap Growth Fund	JNL Disciplined Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund	JNL Variable Fund LLC
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Mellon Capital DowSM 10 Fund
JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Global 15 Fund
JNL/Mellon Capital Index 5 Fund	JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Pacific Rim 30 Fund

JNL/Mellon Capital Value Line® 30 Fund	JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital S&P® 24 Fund	JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital S&P® SMid 60 Fund	JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital NYSE® International 25 Fund	JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital 25 Fund	JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital JNL 5 Fund	JNL/Mellon Capital Technology Sector Fund
JNL/Mellon Capital JNL Optimized 5 Fund

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Funds are not the same mutual funds that you would buy directly from a retail mutual fund or through your stockbroker.  The prospectuses for the Funds are attached to this prospectus.

In addition, the JNL/M&G Global Basics Fund, which was previously offered under this Contract, merged into the JNL/Oppenheimer Global Growth Fund effective April 28, 2014.

GLOSSARY	1

KEY FACTS	3

FEES AND EXPENSES TABLES	4
Owner Transaction Expenses	4
Periodic Expenses	5
Total Annual Fund Operating Expenses	10

EXAMPLE	14

CONDENSED FINANCIAL INFORMATION	15

THE ANNUITY CONTRACT	16

JACKSON	16

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT	16
The Fixed Account	17
The GMWB Fixed Account	19

THE SEPARATE ACCOUNT	19

INVESTMENT DIVISIONS	20
JNL Series Trust	20
JNL Variable Fund LLC	35
Voting Privileges	38
Substitution	38

CONTRACT CHARGES	38
Mortality and Expense Risk Charge	38
Annual Contract Maintenance Charge	39
Administration Charge	39
Transfer Charge	39
Withdrawal Charge	39
Earnings Protection Benefit (“EarningsMax”) Charge	41
Contract Enhancement Charge	41
Contract Enhancement Recapture Charge	41
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	43
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	44
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	44
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up And Transfer Of Assets (“Jackson Select Protector GMWB”) Charge	45
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings- Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net”) Charge	46
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net with Joint Option”) Charge	47
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex GMWB”) Charge.	49
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge.	50
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge	52
Death Benefit Charges	52
Commutation Fee	54
Other Expenses	54
Premium Taxes	54
Income Taxes	54

DISTRIBUTION OF CONTRACTS	55

PURCHASES	56

Minimum Initial Premium	56
Minimum Additional Premiums	56
Maximum Premiums	57
Allocations of Premium	57
Optional Contract Enhancements	57
Capital Protection Program	60
Accumulation Units	60

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	61
Potential Limits and Conditions on Fixed Account Transfers	61
Restrictions on Transfers: Market Timing	62

TELEPHONE AND INTERNET TRANSACTIONS	63
The Basics	63
What You Can Do and How	63
What You Can Do and When	63
How to Cancel a Transaction	63
Our Procedures	63

ACCESS TO YOUR MONEY	64
Waiver of Withdrawal and Recapture Charges for Certain Emergencies	66
Guaranteed Minimum Withdrawal Benefit Considerations	66
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	67
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	69
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	73
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	76
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer Of Assets (“Jackson Select Protector GMWB”)	79
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”)	90
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”)	102
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”)	115
LifeGuard Freedom Flex GMWB	117
LifeGuard Freedom Flex with Joint Option GMWB	128
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	139
Systematic Withdrawal Program	146
Suspension of Withdrawals or Transfers	146

INCOME PAYMENTS (THE INCOME PHASE)	146
Variable Income Payments	147
Income Options	147

DEATH BENEFIT	148
Basic Death Benefit	148
Earnings Protection Benefit (“EarningsMax”)	148
Optional Death Benefits	149
5% Roll-up Death Benefit	149
6% Roll-up Death Benefit	151

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning.  In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based.  The Contract allows for the naming of joint Annuitants.  Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death.  The Contract allows for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years.  If the Premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary.  The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years.  For example, if the Issue Date is January 15, 201 5 and a Premium payment is received on February 28, 201 5 then, although the first Contract Anniversary is January 15, 201 6 , Completed Year 0-1 for that Premium payment would begin on February 28, 201 5 and end on February 27, 201 6 .  Completed Year 1-2 for that Premium payment would begin on February 28, 201 6 .

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Enhancement – a credit that we will make to your Contract Value at the end of any Business Day in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) during which we receive a Premium payment.  The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement.  The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon which Contract Enhancement you have elected and the Contract Year in which you make your payment.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract’s Issue date.

Contract Monthly Anniversary – each one-month anniversary of the Contract’s Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract’s Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract’s Issue Date.

Contract Value – the sum of the allocations between the Contract’s Investment Divisions, Fixed Account and Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.

Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary.  The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary.  Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 201 5 , then the end of Contract Year 0-1 would be January 14, 201 6 , and January 15, 201 6 , which is the first Contract Anniversary, begins Contract Year 1-2.

Earnings Protection Benefit – an optional benefit available at issue that may increase the amount of the death benefit payable at death.

Excess Interest Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the specified period.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period.  The Fixed Account consists of the Fixed Account Options.

Fixed Account Contract Value – the sum of the allocations between the Contract’s Fixed Account Options.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

1

GLOSSARY
Fund – a registered management investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect a GMWB containing a Transfer of Assets provision (the  Jackson Select Protector GMWB contains a Transfer of Assets provision), automatic transfers of your Contract Value may be required according to non-discretionary formulas.  The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.

GMWB Fixed Account Contract Value – the sum of the allocations to the Contract’s GMWB Fixed Account.

Income Date – the date on which you begin receiving annuity payments.

Issue Date – the date your Contract is issued.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund.  The Investment Divisions are called variable because the return on investment is not guaranteed.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company.  (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on or next following the date on which the Owner attains age 95 under a non-qualified contract, or such earlier date as required by the applicable qualified plan, law or regulation.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract.  Usually, but not always, the Owner is the Annuitant.  The Contract allows for the naming of joint Owners.  (We do not capitalize “you” or “your” in the prospectus.)  Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner.  The maximum aggregate Premium payments you may make without prior approval is $1 million.  This maximum amount is subject to further limitations at any time on both initial and subsequent Premium payments.

Remaining Premium – the total Premium paid reduced by withdrawals that incur withdrawal and/or recapture charges, and withdrawals of Premiums that are no longer subject to withdrawal and/or recapture charges.

Required Minimum Distributions (RMDs) – For certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only.  This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the owner of a qualified contract.  Different rules apply for the MarketGuard Stretch GMWB as described in the “MarketGuard Stretch GMWB” section.

Separate Account – Jackson National Separate Account – I.  The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract’s Investment Divisions.

2

KEY FACTS

The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your Premium payments and Contract Value. Allocations to the Fixed Account for a specified period of one year may remain for one year, and we may require equal monthly transfers to the Investment Divisions during the time.  In addition, if you elect a GMWB containing a Transfer of Assets provision, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account.  For more information about the Fixed Accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 20 .

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose.  The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan.  Qualified plans confer their own tax deferral.  For more information, please see “TAXES” beginning on page 159 .

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty.  There are conditions and limitations, including time limitations, depending on where you live.  For more information, please see “Free Look” beginning on page 163 .

Purchases
There are minimum and maximum Premium requirements.  The Contract also has a Premium protection option, namely the Capital Protection Program.  For more information about this option, please see “PURCHASES” beginning on page 56 .

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers.  The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections.  The representative assisting you will advise you whether an optional benefit is available and of any variations.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years.  There are also a number of optional withdrawal benefits available.  The Contract has a free withdrawal provision and waives the charges and adjustments in the event of some unforeseen emergencies.  For more information, please see “ACCESS TO YOUR MONEY” beginning on page 64 .

Income Payments	There are a number of income options available. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 146 .

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date.  There are also a number of optional death benefits available.  For more information, please see “DEATH BENEFIT” beginning on page 148 .

Contract Charges
Various charges apply under the Contract as summarized in the “FEES AND EXPENSES TABLES” below.  If the Contract Value is insufficient to pay the charges under the Contract, the Contract will terminate without value, unless you are eligible for continued payments under a Guaranteed Minimum Withdrawal Benefit.

3

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract.  The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options. Fees and expenses also may apply after the Income Date.  For more information, please see “Commutation Fee” on page 54 , and “INCOME PAYMENTS (THE INCOME PHASE) ” beginning on page 146 .

Owner Transaction Expenses

Front-end Sales Load	None

Maximum Withdrawal Charge 1
Percentage of Premium withdrawn, if applicable	8%

Maximum Contract Enhancement Recapture Charge 2
Percentage of the corresponding Premiums withdrawn with a Contract Enhancement	4.5%

Maximum Premium Taxes 3
Percentage of each Premium	3.5%

Transfer Charge 4
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge 5	$22.50

1	The withdrawal charge is a schedule lasting four Completed Years as shown in the table below:

Withdrawal Charge (as a percentage of Premium payments)

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4+

Withdrawal Charge	8%	7.5%	6.5%	5.5%	0%

For more information about withdrawal charges, please see “Withdrawal Charge” under “Contract Charges” beginning on page 39 .

2	For more information about recapture charges, please see “Contract Enhancement Recapture Charge” under “Contract Charges”, beginning on page 41 .
3	Premium taxes generally range from 0 to 3.5% and vary by state.
4	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.
5	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

4

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds’ fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge 6	$35

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions

Mortality And Expense Risk Charge	1.55%

Administration Charge 7	0.15%

Total Separate Account Annual Expenses for Base Contract	1.70%

Optional Endorsements – A variety of optional endorsements to the Contract are available.  The optional endorsements listed below include endorsements and applicable charges for endorsements that were previously sold but are not currently available to be added to a Contract.  Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of the Accumulation Units.  You may select one from each grouping below8:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) 9	0.45%

5% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) 10	0.695%
4% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) 10	0.56%
3% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) 10	0.42%
2% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012)11	0.395%

The following optional death benefit endorsement charges are benefit based.  Please see the footnotes for additional information on the various optional death benefit endorsement charges.  You may select one of the available benefits listed below8:

5% Roll-up Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) 12	1.20%
6% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2012) 13	1.60%
Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge 14	0.60%
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) 15	1.40%
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2012) 16	1.80%
LifeGuard Freedom Flex DBSM Maximum Annual Charge (only available with a specified combination of Options for the LifeGuard Freedom FlexSM GMWB) (not currently offered as of April 28, 2014) 17	0.72%

The following optional endorsement charges are benefit based.  Please see the footnotes for additional information on the various optional endorsement charges.  You may select one of the available benefits listed below8:

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (“SafeGuard Max®”) (no longer offered as of April 29, 2013) 18	1.20%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM”) 19	1.74%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) (no longer offered as of April 29, 2013) 20	2.04%
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Charge (“Jackson Select Protector® GMWB”) (no longer offered as of April 29, 2013) 21	2.34%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net®”) 22	2.52%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge	3.00%

5

(“LifeGuard Freedom 6 Net”) with Optional Income Upgrade Table
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net With Joint Option”) 23	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net With Joint Option”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® GMWB”) 24	2.52%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex GMWB”) with Optional Income Upgrade Table	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® With Joint Option GMWB”) 25	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex With Joint Option GMWB”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard StretchSM GMWB”) 26	2.22%

6
This charge is waived on Contract Value of $50,000 or more.  This charge is deducted proportionally from allocations to the Investment Divisions, the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

7
This charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.  If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated.

8	Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled.
9	The current charge is 0.30%.
10
This charge lasts for the first seven Contract Years.  While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals).  For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 41 .

11
This charge lasts for the first five Contract Years.  While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals).  For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 41 .

12
The current charge is 0.20% of the GMDB Benefit Base each Contract Quarter (0.80% annually), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base (as used in the Table).  For endorsements purchased before April 30, 2012, the current charge is 0.15% of the GMDB Benefit Base each Contract Quarter (0.60% annually), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base.  For more information about the charge for this endorsement, please see “5% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 53 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 149 .

13
The current charge is 0.20% of the GMDB Benefit Base each Contract Quarter (0.80% annually), subject to a maximum annual charge of 1.60% of the GMDB Benefit Base (as used in the Table).  For more information about the charge for this endorsement, please see “6% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 44 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 151 .

14
The current charge is 0.075% of the GMDB Benefit Base each Contract Quarter (0.30% annually), subject to a maximum annual charge of 0.60% of the GMDB Benefit Base (as used in the Table).  For more information about the charge for this endorsement, please see “Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 53 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit" under “Optional Death Benefits”, beginning on page 153 .

15
The current charge is 0.225% of the GMDB Benefit Base each Contract Quarter (0.90% annually), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base (as used in the Table).  For endorsements issued before April 30, 2012, the current charge is 0.175% of the GMDB Benefit Base each Contract Quarter (0.70% annually), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base.  For more information about the charge for this endorsement, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 53 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 153 .

16
The current charge is 0.225% of the GMDB Benefit Base each Contract Quarter (0.90% annually), subject to a maximum annual charge of 1.80% of the GMDB Benefit Base (as used in the Table).   For more information about the charge for this endorsement, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 53 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 154 .

17
The current and maximum charge is 0.175% of the GMWB Death Benefit each Contract Quarter (0.70% annually).  However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current and maximum charge is 0.06% of the GMWB Death Benefit each Contract Month (0.72% annually, as used in the table).  For more information about the charge for the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Death Benefit Charges”, beginning on page 54.  For more information about how the LifeGuard Freedom Flex

6

DB works, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 156 .

18
1.20% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Washington State, you pay the charge each Contract Month.  The tables below have the maximum and current charges.

GMWB With 5-Year Step-Up
Annual Charge	Maximum		Current
	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step Up” beginning on page 43 .  For more information about how the endorsement works, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 70 .

19
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Washington State, the maximum annual charge is 1.74% of the GWB, which charge is payable each Contract Month.  The tables below have the maximum and current charges.

5% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 44 .  For more information about how the endorsement works, including how the GWB is calculation, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 73 .

20
2.00% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Washington State, the maximum annual charge is 2.04% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

6% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 44 .  For more information about how the endorsement works, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 77 .

21
2.30% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Washington State, the maximum annual charge is 2.34% of the GWB, which charge is payable each Contract Month.  The tables below have the maximum and current charges.

For Life GMWB With Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up and Transfer of Assets Charge” beginning on page 45 .  For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up and Transfer of Assets” beginning on page 79 .

22
2.50% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, 2.52% of the GWB is the maximum annual charge, which charge is payable each Contract Month.    The tables below have the maximum and current charges.

7

For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount GMWBS ISSUED ON OR AFTER APRIL 29, 2013 *
Annual Charge	Maximum		Current
	2.50%	( MO and WA Only) 2.52%	1.25%	( MO and WA Only) 1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013 *
Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
For endorsements purchased on or after April 30, 2012	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

For more information about the charge for this endorsement (with and without the Optional Income Upgrade Table), please see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net”) Charge” beginning on page 46 .  For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 90 .

23
3.00% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month.    The tables below have the maximum and current charges.

Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*
Annual Charge	Maximum		Current
	3.00%	( MO and WA Only) 3.00%	1.60%	( MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013
Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	3.00%	(WA Only) 3.00%	1.50%	(WA Only) 1.50%
For endorsements purchased on or after April 30, 2012	3.00%	(WA Only) 3.00%	1.55%	(WA Only) 1.56%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement (with and without the Optional Income Upgrade Table), please see “Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net With Joint Option”) Charge” beginning on page 47 .  For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 102 .

8

24
2.50% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the maximum annual charge is 2.52% of the GWB, which charge is payable each Contract Month.    The tables below have the maximum and current charges.

LifeGuard Freedom Flex GMWB GMWBS ISSUED ON OR AFTER APRIL 29, 2013 *
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	( MO and WA Only) 2.04%	1.00%	( MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013 *
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(WA Only) 1.80%	0.90%	(WA Only) 0.90%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.00%	2.04%	1.00%	1.02%
6% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

For more information about the charge for this endorsement (with and without the Optional Income Upgrade Table), please see “For Life GMWB With Bonus and Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex GMWB”) Charge” beginning on page 49 .  For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 117 .

25
3.00% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State you pay the charge each Contract Month.  The tables below have the maximum and current charges.

LifeGuard Freedom Flex With Joint Option GMWB GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	( MO and WA Only) 2.70%	1.35%	( MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%

9

6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	3.00%	1.50%	1.50%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement (with and without the Optional Income Upgrade Table), please see “Joint For Life GMWB With Bonus and Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge” beginning on page 50 .  For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB With Joint Option” beginning on page 128 .

26
2.20% of the GMWB Charge Base is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Washington State, 2.22% of the GMWB Charge Base is the maximum annual charge, which charge is payable each Contract Month.   The tables below have the maximum and current charges.

MarketGuard Stretch GMWB
Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, including how the GMWB Charge Base is calculated, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” beginning on page 52.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)” beginning on page 139 .

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.5 6%

Maximum: 2.2 3%

More detail concerning each Fund’s fees and expenses is below.  But please refer to the Funds’ prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC ® (“JNAM”) , the Funds’ Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/American Funds® Blue Chip Income and Growth	1.10%A	0.25%A	0.17%A, G	0.00%	1.52%A	0.48%B	1.04%A,B
JNL/American Funds Balanced Allocation	0.30%	0.25%	0.15%G	0.47%	1.17%	0.05%C	1.12%C
JNL/American Funds Global Bond	1.23%A	0.25%A	0.18%A, G	0.00%	1.66%A	0.55%B	1.11%A,B
JNL/American Funds Global Small Capitalization	1.45%A	0.25%A	0.19%A, G	0.00%	1.89%A	0.60%B	1.29%A,B
JNL/American Funds Growth Allocation	0.30%	0.25%	0.15%G	0.50%	1.20%	0.05%C	1.15%C
JNL/American Funds Growth-Income	0.96%A	0.25%A	0.17%A, G	0.00%	1.38%A	0.40%B	0.98%A,B
JNL/American Funds International	1.34%A	0.25%A	0.20%A, G	0.00%	1.79%A	0.60%B	1.19%A,B
JNL/American Funds New World	1.78%A	0.25%A	0.20%A, G	0.00%	2.23%A	0.80%B	1.43%A,B
JNL/DFA U.S. Core Equity	0.61%	0.20%	0.10%F	0.00%	0.91%	0.11%C	0.80%C
JNL/Franklin Templeton Global Multisector Bond	0.74%	0.20%	0.15%G	0.02%	1.11%	0.01%C	1.10%C

10

Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/Goldman Sachs Mid Cap Value	0.70%	0.20%	0.11%F	0.00%	1.01%	0.02%C	0.99%C
JNL/Invesco Small Cap Growth	0.83%	0.20%	0.10%F	0.01%	1.14%	0.02%C	1.12%C
JNL/Mellon Capital S&P 500 Index	0.24%	0.20%	0.13%F	0.00%	0.57%	0.01%C	0.56%C
JNL/T. Rowe Price Value	0.62%	0.20%	0.10%F	0.00%	0.92%	0.01%C	0.91%C
JNL/WMC Money Market	0.26%	0.20%	0.11%F	0.00%	0.57%	0.38%D	0.19%D

Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.12%	0.00%	0.05%E	0.91%	1.08%
JNL Institutional Alt 35	0.11%	0.00%	0.05%E	1.04%	1.20%
JNL Institutional Alt 50	0.11%	0.00%	0.05%E	1.16%	1.32%
JNL/BlackRock Commodity Securities Strategy	0.62%	0.20%	0.15%G	0.00%	0.97%
JNL/BlackRock Global Allocation	0.72%	0.20%	0.16%G	0.01%	1.09%
JNL/BlackRock Large Cap Select Growth	0.65%	0.20%	0.10%F	0.00%	0.95%
JNL/Brookfield Global Infrastructure and MLP	0.80%	0.20%	0.15%G	0.00%	1.15%
JNL/Capital Guardian Global Balanced	0.65%	0.20%	0.16%G	0.01%	1.02%
JNL/Capital Guardian Global Diversified Research	0.72%	0.20%	0.15%G	0.01%	1.08%
JNL/Eagle SmallCap Equity	0.67%	0.20%	0.10%F	0.00%	0.97%
JNL/Eastspring Investments Asia ex-Japan	0.90%	0.20%	0.17%G	0.00%	1.27%
JNL/Eastspring Investments China-India	0.90%	0.20%	0.21%H	0.00%	1.31%
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05%E	1.01%	1.06%
JNL/Franklin Templeton Global Growth	0.67%	0.20%	0.15%G	0.01%	1.03%
JNL/Franklin Templeton Income	0.63%	0.20%	0.10%F	0.01%	0.94%
JNL/Franklin Templeton International Small Cap Growth	0.95%	0.20%	0.15%G	0.01%	1.31%
JNL/Franklin Templeton Mutual Shares	0.73%	0.20%	0.10%F	0.02%	1.05%
JNL/Franklin Templeton Small Cap Value	0.78%	0.20%	0.10%F	0.01%	1.09%
JNL/Goldman Sachs Core Plus Bond	0.58%	0.20%	0.10%F	0.02%	0.90%
JNL/Goldman Sachs U.S. Equity Flex	0.80%	0.20%	0.96%G	0.00%	1.96%
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15%G	0.00%	1.05%
JNL/Invesco International Growth	0.63%	0.20%	0.16%G	0.02%	1.01%
JNL/Invesco Large Cap Growth	0.66%	0.20%	0.10%F	0.00%	0.96%
JNL/Invesco Mid Cap Value	0.70%	0.20%	0.11%F	0.01%	1.02%
JNL/Ivy Asset Strategy	0.85%	0.20%	0.15%G	0.00%	1.20%
JNL/JPMorgan International Value	0.66%	0.20%	0.15%G	0.00%	1.01%
JNL/JPMorgan MidCap Growth	0.65%	0.20%	0.11%F	0.01%	0.97%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.11%F	0.01%	0.70%
JNL/Mellon Capital Emerging Markets Index	0.39%	0.20%	0.20%G	0.01%	0.80%
JNL/Mellon Capital European 30	0.35%	0.20%	0.20%H	0.00%	0.75%
JNL/Mellon Capital Pacific Rim 30	0.32%	0.20%	0.21%H	0.01%	0.74%
JNL/Mellon Capital S&P 400 MidCap Index	0.25%	0.20%	0.13%F	0.00%	0.58%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.11%F	0.00%	0.56%
JNL/Mellon Capital International Index	0.26%	0.20%	0.17%G	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.26%	0.20%	0.10%F	0.01%	0.57%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index	0.32%	0.20%	0.18%G	0.00%	0.70%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05%E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05%E	0.61%	0.66%
JNL/Morgan Stanley Mid Cap Growth	0.75%	0.20%	0.15%G	0.01%	1.11%
JNL/Neuberger Berman Strategic Income	0.60%	0.20%	0.15%G	0.05%	1.00%
JNL/Oppenheimer Global Growth	0.64%	0.20%	0.15%G	0.00%	0.99%
JNL/PIMCO Real Return	0.49%	0.20%	0.17%F	0.00%	0.86%
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.10%F	0.00%	0.80%

11

Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/PPM America Floating Rate Income	0.62%	0.20%	0.16%G	0.01%	0.99%
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11%F	0.02%	0.76%
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.11%F	0.00%	1.06%
JNL/PPM America Small Cap Value	0.75%	0.20%	0.11%F	0.00%	1.06%
JNL/PPM America Value Equity	0.55%	0.20%	0.11%F	0.00%	0.86%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.10%F	0.00%	0.86%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.11%F	0.00%	1.01%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.10%F	0.00%	0.70%
JNL/WMC Balanced	0.43%	0.20%	0.11%F	0.01%	0.75%
JNL/WMC Value	0.48%	0.20%	0.10%F	0.00%	0.78%
JNL/S&P Managed Conservative	0.09%	0.00%	0.06%E	0.84%	0.99%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05%E	0.87%	1.01%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06%E	0.92%	1.06%
JNL/S&P Managed Growth	0.09%	0.00%	0.05%E	0.94%	1.08%
JNL/S&P Managed Aggressive Growth	0.10%	0.00%	0.05%E	0.96%	1.11%
JNL Disciplined Moderate	0.11%	0.00%	0.05%E	0.74%	0.90%
JNL Disciplined Moderate Growth	0.10%	0.00%	0.06%E	0.70%	0.86%
JNL Disciplined Growth	0.13%	0.00%	0.05%E	0.69%	0.87%
JNL/S&P Competitive Advantage	0.37%	0.20%	0.10%F	0.00%	0.67%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.11%F	0.00%	0.67%
JNL/S&P Intrinsic Value	0.37%	0.20%	0.11%F	0.00%	0.68%
JNL/S&P Total Yield	0.38%	0.20%	0.10%F	0.00%	0.68%
JNL/S&P Mid 3	0.50%	0.20%	0.11%F	0.00%	0.81%
JNL/S&P 4	0.00%	0.00%	0.05%E	0.68%	0.73%
JNL/Mellon Capital DowSM 10	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital Global 15	0.29%	0.20%	0.21%H	0.00%	0.70%
JNL/Mellon Capital Nasdaq® 25	0.29%	0.20%	0.19%G	0.00%	0.68%
JNL/Mellon Capital Value Line® 30	0.29%	0.20%	0.23%G	0.00%	0.72%
JNL/Mellon Capital S&P® 24	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital 25	0.28%	0.20%	0.16%G	0.00%	0.64%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17%G	0.00%	0.64%
JNL/Mellon Capital JNL Optimized 5	0.29%	0.20%	0.19%G	0.00%	0.68%
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital NYSE® International 25	0.33%	0.20%	0.25%H	0.00%	0.78%
JNL/Mellon Capital Communications Sector	0.32%	0.20%	0.18%G	0.00%	0.70%
JNL/Mellon Capital Consumer Brands Sector	0.29%	0.20%	0.18%G	0.00%	0.67%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.18%G	0.00%	0.67%
JNL/Mellon Capital Healthcare Sector	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.18%G	0.00%	0.66%
JNL/Mellon Capital Technology Sector	0.29%	0.20%	0.18%G	0.00%	0.67%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.40%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.42%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.73%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.78%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year

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from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to JNAM.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

H	“Other Expenses” include an Administrative Fee of 0.20% which is payable to JNAM.

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EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor Premium tax charges are reflected in the examples.  The examples also assume that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 5% Contract Enhancement Endorsement, the most expensive Optional Death Benefit Endorsement, and the Guaranteed Minimum

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Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,24 6	$3,8 09	$4,68 5	$7,80 2

If you annuitize at the end of the applicable time period (no additional fees upon annuitization):

1 year*	3 years	5 years	10 years
$2,24 6	$3,1 59	$4,68 5	$7,80 2

* Withdrawal charges apply to annuitizations occurring within one year of the Contract’s Issue Date.

If you do not surrender your Contract:

1 year*	3 years	5 years	10 years
$99 6	$2,83 4	$4,48 5	$7,80 2

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information .  Information about the values of Accumulation Units for a base Contract (with Administration Charge waiver and no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements can be found in Appendix F.  Information about the values of all remaining Accumulation Units can be found in the Statement of Additional Information.  The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges , including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units.  Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above .

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts.  Jackson’s financial statements do not bear on the future investment experience of the assets held in the Separate Account.  For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus.

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THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us.  Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit.  Purchases under tax-qualified plans should be made for other than tax deferral reasons.  Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract.  We will not issue a Contract to someone older than age 90 (age 85 for Contracts purchased in Oklahoma).  Optional benefits may have different requirements, as noted.

Your Contract Value may be allocated to:

●	our Fixed Account, as may be made available by us, or as may be otherwise limited by us,

●	our GMWB Fixed Account (only if the optional Jackson Select Protector GMWB is elected), as may be made available by us, or as may be otherwise limited by us, or to

●	Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

●	the accumulation phase, when you make Premium payments to us, and

●	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract.  You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form).  We reserve the right to refuse an assignment, and an assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact our Annuity Service Center for help and more information.

The Contract is a flexible Premium fixed and variable deferred annuity and may be issued as either an individual or a group contract.    Contracts issued in your state may provide different features and benefits than those described in this prospectus.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  We are ultimately a wholly owned subsidiary of Prudential plc (London, England).  Prudential plc is also the ultimate parent of PPM America, Inc. and Eastspring Investments (Singapore) Limited, each a sub-adviser. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator.  JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  JNAM is located at 225 West Wacker Drive, Chicago, IL  60606.

We issue and administer the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company’s creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits.  The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about

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them.  Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Both the availability of, and transfers into and out of, the Fixed Account (which consists of the Fixed Account Options) and the GMWB Fixed Account may be subject to contractual and administrative requirements.  For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

Fixed Account Options.  Each Fixed Account Option credits interest to your Contract Value in the Fixed Account for a specified period that you select (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in that Fixed Account Option is not withdrawn, transferred, or annuitized until the end of the specified period.  You may not elect any Fixed Account Option that extends beyond the Income Date, other than the one-year option; and election of the one-year option will not extend the Income Date.  Rather, commencing on the Income Date, we will cease to credit interest under any one-year Fixed Account Option that has not yet reached the end of its term.

The following restrictions currently apply on Contracts with an optional Contract Enhancement endorsement during the first seven Contract Years (five Contract Years for the 2% Contract Enhancement).  The three, five and seven year Fixed Account Options are not available and transfers to any Fixed Account Option are not permitted (including under the Dollar Cost Averaging program).  Premiums may be allocated to the one year Fixed Account Option.   However, any Premium allocated to the one year Fixed Account must be transferred out of the one year Fixed Account in a series of scheduled monthly transfers to your choice of Investment Divisions within either a 6 or 12 month period beginning on the date we received the Premium.  Therefore, at the end of the 6 or 12 month period, all amounts in the one year Fixed Account will have been transferred out of the one year Fixed Account.  See "Additional Information Concerning the One-Year Fixed Account Option" below for additional information on the transfer out provision.  These restrictions may be modified, eliminated, or otherwise revised, at which time we will provide you with written notice of the changes.

Rates of Interest We Credit.  The Contracts guarantee a Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract, regardless of the term of that option.  The Fixed Account minimum interest rate guaranteed by the Contracts at least equals the minimum rate prescribed by the applicable non-forfeiture law in each state where the Contracts are sold.  In addition, we establish a declared rate of interest (“base interest rate”) at the time you allocate any Premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will remain in effect for the entire term of the Fixed Account Option that you select for that allocation.  To the extent that the base interest rate that we establish for any allocation is higher than the Fixed Account minimum interest rate, we will credit that allocation with the higher base interest rate.  Thus, the declared base interest rate could be greater than the guaranteed Fixed Account minimum interest rate specified in your Contract, but will never cause you to be credited with less than the currently applicable Fixed Account minimum interest rate.  Subject to the Fixed Account minimum interest rate, we may declare different base interest rates at different times, although any new base interest rate Jackson declares for a Fixed Account Option will apply only to Premiums or other amounts allocated to that Fixed Account Option after the new rate goes into effect.

The Fixed Account minimum interest rate will be a rate, credited daily, that will be reset every January pursuant to a formula that is prescribed under applicable state nonforfeiture laws and that is set forth in the Contracts.  Specifically, the Fixed Account minimum interest rate will be reset each January to equal the average of the daily five-year Constant Maturity Treasury Rates reported by the Federal Reserve for the preceding October (rounded to the nearest 1/20 of a percent), less 1.25%, provided further that the Fixed Account minimum interest rate will never be less than 1% or more than 3%.  As noted above, these limits are prescribed by state non-forfeiture laws and set forth in the Contracts.  This means that the Fixed Account minimum interest rate applicable to your Contract will in no case ever exceed a maximum of 3%. Your Contract’s initial Fixed Account minimum interest rate will be stated in your Contract, and will be the rate that is in effect on the Contract’s Issue Date pursuant to the foregoing formula.  Thereafter, on the Contract Monthly Anniversary for each January, the Fixed Account minimum interest rate will be reset in accordance with the above formula. (The Contract Monthly Anniversary for any January is the Contract Monthly Anniversary that falls within that month).  If you allocate a Premium payment or other Contract Value to a Fixed Account Option, the Fixed Account minimum interest rate in effect at the time of the allocation would initially apply to that allocation.  Subsequent resets of the Fixed Account minimum interest rate on each January Contract Monthly Anniversary could change the amount of interest you would thereafter earn on that allocation.  Thus, if the new Fixed Account minimum interest rate is higher than the rate previously being credited to your allocation to a Fixed Account Option, the interest rate being credited would increase to that new higher rate.  On the other hand, if the new Fixed Account minimum interest rate is lower than the rate being credited to your allocation, the interest rate being credited would decrease to that lower rate, but never below the base interest rate.  We will advise you of any new Fixed Account minimum interest rate in the fourth quarter report for the calendar year preceding the January Contract Monthly Anniversary on which the change occurs.

For the most current information about applicable interest rates, you may contact your registered representative or (at the address and phone number on the cover page of this prospectus) our Annuity Service Center.

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Excess Interest Adjustment.  An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period.  The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period.  In order to determine whether there will be an Excess Interest Adjustment, we first consider the base interest rate of the Fixed Account Option from which you are taking an amount as a withdrawal, transfer, or annuitization.  As discussed above under ‘Rates of Interest we Credit,’ the ‘base interest rate’ is a rate which we declare at the time you allocate any amount to a Fixed Account Option and which we credit to that Fixed Account Option if and when such base interest rate is higher than the Fixed Account minimum interest rate.  The Excess Interest Adjustment is based on the relationship of the base interest rate on your Fixed Account Option to the ‘current new business interest rate,’ which is a rate that we use solely for purposes of calculating the amount of any Excess Interest Adjustment.  The ‘current new business interest rate’ is .50% per annum greater than the base interest rate we are then offering on a new Fixed Account Option with the same duration as your Fixed Account Option.  If we are not then offering that duration, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.

Generally, the Excess Interest Adjustment will (a) increase the amount withdrawn, transferred, or annuitized when the current new business rate is lower than the base interest rate being credited for the Fixed Account Option from which the amount is being taken and will (b) decrease the amount withdrawn, transferred, or annuitized when the current new business rate is higher than the base interest rate for the Fixed Account Option from which the amount is being taken. There will be no Excess Interest Adjustment if these rates are the same. Any adjustment resulting from the Excess Interest Adjustment is applied to the amount that is being withdrawn, transferred, or annuitized from the Fixed Account Option.  However, an Excess Interest Adjustment will not otherwise affect the values under your Contract.

Moreover, even if the current new business interest rate is greater than the base interest rate for the Fixed Account Option from which the amount is being taken, there will be no Excess Interest Adjustment if the difference between the two is less than 0.50%.   This limitation avoids decreases in the amount withdrawn, transferred, or annuitized in situations where the general level of interest rates has declined but the current new business interest rate nevertheless exceeds the base interest rate for your Fixed Account Option because of the additional .50% that (as described above) is added when determining the current new business rate.

Also, there is no Excess Interest Adjustment on: amounts taken from the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals.  In no event will a total withdrawal, transfer or annuitization from the Fixed Account Options be less than the Fixed Account minimum value.  The Fixed Account minimum value at least equals the minimum value prescribed by the applicable non-forfeiture law in each state where the Contracts are sold.  The Fixed Amount minimum value for any Fixed Account Option is the amount that would result from (1) accumulating the following amounts at the Fixed Account minimum interest rate: (a) any Premium payments (net of any associated Premium taxes plus any Contract Enhancement) or transfers that you allocate to that Fixed Account Option less (b) any withdrawals, transfers, or charges that are taken out of that Fixed Account Option; and (2) deducting any withdrawal charges, recapture charges, or charge for taxes due in connection with the withdrawal. In the case of a partial withdrawal or transfer from a Fixed Account Option, you will have been credited with interest on the amount withdrawn or transferred at a rate at least equal to the Fixed Account minimum interest rate, even if subject to an Excess Interest Adjustment that otherwise would have reduced it below that rate.

The following example illustrates how the Fixed Account minimum value may affect an Excess Interest Adjustment on a partial withdrawal.  If you allocated your initial Premium of $10,000 to the Fixed Account and your declared rate of interest was 3%, after one year (assuming no other transactions or withdrawal charges) your Contract Value in the Fixed Account would be $10,300. If the Fixed Account minimum interest rate was 1%, your Fixed Account minimum value would be $10,100. In this case, an Excess Interest Adjustment could not reduce the withdrawal by more than $200 (the difference between your Contract Value in the Fixed Account and the Fixed Account minimum value).  For example, if you request an $8,000 withdrawal and it is subject to a $200 negative Excess Interest Adjustment, the withdrawal would be adjusted to $7,800. However, if it were subject to a negative $400 Excess Interest Adjustment, the $8,000 withdrawal still would only be adjusted to $7,800, so that it does not invade the Fixed Account minimum value. Immediately after either of these withdrawals, there will be no difference between your Contract Value in the Fixed Account and Fixed Account minimum value, and no negative Excess Interest Adjustments will apply on subsequent withdrawals until the Contract Value in the Fixed Account again grows to be larger than the Fixed Account minimum value.

End of Fixed Account Option Periods.  Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment.  If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date.  If such new Fixed Account Option would extend beyond the Income Date, we will use the longest Fixed Account Option that does not extend beyond the Income Date; or (if less than 1 year remains until the Income Date) we will credit interest at the current interest rate under the one-year Fixed Account Option up to the Income Date.  If the specified period of the same duration that has ended is no longer available, we will use the next shorter period that is then available.

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Additional Information Concerning the One-Year Fixed Account Option.  If you allocate Premiums to the one-year Fixed Account Option, we may require that the amount in the one-year Fixed Account Option (including any Contract Enhancement) be automatically transferred on a monthly basis in installments to your choice of Investment Division within 12 months of the date we received the Premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred.  The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate.  Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance.  These automatic transfers will not count against the 15 free transfers in a Contract Year or any maximum on amounts transferable from the one-year Fixed Account Option that we may impose as described in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” later in this prospectus.

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Division options.  However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate (or, if applicable, the Fixed Account minimum interest rate), as it the applicable rate will be applied to a declining balance in the one-year Fixed Account Option.

Please also refer to “Transfers and Frequent Transfer Restrictions” later in this prospectus for information about certain restrictions, limits and requirements that may apply (or may in the future apply) to transfers to or from the Fixed Account Options.  In particular, we  describe certain additional restrictions that may apply with respect to transfers from the one-year Fixed Account Option, including the possibility that you might not be able to transfer all of your Contract Value out of the one-year Fixed Account Option for at least three years.  Accordingly, before allocating any Premium payments or other Contract Value to the one year Fixed Account Option, you should consider carefully the conditions we may impose upon your use of that option.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions.  From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.  DCA+ Fixed Account Option is only available for new Premiums.  We provide more information about Dollar Cost Averaging, including DCA+, under “Other Information” later in this prospectus.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the  Jackson Select Protector GMWB.  If you elect to purchase this GMWB, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under "THE FIXED ACCOUNT" beginning on page 17 .  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may notchoose to transfer amounts to and from the GMWB Fixed Account.  These automatic transfers will not count against the 15 free transfers in a Contract Year.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding Jackson Select Protector GMWB, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement (Jackson Select Protector GMWB)” beginning on page 79 .

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

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The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations.  However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct.  All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions.  We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 18 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time.  Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective.  The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options, and the GMWB Fixed Account.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds.  Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds.  You should read the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

In addition to the Fund of Funds structure, certain of the Funds operate as feeder funds that invest in master funds.  These Funds are identified in the following descriptions by the designation (“Feeder Fund”) following the name of the Fund.  For more information about a Feeder Fund, you should read the prospectus for the JNL Series Trust.

The names of the Funds that are available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust
JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

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Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth-Income FundSM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other securities that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends.  The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® ( “Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC

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Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

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JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC

Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC

Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed income securities.

JNL/BlackRock Commodity Securities Strategy Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% - 75% of its assets in the “Natural Resources Strategy,” and 25% - 50% of its assets in the “Commodity Strategy.”  The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodity Strategy” will focus on investments in commodity securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world.  Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility.  Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/Brookfield Global Infrastructure and MLP Fund (formerly, JNL/Brookfield Global Infrastructure Fund )
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)

Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange.  MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural gas.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed income securities of U.S. and non-U.S. issuers.  The Fund’s neutral position is a blend of 65% equities and 35% fixed income, but may allocate 55% to 75% of the Fund’s assets to equity securities and 25% to 45% of the Fund’s assets to fixed income securities.  The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with

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market capitalization greater than $1 billion at the time of purchase.  The Fund may also invest in equity securities of developing country (emerging market) issuers.

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JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.   T he range by which the Fund’s percentage allocation to all securities as compared to the U.S. u niverse may be modified after considering other factors the Sub-Adviser determines to be appropriate.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000® Index.  The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Eastspring Investments Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing under normal circumstances at least 80% of its assets in equity and equity-related securities of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.  Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.

JNL/Eastspring Investments China-India Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India. Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds : JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Growth Fund; and , JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”) .   The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets.  The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains .U nder normal market conditions the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. T he Fund’s assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.  The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well

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as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments of smaller international companies, located outside of the U.S., including those of emerging or developing markets. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index. The Fund may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income .The Fund , under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in investments of small-capitalization companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase.  The Fund invests primarily in common stocks.  The Fund may invest up to 25% of its total assets in foreign securities.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective .The Fund invest s , under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed income securities and related investments.  The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in securities within the market capitalization range of the Russell Midcap® Value Index and Russell 2500 Value Index.  The Fund may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies.  The Fund may also invest in derivatives.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.

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JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)

Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies , including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities.  The companies will be located in at least three different countries, including the U . S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S.  The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.  The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.  The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets located around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies.  The Fund may invest up to 100% of its total assets in foreign securities.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing .The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies .T he Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.  The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.  Market capitalization is the total market value of a company’s shares.  The Fund may also invest up to 20% of its total assets in all types of foreign securities.

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JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U . S . Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.  The Fund may also invest in high-quality corporate debt securities.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;
➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital International Index Fund; and
➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	20% in the JNL/Mellon Capital Small Cap Index Fund;
➢	20% in the JNL/Mellon Capital International Index Fund; and
➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries .The Fund invest s , under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

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JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations .U nder normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies .U nder normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities in order to provide long-term growth of capital.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund invests in international equity securities attempting to match the characteristics of each country within the index .U nder normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed income investments.

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Dow Jones U.S. Contrarian Opportunities Index.  The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals-based and other qualitative criteria.

JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)

Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid cap companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)

Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

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Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets.  However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management .The Fund invest s, under normal circumstances, at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities , and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management .The Fund invest s under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

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JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.  Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in such derivative or other synthetic instruments that have economic characteristics similar to the floating rate investments may be used for the purpose of satisfying the 80% minimum investment requirement.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments.  Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement.  The Fund may also invest in securities of foreign issuers.  To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies.  Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing generally in common stocks of large-capitalization companies . The S ub- A dviser seeks investments in companies with one or more of the following characteristics:  strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth .  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

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JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the S ub- A dviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed income securities, including cash and cash equivalents.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies.  Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion).  The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.  In selecting companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three companies with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

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Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor’s Investment Advisory Services LLC, companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor’s Investment Advisory Services LLC seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies.  The Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;
➢	MID Intrinsic Value Strategy; and
➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;
➢	25% in JNL/S&P Dividend Income & Growth Fund;
➢	25% in JNL/S&P Intrinsic Value Fund; and
➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 10% - 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% - 90% to Underlying Funds that invest primarily in fixed income securities and 0% - 30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 30% - 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% - 70% to Underlying Funds that invest primarily in fixed income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 50% - 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% - 50% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

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Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 70% - 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% - 30% to Underlying Funds that invest primarily in fixed income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

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JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates up to 80% - 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% - 20% to Underlying Funds that invest primarily in fixed income securities and 0% - 10% to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC

Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 40% - 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% - 60% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 60% - 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% - 40% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 70% - 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% - 30% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC
JNL/Mellon Capital DowSM 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.

JNL/Mellon Capital Global 15 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing in the common stocks of certain companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index and the Hang Seng Index.

JNL/Mellon Capital Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of the 25 companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for TimelinessTM.  The 30 companies are selected each year by the S ub- A dviser based on certain positive financial attributes. The #1 TimelinessTM top ranking given to only 100 stocks reflects Value Line’s view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.

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JNL/Mellon Capital S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on a specific date each year.

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JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor’s MidCap 400 Index and 30 companies in the Standard & Poor’s SmallCap 600 Index.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on a specific date each year by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two factors.

JNL/Mellon Capital 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on a specific date each year.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy ; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 30 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

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JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund’s investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers.  The Funds described are available only through variable annuity contracts issued by Jackson.  They are NOT offered or made available to the general public directly.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional Investment Divisions and underlying Funds may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-644-4565 (Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund.  We will vote all the shares we own in proportion to those instructions from Owners.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different underlying Fund or investment company for the one in which any Investment Division is currently invested, or transfer money to the General Account.  We will not do this without any required approval of the SEC.  We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Charges are deducted proportionally from your Contract Value.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract.  These charges may be a lesser amount where required by state law or as described below, but will not be increased, except as also described.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge equals 1.55% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  Our mortality risks under the Contracts arise from our obligations and include:

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●	to make income payments for the life of the Annuitant during the income phase;

●	to waive the withdrawal charge in the event of the Owner’s death; and

●	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge.  Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date.  We will also deduct the annual contract maintenance charge if you make a total withdrawal.  This charge is for administrative expenses.  The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is deducted proportionally from your allocations to the Investment Divisions, the Fixed Account and the GMWB Fixed Account.  We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Fixed Account or the GMWB Fixed Account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

This charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.  If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated.

Transfer Charge. You must pay $25 for each transfer in excess of 15 in a Contract Year.  For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable.  We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Withdrawal Charge. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

●	Premiums that are no longer subject to a withdrawal charge (Premiums in your annuity for at least four years without being withdrawn), plus

●	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your Remaining Premiums allocated to those accounts)

●
during each Contract Year 10% of Premium that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), minus earnings (required minimum distributions will be counted as part of the free withdrawal amount).

We will deduct a withdrawal charge on:

●	withdrawals in excess of the free withdrawal amount (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or
●	withdrawals under a tax-qualified Contract that exceed its required minimum distribution (the entire withdrawal will be subject to the withdrawal charge), or

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●
withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner’s death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distribution of a Roth IRA annuity (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or

●	amounts withdrawn in a total withdrawal, or
●	amounts applied to income payments on an Income Date that is within one year of the Issue Date.

The amount of the withdrawal charge deducted varies depending upon how many years prior to the withdrawal you made the Premium payment(s) you are withdrawing, according to the following schedule (state variations may apply):

Withdrawal Charge (as a percentage of Premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4+

Withdrawal Charge	8%	7.5%	6.5%	5.5%	0%

For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium.  If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on Premiums remaining in the Contract and no free withdrawal amount applies.  If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract.  The withdrawal charge compensates us for costs associated with selling the Contracts.

Note:  Withdrawals under a non-qualified Contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to investment in the Contract, as defined by the Internal Revenue Code (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

We do not assess the withdrawal charge on any amounts paid out as:

●	income payments during your Contract’s income phase (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);
●	death benefits;
●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner’s death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

●
if permitted by your state, a one-time benefit on withdrawals of up to $250,000 from the Investment Divisions, the Fixed Account and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, a one-time benefit on withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Investment Divisions, the Fixed Account and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense.  Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser.  We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.

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Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  The charge on currently offered Contracts may be less.  Please check with your representative to learn about the current level of the charge and its availability in your state.  We reserve the right to change the charge on new Contracts, subject to a maximum annual charge of 0.45%.  Please check with your representative to learn about the current level of the charge and its availability in your state.  This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable.  If your spouse elects to continue the Contract under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 158 ), the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease.  We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge.

PLEASE NOTE:  EFFECTIVE OCTOBER 15, 2012, THESE ENDORSEMENTS ARE NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions.  These charges will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates by the applicable charge percentage, but not below the minimum guaranteed interest rate (assuming no withdrawals).  (For more information about the Fixed Account Options and the GMWB Fixed Account, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .)  The amounts of these charges (or reductions in credited rates) depend upon which of the Contract Enhancements you select:

Contract Enhancement	2%	3%	4%	5%

Charge (on an annual basis)	0.395%	0.42%	0.56%	0.695%

Due to the Contract Enhancement charges listed above, it is possible that upon a total withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.

Contract Enhancement Recapture Charge.

PLEASE NOTE:  EFFECTIVE OCTOBER 15, 2012, THESE ENDORSEMENTS ARE NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select an optional Contract Enhancement and make a partial or total withdrawal from your Contract, including annuitization, in the first seven Contract Years after a Premium is received (five Contract Years for the 2% Contract Enhancement), you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your Premiums.  The recapture charge is applied to withdrawals when:

●	the Contract is returned during the free look period;

●	withdrawals are in excess of the free withdrawal amount (the recapture charge is imposed only on the excess amount above the free withdrawal amount);

●	withdrawals exceed the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge);

●	there is a total withdrawal;

●	there is a total withdrawal due to annuitizing the Contract and the corresponding Income Date is within the recapture charge schedule (see Example 3 in Appendix B).

The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the Premium payment being withdrawn was received and (ii) when the charge is imposed based on the Completed Years since the receipt of the related Premium.  The percentage amounts of the recapture charges are as follows (please see the examples in Appendix B showing how these recapture charges are applied to withdrawals):

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Contract Enhancement Recapture Charge (as a percentage of the corresponding Premium payment withdrawn if an optional Contract Enhancement is selected)

2% Contract Enhancement

Contract Year Premium is Received
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	2%	2%	1.25%	1.25%	0.50%	0%	0%	0%
1-2	2%	1.25%	1.25%	0.50%	0%	0%	0%	0%
2-3	1.25%	1.25%	0.50%	0%	0%	0%	0%	0%
3-4	1.25%	0.50%	0%	0%	0%	0%	0%	0%
4-5	0.50%	0%	0%	0%	0%	0%	0%	0%
5-6	0%	0%	0%	0%	0%	0%	0%	0%
6-7	0%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

3% Contract Enhancement

Contract Year Premium is Received
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	3%	3%	2%	2%	2%	1%	1%	0%
1-2	3%	2%	2%	2%	1%	1%	0%	0%
2-3	2%	2%	1.25%	1%	1%	0%	0%	0%
3-4	2%	2%	1%	1%	0%	0%	0%	0%
4-5	2%	1%	1%	0%	0%	0%	0%	0%
5-6	1%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

4% Contract Enhancement

Contract Year Premium is Received
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4%	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%
1-2	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%	0%
2-3	2.50%	2.50%	2%	1.25%	1.25%	0%	0%	0%
3-4	2.50%	2.50%	1.25%	1.25%	0%	0%	0%	0%
4-5	2.50%	1.25%	1.25%	0%	0%	0%	0%	0%
5-6	1.25%	1.25%	0%	0%	0%	0%	0%	0%
6-7	1.25%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

5% Contract Enhancement

Contract Year Premium is Received
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4.50%	3.75%	3.25%	2.75%	2%	1.25%	1%	0%
1-2	3.75%	3.25%	2.75%	2%	1.25%	1%	0%	0%
2-3	3.25%	2.75%	2%	1.25%	1%	0%	0%	0%
3-4	2.75%	2%	1.25%	1%	0%	0%	0%	0%
4-5	2%	1.25%	1%	0%	0%	0%	0%	0%
5-6	1.25%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

If you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.

The recapture charge percentage will be applied to the corresponding Premium reflected in the amount withdrawn or to the corresponding Premium reflected in the amount applied to income payments.  (Please see the examples in Appendix B.)  The amount recaptured from the corresponding Premium will be taken from the Investment Divisions and the Fixed Account (and the GMWB

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Fixed Account, if applicable) in the proportion their respective values bear to the Contract Value.  The dollar amount recaptured from the corresponding Premium will never exceed the dollar amount of the Contract Enhancement added to the Contract with respect to that Premium payment.  Recapture charges will be applied upon electing to receive income payments if the corresponding Income Date is within the recapture charge schedule, even in a situation where the withdrawal charge is waived (see Example 3 in Appendix B).

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works.  However, we do not assess the recapture charge on any amounts paid out as:

●	death benefits;
●	withdrawals taken under the additional free withdrawal provisions;
●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

●
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge.

PLEASE NOTE:  EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 69 .

Annual Charge	Maximum		Current
	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued (subject to availability); or upon election of a step-up – subject to the applicable maximum charge.

The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 69 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  67  for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

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5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 73 .

Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.  The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your Contract Value on a  pro rata basis  over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase.  You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero.  Please check with your representative learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 5)” beginning on page 73 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge.

PLEASE NOTE:  EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 76 .

Annual Charge	Maximum		Current
	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

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You pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; or if you select this benefit after your Contract is issued (subject to availability), subject to the maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase.  You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 6)” beginning on page 76 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”) Charge.

PLEASE NOTE:  EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (Jackson Select Protector GMWB)” beginning on page 79 .

Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB’s Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 86 .

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

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We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Such election must be received in Good Order prior to the Contract Anniversary.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier of the date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 8 9 .  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and upon automatic step-up on or after the second Contract Anniversary, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 79.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  The percentage varies depending on whether you elect the Optional Income Upgrade Table which provides a higher GAWA percentage at an increased charge (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 9 0.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013 *

Annual Charge	Maximum		Current
For endorsements purchased without Optional Income Upgrade Table	2.50%	( MO and WA Only) 2.52%	1.25%	( MO and WA Only) 1.26%
For endorsements purchased with Optional Income Upgrade Table	3.00%	( MO and WA Only) 3.00%	1.50%	( MO and WA Only) 1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013 *

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
For endorsements purchased with Optional Income Upgrade Table	2.70%	(WA Only) 2.70%	1.35%	(WA Only) 1.35%

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Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 99 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page  90 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  The percentage varies depending on whether you elect the Optional Income Upgrade Table which provides a higher GAWA percentage at an increased charge (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 102 .

GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*
Annual Charge	Maximum		Current
	3.00%	( MO and WA Only) 3.00%	1.60%	( MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

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GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	3.00%	(WA Only) 3.00%	1.50%	(WA Only) 1.50%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.55%	(WA Only) 1.56%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.80%	(WA Only) 1.80%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 113 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 102.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

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For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  The percentage varies depending on whether you elect the Optional Income Upgrade Table which provides a higher GAWA percentage at an increased charge (see table below).  For more information about the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 117 .

GMWBS ISSUED ON OR AFTER APRIL 29, 2013 *

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	( MO and WA Only) 2.04%	1.00%	( MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	( MO and WA Only) 2.52%	1.25%	( MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013 *

LifeGuard Freedom Flex GMWB without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(WA Only) 1.80%	0.90%	(WA Only) 0.90%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.00%	2.04%	1.00%	1.02%
6% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

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You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “LifeGuard Freedom Flex GMWB” beginning on page 125 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB” beginning on page 117.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Flex GMWB only.  If you purchase the LifeGuard Freedom Flex DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page  5 5 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  The percentage varies depending on whether you elect the Optional Income Upgrade Table which provides a higher GAWA percentage at an increased charge (see table below).  For more information about the GWB, please see “LifeGuard Freedom Flex With Joint Option” beginning on page 128 .

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GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013* LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	( MO and WA Only) 2.70%	1.35%	( MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
* On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013 LifeGuard Freedom Flex With Joint Option GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
7% Bonus and Annual Step-Up (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.60%	(WA Only) 2.64%	1.30%	(WA Only) 1.32%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	3.00%	1.50%	1.50%
6% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an

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increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 137 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 128 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  67  for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Charge Base (see table below).

Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

GMWB Charge Base.  At election, the GMWB Charge Base is equal to the Guaranteed Withdrawal Balance (“GWB”).  After each subsequent purchase payment, the GMWB Charge Base is increased by the amount of the purchase payment net of any applicable Premium taxes, subject to a maximum of $5,000,000.  The GMWB Charge Base is not reduced for withdrawals unless a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable. In this case, the GMWB Charge Base is reduced for the Excess Withdrawal amount in the same proportion as the Contract Value is reduced by the Excess Withdrawal. The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

For more information about the GAWA and Stretch RMD, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) beginning on page 139 .

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GMWB Charge Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or elections after issue (subject to availability) subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier of the date the endorsement terminates, or the date your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)” beginning on page 139 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 67 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract’s basic death benefit.  However, for an additional charge, you may select one of the Contract’s available optional death benefits in place of the basic death benefit.  Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

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If you select the 5% Roll-up Death Benefit, you will pay 0.20% of the GMDB Benefit Base each Contract Quarter (0.80% annually), subject to a maximum quarterly charge of 0.30% (1.20% annually) on new issues.  For Contracts issued before April 30, 2012, you pay 0.15% of the GMDB Benefit Base each Contract Quarter (0.60% annually), subject to a maximum quarterly charge of 0.30% (1.20% annually).  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 149 .  PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the 6% Roll-up Death Benefit, you will pay 0.20% of the GMDB Benefit Base for this benefit each Contract Quarter (0.80% annually), subject to a maximum quarterly charge of 0.40% (1.60% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 151 .  PLEASE NOTE:  EFFECTIVE APRIL 30, 2012, THE 6% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the Highest Quarterly Anniversary Value Death Benefit, you will pay 0.075% of the GMDB Benefit Base for this benefit each Contract Quarter (0.30% annually), subject to a maximum quarterly charge of 0.15% (0.60% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 152 .

If you select the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.225% of the GMDB Benefit Base each Contract Quarter (0.90% annually), subject to a maximum quarterly charge of 0.35% (1.40% annually) on new issues.  For Contracts issued before April 30, 2012, you pay 0.175% of the GMDB Benefit Base each Contract Quarter (0.70% annually), subject to a maximum quarterly charge of 0.35% (1.40% annually).  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 153 .  PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.225% of the GMDB Benefit Base for this benefit each Contract Quarter (0.90% annually), subject to a maximum quarterly charge of 0.45% (1.80% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The

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charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Death Benefit” under “Optional Death Benefits”, beginning on page 15 4 .  PLEASE NOTE:  EFFECTIVE APRIL 30, 2012, THE COMBINATION 6% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom Flex DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), you will pay two separate charges for the combined benefit.  For LifeGuard Freedom Flex DB, you will pay 0.175% of the GMWB Death Benefit each Contract Quarter (0.70% annually).  For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current and maximum charge for LifeGuard Freedom Flex DB is 0.06% of the GMWB Death Benefit each Contract Month (0.72% annually).  The charge for LifeGuard Freedom Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Flex GMWB.  The charge for the LifeGuard Freedom Flex GMWB without the Optional Income Upgrade, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter, is currently 1.10% annually.  For Contracts purchased in Missouriand Washington State, the charge for LifeGuard Freedom Flex GMWB without the Optional Income Upgrade is currently 0.0925% of the GWB each Contract Month (1.11% annually).  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 156.  For more information about the charges for LifeGuard Freedom Flex GMWB (with and without the Optional Income Upgrade), please see page 49 and for benefit information, including the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 117.  PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

●
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

●
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges.  There are deductions from and expenses paid out of the assets of the Funds.  These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.  For more information, please see the “Fund Operating Expenses” table beginning on page 54 .

Premium Taxes. Some states and other governmental entities charge Premium taxes or other similar taxes.  We pay these taxes and may make a deduction from your Contract Values for them.  Premium taxes generally range from 0% to 3.5% (the amount of state Premium tax, if any, will vary from state to state).

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a

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particular Investment Division.  No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“JNLD” or “Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.  JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).  For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or internet (www.finra.org).

The Contract is offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any legal responsibility to pay amounts that are owed under the Contract. The obligations and guarantees under the Contract are the sole responsibility of Jackson.  The financial institution, brokerage firm or insurance agency is responsible for delivery of various related disclosure documents and the accuracy of their oral description and recommendation of the purchase of the Contract.

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any Premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its own resources and/or Jackson may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD and/or Jackson are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales and generally range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences (for example, national, regional and top producer meetings), sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to FINRA rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.  Individual registered representatives may receive differing levels of sales and service support.   Some support services may benefit the prospective or current contract owner.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products:

Cetera Advisor Networks LLC
Cetera Investment Services LLC
Commonwealth Financial Network
CUSO Financial Services
ING Financial Partners Inc
INVEST Financial Corporation
LPL Financial Corporation
Merrill Lynch
Metlife Securities
MML Investors Services Inc

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Morgan Stanley Smith Barney
National Planning Corporation
Raymond James
Securities America
Signator Investors, Inc
SII Investments
Transamerica Financial Advisors, Inc
UBS Financial Services Inc
Wells Fargo Advisors
Woodmen Financial Services, Inc.

Please see Appendix C for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract’s mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,
●	SII Investments, Inc.,
●	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
●	Investment Centers of America, Inc., and
●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

●	$10,000 (Qualified and Non-Qualified)

Minimum Additional Premiums:

●	$500 (Qualified and Non-Qualified)

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●	$50 for an automatic payment plan
●
You can pay additional Premiums at any time during the accumulation phase unless a specific optional benefit or feature provides limitations.  However, if you purchased your Contract in the state of Mississippi before April 30, 2012, no Premiums will be accepted after the first Contract Year.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse any Premium payment.  There is a $100 minimum balance requirement for each Investment Division and Fixed Account.  We reserve the right to restrict availability or impose restrictions on the Fixed Account.

Maximum Premiums:

●	The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, or any GMWB.  The payment and timing of subsequent Premium payments may also affect the value of the Contract Enhancements.  Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Allocations of Premium.  You may allocate your Premiums to one or more of the Investment Divisions and Fixed Account.  Each allocation must be a whole percentage between 0% and 100%.  The minimum amount you may allocate to the Fixed Account or an Investment Division is $100.  We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.

You may not allocate your Contract Values among more than 18 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time.  Additionally, you may not choose to allocate your Premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional Jackson Select Protector GMWB.  For more detailed information regarding Jackson Select Protector GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement” beginning on page 79 .

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract.  If we do not receive all of the information that we require, we will contact you to get the necessary information.  If for some reason we are unable to complete this process within five Business Days, we will return your money.

Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancements.

PLEASE NOTE:  EFFECTIVE OCTOBER 15, 2012, THESE ENDORSEMENTS ARE NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

You may elect one of our five optional Contract Enhancement endorsements. The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement.  Contract Enhancement endorsements are available only at the time you purchase your Contract and to Owners 87 years old and younger.  If elected, a Contract Enhancement endorsement cannot be canceled.  In addition, if you elect any Contract Enhancement endorsement, you cannot select the Capital Protection Program.

If you elect a Contract Enhancement endorsement, the following Fixed Account restrictions currently apply during the first seven Contract Years (five Contract Years for the 2% Contract Enhancement). The three, five and seven year Fixed Account Options are not available and transfers to any Fixed Account Option are not permitted (including under the Dollar Cost Averaging program).  Premiums may be allocated to the one year Fixed Account.  However, any Premium allocated to the one year Fixed Account must be transferred out of the one year Fixed Account in a series of scheduled monthly transfers to your choice of Investment Divisions within either a 6 or 12 month period beginning on the date we received the Premium.  Therefore, at the end of the 6 or 12 month period, all amounts in the one year Fixed Account will have been transferred out of the one year Fixed Account.  (See "Fixed Account Options" on page 17 .)  These restrictions may be modified, eliminated, or otherwise revised, at which time we will provide you with written notice of the changes.

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If an optional Contract Enhancement endorsement is elected, then at the end of any Business Day in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) when we receive a Premium payment, we will credit your Contract Value with a Contract Enhancement.  The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon which Contract Enhancement you have elected and the Contract Year in which you make your payment.  Therefore, the dollar amount of the actual Contract Enhancement credited to your Contract Value also varies, depending on the Contract Enhancement percentage applied and the amount of the Premium payment.  The Contract Enhancement percentage applied to a Premium payment is generally a declining and lesser percentage for Premium payments received after the first Contract Year (see the schedules below).

In addition, since total expenses for a Contract with a Contract Enhancement are higher than those for a Contract without a Contract Enhancement, it is possible that upon surrender you will receive less money back than you would have if you had not elected a Contract Enhancement.  This is discussed further on page 59 .

2% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5+
Contract Enhancement Percentage of the Premium Payment	2.00%	2.00%	1.25%	1.25%	0.50%	0%

3% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	3.00%	3.00%	2.25%	2.00%	2.00%	1.00%	1.00%	0%

4% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	4.00%	4.00%	3.00%	2.50%	2.50%	1.25%	1.25%	0%

5% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	5.00%	4.50%	3.75%	3.00%	2.25%	1.75%	1.00%	0%

There is a charge, for the optional Contract Enhancement endorsements that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement endorsement you elect.  For more information about the charges for these endorsements, please see “Contract Enhancement Charge” on page 41 .

We will also impose a Contract Enhancement recapture charge if you:

●
make a total withdrawal within the recapture charge schedule or a partial withdrawal within the recapture charge schedule in excess of the free withdrawals permitted by your Contract (the recapture charge is imposed only on the excess amount above the free withdrawal amount),

●
make a partial withdrawal within the recapture charge schedule in excess of the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge),

●
elect to receive payment under an income option, (see Example 3 in Appendix B) (for more information about these income options, see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 146 ) within the recapture charge schedule, or

●	return your Contract during the Free Look period. (If you return your Contract during

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the Free Look period, the entire amount of the Contract Enhancement will be recaptured.)

The Recapture Charge schedule(s) can be found beginning on page  41 of this prospectus.    The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the Premium payment being withdrawn was received and (ii) when the recapture charge is imposed based on the Completed Years since the receipt of the related Premium.  (See the examples in Appendix B showing how these recapture charges are applied to withdrawals.)

We will not impose the Contract Enhancement recapture charge on any amounts paid out as:

●	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your Remaining Premiums allocated to those accounts)

●	death benefits;
●	withdrawals taken under the additional free withdrawal provision;

●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

●
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract (see "Waiver of Withdrawal and Recapture Charges for Certain Emergencies" on page  66 for more information); or

●
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract (see "Waiver of Withdrawal and Recapture Charges for Certain Emergencies" on page  66  for more information).

For purposes of the recapture charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium, based on the completed years (12 months) since the receipt of Premiums.  (See example 2 in Appendix B for an illustration.)  We expect to make a profit on these charges for the Contract Enhancements.  Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancements work.  In certain situations, both a recapture charge and a withdrawal charge will be charged on your withdrawal amount (see examples 1 and 2 in Appendix B).

Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement.  Contract Enhancements, and any increase in value attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

As referenced above, there is a charge for the optional Contract Enhancement endorsements.  This Contract Enhancement charge is based on the average daily net asset value of your allocations to the Investment Divisions and is deducted from the total value of the Separate Account.  In addition, for the Fixed Account and the GMWB Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected.  Therefore, you will incur charges on the entire amounts included in your Contract, which includes Premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement).  As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement.  Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement.  We will impose a Contract Enhancement recapture charge if you make withdrawals in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

Charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement).  Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years

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(five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge.  If you make Premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance.  Contract Values may also be higher if you pay additional Premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

●	death benefits computed on the basis of Contract Value;
●	withdrawals taken under the 10% free withdrawal provision;
●	withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code;

●	if permitted by your state, withdrawals under our:
	○	Terminal Illness Benefit;
	○	Specified Conditions Benefit; or
	○	Extended Care Benefit. (See page 66 below.)

In addition, you currently may not elect any Contract Enhancement endorsement with the Capital Protection Program.

Capital Protection Program.  If you select our Capital Protection Program at issue, we will allocate enough of your Premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original Premium paid.  You may allocate the rest of your Premium to any Investment Division(s).  If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original Premium.  This program is available only if Fixed Account Options are available.  There is no charge for the Capital Protection Program.  You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

Currently, the Capital Protection Program is not available if you elect a Contract Enhancement endorsement.

For an example of capital protection, assume you made a Premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a Premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year.  Jackson will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years.  The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all your Premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the guarantee period.

The Capital Protection Program will not be available if you purchase the Jackson Select Protector GMWB.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select.  In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.”  During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

●	determining the total amount of assets held in the particular Investment Division;
●	subtracting any asset-based charges and taxes chargeable under the Contract; and

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●	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit is expected to vary from day to day.  The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a Premium payment, we credit your Contract with Accumulation Units.  The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have selected and their respective charges.

In connection with arrangements we have to transact business electronically, we may have agreements in place whereby the time when certain broker-dealers receive your initial Purchase Payment and all required information in Good Order will be used for initial pricing of your Contract values.  However, if we do not have an agreement with a broker-dealer providing for these pricing procedures, initial Purchase Payments received by the broker-dealer will not be priced until they are received by us. As of the date of this prospectus, we have such an agreement with Morgan Stanley Smith Barney LLC and SBHU Life Agency.  Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that provides for these pricing procedures.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between the Fixed Account and an Investment Division must occur prior to the Income Date.

You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Transfers from the Fixed Account generally will be subject to any applicable Excess Interest Adjustment.

Potential Limits and Conditions on Fixed Account Transfers. There may be periods when we do not offer any Fixed Account.  We can prohibit or impose limitations or other requirements on transfers to or from the Fixed Account, as permitted by applicable law.  Currently, for Contracts with an optional Contract Enhancement, transfers are not permitted to a Fixed Account Option during the first seven Contract Years (five Contract Years for the 2% Contract Enhancement).  This restriction may be modified, eliminated, or otherwise revised, at which time we will provide you with written notice of the changes.

In addition, we also specifically reserve the right to impose the limitations and conditions set forth in 1-4 below with respect to the one-year Fixed Account Option.  Although we are not imposing these restrictions as of the date of this prospectus, if we do decide to impose them, they could provide as follows with respect to both new and already outstanding Contracts:

1.  During any Contract Year, the aggregate dollar amount of all transfers from the one-year Fixed Account Option (including transfers at the end of the one-year period) could not exceed whichever of the following three maximums apply to you for that year:

●
Maximum transfers during the first Contract Year in which you have Contract Value in the one-year Fixed Account Option subject to these restrictions: 1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary;

●	Maximum transfers during any subsequent Contract Year, if you had Contract Value subject to these restrictions during the preceding Contract year:
i.	1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did not make a 1/3 transfer in the preceding year as mentioned above or
ii.	1/2 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did make such a 1/3 transfer in the preceding year; or
●
Maximum transfers during any Contract Year, if you had Contract Value subject to these restrictions during both of the preceding two Contract Years and, in those years, you made the 1/3 maximum transfer in the first year and 1/2 maximum transfer in the second year as mentioned above: all of your remaining Contract Value in the one-year Fixed Account Option.

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2.  We could require that any transfer from the one-year Fixed Account Option in a Contract Year occur at least twelve months after the most recent such transfer in the previous Contract Year.

3.  We could restrict or prohibit your transfers into or allocations of any additional Premiums to the one-year Fixed Account Option in any Contract Year in which you make a transfer from the one-year Fixed Account Option.

4.  We could restrict or prohibit your transfers from the one-year Fixed Account Option in any Contract Year in which you make a transfer into or allocate any additional Premiums to the one-year Fixed Account Option.

We may impose restrictions 1-4 separately or in combination but we expect that they would be imposed as a group, so that you would be subject to all of these restrictions if you are subject to any of them.

Certain systematic investment programs could be excluded from the restrictions listed in 1-4 above, such that transfers under those programs would not count against the maximum amounts that may be transferred out of the one-year Fixed Account Option and the Contract Value under such programs would be excluded from the computation of such maximum amounts.

We also could permit or require that a systematic transfer program be used to make transfers from any Fixed Account Options.  For example, you could be permitted to have the three transfers that are referred to in restriction 1 above automated through a systematic transfer out (“STO”) on each of your next three Contract Anniversaries.  The amount automatically transferred on each of such three Contract Anniversaries would be the maximum amount that would be permitted to be transferred on that date under restriction 1, such that following the automatic STO transfer on the third such Contract Anniversary you would no longer have any Contract Value in the one-year Fixed Account Option. If we establish such an STO for you, however, we would (pursuant to restrictions 3 and 4 above) prohibit you from making any other transfer from, or any Premium payments or transfers into, the one-year Fixed Account Option during any Contract Year in which an automatic STO transfer is made for you.  Also (pursuant to restriction 2 above) you could elect such an STO only if (i) at least twelve calendar months have passed since your last STO program (if any) had ended and (ii) during the Contract Year in which you make the election, you have not made any transfers from, or any Premium payments or transfers into the one-year Fixed Account Option (unless you made the transfer or Premium payment before the time we had instituted restrictions 1-4). Transfers pursuant to any STO would not count toward your 15 free transfer limit.

If we require you to commence an STO at a time when, due to any of the foregoing restrictions, you would not be eligible to elect such a program, the three annual STO transfers will be delayed.  In that case, the first such STO transfer would occur on the first Contract Anniversary after you are eligible to elect an STO.

If we impose the restrictions described in 1-4 above, we would provide you prompt written notice of that fact, as well as any requirement or option to commence an STO.  In that case, the restrictions would be effective immediately and we would not expect to provide you with an opportunity to make transfers from the one-year Fixed Account Option, other than in compliance with and subject to the limitations in such restrictions.  Accordingly, you should consider whether you are willing to be subject to those limitations before you allocate any Premiums or transfers to the one-year Fixed Account Option.

We also may restrict your participation in any systematic investment program if you allocate any amounts to a Fixed Account Option.

Restrictions on Transfers: Market Timing.  The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

●	limiting the number of transfers over a period of time;
●	requiring a minimum time period between each transfer;
●	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

●	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days.  In addition, your right to make transfers between and among

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Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above.  Our Annuity Service Center representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next Business Day.  We will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephonic or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications

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and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner’s death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

●	by making either a partial or complete withdrawal,
●	by electing the Systematic Withdrawal Program,
●	by electing a Guaranteed Minimum Withdrawal Benefit, or
●	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge.  For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium.  When you make a complete withdrawal you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable recapture and withdrawal charges, adjusted for any applicable Excess Interest Adjustment.  For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page 39 .  We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing.  We will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse the money.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal.  If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account Options and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value.  If you are specific in your withdrawal request, please know that, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage.  After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken or such greater amount if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after the withdrawal.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. If your Contract contains a GMWB containing a Transfer of Assets provision, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMWB Fixed Account.  If you wish your systematic withdrawal to include amounts allocated to the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account) based on their respective values in relation to the Contract Value.

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If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contact information is on the cover page of this prospectus.  We neither endorse any investment advisers, nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “TAXES” beginning on page 159 .

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Waiver of Withdrawal and Recapture Charges for Certain Emergencies. We will waive the withdrawal charge (withdrawals from the Investment Divisions, the Fixed Account and the GMWB Fixed Account), the recapture charge, but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

●
Terminal Illness Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician’s statement that you have been diagnosed with an illness after the Contract’s issue date, that will result in your death within 12 months;

●
Specified Conditions Benefit, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account with no withdrawal charge or recapture charge after having provided us with a physician’s statement that you have been diagnosed with one of the following conditions after the Contract’s issue date:

	○	Heart attack
	○	Stroke
	○	Coronary artery surgery
	○	Life-threatening cancer
	○	Renal failure or
	○	Alzheimer’s disease; and
●
Extended Care Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account and the GMWB Fixed Account that you withdraw after providing us with a physician’s statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

You may exercise these benefits once under your Contract.

Guaranteed Minimum Withdrawal Benefit Considerations.  Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual’s particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, and the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

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●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “LifeGuard Freedom Flex GMWB With Joint Option” subsection beginning on page 128 , and the “ Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” subsection beginning on page 102 .)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Additionally, the timing and amounts of withdrawals under a GMWB have a significant impact on the amount and duration of benefits.  The cumulative cost of a GMWB also is greater the longer the duration of ownership.  The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as a For Life Guarantee (59 1/2) and a GWB Adjustment (70)) are locked-in.  Conversely, forecasts at younger ages may prove less reliable.  You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that a GMWB might provide.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The Income Date is either a date that you choose or the Latest Income Date.  The Latest Income Date is generally the date on which the Owner attains age 95 under a Non-Qualified Contract  or such earlier date as required by the applicable qualified plan, law or regulation.  (For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 146 .)

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.

Please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit’s Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see “Election” and “Withdrawals” under each GMWB for more information about the GWB and GAWA.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

Required Minimum Distributions under Certain Tax Qualified Plans (“RMDs”). The following RMD NOTES contain important information about withdrawals of RMDs from a Contract with a GMWB. However, for the MarketGuard Stretch GMWB, please refer to the Stretch RMD Notes on page 143 .  For certain tax-qualified Contracts, GMWBs allow withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) to meet a Contract’s RMD without compromising the guarantees. The RMD NOTES describe conditions, limitations and special situations related to withdrawals involving a RMD.

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RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of your GMWB.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with a GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner’s withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts  in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D, specifically examples 4, 5, and 7 under sections “I.  SafeGuard Max,” “II.  AutoGuard 5, AutoGuard 6,” “III.  Jackson Select Protector,” and “VI.  MarketGuard Stretch,” or examples 6, 7 and 9 under sections “IV.  LifeGuard Freedom 6 Net” and “V.  LifeGuard Freedom Flex”.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that a particular GMWB ultimately suits your needs relative to your RMD.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements.

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Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix D under section “I.  SafeGuard Max”, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the step-ups.

PLEASE NOTE:  EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earlier of:

●	The Owner’s (or any joint Owner’s) death;
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.  Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you instead added this GMWB to your Contract post issue on a Contract Anniversary (subject to availability), the GWB was calculated based on Contract Value, which included any previously applied Contract Enhancements, and, as a result, we subtracted any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix D under section “I.  SafeGuard Max”.)  The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

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PLEASE NOTE:  Upon the Owner’s death, this GMWB might be continued by a spousal Beneficiary.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  Once the GAWA percentage is determined, it will not change. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 163 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.  The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees.  Examples 4, 5 and 7 in Appendix D under section “I.  SafeGuard Max” supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “I.  SafeGuard Max”).  In recalculating the GWB, the GWB

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could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:

●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

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We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix D under section “I.  SafeGuard Max” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”).  (See Examples 6 and 7 in Appendix D under section “I.  SafeGuard Max”.)

Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract.  Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups.  The GWB can never be more than $5 million with a step-up.  A request for step-up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:

	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner.  If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  Your spouse may elect to step-up on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 158 ), the value applicable upon step-up is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent step-up must follow the step-up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract’s Issue Date).  Upon spousal continuation of a Contract without the Guaranteed Minimum

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Withdrawal Benefit With 5-Year Step-Up, if the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up is available at the time, the spouse may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 158 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;
●	The first date both the GWB and the Contract Value equals zero; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix Dunder section “II.  AutoGuard 5, AutoGuard 6” that may assist you in understanding how calculations are made in certain circumstances.  This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed

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Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value.  This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected.  If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus any Contract Enhancement, will be used as the basis for determining the GWB.    The 5% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value.  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.  If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Withdrawal charges, asset allocation fees, Contract Enhancement recapture charges, Excess Interest Adjustments and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.  Also, the GAWA will increase by either (a) 5% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) any Contract Enhancement, or (b) 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  See Example 3b in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” illustrate the impact of such withdrawals.
For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees.  Examples 4, 5, and 7 in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

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If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal.  At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “II.  AutoGuard 5, AutoGuard 6”).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, asset allocation fees, recapture charges, Excess Interest Adjustments and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, partial 1035 exchanges and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts please see “TAXES” beginning on page 159 .

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary.  If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary.  If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary.  Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing Step-Ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

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Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when the Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the original Contract’s Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value.  Upon your death as Owner, or the death of a joint Owner, all payments cease.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available.  This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 146 .

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

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This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value.  This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected.  If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded.  We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not  described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus any Contract Enhancement, will be used as the basis for determining the GWB.  The 6% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value.  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 6% of the GWB.  The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%.  However, withdrawals are not cumulative.  If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year.  If you withdraw more than 6%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.  If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Withdrawal charges, asset allocation fees, Contract Enhancement recapture charges, Excess Interest Adjustments and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.  Also, the GAWA will increase by either (a) 6% of the  sum of i) the subsequent Premium payment less any applicable taxes, plus ii) any Contract Enhancement, or (b) 6% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  See Example 3b in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees.  Examples 4, 5, and 7 in Appendix D under section “II.  AutoGuard 5, AutoGuard 6” supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or

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●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “II.  AutoGuard 5, AutoGuard 6”).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, asset allocation fees, recapture charges, Excess Interest Adjustments and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, partial 1035 exchanges, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-up.  If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary.  If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary.  If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary.  Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision at

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the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Spousal Continuation.  If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when the Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the original Contract’s Issue Date.  Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up.  The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value.  Upon your death as Owner, or the death of a joint Owner, all payments cease.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.  In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available.  This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 146 .

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”).

PLEASE NOTE:  EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

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This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for the combination of withdrawal benefit and death benefit available under this GMWB and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix D under section “III. Jackson Select Protector”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, and example 9 for transfer of assets.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or on any Contract Anniversary.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMWB, as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB may also be terminated by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  This GMWB is also not available on a Contract that has another GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code.  For Contracts purchased in the state of Oregon, other ownership changes may be

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permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.  Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus any Contract Enhancement.
Election After Issue, subject to availability −
The GWB equals the Contract Value.

The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.

Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date, or the effective date of the endorsement.

Under the calculation of the GWB, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue.  Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon step-up) and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner’s (or any joint Owner’s) death, the For Life Guarantee is void.  However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 1 44 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate

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notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees.  Examples 4, 5 and 7 in Appendix D under section “III. Jackson Select Protector” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not effective and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. Jackson Select Protector”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:

●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:

	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or

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●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix D under section “III. Jackson Select Protector” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”).  The manner in which the highest quarterly Contract Value is determined is discussed in detail further below.  (See Examples 6 and 7 in Appendix D under section “III. Jackson Select Protector”.)

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

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In addition to the above-described increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue (subject to availability).  In the event that the highest quarterly Contract Value is greater than the BDB on a step-up, the BDB is increased to equal that highest quarterly Contract Value.  Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium, net of any applicable Premium taxes, plus any Contract Enhancement.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

Upon step-up, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the attained age of the Owner (or oldest joint Owner).  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a step-up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner:

●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.

●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.

If the GAWA percentage is reset, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same step-up) or (b) the GAWA as in effect prior to the step-up.

Regardless of when a GMWB is issued, the highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB’s Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:

	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:

●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

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PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to a maximum charge of 2.34%.  You will be notified of a GMWB Charge increase 45 days prior to the Contract Anniversary and may elect to discontinue the automatic step-ups of the GWB.  Such election must be received in Good Order prior to the Contract Anniversary.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA; so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum.  Therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum, because automatic step-ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the new GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Select Protector Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract’s death benefit payable is guaranteed not to be less than the Select Protector Death Benefit.  On the effective date of this GMWB endorsement, the Select Protector Death Benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the Select Protector Death Benefit is recalculated to equal the Select Protector Death Benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5 million.

Partial withdrawals will affect the Select Protector Death Benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:

	●	The Select Protector Death Benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:

●
The Select Protector Death Benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The Select Protector Death Benefit is not adjusted upon step-up.  The Select Protector Death Benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract’s basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.).  The Select Protector Death Benefit will also terminate and will not be included in any applicable Continuation Adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) should this GMWB be continued through Spousal Continuation of a Contract.

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Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix E.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB’s guarantees.  By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/1-year Fixed Account Option and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/1-year Fixed Account Option in proportion to their current value. Please be aware, that the 3, 5 and 7-year Fixed Account Options are not available on Contracts that elect this benefit.  Transfers to the GMWB Fixed Account from the 1-year Fixed Account Option are not subject to an Excess Interest Adjustment.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix E for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB’s benefits).  In other words, any increase in the GAWA (due to, for example, a Premium payment or a step-up) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56%, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] (so the lesser of the two) and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account.  Otherwise, the indicated transfer will be the actual transfer.  For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 9 in Appendix D under section “III. Jackson Select Protector”.  Please also see the Transfer of Assets Methodology in Appendix E, which contains the non-discretionary formulas.

Converse to the above example, automatic transfers from the GMWB Fixed Account into your elected Investment Divisions/Fixed Account Option will occur when you experience sufficient positive investment returns such that your Contract Value increases sufficiently relative to the Liability amount. Using the formulas in the above example, this would occur when the calculated ratio is less than 77%. For an example using assumptions that result in a ratio less than 77%, please see Example 9b in Appendix D under section “III. Jackson Select Protector”.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option.  If any of your Contract Value is automatically

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transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, BDB, or Select Protector Death Benefit as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page 8 7 .  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero-	The GWB is recalculated, equaling the greater of:

	●	The GWB before the payment less the payment; Or
	●	Zero.

The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Select Protector Death Benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

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●
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

○	Upon the Owner’s death, the For Life Guarantee is void.
○	Only the GWB is payable while there is value to it (until depleted).
○	The Select Protector Death Benefit is void and will not be included in the continuation adjustment.
○	Step-ups will continue as permitted in accordance with the step-up rules above.
○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.
○	The Liability factors for the transfer of assets formulas (see Appendix E) will continue to be based on the original Owner’s (or oldest joint Owner’s) attained age (as if that person had survived).
○	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of death.
○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

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●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

○	The Select Protector Death Benefit will be included in the calculation of the continuation adjustment.
○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 158 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company’s receipt of the Owner’s written request for termination in Good Order if the request is made within 30 calendar days prior to the Contract Anniversary;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

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Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options, subject to the conditions described below.  This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB’s features are supplemented by a basic example below and the examples in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.  Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

●	This guarantee lasts for the duration of the Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

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If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any.  Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Owners 35 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant.  However, we do not allow these Ownership changes if they are a taxable event under the Code.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

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When this GMWB is added to the Contract on any Contract Anniversary–	The GWB equals Contract Value, minus (for endorsements issued before April 30, 2012 or on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB.  On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  For endorsements issued on or after April 30, 2012 and before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time.  (See Examples 1 and 2 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

You may elect an Optional Income Upgrade Table for an additional charge (see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Charge” beginning on page 46 ).  The Optional Income Upgrade Table provides higher GAWA percentages for each age group as reflected in the tables below.

The GAWA percentages for each age group, depending on whether you elected the Optional Income Upgrade Table, are as follows:

Ages	Base GAWA% Table (Endorsements issued on or after April 29, 2013)	Optional Income Upgrade Table (Endorsements issued on or after April 29, 2013)
35 – 64	3.75%	4.00%
65 – 74	4.75%	5.00%
75 – 80	5.25%	5.50%
81+	5.75%	6.00%

If your endorsement was issued before April 29, 2013, different GAWA percentages than those reflected in the above tables may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 166 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

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In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum  annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 38 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated, if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (Example 14 in Appendix D under section “IV.  LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB’s guaranteed values).  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.  For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.)

When a withdrawal, plus all
prior withdrawals in the
current Contract Year, is less
than or equal to the greater of
the GAWA or RMD, plus the
Earnings- Sensitive
Adjustments during that
Contract Year, if any –
The GWB is recalculated, equaling the greater of:

●	The GWB before the withdrawal less the withdrawal; Or

●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix D under section “IV.  LifeGuard Freedom 6 Net”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.

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When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings- Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:

●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:

	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current withdrawal, or

●
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works:  As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective.  An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal.  A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined.  The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors.  Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time.  At any time, the MEWAR is the greater of:

1.	Zero; or
2.	The amount equal to:
a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,
b.	the greater of the GAWA or the RMD; less
c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or
2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows:  The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or
2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

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a.	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or
b.	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or
2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;
2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or
3.	The greater of:
a.	zero; or
b.	the GWB less the MEWAR.

Example:  For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any.  At the time of your withdrawal request, also assume that:

● You are age 65	● You have a non-qualified Contract (so there is no applicable RMD)
● Your initial Premium payment was $100,000	● You have not made any additional Premium payments or any
● The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
● Your GWB is $100,000	● Your GAWA percentage is 5%
● Your GAWA is $5,000	● Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of  $100,000.  Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000).  As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).  The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).  The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800).  Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero.  Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0).  Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal.  In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

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For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.

More on Withdrawals:  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or

●	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Examples 4 and 5 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Examples 4 and 5 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates

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without value.  (Please see example 13 in Appendix D under section “IV.  LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Examples 4b and 5b in Appendix D under section “IV.  LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”).  (See Examples 8 and 9 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancements.  If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (5.00% with the Optional Income Upgrade).  Also assume that, when the Owner is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 5.25% (5.50% with the Optional Income Upgrade).

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –
The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the applicable maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4.7 5% and the GAWA is $ 237,500 .  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $ 262,500 ( 5.25 % x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

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After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner’s death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-ups will continue as permitted in accordance with the step-up rules above.
	○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date.  The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 159 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);

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●	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix D under section “IV.  LifeGuard Freedom 6 Net”, particularly example 10.  The box below has more information about the bonus, including:

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●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.

The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

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The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 8 and 9 in Appendix D under section “IV.  LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner’s spouse regardless of the performance of the underlying investment options, subject to the conditions described below.  This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner’s spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB’s features are supplemented by a basic example below and the examples in Appendix D under section “IV.  LifeGuard Freedom 6 Net ” .  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.  Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last.  We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

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This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.  The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

●	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any.  Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments.  The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).
Availability of this GMWB may be subject to further limitation.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

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When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value, minus (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB.  On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  For endorsements issued on or after April 30, 2012 and before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time.  (See Examples 1 and 2 in Appendix D under “IV. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

The GAWA percentage for each age group is as follows:

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For Endorsements Issued On Or After September 16, 2013:

Ages	GAWA Percentage
35 – 64	3.50%
65 – 74	4.50%
75 – 80	5.00%
81+	5.50%

If your endorsement was issued before September 16, 2013, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 163 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 38 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (Example 14 in Appendix D under section “IV.  LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB’s guaranteed values).  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.  For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.)

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When a withdrawal, plus all
prior withdrawals in the
current Contract Year, is less
than or equal to the greater of
the GAWA or RMD, plus the
Earnings-Sensitive
Adjustments during that
Contract Year, if any –
The GWB is recalculated, equaling the greater of:

●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix D under section “IV.  LifeGuard Freedom 6 Net”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

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When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings- Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:

●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GAWA is recalculated as follows:

	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current withdrawal, or

●
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works:  As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective.  An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal.  A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined.  The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors.  Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time.  At any time, the MEWAR is the greater of:

1.	Zero; or
2.	The amount equal to:
	a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,
	b.	the greater of the GAWA or the RMD; less
	c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or
2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows:  The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

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With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or
2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:
a. the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or
b. zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or
2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;
2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or
3.	The greater of:
a.	zero; or
b.	the GWB less the MEWAR.

Example:  For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any.  At the time of your withdrawal request, also assume that:

● You and your spouse are age 65	● You have a non-qualified Contract (so there is no applicable RMD)
● Your initial Premium payment was $100,000	● You have not made any additional Premium payments or any withdrawals in the
● The For Life Guarantee is in effect	prior Contract Years or the current Contract Year
● Your GWB is $100,000	● Your GAWA percentage is 5%
● Your GAWA is $5,000	● Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of  $100,000.  Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000).  As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).  The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).  The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800).  Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero.  Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0).  Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

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Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.  In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.

More on Withdrawals:  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

●	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Examples 4 and 5 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Examples 4 and 5 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.)

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If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 13 in Appendix D under section “IV.  LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:

●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, plus ii) (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Examples 4b and 5b in Appendix D under section “IV.  LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”).  (See Examples 8 and 9 in Appendix D under section “IV.  LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancements.  If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50%.  Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 5.00% .

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.

For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:

	●	The GAWA percentage multiplied by the new GWB, Or

	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 3.00%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4. 5 0 % and the GAWA is $2 2 5,000.  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $ 25 0,000 ( 5.00 % x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.  Please see the information beginning on page  102 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

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After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the payment less the payment; Or

	●	Zero.

The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB A djustment D ate will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

○
Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life.  No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

	○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.

○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the continuation date.  The GAWA percentage will not change on future step-ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

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●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 158 .

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);

●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this

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income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix D under section “IV.  LifeGuard Freedom 6 Net”, particularly example 10.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.

●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.

○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.

The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.

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●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.

Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.

The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or

●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 8 and 9 in Appendix D under section “IV.  LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).

PLEASE NOTE:   SOME OF THE OPTIONAL FEATURES UNDER THESE GMWBS ARE NOT CURRENTLY AVAILABLE.  REFER TO THE SUMMARY OF THE AVAILABLE COMBINATIONS OF OPTIONS BELOW FOR MORE INFORMATION .

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for the duration of the life of the Owner (or, in the case of joint Owners, until the death of any joint Owner) and, if for two Covered Lives,* until the death of the Owner and the Owner’s spouse.  The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs, but we guarantee the minimum annual withdrawal amount regardless of the performance of the underlying investment options.

* LifeGuard Freedom Flex GMWB with Joint Option provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”).  In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex GMWB with Joint Option Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, a selection among combinations of the following optional features (Options):

●	a range of bonus percentage amounts,

●	annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value), and

●	an optional death benefit.

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Following is a summary of the available combinations of Options:

LifeGuard Freedom Flex GMWB -
 Available Option Combinations

Step-Up
	Annual or Highest Quarterly	Freedom Flex
Bonus	Contract Value	Death Benefit (DB)

5%	Annual
5%***	Quarterly
6%	Annual	Yes*
6%***	Quarterly
7%	Annual
7%***	Quarterly

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations

Step-Up
Annual or Highest Quarterly
Bonus	Contract Value

5%	Annual
5%****	Quarterly
6%	Annual
6%**	Quarterly
7%	Annual

* Not currently offered as of April 28, 2014. This Guaranteed Death Benefit is only available in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of options within the LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex GMWB 6% Bonus and Annual Step-Ups”).

**No longer offered on or after September 10, 2012.

***No longer offered on or after April 29, 2013.

****No longer offered on or after October 15, 2012.

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs.  Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her representative, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a step-up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, including all of the available combinations of Options that each provides, as discussed below.  In addition, as disclosed in the Fee s and Expenses Table s , the charges of each GMWB will vary depending on the mix of Options. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB (for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 156 ) is offered to Owners between the ages of 35 and 80.  As explained below with regard to both the LifeGuard Freedom Flex

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GMWB and LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits.  The cumulative costs of these GMWBs also are greater the longer the duration of ownership.  The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59 1/2) and the GWB a djustment (70)) are locked-in.  Conversely, forecasts at younger ages may prove less reliable.  You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.

The following description of this GMWB is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups and example 13 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

●	The guarantee lasts for the duration of the Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB

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is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Owners 35 to 80 years old, or 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years old if you select the Option combination that includes the LifeGuard Freedom Flex DB, (proof of age is required).  This GMWB may be added to a Contract on the Issue Date or, subject to availability, on any Contract Anniversary.  Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Flex DB is not available after issue and can only be added on the Issue Date.  Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant.  However, we do not allow these Ownership changes if they are a taxable event under the Code  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB.  Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.  Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

On the Contract Issue Date–	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement.

The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, as subject to availability–	The GWB equals Contract Value, minus (for endorsements issued on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

For endorsements issued on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB.  On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  For endorsements issued before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time.  (See Examples 1 and 2 in Appendix D under section “V.  LifeGuard Freedom Flex”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB a djustment or the application of any bonus), and the GWB is reduced by each withdrawal.

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PLEASE NOTE:  Upon the Owner’s or any joint Owner’s death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and Spousal Continuation is not available.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

You may elect an Optional Income Upgrade Table for an additional charge (see “For Life GMWB With Bonus and Step-Up Charge” beginning on page 49 ).  The Optional Income Upgrade Table provides higher GAWA percentages for each age group as reflected in the tables below.

The GAWA percentages for each age group, depending on whether you elected the Optional Income Upgrade Table, are as follows:

For Endorsements Issued On Or After April 29, 2013:

Ages	Base GAWA% Table	Optional Income Upgrade Table
35 – 64	3.75%	4.00%
65 – 74	4.75%	5.00%
75 – 80	5.25%	5.50%
81+	5.75%	6.00%

If your endorsement was issued before April 29, 2013, different GAWA percentages than those reflected in the above tables may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 163 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 38 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated,  if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the

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GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees.  Examples 6, 7 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the withdrawal less the withdrawal; Or

	●	Zero.

The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “V. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:

●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GAWA is recalculated as follows:

	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

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Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB a djustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or
●	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB a djustment is determined as follows:

●	On the effective date of this endorsement, the GWB a djustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB a djustment is recalculated to equal the GWB a djustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB a djustment is recalculated to equal the GWB a djustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB a djustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB a djustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB a djustment provision terminates without value.  (Please see example 13 in Appendix D under section “V. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

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Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Examples 4b and 5b in Appendix D under section “V. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed.  Under one method the GWB will be reset to the Contract Value on that Contract Anniversary  (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable 5, 6, and 7% Bonus Options  (“Highest Quarterly Contract Value”).  (See Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The Contract Anniversary Value method, as opposed  to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

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When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement if this GMWB is elected at issue or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s (or the oldest joint Owner’s) attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (5.00% with the Optional Income Upgrade).  Also assume that, when the Owner is age 76, a step-up occurs and the applicable Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 5.25% (5.50% with the Optional Income Upgrade).

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value. (subject to a $5 million maximum).

If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonus that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4.7 5% and the GAWA is $ 237,500 .  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $ 262,500 ( 5.25 % x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you, which Contract Value is used to calculate the step-up, and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or any Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 1 56 , for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of the 6% Bonus, and the Annual Anniversary Contract Value Step-up.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract

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is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero -	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die when your Contract Value is zero, all rights under your Contract cease, no subsequent Premium payments will be accepted, all optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation.  In the event of the Owner’s death (or any Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner’s death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB a djustment provision is void.
	○	Step-ups will continue as permitted in accordance with the step-up rules above.
	○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date (as if that person survived to that date).  The GAWA percentage will not change on future step-ups, even if the Contract Value, as determined based on (as applicable) either the Contract Anniversary Value or the Highest Quarterly Contract Value, exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 158 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;

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●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner’s death (or any Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or any Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.    Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

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Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 10.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6, or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB a djustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

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●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up  Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB is added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

LifeGuard Freedom Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix D under section “V.  LifeGuard Freedom Flex”, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, example 12 for the For Life guarantees and example 13 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”   In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added.  Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants.  In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant’s life who dies last.  We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.  The only changes in these

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arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

●	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee, and it will never become effective.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB  and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary.  This GMWB cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

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If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.  Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value, minus (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

For endorsements issued on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB.  On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  For endorsements issued before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal.  (See Examples 1 and 2 in Appendix D under section “V.  LifeGuard Freedom Flex”.)

PLEASE NOTE:  Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

The GAWA percentage for each age group is as follows:

For Endorsements Issued On Or After September 16, 2013:

Ages	GAWA Percentage
35 – 64	3.50%
65 – 74	4.50%
75 – 80	5.00%
81+	5.50%

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If your endorsement was issued before September 16, 2013, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 163 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum  annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 40 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated, if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees.  Examples 6, 7 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 67 , for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in

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a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “V. LifeGuard Freedom Flex”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current	The GWB is recalculated, equaling the greater of:
Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GAWA is recalculated as follows:

	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB a djustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

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●	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of  the sum of  i) the Premium payment, net of any applicable Premium taxes and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example s 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example s 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB a djustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB a djustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB a djustment provision terminates without value.  (Please see example 13 in Appendix D under section “V. LifeGuard Freedom Flex” for an illustration of this GWB a djustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example s 4b and 5b in Appendix D under section “V. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed .  Under one method the GWB will be reset to the Contract Value on that Contract Anniversary  (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options (a “step-up”). Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below, for the applicable 5 and 6% Bonus Options  (“Highest Quarterly Contract Value “).  The step-up for the 7% Bonus Option is only available with the Contract Anniversary Value Step-Up Option.  (See Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

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The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined.  The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement, if this GMWB is elected at issue, or (b) the Contract Value less (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal, on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50%.  Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $5 million maximum.

If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4. 5 0 % and the GAWA is $2 2 5,000.  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $ 25 0,000 ( 5.00 % x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.  Please see the information beginning on page 128  regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

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After each payment when the Contract Value is	The GWB is recalculated, equaling the greater of:
zero–	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB a djustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB a djustment provision rules above.  The GWB Adjustment D ate will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB a djustment is null and void.

○
Step-ups will continue as permitted in accordance with the step-up rules above.
New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life.  No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

	○	Contract Anniversaries will continue to be based on the original Contract’s Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the Continuation Date (as if that person survived to that date).

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

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●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 158 .

Termination.  This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

●	Conversion of this GMWB (if conversion is permitted);

●
The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.   Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner

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selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  66 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 10.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6 or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

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The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6 or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB a djustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.  Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”). The following description of this GMWB is supplemented by the examples in Appendix D under section “VI.  MarketGuard Stretch”, particularly example 2 for the varying benefit.

This GMWB is available under Contracts which are purchased by the Owner with proceeds that are payable to the Owner as beneficiary of tax qualified or non-qualified death benefits as a result of the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB.  The proceeds must be subject to the minimum distribution requirements of the Internal Revenue Code (the “Code”) applicable to beneficiaries.  The distributions that will be made under this GMWB are commonly referred to as “stretch” distributions since they allow beneficiaries to receive payments over a period of time not exceeding their life expectancies.

Availability of this GMWB is subject to the following additional requirements:

●
For Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements. For endorsements issued before April 29, 2013, eligible Owners of any age must have elected the GMWB before the Owner began taking distributions (or was required to begin taking distributions) to meet the stretch minimum distribution requirements.

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●
This GMWB is not available if a trust was the designated beneficiary of the death benefit proceeds and as a result the Owner must apply the life expectancy payout method using an age different from his or her own.

●
The Owner must meet the applicable minimum distribution requirements by electing the life expectancy payout method as defined under the Code applicable to beneficiaries. This GMWB is not available if the Owner uses other payout methods, including payout methods available only for surviving spouses under special Code rules.

●
The Owner must commence the minimum distributions not later than 1 year after the deceased owner’s death (for non-qualified Contracts) or not later than the end of the calendar year following the calendar year in which the deceased owner died (for tax-qualified Contracts).

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earliest of:

●	The Owner’s death;

●
Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value (The GWB is the guaranteed amount available for future periodic withdrawals); or

●	The Contract Anniversary occurring in the GMWB Maturity Year (please see the “GMWB Maturity Year” section on page 144 ).

PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract and your tax advisor to be sure that this GMWB ultimately suits your needs.

This GMWB is available to individual Owners up to 80 years old on the latest required date of the first minimum distribution under the Internal Revenue Code applicable to the Contract (proof of age is required); may be added to a Contract on or after the Issue Date; and once added cannot be canceled.   If you want to elect this GMWB after the Contract Issue Date (subject to availability), we must receive a request in Good Order.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

This GMWB is available to natural Owners on qualified and non-qualified Contracts. It is also available to non-natural Owners on qualified Contracts. Joint annuitants are not permitted if there is a non-natural Owner.

We allow ownership changes of a Contract with this GMWB only when the Owner is a trust and the ownership change is to the Annuitant.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed.  Changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and the required minimum distribution under the Contract (Stretch RMD).  Please see “Election” and “Withdrawals” below for more information about the GAWA.  For purposes of this GMWB, the Stretch RMD is the amount defined by the Internal Revenue Code as the minimum distribution requirement under the life expectancy payout method applicable to the Contract which is attributable to the proceeds from the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. Withdrawals exceeding the above limit cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

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When this GMWB is added to the Contract after the Issue Date –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you instead add this GMWB to your Contract post issue (subject to availability), the GWB is calculated based on Contract Value, which includes any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix D under section “VI.  MarketGuard Stretch”.)  The GWB can never be more than $5 million, and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner’s death, this GMWB may be continued by a Beneficiary.  Please see the “Continuation By Beneficiary” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  For a qualified Contract with a non-natural Owner, the age of the Annuitant is used to determine the GAWA percentage.  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 54	4.5%
55 – 59	5.0%
60+	5.5%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 1 44 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA  to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or  the Stretch RMD (if greater than the GAWA).  If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.  The tables below clarify what happens in each instance.

This GMWB allows withdrawals greater than the GAWA to meet the Contract’s Stretch RMD without compromising the endorsement’s guarantees.  Examples 4 and 5 in Appendix D under section “VI.  MarketGuard Stretch” supplement this description.  Because the intervals for the GAWA and Stretch RMDs are different, namely Contract Years versus calendar years, and because Stretch RMDs are subject to other conditions and limitations,  please see “Stretch RMD NOTES” below for more information.

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When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA and the GMWB Charge Base are unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

For more information about the GMWB Charge Base, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” on page 52.

You may withdraw the greater of the GAWA or Stretch RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or Stretch RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “VI.  MarketGuard Stretch”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

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When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Stretch RMD withdrawals in excess of the free withdrawal amount are not subject to a withdrawal charge.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 16 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, Stretch RMDs, withdrawals of asset allocation and advisory fees, partial transfers and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.  If the date of death of the previous owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the eligibility of GMWB election will be re-determined based on the correct date of death. If it is determined that the GMWB could not have been elected based on the correct date of death, the GMWB will be null and void and all GMWB charges will be refunded.

STRETCH RMD NOTES: Notice of a Stretch RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  We may require you to set up a systematic withdrawal program to meet the Stretch RMDs. Eligible withdrawals that are specified as Stretch RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of Stretch RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code’s Stretch RMD requirements.  If your requested Stretch RMD exceeds our calculation of the Stretch RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the Stretch RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, Stretch RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and Stretch RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the Stretch RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the Stretch RMD and the GAWA.)  Below is an example of how this modified limit would apply.

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Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The Stretch RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner’s withdrawals for the 201 5 Contract Year is less than the higher Stretch RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D under section “VI. MarketGuard Stretch”, particularly examples 4 and 5.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your Stretch RMD.

Premiums.

Subsequent Premium payments are only permitted on tax-qualified Contracts and must be a transfer from a qualified plan. Subsequent Premium payments must be received within 180 days of the Issue Date.

With each subsequent Premium payment on the Contract -	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix D under section “VI.  MarketGuard Stretch” to see how the GWB is recalculated when the $5 million maximum is hit.

GMWB Maturity Year. On the Contract Anniversary occurring in the GMWB Maturity Year, an amount equal to the excess of the GWB over Contract Value will be paid to the Owner. If the GWB is less than the Contract Value, no payment will be made.  In either case, the GWB will be set to zero and the GMWB will terminate.  The GMWB Maturity Year is determined from the chart below based on the Owner’s attained age on the latest required date for the first Stretch RMD. When determining the GMWB Maturity Year for endorsements issued on or after April 29, 2013, the latest required date for the first Stretch RMD is considered the beginning of the first year.  For endorsements issued before April 29, 2013, the endorsement effective date is considered the beginning of the first year.

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
0	82	27	56	54	30
1	81	28	55	55	29
2	80	29	54	56	28
3	79	30	53	57	27
4	78	31	52	58	26
5	77	32	51	59	26
6	76	33	50	60	25
7	75	34	49	61	24
8	74	35	48	62	23
9	73	36	47	63	22
10	72	37	46	64	21
11	71	38	45	65	20
12	70	39	44	66	20
13	69	40	43	67	19
14	68	41	42	68	18

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Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
15	67	42	41	69	17
16	66	43	40	70	16
17	65	44	39	71	16
18	64	45	38	72	15
19	63	46	37	73	14
20	62	47	36	74	14
21	62	48	35	75	13
22	61	49	35	76	12
23	60	50	34	77	12
24	59	51	33	78	11
25	58	52	32	79	10
26	57	53	31	80	10

See Example 6 in Appendix D under “VI. MarketGuard Stretch” to see how the GMWB Maturity Year affects your GMWB.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death while the Contract is still in force, this GMWB terminates without value unless continued by the Beneficiary.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB. On the Contract Anniversary occurring in the GMWB Maturity Year, any remaining GWB will be paid to the Owner and no further payments will be made.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, all payments cease and no death benefit is payable, including the Earnings Protection Benefit.

Continuation By Beneficiary.  Upon the death of the Owner under a Qualified Plan Contract with a single Beneficiary, the Beneficiary may elect to continue the GMWB. If elected, the GMWB will continue and may not be terminated subsequently. If the GAWA% has been determined, no adjustment will be made to the GWB, the GAWA, the GMWB Charge Base, or the GMWB Maturity Year, at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the original Owner’s attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;

●	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

●	The date of the Owner’s death, unless the Beneficiary elects to continue a qualified Contract with the GMWB;

●	The first date the GWB equals zero.

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Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned step-up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix D under sections “I. Safe Guard Max,” “II. AutoGuard 5, AutoGuard 6,” and “III. Jackson Select Protector,” and Example 9 in Appendix D under sections “IV.  LifeGuard Freedom 6 Net” and “V. LifeGuard Freedom Flex” illustrates the consequences of a withdrawal preceding a step-up.  There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.  You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

If your Contract contains a GMWB containing a Transfer of Assets provision, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account.  Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	under applicable SEC rules, trading on the New York Stock Exchange is restricted;
●	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or
●	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us.  The Income Date is the day those payments begin.  Once income payments begin, the Contract cannot be returned to the accumulation phase.  You can choose the Income Date and an income option.  All of the Contract Value must be annuitized.  The income options are described below.

If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date.  You must give us written notice at least seven days before the scheduled Income Date.  Income payments must begin by the Contract Anniversary on or next following your 95th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions.  Unless you tell us otherwise, your income payments will be based on the fixed and variable options that were in place on the Income Date.

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You can choose to have income payments made monthly, quarterly, semi-annually or annually.  Or you can choose a single lump sum payment.  If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

●	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;
●	the amount of any applicable Premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;
●	which income option you select; and
●
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 1.5% and, if you select an income option with a life contingency, the age and gender of the Annuitant.  State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time.  Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time.  If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select.  If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease.  Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant).  The following income options may not be available in all states.

Option 1 - Life Income.  This income option provides monthly payments for your life.  No further payments are payable after your death. Thus, it is possible for you to receive only one payment if you died prior to the date the second payment was due.

Option 2 - Joint and Survivor.  This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments.  This income option provides monthly payments for the Annuitant’s life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.  The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 54 .

Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.  The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 54 .

Additional Options - We may make other income options available.

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No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase.  Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state.  For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center.  Our contact information is on the first page of this prospectus.  With the exception of LifeGuard Freedom Flex DB, which currently may only be selected at issue in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), the optional death benefits are only available upon application or upon conversion (if conversion is permitted).  In addition, once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted) or upon spousal continuation in the case of the LifeGuard Freedom Flex DB.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order, which includes, but is not limited to, due proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary).  Payment will include interest to the extent required by law.  The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements.  If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the Contract Value will be added to your Contract Value as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your Contract as of that date.  Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit.  If you have a joint Owner, the death benefit will be paid when the first joint Owner dies.  The surviving joint Owner will be treated as the Beneficiary.  Any other Beneficiary designated will be treated as a contingent Beneficiary.  Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

●	your Contract Value as of the end of the Business Day on which we have received all required documentation from your Beneficiary; or

●
the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death.  If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (Premiums not previously withdrawn).  If the earnings amount is negative, i.e., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid.  In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial Premium if you die in the first Contract year).

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As described below, if your spouse exercises the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 159 ) upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit.  If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse’s death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death.  In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 158 ).  In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse’s death).

You must elect the Earnings Protection Benefit when you apply for your Contract.  Once elected, the benefit may not be terminated.  However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “continuation adjustment” described below in “Special Spousal Continuation”) will be paid:

●	if your Contract is in the income phase at the time of your death;

●	if there are no earnings in your Contract; or

●	if your spouse exercises the Special Spousal Continuation Option (described below) and either

○ is age 76 or older at the Continuation Date or

○ elects to discontinue the Earnings Protection Benefit.

The Earnings Protection Benefit may not be available in your state.  See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available at issue or upon conversion (subject to availability), in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit.  Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract’s basic death benefit before selecting an optional death benefit.  Except for LifeGuard Freedom Flex DB, all optional death benefits are available if you are 79 years of age or younger on the Contract’s Issue Date.  The LifeGuard Freedom Flex DB is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) and only if the Owner is 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years of age on the date the endorsement is added to the Contract.  The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit.  These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

For purposes of these optional death benefits, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and adjustments for such withdrawals) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal.  Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%.  Similarly, with the “Highest Anniversary Value” or “Highest Quarterly Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the deduction(s).  With the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

Following are the calculations for the optional death benefits.  For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

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(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 5% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

●	The Step-Up Value on the most recent Step-Up Date,

●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value,

compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement’s effective date.  The interest rate is 3% per annum for all ages in Washington State.

Adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter.  If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge).  For total withdrawals up to 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 5% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

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If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

6% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2012, THE 6% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 6% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

●	The Step-Up Value on the most recent Step-Up Date,
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement’s effective date.  The interest rate is 3% per annum for all ages in Washington State.

Adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter.  If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge).  For total withdrawals up to 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 6% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

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The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,
●	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Death Benefit.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the

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final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

●	The Step-Up Value on the most recent Step-Up Date,
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement’s effective date.  The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter.  If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge).  For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,

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●	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2012, THE COMBINATION 6% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

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●	The Step-Up Value on the most recent Step-Up Date,

●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value,

compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement’s effective date.  The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, adjustments to the GMDB Benefit Base due to the payment of Premium will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter.  If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge).  For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,
●	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

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The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

LifeGuard Freedom Flex DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract.  The LifeGuard Freedom Flex DB is the greater of:

(a)    The Contract’s Basic Death Benefit (see the description above); or

(b)    The GMWB Death Benefit, as calculated under this death benefit.

PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom Flex DB is only available currently at issue and in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option”) and only if the Owner is 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years of age on the date that the endorsement is issued in connection with the Contract.  At election, the GMWB Death Benefit equals the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Guaranteed Withdrawal Balance (GWB).  When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement on the Premium payments.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged.  If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit, subject to a maximum of $5,000,000.

The GMWB Death Benefit is not adjusted upon Step-Up of the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups GWB, the application of the GWB a djustment or the application of any bonus.  The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

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Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value).  If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment.

For more information about how the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups works, including how the GWB and GAWA are calculated, please see “ LifeGuard Freedom Flex GMWB ” beginning on page 115 .

Unlike the basic death benefit, LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this endorsement terminates and no death benefit under the endorsement is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

●
Life Income.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Joint and Survivor.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Life Annuity With at Least 120 Monthly Payments.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either  the GMWB Death Benefit calculation, described above, with or without any remaining GWB, or the excess of the GMWB Death Benefit calculation over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Flex GMWB – Annuitization” beginning on page 126 , and “Income Options” beginning on page 147 .”

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Payout Options. The basic death benefit and the optional death benefits can be paid under one of the following payout options:

●	single lump sum payment; or

●	payment of entire death benefit within 5 years of the date of death; or

●
payment of the entire death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy, with the balance of the death benefit payable to the Beneficiary.  Any portion of the death benefit not applied under an income option within one year of the Owner’s death, however, must be paid within five years of the date of the Owner’s death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death.  If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days.  If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name.  For more information, please see “Special Spousal Continuation Option” beginning on page 158 .

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date.  However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary.  If the Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.  If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death.  The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time.  Moreover, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary’s written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected.  However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse’s death.  Any GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the respective GMWB subsections in this prospectus.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract.  However, if you have elected the Pre-Selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.  The Pre-Selected Death Benefit Option may not be available in your state.

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Death of Owner On or After the Income Date. If you or a joint Owner dies who is not the Annuitant on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the Beneficiary becomes the Owner.  If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary.  Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.  A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules.  If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant.  However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected.  Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant’s death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts - General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts - Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts - Withdrawals and Income Payments.  Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of Premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:

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●	paid on or after the date you reach age 59 1/2;

●	paid to your Beneficiary after you die;

●	paid if you become totally disabled (as that term is defined in the Code);

●
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

●	paid under an immediate annuity; or

●	which come from Premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.   T hese levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Non-Qualified Contracts - Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death.  The Owner’s “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner’s “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts - Withdrawals and Income Payments.  The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes required minimum distribution for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals - Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an Owner:

●	reaches age 59 1/2;
●	leaves his/her job;
●	dies;
●	becomes disabled (as that term is defined in the Code); or
●	experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals - Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

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Constructive Withdrawals - Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:

●	there was a written agreement providing for payments of the fees solely from the annuity Contract,
●	the Contract Owner had no liability for the fees, and
●	the fees were paid solely from the annuity Contract to the adviser.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval. The Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of your Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  We believe that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 98 Investment Divisions and at least 1 Fixed Account Option, although a Contract Owner’s Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld.  Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

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The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or
(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. If the amount allocated to the Investment Divisions plus the amount allocated to Fixed Account Option is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into other Investment Divisions and other Fixed Account Options (if currently available) (each a "Designated Option") from the one-year Fixed Account Option (if currently available) or any of the Investment Divisions (each a “Source Option”).  If we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) the one-year Fixed Account Option can be used as a Source Option for Dollar Cost Averaging only with respect to new Premiums that are allocated to that Source Option, (ii) only a twelve-month Dollar Cost Averaging period may be selected, (iii) transfers out of the one-year Fixed Account Option pursuant to such Dollar Cost Averaging will not count against the maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option and (iv) transfers from that Source Option other than such scheduled transfers will not be permitted.

To the extent that Fixed Account Options are not available or are otherwise restricted from being a Dollar Cost Averaging Source Option or Designated Option, Dollar Cost Averaging will be exclusively from or to the Investment Divisions .  In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a less volatile unit value to the Investment Divisions, Dollar Cost Averaging can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase.  Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging.   You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions.  You should consult with your Jackson representative with respect to the current availability of Dollar Cost Averaging.   Certain minimums and restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ Fixed Account Option, if currently available, is the “source account” designed for dollar cost averaging transfers of new Premium payments to Investment Divisions or other Fixed Account Options.  A Contract Value of $15,000 is required to participate.   From time to time, we will offer special enhanced interest rates on t he source account, depending on the available period that is specified.  Transfers out of the source account will cause the effective yield over the specified period to be lower, however, because the credited interest rate will be applied to a declining balance.  Monies in the DCA+ will be systematically transferred monthly to the Investment Divisions or other Fixed

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Account Options over a DCA+ term of either twelve or six months.  You may establish more than one DCA+ program of varying terms in the One-Year Fixed Account Option corresponding to your subsequent Premium payments.  The minimum transfer amount is $100 or the remaining balance, if less, in the source account for each term.

Transfers out of the DCA+ Fixed Account Option other than the automatic DCA+ transfers can be made only if you discontinue use of the DCA+ Fixed Account Option.  If we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) you may not discontinue the DCA+ Fixed Account Option or otherwise transfer or withdraw any amounts from the DCA+ Fixed Account Option, but (ii) automatic transfers pursuant to DCA+ will not count against any maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option.

There is no charge for DCA+.   You may cancel your DCA+ program using whatever methods you use to change your allocation instructions.   You should consult your Jackson representative with respect to the current availability of the DCA+.   Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the Money Market Investment Division or the one-year Fixed Account Option, if available, on a monthly basis, and there is no minimum transfer amount.   Earnings Sweep may only be added within 30 days of the issue date of your Contract.

There is no charge for Earnings Sweep.   You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions.  You should consult with your Jackson representative with respect to the current availability of Earnings Sweep.  Certain restrictions may apply.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.  Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and (i) we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” or (ii) we exercise our right to require that any Premiums allocated to the one-year Fixed Account Option be automatically transferred out of that option over a period of time that we specify.  In that case, however, you could re-elect automatic rebalancing without the one-year Fixed Account Option.  Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

There is no charge for Rebalancing.   You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions.  You should consult with your Jackson representative with respect to the current availability of Rebalancing.  Certain restrictions may apply.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it.  We will return

●	the Contract Value, plus
●	any fees (other than asset-based fees) and expenses deducted from the Premiums, minus
●	any applicable Contract Enhancement recapture charges.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations).  We will return Premium payments where required by law.  We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

●	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

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●	Standardized average annual total return is calculated in accordance with SEC guidelines.
●
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

●	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period.  Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features.  The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code.  In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant’s retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education.  The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation.  These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract.  Any change or waiver must be in writing.  We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Confirmation of Transactions.  We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed.  This confirmation statement will provide details about the transaction.  Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions.  If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments.  If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

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TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factor
Condensed Financial Information
Financial Statements of the Separate Account
Financial Statements of Jackson

STATEMENT OF ADDITIONAL INFORMATION REQUEST FORM

To obtain any of the following Statements of Additional Information (SAIs), please complete the form below and mail to:

Jackson National Life Insurance Company®
PO Box 24068
Lansing, MI 48909-9988

You can also request a copy of any of the following SAIs by calling our Annuity Service Center at 1-800-644-4565.

Please send me a copy of the current SAI for (check all that apply):

❒	Perspective L SeriesSM Fixed and Variable Annuity (Contracts offered for sale on and after December 12, 2011) (JMV8198)

❒	JNL® Series Trust (V3180)

❒	JNL Variable Fund LLC (V3670)

❒	American Funds Insurance Series (CMX5460)

Please Print:

Name:

Address:

City:	State:	Zip Code:

Date: / / Signed:

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APPENDIX A
TRADEMARKS, SERVICE MARKS AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).  “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “Dow Jones Select Dividend Index”, “The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield® is a registered trademark of Brookfield Office Properties, Inc. ; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital DowSM 10 Fund, the JNL/Mellon Capital DowSM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

Dow Jones, SPDJI and their respective affiliates do not:

●	Sponsor, endorse, sell or promote the Products.

●	Recommend that any person invest in the Products.

●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

●	Have any responsibility or liability for the administration, management or marketing of the Products.

●	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

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Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,

●	Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

● The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;

● The accuracy or completeness of the Indexes and its data;

● The merchantability and the fitness for a particular purpose or use of the Indexes and its data;

●	Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;

●
Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES .  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIB I LITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.  S&P Capital IQ is a trademark of Standard Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, and JNL/S&P 4 Fund .SPIAS is co-Sub-Adviser with Mellon Capital for the following funds:  JNL/S&P Mid 3 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund .

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial , Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary

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authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P’s public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’

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only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund or the JNL/Mellon Capital JNL Optimized 5 Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

●	Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.
●	Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.
●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.
●	Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.
●
Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

A-4

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund. Specifically,
●	NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;

	●	The accuracy or completeness of the Index and its data;
	●	The merchantability and the fitness for a particular purpose or use of the Index and its data;
●	NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
●
Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE

A-5

MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

A-6

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of withdrawal charges (using the base withdrawal charge schedule) and recapture charges upon a partial withdrawal when earnings exceed 10% of Remaining Premium (and, therefore, there is no free withdrawal).  This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $128,837.76 by September 30, 2016.  The Contract Owner requests that he or she be sent $100,000 on September 30, 2016.  The Contract Value will have to be reduced by not only the $100,000, but also by the applicable Withdrawal Charge and Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges, as illustrated below.

Example 1
10/1/2012	:	Contract Issue Date
$100,000.00	:	Premium
4.00%	:	Contract Enhancement Percentage
$4,000.00	:	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
5.50%	:	Withdrawal Charge Percentage for Completed Year 3-4 (WC%)
2.50%	:	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50%	:	Hypothetical Net Return

At end of Year 4
9/30/2016
$128,837.76	:	Contract Value at end of Year 4
$100,000.00	:	Net Withdrawal Amount (The amount requested to be sent.)

$28,837.76	:	Earnings (Contract Value ($128,837.76) less Premium ($100,000)), which are presumed to be withdrawn first and without charges.
$71,162.24	:	Net Withdrawal Amount requested ($100,000) minus Earnings ($28,837.76).
$77,350.26	:
Corresponding Premium.  The amount to which the appropriate recapture charge percentage and withdrawal charge percentage are applied.  This amount is determined by multiplying the Net Withdrawal Amount requested minus Earnings ($71,162.24) by a factor determined by the percentage amounts of the applicable charges.  It is the actual amount of Premium that will need to be withdrawn to send the Contract Owner the Net Withdrawal Amount and apply the remainder to pay the charges to us.  In this example, the corresponding Premium is specifically calculated as follows: $71,162.24 X (1/[1 – (5.50% + 2.50%)]) = $77,350.26.  In this calculation, the 5.50% represents the WC%, and the 2.50% represents the RC%.

$100,000.00	:	Net Withdrawal Amount
$4,254.26	:	Withdrawal Charge: $77,772.94 multiplied by WC% (5.50%)
$1,933.76	:	Recapture Charge: $77,772.94 multiplied by RC% (2.50%)
$106,188.02	:
Total Withdrawal Amount (Net Withdrawal requested ($100,000.00) plus the Withdrawal Charge ($4,254.26) and the Recapture Charge ($1,933.76) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value)

$22,649.74	Contract Value after Total Withdrawal ($128,837.76 less $106,188.02)

Example 2 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with multiple Premium payments and the application of withdrawal charges (using the base withdrawal charge schedule) and recapture charges upon a partial withdrawal when earnings do not exceed 10% of Remaining Premium.  This example assumes that the Contract is issued on October 1, 2012, the Contract Owner makes an additional Premium payment of $100,000 on November 1, 2014, and that the Contract Value grows to $207,000 by December 15, 2014.  The Contract Owner requests that he or she be sent $150,000 on December 15, 2014.  The Contract Value will have to be reduced by not only the $150,000, but also by the applicable Withdrawal Charge and Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges, as illustrated below.  For purposes of the withdrawal charge and recapture charge, we treat withdrawals as coming first from earnings, which are withdrawn without withdrawal charges and recapture charges, and then from the oldest Remaining Premium, which will have the lowest withdrawal charges and recapture charges of any Premium remaining in the Contract.

B-1

Example 2
10/1/2012	:	Contract Issue Date
$100,000.00	:	Premium 1
4.00%	:	Contract Enhancement Percentage
$4,000.00	:	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
6.50%	:	Withdrawal Charge Percentage for Completed Year 2-3 (WC%1)
2.50%	:	Recapture Charge Percentage for Completed Year 2-3 (RC%1)

11/1/2014
$100,000.00	:	Premium 2 received in Contract Year 2-3
3.00%	:	Contract Enhancement Percentage for Premium received in Contract Year 2-3
$3,000.00	:	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (3.00%))
8.00%	:	Withdrawal Charge Percentage for Completed Year 0-1 (since the receipt of the Premium) (WC%2)
2.50%	:	Recapture Charge Percentage for Completed Year 0-1 (since the receipt of the Premium) (RC%2)
0.00%	:	Hypothetical Net Return

12/15/2014
$207,000.00	:	Contract Value
$150,000.00	:	Net Withdrawal Amount (The amount requested to be sent.)

$7,000.00	:	Earnings (Contract Value ($207,000) less Premiums ($200,000)), which are presumed to be withdrawn first and without charges.
$13,000.00	:	Amount available for withdrawal under the free withdrawal provision [(Premium ($200,000) multiplied by 10%) less Earnings ($7,000)]
$130,000.00	:	Net Withdrawal Amount ($150,000) requested minus Earnings ($7,000) and minus the free withdrawal amount ($13,000)).

$100,000.00	:	Total Corresponding Premium 1, which is the oldest Remaining Premium. All of this Premium must be withdrawn to meet the requested Net Withdrawal Amount.
$91,000.00	:
The amount of Premium 1 withdrawn  after deducting the Withdrawal Charge and the Recapture Charge paid to us (Total Corresponding Premium 1 withdrawn ($100,000) less the Withdrawal Charge from Premium 1($100,000 multiplied by WC%1 (6.50%) equals $6,500) less the Recapture Charge from Premium 1 ($100,000 multiplied by RC%1 (2.50%) equals $2,500))

$39,000.00	:
Net withdrawal amount needed from Premium 2, which is equal to the Net Withdrawal Amount requested ($150,000), minus Earnings ($7,000), minus the free withdrawal amount ($13,000), and minus the amount withdrawn from Premium 1 after deducting the Withdrawal Charge and the Recapture Charge ($91,000)

$43,575.42	:
Total Corresponding Premium 2.  The amount of Premium 2 to which the appropriate recapture charge percentage and withdrawal charge percentage are applied.  This amount is determined by multiplying the net withdrawal amount needed from Premium 2 ($39,000) by a factor determined by the percentage amounts of the applicable charges.  In this example, the corresponding Premium 2 is specifically calculated as follows: $39,000 X (1/[1 – (8.00% + 2.50%)]) = $44,575.42.  In this calculation, the 8.00% represents the WC%2, and the 2.50% represents the RC%2.

$150,000.00	:	Net Withdrawal Amount
$6,500.00	:	Withdrawal Charge from Premium 1: $100,000 multiplied by WC%1 (6.50%)
$2,500.00	:	Recapture Charge from Premium 1: $100,000 multiplied by RC%1 (2.50%)
$3,486.03	:	Withdrawal Charge from Premium 2: $43,575.42 multiplied by WC%2 (8.00%)
$1,089.39	:	Recapture Charge from Premium 2: $43,575.42 multiplied by RC%2 (2.50%)
$163,575.42	:
Total Withdrawal Amount (Net Withdrawal requested ($150,000.00) plus the Withdrawal Charge ($6,500.00 plus $3,486.03 equals $9,986.03 in total Withdrawal Charges) and the Recapture Charge ($2,500.00 plus $1,089.39 equals $3,589.39 in total Recapture Charges) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value)

$43,424.58	:	Contract Value after Total Withdrawal ($207,000.00 less $163,575.42)

B-2

Example 3 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of recapture charges when a Contract is annuitized and the corresponding Income Date is within the recapture charge schedule (please see the Recapture Charge Schedule(s) beginning on page  42  of this prospectus).  This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $128,837.76 by September 30, 2016.  The Contract Owner requests to annuitize his or her Contract and the Income Date is September 30, 2016.

Example 3
10/1/2012	:	Contract Issue Date
$100,000.00	:	Premium
4.00%	:	Contract Enhancement Percentage
$4,000.00	:	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
2.50%	:	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50%	:	Hypothetical Net Return

At end of Year 4
9/30/2016	:	Income Date
$128,837.76	:	Contract Value at end of Year 4
$2,500.00	:	Recapture Charge when the Income Date is at the end of Year 4: Premium ($100,000) multiplied by RC% (2.50%)
$126,337.76	:	Contract Value to be annuitized (Contract Value less Recapture Charge on the Income Date)

B-3

APPENDIX C

BROKER-DEALER SUPPORT
Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2013 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Benchmark Investments Inc.	Centara Capital Securities Inc.	Cutter & Co Brokerage Inc.
Adirondack Trading Group LLC	Beneficial Investment Services	Centaurus Financial Inc.	CW Securities LLC
Aegis Capital Corp	Benjamin F Edwards & Co Inc.	Center Street Securities	D A Davidson
Alamo Capital	Berthel Fisher & Co Financial Services	Century Securities & Associates, Inc.	Dalton Strategic Investment Services Inc.
Allegheny Investments, Ltd.	BestVest Investments, Ltd.	Ceros Financial Services INC	David A Noyes & Company
Allegiance Capital LLC	BFT Financial Group LLC	Cetera Advisor Networks LLC	Delta Equity Services Corporation
Allen & Company	BMO Harris Financial Advisors, Inc.	Cetera Investment Services LLC	Dempsey Lord Smith LLC
Allied Beacon Partners Inc.	Boenning & Scattergood Inc.	CFD Investments, Inc.	Despain Financial Corporation
Allstate Financial Services LLC	BOSC Inc.	CFS Investments Inc.	Deutsche Bank Securities, Inc.
American Equity Investment Corp	Brighton Securities	Chelsea Financial Services	DFPG Investments
American General Securities, Inc.	Broker Dealer Financial Services Corp	Choice Investments Inc.	Dominion Investor Services
American Independent Securities Group, LLC	Brokers International Financial Services LLC	Citigroup Global Markets Inc.	Double Eagle Securities of America Inc.
American Investors Company	Brokersxpress LLC	Client One Securities LLC	Duncan Williams Inc.
American Portfolios Financial Services, Inc.	Brooklight Place Securities	Coastal Equities	Eagle Equities Inc.
American Wealth Management Inc.	Brookstone Securities Inc.	Colorado Financial Service Corporation	Eagles Talent Connection Inc.
Ameriprise Financial Services Inc.	Bruce A Lefavi Securities Inc.	Commonwealth Financial Network	EDI Financial Inc.
Ameritas Investment Corp	Buckman Buckman & Reid Inc.	Community Investment Services Inc.	Edward Jones & Company
Arete Wealth Management LLC	Bueter & Company Inc.	Comprehensive Asset Management and	Eltekon Securities LLC
Argentus Securities LLC	Cabot Lodge Securities LLC	Servicing, Inc.	Equable Securities Corp.
Arque Capital Ltd.	Cadaret, Grant & Company	Concorde Investment Services	Equitas America LLC
Arvest Asset Management	Calton & Associates Inc.	Consolidated Financial Investments Inc.	Equity Services Inc.
Associated Investment Services	Cambridge Investment Research	Coordinated Capital Securities	Essex National Securities Inc.
Aurora Capital	Cambridge Legacy Securities LLC	Corecapital Investments	FCG Advisors, LLC
Ausdal Financial Partners Inc.	Cantella & Co, Inc	Cornerstone Financial Services Inc.	Fifth Third Securities
Avalon Investment & Securities Group Inc.	Cape Fear Securities, Inc.	Correll Co. Investment Services Corp	Financial Advisers Of America
AXA Advisors LLC & AXA Network	Cape Securities Inc.	Country Club Financial Services Inc.	Financial Network Investment
B B Graham & Co Inc.	Capital Financial Services	Cresap Inc.	Financial Planning Consultants
B C Ziegler and Company	Capital Guardian LLC	Crowell, Weedon & Co	Financial Services Institute
Bancwest Investment Services, Inc.	Capital Investment Group	Crown Capital Securities LP	Financial Telesis Inc.
Bankers & Investors Co	Capital One Investment Services, LLC	CUE Financial Group Of Tx/	Financial West Investment Group
Bar Financial	Capital Synergy Partners Inc.	CUE Financial	Fintegra Financial Solutions
BB&T Investment Services Inc.	Capitalwave Inc.	Cullum & Burks Securities Inc.	First Allied Securities, Inc
BBVA Compass Investment Solutions Inc	Capitol Securities Management, Inc.	CUNA Brokerage Services, Inc.	First American Securities
BC Ziegler & Co	CCO Investment Services Corp	Cuna Mutual Insurance Agency	First Brokerage America LLC
BCG Securities Inc.	CCF Investments, Inc.	CUSO Financial Services	First Citizens Investor Services

C-1

First Financial Equity	H D Vest Investment Securities	Investors Capital Corporation	M. Holdings Securities, Inc.
First Financial Equity Corporation	Hancock Investment Services LLC	Investors Insurance Services	Madison Ave Securities
First Heartland Capital Inc.	Hantz Financial Services	J P Turner & Co LLC	Mark Stewart Securities Inc.
First Independent Financial Services	Harbor Financial Services	J W Cole Financial Inc.	McLaughlin Ryder Investments Inc.
First Midamerica Investment Corp	Harbour Investment Inc.	Jack Cramer & Associates Inc.	McNally Financial Services Corp
First National Capital Markets	Harger & Company	Janney Montgomery Scott LLC	Mercer Allied Company LP
First Republic Bank	Harold Dance Investments	JHS Capital Advisors	Merrill Lynch
First Tennessee Brokerage Direct	Harvest Capital LLC	JJB Hilliard WL Lyons Inc	Metlife Securities
First Western Securities, Inc.	Hazard & Siegel Inc	JP Morgan Securities	Michigan Securities, Inc.
FirstMerit Financial Services, Inc.	HBW Securities	JRL Capital Corporation	Microforum Services Group
Firstrust Financial Resources LLC	Hilliard & Lyons	K.W. Chambers & Co.	Mid Atlantic Securities
Five Star Investment Services	Hornor Townsend & Kent Inc.	Kalos Capital Inc.	MidAmerica Financial Services Inc.
Focus Partners LLC	HRC Investment Services Inc.	KCD Financial	Milkie/Ferguson Investments, Inc.
Foothill Securities, Inc.	HSBC Securities	KCG Securities LLC	Millington Securities Inc.
Foresight Investments	Huntington Investment Company	Kehrer Saltzman & Associates	MML Investors Services Inc.
Foresters Equity Services Inc.	Huntleigh Securities Corp.	Kenneth Kehrer Associates	Moloney Securities Co., Inc.
Founders Financial Securities	IBN Financial Services	Keppler Associates Inc.	Money Concepts Capital Corp
FP Transitions LLC	Investment Centers Of America	Key Investment Services	Moors & Cabot, Inc.
Freedom Investors Corp.	ICBA Financial Services	KMS Financial Services Inc	Morgan Keegan
FSC Securities Corporation	IFS Securities	Kovack Securities, Inc	Morgan Stanley Smith Barney
First Tennessee Brokerage	IMS Securities	L.M. Kohn & Company, Inc.	Multi-Financial Securities Corp
Fulcrum Securities Inc.	Independence Capital Co	Labrunerie Financial Inc.	Mutual of Omaha Investor Services Inc.
G F Investment Services	Independent Financial Group	Landolt Securities Inc.	Mutual Securities Inc
G. W. Sherwold Associates Inc.	Indiana Merchant Banking and Brokerage	Larson Financial Securities	Mutual Trust Company
GA Repple & Company	Infinex Investments Inc.	Lasalle St. Securities LLC	MWA Financial Services, Inc.
Garden State Securities	Infinity Securities Inc.	Leading Authorities Inc.	Naples Ais Inc.
Gardner Financial Services Inc.	ING Financial Partners Inc.	Legend Equities Corp	National Planning Corporation
Gary Goldberg & Co	Innovation Partners LLC	Leigh Baldwin & Co LLC Inc	National Securities Corp
Geneos Wealth Management Inc.	Institutional Securities Corp	Leonard & Company	Nationwide Planning Associates
Gentry Partners Ltd.	Insured Retirement Institute	Liberty Group, LLC	Nationwide Securities, LLC
G.F. Investment Services	Interactive Strategies LLC	Liberty Partners Financial	Navy Federal Brokerage Services
Gilford Securities Inc.	Intercarolina Financial Services, Inc.	LifeMark Securities Corp	NBC Securities Inc.
Girard Securities Inc.	Intercontinental Asset Management Group	Lincoln Financial Advisors	New England Securities
Global Brokerage Services, Inc.	International Assets Advisory LLC	Lincoln Financial Securities	Newbridge Securities Corp
Globalink Securities Inc.	Intervest International Equities Corp.	Lincoln Investment Planning	Newport Coast Securities
Golden 1 Financial Services	INVEST Financial Corporation	LM Kohn & Co	NEXT Financial Group, Inc.
Gradient Securities	Investacorp, Inc.	Lombard Securities	NFP Securities Inc.
Grattan Financial Strategies	Investment Centers Of America	Long Island Financial Group Inc.	North Ridge Securities Corp
Great Nation Investment Corporation	Investment Management Corporation	Longevity Capital LLC	Northeast Capital Management, Inc.
Great Southern Bank	Investment Network, Inc.	Lowell & Company Inc.	Northeast Securities, Inc.
GWN Securities Inc.	Investment Planners, Inc.	LPL Financial Corporation	Northridge Securities Corp
H Beck Inc.	Investment Professionals Inc.	Lucia Securities LLC	Northwestern Mutual Investment Services, LLC

C-2

NPB Financial Group	Rhodes Securities, Inc.	Summit Equities Inc.	Valic Financial Advisors Inc.
NYLife Securities, LLC	Ridgeway & Conger Inc.	Summitalliance Securities LLC	ValMark Securities Inc.
Oak Grove Investment Services Inc.	River Stone Wealth Management	Sunset Financial Services, Inc.	Vanderbilt Securities LLC Inc
Oak Ridge Financial Services Group	RNR Securities LLC	Sunstreet Securities LLC	Veritrust Financial LLC
OFG Financial Services, Inc.	Robert W Baird & Co Inc.	SunTrust Investment Services, Inc.	Vision Brokerage Services
Ogilvie Security Advisors	Rogan and Associates	Supreme Alliance LLC	VSR Financial Services, Inc.
OneAmerica Securities	Rothschild Investment Corp	SWBC Investment Services LLC	Waddell & Reed, Inc
Oppenheimer & Co	Royal Alliance Associates Inc	SWS Financial Service, Inc.	Wall Street Financial Group
Pacific West Securities Inc.	Royal Securities	Symetra Investment Services	Walnut Street Securities
Packerland Brokerage Services	RSG Capital Corporation	Synovus Securities Inc.	Wayne Hummer Investments LLC
Paradigm Equities, Inc.	S. G. Long & Company	T S Phillips Investments	Wedbush Securities Inc.
Park Avenue Securities	Sagepoint Financial	Taylor Capital Management	Wells Fargo Advisors
Pars International Corp	Sammons Securities	Teckmeyer Financial Services	WesBanco Securities Inc.
Parsonex Securities, LLC	Santander Securities LLC	TFS Securities Inc.	Wescom Financial Services
People’s Securities Inc.	SCF Secuties, Inc.	The Huntington Investment Company	Westco Investment Corp
Petersen Investments Inc.	Schlitt Investor Services	The Investment Center Inc.	Western Equity Group
PFA Security Asset Management	Secure Planning Inc.	The Leaders Group	Western International Securities Inc
PlanMember Securities	Securian Financial Services	The ON Equity Sales Company	Westminster Financial Securities
Planned Investment Co Inc.	Securities America	The Strategic Financial Alliance Inc.	WFG Investments Inc.
PNC Investments LLC	Securities Equity Group	The Windmill Group	Whitehall Parker Securities
Port Securities Inc.	Securities Management & Research, Inc.	Thomas Mcdonald Partners	Wilbanks Securities, Inc.
PPA Investments, Inc.	Securities Service Network	Thrivent Investment Management	William C Burnside & Co, Inc.
Presidential Brokerage, Inc.	Shareholders Services Group Inc.	Thurston, Springer, Miller, Herd &	Williams Financial Group
Prime Capital Services Inc	Shore Capital Management LLC	Titak, Inc	Windsor, Sheffield & Co, Inc
Princor Financial Services	Sigma Financial Corporation	Tower Square Securities Inc.	Winslow, Evans & Crocker Inc.
Private Client Services LLC	Signator Financial Services	Transamerica Financial Advisors, Inc	Woodmen Financial Services, Inc.
Pro Equities, Inc	Signator Investors, Inc.	Triad Advisors, Inc.	World Capital Brokerage Inc.
Prospera Financial Services Inc.	Signature Securities Group Corp.	Tricor Financial, LLC	World Choice Securities Inc.
Protected Investors of America	SII Investments	Trustmont Financial Group	World Equity Group, Inc.
Prudential Securities Inc.	Silver Oak Securities	U.S. Bancorp Investments, Inc.	World Financial Group Inc.
PTS Brokerage LLC	Singer Xenos Securities Corp.	UBS Financial Services Inc.	WRP Investments Inc.
Purshe Kaplan Sterling	SMH Capital Inc.	Uhlmann Price Securities	Wunderlich Securities
Quayle & Co Securities	Smith Moore & Co	Umpqua Investments Inc.
Quest Securities	Sorrento Pacific Financial	Union Banc Investment Services
Questar Capital Corporation	Southeast Investments	Union Capital Company
R.M. Stark & Co., Inc.	Southwest Securities Financial Services	United Brokerage Services, Inc.
Raymond James	Spire Securities LLC	United Equity Services LLC
RBC Capital Markets Corp	St. Bernard Financial Services	United Planners Financial Services Of
RBC Dain Rauscher Inc.	Sterne Agee Financial Services	America
Regal Securities Inc.	Stifel Nicolaus & Company	USA Financial Services Corp
Resource Horizons Group	Strategic Financial Alliance	USI Securities, Inc.

C-3

APPENDIX D

GMWB PROSPECTUS EXAMPLES

I.      SAFEGUARD MAX (No longer offered as of April 29, 2013)

Unless otherwise specified, the following examples assume you elected SafeGuard Max GMWB with a 7% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:
	♦	Your initial GWB is $100,000, which is your initial Premium payment.
	♦	Your GAWA is $7,000, which is 7% of your initial GWB ($100,000*0.07 = $7,000).

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

	♦	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.
	♦	Your GAWA is $7,000, which is 7% of your initial GWB ($100,000*0.07 = $7,000).

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

♦
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

	♦	Your GAWA is $7,350, which is 7% of your initial GWB ($105,000*0.07 = $7,350).

▪	Notes:
	♦	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 7% based on your attained age and your GWB is $100,000, your initial GAWA is $7,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.07 = $7,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

	♦	Your GAWA is $10,500, which is your GAWA prior to the additional Premium payment ($7,000) plus 7% of your additional Premium payment ($50,000*0.07 = $3,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $346,500 at the time of payment:

	♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
	♦	Your GAWA is $350,000, which is your GAWA prior to the additional Premium payment ($346,500) plus 7% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.07 = $3,500).

▪	Notes:
	♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($7,000) when your GWB is $100,000:
	♦	Your new GWB is $93,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,000).
	♦	Your GAWA for the next year remains $7,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($93,000 / $7,000 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($7,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

	♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
	♦	Your GAWA for the next year remains $7,000, since your withdrawal did not exceed the greater of your GAWA ($7,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($92,500 / $7,000 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
	♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a – SafeGuard Max: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $146,500 and your GWB is $100,000:
♦
Your  new GWB is $91,000, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000)*(1 - ($10,000 - $7,000) / ($146,500 - $7,000)) = $91,000].

♦
Your GAWA is recalculated to equal $6,849, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000 * (1 - ($10,000 - $7,000) / ($146,500 - $7,000)) = $6,849].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($91,000 / $6849 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,153, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000)*(1 - ($10,000 - $7,000) / ($105,000 - $7,000)) = $90,153].

♦
Your GAWA is recalculated to equal $6,786, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000 * (1 - ($10,000 - $7,000)/($105,000 - $7,000)) = $6,785].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($90,153 / $6,786 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $55,000 and your GWB is $100,000:
	♦	Your new GWB is $87,188, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000) * (1 - ($10,000 - $7,000) / ($55,000 - $7,000)) = $87,188].
	♦	Your GAWA is recalculated to equal $6,563, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000*(1-($10,000-$7,000)/($55,000 - $7,000))=$6,563]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($87,188 / $6,563 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
	♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
	♦	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $7,000:
	♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
	♦	Your GAWA for the next year is recalculated to equal $14,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($200,000*0.07 = $14,000).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 15 years to deplete your GWB ($200,000 / $14,000 per year = 15 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $7,000:
	♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
	♦	Your GAWA for the next year remains $7,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($90,000*0.07 = $6,300).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 13 years to deplete your GWB ($90,000 / $7,000 per year = 13 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
The Company may increase the GMWB charge upon step-up. By not electing to step-up, you can avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

	♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $7,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $7,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $14,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($200,000*0.07 = $14,000).  On the day following the step-up and after the withdrawal of $7,000, your new GWB is $193,000, which is your GWB less the amount of the withdrawal ($200,000 - $7,000 = $193,000) and your GAWA will remain at $14,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 14 years to deplete your GWB ($193,000 / $14,000 per year = approximately 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $93,000, which is your GWB less the amount of the withdrawal ($100,000 - $7,000 = $93,000) and your Contract Value becomes $193,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $7,000 = $193,000).  Upon step-up following the withdrawal, your GWB is set equal to $193,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $13,510, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($193,000*0.07 = $13,510).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 15 years to deplete your GWB ($193,000 / $13,510 per year = 15 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
	♦	As the example illustrates, when considering a request for a withdrawal at or near the same time as the election of a step-up, the order of the transactions may impact your GAWA.
-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-
If the step-up would result in an increase in your GAWA, and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

		-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
	♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
	♦	The Company may increase the GMWB charge upon step-up.
	♦	Your GAWA% is determined at the time of the withdrawal (if not previously determined).
	♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

II. AUTOGUARD 5, AUTOGUARD 6 (AutoGuard 6 no longer offered as of April 29, 2013)

Unless otherwise specified, the following examples assume you elected an AutoGuard 5 GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.  If you elected an AutoGuard 6 GMWB instead of an AutoGuard 5 GMWB, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with a 6%.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:
	♦	Your initial GWB is $100,000, which is your initial Premium payment.
	♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b : If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement at the time the GMWB is elected:
	♦	Your initial GWB is $105,000, which is your Contract Value ($105,000) on the effective date of the endorsement.
	♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

Example 2: This example demonstrates how your GAWA is determined.

▪	If your GAWA% is 5% based on your Contract and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

♦
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus the Contract Enhancement resulting from the Premium payment ($2,500).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

	♦	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of the amount of increase in your GWB resulting from the additional Premium payment

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

	♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
	♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
	♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
	♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

	♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
	♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
	♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 -

$5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
	♦	If your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
	♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
	♦	Your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
	♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
	♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	The Company may increase the GMWB charge upon step-up.
♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

III.     JACKSON SELECT PROTECTOR (No longer offered as of April 29, 2013)

Unless otherwise specified, the following examples apply to and assume you elected Jackson Select Protector GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than any available Contract Enhancement that could be elected, your initial Premium payment net of any applicable Premium taxes, plus any Contract Enhancement was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made.  The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5% and any For Life Guarantee has not been terminated.  If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. References to the Select Protector Death Benefit refer to a death benefit provided by the Jackson Select Protector GMWB, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5000).

▪	Example 1b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:
♦	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract, subject to availability.

♦	Your initial Select Protector Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $50,000 and your GWB is $100,000 at the time of payment:

♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦
Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($50,000*0.05 = $2,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
♦	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.
♦	Your Select Protector Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500),  it would take approximately an additional   12  years to deplete your GWB ($92,500 / $7,500 per year = approximately 12  years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12  years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦	Your Select Protector Death Benefit will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Select Protector Death Benefit will be reduced in the same manner that the GWB is reduced; it is first reduced dollar-for-dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
●	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).
●	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
●	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB.  However, in this case, it is assumed that your initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement is $100,000.  Your BDB would not be less than $100,000, so this would not cause a re-determination of the GAWA%.  Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).  In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000).

▪	Notes:
♦
Your endorsement contains a provision allowing the Company to increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	Your Select Protector Death Benefit remains unchanged since step-ups do not impact the Select Protector Death Benefit.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:
♦	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.
-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

♦	The GAWA% is determined at the time of the withdrawal (if not previously determined).
-	The GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.
♦
Your Select Protector Death Benefit would not be adjusted for the step-up since step-ups do not impact the Select Protector Death Benefit, but your Select Protector Death Benefit may be reduced for the withdrawal.

♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

Example 9: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix E.  The annuity factors referenced in this example are also found in Appendix E.  (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 9a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

♦	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).
♦
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

♦
Since the ratio (91.56%) is greater than 83%, funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account.  The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

♦	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).
♦
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

♦
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 9b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).
♦
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

♦
Since the ratio (73.98%) is less than 77%, funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

♦	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).
♦
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

♦
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 9c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).
♦	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.
♦
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

♦	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).
♦
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

♦
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:
♦
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

♦
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value.  The amount transferred to each Investment Division and Fixed Account Option will be based on your most current Premium allocation instructions.

♦	No adjustments are made to the GWB, the GAWA or the Select Protector Death Benefit as a result of the transfer.

IV.     LIFEGUARD FREEDOM 6 NET

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom 6 Net GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 6%, the Contract Enhancement is 5%, and the GMWB and any For Life Guarantee have not been terminated.  If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

♦	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

♦
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

♦	Your initial Bonus Base is set equal to your GWB at the time of election.
♦	Your initial GWB a djustment is set equal to 200% times your initial GWB.
♦
Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

Example 2: This example demonstrates how GMWB values are set at election.  This example applies ONLY if your endorsement was issued between 04/30/2012 and 04/29/2013.
▪	Example 2a: If the GMWB is elected at issue:
♦	Your initial GWB is $105,000, which is your initial Premium payment ($100,000) plus any Contract Enhancement ($100,000*0.05=$5,000).
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000:
♦	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 the time the GMWB is elected or converted:
♦	Your initial GWB in your new GMWB is $110,000, which is your Contract Value ($110,000) on the effective date of the endorsement.
♦	Your GAWA is $5,500, which is 5% of your initial GWB ($110,000*0.05 = $5,500).

▪	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

♦	Your initial Bonus Base is set equal to your GWB at the time of election.
♦	Your initial GWB Adjustment is set equal to 200% times your initial GWB.
♦	Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Notes:
♦	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment of $50,000, and your GWB is $100,000 at the time of payment:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.
♦	Your BDB is increased by the Premium payment. The BDB is not subject to a maximum of $5,000,000.
♦	Your Bonus Base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment.  The resulting GWB Adjustment is $200,000 + $100,000 = $300,000.

♦
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment.  The resulting GWB Adjustment is $200,000 + $50,000 = $250,000.

♦	Your GMWB Earnings Determination Baseline is increased by the Premium payment. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued between 04/30/2012 and 04/29/2013.

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

♦
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus your Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment, plus any Contract Enhancement, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
♦	Your BDB is increased by the Premium payment, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.
♦	Your Bonus Base is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000.
♦
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, plus any Contract Enhancement.  The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

♦
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, plus any Contract Enhancement.  The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

♦
Your GMWB Earnings Determination Baseline is increased by the Premium payment but does not include the Contract Enhancement. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount. (which is the greater of your GAWA or your RMD).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

♦
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	This endorsement includes an Earnings-Sensitive Adjustment provision:
-
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however.  See Example 14.

-
An Earnings-Sensitive Adjustment will apply to your withdrawal, which will allow you to withdraw additional amounts from your Contract during that Contract Year without causing a proportional reduction of your GMWB.  See Examples 14a and 14b.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
 Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	This endorsement includes an Earnings-Sensitive Adjustment provision:
-
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however.  See Example 14.

-
Your GWB will be reduced dollar-for-dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount.  See Example 14c.

Example 8: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
●	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).
●	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
●	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).
♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪	Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value  is greater than your BDB.  However, in this case, it is assumed that your BDB is $100,000.  See examples 1, 2, 4, and 5 for a description of how the BDB is determined.  Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000).  Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%.  Your

GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500
♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:
♦
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.
♦	Your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.  This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	The Company may increase the GMWB charge upon step-up.
♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	Your GAWA% is determined at the time of the withdrawal (if not previously determined).
-	Your GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.
♦	Your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦
Your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal.  See example 14 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $106,000, which is equal to your GWB plus 6% of your Bonus Base ($100,000 + $100,000*0.06 = $106,000).
♦	Your GAWA for the next year is recalculated to equal $5,300, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($106,000*0.05 = $5,300).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($106,000 / $5,300 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $96,000, which is equal to your GWB plus 6% of your Bonus Base ($90,000 + $100,000*0.06 = $96,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($96,000*0.05 = $4,800).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($96,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your Bonus Base is not recalculated upon the application of the bonus to your GWB.
♦	Your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.
♦	Your BDB remains unchanged since the BDB is not impacted by the application of the bonus.
♦	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the bonus.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦	Your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.

▪	Example 11a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
Your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or in the case of Joint Owners, the oldest Joint Owner attains age 59 1/2 or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.

♦	Your Bonus Base remains unchanged at the time of continuation.
♦	Your BDB remains unchanged at the time of continuation.
♦	Your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the Guaranteed Withdrawal Balance Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:
♦	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.
♦	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.
♦	No adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the GWB Adjustment.

Example 14: This example expands on the basic examples at pages  95 and  108 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.

▪
Example 14a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal.  This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

	♦	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

	♦	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:
		-	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)
		-	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
♦
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

	♦	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000).  Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

♦
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

♦
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal.  This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

	♦	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

	♦	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:
		-	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)
		-	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
♦
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

	♦	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000).  Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

♦
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

♦
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA.  This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

	♦	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated.  This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time.  The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200).  Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment.  Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

	♦	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.
	♦	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000).  Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

♦
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar-for-dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

♦
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

▪	Notes:
	♦	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.
♦
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated.  The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit.  In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

V.      LIFEGUARD FREEDOM FLEX

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom Flex GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than Contract Enhancement that could be elected, your initial Premium payment net of any applicable Premium taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made.  The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the Contract Enhancement is 5%, the GMWB elected has a bonus percentage of 7%, and the GMWB and any For Life Guarantee have not been terminated.  If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.  This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:
	♦	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes.
	♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

	♦	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.
	♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

	♦	Your initial Bonus Base is set equal to your GWB at the time of election.
	♦	Your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.
	♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how GMWB values are set at election.  This example applies ONLY if your endorsement was issued before after 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:
	♦	Your initial GWB is $105,000, which is your initial Premium payment, net of any applicable Premium taxes ($100,000), plus any Contract Enhancement ($100,000*0.05=$5,000).
	♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:
	♦	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.
	♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract, subject to availability.

♦	Your initial Bonus Base is set equal to your GWB at the time of election.
♦	Your initial GWB Adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 3: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
Your GAWA% will be re-determined based on your attained age if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment, net of applicable premium taxes, of $50,000, and your GWB is $100,000 at the time of payment:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

	♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment, net of any applicable Premium taxes, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes ($100,000) exceeds the maximum of $5,000,000.

	♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
	♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
	♦	Your BDB is increased by the Premium payment, net of any applicable Premium taxes. The BDB is not subject to a maximum of $5,000,000.
	♦	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.
♦
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 4a, you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes.  The resulting 200% GWB Adjustment is $200,000 + $100,000 = $300,000.

♦
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes.  The resulting 200% GWB Adjustment is $200,000 + $50,000 = $250,000.

	♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.  This example applies ONLY if your endorsement was issued before 04/29/2013

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 and your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract:

♦
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000), plus any Contract Enhancement ($2,500).  Your GWB is subject to a maximum of $5,000,000 (see Example 5b).

♦
Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

	♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
	♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
	♦	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.
	♦	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.
♦
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 5a, you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.  The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

♦
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.  The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
	♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
	♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

	♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
	♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12  years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
	♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

	♦	Your GWB Adjustment provision is terminated since a withdrawal is taken.
	♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will not be reduced since the withdrawal did not exceed the greater of the GAWA or the RMD.
	♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
	♦	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life

GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your GWB Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪
Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

♦
Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
●
Your GAWA% is set to 6%, since your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) ($200,000) is greater than your BDB ($100,000).

●	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
●
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000).

♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪
Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

♦
Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed BDB is $100,000.  See examples 1, 2, 4, and 5 for a description of how the BDB is determined.  Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($90,000).  Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%.  Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:
♦
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦
Your GWB will only step-up to the Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) if the Contract Value is greater than your GWB at the time of the automatic step-up.

♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB Death Benefit.
♦
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

♦
If your endorsement was issued before 04/29/2013 and if  your endorsement bases step-ups on the Highest Quarterly Contract Value, the Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).  At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:
♦	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	The GAWA% is determined at the time of the withdrawal (if not previously determined).
-
The GAWA% is re-determined upon step-up if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.

♦	Your GWB Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB Death Benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

♦
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

♦
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the Highest Quarterly Contract Value, the Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your Bonus Base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is equal $5,350, which is 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your Bonus Base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your

GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.
♦	Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.
♦	Your BDB remains unchanged since the BDB is not impacted by the application of the Bonus.
♦	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Flex and the LifeGuard Freedom Flex with Joint Option becomes effective after the effective date of the endorsement at age 59 1/2.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 11a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 ½.  Your Bonus Base remains unchanged at the time of continuation.

♦	Your BDB remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the GWB Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:
♦	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.
♦	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the GWB Adjustment.

VI.      MARKETGUARD STRETCH

Unless otherwise specified, the following examples assume you elected MarketGuard Stretch with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your Stretch RMD at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
♦	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

♦	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
♦	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to the GMWB from another GMWB (if permitted) when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

♦
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Charge Base is $100,000, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).
♦
Your new GMWB Charge Base is $150,000, which is your GMWB Charge Base prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GMWB Charge Base is subject to a maximum of $5,000,000 (see Example 3b).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000, your GWB is $4,950,000, your GAWA is $247,500, and your GMWB Charge Base is $4,950,000 at the time of payment:

♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).
♦
Your new GMWB Charge Base is $5,000,000, which is the maximum, since your GMWB Charge Base prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

▪	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your Stretch RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
Your GMWB Charge Base remains $100,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your Stretch RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).
♦	Your GMWB Charge Base remains $100,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪
Example 5a –This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

♦
Your  new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
Your GMWB Charge Base is recalculated to equal $96,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $96,000].

▪
Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

♦
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
Your GMWB Charge Base is recalculated to equal $95,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $95,000].

▪
Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

♦
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
Your GMWB Charge Base is recalculated to equal $90,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $90,000].

▪	Notes:
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example demonstrates how the GMWB Maturity Year affects your GMWB.

▪	Example 6a: This example demonstrates what happens if your Contract Value is $5,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:
♦	Your GMWB Maturity Year payment equals $3,000, which is the excess of your GWB ($8,000) over your Contract Value ($5,000).
♦	Your Contract Value remains $5,000.
♦	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Example 6b: This example demonstrates what happens if your Contract Value is $15,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:
♦	Your GMWB Maturity Year payment equals zero, since your GWB ($8,000) does not exceed your Contract Value ($15,000).
♦	Your Contract Value remains $15,000.
♦	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Notes:
♦	Your GMWB Maturity Year is determined on the effective date of the endorsement and will not change, even if the GMWB is continued by your Beneficiary.

APPENDIX E

TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits.  If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner’s (or oldest Joint Owner’s) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the Jackson Select Protector GMWB.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or
2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or
2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

Under the Jackson Select Protector GMWB, if any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account.  Otherwise, the indicated transfer will be the actual transfer

E-1

Jackson Select Protector GMWB
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

E-2

** The age of the Owner as of the effective date or the most recent Contract Anniversary.  On each Contract Anniversary and at the effective date of the endorsement, if the Owner is aged 55-64 then the factor for age 65 and the first contract monthly anniversary will apply until age 65.

E-3

APPENDIX F

ACCUMULATION UNIT VALUES

The tables reflect the A ccumulation U nit values for each Investment Division for the beginning and end of the periods indicated, and the number of A ccumulation U nits outstanding as of the end of the periods indicated – for  a base Contract (with Administration Charge waiver and no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements.  The tables do not provide partial year information.  The tables provide A ccumulation U nit values and the number of A ccumulation U nits outstanding only if that information is available throughout the period.  Where A ccumulation U nit values and the number of A ccumulation U nits outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

If t he annualized charge for your Contract fall s between the charge for a base Contract and a Contract with the most expensive combination of charges and optional endorsements, information about the values of all remaining Accumulation Units is available in the SAI.  Contact the Annuity Service Center to request your copy of the SAI free of charge .Our contact information is on the cover page of the prospectus.  Also, please ask about the more timely A ccumulation U nit values that are available for each Investment Division.

Set forth below are fund changes and additions since the September 16, 2013 Supplement to the April 29 , 201 3 Prospectus, for your information in reviewing Accumulation Unit information.

The following fund changes and additions are effective April 28, 2014 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Brookfield Global Infrastructure Fund to JNL/Brookfield Global Infrastructure and MLP Fund
JNL/M&G Global Basics Fund merged into JNL/Oppenheimer Global Growth Fund

Effective April 28, 2014, the Separate Account has the following new Investment Division, for which no Accumulation Unit information is yet available:

JNL Series Trust
JNL/S&P Mid 3 Fund

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.55%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.26	$8.21
End of period	$11.31	$9.26
Accumulation units outstanding at the end of period	527,578	67,309

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.78	N/A
End of period	$12.42	N/A
Accumulation units outstanding at the end of period	145,509	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$10.00	$8.89
End of period	$12.07	$10.00
Accumulation units outstanding at the end of period	810,649	234,528

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.71	$13.44
End of period	$16.49	$14.71
Accumulation units outstanding at the end of period	693,798	183,833

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.30	$13.96
End of period	$16.94	$15.30
Accumulation units outstanding at the end of period	584,064	321,420

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.56	$14.25
End of period	$16.91	$15.56
Accumulation units outstanding at the end of period	1,303,742	939,328

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.31	N/A
End of period	$11.70	N/A
Accumulation units outstanding at the end of period	365,507	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.17	$10.00
End of period	$14.56	$11.17
Accumulation units outstanding at the end of period	595,741	128,030

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$11.06	$10.62
End of period	$10.57	$11.06
Accumulation units outstanding at the end of period	270,789	89,566

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.16	$8.76
End of period	$12.80	$10.16
Accumulation units outstanding at the end of period	226,554	58,399

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.33	N/A
End of period	$12.30	N/A
Accumulation units outstanding at the end of period	323,003	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.45	$9.95
End of period	$14.99	$11.45
Accumulation units outstanding at the end of period	569,394	128,843

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.47	$9.05
End of period	$12.48	$10.47
Accumulation units outstanding at the end of period	383,681	77,711

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.97	$9.49
End of period	$11.97	$10.97
Accumulation units outstanding at the end of period	479,518	130,578

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$10.16	$10.24
End of period	$10.96	$10.16
Accumulation units outstanding at the end of period	299,493	113,286

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.54	$9.77
End of period	$11.86	$10.54
Accumulation units outstanding at the end of period	2,356,533	895,735

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$27.34	$25.10
End of period	$37.42	$27.34
Accumulation units outstanding at the end of period	32,410	8,846

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.10	N/A
End of period	$14.70	N/A
Accumulation units outstanding at the end of period	190,257	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.14	$10.91
End of period	$13.81	$12.14
Accumulation units outstanding at the end of period	41,695	29,743

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$27.96	$24.27
End of period	$33.92	$27.96
Accumulation units outstanding at the end of period	37,407	9,480

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$18.02	$16.10
End of period	$23.99	$18.02
Accumulation units outstanding at the end of period	97,820	25,955

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$29.72	$26.52
End of period	$38.19	$29.72
Accumulation units outstanding at the end of period	215,691	61,167

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.84	$7.33
End of period	$8.18	$8.84
Accumulation units outstanding at the end of period	82,882	23,770

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.42	$6.10
End of period	$7.13	$7.42
Accumulation units outstanding at the end of period	115,362	48,485

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.65	$8.46
End of period	$11.78	$9.65
Accumulation units outstanding at the end of period	204,007	95,069

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.75	$7.28
End of period	$11.23	$8.75
Accumulation units outstanding at the end of period	163,711	28,199

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.67	$10.05
End of period	$11.89	$11.67
Accumulation units outstanding at the end of period	376,844	119,957

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.20	$11.04
End of period	$13.70	$12.20
Accumulation units outstanding at the end of period	434,983	34,088

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.43	$6.73
End of period	$10.99	$8.43
Accumulation units outstanding at the end of period	267,905	87,968

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$9.05	$8.09
End of period	$11.43	$9.05
Accumulation units outstanding at the end of period	280,901	119,942

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.03	$12.11
End of period	$18.56	$14.03
Accumulation units outstanding at the end of period	328,703	96,727

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.87	$23.44
End of period	$24.23	$24.87
Accumulation units outstanding at the end of period	77,469	35,656

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.99	$12.04
End of period	$18.29	$13.99
Accumulation units outstanding at the end of period	152,107	61,218

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.94	N/A
End of period	$11.82	N/A
Accumulation units outstanding at the end of period	106,794	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.46	$11.44
End of period	$14.63	$14.46
Accumulation units outstanding at the end of period	257,283	115,106

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$17.13	$15.03
End of period	$20.06	$17.13
Accumulation units outstanding at the end of period	148,521	39,966

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$12.57	$11.35
End of period	$17.28	$12.57
Accumulation units outstanding at the end of period	239,934	71,802

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.52	$18.40
End of period	$25.15	$19.52
Accumulation units outstanding at the end of period	41,741	13,288

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$17.26	$14.89
End of period	$23.74	$17.26
Accumulation units outstanding at the end of period	145,409	21,876

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.79	$10.21
End of period	$14.35	$11.79
Accumulation units outstanding at the end of period	1,233,099	429,456

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$12.72	$11.03
End of period	$15.22	$12.72
Accumulation units outstanding at the end of period	152,869	29,220

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$25.64	$22.40
End of period	$35.85	$25.64
Accumulation units outstanding at the end of period	96,233	30,234

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.59	$20.18
End of period	$19.56	$20.59
Accumulation units outstanding at the end of period	80,522	79,888

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.56	$12.77
End of period	$13.95	$13.56
Accumulation units outstanding at the end of period	7,301	6,964

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.54	$8.36
End of period	$11.99	$9.54
Accumulation units outstanding at the end of period	2,711	21,766

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$17.37	$14.99
End of period	$23.41	$17.37
Accumulation units outstanding at the end of period	579,458	100,284

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$14.15	$13.87
End of period	$13.56	$14.15
Accumulation units outstanding at the end of period	75,548	76,355

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$6.20	$5.24
End of period	$7.39	$6.20
Accumulation units outstanding at the end of period	62,844	22,193

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$14.41	$11.85
End of period	$20.02	$14.41
Accumulation units outstanding at the end of period	80,303	29,811

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$10.66	$9.73
End of period	$13.70	$10.66
Accumulation units outstanding at the end of period	112,287	54,639

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.45	N/A
End of period	$9.87	N/A
Accumulation units outstanding at the end of period	512,705	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.71	N/A
End of period	$15.06	N/A
Accumulation units outstanding at the end of period	62,565	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$8.09	$6.52
End of period	$10.62	$8.09
Accumulation units outstanding at the end of period	95,637	52,101

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$15.50	N/A
End of period	$17.29	N/A
Accumulation units outstanding at the end of period	20,183	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$14.77	$12.66
End of period	$20.50	$14.77
Accumulation units outstanding at the end of period	256,916	60,683

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.39	$9.26
End of period	$12.65	$10.39
Accumulation units outstanding at the end of period	313,182	226,888

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$15.33	$13.19
End of period	$18.33	$15.33
Accumulation units outstanding at the end of period	268,145	68,907

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$12.41	$10.68
End of period	$16.09	$12.41
Accumulation units outstanding at the end of period	149,114	45,558

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.65	$8.58
End of period	$12.57	$9.65
Accumulation units outstanding at the end of period	45,681	46,311

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$13.25	$11.25
End of period	$18.41	$13.25
Accumulation units outstanding at the end of period	173,849	104,318

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.84	N/A
End of period	$8.30	N/A
Accumulation units outstanding at the end of period	35,401	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$32.72	$31.85
End of period	$40.39	$32.72
Accumulation units outstanding at the end of period	87,960	22,634

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.85	$12.56
End of period	$15.36	$13.85
Accumulation units outstanding at the end of period	31,497	7,943

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.89	$9.92
End of period	$15.07	$10.89
Accumulation units outstanding at the end of period	99,203	10,082

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$18.57	$16.09
End of period	$24.32	$18.57
Accumulation units outstanding at the end of period	262,949	63,141

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$12.26	$10.79
End of period	$15.89	$12.26
Accumulation units outstanding at the end of period	809,638	171,714

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.70	$10.44
End of period	$15.77	$11.70
Accumulation units outstanding at the end of period	52,233	1,804

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$16.13	$14.14
End of period	$21.99	$16.13
Accumulation units outstanding at the end of period	301,405	45,952

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$7.44	$6.79
End of period	$9.24	$7.44
Accumulation units outstanding at the end of period	390,960	189,025

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$10.24	N/A
End of period	$13.60	N/A
Accumulation units outstanding at the end of period	22,663	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.49	N/A
End of period	$12.87	N/A
Accumulation units outstanding at the end of period	2,731	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.43	N/A
End of period	$10.26	N/A
Accumulation units outstanding at the end of period	143,137	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$14.83	$12.49
End of period	$18.43	$14.83
Accumulation units outstanding at the end of period	189,941	70,499

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.89	$13.95
End of period	$13.33	$14.89
Accumulation units outstanding at the end of period	386,151	402,367

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.77	$18.58
End of period	$19.06	$19.77
Accumulation units outstanding at the end of period	478,437	399,604

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.53	$9.92
End of period	$10.81	$10.53
Accumulation units outstanding at the end of period	880,165	197,637

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.20	$15.83
End of period	$19.39	$18.20
Accumulation units outstanding at the end of period	273,948	160,855

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.90	$9.51
End of period	$15.14	$10.90
Accumulation units outstanding at the end of period	59,906	15,074

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$11.05	N/A
End of period	$14.94	N/A
Accumulation units outstanding at the end of period	109,789	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$18.98	N/A
End of period	$26.20	N/A
Accumulation units outstanding at the end of period	20,669	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.47	$10.89
End of period	$17.63	$12.47
Accumulation units outstanding at the end of period	1,415,667	428,371

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.56	$11.81
End of period	$19.09	$13.56
Accumulation units outstanding at the end of period	139,248	10,527

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.39	$11.16
End of period	$15.96	$12.39
Accumulation units outstanding at the end of period	686,859	171,729

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.84	$11.43
End of period	$18.96	$12.84
Accumulation units outstanding at the end of period	292,422	17,178

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$15.62	$13.70
End of period	$19.35	$15.62
Accumulation units outstanding at the end of period	521,023	214,679

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.93	$12.07
End of period	$13.31	$12.93
Accumulation units outstanding at the end of period	753,026	356,551

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$16.16	$14.23
End of period	$19.51	$16.16
Accumulation units outstanding at the end of period	1,758,104	666,035

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.47	$12.34
End of period	$14.65	$13.47
Accumulation units outstanding at the end of period	1,005,009	658,656

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$16.26	$14.52
End of period	$18.55	$16.26
Accumulation units outstanding at the end of period	1,826,370	791,534

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.86	$9.05
End of period	$16.22	$10.86
Accumulation units outstanding at the end of period	112,150	6,849

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$33.54	$28.67
End of period	$45.79	$33.54
Accumulation units outstanding at the end of period	278,413	71,602

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$51.93	$46.43
End of period	$69.79	$51.93
Accumulation units outstanding at the end of period	158,272	61,291

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.54	$10.45
End of period	$10.39	$10.54
Accumulation units outstanding at the end of period	413,658	206,643

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$16.47	$14.01
End of period	$22.23	$16.47
Accumulation units outstanding at the end of period	241,523	79,892

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$30.84	$28.45
End of period	$36.24	$30.84
Accumulation units outstanding at the end of period	463,885	118,236

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.26	$12.45
End of period	$12.07	$12.26
Accumulation units outstanding at the end of period	338,573	272,856

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$21.86	$19.09
End of period	$28.21	$21.86
Accumulation units outstanding at the end of period	147,484	42,138

Accumulation Unit Values
Contract with Endorsements - 2.695%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.65	$7.76
End of period	$10.45	$8.65
Accumulation units outstanding at the end of period	1,425	1,100

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.66	N/A
End of period	$16.05	N/A
Accumulation units outstanding at the end of period	3,353	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.83	$9.81
End of period	$13.96	$10.83
Accumulation units outstanding at the end of period	4,641	3,958

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.73	N/A
End of period	$10.14	N/A
Accumulation units outstanding at the end of period	2,170	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.86	$8.59
End of period	$12.27	$9.86
Accumulation units outstanding at the end of period	221	237

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.11	N/A
End of period	$14.38	N/A
Accumulation units outstanding at the end of period	5,918	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.64	$9.31
End of period	$11.48	$10.64
Accumulation units outstanding at the end of period	405	408

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.49	$9.68
End of period	$10.12	$9.49
Accumulation units outstanding at the end of period	5,584	5,303

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.27	N/A
End of period	$11.43	N/A
Accumulation units outstanding at the end of period	11,632	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$24.66	N/A
End of period	$31.33	N/A
Accumulation units outstanding at the end of period	29	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.34	$6.99
End of period	$7.63	$8.34
Accumulation units outstanding at the end of period	1,104	998

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.00	$5.82
End of period	$6.65	$7.00
Accumulation units outstanding at the end of period	790	799

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.02	$7.99
End of period	$10.88	$9.02
Accumulation units outstanding at the end of period	13,707	14,030

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.53	N/A
End of period	$11.62	N/A
Accumulation units outstanding at the end of period	2,712	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.30	N/A
End of period	$12.55	N/A
Accumulation units outstanding at the end of period	17,270	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.24	$10.60
End of period	$13.25	$13.24
Accumulation units outstanding at the end of period	1,488	1,505

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$13.99	$12.42
End of period	$16.21	$13.99
Accumulation units outstanding at the end of period	740	749

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.06	N/A
End of period	$15.03	N/A
Accumulation units outstanding at the end of period	1,549	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$16.47	$15.70
End of period	$20.98	$16.47
Accumulation units outstanding at the end of period	1,763	1,951

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.36	N/A
End of period	$13.67	N/A
Accumulation units outstanding at the end of period	4,418	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$20.94	N/A
End of period	$28.96	N/A
Accumulation units outstanding at the end of period	348	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$16.82	N/A
End of period	$15.80	N/A
Accumulation units outstanding at the end of period	165	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$14.89	$12.99
End of period	$19.83	$14.89
Accumulation units outstanding at the end of period	980	992

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$12.48	$12.38
End of period	$11.82	$12.48
Accumulation units outstanding at the end of period	12,263	12,466

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$12.35	$10.27
End of period	$16.96	$12.35
Accumulation units outstanding at the end of period	160	185

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.30	N/A
End of period	$9.61	N/A
Accumulation units outstanding at the end of period	403	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$6.93	$5.65
End of period	$9.00	$6.93
Accumulation units outstanding at the end of period	959	1,002

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$12.66	$10.97
End of period	$17.36	$12.66
Accumulation units outstanding at the end of period	1,771	1,728

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.29	$9.83
End of period	$14.47	$11.29
Accumulation units outstanding at the end of period	12,173	12,575

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.06	$10.35
End of period	$16.56	$12.06
Accumulation units outstanding at the end of period	167	189

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.04	$27.60
End of period	$34.21	$28.04
Accumulation units outstanding at the end of period	1,566	1,561

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.10	N/A
End of period	$13.81	N/A
Accumulation units outstanding at the end of period	193	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$16.38	$14.36
End of period	$21.21	$16.38
Accumulation units outstanding at the end of period	128	142

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$10.81	$9.63
End of period	$13.85	$10.81
Accumulation units outstanding at the end of period	2,146	2,167

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.23	$12.61
End of period	$19.17	$14.23
Accumulation units outstanding at the end of period	380	109

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.37	$5.89
End of period	$7.83	$6.37
Accumulation units outstanding at the end of period	611	616

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.91	$13.18
End of period	$12.31	$13.91
Accumulation units outstanding at the end of period	3,435	14,318

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$16.68	$15.86
End of period	$15.90	$16.68
Accumulation units outstanding at the end of period	5,007	7,128

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$15.36	$13.51
End of period	$16.17	$15.36
Accumulation units outstanding at the end of period	5,073	5,111

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.32	$9.11
End of period	$14.18	$10.32
Accumulation units outstanding at the end of period	407	411

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.46	$8.98
End of period	$13.99	$10.46
Accumulation units outstanding at the end of period	421	425

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$15.51	$13.77
End of period	$21.16	$15.51
Accumulation units outstanding at the end of period	128	150

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$12.79	N/A
End of period	$17.80	N/A
Accumulation units outstanding at the end of period	966	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.69	N/A
End of period	$14.88	N/A
Accumulation units outstanding at the end of period	2,048	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$11.77	$11.11
End of period	$11.97	$11.77
Accumulation units outstanding at the end of period	7,170	6,903

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$13.65	N/A
End of period	$16.29	N/A
Accumulation units outstanding at the end of period	4,191	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.26	$11.35
End of period	$13.18	$12.26
Accumulation units outstanding at the end of period	15,043	16,175

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$13.74	$12.41
End of period	$15.49	$13.74
Accumulation units outstanding at the end of period	347	351

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.25	$8.64
End of period	$15.13	$10.25
Accumulation units outstanding at the end of period	351	446

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$27.48	N/A
End of period	$37.09	N/A
Accumulation units outstanding at the end of period	149	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$42.43	$38.38
End of period	$56.38	$42.43
Accumulation units outstanding at the end of period	172	174

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.77	$9.80
End of period	$9.52	$9.77
Accumulation units outstanding at the end of period	3,798	3,193

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.24	$12.26
End of period	$19.01	$14.24
Accumulation units outstanding at the end of period	1,506	1,522

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$25.20	N/A
End of period	$29.27	N/A
Accumulation units outstanding at the end of period	9,429	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.02	$10.29
End of period	$9.75	$10.02
Accumulation units outstanding at the end of period	28,397	409

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Questions: If you have any questions about your Contract, you may contact us at:

Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951

Institutional Marketing Group Service Center:	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)
(for Contracts purchased through a bank or another financial institution)

Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951 Attn: IMG

Home Office:	1 Corporate Way, Lansing, Michigan 48951

PERSPECTIVE II®
PERSPECTIVE L SERIESSM (“L Series”)

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

The date of this prospectus is April 28, 2014 .  This prospectus describes two separate flexible premium fixed and variable deferred annuity Contracts (collectively the “Contracts” or “Perspective Annuities”) offered by Jackson National Life Insurance Company (“Jackson®”) through the Separate Account. It includes information about the Contracts, the Separate Account, and Jackson you should know before investing.  Unless otherwise noted, disclosure applies to each of the Contracts. This prospectus is a disclosure document and describes all of the Contracts’ material features, benefits, rights, and obligations.  The description of the Contracts’ material provisions in this prospectus is current as of the date of this prospectus.  If certain material provisions under the Contracts are changed after the date of this prospectus, those changes will be described in a supplemented prospectus.  You should carefully read this prospectus in conjunction with any applicable supplements.  It is important that you also read your Contract and endorsements, which may reflect additional non-material state variations or other non-material variations.  This information is meant to help you decide if any of the Contracts will meet your needs.  Please carefully read this prospectus and any related documents and keep everything together for future reference.  Additional information about the separate account can be found in the statements of additional information (“SAI”) dated April 28, 2014 that are available upon request without charge.  To obtain a copy, complete the Statement of Additional Information Request Form on page 116, or contact us at our:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features.  The Contracts may be available through other broker-dealers with optional surrender charge schedules and optional features not available under this version.    In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse initial and any or all subsequent Premium payments.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability of and any restrictions on the optional features.

We offer other variable annuity products with different product features, benefits and charges.  In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure.  Ask your representative about availability and the details.

The SAI for each Contract is incorporated by reference into this prospectus, and the table of contents appears on page 116 .  The prospectus and SAIs are part of the registration statements that we filed with the Securities and Exchange Commission (“SEC”) about these securities offerings.  The registration statements include individual prospectuses for each of the Perspective Annuities. The registration statements, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contracts make available for investment fixed and variable options.  The variable options are Investment Divisions of the Separate Account, each of which invests in one of the following Funds – all class A shares:

JNL Series Trust

JNL/American Funds® Blue Chip Income and Growth Fund	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities
JNL/American Funds Global Bond Fund	Index Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Morgan Stanley Mid Cap Growth Fund
JNL/American Funds Growth-Income Fund	JNL/Neuberger Berman Strategic Income Fund
JNL/American Funds International Fund	JNL/Oppenheimer Global Growth Fund
JNL/American Funds New World Fund	JNL/PIMCO Real Return Fund
JNL Institutional Alt 20 Fund	JNL/PIMCO Total Return Bond Fund
JNL Institutional Alt 35 Fund	JNL/PPM America Floating Rate Income Fund
JNL Institutional Alt 50 Fund	JNL/PPM America High Yield Bond Fund
JNL/American Funds Balanced Allocation Fund	JNL/PPM America Mid Cap Value Fund
JNL/American Funds Growth Allocation Fund	JNL/PPM America Small Cap Value Fund
JNL/BlackRock Commodity Securities Strategy Fund	JNL/PPM America Value Equity Fund
JNL/BlackRock Global Allocation Fund	JNL/T. Rowe Price Established Growth Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Brookfield Global Infrastructure and MLP Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Capital Guardian Global Balanced Fund	JNL/T. Rowe Price Value Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/WMC Balanced Fund
JNL/DFA U.S. Core Equity Fund	JNL/WMC Money Market Fund
JNL/Eagle SmallCap Equity Fund	JNL/WMC Value Fund
JNL/Eastspring Investments Asia ex-Japan Fund	JNL/S&P Competitive Advantage Fund
JNL/Eastspring Investments China-India Fund	JNL/S&P Dividend Income & Growth Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL/S&P Intrinsic Value Fund
JNL/Franklin Templeton Global Growth Fund	JNL/S&P Total Yield Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/S&P Mid 3 Fund
JNL/Franklin Templeton Income Fund	JNL/S&P 4 Fund
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/S&P Managed Conservative Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/S&P Managed Moderate Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/S&P Managed Moderate Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/S&P Managed Growth Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/Goldman Sachs U.S. Equity Flex Fund	JNL Disciplined Moderate Fund
JNL/Invesco Global Real Estate Fund	JNL Disciplined Moderate Growth Fund
JNL/Invesco International Growth Fund	JNL Disciplined Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Mid Cap Value Fund	JNL Variable Fund LLC
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund	JNL/Mellon Capital DowSM 10 Fund
JNL/JPMorgan International Value Fund	JNL/Mellon Capital Global 15 Fund
JNL/JPMorgan MidCap Growth Fund	JNL/Mellon Capital Nasdaq® 25 Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital Index 5 Fund	JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital NYSE® International 25 Fund
JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital 25 Fund
JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Technology Sector Fund

The Funds are not the same mutual funds that you would buy directly from a retail mutual fund or through your stockbroker.  The prospectuses for the Funds are attached to this prospectus.

GLOSSARY	1

KEY FACTS	3

FEES AND EXPENSES TABLES	4
Owner Transaction Expenses	4
Periodic Expenses	5
Total Annual Fund Operating Expenses	8

EXAMPLE	11

CONDENSED FINANCIAL INFORMATION	11

THE ANNUITY CONTRACTS	12

JACKSON	12

THE FIXED ACCOUNT	12

THE SEPARATE ACCOUNT	15

INVESTMENT DIVISIONS	15
JNL Series Trust	16
JNL Variable Fund LLC	25
Voting Privileges	27
Substitution	27

CONTRACT CHARGES	27
Mortality and Expense Risk Charge	28
Annual Contract Maintenance Charge	28
Administration Charge	28
Transfer Charge	28
Withdrawal Charge	28
Earnings Protection Benefit (“EarningsMax”) Charge	30
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	30
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net”) Charge	31
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge	32
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex GMWB”) Charge	33
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge	34
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge	34
Death Benefit Charges	35
Five-Year Withdrawal Charge Period (Perspective II only)	36
20% Additional Free Withdrawal Charge (Perspective II only)	36

Guaranteed Minimum Withdrawal Benefit Important Special Considerations	45
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	47
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”)	50
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”)	61
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”)	73
LifeGuard Freedom Flex GMWB	74
LifeGuard Freedom Flex with Joint Option GMWB	84
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	94
Systematic Withdrawal Program	100
Suspension of Withdrawals or Transfers	100

INCOME PAYMENTS (THE INCOME PHASE)	100
Variable Income Payments	101
Income Options	101

DEATH BENEFIT	102
Basic Death Benefit	102
Earnings Protection Benefit (“EarningsMax”)	102
Optional Death Benefits	103
5% Roll-up Death Benefit	104
Highest Quarterly Anniversary Value Death Benefit	105
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit	105
LifeGuard Freedom Flex DB	107
Payout Options	109
Pre-Selected Payout Options	109
Special Spousal Continuation Option	109
Death of Owner On or After the Income Date	110
Death of Annuitant	110

TAXES	110

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning.  In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for a Contract are based.  The Contracts allow for the naming of joint Annuitants.  Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death.  The Contracts allow for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment.  Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years.  If the Premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary.  The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years.  For example, if the Issue Date is January 15, 201 5 and a Premium payment is received on February 28, 201 5 then, although the first Contract Anniversary is January 15, 201 6 , Completed Year 0-1 for that Premium payment would begin on February 28, 201 5 and end on February 27, 201 6 .  Completed Year 1-2 for that Premium payment would begin on February 28, 201 6 .

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract’s Issue Date.

Contract Monthly Anniversary – each one-month anniversary of the Contract’s Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract’s Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract’s Issue Date.

Contract Value – the sum of the allocations between the Contract’s Investment Divisions and Fixed Account.

Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary.  The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary.  Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 201 5 , then the end of Contract Year 0-1 would be January 14, 201 6 , and January 15, 201 6 , which is the first Contract Anniversary, begins Contract Year 1-2.

Earnings Protection Benefit – an optional benefit available at issue that may increase the amount of the death benefit payable at death.

Excess Interest Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period.  The Fixed Account consists of the Fixed Account Options.

Fixed Account Contract Value – the sum of the allocations between the Contract’s Fixed Account Options.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

Fund – a registered management investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Income Date – the date on which you begin receiving annuity payments.

Issue Date – the date your Contract is issued.

1

GLOSSARY
Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund.  The Investment Divisions are called variable because the return on investment is not guaranteed.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company.  (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on or next following the date on which the Owner attains age 95 under a non-qualified contract, or such earlier date as required by the applicable qualified plan, law or regulation.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under a Contract.  Usually, but not always, the Owner is the Annuitant.  The Contracts allow for the naming of joint Owners.  (We do not capitalize “you” or “your” in the prospectus.)  Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into a Contract by or on behalf of the Owner.  The maximum aggregate Premium payments you may make without prior approval is $1 million.  This maximum amount is subject to further limitations at any time on both initial and subsequent Premium payments.

Remaining Premium – the total Premium paid reduced by withdrawals that incur withdrawal charges, and withdrawals of Premiums that are no longer subject to withdrawal charges.

Required Minimum Distributions (RMDs) – For certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only.  This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the owner of a qualified contract.  Different rules apply for the MarketGuard Stretch GMWB as described in the “MarketGuard Stretch GMWB” section.

Separate Account – Jackson National Separate Account – I.  The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract’s Investment Divisions.

2

KEY FACTS

The immediately following two sections briefly introduce the Contracts (and their benefits and features) and their costs; however, please carefully read the whole prospectus and any related documents before purchasing a Contract to be sure that it will meet your needs.

Allocation Options
The Contracts make available Investment Divisions and a Fixed Account for allocation of your Premium payments and Contract Value.  For more information about the fixed accounts, please see “THE FIXED ACCOUNT” beginning on page 12 .  For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 15 .

Investment Purpose
The Contracts are intended to help you save for retirement or another long-term investment purpose.  The Contracts are designed to provide tax deferral on your earnings, if they are not issued under a qualified retirement plan.  Qualified plans confer their own tax deferral.  For more information, please see “TAXES” beginning on page 110 .

Free Look
If you change your mind about having purchased a Contract, you may return it without penalty.  There are conditions and limitations, including time limitations, depending on where you live.  For more information, please see “Free Look” beginning on page 114 .  In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased your Contract.

Purchases
There are minimum and maximum Premium requirements.  The Contracts also have a Premium protection option, namely the Capital Protection Program.    For more information about this option, please see “PURCHASES” beginning on page 39 .

Optional Endorsements
Not all optional endorsements are available in all states.  The availability of optional endorsements may reflect state prohibitions and variations, and Jackson’s reservation of the right not to offer certain optional endorsements.  The representative assisting you will advise you whether an optional benefit is available and of any variations.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years.  There are also a number of optional withdrawal benefits available under Perspective II.  The Contracts have a free withdrawal provision and waive the charges and adjustments in the event of some unforeseen emergencies.  For more information, please see “ACCESS TO YOUR MONEY” beginning on page 43 .

Income Payments	There are a number of income options available. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 100 .

Death Benefit
The Contracts have a death benefit that becomes payable if you die before the Income Date.  There are also a number of optional death benefits available.  For more information, please see “DEATH BENEFIT” beginning on page 102 .

Contract Charges
Various charges apply under the Contracts as summarized in the “FEES AND EXPENSES TABLES” below.  If the Contract Value is insufficient to pay the charges under a Contract, the Contract will terminate without value, unless you are eligible for continued payments under a Guaranteed Minimum Withdrawal Benefit.

3

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering each Contract.  The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase a Contract, surrender a Contract or transfer cash value between investment options.  Fees and expenses also may apply after the Income Date.  For more information, please see “Commutation Fee” on page 36 , and “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 100 .

Owner Transaction Expenses

Front-end Sales Load	None

Maximum Withdrawal Charge 1 (Percentage of Premium withdrawn, if applicable)

Perspective II	8.5%
L Series	8.0%

Maximum Premium Taxes 2 (Percentage of each Premium)

All Contracts	3.5%

Transfer Charge 3 (Per transfer after 15 in a Contract Year)

All Contracts	$25

Expedited Delivery Charge 4
All Contracts	$22.50

1	The withdrawal charge schedules for Perspective II and L Series are shown in the tables below:

Perspective II Withdrawal Charges (as a percentage of Premium payments)

	Completed Years Since Receipt Of Premium
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	7.5%	6.5%	5.5%	5%	4%	2%	0
Five-year optional Schedule	8%	7%	6%	4%	2%	0	0	0

LSeries Withdrawal Charges (as a percentage of Premium payments)

Completed Years Since Receipt Of Premium
0-1	1-2	2-3	3-4	4+
8.0%	7.5%	6.5%	5.5%	0

For more information about withdrawal charges, please see “Withdrawal Charge” under “Contract Charges” beginning on page 28 .

2       Premium taxes generally range from 0 to 3.5% and vary by state.

3       We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

4	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

4

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own a Contract, not including the Funds’ fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge5
All Contracts	$35

Separate Account Annual Expenses (Annual percentage of average daily account value of Investment Divisions)

Mortality And Expense Risk Charge
Perspective II L Series	1.15% 1.55%

Administration Charge6
All Contracts	0.15%

Total Separate Account Annual Expenses for Base Contract
Perspective II L Series	1.30% 1.70%

Optional Endorsements - A variety of optional endorsements to the Contracts are available. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of the Accumulation Units.

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) 8 (All Contracts)	0.45%

Five-year Withdrawal Schedule Maximum Annual Charge (Perspective II only)	0.30%

20% Additional Free Withdrawal Maximum Annual Charge (Perspective II only)	0.30%

The following optional death benefit endorsement charges are benefit based.  Please see the footnotes for additional information on the various optional death benefit endorsement charges.  You may select one of the available benefits listed below7 under all Contracts:

5% Roll-up Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) 9	1.20%
Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge 10	0.60%
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) 11	1.40%
LifeGuard Freedom Flex DBSM Maximum Annual Charge (only available with a specified combination of Options for the LifeGuard Freedom Flex ® GMWB) (not currently offered as of April 28, 2014) 12	0.72%

The following optional endorsement charges are benefit based.  Please see the footnotes for additional information on the various optional endorsement charges.  You may select one of the available benefits listed below7 under all Contracts:

5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM”)13	1.74%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net ® ”)14	2.52%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net”) with Optional Income Upgrade Table	3.00%

5

Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net ® With Joint Option”) 15	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex ® GMWB”)16	2.52%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex GMWB”) with Optional Income Upgrade Table	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex ® With Joint Option GMWB”) 17	3.00%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard StretchSM GMWB”)18	2.22%

5
This charge is waived on Contract Value of $50,000 or more.  This charge is deducted proportionally from allocations to the Investment Divisions and the Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

6
This charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.  If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated as of that date.

7	Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled.

8	The current charge is 0.30%.

9	The current charge is 0.20% of the GMDB Benefit Base each Contract Quarter (0.80% annually), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “5% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 35 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 104 .

10	The current charge is 0.075% of the GMDB Benefit Base each Contract Quarter (0.30% annually), subject to a maximum annual charge of 0.60% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 35 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 105 .

11	The current charge is 0.225% of the GMDB Benefit Base each Contract Quarter (0.90% annually), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base (as used in the Table).

For more information about the charge for this endorsement, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page  36 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page  105 .

12
The current and maximum charge is 0.175% of the GMWB Death Benefit each Contract Quarter (0.70% annually).  However, for Contracts purchased in Missouri and Washington State, the current and maximum charge is 0.06% of the GMWB Death Benefit each Contract Month (0.72% annually, as used in the table).

For more information about the charge for the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Death Benefit Charges”, beginning on page  36 .  For more information about how the LifeGuard Freedom Flex DB works, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 107 .

13
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 1.74% of the GWB, which charge is payable each Contract Month.  The tables below have the maximum and current charges.

5% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 30 .  For more information about how the endorsement works, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page  47 .

14
2.50% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri and Washington State, the maximum annual charge is 2.52% of the GWB, which charge is payable each Contract Month.  The tables below have the maximum and current charges.

6

For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount
Annual Charge	Maximum		Current
	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement (with and without the Optional Income Upgrade Table), please see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net”) Charge” beginning on page 31 .  For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page  50 .

15
3.00% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri and Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount
Annual Charge	Maximum		Current
	3.00%	(MO and WA Only) 3.00%	1.60%	(MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint For Life GMWB Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge” beginning on page 32 .  For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 61 .

16
2.50% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri and Washington State, the maximum annual charge is 2.52% of the GWB, which charge is payable each Contract Month.  The tables below have the maximum and current charges.

LifeGuard Freedom Flex GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement (with and without the Optional Income Upgrade Table), please see “For Life GMWB With Bonus and Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex GMWB”) Charge” beginning on page 33 .  For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 74 .

17
3.00% of the GWB is the maximum annual charge, which charge is payable quarterly.  However, for Contracts purchased in Missouri and Washington State, the maximum annual charge is payable each Contract Month.  The tables below have the maximum and current charges.

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Step-Up (“LifeGuard Freedom Flex with Joint Option GMWB”) Charge” beginning on page 34 .  For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB With Joint Option” beginning on page 84 .

7

18
2.20% of the GMWB Charge Base is the maximum annual charge, which charge is payable quarterly.   However, for Contracts purchased in Washington State, the maximum annual charge is 2.22% of the GMWB Charge Base, which charge is payable each Contract Month.  The tables below have the maximum and current charges.

MarketGuard Stretch GMWB
Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, including how the GMWB Charge Base is calculated, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” beginning on page 34 .  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)” beginning on page 94 .

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own a Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.5 6%

Maximum: 2.2 3%

More detail concerning each Fund’s fees and expenses is below. But please refer to the Funds’ prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC®  (“JNAM”) , the Funds’ Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses

JNL/American Funds® Blue Chip Income and Growth	1.10%A	0.25%A	0.17%A, G	0.00%	1.52%A	0.48%B	1.04%A,B
JNL/American Funds Balanced Allocation	0.30%	0.25%	0.15%G	0.47%	1.17%	0.05%C	1.12%C
JNL/American Funds Global Bond	1.23%A	0.25%A	0.18%A, G	0.00%	1.66%A	0.55%B	1.11%A,B
JNL/American Funds Global Small Capitalization	1.45%A	0.25%A	0.19%A, G	0.00%	1.89%A	0.60%B	1.29%A,B
JNL/American Funds Growth Allocation	0.30%	0.25%	0.15%G	0.50%	1.20%	0.05%C	1.15%C
JNL/American Funds Growth-Income	0.96%A	0.25%A	0.17%A, G	0.00%	1.38%A	0.40%B	0.98%A,B
JNL/American Funds International	1.34%A	0.25%A	0.20%A, G	0.00%	1.79%A	0.60%B	1.19%A,B
JNL/American Funds New World	1.78%A	0.25%A	0.20%A, G	0.00%	2.23%A	0.80%B	1.43%A,B
JNL/DFA U.S. Core Equity	0.61%	0.20%	0.10% F	0.00%	0.91%	0.11%C	0.80%C
JNL/Franklin Templeton Global Multisector Bond	0.74%	0.20%	0.15%G	0.02%	1.11%	0.01%C	1.10%C
JNL/Goldman Sachs Mid Cap Value	0.70%	0.20%	0.11%F	0.00%	1.01%	0.02%C	0.99%C
JNL/Invesco Small Cap Growth	0.83%	0.20%	0.10%F	0.01%	1.14%	0.02%C	1.12%C
JNL/Mellon Capital S&P 500 Index	0.24%	0.20%	0.13%F	0.00%	0.57%	0.01%C	0.56%C
JNL/T. Rowe Price Value	0.62%	0.20%	0.10%F	0.00%	0.92%	0.01%C	0.91%C
JNL/WMC Money Market	0.26%	0.20%	0.11%F	0.00%	0.57%	0.38%D	0.19%D

8

Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.12%	0.00%	0.05%E	0.91%	1.08%
JNL Institutional Alt 35	0.11%	0.00%	0.05%E	1.04%	1.20%
JNL Institutional Alt 50	0.11%	0.00%	0.05%E	1.16%	1.32%
JNL/BlackRock Commodity Securities Strategy	0.62%	0.20%	0.15%G	0.00%	0.97%
JNL/BlackRock Global Allocation	0.72%	0.20%	0.16%G	0.01%	1.09%
JNL/BlackRock Large Cap Select Growth	0.65%	0.20%	0.10%F	0.00%	0.95%
JNL/Brookfield Global Infrastructure and MLP	0.80%	0.20%	0.15%G	0.00%	1.15%
JNL/Capital Guardian Global Balanced	0.65%	0.20%	0.16%G	0.01%	1.02%
JNL/Capital Guardian Global Diversified Research	0.72%	0.20%	0.15%G	0.01%	1.08%
JNL/Eagle SmallCap Equity	0.67%	0.20%	0.10%F	0.00%	0.97%
JNL/Eastspring Investments Asia ex-Japan	0.90%	0.20%	0.17%G	0.00%	1.27%
JNL/Eastspring Investments China-India	0.90%	0.20%	0.21%H	0.00%	1.31%
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05%E	1.01%	1.06%
JNL/Franklin Templeton Global Growth	0.67%	0.20%	0.15%G	0.01%	1.03%
JNL/Franklin Templeton Income	0.63%	0.20%	0.10%F	0.01%	0.94%
JNL/Franklin Templeton International Small Cap Growth	0.95%	0.20%	0.15%G	0.01%	1.31%
JNL/Franklin Templeton Mutual Shares	0.73%	0.20%	0.10%F	0.02%	1.05%
JNL/Franklin Templeton Small Cap Value	0.78%	0.20%	0.10%F	0.01%	1.09%
JNL/Goldman Sachs Core Plus Bond	0.58%	0.20%	0.10%F	0.02%	0.90%
JNL/Goldman Sachs U.S. Equity Flex	0.80%	0.20%	0.96%G	0.00%	1.96%
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15%G	0.00%	1.05%
JNL/Invesco International Growth	0.63%	0.20%	0.16%G	0.02%	1.01%
JNL/Invesco Large Cap Growth	0.66%	0.20%	0.10%F	0.00%	0.96%
JNL/Invesco Mid Cap Value	0.70%	0.20%	0.11%F	0.01%	1.02%
JNL/Ivy Asset Strategy	0.85%	0.20%	0.15%G	0.00%	1.20%
JNL/JPMorgan International Value	0.66%	0.20%	0.15%G	0.00%	1.01%
JNL/JPMorgan MidCap Growth	0.65%	0.20%	0.11%F	0.01%	0.97%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.11%F	0.01%	0.70%
JNL/Mellon Capital Emerging Markets Index	0.39%	0.20%	0.20%G	0.01%	0.80%
JNL/Mellon Capital European 30	0.35%	0.20%	0.20%H	0.00%	0.75%
JNL/Mellon Capital Pacific Rim 30	0.32%	0.20%	0.21%H	0.01%	0.74%
JNL/Mellon Capital S&P 400 MidCap Index	0.25%	0.20%	0.13%F	0.00%	0.58%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.11%F	0.00%	0.56%
JNL/Mellon Capital International Index	0.26%	0.20%	0.17%G	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.26%	0.20%	0.10%F	0.01%	0.57%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index	0.32%	0.20%	0.18%G	0.00%	0.70%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05%E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05%E	0.61%	0.66%
JNL/Morgan Stanley Mid Cap Growth	0.75%	0.20%	0.15%G	0.01%	1.11%
JNL/Neuberger Berman Strategic Income	0.60%	0.20%	0.15%G	0.05%	1.00%
JNL/Oppenheimer Global Growth	0.64%	0.20%	0.15%G	0.00%	0.99%
JNL/PIMCO Real Return	0.49%	0.20%	0.17%F	0.00%	0.86%
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.10%F	0.00%	0.80%
JNL/PPM America Floating Rate Income	0.62%	0.20%	0.16%G	0.01%	0.99%
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11%F	0.02%	0.76%
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.11%F	0.00%	1.06%
JNL/PPM America Small Cap Value	0.75%	0.20%	0.11%F	0.00%	1.06%
JNL/PPM America Value Equity	0.55%	0.20%	0.11%F	0.00%	0.86%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.10%F	0.00%	0.86%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.11%F	0.00%	1.01%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.10%F	0.00%	0.70%
JNL/WMC Balanced	0.43%	0.20%	0.11%F	0.01%	0.75%
JNL/WMC Value	0.48%	0.20%	0.10%F	0.00%	0.78%
JNL/S&P Managed Conservative	0.09%	0.00%	0.06%E	0.84%	0.99%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05%E	0.87%	1.01%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06%E	0.92%	1.06%
JNL/S&P Managed Growth	0.09%	0.00%	0.05%E	0.94%	1.08%
JNL/S&P Managed Aggressive Growth	0.10%	0.00%	0.05%E	0.96%	1.11%
JNL Disciplined Moderate	0.11%	0.00%	0.05%E	0.74%	0.90%
JNL Disciplined Moderate Growth	0.10%	0.00%	0.06%E	0.70%	0.86%

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Fund Operating Expenses (As an annual percentage of each Fund’s average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Disciplined Growth	0.13%	0.00%	0.05%E	0.69%	0.87%
JNL/S&P Competitive Advantage	0.37%	0.20%	0.10%F	0.00%	0.67%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.11%F	0.00%	0.67%
JNL/S&P Intrinsic Value	0.37%	0.20%	0.11%F	0.00%	0.68%
JNL/S&P Total Yield	0.38%	0.20%	0.10%F	0.00%	0.68%
JNL/S&P Mid 3	0.50%	0.20%	0.11%F	0.00%	0.81%
JNL/S&P 4	0.00%	0.00%	0.05%E	0.68%	0.73%
JNL/Mellon Capital DowSM 10	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital Global 15	0.29%	0.20%	0.21%H	0.00%	0.70%
JNL/Mellon Capital Nasdaq® 25	0.29%	0.20%	0.19%G	0.00%	0.68%
JNL/Mellon Capital Value Line® 30	0.29%	0.20%	0.23%G	0.00%	0.72%
JNL/Mellon Capital S&P® 24	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital 25	0.28%	0.20%	0.16%G	0.00%	0.64%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17%G	0.00%	0.64%
JNL/Mellon Capital JNL Optimized 5	0.29%	0.20%	0.19%G	0.00%	0.68%
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital NYSE® International 25	0.33%	0.20%	0.25%H	0.00%	0.78%
JNL/Mellon Capital Communications Sector	0.32%	0.20%	0.18%G	0.00%	0.70%
JNL/Mellon Capital Consumer Brands Sector	0.29%	0.20%	0.18%G	0.00%	0.67%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.18%G	0.00%	0.67%
JNL/Mellon Capital Healthcare Sector	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.18%G	0.00%	0.66%
JNL/Mellon Capital Technology Sector	0.29%	0.20%	0.18%G	0.00%	0.67%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.40%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.42%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.73%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.78%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to JNAM.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

H	“Other Expenses” include an Administrative Fee of 0.20% which is payable to JNAM.

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EXAMPLE

The example below is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and the Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor Premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the most expensive Optional Death Benefit Endorsement, the Five-year Withdrawal Charge Period under Perspective II, the 20% Additional Free Withdrawal under Perspective II, and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Perspective II	$1,71 3	$3,22 2	$4,38 6	$7,4 57
L Series	$1,69 4	$3,22 3	$4,1 16	$7,45 0

If you annuitize at the end of the applicable time period:

	1 year *	3 years	5 years	10 years
Perspective II	$1,71 3	$2,62 2	$4,18 6	$7,4 57
L Series	$1,69 4	$ 2,973	$4,1 16	$7,45 0

*Withdrawal charges apply to annuitizations occurring within one year of the Contract’s Issue Date.

If you do not surrender your Contract:

	1 year	3 years	5 years	10 years
Perspective II	$91 3	$2,62 2	$4,18 6	$7,4 57
L Series	$89 4	$2,57 3	$4,1 16	$7,45 0

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information .  Information about the values of Accumulation Units for a base Contract (with Administration Charge waiver and no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements can be found in Appendix E.  Information about the values of all remaining Accumulation Units can be found in the Statement of Additional Information.   The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges , including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units.  Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above .

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts.  Jackson’s financial statements do not bear on the future investment experience of the assets held in the Separate Account.  For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus.

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THE ANNUITY CONTRACTS

Your Contract is a contract between you, the Owner, and us.  Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit.  Purchases under tax-qualified plans should be made for other than tax deferral reasons.  Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract.  We will not issue a Contract to someone older than age 90 (age 85 for Contracts purchased in Oklahoma).  Optional benefits may have different requirements, as noted.

Your Contract Value may be allocated to

●	our Fixed Account, as may be made available by us, or as may be otherwise limited by us, or to
●	Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

●	the accumulation phase, when you make Premium payments to us, and
●	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract.  You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form).  We reserve the right to refuse an assignment, and an assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact our Annuity Service Center for help and more information.

The Contracts are flexible Premium fixed and variable deferred annuities and may be issued as either an individual or a group contract.    Contracts issued in your state may provide different features and benefits than those described in this prospectus.  This prospectus provides a description of the material rights and obligations under the Contracts.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s)” under those group Contracts.

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  We are ultimately a wholly owned subsidiary of Prudential plc (London, England).  Prudential plc is also the ultimate parent of PPM America, Inc. and Eastspring Investments (Singapore) Limited, each a sub-adviser. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL  60606.

We issue and administer the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT

Contract Value allocated to the Fixed Account will be placed with other assets in our General Account.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company’s creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits.  The Fixed Account is not registered with the SEC, and the SEC does not review the information we provide to you about it.  Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Both the availability of, and transfers into and out of, the Fixed Account (which consists of the Fixed Account Options) may be subject to contractual and administrative requirements.  For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

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Fixed Account Options.  Each Fixed Account Option credits interest to your Contract Value in the Fixed Account for a specified period that you select (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in that Fixed Account Option is not withdrawn, transferred, or annuitized until the end of the specified period.  You may not elect any Fixed Account Option that extends beyond the Income Date, other than the one-year option; and election of the one-year option will not extend the Income Date.  Rather, commencing on the Income Date, we will cease to credit interest under any one-year Fixed Account Option that has not yet reached the end of its term.

Rates of Interest We Credit.

These Contracts guarantee a Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract, regardless of the term of that option.  The Fixed Account minimum interest rate guaranteed by the Contracts at least equals the minimum rate prescribed by the applicable non-forfeiture law in each state where the Contracts are sold.  In addition, we establish a declared rate of interest (“base interest rate”) at the time you allocate any Premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will remain in effect for the entire term of the Fixed Account Option that you select for that allocation.  To the extent that the base interest rate that we establish for any allocation is higher than the Fixed Account minimum interest rate, we will credit that allocation with the higher base interest rate.  Thus, the declared base interest rate could be greater than the guaranteed Fixed Account minimum interest rate specified in your Contract, but will never cause you to be credited with less than the currently applicable Fixed Account minimum interest rate.  Subject to the Fixed Account minimum interest rate, we may declare different base interest rates at different times, although any new base interest rate Jackson declares for a Fixed Account Option will apply only to Premiums or other amounts allocated to that Fixed Account Option after the new rate goes into effect.

The Fixed Account minimum interest rate will be a rate, credited daily, that will be reset every January pursuant to a formula that is prescribed under applicable state nonforfeiture laws and that is set forth in the Contracts.  Specifically, the Fixed Account minimum interest rate will be reset each January to equal the average of the daily five-year Constant Maturity Treasury Rates reported by the Federal Reserve for the preceding October (rounded to the nearest 1/20 of a percent), less 1.25%, provided further that the Fixed Account minimum interest rate will never be less than 1% or more than 3%.  As noted above, these limits are prescribed by state non-forfeiture laws and set forth in the Contracts.  This means that the Fixed Account minimum interest rate applicable to your Contract will in no case ever exceed a maximum of 3%. Your Contract’s initial Fixed Account minimum interest rate will be stated in your Contract, and will be the rate that is in effect on the Contract’s Issue Date pursuant to the foregoing formula.  Thereafter, on the Contract Monthly Anniversary for each January, the Fixed Account minimum interest rate will be reset in accordance with the above formula. (The Contract Monthly Anniversary for any January is the Contract Monthly Anniversary that falls within that month).   If you allocate a Premium payment or other Contract Value to a Fixed Account Option, the Fixed Account minimum interest rate in effect at the time of the allocation would initially apply to that allocation.  Subsequent resets of the Fixed Account minimum interest rate on each January Contract Monthly Anniversary could change the amount of interest you would thereafter earn on that allocation.  Thus, if the new Fixed Account minimum interest rate is higher than the rate previously being credited to your allocation to a Fixed Account Option, the interest rate being credited would increase to that new higher rate.  On the other hand, if the new Fixed Account minimum interest rate is lower than the rate being credited to your allocation, the interest rate being credited would decrease to that lower rate, but never below the base interest rate.  We will advise you of any new Fixed Account minimum interest rate in the fourth quarter report for the calendar year preceding the January Contract Monthly Anniversary on which the change occurs.

For the most current information about applicable interest rates on all Contracts, you may contact your registered representative or (at the address and phone number on the cover page of this prospectus) our Annuity Service Center.

Excess Interest Adjustment.  An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period.  The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period.  In order to determine whether there will be an Excess Interest Adjustment, we first consider the base interest rate of the Fixed Account Option from which you are taking an amount as a withdrawal, transfer, or annuitization.  As discussed above under ‘Rates of Interest we Credit,’ the ‘base interest rate’ is a rate which we declare at the time you allocate any amount to a Fixed Account Option and which we credit to that Fixed Account Option if and when such base interest rate is higher than the Fixed Account minimum interest rate.  The Excess Interest Adjustment is based on the relationship of the base interest rate on your Fixed Account Option to the ‘current new business interest rate,’ which is a rate that we use solely for purposes of calculating the amount of any Excess Interest Adjustment.  The ‘current new business interest rate’ is .50% per annum greater than the base interest rate we are then offering on a new Fixed Account Option with the same duration as your Fixed Account Option.  If we are not then offering that duration, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.

Generally, the Excess Interest Adjustment will (a) increase the amount withdrawn, transferred, or annuitized when the current new business rate is lower than the base interest rate being credited for the Fixed Account Option from which the amount is being taken and will (b) decrease the amount withdrawn, transferred, or annuitized when the current new business rate is higher than the base interest rate for the Fixed Account Option from which the amount is being taken. There will be no excess interest adjustment if these rates are the same. Any adjustment resulting from the Excess Interest Adjustment is applied to the amount that is being withdrawn,

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transferred, or annuitized from the Fixed Account Option.  However, an Excess Interest Adjustment will not otherwise affect the values under your Contract.

Moreover, even if the current new business interest rate is greater than the base interest rate for the Fixed Account Option from which the amount is being taken, there will be no Excess Interest Adjustment if the difference between the two is less than 0.50%.   This limitation avoids decreases in the amount withdrawn, transferred, or annuitized in situations where the general level of interest rates has declined but the current new business interest rate nevertheless exceeds the base interest rate for your Fixed Account Option because of the additional .50% that (as described above) is added when determining the current new business rate.

Also, there is no Excess Interest Adjustment on: amounts taken from the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals.  In no event will a total withdrawal, transfer or annuitization from the Fixed Account Options be less than the Fixed Account minimum value.  The Fixed Account minimum value at least equals the minimum value prescribed by the applicable non-forfeiture law in each state where the Contracts are sold.  The Fixed Amount minimum value for any Fixed Account Option is the amount that would result from (1) accumulating the following amounts at the Fixed Account minimum interest rate: (a) any Premium payments (net of any associated Premium taxes) or transfers that you allocate to that Fixed Account Option less (b) any withdrawals, transfers, or charges that are taken out of that Fixed Account Option; and (2) deducting any withdrawal charges, or charge for taxes due in connection with the withdrawal.  In the case of a partial withdrawal or transfer from a Fixed Account Option, you will have been credited with interest on the amount withdrawn or transferred at a rate at least equal to the Fixed Account minimum interest rate, even if subject to an Excess Interest Adjustment that otherwise would have reduced it below that rate.

The following example illustrates how the Fixed Account minimum value may affect an Excess Interest Adjustment on a partial withdrawal.  If you allocated your initial Premium of $10,000 to the Fixed Account and your declared rate of interest was 3%, after one year (assuming no other transactions or withdrawal charges) your Contract Value in the Fixed Account would be $10,300. If the Fixed Account minimum interest rate was 1%, your Fixed Account minimum value would be $10,100. In this case, an Excess Interest Adjustment could not reduce the withdrawal by more than $200 (the difference between your Contract Value in the Fixed Account and the Fixed Account minimum value).  For example, if you request an $8,000 withdrawal and it is subject to a $200 negative Excess Interest Adjustment, the withdrawal would be adjusted to $7,800. However, if it were subject to a negative $400 Excess Interest Adjustment, the $8,000 withdrawal still would only be adjusted to $7,800, so that it does not invade the Fixed Account minimum value. Immediately after either of these withdrawals, there will be no difference between your Contract Value in the Fixed Account and Fixed Account minimum value, and no negative Excess Interest Adjustments will apply on subsequent withdrawals until the Contract Value in the Fixed Account again grows to be larger than the Fixed Account minimum value.

End of Fixed Account Option Periods. Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment.  If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date.  If such new Fixed Account Option would extend beyond the Income Date, we will use the longest Fixed Account Option that does not extend beyond the Income Date; or (if less than 1 year remains until the Income Date) we will credit interest at the current interest rate under the one-year Fixed Account Option up to the Income Date.  If the specified period of the same duration that has ended is no longer available, we will use the next shorter period that is then available.

Additional Information Concerning the One-Year Fixed Account Option.  If you allocate Premiums to the one-year Fixed Account Option, we may require that the amount in the one-year Fixed Account Option be automatically transferred on a monthly basis in installments to your choice of Investment Division within 12 months of the date we received the Premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred.  The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate.  Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance.  These automatic transfers will not count against the 15 free transfers in a Contract year or any maximum on amounts transferable from the one-year Fixed Account Option that we may impose as described in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” later in this prospectus.

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions.  However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate (or, if applicable, the Fixed Account minimum interest rate), as the applicable rate will be applied to a declining balance in the one-year Fixed Account Option.

Please also refer to “Transfers and Frequent Transfer Restrictions” later in this prospectus for information about certain restrictions, limits and requirements that may apply (or may in the future apply) to transfers to or from the Fixed Account Options.  In particular, we describe certain additional restrictions that may apply with respect to transfers from the one-year Fixed Account Option, including the possibility that, you might not be able to transfer all of your Contract Value out of the one-year Fixed Account Option for at least

14

three years.  Accordingly, before allocating any Premium payments or other Contract Value to the one year Fixed Account Option, you should consider carefully the conditions we may impose upon your use of that option.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options.  From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.  DCA+ Fixed Account Option is only available for new Premiums.  We provide more information about Dollar Cost Averaging, including DCA+, under “Other Information” later in this prospectus.

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations.  However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct.  All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions.  We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 18 Investment Divisions and the Fixed Account at any one time.  Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective.  The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds.  Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds.  You should read the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

In addition to the Fund of Funds structure, certain of the Funds operate as feeder funds that invest in master funds.  These Funds are identified in the following descriptions by the designation (“Feeder Fund”) following the name of the Fund.  For more information about a Feeder Fund, you should read the prospectus for the JNL Series Trust.

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The names of the Funds that are available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust
JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”).  The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth-Income FundSM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other securities that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends.  The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® (“Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

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JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC

Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC

Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed income securities.

JNL/BlackRock Commodity Securities Strategy Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% - 75% of its assets in the “Natural Resources Strategy,” and 25% - 50% of its assets in the “Commodity Strategy.”  The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodity Strategy” will focus on investments in commodity securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world.  Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/Brookfield Global Infrastructure and MLP Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)

Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange.  MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural gas.

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JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed income securities of U.S. and non-U.S. issuers.  The Fund’s neutral position is a blend of 65% equities and 35% fixed income, but may allocate 55% to 75% of the Fund’s assets to equity securities and 25% to 45% of the Fund’s assets to fixed income securities.  The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.  The Fund may also invest in equity securities of developing country (emerging market) issuers.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.   T he range by which the Fund’s percentage allocation to all securities as compared to the U.S. u niverse may be modified after considering other factors the Sub-Adviser determines to be appropriate.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000® Index.  The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Eastspring Investments Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing under normal circumstances at least 80% of its assets in equity and equity-related securities of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.  Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.

JNL/Eastspring Investments China-India Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.  Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds : JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Growth Fund; and , JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”) .   The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets.  The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains .  U nder normal market conditions the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of

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governments, government-related issuers, or corporate issuers worldwide .   The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. T he Fund’s assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.  The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments of smaller international companies, located outside of the U.S., including those of emerging or developing markets.  The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index.   The Fund may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income .The Fund, under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in investments of small-capitalization companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase.   The Fund invests primarily in common stocks.  The Fund may invest up to 25% of its total assets in foreign securities.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective .The Fund invest s , under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed income securities and related investments.  The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in securities within the market capitalization range of the Russell Midcap® Value Index and Russell 2500 Value Index.  The Fund may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies.  The Fund may also invest in derivatives.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)

Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies , including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities.  The companies will be located in at least three different countries, including the U . S.

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JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S.  The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.  The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.  The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments.   The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets located around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies.  The Fund may invest up to 100% of its total assets in foreign securities.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing .The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies .T he Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.  The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.  Market capitalization is the total market value of a company’s shares.  The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U . S . Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.  The Fund may also invest in high-quality corporate debt securities.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;
➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital International Index Fund; and
➢	10% in the JNL/Mellon Capital Bond Index Fund.

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JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	20% in the JNL/Mellon Capital Small Cap Index Fund;
➢	20% in the JNL/Mellon Capital International Index Fund; and
➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries .The Fund invest s , under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations .U nder normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies .U nder normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities in order to provide long-term growth of capital.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the index .U nder normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed income investments.

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Dow Jones U.S. Contrarian Opportunities Index.  The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals-based and other qualitative criteria.

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JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)

Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid cap companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)

Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets.  However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management .The Fund invest s, under normal circumstances , at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.  Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management .The Fund invest s, under normal circumstances , at least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.   Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in such derivative or other synthetic instruments that have economic characteristics similar to the floating rate investments may be used for the purpose of satisfying the 80% minimum investment requirement.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments.  Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement. The Fund may also invest in securities of foreign issuers.  To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index ” ) under normal market conditions at the time of initial

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purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies .   Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing generally in common stocks of large-capitalization companies .  The S ub- A dviser seeks investments in companies with one or more of the following characteristics:  strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth .  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the S ub- A dviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed income securities, including cash and cash equivalents.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies.  Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion).  The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

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JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.  In selecting companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three companies with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor’s Investment Advisory Services LLC, companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor’s Investment Advisory Services LLC seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies.  The Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;
➢	MID Intrinsic Value Strategy; and
➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;
➢	25% in JNL/S&P Dividend Income & Growth Fund;
➢	25% in JNL/S&P Intrinsic Value Fund; and
➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 10% - 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% - 90% to Underlying Funds that invest primarily in fixed income securities and 0% - 30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 30% - 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% - 70% to Underlying Funds that invest primarily in fixed income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

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JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 50% - 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% - 50% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 70% - 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% - 30% to Underlying Funds that invest primarily in fixed income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)

Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates up to 80% - 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% - 20% to Underlying Funds that invest primarily in fixed income securities and 0% - 10% to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC

Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 40% - 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% - 60% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 60% - 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% - 40% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 70% - 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% - 30% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC
JNL/Mellon Capital DowSM 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.

JNL/Mellon Capital Global 15 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing in the common stocks of certain companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index and the Hang Seng Index.

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JNL/Mellon Capital Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of the 25 companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for TimelinessTM.  The 30 companies are selected each year by the S ub- A dviser based on certain positive financial attributes.  The #1 TimelinessTM top ranking given to only 100 stocks reflects Value Line’s view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.

JNL/Mellon Capital S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on a specific date each year.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor’s MidCap 400 Index and 30 companies in the Standard & Poor’s SmallCap 600 Index.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on a specific date each year by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two factors.

JNL/Mellon Capital 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on a specific date each year.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 30 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

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JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund’s investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers.  The Funds described are available only through variable annuity contracts issued by Jackson.  They are NOT offered or made available to the general public directly.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional Funds and Investment Divisions may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-644-4565 (Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund.  We will vote all the shares we own in proportion to those instructions from Owners.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account.  We will not do this without any required approval of the SEC.  We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Charges are deducted proportionally from your Contract Value.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract.  These charges may be a

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lesser amount where required by state law or as described below, but will not be increased.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge for each Contract is as follows:

●	Perspective II	1.15%
●	L Series	1.55%

The Mortality and Expense Risk Charge is a percentage of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  Our mortality risks under the Contracts arise from our obligations:

●	to make income payments for the life of the Annuitant during the income phase;

●	to waive the withdrawal charge in the event of the Owner’s death; and

●	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge.  Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $35 annual contract maintenance charge. We deduct the annual contract maintenance charge on each Contract Anniversary and if you make a total withdrawal.  This charge is for administrative expenses.  Generally the charge is taken from the Investment Divisions and the Fixed Account based on the proportion their respective value bears to the Contract Value.  We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Fixed Account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

This charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.  If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated.

Transfer Charge. You must pay $25 for each transfer in excess of 15 in a Contract Year.  For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable.  We waive the transfer charge in connection with Dollar Cost Averaging, Earnings Sweep, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Withdrawal Charge. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

●
Premiums that are no longer subject to a withdrawal charge (Premiums in your annuity for at least: (1) for Perspective II, seven years (five for the Five-Year Withdrawal Charge Period option) without being withdrawn; or (2) for L Series, four years without being withdrawn), plus

●	earnings (excess of your Contract Value allocated to the Investment Divisions and the Fixed Account over your Remaining Premiums allocated to those accounts)

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●
during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement under Perspective II) of Premium (subject to certain exclusions) that would otherwise incur a withdrawal charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), minus earnings (required minimum distributions will be counted as part of the free withdrawal amount).

We will deduct a withdrawal charge on:

●	withdrawals in excess of the free withdrawal amount (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or
●	withdrawals under a tax-qualified Contract that exceed its required minimum distribution (the entire withdrawal will be subject to the withdrawal charge), or
●
withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner’s death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distribution of a Roth IRA annuity (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or

●	amounts withdrawn in a total withdrawal, or
●	amounts applied to income payments on an Income Date that is within one year of the Issue Date.

The amount of the withdrawal charge deducted varies (depending upon how many years prior to the withdrawal you made the Premium payment(s) you are withdrawing) according to the following schedules (state variations may apply):

Perspective II Withdrawal Charges (as a percentage of Premium payments)

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	7.5%	6.5%	5.5%	5%	4%	2%	0

Withdrawal Charge if Five- Year Period Applies	8%	7%	6%	4%	2%	0	0	0

L Series Withdrawal Charges (as a percentage of Premium payments)

Completed Years Since Receipt Of Premium	0-1	1-2	2-3	3-4	4+
	8.0%	7.5%	6.5%	5.5%	0

For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium.  If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on Premiums remaining in the Contract and no free withdrawal amount applies.  If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract.  The withdrawal charge compensates us for costs associated with selling the Contracts.

Note:  Withdrawals under a non-qualified Contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

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We do not assess the withdrawal charge on any amounts paid out as:

●	income payments during your Contract’s income phase (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);
●	death benefits;
●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner’s death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

●
if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions and the Fixed Account (subject to certain exclusions if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Investment Divisions, and the Fixed Account (subject to certain exclusions) if you incur certain serious medical conditions specified in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense.  Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser.  We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.

Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  The charge on currently offered Contracts may be less.  Please check with your representative to learn about the current level of the charge and its availability in your state.  This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable.  If your spouse elects to continue the Contract under the Special Spousal Continuation Option, the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease.  We stop deducting this charge on the date you annuitize.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 47 .

Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.  The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

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We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase.  You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 5)” beginning on page 47 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom 6 Net”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  The percentage varies depending on whether you elect the Optional Income Upgrade Table which provides a higher GAWA percentage at an increased charge (see table below).  For more information about the GWB and the Optional Income Upgrade Table, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 50 .

Annual Charge	Maximum		Current
For endorsements purchased without Optional Income Upgrade Table	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(MO and WA Only) 3.00%	1.50%	(MO and WA Only) 1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also

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know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 59 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 50 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge.
The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 61 .

Annual Charge	Maximum		Current
	3.00%	(MO and WA Only) 3.00%	1.60%	(MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 71 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 61 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special

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Considerations” beginning on page  45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (with and without the Optional Income Upgrade Table) (“LifeGuard Freedom Flex GMWB”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  The percentage varies depending on whether you elect the Optional Income Upgrade Table which provides a higher GAWA percentage at an increased charge (see tables below).  For more information about the GWB and the Optional Income Upgrade Table, please see “LifeGuard Freedom Flex GMWB” beginning on page 74 .

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “LifeGuard Freedom Flex GMWB” beginning on page 81 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB”

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beginning on page 74 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Flex GMWB only.  If you purchase the LifeGuard Freedom Flex DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page  36 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge.The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB.  For more information about the GWB, please see “LifeGuard Freedom Flex With Joint Option” beginning on page 84 .

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Missouri and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Missouri and Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 92 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up.  Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 84 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Charge Base (see table below).

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Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

GMWB Charge Base.  At election, the GMWB Charge Base is equal to the Guaranteed Withdrawal Balance (“GWB”).  After each subsequent purchase payment, the GMWB Charge Base is increased by the amount of the purchase payment net of any applicable Premium taxes, subject to a maximum of $5,000,000.  The GMWB Charge Base is not reduced for withdrawals unless a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable. In this case, the GMWB Charge Base is reduced for the Excess Withdrawal amount in the same proportion as the Contract Value is reduced by the Excess Withdrawal. The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

For more information about the GAWA and Stretch RMD, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) beginning on page 94 .

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GMWB Charge Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or elections after issue (subject to availability) subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier of the date the endorsement terminates, or the date your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)” beginning on page 94 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract’s basic death benefit.  However, for an additional charge, you may select one of the Contract’s available optional death benefits in place of the basic death benefit.  Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

If you select the 5% Roll-up Death Benefit, you will pay 0.20% of the GMDB Benefit Base for this benefit each Contract Quarter (0.80% annually), subject to a maximum quarterly charge of 0.30% (1.20% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 104 .   PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the Highest Quarterly Anniversary Value Death Benefit, you will pay 0.075% of the GMDB Benefit Base for this benefit each Contract Quarter (0.30% annually), subject to a maximum quarterly charge of 0.15% (0.60% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit. The charge is

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deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 105 .

If you select the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.225% of the GMDB Benefit Base for this benefit each Contract Quarter (0.90% annually), subject to a maximum quarterly charge of 0.35% (1.40% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 105 .   PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom Flex DB optional death benefit, which is only available at issue and in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), you will pay two separate charges for the combined benefit.  For LifeGuard Freedom Flex DB, you will pay 0.175% of the GMWB Death Benefit each Contract Quarter (0.70% annually).  For Contracts purchased in Missouri and Washington State, the current and maximum charge for LifeGuard Freedom Flex DB is 0.06% of the GMWB Death Benefit each Contract Month (0.72% annually) .   The charge for LifeGuard Freedom Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Flex GMWB . The charge for the LifeGuard Freedom Flex GMWB without the Optional Income Upgrade , which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter, is currently 1.10% annually.  For Contracts purchased in Missouri and Washington State, the charge for LifeGuard Freedom Flex GMWB without the Optional Income Upgrade is currently 0.0925% of the GWB each Contract Month (1.11% annually).  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 107.  For more information about the charges for LifeGuard Freedom Flex GMWB (with and without the Optional Income Upgrade), please see page 33, and for benefit information, including the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 74.  PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

Five-Year Withdrawal Charge Period (Perspective II only). If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

20% Additional Free Withdrawal Charge (Perspective II only). If you select the optional feature that permits you to withdraw up to 20% of Premiums (subject to certain exclusions) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

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●
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges.  There are deductions from and expenses paid out of the assets of the Funds.  These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.  For more information, please see the “Fund Operating Expenses” table beginning on page 8 .

Premium Taxes.  Some states and other governmental entities charge Premium taxes or other similar taxes.  We pay these taxes and may make a deduction from your Contract Values for them.  Premium taxes generally range from 0% to 3.5% (the amount of state Premium tax, if any, will vary from state to state).

Income Taxes.  We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division.  No federal income taxes are applicable under present law and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“JNLD” or “Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.  JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).  For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or internet (www.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson.  The financial institution, brokerage firm or insurance agency is responsible for delivery of various related disclosure documents and the accuracy of their oral description and recommendation of the purchase of the Contracts.

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any Premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its own resources and/or Jackson may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD and/or Jackson are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales and generally range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences (for example, national, regional and top producer meetings), sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to FINRA rules of conduct, we may also provide cash

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and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.  Individual registered representatives may receive differing levels of sales and service support.   Some support services may benefit the prospective or current contract owner.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products:

Cetera Advisor Networks LLC
Cetera Investment Services LLC
Commonwealth Financial Network
CUSO Financial Services
ING Financial Partners Inc
INVEST Financial Corporation
LPL Financial Corporation
Merrill Lynch
Metlife Securities
MML Investors Services Inc
Morgan Stanley Smith Barney
National Planning Corporation
Raymond James
Securities America
Signator Investors, Inc
SII Investments
Transamerica Financial Advisors, Inc
UBS Financial Services Inc
Wells Fargo Advisors
Woodmen Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract’s mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,
●	SII Investments, Inc.,
●	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
●	Investment Centers of America, Inc., and
●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

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PURCHASES

Minimum Initial Premium:

●	Non-qualified plan Contracts - $ 10 ,000 for Perspective II - $10,000 for L Series
●	Qualified plan Contracts - $ 5 ,000 for Perspective II - $10,000 for L Series

Minimum Additional Premiums:

●	$500 for qualified or non-qualified plan Contracts

●	$50 for an automatic payment plan

●	You can pay additional Premiums at any time during the accumulation phase unless a specific optional benefit or feature provides limitations.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse any Premium payment.  There is a $100 minimum balance requirement for each Investment Division and Fixed Account.  We reserve the right to restrict availability or impose restrictions on the Fixed Account.

Maximum Premiums:

●	The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the enhanced death benefits or any GMWB.  Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Allocations of Premium.  You may allocate your Premiums to one or more of the Investment Divisions and Fixed Account.  Each allocation must be a whole percentage between 0% and 100%.  The minimum amount you may allocate to the Investment Division or a Fixed Account is $100.  We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.

Although more than 18 Investment Divisions and the Fixed Account are available under your Contract, you may not allocate your Contract Values among more than 18 at any one time.

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract.  If we do not receive all of the information that we require, we will contact you to get the necessary information.  If for some reason we are unable to complete this process within five Business Days, we will return your money. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program.If you select our Capital Protection Program at issue, we will allocate enough of your Premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original Premium paid.  You may allocate the rest of your Premium to any Investment Division(s).  If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original Premium.  This program is available only if Fixed Account Options are available.  There is no charge for the Capital Protection Program.  You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a Premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that Guarantee Period because $9,152 would increase at that interest

39

rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a Premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year.  Jackson will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years.  The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

Thus, as these examples demonstrate, the shorter Guarantee Periods require allocation of substantially all your Premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the Guarantee Period.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select.  In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.”  During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions under the Contracts by:

●	determining the total amount of assets held in the particular Investment Division;
●	subtracting any asset-based charges and taxes chargeable under the Contract; and
●	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day.  Each base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect under that base Contract, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a Premium payment, we credit your Contract with Accumulation Units.  The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date.  There may be periods when we do not offer any Fixed Account.  We can prohibit or impose limitations or other requirements on transfers to or from the Fixed Account as permitted by applicable law.

You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Transfers from the Fixed Account generally will be subject to any applicable Excess Interest Adjustment.

Potential Limits and Conditions on Fixed Account Transfers.
We specifically reserve the right to impose the limitations and conditions set forth in 1-4 below with respect to the one-year Fixed Account Option.  Although we are not imposing these restrictions as of the date of this prospectus, if we do decide to impose them, they could provide as follows with respect to both new and already outstanding Contracts:

1.  During any Contract Year, the aggregate dollar amount of all transfers from the one-year Fixed Account Option (including transfers at the end of the one-year period) could not exceed whichever of the following three maximums apply to you for that year:

●
Maximum transfers during the first Contract Year in which you have Contract Value in the one-year Fixed Account Option subject to these restrictions: 1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary;

●	Maximum transfers during any subsequent Contract Year, if you had Contract Value subject to these restrictions during the preceding Contract year:

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i.	1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did not make a 1/3 transfer in the preceding year as mentioned above or
ii.	1/2 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did make such a 1/3 transfer in the preceding year; or
●
Maximum transfers during any Contract Year, if you had Contract Value subject to these restrictions during both of the preceding two Contract Years and, in those years, you made the 1/3 maximum transfer in the first year and 1/2 maximum transfer in the second year as mentioned above: all of your remaining Contract Value in the one-year Fixed Account Option.

2.  We could require that any transfer from the one-year Fixed Account Option in a Contract Year occur at least twelve months after the most recent such transfer in the previous Contract Year.

3.  We could restrict or prohibit your transfers into or allocations of any additional Premiums to the one-year Fixed Account Option in any Contract Year in which you make a transfer from the one-year Fixed Account Option.

4.  We could restrict or prohibit your transfers from the one-year Fixed Account Option in any Contract Year in which you make a transfer into or allocate any additional Premiums to the one-year Fixed Account Option.

We may impose restrictions 1-4 separately or in combination but we expect that they would be imposed as a group, so that you would be subject to all of these restrictions if you are subject to any of them.

Certain systematic investment programs could be excluded from the restrictions listed in 1-4 above, such that transfers under those programs would not count against the maximum amounts that may be transferred out of the one-year Fixed Account Option and the Contract Value under such programs would be excluded from the computation of such maximum amounts.

We also could permit or require that a systematic transfer program be used to make transfers from any Fixed Account Options. For example, you could be permitted to have the three transfers that are referred to in restriction 1 above automated through a systematic transfer out (“STO”) on each of your next three Contract Anniversaries.  The amount automatically transferred on each of such three Contract Anniversaries would be the maximum amount that would be permitted to be transferred on that date under restriction 1, such that following the automatic STO transfer on the third such Contract Anniversary you would no longer have any Contract Value in the one-year Fixed Account Option.   If we establish such an STO for you, however, we would (pursuant to restrictions 3 and 4 above) prohibit you from making any other transfer from, or any Premium payments or transfers into, the one-year Fixed Account Option during any Contract Year in which an automatic STO transfer is made for you.  Also (pursuant to restriction 2 above) you could elect such an STO only if (i) at least twelve calendar months have passed since your last STO program (if any) had ended and (ii) during the Contract Year in which you make the election, you have not made any transfers from, or any Premium payments or transfers into the one-year Fixed Account Option (unless you made the transfer or Premium payment before the time we had instituted restrictions 1-4). Transfers pursuant to any STO would not count toward your 15 free transfer limit.

If we require you to commence an STO at a time when, due to any of the foregoing restrictions, you would not be eligible to elect such a program, the three annual STO transfers will be delayed.  In that case, the first such STO transfer would occur on the first Contract Anniversary after you are eligible to elect an STO.

If we impose the restrictions described in 1-4 above, we would provide you prompt written notice of that fact, as well as any requirement or option to commence an STO.  In that case, the restrictions would be effective immediately and we would not expect to provide you with an opportunity to make transfers from the one-year Fixed Account Option, other than in compliance with and subject to the limitations in such restrictions.  Accordingly, you should consider whether you are willing to be subject to those limitations before you allocate any Premiums or transfers to the one-year Fixed Account Option.

We also may restrict your participation in any systematic investment program if you allocate any amounts to a Fixed Account Option.

Restrictions on Transfers: Market Timing.  The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund.  Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

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●	limiting the number of transfers over a period of time;
●	requiring a minimum time period between each transfer;
●	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or
●	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above.  Our Annuity Service Center representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s Accumulation Unit value for an Investment Division.

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Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next Business Day.  We will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner’s death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

●	by making either a partial or complete withdrawal,
●	by electing the Systematic Withdrawal Program,
●	by electing a Guaranteed Minimum Withdrawal Benefit, or
●	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge.  For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest Remaining Premium.  When you make a complete withdrawal you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment.  For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page  28 . We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing.  We will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse the money.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal.  If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions and Fixed Account Options based on the proportion their respective values bear to the Contract Value.

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With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage.  After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contact information is on the cover page of this prospectus.  We neither endorse any investment advisers, nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “TAXES” beginning on page  110 .

Waiver of Withdrawal Charges for Certain Emergencies. We will waive the withdrawal charge (withdrawals from the Investment Divisions and the Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

●
Terminal Illness Benefit, under which we will waive any withdrawal charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, and Fixed Account (subject to certain exclusions) that you withdraw after providing us with a physician’s statement that you have been diagnosed with an illness after the Contract’s issue date that will result in your death within 12 months;

●
Specified Conditions Benefit, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions and Fixed Account (subject to certain exclusions) with no withdrawal charge after having provided us with a physician’s statement that you have been diagnosed with one of the following conditions after the Contract’s issue date:

	○	Heart attack
	○	Stroke
	○	Coronary artery surgery
	○	Life-threatening cancer
	○	Renal failure or
	○	Alzheimer’s disease; and
●
Extended Care Benefit, under which we will waive any withdrawal charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions and Fixed Account (subject to certain exclusions) that you withdraw after providing us with a physician’s statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

You may exercise these benefits once under your Contract.

Optional Five-Year Withdrawal Charge Period (For Perspective II only). If you are 85 years of age or younger, you may elect an endorsement to your Contract that substitutes for the Contract’s usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter.  The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions.

The charge for the Five-Year Withdrawal Charge Period option continues for as long as one holds the Contract.  The potential benefit of this option normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefit persist for a longer

44

time than for a Contract where only the initial payment is made).  In the case of some surrenders in the third Contract year, the Five-Year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

20% Additional Free Withdrawal (For Perspective II only).  If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of Premiums that are subject to a withdrawal charge (subject to certain exclusions), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  This endorsement will replace the 10% Additional Free Withdrawal endorsement.  The 20% Additional Free Withdrawal endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals.  The 20% Additional Free Withdrawal endorsement provides extra liquidity in any market environment but, when it is elected in combination with any GMWB, taking full advantage of the endorsement may have an adverse effect on the GMWB if the withdrawal exceeds the GAWA, as a withdrawal in excess of the GAWA may always reduce the GAWA and potentially limit the benefits available.  In fact,any time you use the 20% Additional Free Withdrawal endorsement when the amount of the withdrawal exceeds the GAWA and the Contract Value is less than the GWB, it is disadvantageous.

Guaranteed Minimum Withdrawal Benefit Considerations.  Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual’s particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, and the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “LifeGuard Freedom Flex GMWB With Joint Option” subsection beginning on page  84  and the “Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount ” subsection beginning on page 61 .)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Additionally, the timing and amounts of withdrawals under a GMWB have a significant impact on the amount and duration of benefits.  The cumulative cost of a GMWB also is greater the longer the duration of ownership.  The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as a For Life Guarantee (59 1/2) and a GWB a djustment (70)) are locked-in.  Conversely, forecasts at younger ages may prove less reliable.  You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that a GMWB might provide.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations.  Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The

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Income Date is either a date that you choose or the Latest Income Date.  The Latest Income Date is the Contract Anniversary on or next following the Owner’s 95th birthday under a non-qualified Contract, or such earlier date as required by the applicable qualified plan, law or regulation.    For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page  100 .

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.

Please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit’s Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see “Election” and “Withdrawals” under each GMWB for more information about the GWB and GAWA.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

Required Minimum Distributions under Certain Tax Qualified Plans (“RMDs”). The following RMD NOTES contain important information about withdrawals of RMDs from a Contract with a GMWB.  However, for the MarketGuard Stretch GMWB, please refer to the Stretch RMD Notes on page  98 .  For certain tax-qualified Contracts, GMWBs allow withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) to meet a Contract’s RMD without compromising the guarantees. The RMD NOTES describe conditions, limitations and special situations related to withdrawals involving a RMD.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of your GMWB.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with a GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner’s withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

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If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts  in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, specifically examples 4, 5, and 7 under any particular GMWB.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that a particular GMWB ultimately suits your needs relative to your RMD.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix C under section “I.  AutoGuard 5” that may assist you in understanding how calculations are made in certain circumstances.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value.  This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract).    We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded.  We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, will be used as the basis for determining the GWB.    The 5% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value.  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Withdrawal charges, asset allocation fees, Excess Interest Adjustments and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

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Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes.  Also, the GAWA will increase by either (a) 5% of the subsequent Premium payment less any applicable taxes, or (b) 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  See Example 3b in Appendix C under section “I.  AutoGuard 5” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C under section “I.  AutoGuard 5”  illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees.  Examples 4, 5, and 7 in Appendix C under section “I.  AutoGuard 5” supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page  45 , for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal.  At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C under section “I.  AutoGuard 5”).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, asset allocation fees, Excess Interest Adjustments and other charges and adjustments.

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Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, partial 1035 exchanges and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 110 .

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”).  After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary.  If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary.  If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary.  Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when the Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the original Contract’s Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value.    Upon your death as Owner, or the death of a joint Owner, all payments cease.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If

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you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.  In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available.  This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 100 .

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45  for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options, subject to the conditions described below.  This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB’s features are supplemented by a basic example below and the examples in Appendix C under section “II.  LifeGuard Freedom 6 Net”.  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.  Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

●	This guarantee lasts for the duration of the Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

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In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any.  Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments.  The withdrawals that exceed the limit are referred to as “Excess Withdrawals”, as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Owners 35 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.   We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant.  However, we do not allow these Ownership changes if they are a taxable event under the Code.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value.
Anniversary –
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.   (See Example 1 in Appendix C under section “II.  LifeGuard Freedom 6 Net”.)

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

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You may elect an Optional Income Upgrade Table for an additional charge (see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Charge” beginning on page 31 ).  The Optional Income Upgrade Table provides higher GAWA percentages for each age group as reflected in the tables below.

The GAWA percentages for each age group, depending on whether you elected the Optional Income Upgrade Table, are as follows:

Ages	Base GAWA% Table	Optional Income Upgrade Table
35 – 64	3.75%	4.00%
65 – 74	4.75%	5.00%
75 – 80	5.25%	5.50%
81+	5.75%	6.00%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 114 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB  will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 27 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 5. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (Example 1 2 in Appendix C under section “II.   LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB’s guaranteed values).  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.  For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 45 , for more information.)

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When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the	●	The GWB before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, plus the Earnings- Sensitive	●	Zero.
Adjustments during that Contract Year, if any–	The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 12c in Appendix C under section “II.   LifeGuard Freedom 6 Net”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GAWA is recalculated as follows:

	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current withdrawal, or

●
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works:  As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective.  An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal.  A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined.  The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors.  Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time.  At any time, the MEWAR is the greater of:

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1.	Zero; or
2.	The amount equal to:
a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,
b.	the greater of the GAWA or the RMD; less
c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or
2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows:  If this GMWB is elected on the Contract’s Issue Date, the GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes.  If this GMWB is elected on any Contract Anniversary (subject to availability), the GMWB Earnings Determination Baseline is equal to Contract Value.

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or
2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:
a. the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or
b. zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3. The greater of:
a.	zero; or
b.	the GWB less the MEWAR.

Example:  For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any.  At the time of your withdrawal request, also assume that:

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● You are age 65	● You have a non-qualified Contract (so there is no applicable RMD)
● Your initial Premium payment was $100,000	● You have not made any additional Premium payments or any
● The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
● Your GWB is $100,000	● Your GAWA percentage is 5%
● Your GAWA is $5,000	● Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of  $100,000.  Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000).  As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).  The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).  The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800).  Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero.  Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0).  Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal.  In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 1 2 in Appendix C under section “II.  LifeGuard Freedom 6 Net”.

More on Withdrawals:  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT” beginning on page 12 .  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 110 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

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The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or
●	The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes -- subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “II.  LifeGuard Freedom 6 Net”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes -- subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “II.  LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C under section “II.  LifeGuard Freedom 6 Net”  for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C under section “II.  LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 6 and 7 in Appendix C under section “II.  LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  If this GMWB is elected on the Contract’s Issue Date, the BDB equals initial Premium net of any applicable Premium taxes.   If this GMWB is elected on any Contract Anniversary (subject to availability), the BDB equals Contract Value.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (5.00% with the Optional Income Upgrade).  Also assume that, when the Owner is age 76, a step-up occurs and

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the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 5.25% (5.50% with the Optional Income Upgrade).

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.

For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:

	●	The GAWA percentage multiplied by the new GWB, Or

	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the applicable maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500.  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

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Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.

The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner’s death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-ups will continue as permitted in accordance with the step-up rules above.
	○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date.  The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 109 .

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Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

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Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C under section “II.  LifeGuard Freedom 6 Net”, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.

The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

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●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 6 and 7 in Appendix C under section “II.  LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner’s spouse regardless of the performance of the underlying investment options, subject to the conditions described below.  This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner’s spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB’s features are supplemented by a basic example below and the examples in Appendix C under section “II.   LifeGuard Freedom 6 Net”.  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.  Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

 The Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last.  We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce.  In such cases, new Covered Lives may not be named.

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For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.  The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

●
This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any.  Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as “Excess Withdrawals”, as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-

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qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

Availability of this GMWB may be subject to further limitation.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.   (See Example 1 in Appendix C under section “II.  LifeGuard Freedom 6 Net”.)

PLEASE NOTE:  Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

The GAWA percentage for each age group are as follows:

Ages	GAWA Percentage
35 – 64	3.50%
65 – 74	4.50%
75 – 80	5.00%
81+	5.50%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 114 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For

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the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 27 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 5 . The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (Example 12 in Appendix C under section “II.   LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB’s guaranteed values).  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.  For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 45 , for more information.)

When a withdrawal, plus all
prior withdrawals in the
current Contract Year, is less
than or equal to the greater of
the GAWA or RMD, plus the
Earnings-Sensitive
Adjustments during that
Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 12c in Appendix C under section “II.   LifeGuard Freedom 6 Net”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

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When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:

	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current withdrawal, or

●
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works:  As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective.  An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal.  A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined.  The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors.  Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time.  At any time, the MEWAR is the greater of:

1.	Zero; or
2.	The amount equal to:
a. the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,
b. the greater of the GAWA or the RMD; less
c. all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or
2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows:  If this GMWB is elected on the Contract’s Issue Date, the GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes.  If this GMWB is elected on any Contract Anniversary (subject to availability), the GMWB Earnings Determination Baseline is equal to Contract Value.

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or
2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

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a. the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or
b. zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3.	The greater of:
a.	zero; or
b.	the GWB less the MEWAR.

Example:  For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any.  At the time of your withdrawal request, also assume that:

●	You and your spouse are age 65	●	You have a non-qualified Contract (so there is no applicable RMD)
● ●	Your initial Premium payment was $100,000 The For Life Guarantee is in effect	●	You have not made any additional Premium payments or any withdrawals in the prior Contract Years or the current Contract Year
●	Your GWB is $100,000	●	Your GAWA percentage is 5%
●	Your GAWA is $5,000	●	Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of  $100,000.  Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000).  As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).  The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).  The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800).  Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero.  Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0).  Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

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Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.  In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 12 in Appendix C under section “II.   LifeGuard Freedom 6 Net”.

More on Withdrawals:  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT” beginning on page 12 .  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 110 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

●	The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes -- subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “II.   LifeGuard Freedom 6 Net”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes -- subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “II.   LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C under section “II.   LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

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Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C under section “II.   LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”).  (See Examples 6 and 7 in Appendix C under section “II.   LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  If this GMWB is elected on the Contract’s Issue Date, the BDB equals initial Premium net of any applicable Premium taxes.  If this GMWB is elected on any Contract Anniversary (subject to availability), the BDB equals Contract Value.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50%.  Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 3.00%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000.  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.  Please see the information beginning on page  61 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

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After each payment when the ContractValue is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB A djustment D ate will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

○
Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life.  No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.
○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the continuation date.  The GAWA percentage will not change on future step-ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

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●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 109 .

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this

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income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C under section “II.   LifeGuard Freedom 6 Net”, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.

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●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 6 and 7 in Appendix C under section “II.   LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).

PLEASE NOTE:  THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE.

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for the duration of the life of the Owner (or, in the case of joint Owners, until the death of any joint Owner) and, if for two Covered Lives,* until the death of the Owner and the Owner’s spouse.  The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs, but we guarantee the minimum annual withdrawal amount regardless of the performance of the underlying investment options.

* LifeGuard Freedom Flex GMWB with Joint Option provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”).  In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex GMWB with Joint Option Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, a selection among combinations of the following optional features (Options):

●	a range of bonus percentage amounts,
●	annual Contract Value step-ups, and
●	an optional death benefit.

Following is a summary of the available combinations of Options:

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LifeGuard Freedom Flex GMWB -
Available Option Combinations

Step-Up
	Annual	Freedom Flex
Bonus	Contract Value	Death Benefit (DB)

5%	Annual
6%	Annual	*Yes
7%	Annual

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations

Step-Up
Annual
Bonus	Contract Value

5%	Annual
6%	Annual
7%	Annual

* Not currently offered as of April 28, 2014.   This Guaranteed Death Benefit is only available in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of options within the LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex GMWB 6% Bonus and Annual Step-Ups”).

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs.  Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her representative, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, including all of the available combinations of Options that each provides, as discussed below.  In addition, as disclosed in the Fee s and Expenses Table s , the charges of each GMWB will vary depending on the mix of Options. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB (for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page  107 ) is offered to Owners between the ages of 35 and 80.  As explained below with regard to both the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits.  The cumulative costs of these GMWBs also are greater the longer the duration of ownership.  The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59 1/2) and the GWB a djustment (70)) are locked-in.  Conversely, forecasts at younger ages may prove less reliable.  You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.

The following description of this GMWB is supplemented by the examples in Appendix C under section “III. LifeGuard Freedom Flex”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups and example 11   for the guaranteed withdrawal balance adjustment.

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This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

●	The guarantee lasts for the duration of the Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Owners 35 to 80 years old, or 35 to 70 years old if you select the Option combination that includes the LifeGuard Freedom Flex DB, (proof of age is required).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary.  Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Flex DB is not available after issue and can only be added on the Issue Date.  Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of the GMWB may be subject to further limitation.

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We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant.  However, we do not allow these Ownership changes if they are a taxable event under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB.  Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.  Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, as subject to availability –	The GWB equals Contract Value.

The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million (including upon step-up, the application of a GWB a djustment or the application of any bonus), and the GWB is reduced by each withdrawal.   (See Example 1 in Appendix C under section “III. LifeGuard Freedom  Flex”.)

PLEASE NOTE:  Upon the Owner’s or any joint Owner’s death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and Spousal Continuation is not available.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

You may elect an Optional Income Upgrade Table for an additional charge (see “For Life GMWB With Bonus and Step-Up Charge” beginning on page 33 ).  The Optional Income Upgrade Table provides higher GAWA percentages for each age group as reflected in the tables below.

The GAWA percentages for each age group, depending on whether you elected the Optional Income Upgrade Table, are as follows:

Ages	Base GAWA% Table	Optional Income Upgrade Table
35 – 64	3.75%	4.00%
65 – 74	4.75%	5.00%
75 – 80	5.25%	5.50%
81+	5.75%	6.00%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at

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our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 114 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 27 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 5. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees.  Examples 4, 5 and 7 in Appendix C under section “III. LifeGuard Freedom Flex” supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 45 , for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C under section “III. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

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When a withdrawal, plus all prior withdrawals in thecurrent Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT” beginning on page  12 .  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 110 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB a djustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or

●	The 12th Contract Anniversary following the effective date of this endorsement.

The GWB a djustment is determined as follows:

●	On the effective date of this endorsement, the GWB a djustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB a djustment is recalculated to equal the GWB a djustment prior to the Premium payment plus 200% of the Premium payment, net of any applicable

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Premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C under section “III. LifeGuard Freedom Flex”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB a djustment is recalculated to equal the GWB a djustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes,  subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “III. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB a djustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB a djustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB a djustment provision terminates without value.  (Please see example 11 in Appendix C under section “III. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C under section “III. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value. The GWB will be reset to the Contract Value on that Contract Anniversary  (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  The initial BDB equals (a) the initial Premium net of any applicable Premium taxes if this GMWB is elected at issue or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on the Contract Anniversary Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s (or the oldest joint Owner’s) attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner, who has elected the 5% Bonus Option, was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (5.00% with the Optional Income Upgrade).  Also assume that, when the Owner is age 76, a step-up occurs and the applicable Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 5.25% (5.50% with the Optional Income Upgrade).

Upon step-up, if the Contract Value, as determined based on the Contract Anniversary Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on the Contract Anniversary Value, is greater than the BDB, the BDB is set equal to that greater Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes.   In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –	The GWB equals the Contract Value, as determined based on the Contract Anniversary Value (subject to a $5 million maximum).
If the Contract Value, as determined based on the Contract Anniversary Value, is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonus that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500.  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you, which Contract Value is used to calculate the step-up, and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or any Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 107 , for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of the 6% Bonus, and the Annual Anniversary Contract Value Step-up.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA

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until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die when your Contract Value is zero, all rights under your Contract cease, no subsequent Premium payments will be accepted, all optional endorsements terminate without value and no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation.  In the event of the Owner’s death (or any Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner’s death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB a djustment provision is void.
	○	Step-ups will continue as permitted in accordance with the step-up rules above.
	○	Contract Anniversaries will continue to be based on the Contract’s Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date (as if that person survived to that date).  The GAWA percentage will not change on future step-ups, even if the Contract Value, as determined based on the Contract Anniversary Value, exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 109 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);

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In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner’s death (or any Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or any Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

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Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C under section “III. LifeGuard Freedom Flex”, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6, or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB a djustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or

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●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up  Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB is added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 6 and 7 in Appendix C under section “III. LifeGuard Freedom Flex” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

LifeGuard Freedom Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix C under section “III. LifeGuard Freedom Flex”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”   In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added.  Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants.  In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant’s life who dies last.  We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.  The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

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For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

●	This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB  and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary. This GMWB cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.  To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).   Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.  Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

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Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million (including upon step-up, the application of a GWB a djustment or the application of any Bonus), and the GWB is reduced by each withdrawal.   (See Example 1 in Appendix C under section “III. LifeGuard Freedom Flex”.)

PLEASE NOTE:  Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

The GAWA percentage for each age group is as follows:

Ages	GAWA Percentage
35 – 64	3.50%
65 – 74	4.50%
75 – 80	5.00%
81+	5.50%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements.  We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 114 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum   annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 27 . Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 5. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table.  If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively

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change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees.  Examples 4, 5 and 7 in Appendix C under section “III. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 45 , for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if  the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C under section “III. LifeGuard Freedom Flex”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

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Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT” beginning on page 12 .  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 110 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB a djustment.  Tax-qualified plan Contract owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

●	The 12th Contract Anniversary following the effective date of this endorsement.

The GWB a djustment is determined as follows:

●	On the effective date of this endorsement, the GWB a djustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB a djustment is recalculated to equal the GWB a djustment prior to the Premium payment plus 200% of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “III. LifeGuard Freedom Flex”.)

●
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB a djustment is recalculated to equal the GWB a djustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C under section “III. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB a djustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”).  Once the GWB is re-set, this GWB a djustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB a djustment provision terminates without value.  (Please see example 11 in Appendix C under section “III. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

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Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C under section “III. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value.  The GWB will be reset to the Contract Value on that Contract Anniversary  (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options (a “step-up”). (See Examples 6 and 7 in Appendix C.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB).  The initial BDB equals (a) the initial Premium net of any applicable Premium taxes if this GMWB is elected at issue, or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on the Contract Anniversary Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50%.  Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value, as determined based on the Contract Anniversary Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value, as determined based on the Contract Anniversary Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on the Contract Anniversary Value, is greater than the BDB, the BDB is set equal to that greater Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

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With a step-up –	The GWB equals the Contract Value, as determined based on the Contract Anniversary Value, subject to a $5 million maximum.
If the Contract Value, as determined based on the Contract Anniversary Value is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a step-up.  Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000.  If, at the time of step-up, the Contract Value is $6 million, a step-up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.  Please see the information beginning on page  84 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

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After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent Premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB a djustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB a djustment provision rules above.  The GWB Adjustment D ate will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB a djustment is null and void.

○
Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life.  No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

	○	Contract Anniversaries will continue to be based on the original Contract’s Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the Continuation Date (as if that person survived to that date).

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

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●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 109 .

Termination.  This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

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The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page  45 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C under section “III. LifeGuard Freedom Flex”, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

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●	The GWB is recalculated, increasing by 5, 6, or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB a djustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.  Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 201 4 .  At that time, the bonus period is scheduled to expire on December 1, 202 4 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 201 7 ), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 202 7 .  Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 202 9 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 202 9 , and would be scheduled to expire on December 1, 203 9 .  (Please also see Examples 6 and 7 in Appendix C under section “III. LifeGuard Freedom Flex” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C under section “IV.  MarketGuard Stretch”, particularly example 2 for the varying benefit.

This GMWB is available under Contracts which are purchased by the Owner with proceeds that are payable to the Owner as beneficiary of tax qualified or non-qualified death benefits as a result of the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB. The proceeds must be subject to the minimum distribution requirements of the Internal Revenue Code (the “Code”) applicable to beneficiaries.  The distributions that will be made under this GMWB are commonly referred to as “stretch” distributions since they allow beneficiaries to receive payments over a period of time not exceeding their life expectancies.

Availability of this GMWB is subject to the following additional requirements:

●
For Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements.

●
This GMWB is not available if a trust was the designated beneficiary of the death benefit proceeds and as a result the Owner must apply the life expectancy payout method using an age different from his or her own.

●
The Owner must meet the applicable minimum distribution requirements by electing the life expectancy payout method as defined under the Code applicable to beneficiaries.  This GMWB is not available if the Owner uses other payout methods, including payout methods available only for surviving spouses under special Code rules.

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●
The Owner must commence the minimum distributions not later than 1 year after the deceased owner’s death (for non-qualified Contracts) or not later than the end of the calendar year following the calendar year in which the deceased owner died (for tax-qualified Contracts).

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earliest of:

●	The Owner’s death;

●
Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value (The GWB is the guaranteed amount available for future periodic withdrawals); or

●	The Contract Anniversary occurring in the GMWB Maturity Year (please see the “GMWB Maturity Year” section on page 98 ).

PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract and your tax advisor to be sure that this GMWB ultimately suits your needs.

This GMWB is available to individual Owners up to 80 years old on the latest required date of the first minimum distribution under the Internal Revenue Code applicable to the Contract (proof of age is required); may be added to a Contract on or after the Issue Date; and once added cannot be canceled.   If you want to elect this GMWB after the Contract Issue Date (subject to availability), we must receive a request in Good Order.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

This GMWB is available to natural Owners on qualified and non-qualified Contracts. It is also available to non-natural Owners on qualified Contracts. Joint annuitants are not permitted if there is a non-natural Owner.

We allow ownership changes of a Contract with this GMWB only when the Owner is a trust and the ownership change is to the Annuitant.  For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed.  Changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and the required minimum distribution under the Contract (Stretch RMD).  Please see “Election” and “Withdrawals” below for more information about the GAWA.  For purposes of this GMWB, the Stretch RMD is the amount defined by the Internal Revenue Code as the minimum distribution requirement under the life expectancy payout method applicable to the Contract which is attributable to the proceeds from the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. Withdrawals exceeding the above limit cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date–	The GWB equals initial Premium net of any applicable Premium taxes.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

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When this GMWB is added to the Contract after the Issue Date–	The GWB equals Contract Value.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million, and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner’s death, this GMWB may be continued by a Beneficiary.  Please see the “Continuation By Beneficiary” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal.  For a qualified Contract with a non-natural Owner, the age of the Annuitant is used to determine the GAWA percentage.  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 54	4.5%
55 – 59	5.0%
60+	5.5%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you.  You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 114 ).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA  to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or  the Stretch RMD (if greater than the GAWA).  If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.  The tables below clarify what happens in each instance.

This GMWB allows withdrawals greater than the GAWA to meet the Contract’s Stretch RMD without compromising the endorsement’s guarantees.  Examples 4 and 5 in Appendix C under section “IV.  MarketGuard Stretch” supplement this description.  Because the intervals for the GAWA and Stretch RMDs are different, namely Contract Years versus calendar years, and because Stretch RMDs are subject to other conditions and limitations,  please see “Stretch RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the withdrawal less the withdrawal;Or
	●	Zero.
The GAWA and the GMWB Charge Base are unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

For more information about the GMWB Charge Base, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” on page 34.

You may withdraw the greater of the GAWA or Stretch RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year does not entitle you to withdraw

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more than the greater of the GAWA or Stretch RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C under section “IV.  MarketGuard Stretch”).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:

●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:

	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges,  and other charges or adjustments.  Stretch RMD withdrawals in excess of the free withdrawal amount are not subject to a withdrawal charge.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT” beginning on page  12   Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, Stretch RMDs, withdrawals of asset allocation and advisory fees, partial transfers and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 110 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded. If the date of death of the previous owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the eligibility of GMWB election will be re-determined based on the correct date of death. If it is determined that the GMWB could not have been elected based on the correct date of death, the GMWB will be null and void and all GMWB charges will be refunded.

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STRETCH RMD NOTES:  Notice of a Stretch RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  We may require you to set up a systematic withdrawal program to meet the Stretch RMDs. Eligible withdrawals that are specified as Stretch RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of Stretch RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code’s Stretch RMD requirements.  If your requested Stretch RMD exceeds our calculation of the Stretch RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the Stretch RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, Stretch RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and Stretch RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the Stretch RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the Stretch RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The Stretch RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner’s withdrawals for the 201 5 Contract Year is less than the higher Stretch RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C under section “IV. MarketGuard Stretch”, particularly examples 4 and 5.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your Stretch RMD.

Premiums.

Subsequent Premium payments are only permitted on tax-qualified Contracts and must be a transfer from a qualified plan. Subsequent Premium payments must be received within 180 days of the Issue Date.

With each subsequent Premium payment on the Contract–	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate.  We also reserve the right to refuse subsequent Premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C under section “IV.  MarketGuard Stretch” to see how the GWB is recalculated when the $5 million maximum is hit.

GMWB Maturity Year. On the Contract Anniversary occurring in the GMWB Maturity Year, an amount equal to the excess of the GWB over Contract Value will be paid to the Owner. If the GWB is less than the Contract Value, no payment will be made.  In either case, the GWB will be set to zero and the GMWB will terminate. The GMWB Maturity Year is determined from the chart below based on the Owner’s attained age on the latest required date for the first Stretch RMD. When determining the GMWB Maturity, the
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latest required date for the first Stretch RMD is considered the beginning of the first year.

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
0	82	27	56	54	30
1	81	28	55	55	29
2	80	29	54	56	28
3	79	30	53	57	27
4	78	31	52	58	26
5	77	32	51	59	26
6	76	33	50	60	25
7	75	34	49	61	24
8	74	35	48	62	23
9	73	36	47	63	22
10	72	37	46	64	21
11	71	38	45	65	20
12	70	39	44	66	20
13	69	40	43	67	19
14	68	41	42	68	18
15	67	42	41	69	17
16	66	43	40	70	16
17	65	44	39	71	16
18	64	45	38	72	15
19	63	46	37	73	14
20	62	47	36	74	14
21	62	48	35	75	13
22	61	49	35	76	12
23	60	50	34	77	12
24	59	51	33	78	11
25	58	52	32	79	10
26	57	53	31	80	10

See Example 6 in Appendix C under section “IV.  MarketGuard Stretch” to see how the GMWB Maturity Year affects your GMWB.

Owner’s Death.  The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death while the Contract is still in force, this GMWB terminates without value unless continued by the Beneficiary.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB. On the Contract Anniversary occurring in the GMWB Maturity Year, any remaining GWB will be paid to the Owner and no further payments will be made.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:

	●	The GWB before the payment less the payment; Or

	●	Zero.

The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, all payments cease and no death benefit is payable, including the Earnings Protection Benefit.

Continuation By Beneficiary.  Upon the death of the Owner under a Qualified Plan Contract with a single Beneficiary, the Beneficiary may elect to continue the GMWB. If elected, the GMWB will continue and may not be terminated subsequently. If the

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GAWA% has been determined, no adjustment will be made to the GWB, the GAWA, the GMWB Charge Base, or the GMWB Maturity Year, at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the original Owner’s attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;

●	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

●	The date of the Owner’s death, unless the Beneficiary elects to continue a qualified Contract with the GMWB;

●	The first date the GWB equals zero.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned step-up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix C under sections “I. AutoGuard 5,” “II. LifeGuard Freedom 6 Net” and “III. LifeGuard Freedom Flex” illustrates the consequences of a withdrawal preceding a step-up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.  You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	under applicable SEC rules, trading on the New York Stock Exchange is restricted;
●	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or
●	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us.  The Income Date is the day those payments begin.  Once income payments begin, the Contract cannot be returned to the accumulation phase.  You can choose the Income Date and an income option.  All of the Contract Value must be annuitized.  The income options are described below.

If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date.  You must give us written notice at least seven days before the scheduled Income Date.  Income payments must begin by the Contract Anniversary on or next following your 95th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation.

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Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions.  Unless you tell us otherwise, your income payments will be based on the fixed and variable options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually.  Or you can choose a single lump sum payment.  If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

●	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;
●	the amount of any applicable Premium taxes, withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;
●	which income option you select; and
●
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 1.5% for all options and, if you select an income option with a life contingency, the age and gender of the Annuitant.  State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select.  If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease.  Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant).  The following income options may not be available in all states.

Option 1 - Life Income.  This income option provides monthly payments for your life.  No further payments are payable after your death.  Thus, it is possible for you to receive only one payment if you died prior to the date the second payment was due.

Option 2 - Joint and Survivor.  This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments.  This income option provides monthly payments for the Annuitant’s life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.  The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 36 .

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Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.  The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 36 .

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase.  Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state.  For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center.  Our contact information is on the first page of this prospectus.  With the exception of LifeGuard Freedom Flex DB, which currently may only be selected at issue in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), the optional death benefits are only available upon application or upon conversion (if conversion is permitted).  In addition, once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted), or upon spousal continuation in the case of the LifeGuard Freedom Flex DB.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, due proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary).  Payment will include interest to the extent required by law.  The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements.  If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date.  Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit.  If you have a joint Owner, the death benefit will be paid when the first joint Owner dies.  The surviving joint Owner will be treated as the Beneficiary.  Any other Beneficiary designated will be treated as a contingent Beneficiary.  Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

●	your Contract Value on the date we receive all required documentation from your Beneficiary; or
●
the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal.

Earnings Protection Benefit (“EarningsMax”).  The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death.  If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.
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For purposes of this benefit, we define earnings as the amount by which your Contract Value exceeds the remaining premiums (Premiums not previously withdrawn).  If the earnings amount is negative, i.e., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid.  In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial Premium if you die in the first Contract year).

As described below, if your spouse exercises the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 109 ) upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit.  If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse’s death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death.  In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 109 ).  In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse’s death).

You must elect the Earnings Protection Benefit when you apply for your Contract.  Once elected, the benefit may not be terminated.  However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “continuation adjustment” described below in “Special Spousal Continuation”) will be paid:

●	if your Contract is in the income phase at the time of your death;
●	if there are no earnings in your Contract; or
●	if your spouse exercises the Special Spousal Continuation Option (described below) and either
○ is age 76 or older at the Continuation Date or
○ elects to discontinue the Earnings Protection Benefit.

The Earnings Protection Benefit may not be available in your state.  See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available at issue or upon conversion (subject to availability), in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit.  Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract’s basic death benefit before selecting an optional death benefit.  Except for LifeGuard Freedom Flex DB, all optional death benefits are available if you are 79 years of age or younger on the Contract’s Issue Date.  The LifeGuard Freedom Flex DB is only available at issue and in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) and only if the Owner is 35 to 70 years of age on the date the endorsement is added to the Contract.   The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit.  These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract: the availability of an optional death benefit may have been different; how an optional death benefit is calculated varies; and we may have referred to an optional death benefit by a different name – all as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal.  Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%.  Similarly, with the “Highest Quarterly Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals.

Following are the calculations for the optional death benefits.  For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

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5% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 5% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

●	The step-up value on the most recent step-up date,
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the step-Up value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the step-up value, compounded at an annual interest rate of 5% from the step-up date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement’s effective date.  The interest rate is 3% per annum for all ages in Washington State.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter.  If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge).  For total withdrawals up to 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 5% Roll-up Death Benefit.

The step-up date is initially equal to the endorsement’s effective date, and the Step-up value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the step-up date is set equal to that Contract Anniversary, and the step-up value is set equal to the Contract Value on that Step-up date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

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(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,
●	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Death Benefit.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date;
and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

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(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

●	The step-up value on the most recent step-up date,
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the step-up value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the step-up value, compounded at an annual interest rate of 5% from the step-up date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement’s effective date.  The interest rate is 3% per annum for all ages in Washington State.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter.  If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge).  For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,
●	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

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The step-up date is initially equal to the endorsement’s effective date, and the step-up value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the step-up date is set equal to that Contract Anniversary, and the step-up value is set equal to the Contract Value on that step-up date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.  Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

LifeGuard Freedom Flex DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract.  The LifeGuard Freedom Flex DB is the greater of:

(a)	The Contract’s Basic Death Benefit (see the description above); or
(b)	The GMWB Death Benefit, as calculated under this death benefit.

PLEASE NOTE:  EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom Flex DB is only available currently at issue and in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option”) and only if the Owner is 35 to 70 years of age on the date that the endorsement is issued in connection with the Contract.  At election, the GMWB Death Benefit equals the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Guaranteed Withdrawal Balance (GWB).  When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged.  If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

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In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step-up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit, subject to a maximum of $5,000,000.

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups GWB, the application of the GWB a djustment or the application of any bonus.  The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value).  If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment.

For more information about how the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups works, including how the GWB and GAWA are calculated, please see “ LifeGuard Freedom Flex GMWB” beginning on page 74 .

Unlike the basic death benefit, LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this endorsement terminates and no death benefit under the endorsement is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

●
Life Income.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

●
Joint and Survivor.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

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●
Life Annuity With at Least 120 Monthly Payments.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMWB Death Benefit on the Income Date; and

(b) = the Contract Value on the Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either  the GMWB Death Benefit calculation, described above, with or without any remaining GWB, or the excess of the GMWB Death Benefit calculation over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Flex GMWB – Annuitization” beginning on page 82 , and “Income Options” beginning on page 101 .”

Payout Options. The basic death benefit and the optional death benefit can be paid under one of the following payout options:

●	single lump sum payment; or
●	payment of entire death benefit within 5 years of the date of death; or
●
payment of the entire death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy, with the balance of the death benefit payable to the Beneficiary.  Any portion of the death benefit not applied under an income option within one year of the Owner’s death, however, must be paid within five years of the date of the Owner’s death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death.  If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name.  For more information, please see “Special Spousal Continuation Option” beginning on page 109 .

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date.  However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary.  If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.  If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death.  The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time.  Moreover, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary’s written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

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If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected.  However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse’s death.  Any GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the respective GMWB subsections in this prospectus.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract.  However, if you have elected the Pre-Selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.  The Pre-Selected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the Beneficiary becomes the Owner.  If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary.  Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.  A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules.  If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant.  However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected.  Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant’s death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

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Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments.  Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of Premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:

●	paid on or after the date you reach age 59 1/2;
●	paid to your Beneficiary after you die;
●	paid if you become totally disabled (as that term is defined in the Code);
●
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

●	paid under an immediate annuity; or
●	which come from Premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.   T hese levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death.  The Owner’s “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner’s “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments.  The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes required minimum distributions for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the

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Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an Owner:

●	reaches age 59 1/2;

●	leaves his/her job;

●	dies;

●	becomes disabled (as that term is defined in the Code); or

●	experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:

●	there was a written agreement providing for payments of the fees solely from the annuity Contract,

●	the Contract Owner had no liability for the fees, and

●	the fees were paid solely from the annuity Contract to the adviser.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval. The Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of your Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  We believe that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options

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whereas a Contract currently offers 98 Investment Divisions and at least one Fixed Account Option, although a Contract Owner’s Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or
(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging.  If the amount allocated to the Investment Divisions plus the amount allocated to a Fixed Account Option is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options (if currently available) (each a “Designated Option”) from the one-year Fixed Account Option (if currently available) or any of the Investment Divisions (each a “Source Option”).  If we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) the one-year Fixed Account Option can be used as a Source Option for Dollar Cost Averaging only with respect to new Premiums that are allocated to that Source Option, (ii) only a twelve-month Dollar Cost Averaging period may be selected, (iii) transfers out of the one-year Fixed Account Option pursuant to such Dollar Cost Averaging will not count against the

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maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option and (iv) transfers from that Source Option other than such scheduled transfers will not be permitted.

To the extent that Fixed Account Options are not available or are otherwise restricted from being a Dollar Cost Averaging Source Option or Designated Option, Dollar Cost Averaging will be exclusively from or to the Investment Divisions.  In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a less volatile unit value to the Investment Divisions, Dollar Cost Averaging can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase.  Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging.   You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions.  You should consult with your Jackson representative with respect to the current availability of Dollar Cost Averaging.  Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ Fixed Account Option is a “source account” designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options.  A Contract Value of $15,000 is required to participate.   From time to time, we will offer special enhanced interest rates on t he DCA+ Fixed Account Option.  If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over a DCA+ term of either twelve months or six months, as you select.

Transfers out of the DCA+ Fixed Account Option other than the automatic DCA+ transfers can be made only if you discontinue use of the DCA+ Fixed Account Option.  If we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) you may not discontinue the DCA+ Fixed Account Option or otherwise transfer or withdraw any amounts from the DCA+ Fixed Account Option, but (ii) automatic transfers pursuant to DCA+ will not count against any maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option.

There is no charge for DCA+.   You may cancel your DCA+ program using whatever methods you use to change your allocation instructions.   You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+.   Certain restrictions may apply.

Earnings Sweep.  You can choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the Money Market Investment Division).   Earnings Sweep may only be added within 30 days of the issue date of your Contract.

There is no charge for Earnings Sweep.   You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions.  You should consult with your Jackson representative with respect to the current availability of Earnings Sweep.  Certain restrictions may apply.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.  Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and (i) we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” or (ii) we exercise our right to require that any Premiums allocated to the one-year Fixed Account Option be automatically transferred out of that option over a period of time that we specify.  In that case, however, you could re-elect automatic rebalancing without the one-year Fixed Account Option.  Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

There is no charge for Rebalancing.  You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions.  You should consult with your Jackson representative with respect to the current availability of Rebalancing.  Certain restrictions may apply.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it.  We will return

●	the Contract Value, plus

●	any fees (other than asset-based fees) and expenses deducted from the Premiums.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations). We will return Premium payments where required by law. We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a

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free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising.  From time to time, we may advertise several types of performance of the Investment Divisions.

●	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

●	Standardized average annual total return is calculated in accordance with SEC guidelines.

●
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

●	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period.  Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features.  The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code.  In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant’s retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education.  The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation.  These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract.  Any change or waiver must be in writing.  We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Confirmation of Transactions.  We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed.  This confirmation statement will provide details about the transaction.  Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions.  If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments.  If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings.  Jackson and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

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TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factor
Condensed Financial Information
Financial Statements of the Separate Account
Financial Statements of Jackson

STATEMENT OF ADDITIONAL INFORMATION REQUEST FORM

To obtain any of the following Statements of Additional Information (SAIs), please complete the form below and mail to:

Jackson National Life Insurance Company®
PO Box 24068
Lansing, MI 48909-9988

You can also request a copy of any of the following SAIs by calling our Annuity Service Center at 1-800-644-4565.

Please send me a copy of the current SAI for (check all that apply):

☐ Perspective II® Fixed and Variable Annuity (Contracts offered for sale on and after September 10, 2012) (JMV9741)

☐    Perspective L SeriesSM Fixed and Variable Annuity (Contracts offered for sale on and after December 12, 2011) (JMV8198)

☐    JNL® Series Trust (V3180)

☐    JNL Variable Fund LLC (V3670)

☐   American Funds Insurance Series (CMX5460)

Please Print:

Name:

Address:

City:		State:	Zip Code:

Date:	/ / Signed:

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APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).  “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “Dow Jones Select Dividend Index”, “The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield® is a registered trademark of Brookfield Office Properties, Inc. ; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital DowSM 10 Fund, the JNL/Mellon Capital DowSM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

Dow Jones, SPDJI and their respective affiliates do not:

●	Sponsor, endorse, sell or promote the Products.

●	Recommend that any person invest in the Products.

●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

●	Have any responsibility or liability for the administration, management or marketing of the Products.

●	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,

●	Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

● The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;

● The accuracy or completeness of the Indexes and its data;
● The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
●	Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
●	Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES .  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIB I LITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.  S&P Capital IQ is a trademark of Standard Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund and JNL/S&P 4 Fund .SPIAS is co-Sub-Adviser with Mellon Capital for the following funds:  JNL/S&P Mid 3 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund .

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial , Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P’s public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.
The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund or the JNL/Mellon Capital JNL Optimized 5 Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

●  Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.
●  Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.
●  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.
●      Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.
●      Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund. Specifically,

●	NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;

●	The accuracy or completeness of the Index and its data;
●	The merchantability and the fitness for a particular purpose or use of the Index and its data;
●	NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
◆	Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND AND THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI

PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Benchmark Investments Inc.	Centara Capital Securities Inc.	Cutter & Co Brokerage Inc.
Adirondack Trading Group LLC	Beneficial Investment Services	Centaurus Financial Inc.	CW Securities LLC
Aegis Capital Corp	Benjamin F Edwards & Co Inc.	Center Street Securities	D A Davidson
Alamo Capital	Berthel Fisher & Co Financial Services	Century Securities & Associates, Inc.	Dalton Strategic Investment Services Inc.
Allegheny Investments, Ltd.	BestVest Investments, Ltd.	Ceros Financial Services INC	David A Noyes & Company
Allegiance Capital LLC	BFT Financial Group LLC	Cetera Advisor Networks LLC	Delta Equity Services Corporation
Allen & Company	BMO Harris Financial Advisors, Inc.	Cetera Investment Services LLC	Dempsey Lord Smith LLC
Allied Beacon Partners Inc.	Boenning & Scattergood Inc.	CFD Investments, Inc.	Despain Financial Corporation
Allstate Financial Services LLC	BOSC Inc.	CFS Investments Inc.	Deutsche Bank Securities, Inc.
American Equity Investment Corp	Brighton Securities	Chelsea Financial Services	DFPG Investments
American General Securities, Inc.	Broker Dealer Financial Services Corp	Choice Investments Inc.	Dominion Investor Services
American Independent Securities Group, LLC	Brokers International Financial Services LLC	Citigroup Global Markets Inc.	Double Eagle Securities of America Inc.
American Investors Company	Brokersxpress LLC	Client One Securities LLC	Duncan Williams Inc.
American Portfolios Financial Services, Inc.	Brooklight Place Securities	Coastal Equities	Eagle Equities Inc.
American Wealth Management Inc.	Brookstone Securities Inc.	Colorado Financial Service Corporation	Eagles Talent Connection Inc.
Ameriprise Financial Services Inc.	Bruce A Lefavi Securities Inc.	Commonwealth Financial Network	EDI Financial Inc.
Ameritas Investment Corp	Buckman Buckman & Reid Inc.	Community Investment Services Inc.	Edward Jones & Company
Arete Wealth Management LLC	Bueter & Company Inc.	Comprehensive Asset Management and	Eltekon Securities LLC
Argentus Securities LLC	Cabot Lodge Securities LLC	Servicing, Inc.	Equable Securities Corp.
Arque Capital Ltd.	Cadaret, Grant & Company	Concorde Investment Services	Equitas America LLC
Arvest Asset Management	Calton & Associates Inc.	Consolidated Financial Investments Inc.	Equity Services Inc.
Associated Investment Services	Cambridge Investment Research	Coordinated Capital Securities	Essex National Securities Inc.
Aurora Capital	Cambridge Legacy Securities LLC	Corecapital Investments	FCG Advisors, LLC
Ausdal Financial Partners Inc.	Cantella & Co, Inc	Cornerstone Financial Services Inc.	Fifth Third Securities
Avalon Investment & Securities Group Inc.	Cape Fear Securities, Inc.	Correll Co. Investment Services Corp	Financial Advisers Of America
AXA Advisors LLC & AXA Network	Cape Securities Inc.	Country Club Financial Services Inc.	Financial Network Investment
B B Graham & Co Inc.	Capital Financial Services	Cresap Inc.	Financial Planning Consultants
B C Ziegler and Company	Capital Guardian LLC	Crowell, Weedon & Co	Financial Services Institute
Bancwest Investment Services, Inc.	Capital Investment Group	Crown Capital Securities LP	Financial Telesis Inc.
Bankers & Investors Co	Capital One Investment Services, LLC	CUE Financial Group Of Tx/	Financial West Investment Group
Bar Financial	Capital Synergy Partners Inc.	CUE Financial	Fintegra Financial Solutions
BB&T Investment Services Inc.	Capitalwave Inc.	Cullum & Burks Securities Inc.	First Allied Securities, Inc
BBVA Compass Investment Solutions Inc	Capitol Securities Management, Inc.	CUNA Brokerage Services, Inc.	First American Securities
BC Ziegler & Co	CCO Investment Services Corp	Cuna Mutual Insurance Agency	First Brokerage America LLC
BCG Securities Inc.	CCF Investments, Inc.	CUSO Financial Services	First Citizens Investor Services

First Financial Equity	H D Vest Investment Securities	Investors Capital Corporation	M. Holdings Securities, Inc.
First Financial Equity Corporation	Hancock Investment Services LLC	Investors Insurance Services	Madison Ave Securities
First Heartland Capital Inc.	Hantz Financial Services	J P Turner & Co LLC	Mark Stewart Securities Inc.
First Independent Financial Services	Harbor Financial Services	J W Cole Financial Inc.	McLaughlin Ryder Investments Inc.
First Midamerica Investment Corp	Harbour Investment Inc.	Jack Cramer & Associates Inc.	McNally Financial Services Corp
First National Capital Markets	Harger & Company	Janney Montgomery Scott LLC	Mercer Allied Company LP
First Republic Bank	Harold Dance Investments	JHS Capital Advisors	Merrill Lynch
First Tennessee Brokerage Direct	Harvest Capital LLC	JJB Hilliard WL Lyons Inc	Metlife Securities
First Western Securities, Inc.	Hazard & Siegel Inc	JP Morgan Securities	Michigan Securities, Inc.
FirstMerit Financial Services, Inc.	HBW Securities	JRL Capital Corporation	Microforum Services Group
Firstrust Financial Resources LLC	Hilliard & Lyons	K.W. Chambers & Co.	Mid Atlantic Securities
Five Star Investment Services	Hornor Townsend & Kent Inc.	Kalos Capital Inc.	MidAmerica Financial Services Inc.
Focus Partners LLC	HRC Investment Services Inc.	KCD Financial	Milkie/Ferguson Investments, Inc.
Foothill Securities, Inc.	HSBC Securities	KCG Securities LLC	Millington Securities Inc.
Foresight Investments	Huntington Investment Company	Kehrer Saltzman & Associates	MML Investors Services Inc.
Foresters Equity Services Inc.	Huntleigh Securities Corp.	Kenneth Kehrer Associates	Moloney Securities Co., Inc.
Founders Financial Securities	IBN Financial Services	Keppler Associates Inc.	Money Concepts Capital Corp
FP Transitions LLC	Investment Centers Of America	Key Investment Services	Moors & Cabot, Inc.
Freedom Investors Corp.	ICBA Financial Services	KMS Financial Services Inc	Morgan Keegan
FSC Securities Corporation	IFS Securities	Kovack Securities, Inc	Morgan Stanley Smith Barney
First Tennessee Brokerage	IMS Securities	L.M. Kohn & Company, Inc.	Multi-Financial Securities Corp
Fulcrum Securities Inc.	Independence Capital Co	Labrunerie Financial Inc.	Mutual of Omaha Investor Services Inc.
G F Investment Services	Independent Financial Group	Landolt Securities Inc.	Mutual Securities Inc
G. W. Sherwold Associates Inc.	Indiana Merchant Banking and Brokerage	Larson Financial Securities	Mutual Trust Company
GA Repple & Company	Infinex Investments Inc.	Lasalle St. Securities LLC	MWA Financial Services, Inc.
Garden State Securities	Infinity Securities Inc.	Leading Authorities Inc.	Naples Ais Inc.
Gardner Financial Services Inc.	ING Financial Partners Inc.	Legend Equities Corp	National Planning Corporation
Gary Goldberg & Co	Innovation Partners LLC	Leigh Baldwin & Co LLC Inc	National Securities Corp
Geneos Wealth Management Inc.	Institutional Securities Corp	Leonard & Company	Nationwide Planning Associates
Gentry Partners Ltd.	Insured Retirement Institute	Liberty Group, LLC	Nationwide Securities, LLC
G.F. Investment Services	Interactive Strategies LLC	Liberty Partners Financial	Navy Federal Brokerage Services
Gilford Securities Inc.	Intercarolina Financial Services, Inc.	LifeMark Securities Corp	NBC Securities Inc.
Girard Securities Inc.	Intercontinental Asset Management Group	Lincoln Financial Advisors	New England Securities
Global Brokerage Services, Inc.	International Assets Advisory LLC	Lincoln Financial Securities	Newbridge Securities Corp
Globalink Securities Inc.	Intervest International Equities Corp.	Lincoln Investment Planning	Newport Coast Securities
Golden 1 Financial Services	INVEST Financial Corporation	LM Kohn & Co	NEXT Financial Group, Inc.
Gradient Securities	Investacorp, Inc.	Lombard Securities	NFP Securities Inc.
Grattan Financial Strategies	Investment Centers Of America	Long Island Financial Group Inc.	North Ridge Securities Corp
Great Nation Investment Corporation	Investment Management Corporation	Longevity Capital LLC	Northeast Capital Management, Inc.
Great Southern Bank	Investment Network, Inc.	Lowell & Company Inc.	Northeast Securities, Inc.
GWN Securities Inc.	Investment Planners, Inc.	LPL Financial Corporation	Northridge Securities Corp
H Beck Inc.	Investment Professionals Inc.	Lucia Securities LLC	Northwestern Mutual Investment Services, LLC

NPB Financial Group	Rhodes Securities, Inc.	Summit Equities Inc.	Valic Financial Advisors Inc.
NYLife Securities, LLC	Ridgeway & Conger Inc.	Summitalliance Securities LLC	ValMark Securities Inc.
Oak Grove Investment Services Inc.	River Stone Wealth Management	Sunset Financial Services, Inc.	Vanderbilt Securities LLC Inc
Oak Ridge Financial Services Group	RNR Securities LLC	Sunstreet Securities LLC	Veritrust Financial LLC
OFG Financial Services, Inc.	Robert W Baird & Co Inc.	SunTrust Investment Services, Inc.	Vision Brokerage Services
Ogilvie Security Advisors	Rogan and Associates	Supreme Alliance LLC	VSR Financial Services, Inc.
OneAmerica Securities	Rothschild Investment Corp	SWBC Investment Services LLC	Waddell & Reed, Inc
Oppenheimer & Co	Royal Alliance Associates Inc	SWS Financial Service, Inc.	Wall Street Financial Group
Pacific West Securities Inc.	Royal Securities	Symetra Investment Services	Walnut Street Securities
Packerland Brokerage Services	RSG Capital Corporation	Synovus Securities Inc.	Wayne Hummer Investments LLC
Paradigm Equities, Inc.	S. G. Long & Company	T S Phillips Investments	Wedbush Securities Inc.
Park Avenue Securities	Sagepoint Financial	Taylor Capital Management	Wells Fargo Advisors
Pars International Corp	Sammons Securities	Teckmeyer Financial Services	WesBanco Securities Inc.
Parsonex Securities, LLC	Santander Securities LLC	TFS Securities Inc.	Wescom Financial Services
People’s Securities Inc.	SCF Secuties, Inc.	The Huntington Investment Company	Westco Investment Corp
Petersen Investments Inc.	Schlitt Investor Services	The Investment Center Inc.	Western Equity Group
PFA Security Asset Management	Secure Planning Inc.	The Leaders Group	Western International Securities Inc
PlanMember Securities	Securian Financial Services	The ON Equity Sales Company	Westminster Financial Securities
Planned Investment Co Inc.	Securities America	The Strategic Financial Alliance Inc.	WFG Investments Inc.
PNC Investments LLC	Securities Equity Group	The Windmill Group	Whitehall Parker Securities
Port Securities Inc.	Securities Management & Research, Inc.	Thomas Mcdonald Partners	Wilbanks Securities, Inc.
PPA Investments, Inc.	Securities Service Network	Thrivent Investment Management	William C Burnside & Co, Inc.
Presidential Brokerage, Inc.	Shareholders Services Group Inc.	Thurston, Springer, Miller, Herd &	Williams Financial Group
Prime Capital Services Inc	Shore Capital Management LLC	Titak, Inc	Windsor, Sheffield & Co, Inc
Princor Financial Services	Sigma Financial Corporation	Tower Square Securities Inc.	Winslow, Evans & Crocker Inc.
Private Client Services LLC	Signator Financial Services	Transamerica Financial Advisors, Inc	Woodmen Financial Services, Inc.
Pro Equities, Inc	Signator Investors, Inc.	Triad Advisors, Inc.	World Capital Brokerage Inc.
Prospera Financial Services Inc.	Signature Securities Group Corp.	Tricor Financial, LLC	World Choice Securities Inc.
Protected Investors of America	SII Investments	Trustmont Financial Group	World Equity Group, Inc.
Prudential Securities Inc.	Silver Oak Securities	U.S. Bancorp Investments, Inc.	World Financial Group Inc.
PTS Brokerage LLC	Singer Xenos Securities Corp.	UBS Financial Services Inc.	WRP Investments Inc.
Purshe Kaplan Sterling	SMH Capital Inc.	Uhlmann Price Securities	Wunderlich Securities
Quayle & Co Securities	Smith Moore & Co	Umpqua Investments Inc.
Quest Securities	Sorrento Pacific Financial	Union Banc Investment Services
Questar Capital Corporation	Southeast Investments	Union Capital Company
R.M. Stark & Co., Inc.	Southwest Securities Financial Services	United Brokerage Services, Inc.
Raymond James	Spire Securities LLC	United Equity Services LLC
RBC Capital Markets Corp	St. Bernard Financial Services	United Planners Financial Services Of
RBC Dain Rauscher Inc.	Sterne Agee Financial Services	America
Regal Securities Inc.	Stifel Nicolaus & Company	USA Financial Services Corp
Resource Horizons Group	Strategic Financial Alliance	USI Securities, Inc.

APPENDIX C

GMWB PROSPECTUS EXAMPLES

I.      AUTOGUARD 5

Unless otherwise specified, the following examples assume you elected an AutoGuard 5 GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

§	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

§	Example 1b : If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 at the time the GMWB is elected:
♦	Your initial GWB is $105,000, which is your Contract Value ($105,000) on the effective date of the endorsement.
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

Example 2: This example demonstrates how your GAWA is determined.

§	If your GAWA% is 5% based on your Contract and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

§	Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of the amount of increase in your GWB resulting from the additional Premium payment

§
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

§	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

§	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	If your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

§	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
♦	Your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

§
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	The Company may increase the GMWB charge upon step-up.
♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

II.      LIFEGUARD FREEDOM 6 NET

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom 6 Net GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 6%, and the GMWB and any For Life Guarantee have not been terminated.  If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

Example 1: This example demonstrates how GMWB values are set at election.

§	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

§	Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $100,000:
♦	Your initial GWB is $100,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

§	Example 1c: If the GMWB is elected after issue (subject to availability) when the Contract Value is $110,000:
♦	Your initial GWB in your new GMWB is $110,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,500, which is 5% of your initial GWB ($110,000*0.05 = $5,500).

§	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

♦	Your initial Bonus Base is set equal to your GWB at the time of election.
♦	Your initial GWB Adjustment is set equal to 200% times your initial GWB.
♦
Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

§
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

§	Notes:
♦	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

§	Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, and your GWB is $100,000 at the time of payment:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

§
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

§	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.
♦	Your BDB is increased by the Premium payment. The BDB is not subject to a maximum of $5,000,000.
♦	Your Bonus Base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment.  The resulting GWB Adjustment is $200,000 + $100,000 = $300,000.

♦
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment.  The resulting GWB Adjustment is $200,000 + $50,000 = $250,000.

♦	Your GMWB Earnings Determination Baseline is increased by the Premium payment. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount. (which is the greater of your GAWA or your RMD).

§	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	This endorsement includes an Earnings-Sensitive Adjustment provision:
-
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however.  See Example 14.

-
An Earnings-Sensitive Adjustment will apply to your withdrawal, which will allow you to withdraw additional amounts from your Contract during that Contract Year without causing a proportional reduction of your GMWB.  See Examples 14a and 14b.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

§	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	This endorsement includes an Earnings-Sensitive Adjustment provision:
-
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however.  See Example 14.

-
Your GWB will be reduced dollar-for-dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount.  See Example 14c.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

§	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
●	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).
●	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
●	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).
♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

§	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value  is greater than your BDB.  However, in this case, it is assumed that your BDB is $100,000.  See examples 1, 2, 4, and 5 for a description of how the BDB is determined.  Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000).  Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%.  Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500

♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

§	Notes:
♦
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.
♦	Your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

§
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.
♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

§	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.  This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	The Company may increase the GMWB charge upon step-up.
♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	Your GAWA% is determined at the time of the withdrawal (if not previously determined).
-	Your GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.
♦	Your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦
Your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal.  See example 14 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.

§	Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

♦	Your new GWB is recalculated to equal $106,000, which is equal to your GWB plus 6% of your Bonus Base ($100,000 + $100,000*0.06 = $106,000).
♦	Your GAWA for the next year is recalculated to equal $5,300, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($106,000*0.05 = $5,300).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($106,000 / $5,300 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $96,000, which is equal to your GWB plus 6% of your Bonus Base ($90,000 + $100,000*0.06 = $96,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($96,000*0.05 = $4,800).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($96,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	Your Bonus Base is not recalculated upon the application of the bonus to your GWB.
♦	Your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.
♦	Your BDB remains unchanged since the BDB is not impacted by the application of the bonus.
♦	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the bonus.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦	Your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.

§	Example 9a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

§	Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

§	Example 9c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦
Your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or in the case of Joint Owners, the oldest Joint Owner attains age 59 1/2 or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

§	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

§	Notes:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.

♦	Your Bonus Base remains unchanged at the time of continuation.
♦	Your BDB remains unchanged at the time of continuation.
♦	Your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined upon application of the Guaranteed Withdrawal Balance Adjustment.

§
Example 11a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

§
Example 11b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

§	Notes:
♦	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.
♦	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.
♦	No adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the GWB Adjustment.

Example 12: This example expands on the basic examples at pages  54 and  66 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.

§
Example 12a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal.  This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

♦	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:
-	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)
-	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
♦
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

♦	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000).  Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

♦
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

♦
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

§
Example 12b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal.  This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

♦	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:
-	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)
-	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
♦
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

♦	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000).  Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

♦
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

♦
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

§
Example 12c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA.  This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

♦	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated.  This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time.  The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200).  Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment.  Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

♦	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.
♦	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000).  Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

♦
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar-for-dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

♦
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

§	Notes:
♦	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.
♦
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated.  The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit.  In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

III.      LIFEGUARD FREEDOM FLEX

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom Flex GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits, your initial Premium payment net of any applicable Premium taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made.  The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 7%, and the GMWB and any For Life Guarantee have not been terminated.  If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

§	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
§	Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $100,000 at the time the GMWB is elected:
♦	Your initial GWB is $100,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
§	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

♦	Your initial Bonus Base is set equal to your GWB at the time of election.
♦	Your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

§
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

§	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

§	Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of applicable premium taxes, of $50,000, and your GWB is $100,000 at the time of payment:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes ($50,000*0.05 = $2,500).

§
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment, net of any applicable Premium taxes, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes ($100,000) exceeds the maximum of $5,000,000.

♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

§	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
♦	Your BDB is increased by the Premium payment, net of any applicable Premium taxes. The BDB is not subject to a maximum of $5,000,000.
♦	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.
♦
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 4a, you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes.  The resulting 200% GWB Adjustment is $200,000 + $100,000 = $300,000.

♦
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes.  The resulting 200% GWB Adjustment is $200,000 + $50,000 = $250,000.

♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

§	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12  years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your GWB Adjustment provision is terminated since a withdrawal is taken.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will not be reduced since the withdrawal did not exceed the greater of the GAWA or the RMD.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

§	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your GWB Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

§	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
●	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).
●	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
●	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).
♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

§	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal)

and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB.  However, in this case, it is assumed BDB is $100,000.  See examples 1, 2, 4, and 5 for a description of how the BDB is determined.  Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000).  Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%.  Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

♦
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

§	Notes:
♦
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

♦	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB Death Benefit.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

§
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value.  At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

-
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

§	Notes:
♦	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.
-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
♦	The GAWA% is determined at the time of the withdrawal (if not previously determined).
-	The GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.
♦	Your GWB Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB Death Benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

§	Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your Bonus Base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is equal $5,350, which is 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your Bonus Base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.
♦	Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.
♦	Your BDB remains unchanged since the BDB is not impacted by the application of the Bonus.
♦	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.
♦	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Flex and the LifeGuard Freedom Flex with Joint Option becomes effective after the effective date of the endorsement at age 59 1/2.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

§	Example 9a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

§	Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

§	Example 9c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

§	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

§	Notes:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 ½.  Your Bonus Base remains unchanged at the time of continuation.

♦	Your BDB remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined upon application of the GWB Adjustment.

§
Example 11a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

§
Example 11b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

§	Notes:
♦	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.
♦	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the GWB Adjustment.

IV.      MARKETGUARD STRETCH

Unless otherwise specified, the following examples assume you elected MarketGuard Stretch with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your Stretch RMD at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

§	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
♦	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

§	Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $100,000 at the time the GMWB is elected:
♦	Your initial GWB is $100,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
♦	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

§	Example 1c: If the GMWB is elected after issue (if permitted) when the Contract Value is $110,000:
♦	Your initial GWB in your new GMWB is $110,000, which is your Contract Value on the effective date of the endorsement. Your GAWA is $5,500, which is 5% of your initial GWB ($110,000*0.05 = $5,500).

§	Notes:
♦	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

§
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

§	Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Charge Base is $100,000:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).
♦
Your new GMWB Charge Base is $150,000, which is your GMWB Charge Base prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GMWB Charge Base is subject to a maximum of $5,000,000 (see Example 3b).

§
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium.  If you make an additional Premium payment of $100,000, your GWB is $4,950,000, your GAWA is $247,500, and your GMWB Charge Base is $4,950,000 at the time of payment:

♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).
♦
Your new GMWB Charge Base is $5,000,000, which is the maximum, since your GMWB Charge Base prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

§	Notes:
♦	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your Stretch RMD).

§	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦	Your GMWB Charge Base remains $100,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your Stretch RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).
♦	Your GMWB Charge Base remains $100,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

§	Notes:
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

§
Example 5a –This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

♦
Your  new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

♦
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
Your GMWB Charge Base is recalculated to equal $96,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $96,000].

§
Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

♦
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

♦
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
Your GMWB Charge Base is recalculated to equal $95,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $95,000].

§
Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

♦
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

♦
Your GMWB Charge Base is recalculated to equal $90,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $90,000].

§	Notes:
♦	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦

Example 6: This example demonstrates how the GMWB Maturity Year affects your GMWB.

§	Example 6a: This example demonstrates what happens if your Contract Value is $5,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:
♦	Your GMWB Maturity Year payment equals $3,000, which is the excess of your GWB ($8,000) over your Contract Value ($5,000).
♦	Your Contract Value remains $5,000.
♦	Your GMWB terminates. No further benefits will be payable under your GMWB.

§	Example 6b: This example demonstrates what happens if your Contract Value is $15,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:
♦	Your GMWB Maturity Year payment equals zero, since your GWB ($8,000) does not exceed your Contract Value ($15,000).
♦	Your Contract Value remains $15,000.
♦	Your GMWB terminates. No further benefits will be payable under your GMWB.

§	Notes:
♦	Your GMWB Maturity Year is determined on the effective date of the endorsement and will not change, even if the GMWB is continued by your Beneficiary.

APPENDIX D

CONTRACTS COMPARISON TABLE

The prospectus describes two separate variable annuity contracts offered by Jackson National Life Insurance Company; Perspective II and L Series. The two Contracts have different features and optional benefits that may be appropriate for you depending on your individual financial situation and how you intend to use the annuity. You should consult with your financial representative to help you choose which of the Contracts and optional benefits are appropriate for your needs. The differences between the Contracts are described in the prospectus and summarized in the table below.

	Perspective II	L Series
Withdrawal Charges	7 years (8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 2%, 0%)	4 years (8%, 7.5%, 6.5%, 5.5%, 0%)
Mortality/Expense Risk Charge	1.15%	1.55%
Administration Charge	0.15% (waived for contracts with quarterly contract anniversary values of $1 million or more)
Annual Contract Maintenance Charge	$35 (waived for contract anniversary values or surrender values of $50,000 or more)
Maximum Issue Age	90	90
Maximum Annuitization Age	95	95
Minimum Initial Premium	$ 10 ,000 (nonqualified); $ 5 ,000 (qualified).	$10,000 (nonqualified and qualified).
Free Withdrawals	Each contract year, the greater of earnings at any time or 10% of remaining premium still subject to withdrawal charges.
Guaranteed Death Benefit	Greater of contract value or net premium

Optional Benefits

	Perspective II	L Series
Withdrawal Options (Perspective II only)	20% Free Withdrawal 5-Year Withdrawal Charge Schedule – (8%, 7%, 6%, 4%, 2%, 0%)	N/A
Earnings Protection Option	EarningsMax®
Guaranteed Minimum Withdrawal Benefits (GMWBs)	LifeGuard Freedom FlexSM – 5% Bonus LifeGuard Freedom Flex – 6% Bonus LifeGuard Freedom Flex – 7% Bonus LifeGuard Freedom Flex with Joint Option – 5% Bonus

D-1

LifeGuard Freedom Flex with Joint Option – 6% Bonus
LifeGuard Freedom Flex with Joint Option – 7% Bonus
LifeGuard Freedom 6 Net
LifeGuard Freedom 6 Net with Joint Option
AutoGuard 5
MarketGuard Stretch

Death Benefit Options
Highest Quarterly Anniversary Value Death Benefit
5% Roll-Up Death Benefit (not currently offered as of April 28, 2014)
Combination 5% Roll-Up & Highest Quarterly Anniversary Value Death Benefit (not currently offered as of April 28, 2014)
LifeGuard Freedom Flex DB (only available with a specified combination of options under the LifeGuard
          Freedom Flex GMWB) (not currently offered as of April 28, 2014)

Fixed Account Options
Fixed Account Option	1-, 3-, 5- and 7- year guaranteed periods, subject to availability.

D-2

APPENDIX E

ACCUMULATION UNIT VALUES

The tables reflect the A ccumulation U nit values for each Investment Division for the beginning and end of the periods indicated, and the number of A ccumulation U nits outstanding as of the end of the periods indicated – for a base Contract (with Administration Charge waiver and no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements.  The tables do not provide partial year information.  The tables provide A ccumulation U nit values and the number of A ccumulation U nits outstanding only if that information is available throughout the period.  Where A ccumulation U nit values and the number of A ccumulation U nits outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.   Tables of Accumulation Unit values for Perspective II and L Series Contracts appear below.

If t he annualized charge for your Contract fall s between the charge for a base Contract and a Contract with the most expensive combination of charges and optional endorsements, information about the values of all remaining Accumulation Units is available in the SAI.  Contact the Annuity Service Center to request your copy of the SAI free of charge .  Our contact information is on the cover page of the prospectus.  Also, please ask about the more timely A ccumulation U nit values that are available for each Investment Division.

Set forth below are the fund changes and additions since December 31, 201 3 , for your information in reviewing Accumulation Unit information.

The following fund changes and additions are effective April 28, 2014 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Brookfield Global Infrastructure Fund to JNL/Brookfield Global Infrastructure and MLP Fund
JNL/M&G Global Basics Fund merged into JNL/Oppenheimer Global Growth Fund

Effective April 28, 2014, the Separate Account has the following new Investment Division, for which no Accumulation Unit information is yet available:

JNL Series Trust
JNL/S&P Mid 3 Fund

Below are tables of Accumulation Unit values for Perspective II Contracts, followed by tables of Accumulation Unit values for L Series Contracts.
PERSPECTIVE II
ACCUMULATION UNIT VALUES:

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.15%

Investment Divisions	December 31,
2013
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.49
End of period	$11.63
Accumulation units outstanding at the end of period	98,381

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$11.03
End of period	$12.78
Accumulation units outstanding at the end of period	692,982

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$10.24
End of period	$12.41
Accumulation units outstanding at the end of period	724,123

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.93
End of period	$16.81
Accumulation units outstanding at the end of period	279,224

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.53
End of period	$17.27
Accumulation units outstanding at the end of period	335,703

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.65
End of period	$17.23
Accumulation units outstanding at the end of period	722,463

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.34
End of period	$11.78
Accumulation units outstanding at the end of period	430,385

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.29
End of period	$14.78
Accumulation units outstanding at the end of period	588,389

Investment Divisions	December 31,
2013
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.75
End of period	$10.73
Accumulation units outstanding at the end of period	53,782

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.27
End of period	$12.99
Accumulation units outstanding at the end of period	717,635

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.36
End of period	$12.38
Accumulation units outstanding at the end of period	373,897

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.58
End of period	$15.21
Accumulation units outstanding at the end of period	877,240

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.58
End of period	$12.66
Accumulation units outstanding at the end of period	374,550

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$11.08
End of period	$12.15
Accumulation units outstanding at the end of period	433,338

JNL/BlackRock Commodity Securities Strategy Division

Accumulation unit value:
Beginning of period	$10.41
End of period	$11.27
Accumulation units outstanding at the end of period	230,661

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.63
End of period	$12.02
Accumulation units outstanding at the end of period	1,431,948

Investment Divisions	December 31,
2013
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$29.34
End of period	$40.31
Accumulation units outstanding at the end of period	24,114

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$14.11
End of period	$14.82
Accumulation units outstanding at the end of period	186,432

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.77
End of period	$14.59
Accumulation units outstanding at the end of period	65,041

JNL/Capital Guardian Global Diversified Research Division

Accumulation unit value:
Beginning of period	$30.01
End of period	$36.55
Accumulation units outstanding at the end of period	16,817

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$19.24
End of period	$25.71
Accumulation units outstanding at the end of period	18,116

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$31.73
End of period	$40.92
Accumulation units outstanding at the end of period	127,017

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.43
End of period	$8.38
Accumulation units outstanding at the end of period	78,111

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.57
End of period	$7.31
Accumulation units outstanding at the end of period	63,345

Investment Divisions	December 31,
2013
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.89
End of period	$12.12
Accumulation units outstanding at the end of period	394,656

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.48
End of period	$11.55
Accumulation units outstanding at the end of period	180,652

JNL/Franklin Templeton Global Multisector Bond Division

Accumulation unit value:
Beginning of period	$11.72
End of period	$11.99
Accumulation units outstanding at the end of period	176,779

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.46
End of period	$14.13
Accumulation units outstanding at the end of period	289,769

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$10.81
End of period	$11.26
Accumulation units outstanding at the end of period	194,877

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.03
End of period	$11.75
Accumulation units outstanding at the end of period	213,709

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.47
End of period	$19.22
Accumulation units outstanding at the end of period	198,205

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$26.69
End of period	$26.11
Accumulation units outstanding at the end of period	72,693

Investment Divisions	December 31,
2013
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.43
End of period	$18.94
Accumulation units outstanding at the end of period	166,811

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$9.16
End of period	$12.15
Accumulation units outstanding at the end of period	41,673

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.91
End of period	$15.14
Accumulation units outstanding at the end of period	187,614

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.38
End of period	$21.62
Accumulation units outstanding at the end of period	89,305

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$13.15
End of period	$18.14
Accumulation units outstanding at the end of period	88,086

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$20.71
End of period	$26.80
Accumulation units outstanding at the end of period	17,672

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$18.05
End of period	$24.92
Accumulation units outstanding at the end of period	71,088

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$13.93
End of period	$14.60
Accumulation units outstanding at the end of period	589,832

Investment Divisions	December 31,
2013
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$15.46
End of period	$16.21
Accumulation units outstanding at the end of period	94,956

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$27.51
End of period	$38.62
Accumulation units outstanding at the end of period	49,395

JNL/JPMorgan U.S. Government & Quality Bond Division

Accumulation unit value:
Beginning of period	$22.10
End of period	$21.08
Accumulation units outstanding at the end of period	60,490

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.79
End of period	$14.25
Accumulation units outstanding at the end of period	8,780

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.76
End of period	$12.32
Accumulation units outstanding at the end of period	32,715

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$18.34
End of period	$24.81
Accumulation units outstanding at the end of period	104,842

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$14.79
End of period	$14.22
Accumulation units outstanding at the end of period	51,124

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$6.55
End of period	$7.83
Accumulation units outstanding at the end of period	31,700

Investment Divisions	December 31,
2013
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$15.21
End of period	$21.22
Accumulation units outstanding at the end of period	56,419

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$11.25
End of period	$14.52
Accumulation units outstanding at the end of period	81,098

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.44
End of period	$13.95
Accumulation units outstanding at the end of period	57,832

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.51
End of period	$9.96
Accumulation units outstanding at the end of period	327,521

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.91
End of period	$15.38
Accumulation units outstanding at the end of period	54,274

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$8.54
End of period	$11.26
Accumulation units outstanding at the end of period	186,542

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$16.36
End of period	$18.32
Accumulation units outstanding at the end of period	26,952

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$15.59
End of period	$21.72
Accumulation units outstanding at the end of period	250,792

Investment Divisions	December 31,
2013
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.62
End of period	$13.00
Accumulation units outstanding at the end of period	419,695

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$16.02
End of period	$19.23
Accumulation units outstanding at the end of period	265,646

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$12.82
End of period	$16.69
Accumulation units outstanding at the end of period	123,981

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.91
End of period	$12.97
Accumulation units outstanding at the end of period	30,833

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$13.69
End of period	$19.10
Accumulation units outstanding at the end of period	38,235

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$7.00
End of period	$8.52
Accumulation units outstanding at the end of period	17,698

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$34.54
End of period	$42.80
Accumulation units outstanding at the end of period	85,989

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$14.09
End of period	$15.69
Accumulation units outstanding at the end of period	11,095

Investment Divisions	December 31,
2013
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$13.36
End of period	$15.54
Accumulation units outstanding at the end of period	36,777

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$19.40
End of period	$25.51
Accumulation units outstanding at the end of period	208,899

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$12.81
End of period	$16.67
Accumulation units outstanding at the end of period	1,252,938

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$15.62
End of period	$16.20
Accumulation units outstanding at the end of period	73,897

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$16.85
End of period	$23.07
Accumulation units outstanding at the end of period	269,327

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$7.85
End of period	$9.79
Accumulation units outstanding at the end of period	212,255

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$10.59
End of period	$14.11
Accumulation units outstanding at the end of period	4,856

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.72
End of period	$12.95
Accumulation units outstanding at the end of period	48,234

Investment Divisions	December 31,
2013
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.31
End of period	$10.33
Accumulation units outstanding at the end of period	135,760

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$15.53
End of period	$19.39
Accumulation units outstanding at the end of period	123,968

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.05
End of period	$13.70
Accumulation units outstanding at the end of period	220,965

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.98
End of period	$20.31
Accumulation units outstanding at the end of period	483,504

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.89
End of period	$10.94
Accumulation units outstanding at the end of period	530,369

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$19.31
End of period	$20.66
Accumulation units outstanding at the end of period	181,276

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.79
End of period	$15.50
Accumulation units outstanding at the end of period	40,785

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$11.26
End of period	$15.29
Accumulation units outstanding at the end of period	17,963

Investment Divisions	December 31,
2013
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$20.36
End of period	$28.23
Accumulation units outstanding at the end of period	11,686

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$17.54
End of period	$18.06
Accumulation units outstanding at the end of period	1,004,223

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$19.05
End of period	$19.56
Accumulation units outstanding at the end of period	241,263

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$15.89
End of period	$16.35
Accumulation units outstanding at the end of period	389,386

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.24
End of period	$19.43
Accumulation units outstanding at the end of period	223,746

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$16.57
End of period	$20.61
Accumulation units outstanding at the end of period	288,746

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.36
End of period	$13.81
Accumulation units outstanding at the end of period	181,163

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$17.14
End of period	$20.78
Accumulation units outstanding at the end of period	673,295

Investment Divisions	December 31,
2013
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.92
End of period	$15.20
Accumulation units outstanding at the end of period	922,995

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$17.25
End of period	$19.76
Accumulation units outstanding at the end of period	891,309

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$11.08
End of period	$16.62
Accumulation units outstanding at the end of period	165,858

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$35.99
End of period	$49.33
Accumulation units outstanding at the end of period	126,739

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$55.72
End of period	$75.19
Accumulation units outstanding at the end of period	100,280

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.72
End of period	$10.72
Accumulation units outstanding at the end of period	159,093

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$17.32
End of period	$23.48
Accumulation units outstanding at the end of period	198,511

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$33.09
End of period	$39.04
Accumulation units outstanding at the end of period	174,609

Investment Divisions	December 31,
2013
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$13.15
End of period	$12.99
Accumulation units outstanding at the end of period	134,452

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$22.78
End of period	$29.51
Accumulation units outstanding at the end of period	34,901

Accumulation Unit Values
Contract with Endorsements - 2.295%

Investment Divisions	December 31,
2013
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.31
End of period	$11.80
Accumulation units outstanding at the end of period	426

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.56
End of period	$11.46
Accumulation units outstanding at the end of period	2,193

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.88
End of period	$16.36
Accumulation units outstanding at the end of period	1,396

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.13
End of period	$16.32
Accumulation units outstanding at the end of period	4,914

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.95
End of period	$14.17
Accumulation units outstanding at the end of period	7,488

Investment Divisions	December 31,
2013
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.85
End of period	$10.29
Accumulation units outstanding at the end of period	15,671

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.96
End of period	$12.45
Accumulation units outstanding at the end of period	9,385

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.77
End of period	$12.14
Accumulation units outstanding at the end of period	601

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.23
End of period	$14.59
Accumulation units outstanding at the end of period	10,892

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.26
End of period	$12.14
Accumulation units outstanding at the end of period	4,234

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.75
End of period	$11.65
Accumulation units outstanding at the end of period	346

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.72
End of period	$10.40
Accumulation units outstanding at the end of period	3,760

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.37
End of period	$11.58
Accumulation units outstanding at the end of period	29,764

Investment Divisions	December 31,
2013
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.00
End of period	$14.48
Accumulation units outstanding at the end of period	76

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$11.05
End of period	$12.47
Accumulation units outstanding at the end of period	577

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$24.52
End of period	$29.53
Accumulation units outstanding at the end of period	5,288

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$15.96
End of period	$21.09
Accumulation units outstanding at the end of period	118

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$26.33
End of period	$33.57
Accumulation units outstanding at the end of period	3,268

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.14
End of period	$6.82
Accumulation units outstanding at the end of period	1,236

Investment Divisions	December 31,
2013
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.24
End of period	$11.19
Accumulation units outstanding at the end of period	5,275

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.37
End of period	$10.66
Accumulation units outstanding at the end of period	1,855

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.58
End of period	$11.71
Accumulation units outstanding at the end of period	1,383

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.60
End of period	$12.94
Accumulation units outstanding at the end of period	41,905

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.12
End of period	$10.50
Accumulation units outstanding at the end of period	2,199

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.25
End of period	$17.40
Accumulation units outstanding at the end of period	1,580

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$21.81
End of period	$21.09
Accumulation units outstanding at the end of period	5,694

Investment Divisions	December 31,
2013
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.22
End of period	$17.15
Accumulation units outstanding at the end of period	259

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.66
End of period	$13.72
Accumulation units outstanding at the end of period	16,069

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.47
End of period	$22.35
Accumulation units outstanding at the end of period	667

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$15.86
End of period	$21.65
Accumulation units outstanding at the end of period	6,080

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.51
End of period	$13.90
Accumulation units outstanding at the end of period	23,660

Investment Divisions	December 31,
2013
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.39
End of period	$13.52
Accumulation units outstanding at the end of period	644

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.48
End of period	$31.20
Accumulation units outstanding at the end of period	1,663

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.06
End of period	$17.03
Accumulation units outstanding at the end of period	8,413

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.14
End of period	$13.42
Accumulation units outstanding at the end of period	1,280

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.14
End of period	$11.41
Accumulation units outstanding at the end of period	3,897

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$15.74
End of period	$21.05
Accumulation units outstanding at the end of period	8,806

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.04
End of period	$12.40
Accumulation units outstanding at the end of period	839

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.61
End of period	$6.64
Accumulation units outstanding at the end of period	605

Investment Divisions	December 31,
2013
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.03
End of period	$17.97
Accumulation units outstanding at the end of period	10,825

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.64
End of period	$12.30
Accumulation units outstanding at the end of period	2,933

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.06
End of period	$13.69
Accumulation units outstanding at the end of period	1,557

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.35
End of period	$9.70
Accumulation units outstanding at the end of period	535

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.32
End of period	$9.53
Accumulation units outstanding at the end of period	1,691

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.04
End of period	$15.54
Accumulation units outstanding at the end of period	7,529

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.36
End of period	$18.40
Accumulation units outstanding at the end of period	15,399

Investment Divisions	December 31,
2013
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.13
End of period	$16.77
Accumulation units outstanding at the end of period	319

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.67
End of period	$15.02
Accumulation units outstanding at the end of period	25,010

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.46
End of period	$17.18
Accumulation units outstanding at the end of period	3,960

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.59
End of period	$36.25
Accumulation units outstanding at the end of period	3,209

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

Investment Divisions	December 31,
2013
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.12
End of period	$22.25
Accumulation units outstanding at the end of period	1,682

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.30
End of period	$14.53
Accumulation units outstanding at the end of period	7,343

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.87
End of period	$20.11
Accumulation units outstanding at the end of period	1,714

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.72
End of period	$8.29
Accumulation units outstanding at the end of period	9,253

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$9.63
End of period	$12.70
Accumulation units outstanding at the end of period	672

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

Investment Divisions	December 31,
2013
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.38
End of period	$10.13
Accumulation units outstanding at the end of period	4,357

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.58
End of period	$16.75
Accumulation units outstanding at the end of period	66

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.25
End of period	$12.65
Accumulation units outstanding at the end of period	14,893

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.70
End of period	$16.94
Accumulation units outstanding at the end of period	14,342

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.37
End of period	$10.57
Accumulation units outstanding at the end of period	65,678

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.30
End of period	$17.23
Accumulation units outstanding at the end of period	21,287

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.52
End of period	$14.51
Accumulation units outstanding at the end of period	760

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.67
End of period	$14.32
Accumulation units outstanding at the end of period	2,872

Investment Divisions	December 31,
2013
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.00
End of period	$16.85
Accumulation units outstanding at the end of period	10,960

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.06
End of period	$18.24
Accumulation units outstanding at the end of period	11,522

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.93
End of period	$15.25
Accumulation units outstanding at the end of period	32,347

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.37
End of period	$18.12
Accumulation units outstanding at the end of period	417

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.16
End of period	$12.42
Accumulation units outstanding at the end of period	67,083

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.48
End of period	$17.35
Accumulation units outstanding at the end of period	18,623

Investment Divisions	December 31,
2013
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.67
End of period	$13.67
Accumulation units outstanding at the end of period	17,548

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.57
End of period	$16.50
Accumulation units outstanding at the end of period	34,661

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A
End of period	N/A
Accumulation units outstanding at the end of period	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$29.41
End of period	$39.86
Accumulation units outstanding at the end of period	5,359

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$45.53
End of period	$60.74
Accumulation units outstanding at the end of period	4,616

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.03
End of period	$9.82
Accumulation units outstanding at the end of period	47,193

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.98
End of period	$20.08
Accumulation units outstanding at the end of period	4,255

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$27.04
End of period	$31.54
Accumulation units outstanding at the end of period	14,465

Investment Divisions	December 31,
2013
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.75
End of period	$10.51
Accumulation units outstanding at the end of period	37,599

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$20.28
End of period	$25.97
Accumulation units outstanding at the end of period	1,366

L SERIES
ACCUMULATION UNIT VALUES:

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.55%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.26	$8.21
End of period	$11.31	$9.26
Accumulation units outstanding at the end of period	527,578	67,309

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.78	N/A
End of period	$12.42	N/A
Accumulation units outstanding at the end of period	145,509	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$10.00	$8.89
End of period	$12.07	$10.00
Accumulation units outstanding at the end of period	810,649	234,528

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.71	$13.44
End of period	$16.49	$14.71
Accumulation units outstanding at the end of period	693,798	183,833

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.30	$13.96
End of period	$16.94	$15.30
Accumulation units outstanding at the end of period	584,064	321,420

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.56	$14.25
End of period	$16.91	$15.56
Accumulation units outstanding at the end of period	1,303,742	939,328

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.31	N/A
End of period	$11.70	N/A
Accumulation units outstanding at the end of period	365,507	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.17	$10.00
End of period	$14.56	$11.17
Accumulation units outstanding at the end of period	595,741	128,030

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$11.06	$10.62
End of period	$10.57	$11.06
Accumulation units outstanding at the end of period	270,789	89,566

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.16	$8.76
End of period	$12.80	$10.16
Accumulation units outstanding at the end of period	226,554	58,399

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.33	N/A
End of period	$12.30	N/A
Accumulation units outstanding at the end of period	323,003	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.45	$9.95
End of period	$14.99	$11.45
Accumulation units outstanding at the end of period	569,394	128,843

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.47	$9.05
End of period	$12.48	$10.47
Accumulation units outstanding at the end of period	383,681	77,711

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.97	$9.49
End of period	$11.97	$10.97
Accumulation units outstanding at the end of period	479,518	130,578

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$10.16	$10.24
End of period	$10.96	$10.16
Accumulation units outstanding at the end of period	299,493	113,286

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.54	$9.77
End of period	$11.86	$10.54
Accumulation units outstanding at the end of period	2,356,533	895,735

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$27.34	$25.10
End of period	$37.42	$27.34
Accumulation units outstanding at the end of period	32,410	8,846

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.10	N/A
End of period	$14.70	N/A
Accumulation units outstanding at the end of period	190,257	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.14	$10.91
End of period	$13.81	$12.14
Accumulation units outstanding at the end of period	41,695	29,743

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$27.96	$24.27
End of period	$33.92	$27.96
Accumulation units outstanding at the end of period	37,407	9,480

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$18.02	$16.10
End of period	$23.99	$18.02
Accumulation units outstanding at the end of period	97,820	25,955

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$29.72	$26.52
End of period	$38.19	$29.72
Accumulation units outstanding at the end of period	215,691	61,167

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.84	$7.33
End of period	$8.18	$8.84
Accumulation units outstanding at the end of period	82,882	23,770

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.42	$6.10
End of period	$7.13	$7.42
Accumulation units outstanding at the end of period	115,362	48,485

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.65	$8.46
End of period	$11.78	$9.65
Accumulation units outstanding at the end of period	204,007	95,069

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.75	$7.28
End of period	$11.23	$8.75
Accumulation units outstanding at the end of period	163,711	28,199

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.67	$10.05
End of period	$11.89	$11.67
Accumulation units outstanding at the end of period	376,844	119,957

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.20	$11.04
End of period	$13.70	$12.20
Accumulation units outstanding at the end of period	434,983	34,088

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.43	$6.73
End of period	$10.99	$8.43
Accumulation units outstanding at the end of period	267,905	87,968

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$9.05	$8.09
End of period	$11.43	$9.05
Accumulation units outstanding at the end of period	280,901	119,942

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.03	$12.11
End of period	$18.56	$14.03
Accumulation units outstanding at the end of period	328,703	96,727

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.87	$23.44
End of period	$24.23	$24.87
Accumulation units outstanding at the end of period	77,469	35,656

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.99	$12.04
End of period	$18.29	$13.99
Accumulation units outstanding at the end of period	152,107	61,218

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.94	N/A
End of period	$11.82	N/A
Accumulation units outstanding at the end of period	106,794	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.46	$11.44
End of period	$14.63	$14.46
Accumulation units outstanding at the end of period	257,283	115,106

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$17.13	$15.03
End of period	$20.06	$17.13
Accumulation units outstanding at the end of period	148,521	39,966

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$12.57	$11.35
End of period	$17.28	$12.57
Accumulation units outstanding at the end of period	239,934	71,802

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.52	$18.40
End of period	$25.15	$19.52
Accumulation units outstanding at the end of period	41,741	13,288

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$17.26	$14.89
End of period	$23.74	$17.26
Accumulation units outstanding at the end of period	145,409	21,876

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.79	$10.21
End of period	$14.35	$11.79
Accumulation units outstanding at the end of period	1,233,099	429,456

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$12.72	$11.03
End of period	$15.22	$12.72
Accumulation units outstanding at the end of period	152,869	29,220

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$25.64	$22.40
End of period	$35.85	$25.64
Accumulation units outstanding at the end of period	96,233	30,234

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.59	$20.18
End of period	$19.56	$20.59
Accumulation units outstanding at the end of period	80,522	79,888

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.56	$12.77
End of period	$13.95	$13.56
Accumulation units outstanding at the end of period	7,301	6,964

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.54	$8.36
End of period	$11.99	$9.54
Accumulation units outstanding at the end of period	2,711	21,766

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$17.37	$14.99
End of period	$23.41	$17.37
Accumulation units outstanding at the end of period	579,458	100,284

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$14.15	$13.87
End of period	$13.56	$14.15
Accumulation units outstanding at the end of period	75,548	76,355

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$6.20	$5.24
End of period	$7.39	$6.20
Accumulation units outstanding at the end of period	62,844	22,193

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$14.41	$11.85
End of period	$20.02	$14.41
Accumulation units outstanding at the end of period	80,303	29,811

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$10.66	$9.73
End of period	$13.70	$10.66
Accumulation units outstanding at the end of period	112,287	54,639

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.45	N/A
End of period	$9.87	N/A
Accumulation units outstanding at the end of period	512,705	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.71	N/A
End of period	$15.06	N/A
Accumulation units outstanding at the end of period	62,565	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$8.09	$6.52
End of period	$10.62	$8.09
Accumulation units outstanding at the end of period	95,637	52,101

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$15.50	N/A
End of period	$17.29	N/A
Accumulation units outstanding at the end of period	20,183	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$14.77	$12.66
End of period	$20.50	$14.77
Accumulation units outstanding at the end of period	256,916	60,683

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.39	$9.26
End of period	$12.65	$10.39
Accumulation units outstanding at the end of period	313,182	226,888

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$15.33	$13.19
End of period	$18.33	$15.33
Accumulation units outstanding at the end of period	268,145	68,907

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$12.41	$10.68
End of period	$16.09	$12.41
Accumulation units outstanding at the end of period	149,114	45,558

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.65	$8.58
End of period	$12.57	$9.65
Accumulation units outstanding at the end of period	45,681	46,311

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$13.25	$11.25
End of period	$18.41	$13.25
Accumulation units outstanding at the end of period	173,849	104,318

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.84	N/A
End of period	$8.30	N/A
Accumulation units outstanding at the end of period	35,401	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$32.72	$31.85
End of period	$40.39	$32.72
Accumulation units outstanding at the end of period	87,960	22,634

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.85	$12.56
End of period	$15.36	$13.85
Accumulation units outstanding at the end of period	31,497	7,943

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.89	$9.92
End of period	$15.07	$10.89
Accumulation units outstanding at the end of period	99,203	10,082

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$18.57	$16.09
End of period	$24.32	$18.57
Accumulation units outstanding at the end of period	262,949	63,141

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$12.26	$10.79
End of period	$15.89	$12.26
Accumulation units outstanding at the end of period	809,638	171,714

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.70	$10.44
End of period	$15.77	$11.70
Accumulation units outstanding at the end of period	52,233	1,804

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$16.13	$14.14
End of period	$21.99	$16.13
Accumulation units outstanding at the end of period	301,405	45,952

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$7.44	$6.79
End of period	$9.24	$7.44
Accumulation units outstanding at the end of period	390,960	189,025

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$10.24	N/A
End of period	$13.60	N/A
Accumulation units outstanding at the end of period	22,663	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.49	N/A
End of period	$12.87	N/A
Accumulation units outstanding at the end of period	2,731	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.43	N/A
End of period	$10.26	N/A
Accumulation units outstanding at the end of period	143,137	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$14.83	$12.49
End of period	$18.43	$14.83
Accumulation units outstanding at the end of period	189,941	70,499

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.89	$13.95
End of period	$13.33	$14.89
Accumulation units outstanding at the end of period	386,151	402,367

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.77	$18.58
End of period	$19.06	$19.77
Accumulation units outstanding at the end of period	478,437	399,604

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.53	$9.92
End of period	$10.81	$10.53
Accumulation units outstanding at the end of period	880,165	197,637

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.20	$15.83
End of period	$19.39	$18.20
Accumulation units outstanding at the end of period	273,948	160,855

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.90	$9.51
End of period	$15.14	$10.90
Accumulation units outstanding at the end of period	59,906	15,074

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$11.05	N/A
End of period	$14.94	N/A
Accumulation units outstanding at the end of period	109,789	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$18.98	N/A
End of period	$26.20	N/A
Accumulation units outstanding at the end of period	20,669	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.47	$10.89
End of period	$17.63	$12.47
Accumulation units outstanding at the end of period	1,415,667	428,371

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.56	$11.81
End of period	$19.09	$13.56
Accumulation units outstanding at the end of period	139,248	10,527

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.39	$11.16
End of period	$15.96	$12.39
Accumulation units outstanding at the end of period	686,859	171,729

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.84	$11.43
End of period	$18.96	$12.84
Accumulation units outstanding at the end of period	292,422	17,178

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$15.62	$13.70
End of period	$19.35	$15.62
Accumulation units outstanding at the end of period	521,023	214,679

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.93	$12.07
End of period	$13.31	$12.93
Accumulation units outstanding at the end of period	753,026	356,551

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$16.16	$14.23
End of period	$19.51	$16.16
Accumulation units outstanding at the end of period	1,758,104	666,035

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.47	$12.34
End of period	$14.65	$13.47
Accumulation units outstanding at the end of period	1,005,009	658,656

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$16.26	$14.52
End of period	$18.55	$16.26
Accumulation units outstanding at the end of period	1,826,370	791,534

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.86	$9.05
End of period	$16.22	$10.86
Accumulation units outstanding at the end of period	112,150	6,849

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$33.54	$28.67
End of period	$45.79	$33.54
Accumulation units outstanding at the end of period	278,413	71,602

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$51.93	$46.43
End of period	$69.79	$51.93
Accumulation units outstanding at the end of period	158,272	61,291

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.54	$10.45
End of period	$10.39	$10.54
Accumulation units outstanding at the end of period	413,658	206,643

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$16.47	$14.01
End of period	$22.23	$16.47
Accumulation units outstanding at the end of period	241,523	79,892

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$30.84	$28.45
End of period	$36.24	$30.84
Accumulation units outstanding at the end of period	463,885	118,236

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.26	$12.45
End of period	$12.07	$12.26
Accumulation units outstanding at the end of period	338,573	272,856

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$21.86	$19.09
End of period	$28.21	$21.86
Accumulation units outstanding at the end of period	147,484	42,138

Accumulation Unit Values
Contract with Endorsements - 2.695%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.65	$7.76
End of period	$10.45	$8.65
Accumulation units outstanding at the end of period	1,425	1,100

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.66	N/A
End of period	$16.05	N/A
Accumulation units outstanding at the end of period	3,353	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.83	$9.81
End of period	$13.96	$10.83
Accumulation units outstanding at the end of period	4,641	3,958

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.73	N/A
End of period	$10.14	N/A
Accumulation units outstanding at the end of period	2,170	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.86	$8.59
End of period	$12.27	$9.86
Accumulation units outstanding at the end of period	221	237

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.11	N/A
End of period	$14.38	N/A
Accumulation units outstanding at the end of period	5,918	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.64	$9.31
End of period	$11.48	$10.64
Accumulation units outstanding at the end of period	405	408

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.49	$9.68
End of period	$10.12	$9.49
Accumulation units outstanding at the end of period	5,584	5,303

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.27	N/A
End of period	$11.43	N/A
Accumulation units outstanding at the end of period	11,632	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$24.66	N/A
End of period	$31.33	N/A
Accumulation units outstanding at the end of period	29	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.34	$6.99
End of period	$7.63	$8.34
Accumulation units outstanding at the end of period	1,104	998

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.00	$5.82
End of period	$6.65	$7.00
Accumulation units outstanding at the end of period	790	799

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.02	$7.99
End of period	$10.88	$9.02
Accumulation units outstanding at the end of period	13,707	14,030

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.53	N/A
End of period	$11.62	N/A
Accumulation units outstanding at the end of period	2,712	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.30	N/A
End of period	$12.55	N/A
Accumulation units outstanding at the end of period	17,270	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.24	$10.60
End of period	$13.25	$13.24
Accumulation units outstanding at the end of period	1,488	1,505

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$13.99	$12.42
End of period	$16.21	$13.99
Accumulation units outstanding at the end of period	740	749

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.06	N/A
End of period	$15.03	N/A
Accumulation units outstanding at the end of period	1,549	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$16.47	$15.70
End of period	$20.98	$16.47
Accumulation units outstanding at the end of period	1,763	1,951

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.36	N/A
End of period	$13.67	N/A
Accumulation units outstanding at the end of period	4,418	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$20.94	N/A
End of period	$28.96	N/A
Accumulation units outstanding at the end of period	348	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$16.82	N/A
End of period	$15.80	N/A
Accumulation units outstanding at the end of period	165	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$14.89	$12.99
End of period	$19.83	$14.89
Accumulation units outstanding at the end of period	980	992

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$12.48	$12.38
End of period	$11.82	$12.48
Accumulation units outstanding at the end of period	12,263	12,466

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$12.35	$10.27
End of period	$16.96	$12.35
Accumulation units outstanding at the end of period	160	185

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.30	N/A
End of period	$9.61	N/A
Accumulation units outstanding at the end of period	403	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$6.93	$5.65
End of period	$9.00	$6.93
Accumulation units outstanding at the end of period	959	1,002

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$12.66	$10.97
End of period	$17.36	$12.66
Accumulation units outstanding at the end of period	1,771	1,728

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.29	$9.83
End of period	$14.47	$11.29
Accumulation units outstanding at the end of period	12,173	12,575

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.06	$10.35
End of period	$16.56	$12.06
Accumulation units outstanding at the end of period	167	189

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.04	$27.60
End of period	$34.21	$28.04
Accumulation units outstanding at the end of period	1,566	1,561

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.10	N/A
End of period	$13.81	N/A
Accumulation units outstanding at the end of period	193	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$16.38	$14.36
End of period	$21.21	$16.38
Accumulation units outstanding at the end of period	128	142

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$10.81	$9.63
End of period	$13.85	$10.81
Accumulation units outstanding at the end of period	2,146	2,167

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.23	$12.61
End of period	$19.17	$14.23
Accumulation units outstanding at the end of period	380	109

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.37	$5.89
End of period	$7.83	$6.37
Accumulation units outstanding at the end of period	611	616

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.91	$13.18
End of period	$12.31	$13.91
Accumulation units outstanding at the end of period	3,435	14,318

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$16.68	$15.86
End of period	$15.90	$16.68
Accumulation units outstanding at the end of period	5,007	7,128

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$15.36	$13.51
End of period	$16.17	$15.36
Accumulation units outstanding at the end of period	5,073	5,111

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.32	$9.11
End of period	$14.18	$10.32
Accumulation units outstanding at the end of period	407	411

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.46	$8.98
End of period	$13.99	$10.46
Accumulation units outstanding at the end of period	421	425

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$15.51	$13.77
End of period	$21.16	$15.51
Accumulation units outstanding at the end of period	128	150

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$12.79	N/A
End of period	$17.80	N/A
Accumulation units outstanding at the end of period	966	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.69	N/A
End of period	$14.88	N/A
Accumulation units outstanding at the end of period	2,048	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$11.77	$11.11
End of period	$11.97	$11.77
Accumulation units outstanding at the end of period	7,170	6,903

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$13.65	N/A
End of period	$16.29	N/A
Accumulation units outstanding at the end of period	4,191	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.26	$11.35
End of period	$13.18	$12.26
Accumulation units outstanding at the end of period	15,043	16,175

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$13.74	$12.41
End of period	$15.49	$13.74
Accumulation units outstanding at the end of period	347	351

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.25	$8.64
End of period	$15.13	$10.25
Accumulation units outstanding at the end of period	351	446

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$27.48	N/A
End of period	$37.09	N/A
Accumulation units outstanding at the end of period	149	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$42.43	$38.38
End of period	$56.38	$42.43
Accumulation units outstanding at the end of period	172	174

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.77	$9.80
End of period	$9.52	$9.77
Accumulation units outstanding at the end of period	3,798	3,193

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.24	$12.26
End of period	$19.01	$14.24
Accumulation units outstanding at the end of period	1,506	1,522

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$25.20	N/A
End of period	$29.27	N/A
Accumulation units outstanding at the end of period	9,429	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.02	$10.29
End of period	$9.75	$10.02
Accumulation units outstanding at the end of period	28,397	409

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Questions: If you have any questions about your Contract, you may contact us at:

Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951

Institutional Marketing Group Service Center:	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)
(for Contracts purchased through a bank or another financial institution)

Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951 Attn: IMG

Home Office:	1 Corporate Way, Lansing, Michigan 48951

STATEMENT OF ADDITIONAL INFORMATION

April 28 , 201 4

PERSPECTIVE L SERIESSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY
(Contracts offered for sale on and after December 12, 2011)

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 28 , 201 4 .  The Prospectus may be obtained from Jackson National Life Insurance Company by writing P.O. Box 30314 Lansing, Michigan 48909-7814, or calling 1-800-644-4565.

Page
General Information and History	2
Services	9
Purchase of Securities Being Offered	10
Underwriters	10
Calculation of Performance	10
Additional Tax Information	12
Annuity Provisions	22
Net Investment Factor	22
Condensed Financial Information	23
Financial Statements of the Separate Account	Appendix A
Financial Statements of Jackson	Appendix B

General Information and History

Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson®).  Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).  “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “Dow Jones Select Dividend Index”, “The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield® is a registered trademark of Brookfield Office Properties, Inc. ; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital DowSM 10 Fund, the JNL/Mellon Capital DowSM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES .  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIB I LITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.  S&P Capital IQ is a trademark of Standard Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund and JNL/S&P 4 Fund. SPIAS is co-Sub-Adviser with Mellon Capital for the following funds: JNL/S&P Mid 3 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund .

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial , Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

 “The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund or the JNL/Mellon Capital JNL Optimized 5 Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND AND THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Services

Jackson keeps the assets of the Separate Account.  Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of Jackson National Separate Account I and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at Aon Center, 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator.  Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  For the past three years, Jackson paid $430,000 in 2011, $450,000 in 2012 , and $520,500 in 2013 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold.  The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237.  JNLD is a subsidiary of Jackson.

The aggregate amount of underwriting commissions paid to broker/dealers was $342,288,161 in 2011 , $367,784,798 in 2012 , and $418,298,955 in 2013 .  JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Money Market Fund), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts.  Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Funds.  We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the ending redeemable value ("redeemable value") of that investment at the end of the period, carried to at least the nearest hundredth of a percent.  Standardized average annual total return reflects the deduction of all recurring charges that are charged to all Contracts.  The redeemable value also reflects the effect of any applicable withdrawal charge or other charge that may be imposed at the end of the period.  No deduction is made for premium taxes that may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis.  Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.  The Contract is designed for long-term investment; therefore, Jackson believes that non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be useful to investors.  Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment that more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.  Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate.  Any quotation of performance should not be considered a guarantee of future performance.  Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management.  An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division.  The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period.  Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period.  The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

The maximum withdrawal charge is 8%.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission.  Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Funds.  The yield on amounts held in the Investment Division normally will fluctuate over time.  Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return.  An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Money Market Fund will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent.  We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period.  The JNL/WMC Money Market Fund's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7).  The JNL/WMC Money Market Fund's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/WMC Money Market Fund's effective yield will fluctuate daily.  Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion.  The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information.  There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant.  It should be noted that neither a Contract owner's investment in the JNL/WMC Money Market Fund nor that Division's investment in the JNL/WMC Money Market Fund is guaranteed or insured.  Yields of other money market Funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER.  JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.  PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS.  MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson's Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code").  For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code, governs the taxation of annuities in general.  An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected.  For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract.  For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis.  The taxable portion of a withdrawal is taxed at ordinary income tax rates.  Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income.  All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.  The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made.  No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract).  For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.   T hese levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer.  This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals).  Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement.  If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%.  If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate.  A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts.  The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department").  Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.  The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual Funds underlying the variable Contracts.  These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above.  Under these Regulations, a mutual Fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual Fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual Fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual Fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual Fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account.  Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.  Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time.  The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion.  The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects.  The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 98 Investment Divisions and at least one Fixed Account, although a Contract owner's Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution.  Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts.  For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange.  Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange.  Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule.  Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities.  Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies).  However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans.  Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences.  Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances.  Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity.  The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income.  In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract.  If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan.  If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable.  If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval

The Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans.  Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts.  It provides that if the Contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal.  Withdrawn earnings are included in a taxpayer's gross income.  Section 72 further provides that a 10% penalty will apply to the income portion of any distribution.  The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan.  Special tax rules may be available for certain distributions from a tax-qualified Contract.  Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A.  To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts; (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an  IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code).  The exceptions stated in items (4) and (6) above do not apply in the case of an IRA.  The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship.  Hardship withdrawals do not include any earnings on salary reduction contributions.  These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988.  The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans.  Tax penalties may also apply.  While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion.  Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes – Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA.  Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used.  Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement.  In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2.  Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used.  Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs.  If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans.  Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures.  Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound.  Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred.  However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan.  Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances.  Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein.  Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.  Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts.  (See "Tax Treatment of Withdrawals – Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women.  The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables that do not differentiate on the basis of sex.  Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code.  These qualifying employers may make contributions to the Contracts for the benefit of their employees.  Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract.  The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.  Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts.  Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity").  Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual's gross income.  IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions.  Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.  Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity.  Purchase payments for Roth IRA annuities are limited to a maximum of $5,500 for 201 4 .  The limit will be adjusted annually for inflation in $500 increments.  In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions.  The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000.  The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels.  For 2013, these levels are $11 4 ,000 in the case of single taxpayers, $1 81 ,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately.  These levels are indexed annually in $1,000 increments.  An overall $5,500 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.  Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution.  Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity.  The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity.  Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity.  The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over.  There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees.  These retirement plans may permit the purchase of the Contracts to provide benefits under the plan.  Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan.  The tax consequences to owners may vary depending upon the particular plan design.  However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders.  Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent Contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code.  The amounts deferred under a Plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary.  As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant's includible compensation or the $17,500 elective deferral limitation in 201 4 .  The limit is indexed for inflation in $500 increments annually.  In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions.  The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,500.

The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age.  Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries.  For this purpose, custodial accounts and certain annuity Contracts are treated as trusts.  The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer.  In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code.  In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

●	attains age 70 1/2,
●	severs employment,
●	dies, or
●	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457.  Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 1.5%.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 1.5%.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus
(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

Condensed Financial Information

Accumulation Unit Values

The tables reflect the A ccumulation U nit values for each Investment Division for the beginning and end of the periods indicated, and the number of A ccumulation U nits outstanding as of the end of the periods indicated – for Contracts with all levels of charges (and combinations of optional endorsements) , except base Contracts (with Administration Charge waiver and no optional endorsements) or Contracts with the most expensive combination of charges and optional endorsements, which can be found in the Prospectus .  The tables do not provide partial year information.  The tables provide A ccumulation U nit values and the number of A ccumulation U nits outstanding only if that information is available throughout the period.  Where A ccumulation U nit values and the number of A ccumulation U nits outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

Contact the Annuity Service Center (our contact information is on the cover page of the P rospectus ) to ask about the more timely A ccumulation U nit values that are available for each Investment Division.

Set forth below are fund changes and additions since the September 16, 2013 Supplement to the Prospectus dated April 29 , 201 3 , for your information in reviewing Accumulation Unit information.

The following fund changes and additions are effective April 28, 2014 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Brookfield Global Infrastructure Fund to JNL/Brookfield Global Infrastructure and MLP Fund
JNL/M&G Global Basics Fund merged into JNL/Oppenheimer Global Growth Fund

Effective April 28, 2014, the Separate Account has the following new Investment Division, for which no Accumulation Unit information is yet available:

JNL Series Trust
JNL/S&P Mid 3 Fund

Accumulation Unit Values
Base Contract - 1.60%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.23	$8.19
End of period	$11.27	$9.23
Accumulation units outstanding at the end of period	6,771	6,822

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.74	$9.63
End of period	$12.38	$10.74
Accumulation units outstanding at the end of period	3,869	3,617

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.97	$8.87
End of period	$12.03	$9.97
Accumulation units outstanding at the end of period	6,685	6,453

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.68	$13.42
End of period	$16.45	$14.68
Accumulation units outstanding at the end of period	5,594	5,622

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.27	$13.94
End of period	$16.90	$15.27
Accumulation units outstanding at the end of period	52,656	51,344

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.53	$14.23
End of period	$16.87	$15.53
Accumulation units outstanding at the end of period	12,480	11,948

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.31	N/A
End of period	$11.69	N/A
Accumulation units outstanding at the end of period	20,428	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.15	$9.99
End of period	$14.53	$11.15
Accumulation units outstanding at the end of period	10,269	8,334

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$11.05	$10.62
End of period	$10.55	$11.05
Accumulation units outstanding at the end of period	7,435	3,679

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.15	$8.75
End of period	$12.77	$10.15
Accumulation units outstanding at the end of period	2,511	1,647

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.33	N/A
End of period	$12.29	N/A
Accumulation units outstanding at the end of period	2,383	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.44	$9.94
End of period	$14.96	$11.44
Accumulation units outstanding at the end of period	8,390	6,742

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.45	$9.05
End of period	$12.46	$10.45
Accumulation units outstanding at the end of period	11,030	9,003

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.95	N/A
End of period	$11.95	N/A
Accumulation units outstanding at the end of period	19,483	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$10.13	$10.22
End of period	$10.92	$10.13
Accumulation units outstanding at the end of period	9,184	8,321

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.53	N/A
End of period	$11.84	N/A
Accumulation units outstanding at the end of period	36,307	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$27.10	$24.90
End of period	$37.07	$27.10
Accumulation units outstanding at the end of period	3,443	1,127

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.09	$10.35
End of period	$14.68	$12.09
Accumulation units outstanding at the end of period	1,341	1,375

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.06	$10.84
End of period	$13.72	$12.06
Accumulation units outstanding at the end of period	13,047	13,608

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$17.88	$15.98
End of period	$23.78	$17.88
Accumulation units outstanding at the end of period	736	744

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$29.48	$26.32
End of period	$37.86	$29.48
Accumulation units outstanding at the end of period	2,863	2,254

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.82	$7.31
End of period	$8.16	$8.82
Accumulation units outstanding at the end of period	11,977	11,688

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.40	$6.09
End of period	$7.11	$7.40
Accumulation units outstanding at the end of period	5,163	3,140

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.63	$8.44
End of period	$11.74	$9.63
Accumulation units outstanding at the end of period	2,170	1,629

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.72	$7.26
End of period	$11.19	$8.72
Accumulation units outstanding at the end of period	1,998	497

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.66	$10.05
End of period	$11.88	$11.66
Accumulation units outstanding at the end of period	17,017	14,043

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.15	$11.01
End of period	$13.65	$12.15
Accumulation units outstanding at the end of period	5,517	3,935

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.41	$6.71
End of period	$10.96	$8.41
Accumulation units outstanding at the end of period	4,744	5,168

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$9.02	$8.07
End of period	$11.39	$9.02
Accumulation units outstanding at the end of period	13,220	12,603

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.98	$12.07
End of period	$18.48	$13.98
Accumulation units outstanding at the end of period	4,692	4,718

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.66	$23.25
End of period	$24.01	$24.66
Accumulation units outstanding at the end of period	8,508	7,039

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.94	$12.00
End of period	$18.21	$13.94
Accumulation units outstanding at the end of period	5,552	1,780

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.92	N/A
End of period	$11.78	N/A
Accumulation units outstanding at the end of period	4,647	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.40	$11.41
End of period	$14.57	$14.40
Accumulation units outstanding at the end of period	5,313	2,737

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$12.50	$11.29
End of period	$17.17	$12.50
Accumulation units outstanding at the end of period	649	666

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.37	$18.27
End of period	$24.96	$19.37
Accumulation units outstanding at the end of period	249	262

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.77	$10.20
End of period	$14.32	$11.77
Accumulation units outstanding at the end of period	63,990	58,302

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$12.63	$10.95
End of period	$15.10	$12.63
Accumulation units outstanding at the end of period	1,424	1,035

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$25.41	$22.21
End of period	$35.52	$25.41
Accumulation units outstanding at the end of period	907	907

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.41	$20.01
End of period	$19.38	$20.41
Accumulation units outstanding at the end of period	3,998	4,045

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.53	$12.75
End of period	$13.91	$13.53
Accumulation units outstanding at the end of period	179	82

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$17.26	$14.90
End of period	$23.24	$17.26
Accumulation units outstanding at the end of period	4,770	4,949

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$14.32	$11.78
End of period	$19.88	$14.32
Accumulation units outstanding at the end of period	1,998	1,930

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$10.59	$9.67
End of period	$13.60	$10.59
Accumulation units outstanding at the end of period	1,926	1,870

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.45	$9.03
End of period	$9.85	$10.45
Accumulation units outstanding at the end of period	6,958	4,516

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.69	N/A
End of period	$15.02	N/A
Accumulation units outstanding at the end of period	183	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$8.04	$6.48
End of period	$10.55	$8.04
Accumulation units outstanding at the end of period	2,082	989

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$15.39	N/A
End of period	$17.16	N/A
Accumulation units outstanding at the end of period	111	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$14.67	$12.58
End of period	$20.35	$14.67
Accumulation units outstanding at the end of period	3,976	3,377

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.36	$9.24
End of period	$12.61	$10.36
Accumulation units outstanding at the end of period	3,986	4,042

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$15.25	$13.13
End of period	$18.22	$15.25
Accumulation units outstanding at the end of period	1,110	1,006

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$12.36	N/A
End of period	$16.01	N/A
Accumulation units outstanding at the end of period	7,387	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$13.19	$11.21
End of period	$18.32	$13.19
Accumulation units outstanding at the end of period	3,275	3,393

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$32.50	$31.65
End of period	$40.09	$32.50
Accumulation units outstanding at the end of period	2,699	2,311

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.82	$12.54
End of period	$15.32	$13.82
Accumulation units outstanding at the end of period	2,432	2,568

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.86	$9.89
End of period	$15.01	$10.86
Accumulation units outstanding at the end of period	1,275	1,141

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$18.47	$16.01
End of period	$24.17	$18.47
Accumulation units outstanding at the end of period	272	120

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$12.19	$10.74
End of period	$15.79	$12.19
Accumulation units outstanding at the end of period	4,565	2,682

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$16.04	$14.07
End of period	$21.86	$16.04
Accumulation units outstanding at the end of period	1,928	1,869

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$7.39	$6.75
End of period	$9.17	$7.39
Accumulation units outstanding at the end of period	9,739	9,469

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.43	N/A
End of period	$10.25	N/A
Accumulation units outstanding at the end of period	648	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$14.74	$12.43
End of period	$18.31	$14.74
Accumulation units outstanding at the end of period	5,886	5,887

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.85	$13.92
End of period	$13.28	$14.85
Accumulation units outstanding at the end of period	29,115	24,657

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.63	$18.45
End of period	$18.91	$19.63
Accumulation units outstanding at the end of period	30,708	20,495

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.52	$9.91
End of period	$10.80	$10.52
Accumulation units outstanding at the end of period	16,020	11,805

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.07	$15.72
End of period	$19.24	$18.07
Accumulation units outstanding at the end of period	16,704	13,749

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.88	$9.49
End of period	$15.10	$10.88
Accumulation units outstanding at the end of period	401	272

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$18.81	$16.53
End of period	$25.96	$18.81
Accumulation units outstanding at the end of period	482	489

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.44	$10.87
End of period	$17.58	$12.44
Accumulation units outstanding at the end of period	8,795	7,635

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.53	$11.79
End of period	$19.03	$13.53
Accumulation units outstanding at the end of period	5,094	5,448

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.36	N/A
End of period	$15.91	N/A
Accumulation units outstanding at the end of period	15,700	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.81	$11.41
End of period	$18.91	$12.81
Accumulation units outstanding at the end of period	2,075	1,655

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$15.51	$13.60
End of period	$19.20	$15.51
Accumulation units outstanding at the end of period	3,206	3,241

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.88	$12.03
End of period	$13.25	$12.88
Accumulation units outstanding at the end of period	41,564	42,448

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$16.04	N/A
End of period	$19.36	N/A
Accumulation units outstanding at the end of period	24,715	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.42	$12.29
End of period	$14.58	$13.42
Accumulation units outstanding at the end of period	46,041	38,275

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$16.14	$14.42
End of period	$18.41	$16.14
Accumulation units outstanding at the end of period	20,016	16,824

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.83	$9.04
End of period	$16.17	$10.83
Accumulation units outstanding at the end of period	76	142

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$33.24	N/A
End of period	$45.37	N/A
Accumulation units outstanding at the end of period	5,896	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$51.47	N/A
End of period	$69.14	N/A
Accumulation units outstanding at the end of period	3,852	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.51	$10.42
End of period	$10.35	$10.51
Accumulation units outstanding at the end of period	1,700	24,021

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$16.36	$13.93
End of period	$22.08	$16.36
Accumulation units outstanding at the end of period	4,693	316

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$30.57	$28.21
End of period	$35.90	$30.57
Accumulation units outstanding at the end of period	683	520

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$12.14	$12.34
End of period	$11.95	$12.14
Accumulation units outstanding at the end of period	6,788	9,770

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$21.75	$19.00
End of period	$28.05	$21.75
Accumulation units outstanding at the end of period	3,875	526

Accumulation Unit Values
Base Contract - 1.70%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.18	$8.15
End of period	$11.20	$9.18
Accumulation units outstanding at the end of period	6,168,629	2,952,505

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.68	$9.59
End of period	$12.30	$10.68
Accumulation units outstanding at the end of period	8,825,755	5,117,186

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.91	$8.82
End of period	$11.95	$9.91
Accumulation units outstanding at the end of period	11,427,529	6,605,152

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.63	$13.39
End of period	$16.38	$14.63
Accumulation units outstanding at the end of period	10,209,507	7,003,079

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.22	$13.90
End of period	$16.82	$15.22
Accumulation units outstanding at the end of period	14,187,199	9,463,549

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.47	$14.20
End of period	$16.79	$15.47
Accumulation units outstanding at the end of period	22,675,806	14,123,579

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.30	N/A
End of period	$11.67	N/A
Accumulation units outstanding at the end of period	7,732,234	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.12	$9.97
End of period	$14.48	$11.12
Accumulation units outstanding at the end of period	10,051,527	5,062,694

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$11.02	$10.60
End of period	$10.51	$11.02
Accumulation units outstanding at the end of period	4,055,489	2,740,474

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.12	$8.73
End of period	$12.73	$10.12
Accumulation units outstanding at the end of period	2,853,561	1,343,988

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.32	N/A
End of period	$12.27	N/A
Accumulation units outstanding at the end of period	6,894,889	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.41	$9.93
End of period	$14.91	$11.41
Accumulation units outstanding at the end of period	12,046,150	5,701,852

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.42	$9.03
End of period	$12.41	$10.42
Accumulation units outstanding at the end of period	4,989,309	2,507,930

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.92	$9.46
End of period	$11.91	$10.92
Accumulation units outstanding at the end of period	6,425,359	3,317,406

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$10.07	$10.17
End of period	$10.84	$10.07
Accumulation units outstanding at the end of period	6,385,700	3,651,596

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.50	$9.75
End of period	$11.81	$10.50
Accumulation units outstanding at the end of period	34,508,089	20,996,198

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$26.64	$24.49
End of period	$36.40	$26.64
Accumulation units outstanding at the end of period	645,762	365,362

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.08	N/A
End of period	$14.65	N/A
Accumulation units outstanding at the end of period	3,295,996	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$11.91	$10.72
End of period	$13.53	$11.91
Accumulation units outstanding at the end of period	2,100,810	986,885

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$27.23	$23.67
End of period	$32.99	$27.23
Accumulation units outstanding at the end of period	661,541	316,142

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$17.59	$15.74
End of period	$23.38	$17.59
Accumulation units outstanding at the end of period	1,658,613	651,914

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$29.01	$25.92
End of period	$37.21	$29.01
Accumulation units outstanding at the end of period	2,973,554	1,349,585

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.78	$7.28
End of period	$8.11	$8.78
Accumulation units outstanding at the end of period	1,598,358	1,069,530

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.36	$6.07
End of period	$7.07	$7.36
Accumulation units outstanding at the end of period	3,140,504	1,957,608

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.57	$8.39
End of period	$11.66	$9.57
Accumulation units outstanding at the end of period	7,567,981	3,730,558

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.67	$7.23
End of period	$11.11	$8.67
Accumulation units outstanding at the end of period	3,591,719	1,283,613

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.65	N/A
End of period	$11.86	N/A
Accumulation units outstanding at the end of period	7,896,087	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.07	$10.95
End of period	$13.54	$12.07
Accumulation units outstanding at the end of period	11,215,758	5,478,281

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.36	$6.69
End of period	$10.89	$8.36
Accumulation units outstanding at the end of period	3,139,831	1,155,317

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.97	$8.03
End of period	$11.31	$8.97
Accumulation units outstanding at the end of period	4,728,761	2,365,313

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.87	$11.99
End of period	$18.32	$13.87
Accumulation units outstanding at the end of period	2,985,137	1,256,206

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$24.23	$22.87
End of period	$23.57	$24.23
Accumulation units outstanding at the end of period	1,669,016	1,290,821

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.83	$11.92
End of period	$18.05	$13.83
Accumulation units outstanding at the end of period	3,125,412	1,555,714

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.86	$7.54
End of period	$11.69	$8.86
Accumulation units outstanding at the end of period	1,148,720	544,251

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.29	$11.33
End of period	$14.44	$14.29
Accumulation units outstanding at the end of period	6,664,944	2,760,397

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$16.68	$14.66
End of period	$19.51	$16.68
Accumulation units outstanding at the end of period	2,082,407	875,601

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$12.36	$11.18
End of period	$16.96	$12.36
Accumulation units outstanding at the end of period	2,909,571	1,514,270

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.09	$18.02
End of period	$24.56	$19.09
Accumulation units outstanding at the end of period	902,293	535,653

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$16.97	$14.67
End of period	$23.31	$16.97
Accumulation units outstanding at the end of period	1,924,250	518,867

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.73	$10.18
End of period	$14.26	$11.73
Accumulation units outstanding at the end of period	21,690,738	11,991,445

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$12.44	$10.80
End of period	$14.86	$12.44
Accumulation units outstanding at the end of period	1,984,024	805,802

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$24.96	$21.84
End of period	$34.86	$24.96
Accumulation units outstanding at the end of period	1,358,756	671,661

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$20.05	$19.68
End of period	$19.02	$20.05
Accumulation units outstanding at the end of period	2,024,916	2,004,378

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.48	$12.71
End of period	$13.84	$13.48
Accumulation units outstanding at the end of period	439,860	312,190

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.46	$8.30
End of period	$11.87	$9.46
Accumulation units outstanding at the end of period	1,688,849	714,912

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$17.02	$14.71
End of period	$22.91	$17.02
Accumulation units outstanding at the end of period	3,135,844	1,223,872

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.93	$13.67
End of period	$13.32	$13.93
Accumulation units outstanding at the end of period	2,257,368	1,621,662

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$6.08	$5.14
End of period	$7.23	$6.08
Accumulation units outstanding at the end of period	1,680,302	639,886

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$14.12	$11.63
End of period	$19.59	$14.12
Accumulation units outstanding at the end of period	2,562,500	871,114

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$10.45	$9.55
End of period	$13.41	$10.45
Accumulation units outstanding at the end of period	2,505,405	1,452,125

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.10	N/A
End of period	$13.82	N/A
Accumulation units outstanding at the end of period	625,073	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.45	N/A
End of period	$9.83	N/A
Accumulation units outstanding at the end of period	5,993,816	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.64	$10.90
End of period	$14.94	$11.64
Accumulation units outstanding at the end of period	978,982	184,330

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.93	$6.40
End of period	$10.40	$7.93
Accumulation units outstanding at the end of period	4,557,651	1,399,882

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$15.19	$12.57
End of period	$16.91	$15.19
Accumulation units outstanding at the end of period	518,550	215,176

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$14.48	$12.42
End of period	$20.05	$14.48
Accumulation units outstanding at the end of period	5,392,987	1,661,272

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.30	$9.19
End of period	$12.53	$10.30
Accumulation units outstanding at the end of period	5,221,986	2,819,477

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$15.09	$13.01
End of period	$18.01	$15.09
Accumulation units outstanding at the end of period	2,816,630	1,091,429

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$12.25	$10.56
End of period	$15.87	$12.25
Accumulation units outstanding at the end of period	4,374,585	2,274,842

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.56	$8.51
End of period	$12.43	$9.56
Accumulation units outstanding at the end of period	886,308	458,241

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$13.09	$11.12
End of period	$18.15	$13.09
Accumulation units outstanding at the end of period	2,056,731	952,752

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.79	$6.18
End of period	$8.21	$6.79
Accumulation units outstanding at the end of period	401,352	206,055

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$32.07	$31.26
End of period	$39.52	$32.07
Accumulation units outstanding at the end of period	2,072,820	1,022,410

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.76	$12.50
End of period	$15.24	$13.76
Accumulation units outstanding at the end of period	543,170	171,448

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.79	$9.84
End of period	$14.90	$10.79
Accumulation units outstanding at the end of period	1,267,031	184,899

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$18.27	$15.85
End of period	$23.89	$18.27
Accumulation units outstanding at the end of period	3,696,244	1,374,666

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$12.06	$10.63
End of period	$15.61	$12.06
Accumulation units outstanding at the end of period	11,957,439	4,921,530

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.60	$10.36
End of period	$15.61	$11.60
Accumulation units outstanding at the end of period	1,799,581	628,327

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$15.87	$13.93
End of period	$21.61	$15.87
Accumulation units outstanding at the end of period	3,785,235	1,324,936

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$7.29	$6.66
End of period	$9.04	$7.29
Accumulation units outstanding at the end of period	5,872,646	2,957,235

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$10.12	$9.43
End of period	$13.41	$10.12
Accumulation units outstanding at the end of period	615,237	362,602

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$10.82	N/A
End of period	$12.83	N/A
Accumulation units outstanding at the end of period	904,015	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.42	N/A
End of period	$10.24	N/A
Accumulation units outstanding at the end of period	2,900,228	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$14.57	$12.30
End of period	$18.08	$14.57
Accumulation units outstanding at the end of period	3,248,133	1,254,138

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.76	$13.85
End of period	$13.19	$14.76
Accumulation units outstanding at the end of period	8,720,338	8,650,288

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.34	$18.20
End of period	$18.62	$19.34
Accumulation units outstanding at the end of period	15,760,559	12,693,068

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.49	$9.90
End of period	$10.76	$10.49
Accumulation units outstanding at the end of period	11,984,066	2,399,748

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.80	$15.51
End of period	$18.94	$17.80
Accumulation units outstanding at the end of period	7,069,103	4,163,321

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.82	$9.46
End of period	$15.01	$10.82
Accumulation units outstanding at the end of period	1,297,246	516,779

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.97	$9.32
End of period	$14.82	$10.97
Accumulation units outstanding at the end of period	1,241,270	343,802

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$18.48	$16.25
End of period	$25.48	$18.48
Accumulation units outstanding at the end of period	331,009	115,122

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.37	$10.83
End of period	$17.47	$12.37
Accumulation units outstanding at the end of period	17,127,157	5,335,317

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.46	$11.74
End of period	$18.91	$13.46
Accumulation units outstanding at the end of period	3,448,722	1,454,491

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.30	$11.09
End of period	$15.81	$12.30
Accumulation units outstanding at the end of period	12,427,943	5,375,362

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.75	$11.36
End of period	$18.79	$12.75
Accumulation units outstanding at the end of period	3,213,104	962,884

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$15.28	$13.42
End of period	$18.90	$15.28
Accumulation units outstanding at the end of period	7,326,754	4,170,677

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.77	$11.94
End of period	$13.12	$12.77
Accumulation units outstanding at the end of period	9,055,655	6,356,232

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$15.81	$13.94
End of period	$19.05	$15.81
Accumulation units outstanding at the end of period	21,699,216	10,738,171

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.31	$12.20
End of period	$14.45	$13.31
Accumulation units outstanding at the end of period	19,036,940	11,724,904

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$15.91	$14.23
End of period	$18.12	$15.91
Accumulation units outstanding at the end of period	28,265,352	15,928,107

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.78	$9.00
End of period	$16.07	$10.78
Accumulation units outstanding at the end of period	1,923,104	396,668

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$32.66	$27.96
End of period	$44.53	$32.66
Accumulation units outstanding at the end of period	3,836,181	1,989,121

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$50.57	$45.29
End of period	$67.87	$50.57
Accumulation units outstanding at the end of period	2,705,421	1,337,478

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.44	$10.37
End of period	$10.27	$10.44
Accumulation units outstanding at the end of period	5,515,624	3,028,074

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$16.16	$13.77
End of period	$21.78	$16.16
Accumulation units outstanding at the end of period	3,650,783	1,514,473

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$30.04	$27.75
End of period	$35.24	$30.04
Accumulation units outstanding at the end of period	6,683,213	3,639,776

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.92	$12.13
End of period	$11.72	$11.92
Accumulation units outstanding at the end of period	7,523,835	4,891,054

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$21.53	$18.82
End of period	$27.74	$21.53
Accumulation units outstanding at the end of period	1,649,408	636,674

Accumulation Unit Values
Contract with Endorsements - 1.85%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.13	N/A
End of period	$16.70	N/A
Accumulation units outstanding at the end of period	6,383	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.31	N/A
End of period	$12.23	N/A
Accumulation units outstanding at the end of period	1,297	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.47	N/A
End of period	$11.75	N/A
Accumulation units outstanding at the end of period	2,306	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.06	N/A
End of period	$14.61	N/A
Accumulation units outstanding at the end of period	2,940	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$26.52	N/A
End of period	$32.08	N/A
Accumulation units outstanding at the end of period	358	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.31	N/A
End of period	$7.00	N/A
Accumulation units outstanding at the end of period	3,325	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.13	N/A
End of period	$14.25	N/A
Accumulation units outstanding at the end of period	4,128	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.67	N/A
End of period	$14.17	N/A
Accumulation units outstanding at the end of period	1,623	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.77	N/A
End of period	$10.17	N/A
Accumulation units outstanding at the end of period	1,609	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.72	N/A
End of period	$15.17	N/A
Accumulation units outstanding at the end of period	1,296	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.41	N/A
End of period	$10.21	N/A
Accumulation units outstanding at the end of period	4,270	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.46	N/A
End of period	$10.71	N/A
Accumulation units outstanding at the end of period	3,297	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$18.00	N/A
End of period	$24.77	N/A
Accumulation units outstanding at the end of period	1,124	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.28	N/A
End of period	$17.31	N/A
Accumulation units outstanding at the end of period	4,109	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.14	$12.07
End of period	$14.25	$13.14
Accumulation units outstanding at the end of period	37,840	78,323

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.945%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.33	$14.10
End of period	$16.59	$15.33
Accumulation units outstanding at the end of period	22,780	23,001

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.05	$9.93
End of period	$14.35	$11.05
Accumulation units outstanding at the end of period	4,519	4,562

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.95	$10.55
End of period	$10.42	$10.95
Accumulation units outstanding at the end of period	5,649	5,704

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.93	$10.04
End of period	$10.66	$9.93
Accumulation units outstanding at the end of period	6,856	6,923

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.26	$6.62
End of period	$10.73	$8.26
Accumulation units outstanding at the end of period	6,622	6,687

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$14.03	$11.15
End of period	$14.14	$14.03
Accumulation units outstanding at the end of period	3,950	3,988

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$10.11	$9.26
End of period	$12.94	$10.11
Accumulation units outstanding at the end of period	6,401	6,463

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$31.02	$30.32
End of period	$38.14	$31.02
Accumulation units outstanding at the end of period	1,505	1,520

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.65	$17.59
End of period	$17.91	$18.65
Accumulation units outstanding at the end of period	10,812	10,917

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.44	$9.88
End of period	$10.68	$10.44
Accumulation units outstanding at the end of period	7,232	7,302

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.84	$9.24
End of period	$14.61	$10.84
Accumulation units outstanding at the end of period	5,932	5,990

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.15	N/A
End of period	$15.58	N/A
Accumulation units outstanding at the end of period	8,266	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$48.43	$43.48
End of period	$64.84	$48.43
Accumulation units outstanding at the end of period	1,261	1,273

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.97%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.12	$18.82
End of period	$18.09	$19.12
Accumulation units outstanding at the end of period	11,104	11,936

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$28.64	$26.53
End of period	$33.51	$28.64
Accumulation units outstanding at the end of period	30,431	32,711

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.995%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.11	$10.96
End of period	$15.53	$12.11
Accumulation units outstanding at the end of period	1,409	1,422

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.99	$11.95
End of period	$14.06	$12.99
Accumulation units outstanding at the end of period	2,697	2,722

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.62	$8.89
End of period	$15.79	$10.62
Accumulation units outstanding at the end of period	3,372	3,402

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.00%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.02	$8.03
End of period	$10.96	$9.02
Accumulation units outstanding at the end of period	25,824	2,847

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.49	$9.45
End of period	$12.04	$10.49
Accumulation units outstanding at the end of period	8,928	1,687

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.73	$8.69
End of period	$11.70	$9.73
Accumulation units outstanding at the end of period	16,758	12,193

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.46	$13.28
End of period	$16.14	$14.46
Accumulation units outstanding at the end of period	12,871	8,445

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.05	$13.79
End of period	$16.59	$15.05
Accumulation units outstanding at the end of period	21,766	16,262

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.30	$14.08
End of period	$16.55	$15.30
Accumulation units outstanding at the end of period	53,492	45,010

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.28	N/A
End of period	$11.62	N/A
Accumulation units outstanding at the end of period	31,341	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.03	$9.92
End of period	$14.32	$11.03
Accumulation units outstanding at the end of period	64,324	21,967

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.93	$10.55
End of period	$10.40	$10.93
Accumulation units outstanding at the end of period	61,121	48,516

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.04	$8.69
End of period	$12.59	$10.04
Accumulation units outstanding at the end of period	21,611	12,767

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.30	N/A
End of period	$12.20	N/A
Accumulation units outstanding at the end of period	50,947	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.32	$9.88
End of period	$14.75	$11.32
Accumulation units outstanding at the end of period	56,495	28,550

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.34	$8.99
End of period	$12.28	$10.34
Accumulation units outstanding at the end of period	21,504	8,255

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.83	$9.42
End of period	$11.78	$10.83
Accumulation units outstanding at the end of period	25,109	17,954

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.89	$10.02
End of period	$10.62	$9.89
Accumulation units outstanding at the end of period	47,322	23,229

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.43	$9.71
End of period	$11.69	$10.43
Accumulation units outstanding at the end of period	129,596	75,245

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$25.26	$23.29
End of period	$34.41	$25.26
Accumulation units outstanding at the end of period	2,355	2,332

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.04	N/A
End of period	$14.56	N/A
Accumulation units outstanding at the end of period	9,665	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$11.47	$10.35
End of period	$12.99	$11.47
Accumulation units outstanding at the end of period	2,075	937

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$25.82	$22.52
End of period	$31.19	$25.82
Accumulation units outstanding at the end of period	1,630	1,693

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$16.75	$15.03
End of period	$22.19	$16.75
Accumulation units outstanding at the end of period	5,136	4,345

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$27.62	$24.76
End of period	$35.33	$27.62
Accumulation units outstanding at the end of period	10,491	5,125

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.64	$7.20
End of period	$7.96	$8.64
Accumulation units outstanding at the end of period	5,315	4,119

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.25	$5.99
End of period	$6.94	$7.25
Accumulation units outstanding at the end of period	14,417	10,048

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.40	$8.27
End of period	$11.42	$9.40
Accumulation units outstanding at the end of period	33,221	16,373

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.52	$7.12
End of period	$10.88	$8.52
Accumulation units outstanding at the end of period	18,955	4,766

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.61	N/A
End of period	$11.78	N/A
Accumulation units outstanding at the end of period	165,857	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.83	$10.76
End of period	$13.23	$11.83
Accumulation units outstanding at the end of period	42,937	12,973

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.24	$6.60
End of period	$10.69	$8.24
Accumulation units outstanding at the end of period	17,251	8,041

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.81	$7.91
End of period	$11.08	$8.81
Accumulation units outstanding at the end of period	7,048	2,717

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.55	$11.76
End of period	$17.85	$13.55
Accumulation units outstanding at the end of period	15,682	5,666

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.98	$21.75
End of period	$22.29	$22.98
Accumulation units outstanding at the end of period	4,406	4,267

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.52	$11.69
End of period	$17.59	$13.52
Accumulation units outstanding at the end of period	26,346	13,030

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.71	$7.43
End of period	$11.45	$8.71
Accumulation units outstanding at the end of period	1,914	1,554

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.97	$11.11
End of period	$14.07	$13.97
Accumulation units outstanding at the end of period	41,006	19,136

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$15.82	$13.94
End of period	$18.45	$15.82
Accumulation units outstanding at the end of period	12,143	2,497

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.95	$10.84
End of period	$16.36	$11.95
Accumulation units outstanding at the end of period	19,127	9,526

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.26	$17.29
End of period	$23.42	$18.26
Accumulation units outstanding at the end of period	5,907	2,420

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$16.41	$14.23
End of period	$22.47	$16.41
Accumulation units outstanding at the end of period	9,550	4,457

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.62	$10.11
End of period	$14.08	$11.62
Accumulation units outstanding at the end of period	114,715	54,167

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.90	$10.36
End of period	$14.17	$11.90
Accumulation units outstanding at the end of period	19,012	7,691

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$23.68	$20.78
End of period	$32.97	$23.68
Accumulation units outstanding at the end of period	9,410	6,656

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.02	$18.72
End of period	$17.99	$19.02
Accumulation units outstanding at the end of period	8,368	5,957

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.31	$12.58
End of period	$13.63	$13.31
Accumulation units outstanding at the end of period	1,427	1,099

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.30	N/A
End of period	$11.64	N/A
Accumulation units outstanding at the end of period	993	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$16.35	$14.17
End of period	$21.93	$16.35
Accumulation units outstanding at the end of period	17,902	4,713

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.47	$13.27
End of period	$12.85	$13.47
Accumulation units outstanding at the end of period	2,700	248

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.84	$4.95
End of period	$6.93	$5.84
Accumulation units outstanding at the end of period	1,625	2,093

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.56	$11.21
End of period	$18.76	$13.56
Accumulation units outstanding at the end of period	4,025	1,154

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$10.03	$9.20
End of period	$12.84	$10.03
Accumulation units outstanding at the end of period	10,221	8,119

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$12.65	N/A
End of period	$13.75	N/A
Accumulation units outstanding at the end of period	6,945	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.39	N/A
End of period	$9.76	N/A
Accumulation units outstanding at the end of period	22,327	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.49	$10.79
End of period	$14.71	$11.49
Accumulation units outstanding at the end of period	2,372	1,581

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.62	$6.16
End of period	$9.95	$7.62
Accumulation units outstanding at the end of period	11,522	2,630

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.58	$12.11
End of period	$16.20	$14.58
Accumulation units outstanding at the end of period	5,362	4,066

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.90	$11.97
End of period	$19.20	$13.90
Accumulation units outstanding at the end of period	15,566	3,731

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.12	N/A
End of period	$12.28	N/A
Accumulation units outstanding at the end of period	8,843	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.59	N/A
End of period	$17.37	N/A
Accumulation units outstanding at the end of period	518	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.96	$10.33
End of period	$15.43	$11.96
Accumulation units outstanding at the end of period	45,042	11,435

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.37	N/A
End of period	$12.15	N/A
Accumulation units outstanding at the end of period	1,798	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.76	$10.88
End of period	$17.65	$12.76
Accumulation units outstanding at the end of period	7,644	7,707

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.67	$6.09
End of period	$8.05	$6.67
Accumulation units outstanding at the end of period	-	4,295

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$30.80	$30.11
End of period	$37.84	$30.80
Accumulation units outstanding at the end of period	4,906	1,751

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.59	N/A
End of period	$15.01	N/A
Accumulation units outstanding at the end of period	2,175	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.57	N/A
End of period	$14.56	N/A
Accumulation units outstanding at the end of period	4,487	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.68	$15.38
End of period	$23.04	$17.68
Accumulation units outstanding at the end of period	12,049	1,679

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.67	$10.32
End of period	$15.06	$11.67
Accumulation units outstanding at the end of period	39,621	13,536

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.40	$10.22
End of period	$15.30	$11.40
Accumulation units outstanding at the end of period	3,618	657

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$15.36	$13.52
End of period	$20.84	$15.36
Accumulation units outstanding at the end of period	12,127	4,651

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$7.00	$6.42
End of period	$8.66	$7.00
Accumulation units outstanding at the end of period	16,270	6,997

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.29	N/A
End of period	$12.77	N/A
Accumulation units outstanding at the end of period	15,642	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.40	N/A
End of period	$10.18	N/A
Accumulation units outstanding at the end of period	18,609	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$14.07	$11.91
End of period	$17.41	$14.07
Accumulation units outstanding at the end of period	15,464	5,680

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.50	$13.64
End of period	$12.91	$14.50
Accumulation units outstanding at the end of period	89,353	47,984

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.50	$17.46
End of period	$17.75	$18.50
Accumulation units outstanding at the end of period	118,492	71,116

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.43	$9.87
End of period	$10.67	$10.43
Accumulation units outstanding at the end of period	71,136	11,311

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.03	$14.88
End of period	$18.06	$17.03
Accumulation units outstanding at the end of period	39,209	19,672

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.67	$9.35
End of period	$14.76	$10.67
Accumulation units outstanding at the end of period	10,416	4,232

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.82	$9.22
End of period	$14.56	$10.82
Accumulation units outstanding at the end of period	7,757	2,081

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$17.53	$15.46
End of period	$24.09	$17.53
Accumulation units outstanding at the end of period	3,029	380

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.19	$10.70
End of period	$17.16	$12.19
Accumulation units outstanding at the end of period	69,274	505

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.25	$11.60
End of period	$18.57	$13.25
Accumulation units outstanding at the end of period	11,337	4,922

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.11	$10.95
End of period	$15.53	$12.11
Accumulation units outstanding at the end of period	40,660	11,498

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.55	$11.22
End of period	$18.45	$12.55
Accumulation units outstanding at the end of period	24,381	3,105

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$14.62	$12.88
End of period	$18.03	$14.62
Accumulation units outstanding at the end of period	20,896	20,035

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.46	$11.69
End of period	$12.77	$12.46
Accumulation units outstanding at the end of period	101,872	91,099

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$15.13	$13.38
End of period	$18.17	$15.13
Accumulation units outstanding at the end of period	93,896	59,793

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.98	$11.94
End of period	$14.05	$12.98
Accumulation units outstanding at the end of period	71,807	9,630

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$15.22	$13.65
End of period	$17.28	$15.22
Accumulation units outstanding at the end of period	114,179	40,586

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.61	N/A
End of period	$15.78	N/A
Accumulation units outstanding at the end of period	15,356	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$30.98	$26.60
End of period	$42.11	$30.98
Accumulation units outstanding at the end of period	11,742	7,729

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$47.96	$43.08
End of period	$64.18	$47.96
Accumulation units outstanding at the end of period	9,369	6,053

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.23	$10.19
End of period	$10.04	$10.23
Accumulation units outstanding at the end of period	14,692	10,254

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$15.55	$13.30
End of period	$20.91	$15.55
Accumulation units outstanding at the end of period	14,339	7,091

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$28.49	$26.40
End of period	$33.32	$28.49
Accumulation units outstanding at the end of period	33,355	15,618

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.31	$11.54
End of period	$11.09	$11.31
Accumulation units outstanding at the end of period	30,336	27,788

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$20.88	$18.31
End of period	$26.82	$20.88
Accumulation units outstanding at the end of period	11,026	444

Accumulation Unit Values
Contract with Endorsements - 2.055%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.40	N/A
End of period	$12.70	N/A
Accumulation units outstanding at the end of period	16,289	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.92	N/A
End of period	$13.98	N/A
Accumulation units outstanding at the end of period	15,703	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.08%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.28	N/A
End of period	$17.54	N/A
Accumulation units outstanding at the end of period	13,271	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.095%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.97	N/A
End of period	$10.89	N/A
Accumulation units outstanding at the end of period	3,953	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.43	$9.40
End of period	$11.96	$10.43
Accumulation units outstanding at the end of period	12,384	15,292

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.68	N/A
End of period	$11.63	N/A
Accumulation units outstanding at the end of period	22,559	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.41	$13.24
End of period	$16.07	$14.41
Accumulation units outstanding at the end of period	44,816	40,118

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.99	$13.75
End of period	$16.51	$14.99
Accumulation units outstanding at the end of period	51,077	86,599

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.25	$14.04
End of period	$16.48	$15.25
Accumulation units outstanding at the end of period	62,444	60,184

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.27	N/A
End of period	$11.60	N/A
Accumulation units outstanding at the end of period	23,597	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.01	$9.91
End of period	$14.27	$11.01
Accumulation units outstanding at the end of period	22,119	22,809

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.90	$10.53
End of period	$10.36	$10.90
Accumulation units outstanding at the end of period	15,837	40,229

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.02	$8.68
End of period	$12.55	$10.02
Accumulation units outstanding at the end of period	1,182	2,103

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.29	N/A
End of period	$12.18	N/A
Accumulation units outstanding at the end of period	1,967	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.29	$9.86
End of period	$14.70	$11.29
Accumulation units outstanding at the end of period	19,162	10,499

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.32	$8.97
End of period	$12.23	$10.32
Accumulation units outstanding at the end of period	19,150	17,055

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.81	$9.40
End of period	$11.73	$10.81
Accumulation units outstanding at the end of period	15,579	35,737

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.84	$9.97
End of period	$10.55	$9.84
Accumulation units outstanding at the end of period	20,846	26,486

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.41	$9.70
End of period	$11.66	$10.41
Accumulation units outstanding at the end of period	93,888	67,635

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$24.84	$22.93
End of period	$33.80	$24.84
Accumulation units outstanding at the end of period	1,570	6,297

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.03	N/A
End of period	$14.54	N/A
Accumulation units outstanding at the end of period	9,765	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$11.33	$10.23
End of period	$12.82	$11.33
Accumulation units outstanding at the end of period	8,913	7,898

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$25.39	$22.16
End of period	$30.64	$25.39
Accumulation units outstanding at the end of period	2,967	3,757

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$16.49	$14.81
End of period	$21.83	$16.49
Accumulation units outstanding at the end of period	8,143	8,241

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$27.20	$24.40
End of period	$34.75	$27.20
Accumulation units outstanding at the end of period	23,994	22,297

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.60	$7.17
End of period	$7.91	$8.60
Accumulation units outstanding at the end of period	10,770	10,682

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.22	$5.97
End of period	$6.90	$7.22
Accumulation units outstanding at the end of period	8,037	7,468

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.35	$8.23
End of period	$11.35	$9.35
Accumulation units outstanding at the end of period	22,170	24,243

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.47	N/A
End of period	$10.81	N/A
Accumulation units outstanding at the end of period	9,292	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.60	N/A
End of period	$11.76	N/A
Accumulation units outstanding at the end of period	12,352	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.76	$10.70
End of period	$13.14	$11.76
Accumulation units outstanding at the end of period	23,872	22,531

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.20	$6.58
End of period	$10.63	$8.20
Accumulation units outstanding at the end of period	13,979	9,002

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.76	$7.87
End of period	$11.00	$8.76
Accumulation units outstanding at the end of period	50,287	45,684

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.46	$11.68
End of period	$17.71	$13.46
Accumulation units outstanding at the end of period	21,920	22,549

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.60	$21.41
End of period	$21.89	$22.60
Accumulation units outstanding at the end of period	7,271	11,770

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.42	$11.61
End of period	$17.45	$13.42
Accumulation units outstanding at the end of period	14,850	9,891

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.66	$7.39
End of period	$11.38	$8.66
Accumulation units outstanding at the end of period	4,548	4,780

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.87	$11.04
End of period	$13.95	$13.87
Accumulation units outstanding at the end of period	14,891	10,057

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$15.56	$13.72
End of period	$18.12	$15.56
Accumulation units outstanding at the end of period	5,981	5,903

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.83	$10.74
End of period	$16.17	$11.83
Accumulation units outstanding at the end of period	3,745	4,566

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.00	$17.06
End of period	$23.07	$18.00
Accumulation units outstanding at the end of period	3,582	3,586

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$16.24	$14.09
End of period	$22.21	$16.24
Accumulation units outstanding at the end of period	6,587	6,202

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.58	$10.09
End of period	$14.02	$11.58
Accumulation units outstanding at the end of period	62,946	64,280

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.73	$10.23
End of period	$13.96	$11.73
Accumulation units outstanding at the end of period	7,004	7,082

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$23.29	$20.46
End of period	$32.39	$23.29
Accumulation units outstanding at the end of period	661	498

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.70	$18.43
End of period	$17.67	$18.70
Accumulation units outstanding at the end of period	11,681	10,065

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.25	$12.54
End of period	$13.56	$13.25
Accumulation units outstanding at the end of period	1,287	1,231

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.25	$8.15
End of period	$11.57	$9.25
Accumulation units outstanding at the end of period	7,470	7,541

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$16.14	$14.00
End of period	$21.63	$16.14
Accumulation units outstanding at the end of period	3,066	3,692

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.33	$13.14
End of period	$12.70	$13.33
Accumulation units outstanding at the end of period	6,178	6,895

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.76	$4.89
End of period	$6.83	$5.76
Accumulation units outstanding at the end of period	18,505	28,634

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.39	$11.07
End of period	$18.50	$13.39
Accumulation units outstanding at the end of period	16,525	7,494

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.90	$9.09
End of period	$12.66	$9.90
Accumulation units outstanding at the end of period	9,886	13,015

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.38	N/A
End of period	$9.74	N/A
Accumulation units outstanding at the end of period	10,016	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.44	N/A
End of period	$14.64	N/A
Accumulation units outstanding at the end of period	17,485	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.52	$6.09
End of period	$9.82	$7.52
Accumulation units outstanding at the end of period	9,267	3,942

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.40	$11.96
End of period	$15.97	$14.40
Accumulation units outstanding at the end of period	2,214	1,378

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.73	$11.82
End of period	$18.94	$13.73
Accumulation units outstanding at the end of period	34,700	10,584

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.44	$12.50
End of period	$17.17	$14.44
Accumulation units outstanding at the end of period	2,775	2,410

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.86	$10.26
End of period	$15.30	$11.86
Accumulation units outstanding at the end of period	14,606	13,711

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.31	$8.32
End of period	$12.06	$9.31
Accumulation units outstanding at the end of period	2,543	2,568

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.67	$10.81
End of period	$17.50	$12.67
Accumulation units outstanding at the end of period	256	5,275

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.63	$6.07
End of period	$8.00	$6.63
Accumulation units outstanding at the end of period	2,276	5,769

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$30.40	$29.75
End of period	$37.32	$30.40
Accumulation units outstanding at the end of period	10,055	9,641

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.53	$12.34
End of period	$14.93	$13.53
Accumulation units outstanding at the end of period	6,947	1,209

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.50	$9.62
End of period	$14.45	$10.50
Accumulation units outstanding at the end of period	2,164	195

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.49	$15.24
End of period	$22.78	$17.49
Accumulation units outstanding at the end of period	5,759	6,180

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.55	$10.22
End of period	$14.89	$11.55
Accumulation units outstanding at the end of period	16,499	14,322

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.34	$10.17
End of period	$15.21	$11.34
Accumulation units outstanding at the end of period	6,653	4,447

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$15.20	$13.39
End of period	$20.60	$15.20
Accumulation units outstanding at the end of period	6,801	5,410

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.91	$6.34
End of period	$8.53	$6.91
Accumulation units outstanding at the end of period	26,737	40,417

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.45	N/A
End of period	$12.75	N/A
Accumulation units outstanding at the end of period	1,221	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.39	N/A
End of period	$10.17	N/A
Accumulation units outstanding at the end of period	6,423	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.91	$11.79
End of period	$17.20	$13.91
Accumulation units outstanding at the end of period	15,341	11,437

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.42	$13.58
End of period	$12.83	$14.42
Accumulation units outstanding at the end of period	39,482	59,443

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.24	$17.23
End of period	$17.49	$18.24
Accumulation units outstanding at the end of period	79,891	102,494

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.41	$9.86
End of period	$10.64	$10.41
Accumulation units outstanding at the end of period	60,232	19,175

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.79	$14.68
End of period	$17.79	$16.79
Accumulation units outstanding at the end of period	37,926	48,103

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.62	$9.32
End of period	$14.68	$10.62
Accumulation units outstanding at the end of period	15,099	4,608

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.77	$9.19
End of period	$14.48	$10.77
Accumulation units outstanding at the end of period	1,935	2,369

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$17.23	N/A
End of period	$23.67	N/A
Accumulation units outstanding at the end of period	410	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.13	$10.65
End of period	$17.06	$12.13
Accumulation units outstanding at the end of period	119,030	90,122

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.19	$11.55
End of period	$18.46	$13.19
Accumulation units outstanding at the end of period	9,714	4,914

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.05	$10.91
End of period	$15.44	$12.05
Accumulation units outstanding at the end of period	61,800	31,348

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.49	N/A
End of period	$18.34	N/A
Accumulation units outstanding at the end of period	41,232	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$14.42	$12.71
End of period	$17.75	$14.42
Accumulation units outstanding at the end of period	12,024	11,850

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.36	$11.61
End of period	$12.66	$12.36
Accumulation units outstanding at the end of period	77,894	68,378

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.92	$13.21
End of period	$17.91	$14.92
Accumulation units outstanding at the end of period	34,189	46,662

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.88	$11.86
End of period	$13.93	$12.88
Accumulation units outstanding at the end of period	88,709	93,060

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$15.01	$13.48
End of period	$17.03	$15.01
Accumulation units outstanding at the end of period	90,847	44,959

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.56	N/A
End of period	$15.69	N/A
Accumulation units outstanding at the end of period	13,489	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$30.46	$26.18
End of period	$41.37	$30.46
Accumulation units outstanding at the end of period	17,465	16,306

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$47.17	$42.41
End of period	$63.05	$47.17
Accumulation units outstanding at the end of period	9,792	11,448

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.17	$10.14
End of period	$9.97	$10.17
Accumulation units outstanding at the end of period	4,566	8,861

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$15.37	$13.15
End of period	$20.64	$15.37
Accumulation units outstanding at the end of period	21,464	11,727

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$28.01	$25.99
End of period	$32.74	$28.01
Accumulation units outstanding at the end of period	23,991	28,606

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.14	$11.37
End of period	$10.91	$11.14
Accumulation units outstanding at the end of period	37,579	63,389

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$20.68	$18.15
End of period	$26.53	$20.68
Accumulation units outstanding at the end of period	8,879	9,102

Accumulation Unit Values
Contract with Endorsements - 2.11%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.98	$13.45
End of period	$16.99	$14.98
Accumulation units outstanding at the end of period	84,313	85,463

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.12%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.95	N/A
End of period	$10.87	N/A
Accumulation units outstanding at the end of period	638	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.42	$9.39
End of period	$11.94	$10.42
Accumulation units outstanding at the end of period	21,561	21,177

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.66	$8.64
End of period	$11.60	$9.66
Accumulation units outstanding at the end of period	12,033	4,233

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.40	$13.23
End of period	$16.05	$14.40
Accumulation units outstanding at the end of period	24,530	23,056

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.98	$13.74
End of period	$16.49	$14.98
Accumulation units outstanding at the end of period	10,731	22,980

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.23	$14.03
End of period	$16.46	$15.23
Accumulation units outstanding at the end of period	29,353	26,173

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.28	N/A
End of period	$11.60	N/A
Accumulation units outstanding at the end of period	16,506	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.00	$9.90
End of period	$14.26	$11.00
Accumulation units outstanding at the end of period	30,271	30,212

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.90	$10.52
End of period	$10.35	$10.90
Accumulation units outstanding at the end of period	7,171	7,987

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.01	$8.67
End of period	$12.53	$10.01
Accumulation units outstanding at the end of period	3,610	2,798

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.29	N/A
End of period	$12.18	N/A
Accumulation units outstanding at the end of period	2,220	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.28	$9.86
End of period	$14.68	$11.28
Accumulation units outstanding at the end of period	18,081	15,636

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.31	$8.97
End of period	$12.22	$10.31
Accumulation units outstanding at the end of period	11,530	14,318

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.80	$9.40
End of period	$11.72	$10.80
Accumulation units outstanding at the end of period	27,096	26,430

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.82	$9.96
End of period	$10.53	$9.82
Accumulation units outstanding at the end of period	22,967	7,221

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.42	$9.71
End of period	$11.66	$10.42
Accumulation units outstanding at the end of period	40,798	40,557

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$24.81	$22.91
End of period	$33.76	$24.81
Accumulation units outstanding at the end of period	946	800

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.02	N/A
End of period	$14.53	N/A
Accumulation units outstanding at the end of period	15,729	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$25.46	$22.22
End of period	$30.71	$25.46
Accumulation units outstanding at the end of period	9,332	9,039

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$16.43	$14.76
End of period	$21.74	$16.43
Accumulation units outstanding at the end of period	15,773	16,040

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$27.09	$24.31
End of period	$34.61	$27.09
Accumulation units outstanding at the end of period	11,071	9,847

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.60	N/A
End of period	$7.91	N/A
Accumulation units outstanding at the end of period	249	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.20	$5.96
End of period	$6.89	$7.20
Accumulation units outstanding at the end of period	2,091	1,412

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.33	$8.22
End of period	$11.33	$9.33
Accumulation units outstanding at the end of period	5,333	5,620

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.46	$7.08
End of period	$10.79	$8.46
Accumulation units outstanding at the end of period	3,311	1,199

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.60	N/A
End of period	$11.76	N/A
Accumulation units outstanding at the end of period	7,026	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.74	$10.69
End of period	$13.11	$11.74
Accumulation units outstanding at the end of period	50,128	36,399

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.19	$6.57
End of period	$10.61	$8.19
Accumulation units outstanding at the end of period	2,541	10,163

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.75	$7.86
End of period	$10.99	$8.75
Accumulation units outstanding at the end of period	41,226	41,785

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.43	$11.66
End of period	$17.67	$13.43
Accumulation units outstanding at the end of period	15,911	15,829

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.49	$21.32
End of period	$21.79	$22.49
Accumulation units outstanding at the end of period	2,250	2,440

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.40	$11.60
End of period	$17.41	$13.40
Accumulation units outstanding at the end of period	359	1,575

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.64	N/A
End of period	$11.36	N/A
Accumulation units outstanding at the end of period	3,976	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.84	$11.01
End of period	$13.92	$13.84
Accumulation units outstanding at the end of period	25,295	19,055

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$15.57	$13.74
End of period	$18.14	$15.57
Accumulation units outstanding at the end of period	143	215

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.82	$10.73
End of period	$16.15	$11.82
Accumulation units outstanding at the end of period	2,207	2,506

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.93	$17.00
End of period	$22.98	$17.93
Accumulation units outstanding at the end of period	1,738	697

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$16.19	$14.06
End of period	$22.14	$16.19
Accumulation units outstanding at the end of period	493	516

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.57	$10.08
End of period	$14.01	$11.57
Accumulation units outstanding at the end of period	42,324	40,494

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.70	$10.20
End of period	$13.91	$11.70
Accumulation units outstanding at the end of period	4,378	3,899

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$23.18	$20.37
End of period	$32.24	$23.18
Accumulation units outstanding at the end of period	1,216	567

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.62	$18.35
End of period	$17.59	$18.62
Accumulation units outstanding at the end of period	2,275	3,694

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$16.12	$13.99
End of period	$21.59	$16.12
Accumulation units outstanding at the end of period	1,935	413

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.30	$13.11
End of period	$12.66	$13.30
Accumulation units outstanding at the end of period	5,060	5,895

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.75	$4.88
End of period	$6.81	$5.75
Accumulation units outstanding at the end of period	907	3,274

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.33	N/A
End of period	$18.41	N/A
Accumulation units outstanding at the end of period	3,963	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.87	$9.07
End of period	$12.62	$9.87
Accumulation units outstanding at the end of period	4,358	4,705

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.08	N/A
End of period	$13.73	N/A
Accumulation units outstanding at the end of period	6,302	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.38	N/A
End of period	$9.74	N/A
Accumulation units outstanding at the end of period	17,076	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.49	$6.07
End of period	$9.78	$7.49
Accumulation units outstanding at the end of period	8,245	13,611

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.35	N/A
End of period	$15.92	N/A
Accumulation units outstanding at the end of period	1,762	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.68	$11.78
End of period	$18.86	$13.68
Accumulation units outstanding at the end of period	17,683	16,868

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.05	N/A
End of period	$12.18	N/A
Accumulation units outstanding at the end of period	5,350	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.40	$12.47
End of period	$17.12	$14.40
Accumulation units outstanding at the end of period	51	57

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.84	$10.24
End of period	$15.26	$11.84
Accumulation units outstanding at the end of period	2,840	3,535

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.29	$8.30
End of period	$12.03	$9.29
Accumulation units outstanding at the end of period	1,330	1,125

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.64	N/A
End of period	$17.46	N/A
Accumulation units outstanding at the end of period	1,645	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$30.30	$29.66
End of period	$37.18	$30.30
Accumulation units outstanding at the end of period	4,142	5,779

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.52	N/A
End of period	$14.91	N/A
Accumulation units outstanding at the end of period	6,581	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.49	N/A
End of period	$14.43	N/A
Accumulation units outstanding at the end of period	3,974	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.45	$15.20
End of period	$22.72	$17.45
Accumulation units outstanding at the end of period	516	956

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.52	$10.20
End of period	$14.84	$11.52
Accumulation units outstanding at the end of period	9,486	10,969

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.35	N/A
End of period	$15.22	N/A
Accumulation units outstanding at the end of period	20,544	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$15.15	$13.36
End of period	$20.54	$15.15
Accumulation units outstanding at the end of period	4,959	339

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.89	$6.32
End of period	$8.51	$6.89
Accumulation units outstanding at the end of period	23,131	27,712

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$9.77	N/A
End of period	$12.90	N/A
Accumulation units outstanding at the end of period	238	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.45	N/A
End of period	$12.74	N/A
Accumulation units outstanding at the end of period	1,057	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.39	N/A
End of period	$10.16	N/A
Accumulation units outstanding at the end of period	2,482	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.87	$11.76
End of period	$17.15	$13.87
Accumulation units outstanding at the end of period	591	922

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.40	$13.56
End of period	$12.81	$14.40
Accumulation units outstanding at the end of period	36,456	59,315

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.17	$17.17
End of period	$17.42	$18.17
Accumulation units outstanding at the end of period	46,641	62,314

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.40	$9.86
End of period	$10.63	$10.40
Accumulation units outstanding at the end of period	14,659	4,135

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.72	$14.63
End of period	$17.72	$16.72
Accumulation units outstanding at the end of period	8,669	7,864

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.61	$9.31
End of period	$14.66	$10.61
Accumulation units outstanding at the end of period	6,667	2,873

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.75	$9.18
End of period	$14.46	$10.75
Accumulation units outstanding at the end of period	124	125

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$17.15	$15.15
End of period	$23.55	$17.15
Accumulation units outstanding at the end of period	1,384	1,063

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.11	$10.64
End of period	$17.03	$12.11
Accumulation units outstanding at the end of period	14,124	9,283

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.17	$11.54
End of period	$18.43	$13.17
Accumulation units outstanding at the end of period	7,631	4,932

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.04	$10.90
End of period	$15.41	$12.04
Accumulation units outstanding at the end of period	22,542	12,348

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.48	$11.17
End of period	$18.32	$12.48
Accumulation units outstanding at the end of period	3,716	193

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$14.37	$12.67
End of period	$17.69	$14.37
Accumulation units outstanding at the end of period	1,908	1,512

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.34	$11.59
End of period	$12.63	$12.34
Accumulation units outstanding at the end of period	87,643	77,213

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.86	$13.16
End of period	$17.83	$14.86
Accumulation units outstanding at the end of period	47,290	16,887

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.85	$11.84
End of period	$13.90	$12.85
Accumulation units outstanding at the end of period	46,651	91,123

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.95	$13.43
End of period	$16.96	$14.95
Accumulation units outstanding at the end of period	27,964	20,271

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.55	$8.84
End of period	$15.67	$10.55
Accumulation units outstanding at the end of period	10,223	1,798

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$30.33	$26.07
End of period	$41.18	$30.33
Accumulation units outstanding at the end of period	22,850	24,443

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$46.96	$42.23
End of period	$62.76	$46.96
Accumulation units outstanding at the end of period	1,523	1,893

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.15	$10.12
End of period	$9.95	$10.15
Accumulation units outstanding at the end of period	8,716	2,262

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$15.32	N/A
End of period	$20.57	N/A
Accumulation units outstanding at the end of period	578	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$27.89	$25.88
End of period	$32.58	$27.89
Accumulation units outstanding at the end of period	11,228	3,365

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.09	$11.33
End of period	$10.86	$11.09
Accumulation units outstanding at the end of period	15,164	29,028

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$20.62	$18.10
End of period	$26.46	$20.62
Accumulation units outstanding at the end of period	2,683	2,941

Accumulation Unit Values
Contract with Endorsements - 2.16%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.40	$9.70
End of period	$11.63	$10.40
Accumulation units outstanding at the end of period	3,845	3,903

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.56	$10.07
End of period	$13.98	$11.56
Accumulation units outstanding at the end of period	3,615	3,670

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.21%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.36	$13.21
End of period	$15.99	$14.36
Accumulation units outstanding at the end of period	1,281	1,379

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.87	$10.51
End of period	$10.32	$10.87
Accumulation units outstanding at the end of period	100	91

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.77	$9.91
End of period	$10.47	$9.77
Accumulation units outstanding at the end of period	3,703	3,768

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.39	$9.69
End of period	$11.61	$10.39
Accumulation units outstanding at the end of period	926	1,003

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$24.34	$22.49
End of period	$33.09	$24.34
Accumulation units outstanding at the end of period	42	46

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.01	N/A
End of period	$14.50	N/A
Accumulation units outstanding at the end of period	95	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$26.69	$23.98
End of period	$34.07	$26.69
Accumulation units outstanding at the end of period	322	394

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.55	$7.13
End of period	$7.86	$8.55
Accumulation units outstanding at the end of period	128	123

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.59	N/A
End of period	$11.74	N/A
Accumulation units outstanding at the end of period	114	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.67	$10.63
End of period	$13.02	$11.67
Accumulation units outstanding at the end of period	80	87

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.14	$21.01
End of period	$21.43	$22.14
Accumulation units outstanding at the end of period	1,596	1,611

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.74	$10.95
End of period	$13.82	$13.74
Accumulation units outstanding at the end of period	1,180	1,195

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.54	$10.06
End of period	$13.96	$11.54
Accumulation units outstanding at the end of period	488	495

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.33	$18.08
End of period	$17.30	$18.33
Accumulation units outstanding at the end of period	2,007	2,005

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$15.89	$13.81
End of period	$21.28	$15.89
Accumulation units outstanding at the end of period	129	143

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.17	$12.99
End of period	$12.53	$13.17
Accumulation units outstanding at the end of period	268	235

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.18	$10.91
End of period	$18.19	$13.18
Accumulation units outstanding at the end of period	538	705

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.75	$8.96
End of period	$12.45	$9.75
Accumulation units outstanding at the end of period	218	228

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.36	N/A
End of period	$9.71	N/A
Accumulation units outstanding at the end of period	1,523	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.18	$11.79
End of period	$15.71	$14.18
Accumulation units outstanding at the end of period	603	671

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.52	$11.66
End of period	$18.63	$13.52
Accumulation units outstanding at the end of period	535	563

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.26	$12.36
End of period	$16.94	$14.26
Accumulation units outstanding at the end of period	1,481	1,504

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.55	$10.72
End of period	$17.32	$12.55
Accumulation units outstanding at the end of period	80	89

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.94	$29.33
End of period	$36.70	$29.94
Accumulation units outstanding at the end of period	603	670

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.42	$9.56
End of period	$14.33	$10.42
Accumulation units outstanding at the end of period	97	107

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.28	$15.07
End of period	$22.47	$17.28
Accumulation units outstanding at the end of period	126	77

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.40	$10.11
End of period	$14.68	$11.40
Accumulation units outstanding at the end of period	-	58

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$15.01	$13.24
End of period	$20.32	$15.01
Accumulation units outstanding at the end of period	1,092	1,033

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.32	$13.50
End of period	$12.73	$14.32
Accumulation units outstanding at the end of period	1,844	1,575

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.93	$16.96
End of period	$17.17	$17.93
Accumulation units outstanding at the end of period	5,143	5,100

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.50	$14.45
End of period	$17.47	$16.50
Accumulation units outstanding at the end of period	1,220	1,260

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.06	$10.60
End of period	$16.94	$12.06
Accumulation units outstanding at the end of period	1,913	1,710

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.11	$11.50
End of period	$18.34	$13.11
Accumulation units outstanding at the end of period	147	172

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.98	$10.86
End of period	$15.33	$11.98
Accumulation units outstanding at the end of period	1,509	964

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.25	$11.51
End of period	$12.52	$12.25
Accumulation units outstanding at the end of period	767	758

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$29.86	$25.69
End of period	$40.49	$29.86
Accumulation units outstanding at the end of period	244	312

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$46.22	$41.60
End of period	$61.71	$46.22
Accumulation units outstanding at the end of period	17	22

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.09	$10.07
End of period	$9.88	$10.09
Accumulation units outstanding at the end of period	2,666	2,707

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.245%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.89	N/A
End of period	$10.78	N/A
Accumulation units outstanding at the end of period	25,179	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.59	N/A
End of period	$11.50	N/A
Accumulation units outstanding at the end of period	18,796	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.33	$13.19
End of period	$15.96	$14.33
Accumulation units outstanding at the end of period	26,681	28,712

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.91	N/A
End of period	$16.39	N/A
Accumulation units outstanding at the end of period	46,957	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.16	$13.99
End of period	$16.36	$15.16
Accumulation units outstanding at the end of period	82,034	40,378

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.26	N/A
End of period	$11.57	N/A
Accumulation units outstanding at the end of period	41,043	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.96	$9.88
End of period	$14.20	$10.96
Accumulation units outstanding at the end of period	54,759	55,215

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.86	$10.50
End of period	$10.31	$10.86
Accumulation units outstanding at the end of period	17,118	10,437

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.24	$9.84
End of period	$14.62	$11.24
Accumulation units outstanding at the end of period	32,306	37,095

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.27	$8.95
End of period	$12.17	$10.27
Accumulation units outstanding at the end of period	10,573	11,498

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.76	$9.38
End of period	$11.67	$10.76
Accumulation units outstanding at the end of period	24,235	16,599

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.75	$9.90
End of period	$10.44	$9.75
Accumulation units outstanding at the end of period	9,395	20,482

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.38	$9.69
End of period	$11.60	$10.38
Accumulation units outstanding at the end of period	74,672	26,765

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$24.19	N/A
End of period	$32.87	N/A
Accumulation units outstanding at the end of period	442	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$24.73	N/A
End of period	$29.80	N/A
Accumulation units outstanding at the end of period	11,317	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$16.09	N/A
End of period	$21.27	N/A
Accumulation units outstanding at the end of period	6,077	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$26.54	$23.85
End of period	$33.86	$26.54
Accumulation units outstanding at the end of period	24,686	2,907

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.54	$7.12
End of period	$7.84	$8.54
Accumulation units outstanding at the end of period	-	9,511

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.16	$5.93
End of period	$6.84	$7.16
Accumulation units outstanding at the end of period	25,716	15,788

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.26	N/A
End of period	$11.23	N/A
Accumulation units outstanding at the end of period	2,248	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.39	$7.03
End of period	$10.70	$8.39
Accumulation units outstanding at the end of period	4,946	4,766

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.58	N/A
End of period	$11.73	N/A
Accumulation units outstanding at the end of period	20,043	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.64	$10.61
End of period	$12.99	$11.64
Accumulation units outstanding at the end of period	14,539	13,140

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.14	N/A
End of period	$10.53	N/A
Accumulation units outstanding at the end of period	14,872	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.68	N/A
End of period	$10.89	N/A
Accumulation units outstanding at the end of period	51,764	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.30	$11.57
End of period	$17.48	$13.30
Accumulation units outstanding at the end of period	50,345	6,009

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.01	$20.89
End of period	$21.29	$22.01
Accumulation units outstanding at the end of period	18,005	14,643

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.27	$11.50
End of period	$17.22	$13.27
Accumulation units outstanding at the end of period	11,717	5,999

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.58	N/A
End of period	$11.26	N/A
Accumulation units outstanding at the end of period	4,313	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.71	$10.93
End of period	$13.77	$13.71
Accumulation units outstanding at the end of period	24,369	20,261

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$15.15	$13.38
End of period	$17.62	$15.15
Accumulation units outstanding at the end of period	4,980	1,863

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$15.97	N/A
End of period	$21.81	N/A
Accumulation units outstanding at the end of period	27,854	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.52	$10.05
End of period	$13.93	$11.52
Accumulation units outstanding at the end of period	17,105	3,416

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.48	$10.02
End of period	$13.63	$11.48
Accumulation units outstanding at the end of period	-	3,538

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.68	$19.95
End of period	$31.49	$22.68
Accumulation units outstanding at the end of period	5,459	3,371

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.21	$17.97
End of period	$17.18	$18.21
Accumulation units outstanding at the end of period	5,035	5,533

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$15.82	$13.74
End of period	$21.17	$15.82
Accumulation units outstanding at the end of period	-	7,974

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.12	$12.95
End of period	$12.47	$13.12
Accumulation units outstanding at the end of period	1,718	7,693

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.65	$4.80
End of period	$6.68	$5.65
Accumulation units outstanding at the end of period	17,406	39,712

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.12	$10.87
End of period	$18.10	$13.12
Accumulation units outstanding at the end of period	29,688	48,229

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.71	$8.92
End of period	$12.39	$9.71
Accumulation units outstanding at the end of period	8,313	12,188

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.36	N/A
End of period	$9.71	N/A
Accumulation units outstanding at the end of period	49,373	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.37	$5.97
End of period	$9.60	$7.37
Accumulation units outstanding at the end of period	22,448	25,203

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.11	$11.74
End of period	$15.63	$14.11
Accumulation units outstanding at the end of period	-	2,787

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.45	$11.60
End of period	$18.53	$13.45
Accumulation units outstanding at the end of period	24,744	30,486

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.21	$12.31
End of period	$16.87	$14.21
Accumulation units outstanding at the end of period	55,745	11,517

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.22	$8.25
End of period	$11.92	$9.22
Accumulation units outstanding at the end of period	19,153	8,462

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.51	N/A
End of period	$17.26	N/A
Accumulation units outstanding at the end of period	3,088	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.79	$29.20
End of period	$36.51	$29.79
Accumulation units outstanding at the end of period	8,265	6,763

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.40	N/A
End of period	$14.29	N/A
Accumulation units outstanding at the end of period	3,490	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.21	$15.01
End of period	$22.38	$17.21
Accumulation units outstanding at the end of period	962	5,745

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.36	N/A
End of period	$14.62	N/A
Accumulation units outstanding at the end of period	8,818	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.25	N/A
End of period	$15.05	N/A
Accumulation units outstanding at the end of period	3,410	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.95	N/A
End of period	$20.23	N/A
Accumulation units outstanding at the end of period	25,496	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.77	$6.23
End of period	$8.35	$6.77
Accumulation units outstanding at the end of period	12,677	13,540

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.38	N/A
End of period	$10.14	N/A
Accumulation units outstanding at the end of period	11,569	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.67	N/A
End of period	$16.88	N/A
Accumulation units outstanding at the end of period	10,808	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.29	$13.48
End of period	$12.70	$14.29
Accumulation units outstanding at the end of period	73,637	105,100

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.84	$16.88
End of period	$17.08	$17.84
Accumulation units outstanding at the end of period	90,209	265,826

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.38	$9.85
End of period	$10.59	$10.38
Accumulation units outstanding at the end of period	30,917	12,736

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.42	N/A
End of period	$17.37	N/A
Accumulation units outstanding at the end of period	7,692	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.55	$9.27
End of period	$14.55	$10.55
Accumulation units outstanding at the end of period	-	7,607

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.69	N/A
End of period	$14.36	N/A
Accumulation units outstanding at the end of period	31,286	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$16.79	N/A
End of period	$23.02	N/A
Accumulation units outstanding at the end of period	573	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.03	N/A
End of period	$16.90	N/A
Accumulation units outstanding at the end of period	50,758	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.96	$10.85
End of period	$15.30	$11.96
Accumulation units outstanding at the end of period	86,786	75,193

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.40	N/A
End of period	$18.18	N/A
Accumulation units outstanding at the end of period	5,758	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$14.10	$12.45
End of period	$17.34	$14.10
Accumulation units outstanding at the end of period	9,815	10,388

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.21	$11.48
End of period	$12.48	$12.21
Accumulation units outstanding at the end of period	206,385	227,669

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.59	$12.94
End of period	$17.49	$14.59
Accumulation units outstanding at the end of period	126,760	123,625

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.72	$11.73
End of period	$13.74	$12.72
Accumulation units outstanding at the end of period	129,213	127,262

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.68	$13.20
End of period	$16.63	$14.68
Accumulation units outstanding at the end of period	96,514	101,716

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.48	$8.80
End of period	$15.55	$10.48
Accumulation units outstanding at the end of period	11,185	13,925

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$29.67	N/A
End of period	$40.23	N/A
Accumulation units outstanding at the end of period	34,956	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$45.94	$41.36
End of period	$61.31	$45.94
Accumulation units outstanding at the end of period	10,123	1,743

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.07	$10.05
End of period	$9.85	$10.07
Accumulation units outstanding at the end of period	-	10,043

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$15.08	$12.92
End of period	$20.22	$15.08
Accumulation units outstanding at the end of period	15,326	6,560

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$27.28	$25.34
End of period	$31.83	$27.28
Accumulation units outstanding at the end of period	8,198	8,371

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.85	$11.09
End of period	$10.60	$10.85
Accumulation units outstanding at the end of period	291,198	221,386

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.26%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.88	$7.92
End of period	$10.77	$8.88
Accumulation units outstanding at the end of period	1,984	2,209

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.33	$9.33
End of period	$11.83	$10.33
Accumulation units outstanding at the end of period	25,634	20,014

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.58	$8.58
End of period	$11.49	$9.58
Accumulation units outstanding at the end of period	28,711	18,261

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.32	$13.18
End of period	$15.95	$14.32
Accumulation units outstanding at the end of period	37,828	33,650

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.90	$13.69
End of period	$16.38	$14.90
Accumulation units outstanding at the end of period	33,905	35,017

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.15	$13.98
End of period	$16.35	$15.15
Accumulation units outstanding at the end of period	72,826	75,239

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.30	N/A
End of period	$11.56	N/A
Accumulation units outstanding at the end of period	6,674	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.96	$9.88
End of period	$14.19	$10.96
Accumulation units outstanding at the end of period	21,186	17,947

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.86	$10.50
End of period	$10.30	$10.86
Accumulation units outstanding at the end of period	20,091	26,999

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.97	$8.65
End of period	$12.47	$9.97
Accumulation units outstanding at the end of period	3,884	3,963

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.62	N/A
End of period	$12.15	N/A
Accumulation units outstanding at the end of period	16,123	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.24	$9.83
End of period	$14.61	$11.24
Accumulation units outstanding at the end of period	47,506	33,415

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.27	$8.95
End of period	$12.16	$10.27
Accumulation units outstanding at the end of period	4,164	3,249

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.76	$9.38
End of period	$11.66	$10.76
Accumulation units outstanding at the end of period	17,346	20,362

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.74	$9.89
End of period	$10.43	$9.74
Accumulation units outstanding at the end of period	13,510	15,477

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.37	$9.68
End of period	$11.59	$10.37
Accumulation units outstanding at the end of period	80,283	80,519

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$24.12	$22.31
End of period	$32.78	$24.12
Accumulation units outstanding at the end of period	26	1,546

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.27	N/A
End of period	$14.49	N/A
Accumulation units outstanding at the end of period	10,305	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$11.09	$10.04
End of period	$12.53	$11.09
Accumulation units outstanding at the end of period	2,184	2,074

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$24.67	$21.56
End of period	$29.72	$24.67
Accumulation units outstanding at the end of period	2,593	4,120

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$16.05	$14.44
End of period	$21.22	$16.05
Accumulation units outstanding at the end of period	4,208	4,911

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$26.48	$23.79
End of period	$33.77	$26.48
Accumulation units outstanding at the end of period	9,090	11,268

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.53	$7.12
End of period	$7.83	$8.53
Accumulation units outstanding at the end of period	677	1,644

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.16	$5.93
End of period	$6.83	$7.16
Accumulation units outstanding at the end of period	21,448	8,834

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.25	$8.16
End of period	$11.22	$9.25
Accumulation units outstanding at the end of period	29,629	28,529

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.39	$7.03
End of period	$10.69	$8.39
Accumulation units outstanding at the end of period	735	821

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.58	N/A
End of period	$11.72	N/A
Accumulation units outstanding at the end of period	15,468	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.63	$10.60
End of period	$12.97	$11.63
Accumulation units outstanding at the end of period	63,834	49,894

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.13	$6.54
End of period	$10.53	$8.13
Accumulation units outstanding at the end of period	28,639	8,328

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.67	$7.81
End of period	$10.88	$8.67
Accumulation units outstanding at the end of period	27,176	16,949

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.29	$11.55
End of period	$17.46	$13.29
Accumulation units outstanding at the end of period	12,688	10,580

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$21.95	$20.83
End of period	$21.23	$21.95
Accumulation units outstanding at the end of period	22,350	43,427

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.25	$11.49
End of period	$17.20	$13.25
Accumulation units outstanding at the end of period	12,244	8,254

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.57	$7.33
End of period	$11.25	$8.57
Accumulation units outstanding at the end of period	3,178	3,228

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.69	$10.92
End of period	$13.76	$13.69
Accumulation units outstanding at the end of period	19,203	31,286

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$15.11	$13.35
End of period	$17.58	$15.11
Accumulation units outstanding at the end of period	2,109	2,132

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.61	$10.56
End of period	$15.85	$11.61
Accumulation units outstanding at the end of period	7,828	3,169

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.57	$16.68
End of period	$22.48	$17.57
Accumulation units outstanding at the end of period	4,253	3,771

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$15.94	$13.86
End of period	$21.77	$15.94
Accumulation units outstanding at the end of period	12,051	5,044

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.52	$10.05
End of period	$13.93	$11.52
Accumulation units outstanding at the end of period	86,332	84,917

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.45	$10.00
End of period	$13.60	$11.45
Accumulation units outstanding at the end of period	2,697	4,302

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.62	$19.90
End of period	$31.41	$22.62
Accumulation units outstanding at the end of period	2,669	3,090

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.17	$17.93
End of period	$17.14	$18.17
Accumulation units outstanding at the end of period	17,332	19,650

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.16	$12.48
End of period	$13.44	$13.16
Accumulation units outstanding at the end of period	5,753	2,527

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.16	$8.08
End of period	$11.44	$9.16
Accumulation units outstanding at the end of period	2,213	2,875

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$15.79	$13.72
End of period	$21.12	$15.79
Accumulation units outstanding at the end of period	12,752	13,404

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.09	$12.93
End of period	$12.45	$13.09
Accumulation units outstanding at the end of period	4,080	10,533

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.64	$4.79
End of period	$6.67	$5.64
Accumulation units outstanding at the end of period	2,287	2,394

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$13.09	$10.85
End of period	$18.06	$13.09
Accumulation units outstanding at the end of period	27,994	20,529

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.69	$8.91
End of period	$12.36	$9.69
Accumulation units outstanding at the end of period	23,696	19,082

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.55	N/A
End of period	$13.69	N/A
Accumulation units outstanding at the end of period	3,588	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.36	N/A
End of period	$9.70	N/A
Accumulation units outstanding at the end of period	8,880	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.35	$5.96
End of period	$9.59	$7.35
Accumulation units outstanding at the end of period	12,639	7,824

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$14.08	$11.72
End of period	$15.60	$14.08
Accumulation units outstanding at the end of period	1,033	90

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.42	$11.58
End of period	$18.49	$13.42
Accumulation units outstanding at the end of period	18,120	10,914

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$9.98	$8.95
End of period	$12.07	$9.98
Accumulation units outstanding at the end of period	2,971	2,483

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.18	$12.29
End of period	$16.84	$14.18
Accumulation units outstanding at the end of period	1,565	330

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.70	$10.14
End of period	$15.07	$11.70
Accumulation units outstanding at the end of period	30,902	34,026

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.50	$10.68
End of period	$17.24	$12.50
Accumulation units outstanding at the end of period	4,148	3,134

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.73	$29.15
End of period	$36.44	$29.73
Accumulation units outstanding at the end of period	5,061	8,818

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.44	$12.27
End of period	$14.80	$13.44
Accumulation units outstanding at the end of period	3,303	1,277

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.39	N/A
End of period	$14.27	N/A
Accumulation units outstanding at the end of period	5,533	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.18	$14.99
End of period	$22.34	$17.18
Accumulation units outstanding at the end of period	6,796	6,204

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.34	$10.05
End of period	$14.60	$11.34
Accumulation units outstanding at the end of period	17,517	6,809

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.24	$10.10
End of period	$15.04	$11.24
Accumulation units outstanding at the end of period	4,756	4,640

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.92	$13.17
End of period	$20.20	$14.92
Accumulation units outstanding at the end of period	2,381	245

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.76	$6.21
End of period	$8.34	$6.76
Accumulation units outstanding at the end of period	17,000	22,711

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$9.66	$9.05
End of period	$12.74	$9.66
Accumulation units outstanding at the end of period	542	1,271

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.76	N/A
End of period	$12.71	N/A
Accumulation units outstanding at the end of period	17,569	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.38	N/A
End of period	$10.14	N/A
Accumulation units outstanding at the end of period	4,560	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.65	$11.58
End of period	$16.84	$13.65
Accumulation units outstanding at the end of period	9,365	8,926

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.28	$13.47
End of period	$12.68	$14.28
Accumulation units outstanding at the end of period	44,606	65,774

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.80	$16.84
End of period	$17.04	$17.80
Accumulation units outstanding at the end of period	90,802	137,210

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.38	N/A
End of period	$10.58	N/A
Accumulation units outstanding at the end of period	111,869	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.38	$14.35
End of period	$17.33	$16.38
Accumulation units outstanding at the end of period	37,403	40,341

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.54	$9.26
End of period	$14.54	$10.54
Accumulation units outstanding at the end of period	6,832	6,825

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.68	$9.13
End of period	$14.35	$10.68
Accumulation units outstanding at the end of period	3,383	763

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$16.74	$14.81
End of period	$22.95	$16.74
Accumulation units outstanding at the end of period	4,282	4,417

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.03	$10.58
End of period	$16.89	$12.03
Accumulation units outstanding at the end of period	59,191	52,123

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.08	$11.47
End of period	$18.28	$13.08
Accumulation units outstanding at the end of period	14,541	15,012

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.95	$10.84
End of period	$15.28	$11.95
Accumulation units outstanding at the end of period	63,647	43,921

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.39	$11.11
End of period	$18.16	$12.39
Accumulation units outstanding at the end of period	24,969	22,143

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$14.07	$12.43
End of period	$17.30	$14.07
Accumulation units outstanding at the end of period	17,039	6,317

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.20	$11.47
End of period	$12.46	$12.20
Accumulation units outstanding at the end of period	126,962	159,256

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.56	$12.91
End of period	$17.45	$14.56
Accumulation units outstanding at the end of period	67,507	45,797

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.71	$11.72
End of period	$13.72	$12.71
Accumulation units outstanding at the end of period	136,341	116,537

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.65	$13.17
End of period	$16.59	$14.65
Accumulation units outstanding at the end of period	87,415	84,681

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.47	$8.80
End of period	$15.53	$10.47
Accumulation units outstanding at the end of period	15,447	7,496

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$29.59	$25.47
End of period	$40.12	$29.59
Accumulation units outstanding at the end of period	21,324	19,435

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$45.81	$41.26
End of period	$61.14	$45.81
Accumulation units outstanding at the end of period	7,676	7,460

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.06	$10.04
End of period	$9.84	$10.06
Accumulation units outstanding at the end of period	7,191	10,879

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$15.05	$12.90
End of period	$20.18	$15.05
Accumulation units outstanding at the end of period	13,375	11,048

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$27.21	$25.28
End of period	$31.74	$27.21
Accumulation units outstanding at the end of period	16,566	18,122

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.82	$11.07
End of period	$10.58	$10.82
Accumulation units outstanding at the end of period	65,326	120,172

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.295%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.95	$9.88
End of period	$14.17	$10.95
Accumulation units outstanding at the end of period	2,538	2,243

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.85	$10.49
End of period	$10.29	$10.85
Accumulation units outstanding at the end of period	1,104	826

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.96	$8.65
End of period	$12.45	$9.96
Accumulation units outstanding at the end of period	762	882

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.23	$9.83
End of period	$14.59	$11.23
Accumulation units outstanding at the end of period	1,464	1,297

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.26	$8.94
End of period	$12.14	$10.26
Accumulation units outstanding at the end of period	2,033	1,974

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.37	$9.68
End of period	$11.58	$10.37
Accumulation units outstanding at the end of period	334	336

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$15.96	$14.37
End of period	$21.09	$15.96
Accumulation units outstanding at the end of period	724	574

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$26.33	$23.66
End of period	$33.57	$26.33
Accumulation units outstanding at the end of period	994	1,047

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.51	$7.11
End of period	$7.82	$8.51
Accumulation units outstanding at the end of period	418	365

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.12	$6.53
End of period	$10.50	$8.12
Accumulation units outstanding at the end of period	2,329	2,616

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.25	$11.53
End of period	$17.40	$13.25
Accumulation units outstanding at the end of period	1,748	1,967

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$21.81	$20.71
End of period	$21.09	$21.81
Accumulation units outstanding at the end of period	839	757

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.22	$11.46
End of period	$17.15	$13.22
Accumulation units outstanding at the end of period	1,182	1,236

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.66	$10.89
End of period	$13.72	$13.66
Accumulation units outstanding at the end of period	935	723

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$15.01	$13.27
End of period	$17.45	$15.01
Accumulation units outstanding at the end of period	580	589

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.57	$10.52
End of period	$15.78	$11.57
Accumulation units outstanding at the end of period	1,291	1,410

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.48	$19.79
End of period	$31.20	$22.48
Accumulation units outstanding at the end of period	1,332	1,401

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$18.06	$17.83
End of period	$17.03	$18.06
Accumulation units outstanding at the end of period	1,440	1,305

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.14	$12.46
End of period	$13.42	$13.14
Accumulation units outstanding at the end of period	372	369

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.36	$11.53
End of period	$18.40	$13.36
Accumulation units outstanding at the end of period	650	731

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.13	$12.25
End of period	$16.77	$14.13
Accumulation units outstanding at the end of period	1,130	1,258

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.67	$10.11
End of period	$15.02	$11.67
Accumulation units outstanding at the end of period	284	299

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.59	$29.02
End of period	$36.25	$29.59
Accumulation units outstanding at the end of period	133	135

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.37	N/A
End of period	$14.23	N/A
Accumulation units outstanding at the end of period	3,554	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.12	$14.94
End of period	$22.25	$17.12
Accumulation units outstanding at the end of period	507	515

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.30	$10.02
End of period	$14.53	$11.30
Accumulation units outstanding at the end of period	1,315	1,456

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.22	$10.08
End of period	$15.00	$11.22
Accumulation units outstanding at the end of period	229	275

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.25	$13.44
End of period	$12.65	$14.25
Accumulation units outstanding at the end of period	2,977	2,562

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.70	$16.76
End of period	$16.94	$17.70
Accumulation units outstanding at the end of period	5,262	4,559

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.67	$9.12
End of period	$14.32	$10.67
Accumulation units outstanding at the end of period	433	485

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.93	$10.82
End of period	$15.25	$11.93
Accumulation units outstanding at the end of period	708	718

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.37	$11.09
End of period	$18.12	$12.37
Accumulation units outstanding at the end of period	348	406

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.16	$11.44
End of period	$12.42	$12.16
Accumulation units outstanding at the end of period	2,042	1,866

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.67	$11.69
End of period	$13.67	$12.67
Accumulation units outstanding at the end of period	2,844	2,872

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.57	$13.11
End of period	$16.50	$14.57
Accumulation units outstanding at the end of period	22,712	23,037

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$29.41	$25.32
End of period	$39.86	$29.41
Accumulation units outstanding at the end of period	160	166

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$45.53	$41.02
End of period	$60.74	$45.53
Accumulation units outstanding at the end of period	332	368

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.98	$12.85
End of period	$20.08	$14.98
Accumulation units outstanding at the end of period	396	318

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.335%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.84	$7.90
End of period	$10.71	$8.84
Accumulation units outstanding at the end of period	248	252

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.28	$9.29
End of period	$11.76	$10.28
Accumulation units outstanding at the end of period	14,876	16,024

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.54	$8.55
End of period	$11.43	$9.54
Accumulation units outstanding at the end of period	2,243	1,486

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.28	N/A
End of period	$15.89	N/A
Accumulation units outstanding at the end of period	2,125	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.86	N/A
End of period	$16.33	N/A
Accumulation units outstanding at the end of period	28,633	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.11	$13.95
End of period	$16.29	$15.11
Accumulation units outstanding at the end of period	95,918	106,199

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.26	N/A
End of period	$11.55	N/A
Accumulation units outstanding at the end of period	2,838	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.94	$9.87
End of period	$14.15	$10.94
Accumulation units outstanding at the end of period	19,307	13,148

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.83	$10.49
End of period	$10.27	$10.83
Accumulation units outstanding at the end of period	669	1,039

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.95	$8.64
End of period	$12.43	$9.95
Accumulation units outstanding at the end of period	153	156

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.26	N/A
End of period	$12.12	N/A
Accumulation units outstanding at the end of period	7,021	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.22	$9.82
End of period	$14.57	$11.22
Accumulation units outstanding at the end of period	43,888	20,309

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.25	$8.94
End of period	$12.13	$10.25
Accumulation units outstanding at the end of period	2,056	2,157

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.74	$9.36
End of period	$11.63	$10.74
Accumulation units outstanding at the end of period	470	481

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.70	$9.85
End of period	$10.37	$9.70
Accumulation units outstanding at the end of period	39,047	30,257

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.36	$9.67
End of period	$11.57	$10.36
Accumulation units outstanding at the end of period	45,658	49,361

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$23.80	$22.03
End of period	$32.32	$23.80
Accumulation units outstanding at the end of period	4,438	4,094

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.00	N/A
End of period	$14.46	N/A
Accumulation units outstanding at the end of period	1,463	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$10.99	$9.95
End of period	$12.40	$10.99
Accumulation units outstanding at the end of period	344	349

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$24.34	$21.29
End of period	$29.30	$24.34
Accumulation units outstanding at the end of period	85	86

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$15.86	N/A
End of period	$20.94	N/A
Accumulation units outstanding at the end of period	5,183	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$26.15	$23.52
End of period	$33.34	$26.15
Accumulation units outstanding at the end of period	762	1,031

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.50	N/A
End of period	$7.80	N/A
Accumulation units outstanding at the end of period	115	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.13	$5.91
End of period	$6.80	$7.13
Accumulation units outstanding at the end of period	1,088	1,102

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.21	$8.13
End of period	$11.16	$9.21
Accumulation units outstanding at the end of period	41,547	63,859

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.35	$7.00
End of period	$10.63	$8.35
Accumulation units outstanding at the end of period	19,999	414

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.57	N/A
End of period	$11.70	N/A
Accumulation units outstanding at the end of period	27,068	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.57	$10.56
End of period	$12.90	$11.57
Accumulation units outstanding at the end of period	27,556	22,857

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.10	$6.51
End of period	$10.48	$8.10
Accumulation units outstanding at the end of period	6,328	3,985

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.64	$7.78
End of period	$10.82	$8.64
Accumulation units outstanding at the end of period	18,274	8,857

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.21	$11.50
End of period	$17.34	$13.21
Accumulation units outstanding at the end of period	4,083	2,878

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$21.66	$20.57
End of period	$20.93	$21.66
Accumulation units outstanding at the end of period	4,782	3,805

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.18	$11.43
End of period	$17.09	$13.18
Accumulation units outstanding at the end of period	11,250	9,541

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.53	$7.30
End of period	$11.19	$8.53
Accumulation units outstanding at the end of period	244	260

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.61	$10.86
End of period	$13.67	$13.61
Accumulation units outstanding at the end of period	29,504	29,106

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$14.91	$13.19
End of period	$17.33	$14.91
Accumulation units outstanding at the end of period	173	345

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.51	$10.48
End of period	$15.70	$11.51
Accumulation units outstanding at the end of period	4,615	4,454

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.37	$16.50
End of period	$22.21	$17.37
Accumulation units outstanding at the end of period	1,780	1,306

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$15.81	$13.75
End of period	$21.57	$15.81
Accumulation units outstanding at the end of period	1,465	948

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.50	$10.04
End of period	$13.89	$11.50
Accumulation units outstanding at the end of period	39,056	42,182

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.32	$9.89
End of period	$13.44	$11.32
Accumulation units outstanding at the end of period	3,618	1,087

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.30	$19.64
End of period	$30.94	$22.30
Accumulation units outstanding at the end of period	5,109	4,067

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$17.93	$17.71
End of period	$16.90	$17.93
Accumulation units outstanding at the end of period	1,476	2,050

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.12	N/A
End of period	$13.39	N/A
Accumulation units outstanding at the end of period	1,671	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.12	$8.05
End of period	$11.38	$9.12
Accumulation units outstanding at the end of period	730	917

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$15.62	N/A
End of period	$20.89	N/A
Accumulation units outstanding at the end of period	1,557	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$12.99	$12.83
End of period	$12.34	$12.99
Accumulation units outstanding at the end of period	367	10,749

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.58	$4.75
End of period	$6.60	$5.58
Accumulation units outstanding at the end of period	26,657	18,913

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$12.96	N/A
End of period	$17.86	N/A
Accumulation units outstanding at the end of period	12,191	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.59	$8.82
End of period	$12.22	$9.59
Accumulation units outstanding at the end of period	11,694	11,508

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.06	N/A
End of period	$13.67	N/A
Accumulation units outstanding at the end of period	58	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.35	$9.01
End of period	$9.69	$10.35
Accumulation units outstanding at the end of period	18,260	16,757

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.28	$5.91
End of period	$9.48	$7.28
Accumulation units outstanding at the end of period	10,557	6,042

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$13.93	$11.61
End of period	$15.42	$13.93
Accumulation units outstanding at the end of period	5,957	4,583

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.29	$11.47
End of period	$18.29	$13.29
Accumulation units outstanding at the end of period	7,553	5,361

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$9.93	$8.92
End of period	$12.01	$9.93
Accumulation units outstanding at the end of period	374	447

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.07	$12.20
End of period	$16.69	$14.07
Accumulation units outstanding at the end of period	4,054	1,325

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.63	$10.09
End of period	$14.96	$11.63
Accumulation units outstanding at the end of period	26,794	26,086

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.16	$8.20
End of period	$11.84	$9.16
Accumulation units outstanding at the end of period	2,478	2,429

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.42	$10.62
End of period	$17.12	$12.42
Accumulation units outstanding at the end of period	3,085	3,131

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.42	$28.87
End of period	$36.03	$29.42
Accumulation units outstanding at the end of period	32,522	58,612

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.40	N/A
End of period	$14.74	N/A
Accumulation units outstanding at the end of period	2,938	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.34	$9.49
End of period	$14.19	$10.34
Accumulation units outstanding at the end of period	650	740

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$17.04	$14.88
End of period	$22.14	$17.04
Accumulation units outstanding at the end of period	33,102	38,463

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.25	$9.98
End of period	$14.46	$11.25
Accumulation units outstanding at the end of period	8,712	29,594

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.19	$10.06
End of period	$14.96	$11.19
Accumulation units outstanding at the end of period	18,246	14,750

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.80	$13.07
End of period	$20.02	$14.80
Accumulation units outstanding at the end of period	42,266	44,494

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.69	$6.15
End of period	$8.24	$6.69
Accumulation units outstanding at the end of period	17,684	21,691

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$9.60	$9.01
End of period	$12.65	$9.60
Accumulation units outstanding at the end of period	15,666	16,582

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.44	N/A
End of period	$12.70	N/A
Accumulation units outstanding at the end of period	6,709	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.38	N/A
End of period	$10.13	N/A
Accumulation units outstanding at the end of period	9,267	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.53	$11.49
End of period	$16.68	$13.53
Accumulation units outstanding at the end of period	2,264	2,750

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.21	$13.42
End of period	$12.62	$14.21
Accumulation units outstanding at the end of period	45,708	62,759

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.60	$16.67
End of period	$16.83	$17.60
Accumulation units outstanding at the end of period	43,186	62,991

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.36	$9.84
End of period	$10.56	$10.36
Accumulation units outstanding at the end of period	51,432	35,462

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.19	$14.19
End of period	$17.11	$16.19
Accumulation units outstanding at the end of period	37,782	27,521

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.50	$9.23
End of period	$14.48	$10.50
Accumulation units outstanding at the end of period	1,434	1,170

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$11.98	$10.55
End of period	$16.81	$11.98
Accumulation units outstanding at the end of period	84,359	34,037

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.03	N/A
End of period	$18.20	N/A
Accumulation units outstanding at the end of period	3,526	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.91	$10.81
End of period	$15.21	$11.91
Accumulation units outstanding at the end of period	88,185	21,359

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.34	$11.07
End of period	$18.08	$12.34
Accumulation units outstanding at the end of period	25,481	21,211

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$13.92	N/A
End of period	$17.10	N/A
Accumulation units outstanding at the end of period	5,556	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.12	$11.41
End of period	$12.38	$12.12
Accumulation units outstanding at the end of period	17,368	10,157

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.40	$12.78
End of period	$17.24	$14.40
Accumulation units outstanding at the end of period	29,531	25,060

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.63	$11.65
End of period	$13.62	$12.63
Accumulation units outstanding at the end of period	19,300	17,787

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.49	$13.04
End of period	$16.40	$14.49
Accumulation units outstanding at the end of period	40,978	41,017

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.43	$8.77
End of period	$15.46	$10.43
Accumulation units outstanding at the end of period	30,326	4,422

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$29.20	$25.15
End of period	$39.56	$29.20
Accumulation units outstanding at the end of period	2,593	1,980

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$45.21	$40.74
End of period	$60.29	$45.21
Accumulation units outstanding at the end of period	7,280	5,757

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.01	$10.00
End of period	$9.79	$10.01
Accumulation units outstanding at the end of period	14,127	427

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.91	$12.79
End of period	$19.97	$14.91
Accumulation units outstanding at the end of period	435	579

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$26.85	$24.96
End of period	$31.30	$26.85
Accumulation units outstanding at the end of period	54,411	59,341

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.67	$10.93
End of period	$10.43	$10.67
Accumulation units outstanding at the end of period	112,337	3,243

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.395%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$8.81	$7.87
End of period	$10.67	$8.81
Accumulation units outstanding at the end of period	211,098	212,629

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.25	$9.26
End of period	$11.72	$10.25
Accumulation units outstanding at the end of period	362,517	235,359

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$9.50	$8.52
End of period	$11.38	$9.50
Accumulation units outstanding at the end of period	431,844	257,595

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.25	$13.13
End of period	$15.84	$14.25
Accumulation units outstanding at the end of period	454,554	411,743

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$14.83	$13.64
End of period	$16.28	$14.83
Accumulation units outstanding at the end of period	778,093	860,472

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.08	$13.93
End of period	$16.24	$15.08
Accumulation units outstanding at the end of period	1,363,570	1,481,657

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.47	N/A
End of period	$11.54	N/A
Accumulation units outstanding at the end of period	365,416	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.92	$9.86
End of period	$14.12	$10.92
Accumulation units outstanding at the end of period	576,875	486,551

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.82	$10.48
End of period	$10.25	$10.82
Accumulation units outstanding at the end of period	446,439	413,680

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.94	$8.63
End of period	$12.41	$9.94
Accumulation units outstanding at the end of period	84,903	78,364

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.27	N/A
End of period	$12.12	N/A
Accumulation units outstanding at the end of period	100,261	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.20	$9.81
End of period	$14.54	$11.20
Accumulation units outstanding at the end of period	607,363	510,323

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.23	$8.93
End of period	$12.10	$10.23
Accumulation units outstanding at the end of period	128,379	118,532

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.72	$9.36
End of period	$11.61	$10.72
Accumulation units outstanding at the end of period	379,961	326,040

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.66	$9.82
End of period	$10.33	$9.66
Accumulation units outstanding at the end of period	485,880	518,000

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.34	$9.67
End of period	$11.54	$10.34
Accumulation units outstanding at the end of period	1,665,912	1,334,000

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$23.57	$21.82
End of period	$31.98	$23.57
Accumulation units outstanding at the end of period	34,804	49,673

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$11.99	$10.35
End of period	$14.45	$11.99
Accumulation units outstanding at the end of period	225,743	106,599

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$10.91	$9.88
End of period	$12.30	$10.91
Accumulation units outstanding at the end of period	258,281	84,177

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$24.09	$21.08
End of period	$28.98	$24.09
Accumulation units outstanding at the end of period	60,759	70,982

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$15.71	$14.15
End of period	$20.73	$15.71
Accumulation units outstanding at the end of period	62,962	61,130

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$25.90	$23.31
End of period	$32.99	$25.90
Accumulation units outstanding at the end of period	252,146	186,042

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$8.47	$7.08
End of period	$7.77	$8.47
Accumulation units outstanding at the end of period	139,993	147,264

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$7.11	$5.90
End of period	$6.78	$7.11
Accumulation units outstanding at the end of period	236,351	253,283

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.18	$8.11
End of period	$11.11	$9.18
Accumulation units outstanding at the end of period	431,665	470,712

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.32	$6.98
End of period	$10.59	$8.32
Accumulation units outstanding at the end of period	142,949	144,291

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.57	N/A
End of period	$11.69	N/A
Accumulation units outstanding at the end of period	446,925	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.53	$10.52
End of period	$12.84	$11.53
Accumulation units outstanding at the end of period	750,347	642,039

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.07	$6.50
End of period	$10.44	$8.07
Accumulation units outstanding at the end of period	118,539	117,758

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$8.61	$7.75
End of period	$10.78	$8.61
Accumulation units outstanding at the end of period	320,581	378,774

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.15	$11.45
End of period	$17.25	$13.15
Accumulation units outstanding at the end of period	306,518	259,518

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$21.43	$20.37
End of period	$20.70	$21.43
Accumulation units outstanding at the end of period	168,958	210,674

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.12	$11.38
End of period	$17.00	$13.12
Accumulation units outstanding at the end of period	121,825	149,600

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.50	$7.28
End of period	$11.14	$8.50
Accumulation units outstanding at the end of period	141,932	40,274

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.55	$10.82
End of period	$13.60	$13.55
Accumulation units outstanding at the end of period	347,365	381,137

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$14.75	$13.06
End of period	$17.14	$14.75
Accumulation units outstanding at the end of period	158,612	70,839

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$11.44	$10.42
End of period	$15.59	$11.44
Accumulation units outstanding at the end of period	207,004	194,818

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.22	$16.37
End of period	$22.00	$17.22
Accumulation units outstanding at the end of period	79,169	67,755

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$15.70	$13.67
End of period	$21.42	$15.70
Accumulation units outstanding at the end of period	166,965	58,194

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.47	$10.02
End of period	$13.85	$11.47
Accumulation units outstanding at the end of period	1,187,559	1,169,767

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.22	$9.81
End of period	$13.31	$11.22
Accumulation units outstanding at the end of period	76,067	61,766

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.08	$19.46
End of period	$30.62	$22.08
Accumulation units outstanding at the end of period	66,125	90,042

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$17.74	$17.53
End of period	$16.71	$17.74
Accumulation units outstanding at the end of period	179,995	375,251

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.09	$12.42
End of period	$13.35	$13.09
Accumulation units outstanding at the end of period	53,069	47,895

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.09	$8.03
End of period	$11.34	$9.09
Accumulation units outstanding at the end of period	28,333	25,144

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$15.50	$13.49
End of period	$20.71	$15.50
Accumulation units outstanding at the end of period	210,472	187,982

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$12.90	$12.76
End of period	$12.25	$12.90
Accumulation units outstanding at the end of period	313,803	407,750

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$5.53	$4.71
End of period	$6.54	$5.53
Accumulation units outstanding at the end of period	239,143	218,398

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$12.85	$10.66
End of period	$17.71	$12.85
Accumulation units outstanding at the end of period	335,989	286,641

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	$9.51	$8.76
End of period	$12.12	$9.51
Accumulation units outstanding at the end of period	299,049	310,089

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$11.78	N/A
End of period	$13.66	N/A
Accumulation units outstanding at the end of period	89,378	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.34	N/A
End of period	$9.67	N/A
Accumulation units outstanding at the end of period	437,963	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.30	$10.65
End of period	$14.41	$11.30
Accumulation units outstanding at the end of period	32,704	7,269

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.22	$5.86
End of period	$9.40	$7.22
Accumulation units outstanding at the end of period	404,110	264,872

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	$13.83	$11.52
End of period	$15.29	$13.83
Accumulation units outstanding at the end of period	70,345	21,119

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$13.18	$11.39
End of period	$18.13	$13.18
Accumulation units outstanding at the end of period	583,263	375,217

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$9.90	$8.90
End of period	$11.96	$9.90
Accumulation units outstanding at the end of period	259,205	198,587

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$13.98	$12.13
End of period	$16.57	$13.98
Accumulation units outstanding at the end of period	368,737	281,303

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.57	$10.04
End of period	$14.88	$11.57
Accumulation units outstanding at the end of period	182,082	182,371

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.12	$8.18
End of period	$11.78	$9.12
Accumulation units outstanding at the end of period	73,973	81,029

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.36	$10.58
End of period	$17.02	$12.36
Accumulation units outstanding at the end of period	134,747	113,132

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.52	$5.98
End of period	$7.84	$6.52
Accumulation units outstanding at the end of period	27,060	22,032

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$29.20	$28.66
End of period	$35.73	$29.20
Accumulation units outstanding at the end of period	182,289	196,978

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.36	$12.22
End of period	$14.70	$13.36
Accumulation units outstanding at the end of period	37,814	20,183

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$10.30	$9.46
End of period	$14.13	$10.30
Accumulation units outstanding at the end of period	103,871	48,206

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$16.93	$14.79
End of period	$21.98	$16.93
Accumulation units outstanding at the end of period	357,091	354,214

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$11.17	$9.92
End of period	$14.36	$11.17
Accumulation units outstanding at the end of period	854,057	879,054

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.15	$10.03
End of period	$14.90	$11.15
Accumulation units outstanding at the end of period	117,981	102,421

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.71	$13.00
End of period	$19.88	$14.71
Accumulation units outstanding at the end of period	435,410	331,851

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$6.63	$6.11
End of period	$8.17	$6.63
Accumulation units outstanding at the end of period	534,546	521,256

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$9.56	$8.97
End of period	$12.58	$9.56
Accumulation units outstanding at the end of period	43,714	77,112

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.43	N/A
End of period	$12.69	N/A
Accumulation units outstanding at the end of period	32,964	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.37	N/A
End of period	$10.12	N/A
Accumulation units outstanding at the end of period	96,936	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$13.43	$11.42
End of period	$16.56	$13.43
Accumulation units outstanding at the end of period	149,210	152,312

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.16	$13.38
End of period	$12.56	$14.16
Accumulation units outstanding at the end of period	878,960	1,702,843

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.44	$16.53
End of period	$16.68	$17.44
Accumulation units outstanding at the end of period	1,616,869	2,601,379

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.35	N/A
End of period	$10.54	N/A
Accumulation units outstanding at the end of period	997,631	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.06	$14.09
End of period	$16.96	$16.06
Accumulation units outstanding at the end of period	604,946	855,096

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.47	$9.21
End of period	$14.43	$10.47
Accumulation units outstanding at the end of period	150,799	107,936

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$10.61	$9.08
End of period	$14.23	$10.61
Accumulation units outstanding at the end of period	310,791	97,484

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$16.35	$14.48
End of period	$22.38	$16.35
Accumulation units outstanding at the end of period	29,500	17,983

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$11.94	$10.52
End of period	$16.75	$11.94
Accumulation units outstanding at the end of period	831,266	474,060

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$12.99	$11.41
End of period	$18.13	$12.99
Accumulation units outstanding at the end of period	191,191	155,783

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$11.87	$10.78
End of period	$15.16	$11.87
Accumulation units outstanding at the end of period	1,029,409	789,340

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.30	$11.04
End of period	$18.01	$12.30
Accumulation units outstanding at the end of period	283,775	149,067

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$13.79	$12.20
End of period	$16.94	$13.79
Accumulation units outstanding at the end of period	295,435	291,208

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.06	$11.36
End of period	$12.31	$12.06
Accumulation units outstanding at the end of period	1,013,422	1,593,803

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$14.27	$12.67
End of period	$17.08	$14.27
Accumulation units outstanding at the end of period	823,988	768,063

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$12.57	$11.60
End of period	$13.55	$12.57
Accumulation units outstanding at the end of period	1,117,922	1,074,986

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.36	$12.93
End of period	$16.24	$14.36
Accumulation units outstanding at the end of period	1,506,149	1,394,774

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.40	$8.75
End of period	$15.41	$10.40
Accumulation units outstanding at the end of period	235,591	131,276

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$28.90	$24.91
End of period	$39.12	$28.90
Accumulation units outstanding at the end of period	295,450	203,776

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$44.74	$40.34
End of period	$59.62	$44.74
Accumulation units outstanding at the end of period	195,809	145,213

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.97	$9.97
End of period	$9.74	$9.97
Accumulation units outstanding at the end of period	601,998	737,958

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.79	$12.70
End of period	$19.81	$14.79
Accumulation units outstanding at the end of period	190,065	141,463

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$26.57	$24.72
End of period	$30.96	$26.57
Accumulation units outstanding at the end of period	554,821	496,420

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.56	$10.82
End of period	$10.31	$10.56
Accumulation units outstanding at the end of period	1,604,647	1,565,670

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$20.05	$17.65
End of period	$25.65	$20.05
Accumulation units outstanding at the end of period	79,319	58,292

Accumulation Unit Values
Contract with Endorsements - 2.635%

Investment Divisions	December 31,	December 31,
	2013	2012
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$14.94	$13.84
End of period	$16.06	$14.94
Accumulation units outstanding at the end of period	385	390

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$10.85	$9.82
End of period	$13.99	$10.85
Accumulation units outstanding at the end of period	276	279

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$9.87	$8.60
End of period	$12.30	$9.87
Accumulation units outstanding at the end of period	314	317

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.13	$9.77
End of period	$14.41	$11.13
Accumulation units outstanding at the end of period	332	336

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.17	$8.89
End of period	$11.99	$10.17
Accumulation units outstanding at the end of period	303	307

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$9.53	$9.71
End of period	$10.16	$9.53
Accumulation units outstanding at the end of period	280	284

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$22.58	$20.96
End of period	$30.56	$22.58
Accumulation units outstanding at the end of period	155	157

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.34	$10.38
End of period	$12.60	$11.34
Accumulation units outstanding at the end of period	308	312

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.30	$10.65
End of period	$13.32	$13.30
Accumulation units outstanding at the end of period	253	256

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.38	$9.96
End of period	$13.71	$11.38
Accumulation units outstanding at the end of period	270	274

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$8.97	$7.94
End of period	$11.16	$8.97
Accumulation units outstanding at the end of period	339	344

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Global 15 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$13.61	$11.84
End of period	$16.10	$13.61
Accumulation units outstanding at the end of period	228	231

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$11.35	$9.87
End of period	$14.55	$11.35
Accumulation units outstanding at the end of period	274	278

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$12.12	$10.40
End of period	$16.65	$12.12
Accumulation units outstanding at the end of period	259	262

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$16.49	$14.44
End of period	$21.36	$16.49
Accumulation units outstanding at the end of period	188	191

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.32	$12.69
End of period	$19.31	$14.32
Accumulation units outstanding at the end of period	215	217

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$11.80	$10.42
End of period	$16.50	$11.80
Accumulation units outstanding at the end of period	313	317

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

Investment Divisions	December 31,	December 31,
	2013	2012
JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A
End of period	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A

APPENDIX A

Jackson National Separate Account I

Financial Statements

December 31, 2013

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	CG - Conservative Fund	CG - Equity 100 Fund	CG - Equity Income Fund	CG - Fixed Income 100 Fund	CG - Growth Fund	CG - Institutional Alt 100 Conservative Fund	CG - Institutional Alt 100 Growth Fund	CG - Institutional Alt 100 Moderate Fund	CG - Institutional Alt 65 Fund	CG - Interest Rate Opportunities Fund
Assets
Investments, at fair value (a)	$55,255,419	$49,262,282	$43,192,367	$22,059,048	$43,815,918	$17,738,505	$37,070,387	$275,259,838	$107,396,269	$28,938,249
Receivables:
Investments in Fund shares sold	4,370	5,320	1,677	4,592	1,870	644	2,539	43,184	4,021	5,976
Investment Division units sold	13,258	365,108	83,933	20,918	408,022	15,434	246,242	182,532	100,794	127,080
Total assets	55,273,047	49,632,710	43,277,977	22,084,558	44,225,810	17,754,583	37,319,168	275,485,554	107,501,084	29,071,305

Liabilities
Payables:
Investments in Fund shares purchased	13,258	365,108	83,933	20,918	408,022	15,434	246,242	182,532	100,794	127,080
Investment Division units redeemed	2,712	3,917	397	3,931	654	120	1,483	35,253	920	5,123
Insurance fees due to Jackson	1,658	1,403	1,280	661	1,216	524	1,056	7,931	3,101	853
Total liabilities	17,628	370,428	85,610	25,510	409,892	16,078	248,781	225,716	104,815	133,056
Net assets (Note 7)	$55,255,419	$49,262,282	$43,192,367	$22,059,048	$43,815,918	$17,738,505	$37,070,387	$275,259,838	$107,396,269	$28,938,249

(a) Investments in Funds, shares outstanding	5,193,179	3,757,611	3,540,358	2,253,223	4,005,111	1,773,850	3,641,492	25,967,909	9,504,095	2,940,879
Investments in Funds, at cost	$54,986,556	$43,617,363	$38,969,052	$22,504,781	$41,546,580	$17,531,859	$36,157,705	$266,673,393	$100,573,864	$28,575,128

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	CG - International Opportunities Conservative Fund	CG - International Opportunities Growth Fund	CG - International Opportunities Moderate Fund	CG - Maximum Growth Fund	CG - Moderate Fund	CG - Moderate Growth Fund	CG - Multi-Strategy Income Fund	CG - Real Assets Fund	CG - Tactical Maximum Growth Fund	CG - Tactical Moderate Growth Fund
Assets
Investments, at fair value (a)	$1,844,020	$4,523,603	$4,824,711	$65,550,919	$172,058,654	$252,988,721	$20,207,299	$4,998,604	$66,139,049	$228,187,759
Receivables:
Investments in Fund shares sold	56	133	139	28,619	63,689	11,984	7,538	629	134,290	92,949
Investment Division units sold	4,000	-	9,277	91,743	294,138	522,624	81,152	22,285	136,274	370,157
Total assets	1,848,076	4,523,736	4,834,127	65,671,281	172,416,481	253,523,329	20,295,989	5,021,518	66,409,613	228,650,865

Liabilities
Payables:
Investments in Fund shares purchased	4,000	-	9,277	91,743	294,138	522,624	81,152	22,285	136,274	370,157
Investment Division units redeemed	-	3	-	26,763	58,634	4,702	6,946	484	132,431	86,423
Insurance fees due to Jackson	56	130	139	1,856	5,055	7,282	592	145	1,859	6,526
Total liabilities	4,056	133	9,416	120,362	357,827	534,608	88,690	22,914	270,564	463,106
Net assets (Note 7)	$1,844,020	$4,523,603	$4,824,711	$65,550,919	$172,058,654	$252,988,721	$20,207,299	$4,998,604	$66,139,049	$228,187,759

(a) Investments in Funds, shares outstanding	187,974	443,926	481,989	5,329,343	14,618,407	21,549,295	2,076,804	504,909	5,590,790	19,705,333
Investments in Funds, at cost	$1,814,880	$4,337,143	$4,717,402	$57,917,118	$161,396,254	$235,054,005	$19,997,526	$4,936,401	$59,154,633	$211,595,967

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund	Curian Focused International Equity Fund	Curian Focused U.S. Equity Fund	Curian Long Short Credit Fund	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian/Aberdeen Latin America Fund
Assets
Investments, at fair value (a)	$238,699,935	$55,489,483	$149,063,666	$424,533	$537,789	$5,576,247	$32,732,046	$80,234,581	$70,581,418	$1,215,921
Receivables:
Investments in Fund shares sold	196,136	19,445	72,467	12	16	15,668	1,028	3,851	57,349	2,588
Investment Division units sold	153,137	21,349	188,729	12,550	-	6,619	53,146	174,991	92,089	1,100
Total assets	239,049,208	55,530,277	149,324,862	437,095	537,805	5,598,534	32,786,220	80,413,423	70,730,856	1,219,609

Liabilities
Payables:
Investments in Fund shares purchased	153,137	21,349	188,729	12,550	-	6,619	53,146	174,991	92,089	1,100
Investment Division units redeemed	189,141	17,849	68,055	-	-	15,496	67	1,515	55,322	2,554
Insurance fees due to Jackson	6,995	1,596	4,412	12	16	172	961	2,336	2,027	34
Total liabilities	349,273	40,794	261,196	12,562	16	22,287	54,174	178,842	149,438	3,688
Net assets (Note 7)	$238,699,935	$55,489,483	$149,063,666	$424,533	$537,789	$5,576,247	$32,732,046	$80,234,581	$70,581,418	$1,215,921

(a) Investments in Funds, shares outstanding	23,401,954	5,915,723	14,374,510	40,355	49,024	548,304	2,972,938	6,776,569	5,687,463	146,850
Investments in Funds, at cost	$238,315,609	$56,608,615	$148,358,313	$415,410	$514,195	$5,410,518	$31,189,887	$73,724,110	$63,284,027	$1,291,370

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	Curian/American Funds Global Growth Fund	Curian/American Funds Growth Fund	Curian/AQR Risk Parity Fund	Curian/Ashmore Emerging Market Small Cap Equity Fund	Curian/Baring International Fixed Income Fund	Curian/BlackRock Global Long Short Credit Fund	Curian/DFA U.S. Micro Cap Fund	Curian/DoubleLine Total Return Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian/Epoch Global Shareholder Yield Fund
Assets
Investments, at fair value (a)	$5,062,821	$45,213,753	$1,348,020	$1,527,108	$1,210,323	$22,308,296	$16,188,484	$5,167,164	$7,451,445	$15,590,221
Receivables:
Investments in Fund shares sold	142	1,501	41	44	36	90,604	31,055	150	37,424	2,839
Investment Division units sold	35,690	67,185	6,792	883	-	113,244	43,524	78,146	11,455	13,827
Total assets	5,098,653	45,282,439	1,354,853	1,528,035	1,210,359	22,512,144	16,263,063	5,245,460	7,500,324	15,606,887

Liabilities
Payables:
Investments in Fund shares purchased	35,690	67,185	6,792	883	-	113,244	43,524	78,146	11,455	13,827
Investment Division units redeemed	-	220	2	-	-	89,944	30,586	-	37,197	2,389
Insurance fees due to Jackson	142	1,281	39	44	36	660	469	150	227	450
Total liabilities	35,832	68,686	6,833	927	36	203,848	74,579	78,296	48,879	16,666
Net assets (Note 7)	$5,062,821	$45,213,753	$1,348,020	$1,527,108	$1,210,323	$22,308,296	$16,188,484	$5,167,164	$7,451,445	$15,590,221

(a) Investments in Funds, shares outstanding	460,256	3,273,986	133,998	146,837	126,471	2,208,742	1,124,982	516,716	782,715	1,372,379
Investments in Funds, at cost	$4,842,263	$39,104,358	$1,359,434	$1,452,666	$1,226,864	$21,994,034	$14,355,576	$5,200,595	$7,470,582	$16,132,653

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	Curian/FAMCO Flex Core Covered Call Fund	Curian/Franklin Templeton Frontier Markets Fund	Curian/Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund	Curian/Neuberger Berman Currency Fund	Curian/Nicholas Convertible Arbitrage Fund	Curian/PIMCO Credit Income Fund	Curian/PineBridge Merger Arbitrage Fund	Curian/Schroder Emerging Europe Fund	Curian/T. Rowe Price Capital Appreciation Fund
Assets
Investments, at fair value (a)	$59,229,238	$10,523,693	$19,294,478	$3,438,085	$10,983,665	$40,484,175	$19,395,476	$63,826,261	$1,538,985	$9,228,428
Receivables:
Investments in Fund shares sold	6,065	353	600	98	334	17,630	10,513	23,919	43	1,601
Investment Division units sold	228,860	22,909	10,600	19,134	5,207	116,047	23,333	47,487	55,710	92,766
Total assets	59,464,163	10,546,955	19,305,678	3,457,317	10,989,206	40,617,852	19,429,322	63,897,667	1,594,738	9,322,795

Liabilities
Payables:
Investments in Fund shares purchased	228,860	22,909	10,600	19,134	5,207	116,047	23,333	47,487	55,710	92,766
Investment Division units redeemed	4,331	54	44	-	14	16,444	9,953	22,049	-	1,330
Insurance fees due to Jackson	1,734	299	556	98	320	1,186	560	1,870	43	271
Total liabilities	234,925	23,262	11,200	19,232	5,541	133,677	33,846	71,406	55,753	94,367
Net assets (Note 7)	$59,229,238	$10,523,693	$19,294,478	$3,438,085	$10,983,665	$40,484,175	$19,395,476	$63,826,261	$1,538,985	$9,228,428

(a) Investments in Funds, shares outstanding	5,218,435	851,431	2,024,604	296,387	1,120,782	3,837,363	1,907,126	6,338,258	149,416	878,062
Investments in Funds, at cost	$56,170,471	$9,692,466	$18,206,301	$3,203,902	$11,200,221	$40,166,822	$19,960,316	$63,936,289	$1,541,742	$9,066,485

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	Curian/The Boston Company Equity Income Fund	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/Urdang International REIT Fund	Curian/Van Eck International Gold Fund	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund
Assets
Investments, at fair value (a)	$28,342,432	$18,424,316	$7,719,540	$3,063,702	$11,291,223	$521,713,292	$1,026,832,403	$1,216,735,393	$1,697,532,924	$2,315,266,549
Receivables:
Investments in Fund shares sold	3,771	4,999	14,295	578	369	112,092	249,402	186,103	874,382	1,272,012
Investment Division units sold	97,009	8,905	9,879	6,360	39,103	621,218	528,741	602,743	266,158	550,595
Total assets	28,443,212	18,438,220	7,743,714	3,070,640	11,330,695	522,446,602	1,027,610,546	1,217,524,239	1,698,673,464	2,317,089,156

Liabilities
Payables:
Investments in Fund shares purchased	97,009	8,905	9,879	6,360	39,103	621,218	528,741	602,743	266,158	550,595
Investment Division units redeemed	2,946	4,463	14,065	489	46	91,103	208,185	137,721	807,776	1,179,572
Insurance fees due to Jackson	825	536	230	89	323	20,989	41,217	48,382	66,606	92,440
Total liabilities	100,780	13,904	24,174	6,938	39,472	733,310	778,143	788,846	1,140,540	1,822,607
Net assets (Note 7)	$28,342,432	$18,424,316	$7,719,540	$3,063,702	$11,291,223	$521,713,292	$1,026,832,403	$1,216,735,393	$1,697,532,924	$2,315,266,549

(a) Investments in Funds, shares outstanding	2,118,268	1,827,809	775,054	333,737	2,407,510	47,951,589	85,002,682	104,620,412	104,207,055	139,389,919
Investments in Funds, at cost	$27,085,151	$18,390,974	$7,740,536	$3,055,557	$15,636,785	$441,493,433	$888,934,111	$1,014,413,677	$1,496,366,226	$2,072,466,006

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund
Assets
Investments, at fair value (a)	$3,197,208,283	$746,748,398	$439,310,178	$1,145,062,654	$433,086,282	$316,078,255	$357,689,205	$1,561,325,247	$531,620,516	$617,703,585
Receivables:
Investments in Fund shares sold	1,633,513	567,808	120,450	283,638	134,614	284,963	107,043	301,788	110,836	161,698
Investment Division units sold	2,025,041	79,591	1,042,919	663,282	556,633	250,673	1,552,768	2,285,284	668,020	594,188
Total assets	3,200,866,837	747,395,797	440,473,547	1,146,009,574	433,777,529	316,613,891	359,349,016	1,563,912,319	532,399,372	618,459,471

Liabilities
Payables:
Investments in Fund shares purchased	2,025,041	79,591	1,042,919	663,282	556,633	250,673	1,552,768	2,285,284	668,020	594,188
Investment Division units redeemed	1,503,750	537,275	102,808	237,800	116,837	272,342	92,781	240,331	89,971	136,841
Insurance fees due to Jackson	129,763	30,533	17,642	45,838	17,777	12,621	14,262	61,457	20,865	24,857
Total liabilities	3,658,554	647,399	1,163,369	946,920	691,247	535,636	1,659,811	2,587,072	778,856	755,886
Net assets (Note 7)	$3,197,208,283	$746,748,398	$439,310,178	$1,145,062,654	$433,086,282	$316,078,255	$357,689,205	$1,561,325,247	$531,620,516	$617,703,585

(a) Investments in Funds, shares outstanding	190,423,364	46,067,144	36,793,147	76,439,429	41,089,780	23,945,322	28,478,440	100,277,794	41,339,076	49,935,617
Investments in Funds, at cost	$2,917,827,131	$703,632,541	$397,951,043	$890,654,901	$449,007,213	$260,324,205	$317,478,778	$1,203,437,965	$444,196,212	$547,065,112

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/AQR Managed Futures Strategy Fund	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund
Assets
Investments, at fair value (a)	$75,698,680	$959,276,176	$2,635,570,638	$596,970,897	$395,362,294	$460,256,914	$402,702,145	$370,944,184	$1,131,303,126	$123,980,626
Receivables:
Investments in Fund shares sold	63,993	359,270	533,809	242,676	113,529	172,403	149,984	128,005	635,865	81,413
Investment Division units sold	425,210	433,422	2,895,539	440,224	879,926	108,995	113,543	505,926	690,807	175,552
Total assets	76,187,883	960,068,868	2,638,999,986	597,653,797	396,355,749	460,538,312	402,965,672	371,578,115	1,132,629,798	124,237,591

Liabilities
Payables:
Investments in Fund shares purchased	425,210	433,422	2,895,539	440,224	879,926	108,995	113,543	505,926	690,807	175,552
Investment Division units redeemed	61,789	320,070	429,930	218,727	98,474	153,457	133,414	113,358	589,381	76,269
Insurance fees due to Jackson	2,204	39,200	103,879	23,949	15,055	18,946	16,570	14,647	46,484	5,144
Total liabilities	489,203	792,692	3,429,348	682,900	993,455	281,398	263,527	633,931	1,326,672	256,965
Net assets (Note 7)	$75,698,680	$959,276,176	$2,635,570,638	$596,970,897	$395,362,294	$460,256,914	$402,702,145	$370,944,184	$1,131,303,126	$123,980,626

(a) Investments in Funds, shares outstanding	7,349,386	85,956,647	213,406,529	21,535,747	26,731,730	40,730,700	13,011,378	35,193,945	38,889,760	16,399,554
Investments in Funds, at cost	$74,051,230	$881,243,105	$2,327,339,124	$462,655,912	$353,838,315	$391,358,816	$299,939,580	$306,796,153	$895,755,259	$131,175,380

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Assets
Investments, at fair value (a)	$329,053,904	$1,467,587,680	$439,451,016	$600,386,079	$1,556,741,477	$419,450,632	$559,364,629	$563,849,197	$605,070,038	$238,604,858
Receivables:
Investments in Fund shares sold	170,739	1,250,635	146,660	518,218	1,056,978	1,048,234	285,785	421,938	247,924	77,870
Investment Division units sold	217,568	1,463,455	563,701	659,988	1,535,169	619,207	355,387	968,553	237,056	111,948
Total assets	329,442,211	1,470,301,770	440,161,377	601,564,285	1,559,333,624	421,118,073	560,005,801	565,239,688	605,555,018	238,794,676

Liabilities
Payables:
Investments in Fund shares purchased	217,568	1,463,455	563,701	659,988	1,535,169	619,207	355,387	968,553	237,056	111,948
Investment Division units redeemed	157,169	1,189,412	128,666	493,796	993,243	1,031,247	262,903	398,914	223,187	68,376
Insurance fees due to Jackson	13,570	61,223	17,994	24,422	63,735	16,987	22,882	23,024	24,737	9,494
Total liabilities	388,307	2,714,090	710,361	1,178,206	2,592,147	1,667,441	641,172	1,390,491	484,980	189,818
Net assets (Note 7)	$329,053,904	$1,467,587,680	$439,451,016	$600,386,079	$1,556,741,477	$419,450,632	$559,364,629	$563,849,197	$605,070,038	$238,604,858

(a) Investments in Funds, shares outstanding	46,085,981	123,847,062	37,656,471	50,073,901	132,714,533	37,517,946	47,727,357	33,946,369	52,890,738	20,820,668
Investments in Funds, at cost	$335,257,032	$1,146,683,448	$352,104,741	$587,981,504	$1,404,965,449	$329,811,044	$425,555,114	$424,124,094	$652,192,219	$271,463,254

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund
Assets
Investments, at fair value (a)	$553,902,704	$186,128,194	$925,174,677	$528,458,158	$511,566,374	$259,709,168	$475,735,679	$2,907,754,831	$439,949,941	$519,827,016
Receivables:
Investments in Fund shares sold	253,750	106,103	387,862	393,749	337,050	258,600	289,626	1,528,185	666,693	220,643
Investment Division units sold	505,790	93,809	928,031	398,059	257,823	129,452	1,866,182	2,494,636	425,868	1,189,801
Total assets	554,662,244	186,328,106	926,490,570	529,249,966	512,161,247	260,097,220	477,891,487	2,911,777,652	441,042,502	521,237,460

Liabilities
Payables:
Investments in Fund shares purchased	505,790	93,809	928,031	398,059	257,823	129,452	1,866,182	2,494,636	425,868	1,189,801
Investment Division units redeemed	230,956	98,317	350,369	372,717	316,014	247,942	270,283	1,410,910	648,365	199,764
Insurance fees due to Jackson	22,794	7,786	37,493	21,032	21,036	10,658	19,343	117,275	18,328	20,879
Total liabilities	759,540	199,912	1,315,893	791,808	594,873	388,052	2,155,808	4,022,821	1,092,561	1,410,444
Net assets (Note 7)	$553,902,704	$186,128,194	$925,174,677	$528,458,158	$511,566,374	$259,709,168	$475,735,679	$2,907,754,831	$439,949,941	$519,827,016

(a) Investments in Funds, shares outstanding	45,967,029	16,213,257	94,117,465	41,189,256	30,651,071	17,030,109	24,284,619	192,439,102	52,625,591	16,736,221
Investments in Funds, at cost	$516,329,889	$140,360,673	$875,989,942	$442,314,267	$412,561,425	$201,202,052	$377,536,312	$2,297,291,301	$400,497,429	$388,424,664

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund
Assets
Investments, at fair value (a)	$544,462,648	$592,311,175	$62,755,661	$-	$352,150,730	$943,196,265	$526,102,665	$127,353,880	$494,514,423	$584,281,808
Receivables:
Investments in Fund shares sold	783,167	353,230	48,360	-	964,256	742,235	283,797	590,757	437,290	759,431
Investment Division units sold	200,737	392,384	141,261	-	197,633	752,120	452,034	53,302	538,578	182,549
Total assets	545,446,552	593,056,789	62,945,282	-	353,312,619	944,690,620	526,838,496	127,997,939	495,490,291	585,223,788

Liabilities
Payables:
Investments in Fund shares purchased	200,737	392,384	141,261	-	197,633	752,120	452,034	53,302	538,578	182,549
Investment Division units redeemed	760,738	329,475	45,705	-	950,030	703,069	262,170	585,386	416,809	734,964
Insurance fees due to Jackson	22,429	23,755	2,655	-	14,226	39,166	21,627	5,371	20,481	24,467
Total liabilities	983,904	745,614	189,621	-	1,161,889	1,494,355	735,831	644,059	975,868	941,980
Net assets (Note 7)	$544,462,648	$592,311,175	$62,755,661	$-	$352,150,730	$943,196,265	$526,102,665	$127,353,880	$494,514,423	$584,281,808

(a) Investments in Funds, shares outstanding	41,530,332	53,993,726	4,641,691	-	31,811,267	48,122,258	45,275,617	27,989,864	28,667,503	34,068,910
Investments in Funds, at cost	$574,121,651	$576,562,264	$64,395,106	$-	$264,594,942	$710,957,051	$541,120,106	$111,469,942	$400,529,228	$416,081,240

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/MC Dow Dividend Fund	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund
Assets
Investments, at fair value (a)	$-	$61,671,970	$384,617,165	$133,956,863	$438,276,905	$412,419,672	$45,948,819	$985,261,740	$648,974,887	$730,995,366
Receivables:
Investments in Fund shares sold	-	213,864	505,105	41,690	195,276	345,642	13,163	1,113,796	392,368	553,991
Investment Division units sold	-	163,630	757,785	860,328	546,716	381,507	20,811	929,114	171,315	608,520
Total assets	-	62,049,464	385,880,055	134,858,881	439,018,897	413,146,821	45,982,793	987,304,650	649,538,570	732,157,877

Liabilities
Payables:
Investments in Fund shares purchased	-	163,630	757,785	860,328	546,716	381,507	20,811	929,114	171,315	608,520
Investment Division units redeemed	-	211,249	489,306	36,220	176,858	328,368	11,446	1,073,098	366,155	524,158
Insurance fees due to Jackson	-	2,615	15,799	5,470	18,418	17,274	1,717	40,698	26,213	29,833
Total liabilities	-	377,494	1,262,890	902,018	741,992	727,149	33,974	2,042,910	563,683	1,162,511
Net assets (Note 7)	$-	$61,671,970	$384,617,165	$133,956,863	$438,276,905	$412,419,672	$45,948,819	$985,261,740	$648,974,887	$730,995,366

(a) Investments in Funds, shares outstanding	-	4,355,365	37,856,020	10,179,093	42,884,237	19,058,210	4,567,477	48,487,290	53,194,663	50,378,730
Investments in Funds, at cost	$-	$54,915,656	$383,726,966	$121,210,908	$355,113,775	$321,849,862	$47,266,336	$778,315,995	$515,502,854	$633,834,379

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 10 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund
Assets
Investments, at fair value (a)	$3,120,294,271	$397,388,251	$385,253,200	$74,064,689	$1,103,184,553	$91,438,626	$-	$391,819,757	$1,090,083,547	$2,360,164,741
Receivables:
Investments in Fund shares sold	3,946,088	558,233	618,173	38,295	809,756	47,113	-	366,652	847,996	1,861,828
Investment Division units sold	415,150	69,490	987,196	48,585	406,185	541,340	-	167,066	1,115,241	2,441,239
Total assets	3,124,655,509	398,015,974	386,858,569	74,151,569	1,104,400,494	92,027,079	-	392,353,475	1,092,046,784	2,364,467,808

Liabilities
Payables:
Investments in Fund shares purchased	415,150	69,490	987,196	48,585	406,185	541,340	-	167,066	1,115,241	2,441,239
Investment Division units redeemed	3,814,735	541,397	602,083	35,200	763,727	43,438	-	350,152	803,016	1,765,739
Insurance fees due to Jackson	131,353	16,836	16,090	3,095	46,029	3,675	-	16,500	44,980	96,089
Total liabilities	4,361,238	627,723	1,605,369	86,880	1,215,941	588,453	-	533,718	1,963,237	4,303,067
Net assets (Note 7)	$3,120,294,271	$397,388,251	$385,253,200	$74,064,689	$1,103,184,553	$91,438,626	$-	$391,819,757	$1,090,083,547	$2,360,164,741

(a) Investments in Funds, shares outstanding	257,662,615	35,417,848	20,276,484	10,641,478	31,948,582	6,578,318	-	26,420,752	58,732,950	154,057,751
Investments in Funds, at cost	$2,599,974,347	$323,552,285	$295,249,392	$70,371,871	$920,132,065	$88,598,618	$-	$336,798,878	$887,541,241	$1,885,043,129

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Utilities Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Global Growth Fund
Assets
Investments, at fair value (a)	$327,592,642	$-	$1,167,461,898	$561,854,485	$2,976,315	$408,286,614	$-	$59,316,396	$133,549,066	$601,435,331
Receivables:
Investments in Fund shares sold	444,290	-	990,102	854,189	2,596	607,098	-	27,655	306,165	708,670
Investment Division units sold	788,644	-	746,680	449,266	7,033	108,741	-	74,603	194,660	476,576
Total assets	328,825,576	-	1,169,198,680	563,157,940	2,985,944	409,002,453	-	59,418,654	134,049,891	602,620,577

Liabilities
Payables:
Investments in Fund shares purchased	788,644	-	746,680	449,266	7,033	108,741	-	74,603	194,660	476,576
Investment Division units redeemed	430,811	-	941,564	830,804	2,508	589,717	-	25,176	300,637	683,810
Insurance fees due to Jackson	13,479	-	48,538	23,385	88	17,381	-	2,479	5,528	24,860
Total liabilities	1,232,934	-	1,736,782	1,303,455	9,629	715,839	-	102,258	500,825	1,185,246
Net assets (Note 7)	$327,592,642	$-	$1,167,461,898	$561,854,485	$2,976,315	$408,286,614	$-	$59,316,396	$133,549,066	$601,435,331

(a) Investments in Funds, shares outstanding	23,567,816	-	69,285,573	61,606,851	316,966	27,945,696	-	4,517,623	12,718,959	42,176,391
Investments in Funds, at cost	$269,353,528	$-	$974,565,133	$474,027,081	$3,012,183	$357,176,125	$-	$50,946,118	$132,945,555	$474,882,477

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund
Assets
Investments, at fair value (a)	$1,358,821,812	$3,417,014,121	$1,077,933,247	$1,571,549,095	$255,732,742	$189,982,144	$170,361,803	$494,897,249	$2,922,385,500	$616,475,903
Receivables:
Investments in Fund shares sold	1,932,387	2,788,782	1,519,912	978,484	265,839	146,551	413,911	463,862	2,683,365	367,219
Investment Division units sold	659,476	1,712,044	2,498,921	1,405,864	457,621	66,891	94,426	389,773	6,150,744	530,159
Total assets	1,361,413,675	3,421,514,947	1,081,952,080	1,573,933,443	256,456,202	190,195,586	170,870,140	495,750,884	2,931,219,609	617,373,281

Liabilities
Payables:
Investments in Fund shares purchased	659,476	1,712,044	2,498,921	1,405,864	457,621	66,891	94,426	389,773	6,150,744	530,159
Investment Division units redeemed	1,876,382	2,648,250	1,475,903	913,274	255,342	138,434	406,825	444,876	2,564,653	341,234
Insurance fees due to Jackson	56,005	140,532	44,009	65,210	10,497	8,117	7,086	18,986	118,712	25,985
Total liabilities	2,591,863	4,500,826	4,018,833	2,384,348	723,460	213,442	508,337	853,635	8,834,109	897,378
Net assets (Note 7)	$1,358,821,812	$3,417,014,121	$1,077,933,247	$1,571,549,095	$255,732,742	$189,982,144	$170,361,803	$494,897,249	$2,922,385,500	$616,475,903

(a) Investments in Funds, shares outstanding	133,217,825	270,976,536	98,892,958	218,878,704	17,128,784	15,186,422	9,480,345	40,665,345	174,366,677	36,651,362
Investments in Funds, at cost	$1,656,881,991	$3,483,792,336	$1,066,872,418	$1,572,856,489	$205,284,783	$166,729,262	$129,490,781	$396,034,219	$2,290,558,437	$506,543,019

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Assets
Investments, at fair value (a)	$1,781,587,960	$605,776,611	$1,425,615,525	$1,567,877,861	$4,178,451,198	$3,071,065,221	$5,616,026,222	$362,318,320	$2,019,756,972	$2,161,052,341
Receivables:
Investments in Fund shares sold	904,763	487,112	994,827	1,870,737	2,034,787	1,381,655	2,301,754	237,634	1,285,210	1,145,085
Investment Division units sold	645,291	686,178	1,004,859	178,375	2,265,911	841,638	2,261,285	517,721	1,543,892	1,153,529
Total assets	1,783,138,014	606,949,901	1,427,615,211	1,569,926,973	4,182,751,896	3,073,288,514	5,620,589,261	363,073,675	2,022,586,074	2,163,350,955

Liabilities
Payables:
Investments in Fund shares purchased	645,291	686,178	1,004,859	178,375	2,265,911	841,638	2,261,285	517,721	1,543,892	1,153,529
Investment Division units redeemed	830,560	461,599	937,346	1,804,815	1,865,667	1,255,822	2,073,309	222,199	1,203,754	1,057,241
Insurance fees due to Jackson	74,203	25,513	57,481	65,922	169,120	125,833	228,445	15,435	81,456	87,844
Total liabilities	1,550,054	1,173,290	1,999,686	2,049,112	4,300,698	2,223,293	4,563,039	755,355	2,829,102	2,298,614
Net assets (Note 7)	$1,781,587,960	$605,776,611	$1,425,615,525	$1,567,877,861	$4,178,451,198	$3,071,065,221	$5,616,026,222	$362,318,320	$2,019,756,972	$2,161,052,341

(a) Investments in Funds, shares outstanding	125,111,514	38,856,742	86,505,796	131,203,168	291,587,662	236,417,646	399,148,985	24,186,804	60,598,769	57,674,202
Investments in Funds, at cost	$1,542,182,383	$507,673,602	$1,103,257,695	$1,485,458,184	$3,365,322,113	$2,736,814,330	$4,763,617,999	$308,464,861	$1,463,856,843	$1,739,064,922

See notes to the financial statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2013

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Assets
Investments, at fair value (a)	$697,296,336	$969,476,516	$3,194,549,403	$1,268,082,975	$638,676,161
Receivables:
Investments in Fund shares sold	997,585	413,193	1,812,949	3,384,147	481,992
Investment Division units sold	681,859	619,039	1,975,576	2,601,053	464,515
Total assets	698,975,780	970,508,748	3,198,337,928	1,274,068,175	639,622,668

Liabilities
Payables:
Investments in Fund shares purchased	681,859	619,039	1,975,576	2,601,053	464,515
Investment Division units redeemed	968,724	374,182	1,686,778	3,331,608	455,905
Insurance fees due to Jackson	28,861	39,011	126,171	52,539	26,087
Total liabilities	1,679,444	1,032,232	3,788,525	5,985,200	946,507
Net assets (Note 7)	$697,296,336	$969,476,516	$3,194,549,403	$1,268,082,975	$638,676,161

(a) Investments in Funds, shares outstanding	70,150,537	60,103,938	151,616,013	1,268,082,975	27,756,461
Investments in Funds, at cost	$703,363,062	$769,602,339	$2,658,985,968	$1,268,082,975	$521,407,631

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	CG - Conservative Fund	CG - Equity 100 Fund	CG - Equity Income Fund	CG - Fixed Income 100 Fund	CG - Growth Fund(a)	CG - Institutional Alt 100 Conservative Fund(a)	CG - Institutional Alt 100 Growth Fund(a)	CG - Institutional Alt 100 Moderate Fund	CG - Institutional Alt 65 Fund	CG - Interest Rate Opportunities Fund(a)
Investment income
Dividends	$318,533	$27,757	$151,669	$97,231	$-	$-	$-	$60,235	$145,713	$-

Expenses
Asset-based charges (Note 3)	472,581	261,452	334,333	191,473	134,407	70,482	132,444	2,411,778	887,018	110,120
Total expenses	472,581	261,452	334,333	191,473	134,407	70,482	132,444	2,411,778	887,018	110,120
Net investment income (loss)	(154,048)	(233,695)	(182,664)	(94,242)	(134,407)	(70,482)	(132,444)	(2,351,543)	(741,305)	(110,120)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	30,415	12,383	21,176	5,134	-	-	-	617,242	223,627	-
Investments	123,678	416,739	487,007	(176,559)	192,557	(2,645)	3,784	1,001,161	836,246	7,306
Net change in unrealized appreciation (depreciation) on investments	(337,638)	5,575,477	3,855,403	(450,394)	2,269,338	206,646	912,682	5,808,303	5,424,661	363,121
Net realized and unrealized gain (loss)	(183,545)	6,004,599	4,363,586	(621,819)	2,461,895	204,001	916,466	7,426,706	6,484,534	370,427

Net increase (decrease) in net assets from operations	$(337,593)	$5,770,904	$4,180,922	$(716,061)	$2,327,488	$133,519	$784,022	$5,075,163	$5,743,229	$260,307

(a) Commencement of operations April 29, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	CG - International Opportunities Conservative Fund(a)	CG - International Opportunities Growth Fund(a)	CG - International Opportunities Moderate Fund(a)	CG - Maximum Growth Fund	CG - Moderate Fund	CG - Moderate Growth Fund	CG - Multi-Strategy Income Fund(a)	CG - Real Assets Fund(a)	CG - Tactical Maximum Growth Fund	CG - Tactical Moderate Growth Fund
Investment income
Dividends	$-	$-	$-	$75,181	$493,160	$304,805	$-	$-	$-	$605,174

Expenses
Asset-based charges (Note 3)	7,669	17,141	15,873	445,570	1,135,716	1,656,369	85,725	16,809	447,792	1,678,017
Total expenses	7,669	17,141	15,873	445,570	1,135,716	1,656,369	85,725	16,809	447,792	1,678,017
Net investment income (loss)	(7,669)	(17,141)	(15,873)	(370,389)	(642,556)	(1,351,564)	(85,725)	(16,809)	(447,792)	(1,072,843)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	71,648	31,239	264,148	-	-	28,238	577,966
Investments	8,367	8,991	8,435	585,737	1,006,699	1,272,734	(5,188)	5,962	516,665	1,596,859
Net change in unrealized appreciation (depreciation) on investments	29,140	186,460	107,309	7,062,882	9,620,061	15,927,960	209,773	62,203	6,340,643	14,794,611
Net realized and unrealized gain (loss)	37,507	195,451	115,744	7,720,267	10,657,999	17,464,842	204,585	68,165	6,885,546	16,969,436

Net increase (decrease) in net assets from operations	$29,838	$178,310	$99,871	$7,349,878	$10,015,443	$16,113,278	$118,860	$51,356	$6,437,754	$15,896,593

(a) Commencement of operations April 29, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund	Curian Focused International Equity Fund(b)	Curian Focused U.S. Equity Fund(b)	Curian Long Short Credit Fund(a)	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian/Aberdeen Latin America Fund(a)
Investment income
Dividends	$-	$-	$-	$-	$-	$-	$-	$-	$-	$7,176

Expenses
Asset-based charges (Note 3)	2,027,111	394,806	1,393,805	899	708	20,550	286,476	546,648	464,546	4,720
Total expenses	2,027,111	394,806	1,393,805	899	708	20,550	286,476	546,648	464,546	4,720
Net investment income (loss)	(2,027,111)	(394,806)	(1,393,805)	(899)	(708)	(20,550)	(286,476)	(546,648)	(464,546)	2,456

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	234,381	1,880,140	88,429	-	-	-	35,486	51,365	93,429	-
Investments	245,086	(56,233)	132,500	2,747	211	12,239	237,635	507,009	584,725	(4,029)
Net change in unrealized appreciation (depreciation) on investments	795,902	(831,335)	67,581	9,123	23,594	165,729	1,299,437	5,979,314	6,764,844	(75,449)
Net realized and unrealized gain (loss)	1,275,369	992,572	288,510	11,870	23,805	177,968	1,572,558	6,537,688	7,442,998	(79,478)

Net increase (decrease) in net assets from operations	$(751,742)	$597,766	$(1,105,295)	$10,971	$23,097	$157,418	$1,286,082	$5,991,040	$6,978,452	$(77,022)

(a) Commencement of operations April 29, 2013.
(b) Commencement of operations September 16, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	Curian/American Funds Global Growth Fund(b)	Curian/American Funds Growth Fund	Curian/AQR Risk Parity Fund(b)	Curian/Ashmore Emerging Market Small Cap Equity Fund(a)	Curian/Baring International Fixed Income Fund(a)	Curian/BlackRock Global Long Short Credit Fund(a)	Curian/DFA U.S. Micro Cap Fund	Curian/DoubleLine Total Return Fund(b)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund(a)	Curian/Epoch Global Shareholder Yield Fund
Investment income
Dividends	$-	$45,438	$-	$266	$6,833	$-	$64,745	$-	$-	$440,938

Expenses
Asset-based charges (Note 3)	5,912	250,106	1,931	4,841	3,785	78,829	59,570	6,569	29,571	81,686
Total expenses	5,912	250,106	1,931	4,841	3,785	78,829	59,570	6,569	29,571	81,686
Net investment income (loss)	(5,912)	(204,668)	(1,931)	(4,575)	3,048	(78,829)	5,175	(6,569)	(29,571)	359,252

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	122	-	-	-	-	60,077	-	-	1,538,703
Investments	2,163	532,913	1,664	4,149	209	19,538	145,159	757	(22,527)	97,732
Net change in unrealized appreciation (depreciation) on investments	220,558	5,809,551	(11,414)	74,442	(16,541)	314,262	1,817,320	(33,431)	(19,137)	(570,604)
Net realized and unrealized gain (loss)	222,721	6,342,586	(9,750)	78,591	(16,332)	333,800	2,022,556	(32,674)	(41,664)	1,065,831

Net increase (decrease) in net assets from operations	$216,809	$6,137,918	$(11,681)	$74,016	$(13,284)	$254,971	$2,027,731	$(39,243)	$(71,235)	$1,425,083

(a) Commencement of operations April 29, 2013.
(b) Commencement of operations September 16, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	Curian/FAMCO Flex Core Covered Call Fund	Curian/Franklin Templeton Frontier Markets Fund	Curian/Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund(a)	Curian/Neuberger Berman Currency Fund	Curian/Nicholas Convertible Arbitrage Fund	Curian/PIMCO Credit Income Fund	Curian/PineBridge Merger Arbitrage Fund	Curian/Schroder Emerging Europe Fund(a)	Curian/T. Rowe Price Capital Appreciation Fund(b)
Investment income
Dividends	$710,972	$-	$-	$-	$116,363	$2,268	$350,984	$-	$18,030	$20,626

Expenses
Asset-based charges (Note 3)	381,824	54,007	137,945	8,455	88,566	285,176	199,841	547,902	4,587	9,451
Total expenses	381,824	54,007	137,945	8,455	88,566	285,176	199,841	547,902	4,587	9,451
Net investment income (loss)	329,148	(54,007)	(137,945)	(8,455)	27,797	(282,908)	151,143	(547,902)	13,443	11,175

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	29,681	-	58,606	-	14	192,947	6,085	194,551	-	2,942
Investments	229,887	19,471	69,269	6,196	(12,258)	123,614	(204,323)	21,255	(7,640)	8,295
Net change in unrealized appreciation (depreciation) on investments	3,134,363	816,156	1,014,774	234,183	(206,868)	188,953	(672,683)	(222,773)	(2,757)	161,943
Net realized and unrealized gain (loss)	3,393,931	835,627	1,142,649	240,379	(219,112)	505,514	(870,921)	(6,967)	(10,397)	173,180

Net increase (decrease) in net assets from operations	$3,723,079	$781,620	$1,004,704	$231,924	$(191,315)	$222,606	$(719,778)	$(554,869)	$3,046	$184,355

(a) Commencement of operations April 29, 2013.
(b) Commencement of operations September 16, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	Curian/The Boston Company Equity Income Fund	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund(a)	Curian/Urdang International REIT Fund(a)	Curian/Van Eck International Gold Fund	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund
Investment income
Dividends	$262,895	$-	$-	$49,269	$20,840	$3,920,240	$12,142,671	$11,595,946	$31,223,849	$36,016,179

Expenses
Asset-based charges (Note 3)	138,076	162,375	28,875	11,675	91,351	5,918,648	12,958,891	14,272,981	22,091,126	31,629,564
Total expenses	138,076	162,375	28,875	11,675	91,351	5,918,648	12,958,891	14,272,981	22,091,126	31,629,564
Net investment income (loss)	124,819	(162,375)	(28,875)	37,594	(70,511)	(1,998,408)	(816,220)	(2,677,035)	9,132,723	4,386,615

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	2,140,554	-	-	-	-	9,345,748	16,530,813	22,116,793	26,251,209	40,971,502
Investments	273,113	(112,466)	(12,144)	5,083	(1,480,620)	10,762,609	18,040,125	22,833,591	21,395,242	32,963,160
Net change in unrealized appreciation (depreciation) on investments	1,114,881	111,222	(20,996)	8,145	(3,976,675)	61,216,577	89,361,587	141,529,615	120,726,003	143,005,705
Net realized and unrealized gain (loss)	3,528,548	(1,244)	(33,140)	13,228	(5,457,295)	81,324,934	123,932,525	186,479,999	168,372,454	216,940,367

Net increase (decrease) in net assets from operations	$3,653,367	$(163,619)	$(62,015)	$50,822	$(5,527,806)	$79,326,526	$123,116,305	$183,802,964	$177,505,177	$221,326,982

(a) Commencement of operations April 29, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund
Investment income
Dividends	$39,302,254	$8,051,382	$2,238,344	$10,578,227	$9,240,497	$1,757,804	$1,266,394	$9,719,283	$3,597,946	$2,922,345

Expenses
Asset-based charges (Note 3)	44,863,247	12,062,994	4,213,842	13,247,896	6,629,020	3,694,680	3,037,633	17,116,653	6,105,554	7,649,084
Total expenses	44,863,247	12,062,994	4,213,842	13,247,896	6,629,020	3,694,680	3,037,633	17,116,653	6,105,554	7,649,084
Net investment income (loss)	(5,560,993)	(4,011,612)	(1,975,498)	(2,669,669)	2,611,477	(1,936,876)	(1,771,239)	(7,397,370)	(2,507,608)	(4,726,739)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	32,014,989	17,349,677	202,056	4,459,137	2,049,279	596,093	249,337	1,210,948	715,488	1,001,679
Investments	41,428,590	10,302,928	3,122,335	26,838,692	(1,755,875)	7,391,873	3,461,357	41,321,462	8,461,244	8,104,871
Net change in unrealized appreciation (depreciation) on investments	181,098,667	37,339,069	36,019,104	205,984,715	(23,165,003)	50,677,047	35,729,585	281,743,138	70,190,657	44,475,309
Net realized and unrealized gain (loss)	254,542,246	64,991,674	39,343,495	237,282,544	(22,871,599)	58,665,013	39,440,279	324,275,548	79,367,389	53,581,859

Net increase (decrease) in net assets from operations	$248,981,253	$60,980,062	$37,367,997	$234,612,875	$(20,260,122)	$56,728,137	$37,669,040	$316,878,178	$76,859,781	$48,855,120

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/AQR Managed Futures Strategy Fund	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund
Investment income
Dividends	$2,472,423	$3,595,221	$13,011,821	$126,189	$2,066,166	$7,283,023	$4,548,445	$2,618,597	$710,666	$1,579,089

Expenses
Asset-based charges (Note 3)	500,617	14,042,132	30,201,699	7,271,823	3,403,301	6,394,314	5,461,745	3,773,485	14,030,063	1,946,794
Total expenses	500,617	14,042,132	30,201,699	7,271,823	3,403,301	6,394,314	5,461,745	3,773,485	14,030,063	1,946,794
Net investment income (loss)	1,971,806	(10,446,911)	(17,189,878)	(7,145,634)	(1,337,135)	888,709	(913,300)	(1,154,888)	(13,319,397)	(367,705)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	99,826	-	-	40,850,278	6,949,560	-	-	12,425,024	21,700,566	1,025,900
Investments	156,585	13,793,947	26,014,067	18,848,664	4,184,950	9,250,955	15,591,974	11,216,427	37,813,926	(2,668,590)
Net change in unrealized appreciation (depreciation) on investments	772,727	66,596,159	238,074,708	106,302,358	35,563,171	44,931,108	55,516,585	50,568,008	179,519,345	(8,935,790)
Net realized and unrealized gain (loss)	1,029,138	80,390,106	264,088,775	166,001,300	46,697,681	54,182,063	71,108,559	74,209,459	239,033,837	(10,578,480)

Net increase (decrease) in net assets from operations	$3,000,944	$69,943,195	$246,898,897	$158,855,666	$45,360,546	$55,070,772	$70,195,259	$73,054,571	$225,714,440	$(10,946,185)

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Investment income
Dividends	$3,042,621	$26,425,377	$4,494,428	$12,546,585	$54,963,837	$3,495,155	$4,375,694	$3,970,759	$18,170,376	$20,321,107

Expenses
Asset-based charges (Note 3)	4,980,389	20,061,738	4,683,165	7,542,119	20,243,654	4,737,620	7,181,472	6,247,586	10,226,034	4,201,732
Total expenses	4,980,389	20,061,738	4,683,165	7,542,119	20,243,654	4,737,620	7,181,472	6,247,586	10,226,034	4,201,732
Net investment income (loss)	(1,937,768)	6,363,639	(188,737)	5,004,466	34,720,183	(1,242,465)	(2,805,778)	(2,276,827)	7,944,342	16,119,375

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	34,768	-	5,850,730	-	3,282,638	24,905,117	8,472,879
Investments	(7,308,339)	40,100,948	15,232,016	7,646,362	25,690,244	21,728,333	17,067,921	27,936,912	(3,273,873)	940,632
Net change in unrealized appreciation (depreciation) on investments	(5,824,732)	212,184,767	62,665,405	(6,049,945)	94,734,418	57,180,201	95,285,914	87,764,621	(48,803,754)	(53,289,445)
Net realized and unrealized gain (loss)	(13,133,071)	252,285,715	77,897,421	1,631,185	120,424,662	84,759,264	112,353,835	118,984,171	(27,172,510)	(43,875,934)

Net increase (decrease) in net assets from operations	$(15,070,839)	$258,649,354	$77,708,684	$6,635,651	$155,144,845	$83,516,799	$109,548,057	$116,707,344	$(19,228,168)	$(27,756,559)

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund
Investment income
Dividends	$1,899,539	$270,540	$28,798,585	$4,918,340	$1,625,877	$433,987	$458,869	$33,349,728	$13,463,159	$691,209

Expenses
Asset-based charges (Note 3)	7,258,192	2,368,996	13,274,165	6,381,815	5,925,888	3,488,904	5,128,829	35,274,160	5,613,854	5,544,086
Total expenses	7,258,192	2,368,996	13,274,165	6,381,815	5,925,888	3,488,904	5,128,829	35,274,160	5,613,854	5,544,086
Net investment income (loss)	(5,358,653)	(2,098,456)	15,524,420	(1,463,475)	(4,300,011)	(3,054,917)	(4,669,960)	(1,924,432)	7,849,305	(4,852,877)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	96,024,022	2,882,768	-	-	29,434,416	-	8,238,773	-	-	-
Investments	30,004,360	10,558,968	27,478,554	13,691,528	18,716,958	12,264,801	22,086,410	55,014,337	2,895,306	24,125,262
Net change in unrealized appreciation (depreciation) on investments	3,414,742	31,205,497	(42,281,980)	58,231,039	86,022,557	48,869,585	80,654,472	433,114,750	55,687,693	105,591,939
Net realized and unrealized gain (loss)	129,443,124	44,647,233	(14,803,426)	71,922,567	134,173,931	61,134,386	110,979,655	488,129,087	58,582,999	129,717,201

Net increase (decrease) in net assets from operations	$124,084,471	$42,548,777	$720,994	$70,459,092	$129,873,920	$58,079,469	$106,309,695	$486,204,655	$66,432,304	$124,864,324

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund
Investment income
Dividends	$20,163,712	$8,741,585	$1,413,376	$83,729	$6,601,584	$19,803,019	$11,375,716	$2,505,104	$2,488,841	$-

Expenses
Asset-based charges (Note 3)	9,952,027	9,510,549	986,856	478,212	4,633,685	11,886,460	8,563,787	1,711,762	5,373,110	8,281,300
Total expenses	9,952,027	9,510,549	986,856	478,212	4,633,685	11,886,460	8,563,787	1,711,762	5,373,110	8,281,300
Net investment income (loss)	10,211,685	(768,964)	426,520	(394,483)	1,967,899	7,916,559	2,811,929	793,342	(2,884,269)	(8,281,300)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	10,579,961	1,814,401	-	2,281,948	33,197,608	424,385	-	10,718,272	-
Investments	(625,327)	7,358,381	131,054	8,134,717	12,985,734	50,818,627	888,185	6,167,762	26,583,840	47,149,563
Net change in unrealized appreciation (depreciation) on investments	(44,654,145)	(36,871,201)	(520,193)	(889,133)	54,409,929	137,295,401	(28,859,307)	11,020,311	74,799,297	91,323,336
Net realized and unrealized gain (loss)	(45,279,472)	(18,932,859)	1,425,262	7,245,584	69,677,611	221,311,636	(27,546,737)	17,188,073	112,101,409	138,472,899

Net increase (decrease) in net assets from operations	$(35,067,787)	$(19,701,823)	$1,851,782	$6,851,101	$71,645,510	$229,228,195	$(24,734,808)	$17,981,415	$109,217,140	$130,191,599

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/MC Dow Dividend Fund(a)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund
Investment income
Dividends	$11,669,031	$245,187	$2,437,484	$945,450	$3,087,216	$-	$-	$5,272,395	$8,982,516	$15,808,805

Expenses
Asset-based charges (Note 3)	4,470,683	479,576	4,395,658	902,577	5,251,717	6,545,555	645,577	10,710,648	8,484,153	9,080,840
Total expenses	4,470,683	479,576	4,395,658	902,577	5,251,717	6,545,555	645,577	10,710,648	8,484,153	9,080,840
Net investment income (loss)	7,198,348	(234,389)	(1,958,174)	42,873	(2,164,501)	(6,545,555)	(645,577)	(5,438,253)	498,363	6,727,965

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	2,001,346	-	-	7,402,435	9,627,742	-
Investments	51,944,801	2,004,528	21,664	1,540,024	23,613,223	30,739,229	(371,275)	43,636,959	18,759,238	12,399,484
Net change in unrealized appreciation (depreciation) on investments	(4,263,792)	6,547,093	(13,402,516)	14,271,884	61,331,624	22,030,291	(291,359)	162,100,959	84,031,513	89,845,662
Net realized and unrealized gain (loss)	47,681,009	8,551,621	(13,380,852)	15,811,908	86,946,193	52,769,520	(662,634)	213,140,353	112,418,493	102,245,146

Net increase (decrease) in net assets from operations	$54,879,357	$8,317,232	$(15,339,026)	$15,854,781	$84,781,692	$46,223,965	$(1,308,211)	$207,702,100	$112,916,856	$108,973,111

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 10 Fund(a)	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund
Investment income
Dividends	$75,561,336	$10,476,988	$2,598,068	$2,364,737	$12,085,651	$3,089,710	$-	$3,038,378	$7,334,153	$25,712,000

Expenses
Asset-based charges (Note 3)	45,384,298	5,677,485	4,558,597	1,030,558	14,994,603	1,172,681	2,902,573	2,475,511	13,031,650	26,544,956
Total expenses	45,384,298	5,677,485	4,558,597	1,030,558	14,994,603	1,172,681	2,902,573	2,475,511	13,031,650	26,544,956
Net investment income (loss)	30,177,038	4,799,503	(1,960,529)	1,334,179	(2,908,952)	1,917,029	(2,902,573)	562,867	(5,697,497)	(832,956)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	7,079,955	-	12,805,075	-	-	6,904,471	30,155,070	10,036,606
Investments	64,768,786	10,843,594	23,266,027	(2,536,762)	40,615,638	2,816,422	33,838,227	6,133,924	41,660,589	85,454,456
Net change in unrealized appreciation (depreciation) on investments	661,671,656	80,850,607	67,945,137	14,047,591	150,331,891	897,594	3,639,234	53,504,222	153,632,211	357,604,602
Net realized and unrealized gain (loss)	726,440,442	91,694,201	98,291,119	11,510,829	203,752,604	3,714,016	37,477,461	66,542,617	225,447,870	453,095,664

Net increase (decrease) in net assets from operations	$756,617,480	$96,493,704	$96,330,590	$12,845,008	$200,843,652	$5,631,045	$34,574,888	$67,105,484	$219,750,373	$452,262,708

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(b)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Utilities Sector Fund(a)	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(b)	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Global Growth Fund
Investment income
Dividends	$4,348,721	$3,389,826	$9,850,243	$3,203,454	$64,710	$7,281,035	$5,607,513	$-	$206,204	$4,966,715

Expenses
Asset-based charges (Note 3)	3,813,680	2,800,126	11,962,075	6,821,412	10,272	5,970,000	2,623,752	464,340	1,610,477	7,229,457
Total expenses	3,813,680	2,800,126	11,962,075	6,821,412	10,272	5,970,000	2,623,752	464,340	1,610,477	7,229,457
Net investment income (loss)	535,041	589,700	(2,111,832)	(3,617,958)	54,438	1,311,035	2,983,761	(464,340)	(1,404,273)	(2,262,742)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	4,046,832	-	48,589,894	8,287,683	470	-	-	101,736	150,926	200,896
Investments	13,557,370	35,905,401	42,988,856	9,932,423	(5,840)	(711,126)	21,092,617	1,714,484	256,515	16,359,054
Net change in unrealized appreciation (depreciation) on investments	53,300,934	10,402,796	150,683,627	87,052,532	(35,868)	106,750,012	17,113,896	8,075,791	(1,184,534)	89,965,561
Net realized and unrealized gain (loss)	70,905,136	46,308,197	242,262,377	105,272,638	(41,238)	106,038,886	38,206,513	9,892,011	(777,093)	106,525,511

Net increase (decrease) in net assets from operations	$71,440,177	$46,897,897	$240,150,545	$101,654,680	$13,200	$107,349,921	$41,190,274	$9,427,671	$(2,181,366)	$104,262,769

(a) Commencement of operations April 29, 2013.
(b) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund
Investment income
Dividends	$20,212,994	$43,181,657	$15,060,731	$91,299,177	$1,308,270	$580,474	$1,886,415	$37,029,404	$15,908,668	$3,038,649

Expenses
Asset-based charges (Note 3)	26,976,090	59,220,547	9,999,419	22,323,785	3,144,397	2,102,344	2,195,520	6,003,823	28,949,156	6,798,441
Total expenses	26,976,090	59,220,547	9,999,419	22,323,785	3,144,397	2,102,344	2,195,520	6,003,823	28,949,156	6,798,441
Net investment income (loss)	(6,763,096)	(16,038,890)	5,061,312	68,975,392	(1,836,127)	(1,521,870)	(309,105)	31,025,581	(13,040,488)	(3,759,792)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	158,638,443	4,658,309	-	33,421,168	-	11,154,419	-	-	59,770,692	33,505,116
Investments	(56,490,530)	952,877	4,348,691	46,245,063	15,801,956	9,919,296	12,328,224	14,702,141	104,147,061	27,291,875
Net change in unrealized appreciation (depreciation) on investments	(300,792,321)	(139,002,070)	7,438,543	(57,195,824)	48,795,630	19,978,161	33,429,102	91,965,922	475,463,072	88,603,651
Net realized and unrealized gain (loss)	(198,644,408)	(133,390,884)	11,787,234	22,470,407	64,597,586	41,051,876	45,757,326	106,668,063	639,380,825	149,400,642

Net increase (decrease) in net assets from operations	$(205,407,504)	$(149,429,774)	$16,848,546	$91,445,799	$62,761,459	$39,530,006	$45,448,221	$137,693,644	$626,340,337	$145,640,850

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Investment income
Dividends	$23,106,339	$4,744,822	$8,564,073	$9,574,628	$32,160,559	$13,476,130	$25,384,689	$2,953,785	$1,229,652	$-

Expenses
Asset-based charges (Note 3)	18,677,187	6,320,389	17,472,664	25,506,722	52,945,917	43,559,804	75,195,375	3,633,740	23,879,020	26,929,642
Total expenses	18,677,187	6,320,389	17,472,664	25,506,722	52,945,917	43,559,804	75,195,375	3,633,740	23,879,020	26,929,642
Net investment income (loss)	4,429,152	(1,575,567)	(8,908,591)	(15,932,094)	(20,785,358)	(30,083,674)	(49,810,686)	(679,955)	(22,649,368)	(26,929,642)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	53,340,885	23,530,831	3,494,144	1,044,354	18,768,526	6,019,545	16,978,058	13,426,966	69,400,236	123,855,838
Investments	46,539,887	35,503,857	43,576,466	25,461,334	78,517,855	45,945,483	82,771,936	24,982,744	98,027,943	74,774,912
Net change in unrealized appreciation (depreciation) on investments	194,431,826	89,040,640	216,258,862	34,922,269	597,622,486	220,517,650	616,087,032	45,625,350	366,843,323	355,896,318
Net realized and unrealized gain (loss)	294,312,598	148,075,328	263,329,472	61,427,957	694,908,867	272,482,678	715,837,026	84,035,060	534,271,502	554,527,068

Net increase (decrease) in net assets from operations	$298,741,750	$146,499,761	$254,420,881	$45,495,863	$674,123,509	$242,399,004	$666,026,340	$83,355,105	$511,622,134	$527,597,426

See notes to the financial statements.

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2013

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends	$8,930,127	$10,139,671	$41,043,361	$7,912	$10,529,344

Expenses
Asset-based charges (Note 3)	10,107,673	11,764,146	40,036,779	19,543,701	8,200,543
Total expenses	10,107,673	11,764,146	40,036,779	19,543,701	8,200,543
Net investment income (loss)	(1,177,546)	(1,624,475)	1,006,582	(19,535,789)	2,328,801

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	33,435,341	43,104,384	5,275	22,649,078
Investments	660,124	58,576,911	65,292,963	-	27,246,884
Net change in unrealized appreciation (depreciation) on investments	(8,946,638)	138,051,048	327,407,297	-	81,300,656
Net realized and unrealized gain (loss)	(8,286,514)	230,063,300	435,804,644	5,275	131,196,618

Net increase (decrease) in net assets from operations	$(9,464,060)	$228,438,825	$436,811,226	$(19,530,514)	$133,525,419

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	CG - Conservative Fund	CG - Equity 100 Fund	CG - Equity Income Fund	CG - Fixed Income 100 Fund	CG - Growth Fund(a)	CG - Institutional Alt 100 Conservative Fund(a)	CG - Institutional Alt 100 Growth Fund(a)	CG - Institutional Alt 100 Moderate Fund	CG - Institutional Alt 65 Fund	CG - Interest Rate Opportunities Fund(a)
Operations
Net investment income (loss)	$(154,048)	$(233,695)	$(182,664)	$(94,242)	$(134,407)	$(70,482)	$(132,444)	$(2,351,543)	$(741,305)	$(110,120)
Net realized gain (loss) on investments	154,093	429,122	508,183	(171,425)	192,557	(2,645)	3,784	1,618,403	1,059,873	7,306
Net change in unrealized appreciation
(depreciation) on investments	(337,638)	5,575,477	3,855,403	(450,394)	2,269,338	206,646	912,682	5,808,303	5,424,661	363,121
Net increase (decrease) in net assets
from operations	(337,593)	5,770,904	4,180,922	(716,061)	2,327,488	133,519	784,022	5,075,163	5,743,229	260,307

Contract transactions 1
Purchase payments (Note 4)	42,393,942	37,008,092	23,055,137	21,852,928	38,027,067	15,430,501	31,997,795	161,607,610	62,871,089	24,105,699
Surrenders and terminations	(3,008,080)	(769,538)	(1,652,075)	(713,528)	(551,619)	(276,513)	(199,529)	(7,952,973)	(3,148,256)	(383,673)
Transfers between Investment Divisions	(8,251,109)	3,836,592	1,337,644	(4,373,874)	4,014,296	2,452,944	4,493,981	(18,796,313)	(4,298,102)	4,957,531
Contract owner charges (Note 3)	(19,184)	(26,467)	(15,489)	(10,179)	(1,314)	(1,946)	(5,882)	(204,661)	(102,309)	(1,615)
Net increase (decrease) in net assets
from contract transactions	31,115,569	40,048,679	22,725,217	16,755,347	41,488,430	17,604,986	36,286,365	134,653,663	55,322,422	28,677,942

Net increase (decrease) in net assets	30,777,976	45,819,583	26,906,139	16,039,286	43,815,918	17,738,505	37,070,387	139,728,826	61,065,651	28,938,249

Net assets beginning of period	24,477,443	3,442,699	16,286,228	6,019,762	-	-	-	135,531,012	46,330,618	-

Net assets end of period	$55,255,419	$49,262,282	$43,192,367	$22,059,048	$43,815,918	$17,738,505	$37,070,387	$275,259,838	$107,396,269	$28,938,249

1 Contract unit transactions
Units Outstanding at December 31, 2012	2,327,571	334,672	1,568,040	599,265	-	-	-	13,375,634	4,480,359	-

Units Issued	4,767,080	3,864,801	2,431,366	2,527,277	4,273,895	1,995,337	3,935,698	16,573,004	6,485,233	3,179,405
Units Redeemed	(1,827,011)	(393,505)	(400,621)	(851,527)	(241,084)	(208,532)	(268,425)	(3,523,508)	(1,303,977)	(217,011)

Units Outstanding at December 31, 2013	5,267,640	3,805,968	3,598,785	2,275,015	4,032,811	1,786,805	3,667,273	26,425,130	9,661,615	2,962,394

(a) Commencement of operations April 29, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	CG - International Opportunities Conservative Fund(a)	CG - International Opportunities Growth Fund(a)	CG - International Opportunities Moderate Fund(a)	CG - Maximum Growth Fund	CG - Moderate Fund	CG - Moderate Growth Fund	CG - Multi-Strategy Income Fund(a)	CG - Real Assets Fund(a)	CG - Tactical Maximum Growth Fund	CG - Tactical Moderate Growth Fund
Operations
Net investment income (loss)	$(7,669)	$(17,141)	$(15,873)	$(370,389)	$(642,556)	$(1,351,564)	$(85,725)	$(16,809)	$(447,792)	$(1,072,843)
Net realized gain (loss) on investments	8,367	8,991	8,435	657,385	1,037,938	1,536,882	(5,188)	5,962	544,903	2,174,825
Net change in unrealized appreciation
(depreciation) on investments	29,140	186,460	107,309	7,062,882	9,620,061	15,927,960	209,773	62,203	6,340,643	14,794,611
Net increase (decrease) in net assets
from operations	29,838	178,310	99,871	7,349,878	10,015,443	16,113,278	118,860	51,356	6,437,754	15,896,593

Contract transactions 1
Purchase payments (Note 4)	1,917,425	3,637,844	4,180,412	37,168,431	113,085,349	170,338,440	18,675,191	3,585,742	39,505,179	149,945,319
Surrenders and terminations	(27,321)	(21,591)	(50,858)	(1,211,650)	(5,363,683)	(4,202,052)	(475,463)	(73,336)	(977,768)	(5,235,436)
Transfers between Investment Divisions	(75,841)	729,177	595,786	1,968,321	6,841,972	5,152,365	1,889,114	1,435,881	1,406,661	(2,182,451)
Contract owner charges (Note 3)	(81)	(137)	(500)	(46,413)	(55,204)	(110,144)	(403)	(1,039)	(31,036)	(113,166)
Net increase (decrease) in net assets
from contract transactions	1,814,182	4,345,293	4,724,840	37,878,689	114,508,434	171,178,609	20,088,439	4,947,248	39,903,036	142,414,266

Net increase (decrease) in net assets	1,844,020	4,523,603	4,824,711	45,228,567	124,523,877	187,291,887	20,207,299	4,998,604	46,340,790	158,310,859

Net assets beginning of period	-	-	-	20,322,352	47,534,777	65,696,834	-	-	19,798,259	69,876,900

Net assets end of period	$1,844,020	$4,523,603	$4,824,711	$65,550,919	$172,058,654	$252,988,721	$20,207,299	$4,998,604	$66,139,049	$228,187,759

1 Contract unit transactions
Units Outstanding at December 31, 2012	-	-	-	1,976,237	4,558,983	6,298,789	-	-	1,947,960	6,822,506

Units Issued	222,418	484,130	548,188	3,991,652	11,518,622	17,073,886	2,330,320	538,767	4,308,536	15,235,099
Units Redeemed	(33,028)	(37,043)	(62,757)	(545,500)	(1,207,868)	(1,440,788)	(238,443)	(30,229)	(558,333)	(2,068,524)

Units Outstanding at December 31, 2013	189,390	447,087	485,431	5,422,389	14,869,737	21,931,887	2,091,877	508,538	5,698,163	19,989,081

(a) Commencement of operations April 29, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund	Curian Focused International Equity Fund(b)	Curian Focused U.S. Equity Fund(b)	Curian Long Short Credit Fund(a)	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian/ Aberdeen Latin America Fund(a)
Operations
Net investment income (loss)	$(2,027,111)	$(394,806)	$(1,393,805)	$(899)	$(708)	$(20,550)	$(286,476)	$(546,648)	$(464,546)	$2,456
Net realized gain (loss) on investments	479,467	1,823,907	220,929	2,747	211	12,239	273,121	558,374	678,154	(4,029)
Net change in unrealized appreciation
(depreciation) on investments	795,902	(831,335)	67,581	9,123	23,594	165,729	1,299,437	5,979,314	6,764,844	(75,449)
Net increase (decrease) in net assets
from operations	(751,742)	597,766	(1,105,295)	10,971	23,097	157,418	1,286,082	5,991,040	6,978,452	(77,022)

Contract transactions 1
Purchase payments (Note 4)	172,605,488	42,029,560	103,356,949	382,736	368,171	4,249,320	18,911,085	50,297,215	39,598,051	1,007,964
Surrenders and terminations	(10,742,952)	(1,493,105)	(7,551,656)	(176)	(1,837)	(164,278)	(1,514,858)	(1,584,601)	(1,422,495)	(24,969)
Transfers between Investment Divisions	(20,700,550)	(4,740,665)	(18,143,692)	31,007	148,358	1,333,964	(2,392,244)	2,324,378	3,943,480	310,055
Contract owner charges (Note 3)	(158,395)	(40,002)	(69,271)	(5)	-	(177)	(32,059)	(29,397)	(33,368)	(107)
Net increase (decrease) in net assets
from contract transactions	141,003,591	35,755,788	77,592,330	413,562	514,692	5,418,829	14,971,924	51,007,595	42,085,668	1,292,943

Net increase (decrease) in net assets	140,251,849	36,353,554	76,487,035	424,533	537,789	5,576,247	16,258,006	56,998,635	49,064,120	1,215,921

Net assets beginning of period	98,448,086	19,135,929	72,576,631	-	-	-	16,474,040	23,235,946	21,517,298	-

Net assets end of period	$238,699,935	$55,489,483	$149,063,666	$424,533	$537,789	$5,576,247	$32,732,046	$80,234,581	$70,581,418	$1,215,921

1 Contract unit transactions
Units Outstanding at December 31, 2012	9,840,197	2,024,980	7,067,437	-	-	-	1,593,338	2,227,687	2,043,996	-

Units Issued	17,897,882	4,953,184	10,774,399	63,412	49,464	631,115	2,233,768	5,211,644	4,145,061	168,552
Units Redeemed	(4,120,346)	(1,147,872)	(3,376,262)	(22,931)	(280)	(78,644)	(825,428)	(602,338)	(470,715)	(21,563)

Units Outstanding at December 31, 2013	23,617,733	5,830,292	14,465,574	40,481	49,184	552,471	3,001,678	6,836,993	5,718,342	146,989

(a) Commencement of operations April 29, 2013.
(b) Commencement of operations September 16, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	Curian/ American Funds Global Growth Fund(b)	Curian/ American Funds Growth Fund	Curian/AQR Risk Parity Fund(b)	Curian/ Ashmore Emerging Market Small Cap Equity Fund(a)	Curian/Baring International Fixed Income Fund(a)	Curian/ Black Rock Global Long Short Credit Fund(a)	Curian/DFA U.S. Micro Cap Fund	Curian/ Double Line Total Return Fund(b)	Curian/ Eaton Vance Global Macro Absolute Return Advantage Fund(a)	Curian/ Epoch Global Shareholder Yield Fund
Operations
Net investment income (loss)	$(5,912)	$(204,668)	$(1,931)	$(4,575)	$3,048	$(78,829)	$5,175	$(6,569)	$(29,571)	$359,252
Net realized gain (loss) on investments	2,163	533,035	1,664	4,149	209	19,538	205,236	757	(22,527)	1,636,435
Net change in unrealized appreciation
(depreciation) on investments	220,558	5,809,551	(11,414)	74,442	(16,541)	314,262	1,817,320	(33,431)	(19,137)	(570,604)
Net increase (decrease) in net assets
from operations	216,809	6,137,918	(11,681)	74,016	(13,284)	254,971	2,027,731	(39,243)	(71,235)	1,425,083

Contract transactions 1
Purchase payments (Note 4)	3,931,144	25,937,927	885,223	1,048,219	942,397	16,284,811	9,541,427	3,922,745	6,276,719	9,932,417
Surrenders and terminations	(21,433)	(739,401)	(2,259)	(5,447)	(44,169)	(418,577)	(114,377)	(19,855)	(415,373)	(182,218)
Transfers between Investment Divisions	936,339	4,023,557	476,878	410,459	325,470	6,189,114	4,227,984	1,303,632	1,662,507	2,770,411
Contract owner charges (Note 3)	(38)	(16,613)	(141)	(139)	(91)	(2,023)	(2,013)	(115)	(1,173)	(3,033)
Net increase (decrease) in net assets
from contract transactions	4,846,012	29,205,470	1,359,701	1,453,092	1,223,607	22,053,325	13,653,021	5,206,407	7,522,680	12,517,577

Net increase (decrease) in net assets	5,062,821	35,343,388	1,348,020	1,527,108	1,210,323	22,308,296	15,680,752	5,167,164	7,451,445	13,942,660

Net assets beginning of period	-	9,870,365	-	-	-	-	507,732	-	-	1,647,561

Net assets end of period	$5,062,821	$45,213,753	$1,348,020	$1,527,108	$1,210,323	$22,308,296	$16,188,484	$5,167,164	$7,451,445	$15,590,221

1 Contract unit transactions
Units Outstanding at December 31, 2012	-	932,664	-	-	-	-	50,389	-	-	155,237

Units Issued	469,920	2,733,861	147,057	162,446	200,280	2,410,472	1,179,309	538,450	941,475	1,151,068
Units Redeemed	(8,280)	(331,140)	(12,647)	(14,594)	(73,602)	(185,572)	(99,398)	(20,113)	(152,891)	(102,647)

Units Outstanding at December 31, 2013	461,640	3,335,385	134,410	147,852	126,678	2,224,900	1,130,300	518,337	788,584	1,203,658

(a) Commencement of operations April 29, 2013.
(b) Commencement of operations September 16, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	Curian/ FAMCO Flex Core Covered Call Fund	Curian/ Franklin Templeton Frontier Markets Fund	Curian/ Franklin Templeton Natural Resources Fund	Curian/ Lazard International Strategic Equity Fund(a)	Curian/ Neuberger Berman Currency Fund	Curian/ Nicholas Convertible Arbitrage Fund	Curian/ PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund(a)	Curian/ T. Rowe Price Capital Appreciation Fund(b)
Operations
Net investment income (loss)	$329,148	$(54,007)	$(137,945)	$(8,455)	$27,797	$(282,908)	$151,143	$(547,902)	$13,443	$11,175
Net realized gain (loss) on investments	259,568	19,471	127,875	6,196	(12,244)	316,561	(198,238)	215,806	(7,640)	11,237
Net change in unrealized appreciation
(depreciation) on investments	3,134,363	816,156	1,014,774	234,183	(206,868)	188,953	(672,683)	(222,773)	(2,757)	161,943
Net increase (decrease) in net assets
from operations	3,723,079	781,620	1,004,704	231,924	(191,315)	222,606	(719,778)	(554,869)	3,046	184,355

Contract transactions 1
Purchase payments (Note 4)	34,904,674	5,709,243	11,510,284	2,370,721	8,313,695	28,527,596	15,984,286	42,282,713	967,877	7,120,056
Surrenders and terminations	(984,385)	(46,820)	(503,034)	(33,585)	(403,116)	(1,172,638)	(925,111)	(2,077,300)	(8,915)	(89,196)
Transfers between Investment Divisions	6,720,499	3,582,849	782,461	869,261	(501,400)	886,335	(7,918,192)	(2,735,432)	577,010	2,013,233
Contract owner charges (Note 3)	(19,771)	(692)	(10,238)	(236)	(2,224)	(14,765)	(7,280)	(31,072)	(33)	(20)
Net increase (decrease) in net assets
from contract transactions	40,621,017	9,244,580	11,779,473	3,206,161	7,406,955	28,226,528	7,133,703	37,438,909	1,535,939	9,044,073

Net increase (decrease) in net assets	44,344,096	10,026,200	12,784,177	3,438,085	7,215,640	28,449,134	6,413,925	36,884,040	1,538,985	9,228,428

Net assets beginning of period	14,885,142	497,493	6,510,301	-	3,768,025	12,035,041	12,981,551	26,942,221	-	-

Net assets end of period	$59,229,238	$10,523,693	$19,294,478	$3,438,085	$10,983,665	$40,484,175	$19,395,476	$63,826,261	$1,538,985	$9,228,428

1 Contract unit transactions
Units Outstanding at December 31, 2012	1,461,488	47,796	741,839	-	374,313	1,184,323	1,228,758	2,698,826	-	-

Units Issued	4,121,679	853,411	1,512,031	308,283	967,781	3,189,611	1,815,957	5,525,024	191,128	890,383
Units Redeemed	(368,080)	(38,123)	(208,736)	(9,793)	(217,883)	(477,273)	(1,157,867)	(1,775,756)	(42,133)	(12,435)

Units Outstanding at December 31, 2013	5,215,087	863,084	2,045,134	298,490	1,124,211	3,896,661	1,886,848	6,448,094	148,995	877,948

(a) Commencement of operations April 29, 2013.
(b) Commencement of operations September 16, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	Curian/ The Boston Company Equity Income Fund	Curian/ The Boston Company Multi-Alpha Market Neutral Equity Fund	Curian/ UBS Global Long Short Fixed Income Opportunities Fund(a)	Curian/ Urdang International REIT Fund(a)	Curian/Van Eck International Gold Fund	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund
Operations
Net investment income (loss)	$124,819	$(162,375)	$(28,875)	$37,594	$(70,511)	$(1,998,408)	$(816,220)	$(2,677,035)	$9,132,723	$4,386,615
Net realized gain (loss) on investments	2,413,667	(112,466)	(12,144)	5,083	(1,480,620)	20,108,357	34,570,938	44,950,384	47,646,451	73,934,662
Net change in unrealized appreciation
(depreciation) on investments	1,114,881	111,222	(20,996)	8,145	(3,976,675)	61,216,577	89,361,587	141,529,615	120,726,003	143,005,705
Net increase (decrease) in net assets
from operations	3,653,367	(163,619)	(62,015)	50,822	(5,527,806)	79,326,526	123,116,305	183,802,964	177,505,177	221,326,982

Contract transactions 1
Purchase payments (Note 4)	16,339,144	11,020,291	5,682,463	2,488,854	9,899,022	118,338,187	166,462,238	228,805,956	213,212,531	287,428,868
Surrenders and terminations	(484,514)	(562,831)	(148,267)	(58,373)	(263,347)	(14,668,999)	(38,866,460)	(36,117,898)	(56,720,302)	(77,765,332)
Transfers between Investment Divisions	5,774,979	(1,772,933)	2,248,048	582,505	2,110,556	44,113,398	75,132,935	85,251,239	34,614,457	(43,207,915)
Contract owner charges (Note 3)	(3,977)	(7,462)	(689)	(106)	(5,101)	(4,464,669)	(9,918,594)	(11,033,891)	(19,108,046)	(26,535,398)
Net increase (decrease) in net assets
from contract transactions	21,625,632	8,677,065	7,781,555	3,012,880	11,741,130	143,317,917	192,810,119	266,905,406	171,998,640	139,920,223

Net increase (decrease) in net assets	25,278,999	8,513,446	7,719,540	3,063,702	6,213,324	222,644,443	315,926,424	450,708,370	349,503,817	361,247,205

Net assets beginning of period	3,063,433	9,910,870	-	-	5,077,899	299,068,849	710,905,979	766,027,023	1,348,029,107	1,954,019,344

Net assets end of period	$28,342,432	$18,424,316	$7,719,540	$3,063,702	$11,291,223	$521,713,292	$1,026,832,403	$1,216,735,393	$1,697,532,924	$2,315,266,549

1 Contract unit transactions
Units Outstanding at December 31, 2012	285,095	983,898	-	-	564,772	32,168,532	65,741,746	76,257,715	91,277,421	127,330,887

Units Issued	1,826,476	1,429,601	876,628	368,435	2,523,777	18,105,118	24,391,992	32,200,828	19,159,735	22,761,532
Units Redeemed	(163,161)	(548,436)	(95,883)	(37,931)	(652,935)	(4,407,323)	(7,957,810)	(8,348,166)	(8,076,748)	(14,031,041)

Units Outstanding at December 31, 2013	1,948,410	1,865,063	780,745	330,504	2,435,614	45,866,327	82,175,928	100,110,377	102,360,408	136,061,378

(a) Commencement of operations April 29, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/ American Funds Balanced Allocation Fund	JNL/ American Funds Blue Chip Income and Growth Fund	JNL/ American Funds Global Bond Fund	JNL/ American Funds Global Small Capitalization Fund	JNL/ American Funds Growth Allocation Fund	JNL/ American Funds Growth-Income Fund	JNL/ American Funds International Fund	JNL/ American Funds New World Fund
Operations
Net investment income (loss)	$(5,560,993)	$(4,011,612)	$(1,975,498)	$(2,669,669)	$2,611,477	$(1,936,876)	$(1,771,239)	$(7,397,370)	$(2,507,608)	$(4,726,739)
Net realized gain (loss) on investments	73,443,579	27,652,605	3,324,391	31,297,829	293,404	7,987,966	3,710,694	42,532,410	9,176,732	9,106,550
Net change in unrealized appreciation
(depreciation) on investments	181,098,667	37,339,069	36,019,104	205,984,715	(23,165,003)	50,677,047	35,729,585	281,743,138	70,190,657	44,475,309
Net increase (decrease) in net assets
from operations	248,981,253	60,980,062	37,367,997	234,612,875	(20,260,122)	56,728,137	37,669,040	316,878,178	76,859,781	48,855,120

Contract transactions 1
Purchase payments (Note 4)	454,440,576	(3,061)	174,954,945	228,118,534	55,845,833	64,590,695	154,573,787	373,289,709	101,657,099	111,409,108
Surrenders and terminations	(98,669,393)	(34,931,751)	(9,038,461)	(32,377,292)	(19,754,625)	(8,475,458)	(4,840,285)	(44,584,807)	(12,523,514)	(15,327,017)
Transfers between Investment Divisions	(76,401,819)	(137,734,815)	96,299,602	66,218,370	(23,062,259)	13,881,308	71,910,994	113,208,299	29,606,881	35,536,464
Contract owner charges (Note 3)	(36,246,370)	(9,701,762)	(3,111,483)	(10,264,003)	(4,756,553)	(2,842,735)	(2,244,609)	(12,965,273)	(4,632,973)	(5,812,644)
Net increase (decrease) in net assets
from contract transactions	243,122,994	(182,371,389)	259,104,603	251,695,609	8,272,396	67,153,810	219,399,887	428,947,928	114,107,493	125,805,911

Net increase (decrease) in net assets	492,104,247	(121,391,327)	296,472,600	486,308,484	(11,987,726)	123,881,947	257,068,927	745,826,106	190,967,274	174,661,031

Net assets beginning of period	2,705,104,036	868,139,725	142,837,578	658,754,170	445,074,008	192,196,308	100,620,278	815,499,141	340,653,242	443,042,554

Net assets end of period	$3,197,208,283	$746,748,398	$439,310,178	$1,145,062,654	$433,086,282	$316,078,255	$357,689,205	$1,561,325,247	$531,620,516	$617,703,585

1 Contract unit transactions
Units Outstanding at December 31, 2012	173,523,092	54,074,762	13,849,024	58,871,135	40,202,262	18,876,084	9,734,050	71,036,826	32,462,317	40,339,639

Units Issued	36,613,812	264,449	25,696,083	25,265,200	10,804,974	8,847,738	21,460,211	43,974,589	13,717,555	16,858,238
Units Redeemed	(21,623,795)	(11,236,521)	(2,058,038)	(5,749,957)	(10,113,815)	(3,109,628)	(2,146,511)	(11,288,233)	(3,759,864)	(5,748,221)

Units Outstanding at December 31, 2013	188,513,109	43,102,690	37,487,069	78,386,378	40,893,421	24,614,194	29,047,750	103,723,182	42,420,008	51,449,656

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/ AQR Managed Futures Strategy Fund	JNL/ BlackRock Commodity Securities Strategy Fund	JNL/ BlackRock Global Allocation Fund	JNL/ BlackRock Large Cap Select Growth Fund	JNL/ Brookfield Global Infrastructure Fund	JNL/ Capital Guardian Global Balanced Fund	JNL/ Capital Guardian Global Diversified Research Fund	JNL/ DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/ Eastspring Investments Asia ex-Japan Fund
Operations
Net investment income (loss)	$1,971,806	$(10,446,911)	$(17,189,878)	$(7,145,634)	$(1,337,135)	$888,709	$(913,300)	$(1,154,888)	$(13,319,397)	$(367,705)
Net realized gain (loss) on investments	256,411	13,793,947	26,014,067	59,698,942	11,134,510	9,250,955	15,591,974	23,641,451	59,514,492	(1,642,690)
Net change in unrealized appreciation
(depreciation) on investments	772,727	66,596,159	238,074,708	106,302,358	35,563,171	44,931,108	55,516,585	50,568,008	179,519,345	(8,935,790)
Net increase (decrease) in net assets
from operations	3,000,944	69,943,195	246,898,897	158,855,666	45,360,546	55,070,772	70,195,259	73,054,571	225,714,440	(10,946,185)

Contract transactions 1
Purchase payments (Note 4)	48,842,938	108,203,892	718,979,044	37,643,609	128,699,260	39,106,443	25,233,072	67,611,752	153,682,703	16,768,834
Surrenders and terminations	(1,418,400)	(47,484,941)	(73,912,492)	(27,507,456)	(7,309,591)	(27,052,238)	(20,363,163)	(12,388,489)	(43,888,611)	(5,676,735)
Transfers between Investment Divisions	4,775,889	(53,649,542)	241,364,030	(12,037,952)	130,100,045	2,489,610	1,287,485	63,333,510	92,256,271	(15,238,980)
Contract owner charges (Note 3)	(22,602)	(9,496,689)	(23,329,203)	(4,437,581)	(2,053,018)	(3,778,266)	(3,059,732)	(2,389,668)	(9,344,324)	(1,390,557)
Net increase (decrease) in net assets
from contract transactions	52,177,825	(2,427,280)	863,101,379	(6,339,380)	249,436,696	10,765,549	3,097,662	116,167,105	192,706,039	(5,537,438)

Net increase (decrease) in net assets	55,178,769	67,515,915	1,110,000,276	152,516,286	294,797,242	65,836,321	73,292,921	189,221,676	418,420,479	(16,483,623)

Net assets beginning of period	20,519,911	891,760,261	1,525,570,362	444,454,611	100,565,052	394,420,593	329,409,224	181,722,508	712,882,647	140,464,249

Net assets end of period	$75,698,680	$959,276,176	$2,635,570,638	$596,970,897	$395,362,294	$460,256,914	$402,702,145	$370,944,184	$1,131,303,126	$123,980,626

1 Contract unit transactions
Units Outstanding at December 31, 2012	2,083,260	87,616,736	144,545,740	16,378,558	8,305,334	32,328,316	12,053,550	9,997,063	23,890,911	15,873,890

Units Issued	5,701,683	15,738,345	88,800,633	2,293,764	19,678,305	4,945,179	1,610,386	6,939,628	8,851,003	5,455,860
Units Redeemed	(529,740)	(16,153,882)	(11,930,014)	(2,676,845)	(1,173,896)	(4,144,291)	(1,575,535)	(1,730,772)	(3,309,980)	(6,207,886)

Units Outstanding at December 31, 2013	7,255,203	87,201,199	221,416,359	15,995,477	26,809,743	33,129,204	12,088,401	15,205,919	29,431,934	15,121,864

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/ Eastspring Investments China-India Fund	JNL/ Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Operations
Net investment income (loss)	$(1,937,768)	$6,363,639	$(188,737)	$5,004,466	$34,720,183	$(1,242,465)	$(2,805,778)	$(2,276,827)	$7,944,342	$16,119,375
Net realized gain (loss) on investments	(7,308,339)	40,100,948	15,232,016	7,681,130	25,690,244	27,579,063	17,067,921	31,219,550	21,631,244	9,413,511
Net change in unrealized appreciation
(depreciation) on investments	(5,824,732)	212,184,767	62,665,405	(6,049,945)	94,734,418	57,180,201	95,285,914	87,764,621	(48,803,754)	(53,289,445)
Net increase (decrease) in net assets
from operations	(15,070,839)	258,649,354	77,708,684	6,635,651	155,144,845	83,516,799	109,548,057	116,707,344	(19,228,168)	(27,756,559)

Contract transactions 1
Purchase payments (Note 4)	35,028,840	145,234,262	54,278,316	176,739,207	241,406,823	64,986,264	68,740,977	85,615,121	64,574,182	19,059,289
Surrenders and terminations	(15,238,165)	(93,669,280)	(15,652,159)	(23,171,947)	(74,064,970)	(16,191,205)	(20,993,275)	(20,139,190)	(51,595,040)	(14,689,156)
Transfers between Investment Divisions	(19,105,818)	16,087,872	96,219,678	146,936,885	119,608,138	48,466,601	15,014,417	59,041,149	(114,936,397)	(52,657,470)
Contract owner charges (Note 3)	(3,646,906)	(12,512,198)	(3,147,439)	(4,720,171)	(13,032,203)	(3,079,851)	(4,847,980)	(4,070,625)	(6,337,618)	(2,715,209)
Net increase (decrease) in net assets
from contract transactions	(2,962,049)	55,140,656	131,698,396	295,783,974	273,917,788	94,181,809	57,914,139	120,446,455	(108,294,873)	(51,002,546)

Net increase (decrease) in net assets	(18,032,888)	313,790,010	209,407,080	302,419,625	429,062,633	177,698,608	167,462,196	237,153,799	(127,523,041)	(78,759,105)

Net assets beginning of period	347,086,792	1,153,797,670	230,043,936	297,966,454	1,127,678,844	241,752,024	391,902,433	326,695,398	732,593,079	317,363,963

Net assets end of period	$329,053,904	$1,467,587,680	$439,451,016	$600,386,079	$1,556,741,477	$419,450,632	$559,364,629	$563,849,197	$605,070,038	$238,604,858

1 Contract unit transactions
Units Outstanding at December 31, 2012	46,689,948	119,513,314	26,252,753	25,535,422	92,341,143	28,647,061	43,186,639	23,244,036	29,455,873	21,400,333

Units Issued	11,963,639	19,222,234	19,047,542	35,682,636	32,600,945	17,003,439	10,534,140	12,449,696	5,459,913	1,756,296
Units Redeemed	(12,679,026)	(14,400,428)	(6,305,541)	(10,806,283)	(11,747,932)	(7,645,338)	(4,970,168)	(5,460,957)	(10,163,004)	(5,479,825)

Units Outstanding at December 31, 2013	45,974,561	124,335,120	38,994,754	50,411,775	113,194,156	38,005,162	48,750,611	30,232,775	24,752,782	17,676,804

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund
Operations
Net investment income (loss)	$(5,358,653)	$(2,098,456)	$15,524,420	$(1,463,475)	$(4,300,011)	$(3,054,917)	$(4,669,960)	$(1,924,432)	$7,849,305	$(4,852,877)
Net realized gain (loss) on investments	126,028,382	13,441,736	27,478,554	13,691,528	48,151,374	12,264,801	30,325,183	55,014,337	2,895,306	24,125,262
Net change in unrealized appreciation
(depreciation) on investments	3,414,742	31,205,497	(42,281,980)	58,231,039	86,022,557	48,869,585	80,654,472	433,114,750	55,687,693	105,591,939
Net increase (decrease) in net assets
from operations	124,084,471	42,548,777	720,994	70,459,092	129,873,920	58,079,469	106,309,695	486,204,655	66,432,304	124,864,324

Contract transactions 1
Purchase payments (Note 4)	83,416,494	17,015,942	183,785,896	82,467,214	56,665,559	27,028,697	73,745,321	462,178,314	40,758,242	81,417,277
Surrenders and terminations	(25,691,567)	(8,535,139)	(41,173,190)	(23,504,101)	(23,581,653)	(13,974,335)	(20,043,487)	(90,749,404)	(22,800,708)	(19,923,361)
Transfers between Investment Divisions	6,888,298	13,831,136	67,939,452	34,157,090	23,544,311	(11,797,492)	98,768,335	124,954,986	46,145,457	59,272,401
Contract owner charges (Note 3)	(4,849,488)	(1,490,612)	(8,479,280)	(3,793,974)	(3,757,117)	(1,983,040)	(3,224,258)	(25,556,994)	(3,110,666)	(3,349,263)
Net increase (decrease) in net assets
from contract transactions	59,763,737	20,821,327	202,072,878	89,326,229	52,871,100	(726,170)	149,245,911	470,826,902	60,992,325	117,417,054

Net increase (decrease) in net assets	183,848,208	63,370,104	202,793,872	159,785,321	182,745,020	57,353,299	255,555,606	957,031,557	127,424,629	242,281,378

Net assets beginning of period	370,054,496	122,758,090	722,380,805	368,672,837	328,821,354	202,355,869	220,180,073	1,950,723,274	312,525,312	277,545,638

Net assets end of period	$553,902,704	$186,128,194	$925,174,677	$528,458,158	$511,566,374	$259,709,168	$475,735,679	$2,907,754,831	$439,949,941	$519,827,016

1 Contract unit transactions
Units Outstanding at December 31, 2012	26,395,237	13,715,059	49,884,889	21,338,781	26,084,620	10,391,288	12,723,050	165,395,239	24,333,822	11,186,133

Units Issued	10,472,261	5,117,292	22,280,330	8,726,687	9,430,928	2,195,063	11,269,241	51,690,285	8,429,151	6,129,768
Units Redeemed	(6,697,687)	(3,102,800)	(9,279,772)	(4,146,450)	(6,063,340)	(2,282,370)	(4,082,181)	(15,005,451)	(4,140,297)	(2,636,622)

Units Outstanding at December 31, 2013	30,169,811	15,729,551	62,885,447	25,919,018	29,452,208	10,303,981	19,910,110	202,080,073	28,622,676	14,679,279

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/ JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund
Operations
Net investment income (loss)	$10,211,685	$(768,964)	$426,520	$(394,483)	$1,967,899	$7,916,559	$2,811,929	$793,342	$(2,884,269)	$(8,281,300)
Net realized gain (loss) on investments	(625,327)	17,938,342	1,945,455	8,134,717	15,267,682	84,016,235	1,312,570	6,167,762	37,302,112	47,149,563
Net change in unrealized appreciation
(depreciation) on investments	(44,654,145)	(36,871,201)	(520,193)	(889,133)	54,409,929	137,295,401	(28,859,307)	11,020,311	74,799,297	91,323,336
Net increase (decrease) in net assets
from operations	(35,067,787)	(19,701,823)	1,851,782	6,851,101	71,645,510	229,228,195	(24,734,808)	17,981,415	109,217,140	130,191,599

Contract transactions 1
Purchase payments (Note 4)	59,639,039	21,165,940	5,872,599	5,548,930	33,580,440	108,185,991	58,462,084	21,835,530	83,732,914	45,070,992
Surrenders and terminations	(53,384,454)	(34,414,732)	(2,853,149)	(1,235,637)	(16,706,588)	(58,734,475)	(44,786,993)	(6,082,730)	(20,089,342)	(49,894,544)
Transfers between Investment Divisions	(246,238,560)	(83,235,484)	(7,381,641)	(49,595,066)	(12,156,231)	68,877,796	(52,882,086)	1,886,874	109,425,688	(129,854)
Contract owner charges (Note 3)	(5,969,078)	(6,206,590)	(687,330)	(326,029)	(3,006,267)	(5,942,398)	(4,508,865)	(1,026,732)	(3,494,851)	(3,792,867)
Net increase (decrease) in net assets
from contract transactions	(245,953,053)	(102,690,866)	(5,049,521)	(45,607,802)	1,711,354	112,386,914	(43,715,860)	16,612,942	169,574,409	(8,746,273)

Net increase (decrease) in net assets	(281,020,840)	(122,392,689)	(3,197,739)	(38,756,701)	73,356,864	341,615,109	(68,450,668)	34,594,357	278,791,549	121,445,326

Net assets beginning of period	825,483,488	714,703,864	65,953,400	38,756,701	278,793,866	601,581,156	594,553,333	92,759,523	215,722,874	462,836,482

Net assets end of period	$544,462,648	$592,311,175	$62,755,661	$-	$352,150,730	$943,196,265	$526,102,665	$127,353,880	$494,514,423	$584,281,808

1 Contract unit transactions
Units Outstanding at December 31, 2012	40,223,450	51,917,193	4,866,922	3,136,044	29,122,596	34,601,524	42,018,066	15,048,511	15,046,368	43,453,852

Units Issued	8,270,206	2,531,298	922,655	1,150,424	4,348,506	11,882,683	8,068,660	9,148,899	15,597,324	9,392,958
Units Redeemed	(20,817,223)	(10,436,728)	(1,291,407)	(4,286,468)	(4,259,973)	(6,359,785)	(11,463,107)	(6,999,947)	(6,052,251)	(10,299,395)

Units Outstanding at December 31, 2013	27,676,433	44,011,763	4,498,170	-	29,211,129	40,124,422	38,623,619	17,197,463	24,591,441	42,547,415

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/MC Dow Dividend Fund(a)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund
Operations
Net investment income (loss)	$7,198,348	$(234,389)	$(1,958,174)	$42,873	$(2,164,501)	$(6,545,555)	$(645,577)	$(5,438,253)	$498,363	$6,727,965
Net realized gain (loss) on investments	51,944,801	2,004,528	21,664	1,540,024	25,614,569	30,739,229	(371,275)	51,039,394	28,386,980	12,399,484
Net change in unrealized appreciation
(depreciation) on investments	(4,263,792)	6,547,093	(13,402,516)	14,271,884	61,331,624	22,030,291	(291,359)	162,100,959	84,031,513	89,845,662
Net increase (decrease) in net assets
from operations	54,879,357	8,317,232	(15,339,026)	15,854,781	84,781,692	46,223,965	(1,308,211)	207,702,100	112,916,856	108,973,111

Contract transactions 1
Purchase payments (Note 4)	36,970,758	12,244,594	90,542,677	24,770,586	74,862,583	19,350,693	9,347,862	183,868,662	69,272,047	94,559,063
Surrenders and terminations	(17,278,061)	(1,793,044)	(10,730,962)	(2,235,982)	(19,624,443)	(48,139,347)	(2,154,337)	(37,545,379)	(23,051,431)	(41,158,935)
Transfers between Investment Divisions	(429,376,544)	36,443,258	114,325,813	67,911,157	85,058,542	(22,759,922)	(5,818,072)	232,900,797	3,609,095	53,256,834
Contract owner charges (Note 3)	(2,528,930)	(302,284)	(2,831,696)	(550,012)	(3,289,915)	(2,113,833)	(377,231)	(6,718,070)	(6,021,892)	(4,627,585)
Net increase (decrease) in net assets
from contract transactions	(412,212,777)	46,592,524	191,305,832	89,895,749	137,006,767	(53,662,409)	998,222	372,506,010	43,807,819	102,029,377

Net increase (decrease) in net assets	(357,333,420)	54,909,756	175,966,806	105,750,530	221,788,459	(7,438,444)	(309,989)	580,208,110	156,724,675	211,002,488

Net assets beginning of period	357,333,420	6,762,214	208,650,359	28,206,333	216,488,446	419,858,116	46,258,808	405,053,630	492,250,212	519,992,878

Net assets end of period	$-	$61,671,970	$384,617,165	$133,956,863	$438,276,905	$412,419,672	$45,948,819	$985,261,740	$648,974,887	$730,995,366

1 Contract unit transactions
Units Outstanding at December 31, 2012	45,878,539	668,992	19,952,612	2,404,949	26,844,565	27,156,260	4,586,908	27,467,976	47,204,673	33,781,381

Units Issued	8,038,505	5,337,592	24,704,257	7,468,052	24,124,385	3,144,131	1,212,003	27,189,831	9,774,480	10,830,868
Units Redeemed	(53,917,044)	(1,556,087)	(5,717,142)	(1,000,966)	(9,760,068)	(6,493,918)	(1,128,226)	(6,822,459)	(5,946,167)	(5,063,633)

Units Outstanding at December 31, 2013	-	4,450,497	38,939,727	8,872,035	41,208,882	23,806,473	4,670,685	47,835,348	51,032,986	39,548,616

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 10 Fund(a)	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund
Operations
Net investment income (loss)	$30,177,038	$4,799,503	$(1,960,529)	$1,334,179	$(2,908,952)	$1,917,029	$(2,902,573)	$562,867	$(5,697,497)	$(832,956)
Net realized gain (loss) on investments	64,768,786	10,843,594	30,345,982	(2,536,762)	53,420,713	2,816,422	33,838,227	13,038,395	71,815,659	95,491,062
Net change in unrealized appreciation
(depreciation) on investments	661,671,656	80,850,607	67,945,137	14,047,591	150,331,891	897,594	3,639,234	53,504,222	153,632,211	357,604,602
Net increase (decrease) in net assets
from operations	756,617,480	96,493,704	96,330,590	12,845,008	200,843,652	5,631,045	34,574,888	67,105,484	219,750,373	452,262,708

Contract transactions 1
Purchase payments (Note 4)	106,495,935	15,140,886	46,979,397	7,144,467	135,801,573	17,815,530	8,196,121	12,216,251	160,404,792	330,838,479
Surrenders and terminations	(298,912,028)	(28,124,850)	(17,575,217)	(4,166,975)	(57,572,954)	(3,303,622)	(22,191,031)	(13,896,775)	(55,767,367)	(114,073,140)
Transfers between Investment Divisions	(144,550,494)	(24,157,542)	22,393,894	(12,789,041)	(7,554,764)	18,130,412	(284,533,928)	264,311,151	165,646,696	420,611,654
Contract owner charges (Note 3)	(17,940,385)	(2,821,602)	(2,635,789)	(533,939)	(9,666,005)	(763,103)	(870,218)	(1,233,324)	(6,999,438)	(14,743,948)
Net increase (decrease) in net assets
from contract transactions	(354,906,972)	(39,963,108)	49,162,285	(10,345,488)	61,007,850	31,879,217	(299,399,056)	261,397,303	263,284,683	622,633,045

Net increase (decrease) in net assets	401,710,508	56,530,596	145,492,875	2,499,520	261,851,502	37,510,262	(264,824,168)	328,502,787	483,035,056	1,074,895,753

Net assets beginning of period	2,718,583,763	340,857,655	239,760,325	71,565,169	841,333,051	53,928,364	264,824,168	63,316,970	607,048,491	1,285,268,988

Net assets end of period	$3,120,294,271	$397,388,251	$385,253,200	$74,064,689	$1,103,184,553	$91,438,626	$-	$391,819,757	$1,090,083,547	$2,360,164,741

1 Contract unit transactions
Units Outstanding at December 31, 2012	219,540,023	35,365,061	18,134,020	10,481,364	25,822,105	3,883,957	29,602,328	5,802,155	32,654,324	103,714,160

Units Issued	11,134,384	3,166,644	8,749,956	2,589,511	7,138,374	3,668,281	2,713,801	23,160,904	18,335,198	63,422,068
Units Redeemed	(36,910,851)	(6,929,802)	(5,992,306)	(4,155,514)	(5,719,780)	(1,623,720)	(32,316,129)	(2,983,706)	(6,416,477)	(20,452,775)

Units Outstanding at December 31, 2013	193,763,556	31,601,903	20,891,670	8,915,361	27,240,699	5,928,518	-	25,979,353	44,573,045	146,683,453

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(b)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Utilities Sector Fund(a)	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(b)	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/ Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Global Growth Fund
Operations
Net investment income (loss)	$535,041	$589,700	$(2,111,832)	$(3,617,958)	$54,438	$1,311,035	$2,983,761	$(464,340)	$(1,404,273)	$(2,262,742)
Net realized gain (loss) on investments	17,604,202	35,905,401	91,578,750	18,220,106	(5,370)	(711,126)	21,092,617	1,816,220	407,441	16,559,950
Net change in unrealized appreciation
(depreciation) on investments	53,300,934	10,402,796	150,683,627	87,052,532	(35,868)	106,750,012	17,113,896	8,075,791	(1,184,534)	89,965,561
Net increase (decrease) in net assets
from operations	71,440,177	46,897,897	240,150,545	101,654,680	13,200	107,349,921	41,190,274	9,427,671	(2,181,366)	104,262,769

Contract transactions 1
Purchase payments (Note 4)	51,124,415	11,026,730	111,393,142	69,063,206	2,436,674	16,018,011	6,109,342	19,091,567	50,200,925	75,733,016
Surrenders and terminations	(14,388,164)	(19,845,436)	(59,575,213)	(22,700,600)	(27,400)	(43,035,647)	(16,751,835)	(1,220,285)	(5,182,992)	(25,933,196)
Transfers between Investment Divisions	40,469,673	(288,108,460)	321,554,757	24,497,958	554,097	(27,705,054)	(260,444,306)	20,842,975	25,159,176	75,933,031
Contract owner charges (Note 3)	(2,084,820)	(893,971)	(5,788,295)	(4,507,343)	(256)	(2,339,851)	(953,295)	(333,225)	(1,127,813)	(4,388,195)
Net increase (decrease) in net assets
from contract transactions	75,121,104	(297,821,137)	367,584,391	66,353,221	2,963,115	(57,062,541)	(272,040,094)	38,381,032	69,049,296	121,344,656

Net increase (decrease) in net assets	146,561,281	(250,923,240)	607,734,936	168,007,901	2,976,315	50,287,380	(230,849,820)	47,808,703	66,867,930	225,607,425

Net assets beginning of period	181,031,361	250,923,240	559,726,962	393,846,584	-	357,999,234	230,849,820	11,507,693	66,681,136	375,827,906

Net assets end of period	$327,592,642	$-	$1,167,461,898	$561,854,485	$2,976,315	$408,286,614	$-	$59,316,396	$133,549,066	$601,435,331

1 Contract unit transactions
Units Outstanding at December 31, 2012	15,482,587	17,075,434	34,611,596	53,037,859	-	35,092,355	19,596,647	1,212,452	6,392,609	25,291,835

Units Issued	9,757,167	1,846,398	26,132,107	18,431,916	348,175	3,042,028	795,958	4,323,776	10,296,072	10,432,417
Units Redeemed	(4,524,611)	(18,921,832)	(8,060,611)	(10,878,092)	(35,920)	(8,099,255)	(20,392,605)	(927,733)	(3,681,587)	(3,242,716)

Units Outstanding at December 31, 2013	20,715,143	-	52,683,092	60,591,683	312,255	30,035,128	-	4,608,495	13,007,094	32,481,536

(a) Commencement of operations April 29, 2013.
(b) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund
Operations
Net investment income (loss)	$(6,763,096)	$(16,038,890)	$5,061,312	$68,975,392	$(1,836,127)	$(1,521,870)	$(309,105)	$31,025,581	$(13,040,488)	$(3,759,792)
Net realized gain (loss) on investments	102,147,913	5,611,186	4,348,691	79,666,231	15,801,956	21,073,715	12,328,224	14,702,141	163,917,753	60,796,991
Net change in unrealized appreciation
(depreciation) on investments	(300,792,321)	(139,002,070)	7,438,543	(57,195,824)	48,795,630	19,978,161	33,429,102	91,965,922	475,463,072	88,603,651
Net increase (decrease) in net assets
from operations	(205,407,504)	(149,429,774)	16,848,546	91,445,799	62,761,459	39,530,006	45,448,221	137,693,644	626,340,337	145,640,850

Contract transactions 1
Purchase payments (Note 4)	211,962,764	516,444,069	328,040,490	225,908,872	40,990,736	22,196,232	12,681,946	63,654,831	573,088,799	77,124,683
Surrenders and terminations	(111,312,766)	(264,179,903)	(39,880,669)	(92,979,984)	(10,912,018)	(6,537,322)	(12,736,883)	(18,351,523)	(98,374,751)	(23,559,321)
Transfers between Investment Divisions	(694,251,281)	(899,639,600)	500,557,987	(2,944,094)	49,445,897	42,146,073	13,676,119	(30,906,259)	621,925,793	127,852,173
Contract owner charges (Note 3)	(17,248,396)	(37,244,745)	(6,005,603)	(12,677,041)	(1,941,364)	(1,412,174)	(1,021,237)	(3,724,603)	(17,806,229)	(4,074,958)
Net increase (decrease) in net assets
from contract transactions	(610,849,679)	(684,620,179)	782,712,205	117,307,753	77,583,251	56,392,809	12,599,945	10,672,446	1,078,833,612	177,342,577

Net increase (decrease) in net assets	(816,257,183)	(834,049,953)	799,560,751	208,753,552	140,344,710	95,922,815	58,048,166	148,366,090	1,705,173,949	322,983,427

Net assets beginning of period	2,175,078,995	4,251,064,074	278,372,496	1,362,795,543	115,388,032	94,059,329	112,313,637	346,531,159	1,217,211,551	293,492,476

Net assets end of period	$1,358,821,812	$3,417,014,121	$1,077,933,247	$1,571,549,095	$255,732,742	$189,982,144	$170,361,803	$494,897,249	$2,922,385,500	$616,475,903

1 Contract unit transactions
Units Outstanding at December 31, 2012	146,137,914	215,752,478	26,437,899	75,591,291	10,587,267	8,512,443	6,164,133	32,793,714	97,618,836	21,654,308

Units Issued	20,432,103	32,972,199	83,010,363	38,661,380	14,569,700	9,781,507	2,936,898	5,310,831	83,754,898	17,044,234
Units Redeemed	(64,892,099)	(70,300,457)	(9,920,655)	(33,147,024)	(8,317,424)	(5,572,089)	(2,392,570)	(4,712,912)	(16,250,651)	(6,414,526)

Units Outstanding at December 31, 2013	101,677,918	178,424,220	99,527,607	81,105,647	16,839,543	12,721,861	6,708,461	33,391,633	165,123,083	32,284,016

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Operations
Net investment income (loss)	$4,429,152	$(1,575,567)	$(8,908,591)	$(15,932,094)	$(20,785,358)	$(30,083,674)	$(49,810,686)	$(679,955)	$(22,649,368)	$(26,929,642)
Net realized gain (loss) on investments	99,880,772	59,034,688	47,070,610	26,505,688	97,286,381	51,965,028	99,749,994	38,409,710	167,428,179	198,630,750
Net change in unrealized appreciation
(depreciation) on investments	194,431,826	89,040,640	216,258,862	34,922,269	597,622,486	220,517,650	616,087,032	45,625,350	366,843,323	355,896,318
Net increase (decrease) in net assets
from operations	298,741,750	146,499,761	254,420,881	45,495,863	674,123,509	242,399,004	666,026,340	83,355,105	511,622,134	527,597,426

Contract transactions 1
Purchase payments (Note 4)	192,860,576	82,930,415	205,159,128	174,269,059	510,166,344	385,277,264	655,461,101	41,474,732	244,622,091	257,611,274
Surrenders and terminations	(65,444,751)	(25,090,784)	(54,761,466)	(130,352,585)	(177,353,472)	(171,120,434)	(246,452,590)	(14,133,583)	(93,307,393)	(96,961,818)
Transfers between Investment Divisions	545,329,067	175,261,943	43,839,410	(192,377,409)	192,431,068	(25,991,445)	139,470,359	140,937,089	45,615,771	17,906,830
Contract owner charges (Note 3)	(12,630,159)	(4,216,351)	(11,047,449)	(17,317,116)	(35,746,936)	(31,114,282)	(53,290,285)	(2,206,025)	(14,081,951)	(17,107,896)
Net increase (decrease) in net assets
from contract transactions	660,114,733	228,885,223	183,189,623	(165,778,051)	489,497,004	157,051,103	495,188,585	166,072,213	182,848,518	161,448,390

Net increase (decrease) in net assets	958,856,483	375,384,984	437,610,504	(120,282,188)	1,163,620,513	399,450,107	1,161,214,925	249,427,318	694,470,652	689,045,816

Net assets beginning of period	822,731,477	230,391,627	988,005,021	1,688,160,049	3,014,830,685	2,671,615,114	4,454,811,297	112,891,002	1,325,286,320	1,472,006,525

Net assets end of period	$1,781,587,960	$605,776,611	$1,425,615,525	$1,567,877,861	$4,178,451,198	$3,071,065,221	$5,616,026,222	$362,318,320	$2,019,756,972	$2,161,052,341

1 Contract unit transactions
Units Outstanding at December 31, 2012	66,372,579	17,948,593	62,718,514	130,694,974	184,989,723	197,840,305	272,199,349	10,414,822	39,722,692	28,526,725

Units Issued	58,016,397	23,447,785	18,511,430	22,961,624	43,995,736	36,275,854	52,204,365	20,128,960	11,631,161	7,315,746
Units Redeemed	(12,923,557)	(9,468,494)	(8,378,267)	(35,979,749)	(17,025,805)	(25,446,124)	(24,466,714)	(8,191,155)	(7,353,579)	(4,878,213)

Units Outstanding at December 31, 2013	111,465,419	31,927,884	72,851,677	117,676,849	211,959,654	208,670,035	299,937,000	22,352,627	44,000,274	30,964,258

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$(1,177,546)	$(1,624,475)	$1,006,582	$(19,535,789)	$2,328,801
Net realized gain (loss) on investments	660,124	92,012,252	108,397,347	5,275	49,895,962
Net change in unrealized appreciation
(depreciation) on investments	(8,946,638)	138,051,048	327,407,297	-	81,300,656
Net increase (decrease) in net assets
from operations	(9,464,060)	228,438,825	436,811,226	(19,530,514)	133,525,419

Contract transactions 1
Purchase payments (Note 4)	143,562,840	155,966,744	469,331,859	784,446,124	66,239,894
Surrenders and terminations	(47,130,469)	(49,217,851)	(143,123,136)	(244,777,529)	(30,425,139)
Transfers between Investment Divisions	(30,454,671)	70,246,358	165,322,955	(433,025,095)	43,412,757
Contract owner charges (Note 3)	(6,307,991)	(6,430,787)	(28,076,837)	(14,137,555)	(4,575,200)
Net increase (decrease) in net assets from
contract transactions	59,669,709	170,564,464	463,454,841	92,505,945	74,652,312

Net increase (decrease) in net assets	50,205,649	399,003,289	900,266,067	72,975,431	208,177,731

Net assets beginning of period	647,090,687	570,473,227	2,294,283,336	1,195,107,544	430,498,430

Net assets end of period	$697,296,336	$969,476,516	$3,194,549,403	$1,268,082,975	$638,676,161

1 Contract unit transactions
Units Outstanding at December 31, 2012	61,301,432	34,539,227	73,603,848	97,906,679	19,603,130

Units Issued	28,892,662	18,395,134	19,795,408	123,607,118	6,532,196
Units Redeemed	(23,363,885)	(9,781,720)	(6,679,929)	(116,930,791)	(3,638,151)

Units Outstanding at December 31, 2013	66,830,209	43,152,641	86,719,327	104,583,006	22,497,175

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	CG - Balanced Income Fund(a)	CG - Equity 100 Fund(b)	CG - Fixed 100 Fund(b)	CG -Institutional Alt 100 Fund(a)	CG - Institutional Alt 65 Fund(a)	CG - Maximize Income Fund(a)	CG - Maximum Growth Fund(a)	CG - Moderate Growth Fund(a)	CG - Rising Income Fund(a)	CG - Tactical Maximum Growth Fund(a)
Operations
Net investment income (loss)	$(147,604)	$(3,311)	$(7,272)	$(386,232)	$(151,654)	$(86,113)	$(57,782)	$(196,146)	$(60,526)	$(68,956)
Net realized gain (loss) on investments	48,959	364	564	46,175	39,837	68,604	12,779	95,320	25,220	29,492
Net change in unrealized appreciation
(depreciation) on investments	1,042,339	69,442	4,661	2,778,142	1,397,744	606,501	570,919	2,006,756	367,912	643,773
Net increase (decrease) in net assets
from operations	943,694	66,495	(2,047)	2,438,085	1,285,927	588,992	525,916	1,905,930	332,606	604,309

Contract transactions 1
Purchase payments (Note 4)	46,489,871	3,117,060	5,760,218	131,494,025	44,532,913	22,496,203	19,218,315	65,048,258	16,152,750	20,776,178
Surrenders and terminations	(502,247)	(32,855)	(56,496)	(751,049)	(438,408)	(285,713)	(80,618)	(907,513)	(219,297)	(616,560)
Transfers between Investment Divisions	604,431	292,015	318,522	2,351,802	955,497	1,678,756	661,268	(343,753)	20,489	(965,472)
Contract owner charges (Note 3)	(972)	(16)	(435)	(1,851)	(5,311)	(795)	(2,529)	(6,088)	(320)	(196)
Net increase (decrease) in net assets
from contract transactions	46,591,083	3,376,204	6,021,809	133,092,927	45,044,691	23,888,451	19,796,436	63,790,904	15,953,622	19,193,950

Net increase (decrease) in net assets	47,534,777	3,442,699	6,019,762	135,531,012	46,330,618	24,477,443	20,322,352	65,696,834	16,286,228	19,798,259

Net assets beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets end of period	$47,534,777	$3,442,699	$6,019,762	$135,531,012	$46,330,618	$24,477,443	$20,322,352	$65,696,834	$16,286,228	$19,798,259

1 Contract unit transactions
Units Outstanding at December 31, 2011	-	-	-	-	-	-	-	-	-	-

Units Issued	4,807,087	338,394	623,382	13,737,768	4,692,514	2,460,466	2,066,896	6,751,025	1,690,700	2,209,122
Units Redeemed	(248,104)	(3,722)	(24,117)	(362,134)	(212,155)	(132,895)	(90,659)	(452,236)	(122,660)	(261,162)

Units Outstanding at December 31, 2012	4,558,983	334,672	599,265	13,375,634	4,480,359	2,327,571	1,976,237	6,298,789	1,568,040	1,947,960

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	CG - Tactical Moderate Growth Fund(a)	Curian Dynamic Risk Advantage - Aggressive Fund(a)	Curian Dynamic Risk Advantage - Diversified Fund(a)	Curian Dynamic Risk Advantage - Income Fund(a)	Curian Tactical Advantage 35 Fund(a)	Curian Tactical Advantage 60 Fund(a)	Curian Tactical Advantage 75 Fund(a)	Curian/ American Funds Growth Fund(a)	Curian/ DFA U.S. Micro Cap Fund(b)	Curian/Epoch Global Shareholder Yield Fund(a)
Operations
Net investment income (loss)	$(208,647)	$(66,000)	$(321,085)	$516,094	$72,101	$116,708	$113,985	$(22,386)	$(524)	$14,698
Net realized gain (loss) on investments	71,125	(21,910)	976,455	286,022	36,536	63,509	147,394	570	(10)	4,682
Net change in unrealized appreciation
(depreciation) on investments	1,797,181	(287,797)	(411,576)	637,772	242,722	531,157	532,547	299,844	15,588	28,172
Net increase (decrease) in net assets
from operations	1,659,659	(375,707)	243,794	1,439,888	351,359	711,374	793,926	278,028	15,054	47,552

Contract transactions 1
Purchase payments (Note 4)	67,417,626	19,655,591	99,356,997	72,080,232	15,246,875	22,728,193	20,479,108	9,694,283	393,042	1,606,340
Surrenders and terminations	(483,277)	(91,963)	(1,043,918)	(597,349)	(221,211)	(304,367)	(133,654)	(50,257)	(242)	(24,971)
Transfers between Investment Divisions	1,285,217	(51,793)	(104,683)	(344,538)	1,097,163	101,760	379,995	(51,502)	99,878	18,702
Contract owner charges (Note 3)	(2,325)	(199)	(4,104)	(1,602)	(146)	(1,014)	(2,077)	(187)	-	(62)
Net increase (decrease) in net assets
from contract transactions	68,217,241	19,511,636	98,204,292	71,136,743	16,122,681	22,524,572	20,723,372	9,592,337	492,678	1,600,009

Net increase (decrease) in net assets	69,876,900	19,135,929	98,448,086	72,576,631	16,474,040	23,235,946	21,517,298	9,870,365	507,732	1,647,561

Net assets beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets end of period	$69,876,900	$19,135,929	$98,448,086	$72,576,631	$16,474,040	$23,235,946	$21,517,298	$9,870,365	$507,732	$1,647,561

1 Contract unit transactions
Units Outstanding at December 31, 2011	-	-	-	-	-	-	-	-	-	-

Units Issued	7,102,083	2,242,686	10,371,753	7,490,820	1,675,488	2,342,977	2,288,604	996,051	52,327	167,251
Units Redeemed	(279,577)	(217,706)	(531,556)	(423,383)	(82,150)	(115,290)	(244,608)	(63,387)	(1,938)	(12,014)

Units Outstanding at December 31, 2012	6,822,506	2,024,980	9,840,197	7,067,437	1,593,338	2,227,687	2,043,996	932,664	50,389	155,237

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	Curian/FAMCO Flex Core Covered Call Fund(a)	Curian/Franklin Templeton Frontier Markets Fund(b)	Curian/Franklin Templeton Natural Resources Fund(a)	Curian/ Neuberger Berman Currency Fund(b)	Curian/Nicholas Convertible Arbitrage Fund(a)	Curian/ PIMCO Credit Income Fund(a)	Curian/ Pinebridge Merger Arbitrage Fund(a)	Curian/The Boston Company Equity Income Fund(a)	Curian/The Boston Company Multi- Alpha Market Neutral Equity Fund(a)	Curian/Van Eck International Gold Fund(b)
Operations
Net investment income (loss)	$73,638	$(394)	$9,071	$(4,699)	$(35,536)	$75,634	$(81,047)	$21,513	$(29,659)	$(7,174)
Net realized gain (loss) on investments	5,109	4	15,761	(205)	7,744	106,527	456	13,889	(1,617)	(16,566)
Net change in unrealized appreciation
(depreciation) on investments	(75,596)	15,071	73,403	(9,688)	128,400	107,843	112,745	142,400	(77,880)	(368,887)
Net increase (decrease) in net assets
from operations	3,151	14,681	98,235	(14,592)	100,608	290,004	32,154	177,802	(109,156)	(392,627)

Contract transactions 1
Purchase payments (Note 4)	13,476,514	424,580	6,551,470	3,343,579	11,488,270	13,765,617	24,914,990	2,749,139	9,481,941	3,885,203
Surrenders and terminations	(64,872)	(17)	(29,813)	(31,632)	(44,526)	(527,279)	(113,466)	(58,927)	(32,090)	(34,792)
Transfers between Investment Divisions	1,470,364	58,249	(109,576)	470,670	490,698	(546,791)	2,108,734	195,562	570,185	1,620,115
Contract owner charges (Note 3)	(15)	-	(15)	-	(9)	-	(191)	(143)	(10)	-
Net increase (decrease) in net assets
from contract transactions	14,881,991	482,812	6,412,066	3,782,617	11,934,433	12,691,547	26,910,067	2,885,631	10,020,026	5,470,526

Net increase (decrease) in net assets	14,885,142	497,493	6,510,301	3,768,025	12,035,041	12,981,551	26,942,221	3,063,433	9,910,870	5,077,899

Net assets beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets end of period	$14,885,142	$497,493	$6,510,301	$3,768,025	$12,035,041	$12,981,551	$26,942,221	$3,063,433	$9,910,870	$5,077,899

1 Contract unit transactions
Units Outstanding at December 31, 2011	-	-	-	-	-	-	-	-	-	-

Units Issued	1,487,263	47,798	786,929	385,116	1,230,967	1,466,823	2,870,599	299,594	1,026,740	583,441
Units Redeemed	(25,775)	(2)	(45,090)	(10,803)	(46,644)	(238,065)	(171,773)	(14,499)	(42,842)	(18,669)

Units Outstanding at December 31, 2012	1,461,488	47,796	741,839	374,313	1,184,323	1,228,758	2,698,826	285,095	983,898	564,772

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund(a)	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund
Operations
Net investment income (loss)	$(501,677)	$778,596	$47,704	$2,071,681	$5,108,424	$8,563,718	$7,883,700	$(723,366)	$(2,479,112)	$2,021,618
Net realized gain (loss) on investments	10,222,339	28,977,833	29,609,821	37,466,090	66,424,736	86,343,118	58,875,834	394,469	8,951,823	6,961,161
Net change in unrealized appreciation
(depreciation) on investments	16,890,762	30,244,235	41,451,055	58,406,944	77,062,787	90,730,640	15,628,815	5,340,031	44,866,398	5,773,605
Net increase (decrease) in net assets
from operations	26,611,424	60,000,664	71,108,580	97,944,715	148,595,947	185,637,476	82,388,349	5,011,134	51,339,109	14,756,384

Contract transactions 1
Purchase payments (Note 4)	91,504,811	213,255,344	226,480,789	342,963,789	456,383,523	718,733,144	68,294	104,520,806	215,162,347	98,431,610
Surrenders and terminations	(6,869,570)	(28,012,654)	(26,791,076)	(34,787,928)	(53,935,471)	(69,951,204)	(36,857,387)	(2,487,878)	(18,151,824)	(18,730,066)
Transfers between Investment Divisions	21,683,343	44,491,653	27,913,811	83,739,773	73,785,989	138,159,209	(109,159,377)	36,315,905	36,715,127	31,777,138
Contract owner charges (Note 3)	(2,561,260)	(5,870,816)	(6,677,596)	(13,722,947)	(20,123,676)	(26,613,080)	(11,213,120)	(522,389)	(6,291,096)	(4,147,945)
Net increase (decrease) in net assets
from contract transactions	103,757,324	223,863,527	220,925,928	378,192,687	456,110,365	760,328,069	(157,161,590)	137,826,444	227,434,554	107,330,737

Net increase (decrease) in net assets	130,368,748	283,864,191	292,034,508	476,137,402	604,706,312	945,965,545	(74,773,241)	142,837,578	278,773,663	122,087,121

Net assets beginning of period	168,700,101	427,041,788	473,992,515	871,891,705	1,349,313,032	1,759,138,491	942,912,966	-	379,980,507	322,986,887

Net assets end of period	$299,068,849	$710,905,979	$766,027,023	$1,348,029,107	$1,954,019,344	$2,705,104,036	$868,139,725	$142,837,578	$658,754,170	$445,074,008

1 Contract unit transactions
Units Outstanding at December 31, 2011	20,489,685	44,150,353	53,139,214	64,683,060	96,467,649	123,288,463	64,231,310	-	37,953,296	30,387,404

Units Issued	15,033,886	27,039,038	29,047,893	32,124,013	39,101,991	66,205,183	481,290	15,091,428	27,963,379	17,201,062
Units Redeemed	(3,355,039)	(5,447,645)	(5,929,392)	(5,529,652)	(8,238,753)	(15,970,554)	(10,637,838)	(1,242,404)	(7,045,540)	(7,386,203)

Units Outstanding at December 31, 2012	32,168,532	65,741,746	76,257,715	91,277,421	127,330,887	173,523,092	54,074,762	13,849,024	58,871,135	40,202,262

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund(a)	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund	JNL/AQR Managed Futures Strategy Fund	JNL/BlackRock Commodity Securities Fund	JNL/BlackRock Global Allocation Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund
Operations
Net investment income (loss)	$(1,216,720)	$(458,951)	$(3,967,442)	$(707,960)	$(1,451,154)	$(55,706)	$(13,020,837)	$(15,346,902)	$(581,632)	$2,005,128
Net realized gain (loss) on investments	(130,900)	314,444	8,444,637	(430,077)	852,690	15,126	1,484,365	3,675,401	575,978	2,321,402
Net change in unrealized appreciation
(depreciation) on investments	23,319,327	4,480,842	76,337,359	39,847,189	51,129,173	874,723	3,182,984	78,815,900	5,938,639	35,717,543
Net increase (decrease) in net assets
from operations	21,971,707	4,336,335	80,814,554	38,709,152	50,530,709	834,143	(8,353,488)	67,144,399	5,932,985	40,044,073

Contract transactions 1
Purchase payments (Note 4)	49,801,042	67,807,916	294,298,565	88,860,530	113,941,984	18,331,306	141,962,802	768,725,415	44,668,454	43,248,743
Surrenders and terminations	(5,084,161)	(690,625)	(20,721,501)	(7,605,582)	(10,641,196)	(60,840)	(41,331,429)	(30,773,171)	(1,256,297)	(26,301,559)
Transfers between Investment Divisions	6,007,090	29,439,867	38,194,799	22,990,827	31,285,631	1,415,407	10,261,161	237,483,062	50,609,137	(10,799,655)
Contract owner charges (Note 3)	(1,898,786)	(273,215)	(7,373,222)	(3,115,970)	(4,049,730)	(105)	(8,046,051)	(11,134,162)	(370,417)	(3,339,137)
Net increase (decrease) in net assets
from contract transactions	48,825,185	96,283,943	304,398,641	101,129,805	130,536,689	19,685,768	102,846,483	964,301,144	93,650,877	2,808,392

Net increase (decrease) in net assets	70,796,892	100,620,278	385,213,195	139,838,957	181,067,398	20,519,911	94,492,995	1,031,445,543	99,583,862	42,852,465

Net assets beginning of period	121,399,416	-	430,285,946	200,814,285	261,975,156	-	797,267,266	494,124,819	981,190	351,568,128

Net assets end of period	$192,196,308	$100,620,278	$815,499,141	$340,653,242	$443,042,554	$20,519,911	$891,760,261	$1,525,570,362	$100,565,052	$394,420,593

1 Contract unit transactions
Units Outstanding at December 31, 2011	13,852,765	-	43,194,539	22,149,701	27,587,021	-	77,839,402	50,563,049	94,783	32,123,854

Units Issued	8,046,918	10,666,255	32,866,475	12,914,605	17,224,234	2,161,618	23,110,245	101,237,073	8,930,082	4,867,148
Units Redeemed	(3,023,599)	(932,205)	(5,024,188)	(2,601,989)	(4,471,616)	(78,358)	(13,332,911)	(7,254,382)	(719,531)	(4,662,686)

Units Outstanding at December 31, 2012	18,876,084	9,734,050	71,036,826	32,462,317	40,339,639	2,083,260	87,616,736	144,545,740	8,305,334	32,328,316

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton Inter- national Small Cap Growth Fund
Operations
Net investment income (loss)	$(926,959)	$(903,561)	$(10,940,317)	$(1,177,422)	$(2,516,039)	$6,928,770	$254,116	$(1,682,700)	$32,429,322	$133,006
Net realized gain (loss) on investments	6,449,043	2,929,074	19,857,714	2,211,297	(16,590,938)	11,650,405	1,779,209	2,651,877	11,728,280	2,414,327
Net change in unrealized appreciation
(depreciation) on investments	38,077,645	15,087,215	62,395,493	19,815,407	77,004,425	124,035,221	32,316,360	18,448,252	51,305,480	41,373,949
Net increase (decrease) in net assets
from operations	43,599,729	17,112,728	71,312,890	20,849,282	57,897,448	142,614,396	34,349,685	19,417,429	95,463,082	43,921,282

Contract transactions 1
Purchase payments (Note 4)	30,865,668	38,111,822	146,512,983	23,670,984	47,427,514	131,381,340	34,182,811	112,194,775	213,978,081	33,302,292
Surrenders and terminations	(17,382,022)	(8,334,791)	(35,664,205)	(5,594,334)	(14,683,677)	(75,624,487)	(9,101,948)	(6,008,526)	(58,028,720)	(7,908,231)
Transfers between Investment Divisions	(11,271,701)	(457,622)	(87,182,710)	2,192,749	(12,774,890)	(37,650,672)	22,203,843	170,402,753	54,704,895	14,799,309
Contract owner charges (Note 3)	(2,574,128)	(1,502,165)	(6,734,564)	(1,308,945)	(3,513,401)	(9,658,806)	(1,787,343)	(1,249,058)	(8,549,936)	(1,893,718)
Net increase (decrease) in net assets
from contract transactions	(362,183)	27,817,244	16,931,504	18,960,454	16,455,546	8,447,375	45,497,363	275,339,944	202,104,320	38,299,652

Net increase (decrease) in net assets	43,237,546	44,929,972	88,244,394	39,809,736	74,352,994	151,061,771	79,847,048	294,757,373	297,567,402	82,220,934

Net assets beginning of period	286,171,678	136,792,536	624,638,253	100,654,513	272,733,798	1,002,735,899	150,196,888	3,209,081	830,111,442	159,531,090

Net assets end of period	$329,409,224	$181,722,508	$712,882,647	$140,464,249	$347,086,792	$1,153,797,670	$230,043,936	$297,966,454	$1,127,678,844	$241,752,024

1 Contract unit transactions
Units Outstanding at December 31, 2011	12,111,006	8,441,992	23,616,990	13,732,292	44,631,576	118,696,635	20,585,952	319,236	75,201,908	23,702,846

Units Issued	1,666,466	3,415,762	8,271,898	9,890,112	15,126,369	16,294,608	9,706,894	29,530,612	28,801,448	10,086,555
Units Redeemed	(1,723,922)	(1,860,691)	(7,997,976)	(7,748,514)	(13,067,997)	(15,477,929)	(4,040,093)	(4,314,426)	(11,662,214)	(5,142,340)

Units Outstanding at December 31, 2012	12,053,550	9,997,063	23,890,911	15,873,890	46,689,948	119,513,314	26,252,753	25,535,422	92,341,143	28,647,061

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Small Cap Growth Fund
Operations
Net investment income (loss)	$140,104	$(3,712,222)	$5,807,522	$(4,849,105)	$(1,326,469)	$(1,276,043)	$(4,213,971)	$822,889	$(5,318,663)	$(3,299,483)
Net realized gain (loss) on investments	4,697,598	14,587,675	31,145,010	7,190,772	10,065,496	3,361,312	9,567,842	2,386,773	20,466,787	16,349,441
Net change in unrealized appreciation
(depreciation) on investments	34,341,480	31,633,715	1,592,641	51,488,989	38,502,148	14,691,909	119,288,693	38,442,074	15,675,838	14,141,026
Net increase (decrease) in net assets
from operations	39,179,182	42,509,168	38,545,173	53,830,656	47,241,175	16,777,178	124,642,564	41,651,736	30,823,962	27,190,984

Contract transactions 1
Purchase payments (Note 4)	63,995,404	61,963,670	124,282,389	10,746,032	65,060,439	14,760,197	130,064,232	54,093,712	70,563,762	41,581,788
Surrenders and terminations	(16,068,843)	(15,372,499)	(51,460,788)	(15,979,696)	(16,820,627)	(5,634,360)	(26,914,086)	(17,968,951)	(19,683,497)	(12,487,603)
Transfers between Investment Divisions	(2,254,251)	(21,103,956)	50,065,428	(53,919,324)	(4,428,816)	4,955,493	91,148,984	9,889,160	(51,640,981)	(1,129,746)
Contract owner charges (Note 3)	(3,505,646)	(2,876,715)	(5,642,623)	(3,097,965)	(3,265,669)	(995,740)	(5,512,871)	(2,943,505)	(3,072,753)	(1,983,228)
Net increase (decrease) in net assets
from contract transactions	42,166,664	22,610,500	117,244,406	(62,250,953)	40,545,327	13,085,590	188,786,259	43,070,416	(3,833,469)	25,981,211

Net increase (decrease) in net assets	81,345,846	65,119,668	155,789,579	(8,420,297)	87,786,502	29,862,768	313,428,823	84,722,152	26,990,493	53,172,195

Net assets beginning of period	310,556,587	261,575,730	576,803,500	325,784,260	282,267,994	92,895,322	408,951,982	283,950,685	301,830,861	167,007,878

Net assets end of period	$391,902,433	$326,695,398	$732,593,079	$317,363,963	$370,054,496	$122,758,090	$722,380,805	$368,672,837	$328,821,354	$220,180,073

1 Contract unit transactions
Units Outstanding at December 31, 2011	38,323,494	21,600,271	24,659,897	26,007,616	23,437,019	12,224,464	35,710,505	18,827,225	26,625,604	11,220,423

Units Issued	9,522,029	9,013,087	10,845,848	920,026	8,122,563	4,701,629	20,978,133	6,256,406	11,440,669	7,121,261
Units Redeemed	(4,658,884)	(7,369,322)	(6,049,872)	(5,527,309)	(5,164,345)	(3,211,034)	(6,803,749)	(3,744,850)	(11,981,653)	(5,618,634)

Units Outstanding at December 31, 2012	43,186,639	23,244,036	29,455,873	21,400,333	26,395,237	13,715,059	49,884,889	21,338,781	26,084,620	12,723,050

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Lazard Mid Cap Equity Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund
Operations
Net investment income (loss)	$(23,562,324)	$8,898,608	$(4,071,180)	$5,681,872	$2,842,590	$(2,635,254)	$(288,787)	$(143,124)	$2,353,800	$3,626,410
Net realized gain (loss) on investments	10,802,176	(11,812,340)	10,331,563	19,013,404	24,720,024	4,245,966	1,067,757	(425,028)	8,497,851	30,775,290
Net change in unrealized appreciation
(depreciation) on investments	239,535,428	43,737,776	21,361,580	(10,756,373)	110,427,293	11,131,217	2,050,256	4,402,475	24,190,560	45,982,488
Net increase (decrease) in net assets
from operations	226,775,280	40,824,044	27,621,963	13,938,903	137,989,907	12,741,929	2,829,226	3,834,323	35,042,211	80,384,188

Contract transactions 1
Purchase payments (Note 4)	430,431,337	38,511,840	56,143,107	141,894,322	5,594,172	35,062,089	11,105,067	6,559,121	29,963,694	80,581,377
Surrenders and terminations	(59,340,502)	(17,061,191)	(15,804,293)	(64,364,114)	(34,878,564)	(14,557,113)	(2,622,562)	(1,275,214)	(17,841,069)	(46,436,506)
Transfers between Investment Divisions	48,582,344	(10,637,345)	11,971,477	24,560,071	(125,682,140)	(35,466,727)	1,268,391	1,134,643	(10,702,324)	(11,276,598)
Contract owner charges (Note 3)	(18,544,270)	(2,369,865)	(2,338,915)	(6,479,221)	(7,058,983)	(1,671,992)	(645,698)	(342,967)	(2,599,108)	(3,655,120)
Net increase (decrease) in net assets
from contract transactions	401,128,909	8,443,439	49,971,376	95,611,058	(162,025,515)	(16,633,743)	9,105,198	6,075,583	(1,178,807)	19,213,153

Net increase (decrease) in net assets	627,904,189	49,267,483	77,593,339	109,549,961	(24,035,608)	(3,891,814)	11,934,424	9,909,906	33,863,404	99,597,341

Net assets beginning of period	1,322,819,085	263,257,829	199,952,299	715,933,527	738,739,472	206,247,683	54,018,976	28,846,795	244,930,462	501,983,815

Net assets end of period	$1,950,723,274	$312,525,312	$277,545,638	$825,483,488	$714,703,864	$202,355,869	$65,953,400	$38,756,701	$278,793,866	$601,581,156

1 Contract unit transactions
Units Outstanding at December 31, 2011	129,611,697	23,695,580	9,357,399	35,865,916	64,677,817	11,307,912	4,232,576	2,639,385	29,258,892	33,587,354

Units Issued	52,252,944	5,659,295	5,743,695	22,287,078	972,772	3,058,639	2,020,736	1,278,265	4,486,416	8,877,756
Units Redeemed	(16,469,402)	(5,021,053)	(3,914,961)	(17,929,544)	(13,733,396)	(3,975,263)	(1,386,390)	(781,606)	(4,622,712)	(7,863,586)

Units Outstanding at December 31, 2012	165,395,239	24,333,822	11,186,133	40,223,450	51,917,193	10,391,288	4,866,922	3,136,044	29,122,596	34,601,524

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund	JNL/MC Dow Dividend Fund	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(a)	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund
Operations
Net investment income (loss)	$3,318,198	$706,015	$(1,780,634)	$(7,473,817)	$4,759,718	$(31,676)	$(1,714,418)	$547,261	$(1,179,406)	$(6,509,391)
Net realized gain (loss) on investments	13,392,056	4,552,653	17,445,607	38,161,306	(2,537,851)	(79,714)	(2,947,275)	(746,778)	5,809,098	12,805,493
Net change in unrealized appreciation
(depreciation) on investments	(4,471,426)	5,917,884	11,539,986	11,993,986	28,250,396	209,221	14,275,419	1,777,461	32,735,537	72,235,524
Net increase (decrease) in net assets
from operations	12,238,828	11,176,552	27,204,959	42,681,475	30,472,263	97,831	9,613,726	1,577,944	37,365,229	78,531,626

Contract transactions 1
Purchase payments (Note 4)	84,710,549	14,782,533	43,334,068	55,314,928	61,943,649	3,674,462	81,239,457	5,434,488	34,709,750	15,881,069
Surrenders and terminations	(50,631,159)	(4,833,308)	(9,700,442)	(43,833,812)	(21,382,291)	(16,849)	(5,088,954)	(917,410)	(12,233,865)	(45,420,340)
Transfers between Investment Divisions	(44,194,180)	19,134,041	49,202,002	(80,190,320)	(7,656,341)	3,023,927	120,592,896	2,579,517	7,299,106	(27,559,185)
Contract owner charges (Note 3)	(4,730,543)	(685,313)	(1,506,375)	(3,004,066)	(2,721,397)	(17,157)	(1,081,437)	(260,938)	(1,942,437)	(2,007,597)
Net increase (decrease) in net assets
from contract transactions	(14,845,333)	28,397,953	81,329,253	(71,713,270)	30,183,620	6,664,383	195,661,962	6,835,657	27,832,554	(59,106,053)

Net increase (decrease) in net assets	(2,606,505)	39,574,505	108,534,212	(29,031,795)	60,655,883	6,762,214	205,275,688	8,413,601	65,197,783	19,425,573

Net assets beginning of period	597,159,838	53,185,018	107,188,662	491,868,277	296,677,537	-	3,374,671	19,792,732	151,290,663	400,432,543

Net assets end of period	$594,553,333	$92,759,523	$215,722,874	$462,836,482	$357,333,420	$6,762,214	$208,650,359	$28,206,333	$216,488,446	$419,858,116

1 Contract unit transactions
Units Outstanding at December 31, 2011	43,197,120	10,225,094	9,081,999	50,814,404	41,856,854	-	373,656	1,805,556	23,420,826	31,453,060

Units Issued	12,413,508	11,734,325	10,768,265	9,635,642	14,028,122	989,296	25,455,743	1,537,000	15,089,498	3,087,742
Units Redeemed	(13,592,562)	(6,910,908)	(4,803,896)	(16,996,194)	(10,006,437)	(320,304)	(5,876,787)	(937,607)	(11,665,759)	(7,384,542)

Units Outstanding at December 31, 2012	42,018,066	15,048,511	15,046,368	43,453,852	45,878,539	668,992	19,952,612	2,404,949	26,844,565	27,156,260

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund
Operations
Net investment income (loss)	$(697,186)	$(2,266,138)	$429,514	$5,771,364	$35,959,868	$4,240,936	$(2,580,848)	$1,641,654	$(4,004,317)	$186,444
Net realized gain (loss) on investments	964,028	18,135,735	20,433,380	(7,738,033)	(68,378,128)	(4,114,178)	13,511,161	(9,258,240)	17,595,946	1,830,150
Net change in unrealized appreciation
(depreciation) on investments	(1,865,753)	31,309,250	28,628,814	72,147,737	442,018,342	39,532,257	15,052,524	13,819,668	5,043,137	2,675,707
Net increase (decrease) in net assets
from operations	(1,598,911)	47,178,847	49,491,708	70,181,068	409,600,082	39,659,015	25,982,837	6,203,082	18,634,766	4,692,301

Contract transactions 1
Purchase payments (Note 4)	7,250,296	83,233,125	78,673,152	60,594,325	104,364,257	19,956,694	37,392,510	5,362,036	138,065,452	9,351,807
Surrenders and terminations	(2,182,694)	(20,108,266)	(16,369,982)	(35,043,542)	(232,647,225)	(22,574,421)	(11,475,547)	(4,838,584)	(50,154,737)	(1,865,296)
Transfers between Investment Divisions	(7,340,087)	45,005,070	4,776,823	20,143,522	(211,150,088)	(19,386,215)	42,329,222	(1,043,792)	(53,306,367)	941,538
Contract owner charges (Note 3)	(491,660)	(3,140,522)	(4,644,892)	(3,387,028)	(18,366,868)	(2,477,010)	(1,744,863)	(524,423)	(8,108,540)	(536,149)
Net increase (decrease) in net assets
from contract transactions	(2,764,145)	104,989,407	62,435,101	42,307,277	(357,799,924)	(24,480,952)	66,501,322	(1,044,763)	26,495,808	7,891,900

Net increase (decrease) in net assets	(4,363,056)	152,168,254	111,926,809	112,488,345	51,800,158	15,178,063	92,484,159	5,158,319	45,130,574	12,584,201

Net assets beginning of period	50,621,864	252,885,376	380,323,403	407,504,533	2,666,783,605	325,679,592	147,276,166	66,406,850	796,202,477	41,344,163

Net assets end of period	$46,258,808	$405,053,630	$492,250,212	$519,992,878	$2,718,583,763	$340,857,655	$239,760,325	$71,565,169	$841,333,051	$53,928,364

1 Contract unit transactions
Units Outstanding at December 31, 2011	4,864,593	20,055,622	40,955,602	30,833,422	250,691,885	38,067,524	13,156,362	10,686,471	25,205,201	3,287,635

Units Issued	876,935	13,882,542	10,346,469	8,135,489	11,103,787	3,060,672	10,886,307	4,465,240	7,533,736	1,768,647
Units Redeemed	(1,154,620)	(6,470,188)	(4,097,398)	(5,187,530)	(42,255,649)	(5,763,135)	(5,908,649)	(4,670,347)	(6,916,832)	(1,172,325)

Units Outstanding at December 31, 2012	4,586,908	27,467,976	47,204,673	33,781,381	219,540,023	35,365,061	18,134,020	10,481,364	25,822,105	3,883,957

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MC S&P 10 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund
Operations
Net investment income (loss)	$(4,211,319)	$(663,537)	$(2,621,362)	$2,299,546	$(1,218,106)	$(3,516,682)	$1,221,177	$(5,154,808)	$(5,887,620)	$966,483
Net realized gain (loss) on investments	(4,370,527)	8,254,424	30,539,674	56,360,296	16,887,540	(10,190,457)	32,690,234	39,171,689	(21,216,073)	(8,565,692)
Net change in unrealized appreciation
(depreciation) on investments	44,629,571	(2,141,843)	46,675,932	69,884,206	3,275,867	45,510,630	27,382,455	(12,390,947)	54,119,842	31,575,588
Net increase (decrease) in net assets
from operations	36,047,725	5,449,044	74,594,244	128,544,048	18,945,301	31,803,491	61,293,866	21,625,934	27,016,149	23,976,379

Contract transactions 1
Purchase payments (Note 4)	19,426,302	6,372,112	92,875,647	235,404,695	23,001,448	15,163,113	71,026,691	79,537,932	17,360,423	8,230,349
Surrenders and terminations	(31,350,943)	(3,037,128)	(41,502,663)	(75,785,649)	(9,991,692)	(28,095,702)	(38,405,663)	(21,811,331)	(30,954,280)	(22,576,607)
Transfers between Investment Divisions	35,993,931	1,088,113	21,349,678	113,949,191	(7,809,879)	(5,943,687)	58,100,214	4,533,899	(19,248,175)	(21,747,615)
Contract owner charges (Note 3)	(1,166,661)	(533,871)	(4,238,807)	(8,875,753)	(1,441,149)	(1,198,835)	(3,452,398)	(3,913,074)	(2,410,440)	(1,506,546)
Net increase (decrease) in net assets
from contract transactions	22,902,629	3,889,226	68,483,855	264,692,484	3,758,728	(20,075,111)	87,268,844	58,347,426	(35,252,472)	(37,600,419)

Net increase (decrease) in net assets	58,950,354	9,338,270	143,078,099	393,236,532	22,704,029	11,728,380	148,562,710	79,973,360	(8,236,323)	(13,624,040)

Net assets beginning of period	205,873,814	53,978,700	463,970,392	892,032,456	158,327,332	239,194,860	411,164,252	313,873,224	366,235,557	244,473,860

Net assets end of period	$264,824,168	$63,316,970	$607,048,491	$1,285,268,988	$181,031,361	$250,923,240	$559,726,962	$393,846,584	$357,999,234	$230,849,820

1 Contract unit transactions
Units Outstanding at December 31, 2011	27,136,745	5,443,686	28,873,542	81,632,307	15,191,152	18,646,238	29,011,148	46,393,976	38,659,511	22,971,539

Units Issued	12,999,652	2,771,761	10,334,311	45,563,165	6,148,071	3,700,333	14,444,265	25,297,747	3,989,628	1,760,016
Units Redeemed	(10,534,069)	(2,413,292)	(6,553,529)	(23,481,312)	(5,856,636)	(5,271,137)	(8,843,817)	(18,653,864)	(7,556,784)	(5,134,908)

Units Outstanding at December 31, 2012	29,602,328	5,802,155	32,654,324	103,714,160	15,482,587	17,075,434	34,611,596	53,037,859	35,092,355	19,596,647

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Morgan Stanley Mid Cap Growth Fund(a)	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/ Oppenheimer Global Growth Fund	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund
Operations
Net investment income (loss)	$(20,256)	$(363,102)	$(1,510,209)	$9,386,603	$22,623,432	$3,302,114	$52,940,396	$(1,600,779)	$(548,745)	$(246,789)
Net realized gain (loss) on investments	(52,847)	227,813	1,550,320	155,512,986	113,679,924	4,563,477	29,445,975	9,923,144	1,554,627	3,464,475
Net change in unrealized appreciation
(depreciation) on investments	294,487	1,788,045	56,317,458	(51,845,655)	75,240,129	2,894,616	70,701,814	4,988,769	11,846,610	10,764,454
Net increase (decrease) in net assets
from operations	221,384	1,652,756	56,357,569	113,053,934	211,543,485	10,760,207	153,088,185	13,311,134	12,852,492	13,982,140

Contract transactions 1
Purchase payments (Note 4)	7,998,004	31,629,731	53,853,574	440,827,240	795,617,961	95,754,370	241,039,412	22,924,538	16,592,953	11,146,377
Surrenders and terminations	(95,610)	(1,508,316)	(19,279,153)	(118,304,214)	(260,098,281)	(13,059,601)	(73,911,456)	(7,072,995)	(4,827,585)	(9,428,105)
Transfers between Investment Divisions	3,421,848	35,140,053	3,223,132	229,269,607	555,835,873	57,539,352	181,162,487	(396,227)	5,184,531	189,305
Contract owner charges (Note 3)	(37,933)	(233,088)	(2,992,838)	(16,006,227)	(32,761,812)	(1,832,148)	(9,411,352)	(1,264,276)	(938,335)	(729,653)
Net increase (decrease) in net assets
from contract transactions	11,286,309	65,028,380	34,804,715	535,786,406	1,058,593,741	138,401,973	338,879,091	14,191,040	16,011,564	1,177,924

Net increase (decrease) in net assets	11,507,693	66,681,136	91,162,284	648,840,340	1,270,137,226	149,162,180	491,967,276	27,502,174	28,864,056	15,160,064

Net assets beginning of period	-	-	284,665,622	1,526,238,655	2,980,926,848	129,210,316	870,828,267	87,885,858	65,195,273	97,153,573

Net assets end of period	$11,507,693	$66,681,136	$375,827,906	$2,175,078,995	$4,251,064,074	$278,372,496	$1,362,795,543	$115,388,032	$94,059,329	$112,313,637

1 Contract unit transactions
Units Outstanding at December 31, 2011	-	-	22,759,643	109,600,037	161,303,994	13,037,911	55,801,756	9,254,818	6,963,988	6,103,849

Units Issued	1,499,668	7,304,508	6,556,788	58,498,943	83,069,793	26,772,542	45,849,009	11,210,728	8,734,231	2,660,189
Units Redeemed	(287,216)	(911,899)	(4,024,596)	(21,961,066)	(28,621,309)	(13,372,554)	(26,059,474)	(9,878,279)	(7,185,776)	(2,599,905)

Units Outstanding at December 31, 2012	1,212,452	6,392,609	25,291,835	146,137,914	215,752,478	26,437,899	75,591,291	10,587,267	8,512,443	6,164,133

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund
Operations
Net investment income (loss)	$(5,013,650)	$3,738,117	$(2,175,759)	$849,335	$(1,564,028)	$(4,915,908)	$14,582,278	$(5,971,084)	$8,265,216	$1,604,870
Net realized gain (loss) on investments	(3,481,035)	90,623,884	15,356,589	60,546,302	8,365,536	15,450,779	38,297,989	123,513,904	103,008,571	177,121,864
Net change in unrealized appreciation
(depreciation) on investments	90,491,521	47,326,942	15,049,155	5,824,561	17,175,075	101,436,168	41,052,771	211,567,112	87,551,868	247,589,613
Net increase (decrease) in net assets
from operations	81,996,836	141,688,943	28,229,985	67,220,198	23,976,583	111,971,039	93,933,038	329,109,932	198,825,655	426,316,347

Contract transactions 1
Purchase payments (Note 4)	12,923,756	189,519,903	62,602,441	207,771,542	46,614,702	199,991,556	328,863,049	542,085,605	582,367,871	908,123,000
Surrenders and terminations	(14,297,104)	(53,975,944)	(14,452,577)	(35,168,198)	(13,413,629)	(49,654,320)	(104,823,488)	(130,781,386)	(143,026,976)	(202,578,702)
Transfers between Investment Divisions	(39,182,552)	(5,692,108)	65,806,457	60,815,383	(22,073,412)	(15,193,055)	195,835,717	27,246,659	114,679,390	122,019,634
Contract owner charges (Note 3)	(3,566,602)	(10,443,667)	(2,092,090)	(6,976,189)	(2,152,546)	(7,976,549)	(13,261,910)	(25,885,934)	(23,644,948)	(39,617,010)
Net increase (decrease) in net assets
from contract transactions	(44,122,502)	119,408,184	111,864,231	226,442,538	8,975,115	127,167,632	406,613,368	412,664,944	530,375,337	787,946,922

Net increase (decrease) in net assets	37,874,334	261,097,127	140,094,216	293,662,736	32,951,698	239,138,671	500,546,406	741,774,876	729,200,992	1,214,263,269

Net assets beginning of period	308,656,825	956,114,424	153,398,260	529,068,741	197,439,929	748,866,350	1,187,613,643	2,273,055,809	1,942,414,122	3,240,548,028

Net assets end of period	$346,531,159	$1,217,211,551	$293,492,476	$822,731,477	$230,391,627	$988,005,021	$1,688,160,049	$3,014,830,685	$2,671,615,114	$4,454,811,297

1 Contract unit transactions
Units Outstanding at December 31, 2011	37,523,580	87,824,159	12,986,732	47,428,906	17,292,909	54,284,777	98,524,848	158,754,245	157,317,544	222,293,166

Units Issued	1,895,895	26,537,287	15,197,136	32,548,886	9,429,857	17,553,019	50,520,615	44,436,651	58,771,316	72,072,587
Units Redeemed	(6,625,761)	(16,742,610)	(6,529,560)	(13,605,213)	(8,774,173)	(9,119,282)	(18,350,489)	(18,201,173)	(18,248,555)	(22,166,404)

Units Outstanding at December 31, 2012	32,793,714	97,618,836	21,654,308	66,372,579	17,948,593	62,718,514	130,694,974	184,989,723	197,840,305	272,199,349

See notes to the financial statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/UBS Large Cap Select Growth Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$(625,893)	$(17,929,818)	$(17,785,310)	$(2,890,733)	$(1,091,691)	$(5,969,524)	$(3,003,591)	$(16,673,987)	$3,146,320
Net realized gain (loss) on investments	3,864,313	50,798,582	84,042,231	1,825,977	14,362,296	52,293,131	51,200,000	3,531	27,006,035
Net change in unrealized appreciation
(depreciation) on investments	13,093,396	123,329,406	76,025,678	5,142,715	65,775,963	(9,296,256)	109,316,668	-	23,358,376
Net increase (decrease) in net assets
from operations	16,331,816	156,198,170	142,282,599	4,077,959	79,046,568	37,027,351	157,513,077	(16,670,456)	53,510,731

Contract transactions 1
Purchase payments (Note 4)	18,982,152	239,673,335	254,322,874	123,474,103	83,086,675	41,410,260	479,630,911	704,841,882	55,715,106
Surrenders and terminations	(7,225,102)	(76,703,371)	(73,706,991)	(44,508,750)	(38,428,099)	(21,860,054)	(108,371,222)	(193,628,257)	(24,454,750)
Transfers between Investment Divisions	5,613,208	114,411,546	(14,963,410)	75,273,246	18,719,110	(32,826,918)	76,396,861	(299,036,591)	(13,024,303)
Contract owner charges (Note 3)	(825,784)	(9,887,382)	(12,419,497)	(4,702,577)	(3,922,328)	(4,019,708)	(20,697,239)	(11,192,003)	(3,381,594)
Net increase (decrease) in net assets
from contract transactions	16,544,474	267,494,128	153,232,976	149,536,022	59,455,358	(17,296,420)	426,959,311	200,985,031	14,854,459

Net increase (decrease) in net assets	32,876,290	423,692,298	295,515,575	153,613,981	138,501,926	19,730,931	584,472,388	184,314,575	68,365,190

Net assets beginning of period	80,014,712	901,594,022	1,176,490,950	493,476,706	431,971,301	424,723,680	1,709,810,948	1,010,792,969	362,133,240

Net assets end of period	$112,891,002	$1,325,286,320	$1,472,006,525	$647,090,687	$570,473,227	$444,454,611	$2,294,283,336	$1,195,107,544	$430,498,430

1 Contract unit transactions
Units Outstanding at December 31, 2011	8,850,829	31,868,359	25,681,421	47,267,776	30,832,016	17,110,625	59,618,057	82,014,961	18,923,330

Units Issued	6,668,313	15,094,042	7,314,988	28,843,930	11,436,545	2,457,886	20,823,640	96,305,793	4,792,814
Units Redeemed	(5,104,320)	(7,239,709)	(4,469,684)	(14,810,274)	(7,729,334)	(3,189,953)	(6,837,849)	(80,414,075)	(4,113,014)

Units Outstanding at December 31, 2012	10,414,822	39,722,692	28,526,725	61,301,432	34,539,227	16,378,558	73,603,848	97,906,679	19,603,130

See notes to the financial statements.

Jackson National Separate Account I
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account I (the “Separate Account”) on June 14, 1993.  The Separate Account commenced operations on October 16, 1995, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940.

The Separate Account is a separate investment account of Jackson, its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contained one-hundred sixty-five (165) Investment Divisions during 2013, but currently contains one-hundred sixty (160) Investment Divisions as of December 31, 2013.  These Investment Divisions each invested in the following mutual funds (collectively, the “Funds”) as of December 31, 2013:

Curian Variable Series Trust
CG - Conservative Fund(1)(4)	CG - Tactical Moderate Growth Fund(1)(4)	Curian/DoubleLine Total Return Fund
CG - Equity 100 Fund(1)(4)	Curian Dynamic Risk Advantage – Diversified Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
CG - Equity Income Fund(1)(4)	Curian Dynamic Risk Advantage – Growth Fund	Curian/Epoch Global Shareholder Yield Fund
CG - Fixed Income 100 Fund(1)(4)	Curian Dynamic Risk Advantage – Income Fund	Curian/FAMCO Flex Core Covered Call Fund
CG - Growth Fund(1)(4)	Curian Focused International Equity Fund	Curian/Franklin Templeton Frontier Markets Fund
CG - Institutional Alt 100 Conservative Fund(1)(4)	Curian Focused U.S. Equity Fund	Curian/Franklin Templeton Natural Resources Fund
CG - Institutional Alt 100 Growth Fund(1)(4)	Curian Long Short Credit Fund(1)	Curian/Lazard International Strategic Equity Fund
CG - Institutional Alt 100 Moderate Fund(1)(4)	Curian Tactical Advantage 35 Fund	Curian/Neuberger Berman Currency Fund
CG - Institutional Alt 65 Fund(1)(4)	Curian Tactical Advantage 60 Fund	Curian/Nicholas Convertible Arbitrage Fund
CG - Interest Rate Opportunities Fund(1)(4)	Curian Tactical Advantage 75 Fund	Curian/PIMCO Credit Income Fund
CG - International Opportunities Conservative Fund(1)(4)	Curian/Aberdeen Latin America Fund	Curian/PineBridge Merger Arbitrage Fund
CG - International Opportunities Growth Fund(1)(4)	Curian/American Funds® Global Growth Fund	Curian/Schroder Emerging Europe Fund
CG - International Opportunities Moderate Fund(1)(4)	Curian/American Funds® Growth Fund	Curian/T. Rowe Price Capital Appreciation Fund
CG - Maximum Growth Fund(1)(4)	Curian/AQR Risk Parity Fund	Curian/The Boston Company Equity Income Fund
CG - Moderate Fund(1)(4)	Curian/Ashmore Emerging Market Small Cap Equity Fund	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
CG - Moderate Growth Fund(1)(4)	Curian/Baring International Fixed Income Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund
CG - Multi-Strategy Income Fund(1)(4)	Curian/BlackRock Global Long Short Credit Fund	Curian/Urdang International REIT Fund
CG - Real Assets Fund(1)(4)	Curian/DFA U.S. Micro Cap Fund	Curian/Van Eck International Gold Fund
CG - Tactical Maximum Growth Fund(1)(4)

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 1 – Organization (continued)

JNL Series Trust
JNL Disciplined Growth Fund(1)	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/MC Small Cap Index Fund(3)
JNL Disciplined Moderate Fund(1)	JNL/Franklin Templeton Mutual Shares Fund	JNL/MC Utilities Sector Fund(3)
JNL Disciplined Moderate Growth Fund(1)	JNL/Franklin Templeton Small Cap Value Fund	JNL/Morgan Stanley Mid Cap Growth Fund
JNL Institutional Alt 20 Fund(1)	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Neuberger Berman Strategic Income Fund
JNL Institutional Alt 35 Fund(1)	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Oppenheimer Global Growth Fund
JNL Institutional Alt 50 Fund(1)	JNL/Goldman Sachs Mid Cap Value Fund	JNL/PIMCO Real Return Fund
JNL Institutional Alt 65 Fund(1)(2)	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/PIMCO Total Return Bond Fund
JNL/American Funds Balanced Allocation Fund(1)	JNL/Invesco Global Real Estate Fund	JNL/PPM America Floating Rate Income Fund(1)
JNL/American Funds Blue Chip Income and Growth Fund	JNL/Invesco International Growth Fund	JNL/PPM America High Yield Bond Fund(1)
JNL/American Funds Global Bond Fund	JNL/Invesco Large Cap Growth Fund	JNL/PPM America Mid Cap Value Fund(1)
JNL/American Funds Global Small Capitalization Fund	JNL/Invesco Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund(1)
JNL/American Funds Growth Allocation Fund(1)	JNL/Invesco Small Cap Growth Fund	JNL/PPM America Value Equity Fund(1)
JNL/American Funds Growth-Income Fund	JNL/Ivy Asset Strategy Fund	JNL/Red Rocks Listed Private Equity Fund
JNL/American Funds International Fund	JNL/JPMorgan International Value Fund	JNL/S&P 4 Fund(1)
JNL/American Funds New World Fund	JNL/JPMorgan MidCap Growth Fund	JNL/S&P Competitive Advantage Fund
JNL/AQR Managed Futures Strategy Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/S&P Dividend Income & Growth Fund
JNL/BlackRock Commodity Securities Strategy Fund	JNL/Lazard Emerging Markets Fund	JNL/S&P Intrinsic Value Fund
JNL/BlackRock Global Allocation Fund	JNL/M&G Global Basics Fund(1)(	JNL/S&P Managed Aggressive Growth Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/M&G Global Leaders Fund(1) 7)	JNL/S&P Managed Conservative Fund
JNL/Brookfield Global Infrastructure Fund	JNL/MC 10 x 10 Fund(1) (3)	JNL/S&P Managed Growth Fund
JNL/Capital Guardian Global Balanced Fund	JNL/MC Bond Index Fund(3)	JNL/S&P Managed Moderate Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(3)	JNL/S&P Managed Moderate Growth Fund
JNL/DFA U.S. Core Equity Fund	JNL/MC Emerging Markets Index Fund(3)	JNL/S&P Total Yield Fund
JNL/Eagle SmallCap Equity Fund	JNL/MC European 30 Fund(3)	JNL/T. Rowe Price Established Growth Fund
JNL/Eastspring Investments Asia ex-Japan Fund(1)	JNL/MC Global Alpha Fund(3)	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Eastspring Investments China-India Fund(1)	JNL/MC Index 5 Fund(1) (3)	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton Founding Strategy Fund(1)	JNL/MC International Index Fund(3)	JNL/T. Rowe Price Value Fund
JNL/Franklin Templeton Global Growth Fund	JNL/MC Pacific Rim 30 Fund(3)	JNL/WMC Balanced Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/MC S&P 400 MidCap Index Fund(3)	JNL/WMC Money Market Fund
JNL/Franklin Templeton Income Fund	JNL/MC S&P 500 Index Fund(3)	JNL/WMC Value Fund

JNL Variable Fund LLC
JNL/MC 25 Fund(3)	JNL/MC Healthcare Sector Fund(3)	JNL/MC S&P® 24 Fund(3)
JNL/MC Communications Sector Fund(3)	JNL/MC JNL 5 Fund(3)	JNL/MC S&P® SMid 60 Fund(3)
JNL/MC Consumer Brands Sector Fund(3)	JNL/MC JNL Optimized 5 Fund(3)	JNL/MC Select Small-Cap Fund(3)(7)
JNL/MC Dow SM 10 Fund(3)	JNL/MC Nasdaq® 25 Fund(3)	JNL/MC Technology Sector Fund(3)
JNL/MC Dow SM Dividend Fund(3)(7)	JNL/MC NYSE® International 25 Fund(3)	JNL/MC Value Line® 30 Fund(3)
JNL/MC Financial Sector Fund(3)	JNL/MC Oil & Gas Sector Fund(3)	JNL/MC VIP Fund(3)(7)
JNL/MC Global 15 Fund(3)	JNL/MC S&P® 10 Fund(3)(7)

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 1 – Organization (continued)

Jackson National Asset Management, LLC serves as investment adviser for the Funds comprising the JNL Series Trust and the JNL Variable Fund LLC and Curian Capital, LLC (collectively the “Advisers”) serve as investment adviser for the Funds comprising the Curian Variable Series Trust, both Advisers are wholly-owned subsidiaries of Jackson and receive fees for their services from each Fund.

During the year ended December 31, 2013, the following Funds changed names:

PRIOR FUND NAME	CURRENT FUND NAME	EFFECTIVE DATE
CG – Balanced Income Fund	CG – Moderate Fund (6)	April 29, 2013
CG – Institutional Alt 100 Fund	CG – Institutional Alt 100 Moderate Fund (6)	April 29, 2013
CG – Maximize Income Fund	CG – Conservative Fund (6)	April 29, 2013
CG – Rising Income Fund	CG – Equity Income Fund (6)	April 29, 2013
Curian Dynamic Risk Advantage – Aggressive Fund	Curian Dynamic Risk Advantage – Growth Fund(6)	April 29, 2013
JNL/BlackRock Commodity Securities Fund	JNL/BlackRock Commodity Securities Strategy Fund(6)	April 29, 2013
Curian/UBS Global Long Short Income Opportunities Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund(6)	September 16, 2013
JNL/Lazard Mid Cap Equity Fund	JNL/Invesco Mid Cap Value Fund(5)	September 16, 2013
JNL/UBS Large Cap Select Growth Fund	JNL/BlackRock Large Cap Select Growth Fund(5)	September 16, 2013

During the year ended December 31, 2013, the following acquisitions were completed:

ACQUIRED FUND	ACQUIRING FUND	DATE OF ACQUISITION
JNL/M&G Global Leaders Fund	JNL/Franklin Templeton Global Growth Fund	September 13, 2013
JNL/MC Dow Dividend Fund	JNL/S&P Dividend Income & Growth Fund	September 13, 2013
JNL/MC S&P 10 Fund	JNL/MC S&P 24 Fund	September 13, 2013
JNL/MC Select Small-Cap Fund	JNL/MC Small Cap Index Fund	September 13, 2013
JNL/MC VIP Fund	JNL/MC S&P 500 Index Fund	September 13, 2013

(1)	These Funds are advised or sub-advised by affiliates of Jackson.
(2)	JNL Institutional Alt 65 Fund is closed to new contract owners.
(3)	MC denotes the sub-adviser Mellon Capital throughout these financial statements. Mellon Capital was formerly known as Mellon Capital Management.
(4)	CG denotes the Fund of Fund group Curian Guidance throughout these financial statements.
(5)	These name changes are due to changes in sub-adviser.
(6)	These name changes were completed to align the Fund name with the investment strategy.
(7)	These Funds are no longer available as of December 31, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investments

The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset values of the respective Funds, which represent fair value.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account.  Investments in the Funds are recorded on trade date for financial reporting purposes.  Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Separate Account’s tax return to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. The Interpretation requires that management evaluate the tax positions taken in the returns which remain subject to examination by the Internal Revenue Service and other tax jurisdictions. Jackson National Asset Management (“JNAM”), a subsidiary of Jackson, completed an evaluation of the Separate Account’s tax positions and based on that evaluation, determined that no provision for federal income tax is required in the Separate Account’s financial statements during the year ended December 31, 2013.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of an entity’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories:

●
Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported Net Asset Value (“NAV”).

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies (continued)

●
Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, including term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services or ADRs and GDRs for which quoted prices in active markets are not available.

●
Level 3 includes valuations determined from significant unobservable inputs including an entity’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, private placements, newly issued or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing Funds are not necessarily an indication of the risk associated with investing in those Funds. The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds.  As of December 31, 2013, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued as a practical expedient at their daily reported NAVs.  Therefore, all investments in Funds have been categorized as Level 1.

For the year ended December 31, 2013, there were no transfers out of Level 1 securities.

Note 3 – Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson’s for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.  These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.

Contract Owner Charges

The following charges are assessed to the contract owner by redemption of contract units outstanding:

Contract Maintenance Charge

An annual contract maintenance charge of $35 - $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract.  The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable.  This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed.  The charge is deducted by redemption of contract units.  For the years ended December 31, 2013 and 2012, contract maintenance charges were assessed in the amount of $9,397,700 and $3,018,530, respectively.

Transfer Charge

A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year.  Contract year is defined as the succeeding twelve months from the contract issue date.  Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required.  This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.  For the years ended December 31, 2013 and 2012, transfer charges were assessed in the amount of $44,812 and $29,545, respectively.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 3 – Contract Charges (continued)

Surrender or Contingent Deferred Sales Charge

During the first three to nine contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract.  The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contracts.  The amount, if any, is determined based on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year.  The surrender charges are assessed by Jackson and withheld from the proceeds of the withdrawals.  For the years ended December 31, 2013 and 2012, surrender charges were assessed in the amount of $52,189,880 and $40,792,400, respectively.

Optional Benefit Charges

Guaranteed Minimum Income Benefit Charge.  If this benefit has been selected, Jackson will assess an annual charge of 0.40% to 0.87%, depending on the contract, of the Guaranteed Minimum Income Benefit (GMIB) base.   The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Accumulation Benefit Charge.  If this benefit has been selected, Jackson will assess an annual charge of 1.00% to 1.02% of the Guaranteed Value (GV).  The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Withdrawal Benefit Charge.  If this benefit has been selected, Jackson will assess an annual charge of 0.50% to 3.00%, depending on the contract, of the Guaranteed Withdrawal Balance (GWB).  The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Death Benefit Charge.  If any of the optional death benefits are selected that are available under the contract, Jackson will assess an annual charge of 0.60% to 1.80%, depending on the contract, of the Death Benefit base.  The charge will be deducted each contract quarter from the contract value by redemption of contract units.

Asset-based Charges

The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges

Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%.  In designated products, this expense is waived for contracts valued greater than $1 million, refer to the product prospectus for eligibility.  The administration charge is designed to reimburse Jackson for expenses incurred in administering the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% to 1.65% for the assumption of mortality and expense risks.  The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

Optional Benefit Charges

Earnings Protection Benefit Charge.  If this benefit option has been selected, Jackson will make an additional deduction of 0.20% to 0.45%, depending on the contract chosen, on an annual basis of the average daily net asset value of the contract owner’s allocations to the Investment Divisions.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 3 – Contract Charges (continued)

Contract Enhancement Charge.  If one of the contract enhancement benefits is selected, then for a period of five to nine contract years, Jackson will make an additional deduction based upon the average daily net asset value of the contract owner’s allocations to the Investment Divisions.  The amounts of these charges depend upon the contract enhancements selected and range from 0.395% to 0.832%.

Withdrawal Charge Period.  If the optional three, four, or five-year withdrawal charge period feature is selected, Jackson will deduct 0.45%, 0.40%, or 0.30%, respectively, on an annual basis of the average daily net asset value of the contract owner’s allocations to the Investment Divisions.

20% Additional Free Withdrawal Charge.  If a contract owner selects the optional feature that permits you to withdraw up to 20% of premiums that are still subject to a withdrawal charge minus earnings during a contract year without withdrawal charge, Jackson will deduct 0.30% to 0.40% on an annual basis of the average daily net assets value of the contract owner’s allocations to the Investment Divisions.

Optional Death Benefit Charges.  If any of the optional death benefits are selected that are available under the contract, Jackson will make an additional deduction of 0.15% to 0.80% on an annual basis of the average daily net asset value of the contract owner’s allocations to the Investment Divisions, based on the optional death benefit selected.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes.  Jackson pays these taxes and may make a deduction from the value of the contract for them.  Premium taxes generally range from 0% to 3.5% depending on the state.

Note 4 – Related Party Transactions

For contract enhancement benefits related to the optional benefits offered, Jackson contributed $12,920,132 and $109,631,295 to the Separate Account in the form of additional premium to contract owners’ accounts for the years ended December 31, 2013 and 2012, respectively.  These amounts are included in purchase payments received from contract owners.

Note 5 – Purchases and Sales of Investments

For the year ended December 31, 2013, cost of purchases and proceeds from sales of the Investment Divisions’ investments in the corresponding Funds are as follows:

Curian Variable Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
CG - Conservative Fund	$52,311,293	$21,319,357	CG - Interest Rate Opportunities Fund	$31,815,405	$3,247,583
CG - Equity 100 Fund	45,462,410	5,635,043	CG - International Opportunities Conservative Fund	2,233,754	427,240
CG - Equity Income Fund	29,826,988	7,263,259	CG - International Opportunities Growth Fund	4,821,793	493,642
CG - Fixed Income 100 Fund	25,679,544	9,013,306	CG - International Opportunities Moderate Fund	5,374,468	665,501
CG - Growth Fund	46,385,798	5,031,775	CG - Maximum Growth Fund	45,692,760	8,112,812
CG - Institutional Alt 100 Conservative Fund	19,758,547	2,224,044	CG - Moderate Fund	134,975,293	21,078,177
CG - Institutional Alt 100 Growth Fund	39,641,006	3,487,085	CG - Moderate Growth Fund	194,974,160	24,882,966
CG - Institutional Alt 100 Moderate Fund	182,929,735	50,010,374	CG - Multi-Strategy Income Fund	23,384,725	3,382,012
CG - Institutional Alt 65 Fund	73,922,727	19,117,982	CG - Real Assets Fund	5,287,296	356,857

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 5 – Purchases and Sales of Investments (continued)

Curian Variable Series Trust (continued)
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
CG - Tactical Maximum Growth Fund	$48,485,028	$9,001,547	Curian/DoubleLine Total Return Fund	$5,514,708	$314,870
CG - Tactical Moderate Growth Fund	175,273,401	33,354,012	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	9,216,449	1,723,340
Curian Dynamic Risk Advantage – Diversified Fund	197,722,875	58,512,015	Curian/Epoch Global Shareholder Yield Fund	15,969,396	1,553,864
Curian Dynamic Risk Advantage – Growth Fund	49,904,293	12,663,171	Curian/FAMCO Flex Core Covered Call Fund	46,980,544	6,000,698
Curian Dynamic Risk Advantage – Income Fund	117,483,935	41,196,980	Curian/Franklin Templeton Frontier Markets Fund	9,887,547	696,974
Curian Focused International Equity Fund	661,390	248,727	Curian/Franklin Templeton Natural Resources Fund	14,167,735	2,467,601
Curian Focused U.S. Equity Fund	518,425	4,440	Curian/Lazard International Strategic Equity Fund	3,365,697	167,991
Curian Long Short Credit Fund	6,281,639	883,360	Curian/Neuberger Berman Currency Fund	9,843,167	2,408,401
Curian Tactical Advantage 35 Fund	24,142,965	9,422,032	Curian/Nicholas Convertible Arbitrage Fund	34,669,295	6,532,729
Curian Tactical Advantage 60 Fund	60,283,180	9,770,868	Curian/PIMCO Credit Income Fund	20,939,112	13,648,181
Curian Tactical Advantage 75 Fund	50,046,504	8,331,953	Curian/PineBridge Merger Arbitrage Fund	57,617,954	20,532,396
Curian/Aberdeen Latin America Fund	1,497,213	201,814	Curian/Schroder Emerging Europe Fund	1,988,154	438,771
Curian/American Funds® Global Growth Fund	4,986,042	145,941	Curian/T. Rowe Price Capital Appreciation Fund	9,622,739	564,550
Curian/American Funds® Growth Fund	35,014,618	6,013,695	Curian/TBC Equity Income Fund*	26,963,587	3,072,582
Curian/AQR Risk Parity Fund	1,493,610	135,840	Curian/TBC Multi-Alpha Market Neutral Equity Fund*	14,949,530	6,434,840
Curian/Ashmore Emerging Market Small Cap Equity Fund	1,634,133	185,616	Curian/UBS Global Long Short Fixed Income Opportunities Fund	8,920,635	1,167,955
Curian/Baring International Fixed Income Fund	1,982,682	756,027	Curian/Urdang International REIT Fund	3,450,763	400,290
Curian/BlackRock Global Long Short Credit Fund	25,106,396	3,131,901	Curian/Van Eck International Gold Fund	16,528,225	4,857,607
Curian/DFA U.S. Micro Cap Fund	15,365,391	1,647,118

JNL Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL Disciplined Growth Fund	$228,819,395	$78,154,138	JNL/American Funds Growth-Income Fund	$668,873,586	$246,112,080
JNL Disciplined Moderate Fund	361,891,252	153,366,540	JNL/American Funds International Fund	193,668,626	81,353,253
JNL Disciplined Moderate Growth Fund	440,024,678	153,679,514	JNL/American Funds New World Fund	236,761,191	114,680,340
JNL Institutional Alt 20 Fund	416,243,824	208,861,252	JNL/AQR Managed Futures Strategy Fund	62,401,935	8,152,478
JNL Institutional Alt 35 Fund	543,429,474	358,151,135	JNL/BlackRock Commodity Securities Strategy Fund	251,168,904	264,043,094
JNL Institutional Alt 50 Fund	849,175,169	579,598,180	JNL/BlackRock Global Allocation Fund	1,148,834,649	302,923,147
JNL Institutional Alt 65 Fund	52,922,988	221,956,313	JNL/BlackRock Large Cap Select Growth Fund	139,478,054	112,112,791
JNL/American Funds Balanced Allocation Fund	306,529,385	49,198,224	JNL/Brookfield Global Infrastructure Fund	305,363,461	50,314,340
JNL/American Funds Blue Chip Income and Growth Fund	407,597,786	154,112,709	JNL/Capital Guardian Global Balanced Fund	93,111,190	81,456,933
JNL/American Funds Global Bond Fund	169,534,833	156,601,681	JNL/Capital Guardian Global Diversified Research Fund	77,156,255	74,971,893
JNL/American Funds Global Small Capitalization Fund	124,993,829	59,180,803	JNL/DFA U.S. Core Equity Fund	195,688,747	68,251,507
JNL/American Funds Growth Allocation Fund	259,644,646	41,766,661	JNL/Eagle SmallCap Equity Fund	417,004,025	215,916,816

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 5 – Purchases and Sales of Investments (continued)

JNL Series Trust (continued)
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/Eastspring Investments Asia ex-Japan Fund	$64,451,239	$69,330,482	JNL/MC Pacific Rim 30 Fund	$71,918,336	$38,122,090
JNL/Eastspring Investments China-India Fund	120,061,145	124,960,962	JNL/MC S&P 400 MidCap Index Fund	529,179,079	241,436,824
JNL/Franklin Templeton Founding Strategy Fund	291,938,298	230,434,003	JNL/MC S&P 500 Index Fund	1,133,209,151	501,372,457
JNL/Franklin Templeton Global Growth Fund	224,891,096	93,381,437	JNL/MC Small Cap Index Fund	661,869,110	247,806,657
JNL/Franklin Templeton Global Multisector Bond Fund	531,786,711	230,963,503	JNL/MC Utilities Sector Fund	3,403,394	385,372
JNL/Franklin Templeton Income Fund	584,984,308	276,346,336	JNL/Morgan Stanley Mid Cap Growth Fund	54,027,083	16,008,656
JNL/Franklin Templeton International Small Cap Growth Fund	211,911,614	113,121,540	JNL/Neuberger Berman Strategic Income Fund	126,997,663	59,201,714
JNL/Franklin Templeton Mutual Shares Fund	144,215,935	89,107,575	JNL/Oppenheimer Global Growth Fund	220,110,763	100,827,954
JNL/Franklin Templeton Small Cap Value Fund	255,350,957	133,898,690	JNL/PIMCO Real Return Fund	616,886,455	1,075,860,787
JNL/Goldman Sachs Core Plus Bond Fund	240,943,369	316,388,783	JNL/PIMCO Total Return Bond Fund	1,005,816,178	1,701,816,938
JNL/Goldman Sachs Emerging Markets Debt Fund	66,971,353	93,381,645	JNL/PPM America Floating Rate Income Fund	1,062,635,213	274,861,696
JNL/Goldman Sachs Mid Cap Value Fund	312,290,663	161,861,557	JNL/PPM America High Yield Bond Fund	1,051,969,821	832,265,508
JNL/Goldman Sachs U.S. Equity Flex Fund	72,009,822	50,404,183	JNL/PPM America Mid Cap Value Fund	219,044,042	143,296,917
JNL/Invesco Global Real Estate Fund	468,332,063	250,734,765	JNL/PPM America Small Cap Value Fund	157,615,698	91,590,340
JNL/Invesco International Growth Fund	210,579,168	122,716,415	JNL/PPM America Value Equity Fund	83,534,910	71,244,069
JNL/Invesco Large Cap Growth Fund	209,386,029	131,380,524	JNL/Red Rocks Listed Private Equity Fund	131,539,762	89,841,735
JNL/Invesco Mid Cap Value Fund	69,944,378	73,725,464	JNL/S&P 4 Fund	1,599,358,282	473,794,465
JNL/Invesco Small Cap Growth Fund	287,909,726	135,095,002	JNL/S&P Competitive Advantage Fund	373,381,519	166,293,617
JNL/Ivy Asset Strategy Fund	856,152,724	387,250,254	JNL/S&P Dividend Income & Growth Fund	1,038,433,602	320,548,833
JNL/JPMorgan International Value Fund	164,198,336	95,356,707	JNL/S&P Intrinsic Value Fund	480,160,555	229,320,067
JNL/JPMorgan MidCap Growth Fund	237,705,575	125,141,397	JNL/S&P Managed Aggressive Growth Fund	427,595,205	249,820,030
JNL/JPMorgan U.S. Government & Quality Bond Fund	247,598,486	483,339,853	JNL/S&P Managed Conservative Fund	459,778,482	640,444,273
JNL/Lazard Emerging Markets Fund	87,301,075	180,180,944	JNL/S&P Managed Growth Fund	1,033,165,594	545,685,422
JNL/M&G Global Basics Fund	21,150,915	23,959,515	JNL/S&P Managed Moderate Fund	728,458,218	595,471,244
JNL/M&G Global Leaders Fund**	19,203,572	65,205,857	JNL/S&P Managed Moderate Growth Fund	1,240,837,640	778,481,683
JNL/MC 10 x 10 Fund	68,262,607	62,301,407	JNL/S&P Total Yield Fund	344,025,667	165,206,444
JNL/MC Bond Index Fund	170,939,024	211,418,569	JNL/T. Rowe Price Established Growth Fund	671,897,504	442,298,118
JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	72,982,313	26,624,178	JNL/T. Rowe Price Mid-Cap Growth Fund	704,405,624	446,031,038
JNL/MC Emerging Markets Index Fund	301,325,937	111,978,279	JNL/T. Rowe Price Short-Term Bond Fund	459,073,924	400,581,761
JNL/MC European 30 Fund	115,437,841	25,499,219	JNL/T. Rowe Price Value Fund	499,820,684	297,445,354
JNL/MC Global Alpha Fund	14,285,613	13,932,968	JNL/WMC Balanced Fund	932,739,038	425,173,231
JNL/MC Index 5 Fund	157,900,328	103,966,405	JNL/WMC Money Market Fund	2,080,457,482	2,007,482,051
JNL/MC International Index Fund	253,204,299	144,446,957	JNL/WMC Value Fund	249,172,047	149,541,857

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 5 – Purchases and Sales of Investments (continued)

JNL Variable Fund LLC
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/MC 25 Fund	$371,506,334	$218,005,253	JNL/MC Nasdaq® 25 Fund	$186,384,058	$132,102,347
JNL/MC Communications Sector Fund	81,776,928	64,370,645	JNL/MC NYSE® International 25 Fund	28,770,207	37,781,517
JNL/MC Consumer Brands Sector Fun	337,511,460	160,103,047	JNL/MC Oil & Gas Sector Fund	387,676,965	316,772,992
JNL/MC Dow SM 10 Fund	170,275,917	187,303,490	JNL/MC S&P® 10 Fund**	44,911,906	347,213,536
JNL/MC Dow SM Dividend Fund**	110,264,773	515,279,202	JNL/MC S&P® 24 Fund	325,652,255	56,787,614
JNL/MC Financial Sector Fund	281,802,127	144,958,515	JNL/MC S&P® SMid 60 Fund	178,707,619	99,004,643
JNL/MC Global 15 Fund	92,064,199	152,272,162	JNL/MC Select Small-Cap Fund**	53,679,122	350,910,559
JNL/MC Healthcare Sector Fund	602,001,062	227,530,869	JNL/MC Technology Sector Fund	217,361,503	146,338,558
JNL/MC JNL 5 Fund	450,117,118	774,847,052	JNL/MC Value Line® 30 Fund	82,519,460	138,270,966
JNL/MC JNL Optimized 5 Fund	72,942,782	108,106,386	JNL/MC VIP Fund**	25,854,717	294,911,050

* TBC denotes the sub-adviser The Boston Company throughout footnote 5.
**No longer available as of September 13, 2013.

Note 6 – Subsequent Events

Management evaluated subsequent events for the Separate Account through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure or adjustments to the financial statements.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights

The following is a summary for each period in the five-year period ended December 31, 2013, of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other Investment Division data. Unit values for Investment Divisions that do not have any assets at period end are calculated based on the net asset value of the underlying Fund less expenses charged directly to that Investment Division of the Separate Account.

	CG - Conservative Fund(a)	CG - Equity 100 Fund(b)	CG - Equity Income Fund(a)	CG - Fixed Income 100 Fund(b)	CG - Growth Fund(c)	CG - Institutional Alt 100 Conservative Fund(c)	CG - Institutional Alt 100 Growth Fund(c)	CG - Institutional Alt 100 Moderate Fund(a)	CG - Institutional Alt 65 Fund(a)	CG - Interest Rate Opportunities Fund(c)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$10.458910	$12.909766	$11.964132	$9.676527	$10.848221	$9.916106	$10.094602	$10.377791	$11.074681	$9.757449
Total Return *	-0.40%	25.57%	15.34%	-3.63%	6.60%***	-1.02%***	0.65%***	2.59%	7.28%	-2.42%***
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	$10.501283	$10.280954	$10.372755	$10.041477	n/a	n/a	n/a	$10.115887	$10.323314	n/a
Total Return *	5.20%***	1.76%***	2.32%***	0.64%***	n/a	n/a	n/a	1.38%***	2.67%***	n/a
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	n/a	n/a	n/a	1.25%	1.25%	n/a

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	CG - Conservative Fund(a)	CG - Equity 100 Fund(b)	CG - Equity Income Fund(a)	CG - Fixed Income 100 Fund(b)	CG - Growth Fund(c)	CG - Institutional Alt 100 Conservative Fund(c)	CG - Institutional Alt 100 Growth Fund(c)	CG - Institutional Alt 100 Moderate Fund(a)	CG - Institutional Alt 65 Fund(a)	CG - Interest Rate Opportunities Fund(c)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$10.538630	$12.976876	$12.055147	$9.727185	$10.877509	$9.942871	$10.121845	$10.456632	$11.159072	$9.783791
Total Return *	0.00%	26.07%	11.94%***	-2.97%***	7.44%***	0.91%***	4.84%***	3.00%	7.71%	0.65%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	$10.539085	$10.293138	$10.396103	$10.049198	n/a	n/a	n/a	$10.152050	$10.360450	n/a
Total Return *	6.22%***	2.62%***	2.47%***	0.52%***	n/a	n/a	n/a	5.94%***	7.36%***	n/a
Ratio of Expenses **	0.85%	0.85%	1.00%	1.00%	n/a	n/a	n/a	0.85%	0.85%	n/a

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	CG - Conservative Fund(a)	CG - Equity 100 Fund(b)	CG - Equity Income Fund(a)	CG - Fixed Income 100 Fund(b)	CG - Growth Fund(c)	CG - Institutional Alt 100 Conservative Fund(c)	CG - Institutional Alt 100 Growth Fund(c)	CG - Institutional Alt 100 Moderate Fund(a)	CG - Institutional Alt 65 Fund(a)	CG - Interest Rate Opportunities Fund(c)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$55,255	$49,262	$43,192	$22,059	$43,816	$17,739	$37,070	$275,260	$107,396	$28,938
Units Outstanding (in thousands)	5,268	3,806	3,599	2,275	4,033	1,787	3,667	26,425	9,662	2,962
Investment Income Ratio *	0.74%	0.11%	0.49%	0.55%	0.00%	0.00%	0.00%	0.03%	0.17%	0.00%

Period ended December 31, 2012

Net Assets (in thousands)	$24,477	$3,443	$16,286	$6,020	n/a	n/a	n/a	$135,531	$46,331	n/a
Units Outstanding (in thousands)	2,328	335	1,568	599	n/a	n/a	n/a	13,376	4,480	n/a
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	n/a	n/a	n/a	0.00%	0.00%	n/a

Period ended December 31, 2011

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	CG - International Opportunities Conservative Fund(b)	CG - International Opportunities Growth Fund(b)	CG - International Opportunities Moderate Fund(b)	CG - Maximum Growth Fund(a)	CG - Moderate Fund(a)	CG - Moderate Growth Fund(a)	CG - Multi-Strategy Income Fund(b)	CG - Real Assets Fund(b)	CG - Tactical Maximum Growth Fund(a)	CG - Tactical Moderate Growth Fund(a)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$9.727702	$10.103960	$9.926114	$12.036999	$11.532390	$11.492164	$9.648447	$9.817049	$11.558091	$11.371351
Total Return *	-1.17%***	-0.81%***	-1.03%***	17.30%	10.76%	10.37%	-3.61%***	-2.22%***	13.92%	11.22%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	n/a	n/a	n/a	$10.261285	$10.412286	$10.412310	n/a	n/a	$10.145630	$10.224428
Total Return *	n/a	n/a	n/a	1.55%***	3.07%***	2.82%***	n/a	n/a	1.01%***	1.76%***
Ratio of Expenses **	n/a	n/a	n/a	1.25%	1.25%	1.25%	n/a	n/a	1.25%	1.25%

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	CG - International Opportunities Conservative Fund(b)	CG - International Opportunities Growth Fund(b)	CG - International Opportunities Moderate Fund(b)	CG - Maximum Growth Fund(a)	CG - Moderate Fund(a)	CG - Moderate Growth Fund(a)	CG - Multi-Strategy Income Fund(b)	CG - Real Assets Fund(b)	CG - Tactical Maximum Growth Fund(a)	CG - Tactical Moderate Growth Fund(a)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$9.744378	$10.131797	$9.952817	$12.131900	$11.620290	$11.579777	$9.674418	$9.833508	$11.645683	$11.458072
Total Return *	-0.62%***	1.32%***	0.26%***	17.78%	11.20%	10.81%	2.00%***	-3.00%***	14.38%	11.66%
Ratio of Expenses **	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	n/a	n/a	n/a	$10.300908	$10.449759	$10.449811	n/a	n/a	$10.181703	$10.261265
Total Return *	n/a	n/a	n/a	6.31%***	5.03%***	2.98%***	n/a	n/a	0.56%***	2.33%***
Ratio of Expenses **	n/a	n/a	n/a	0.85%	0.85%	0.85%	n/a	n/a	0.85%	0.85%

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.

Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	CG - International Opportunities Conservative Fund(b)	CG - International Opportunities Growth Fund(b)	CG - International Opportunities Moderate Fund(b)	CG - Maximum Growth Fund(a)	CG - Moderate Fund(a)	CG - Moderate Growth Fund(a)	CG - Multi-Strategy Income Fund(b)	CG - Real Assets Fund(b)	CG - Tactical Maximum Growth Fund(a)	CG - Tactical Moderate Growth Fund(a)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$1,844	$4,524	$4,825	$65,551	$172,059	$252,989	$20,207	$4,999	$66,139	$228,188
Units Outstanding (in thousands)	189	447	485	5,422	14,870	21,932	2,092	509	5,698	19,989
Investment Income Ratio *	0.00%	0.00%	0.00%	0.17%	0.47%	0.19%	0.00%	0.00%	0.00%	0.38%

Period ended December 31, 2012

Net Assets (in thousands)	n/a	n/a	n/a	$20,322	$47,535	$65,697	n/a	n/a	$19,798	$69,877
Units Outstanding (in thousands)	n/a	n/a	n/a	1,976	4,559	6,299	n/a	n/a	1,948	6,823
Investment Income Ratio *	n/a	n/a	n/a	0.00%	0.00%	0.00%	n/a	n/a	0.00%	0.00%

Period ended December 31, 2011

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian Dynamic Risk Advantage - Diversified Fund(a)	Curian Dynamic Risk Advantage - Growth Fund(a)	Curian Dynamic Risk Advantage - Income Fund(a)	Curian Focused International Equity Fund(c)	Curian Focused U.S. Equity Fund(c)	Curian Long Short Credit Fund(b)	Curian Tactical Advantage 35 Fund(a)	Curian Tactical Advantage 60 Fund(a)	Curian Tactical Advantage 75 Fund(a)	Curian/Aberdeen Latin America Fund(b)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$10.072268	$9.481418	$10.271724	$10.481899	$10.930272	$10.084594	$10.868074	$11.694230	$12.295763	$8.260382
Total Return *	0.83%	0.51%	0.17%	4.98%***	9.67%***	0.77%***	5.27%	12.29%	17.00%	-17.40%***
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	$9.989160	$9.433605	$10.254370	n/a	n/a	n/a	$10.323527	$10.413978	$10.508906	n/a
Total Return *	0.11%***	-6.27%***	1.96%***	n/a	n/a	n/a	2.59%***	2.53%***	3.28%***	n/a
Ratio of Expenses **	1.25%	1.25%	1.25%	n/a	n/a	n/a	1.25%	1.25%	1.25%	n/a

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations April 29, 2013.
(c)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian Dynamic Risk Advantage - Diversified Fund(a)	Curian Dynamic Risk Advantage - Growth Fund(a)	Curian Dynamic Risk Advantage - Income Fund(a)	Curian Focused International Equity Fund(c)	Curian Focused U.S. Equity Fund(c)	Curian Long Short Credit Fund(b)	Curian Tactical Advantage 35 Fund(a)	Curian Tactical Advantage 60 Fund(a)	Curian Tactical Advantage 75 Fund(a)	Curian/Aberdeen Latin America Fund(b)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$10.148979	$9.553428	$10.350015	$10.489484	$10.936958	$10.111898	$10.950909	$11.783332	$12.389453	$8.282110
Total Return *	1.24%	0.91%	0.57%	4.81%***	8.95%***	4.42%***	5.70%	12.74%	17.47%	-16.31%***
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	$10.025057	$9.467308	$10.291284	n/a	n/a	n/a	$10.360690	$10.451438	$10.546713	n/a
Total Return *	2.20%***	-2.40%***	4.56%***	n/a	n/a	n/a	5.48%***	7.21%***	7.02%***	n/a
Ratio of Expenses **	0.85%	0.85%	0.85%	n/a	n/a	n/a	0.85%	0.85%	0.85%	n/a

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations April 29, 2013.
(c)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian Dynamic Risk Advantage - Diversified Fund(a)	Curian Dynamic Risk Advantage - Growth Fund(a)	Curian Dynamic Risk Advantage - Income Fund(a)	Curian Focused International Equity Fund(c)	Curian Focused U.S. Equity Fund(c)	Curian Long Short Credit Fund(b)	Curian Tactical Advantage 35 Fund(a)	Curian Tactical Advantage 60 Fund(a)	Curian Tactical Advantage 75 Fund(a)	Curian/Aberdeen Latin America Fund(b)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$238,700	$55,489	$149,064	$425	$538	$5,576	$32,732	$80,235	$70,581	$1,216
Units Outstanding (in thousands)	23,618	5,830	14,466	40	49	552	3,002	6,837	5,718	147
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.07%

Period ended December 31, 2012

Net Assets (in thousands)	$98,448	$19,136	$72,577	n/a	n/a	n/a	$16,474	$23,236	$21,517	n/a
Units Outstanding (in thousands)	9,840	2,025	7,067	n/a	n/a	n/a	1,593	2,228	2,044	n/a
Investment Income Ratio *	0.00%	0.00%	2.78%	n/a	n/a	n/a	2.03%	2.11%	2.12%	n/a

Period ended December 31, 2011

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations April 29, 2013.
(c)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/American Funds Global Growth Fund(d)	Curian/American Funds Growth Fund(a)	Curian/AQR Risk Parity Fund(d)	Curian/Ashmore Emerging Market Small Cap Equity Fund(c)	Curian/Baring International Fixed Income Fund(c)	Curian/BlackRock Global Long Short Credit Fund(c)	Curian/DFA U.S. Micro Cap Fund(b)	Curian/DoubleLine Total Return Fund(d)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund(c)	Curian/Epoch Global Shareholder Yield Fund(a)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$10.960118	$13.500581	$10.023542	$10.314606	$9.543746	$10.015265	$14.286592	$9.963764	$9.440043	$12.904367
Total Return *	7.92%***	27.84%	-1.04%***	2.64%***	-4.56%***	0.38%***	41.85%	-0.35%***	-5.95%***	21.80%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	n/a	$10.560434	n/a	n/a	n/a	n/a	$10.071414	n/a	n/a	$10.595041
Total Return *	n/a	4.07%***	n/a	n/a	n/a	n/a	0.79%***	n/a	n/a	2.34%***
Ratio of Expenses **	n/a	1.25%	n/a	n/a	n/a	n/a	1.25%	n/a	n/a	1.25%

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.
(d)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/American Funds Global Growth Fund(d)	Curian/American Funds Growth Fund(a)	Curian/AQR Risk Parity Fund(d)	Curian/Ashmore Emerging Market Small Cap Equity Fund(c)	Curian/Baring International Fixed Income Fund(c)	Curian/BlackRock Global Long Short Credit Fund(c)	Curian/DFA U.S. Micro Cap Fund(b)	Curian/DoubleLine Total Return Fund(d)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund(c)	Curian/Epoch Global Shareholder Yield Fund(a)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$10.972881	$13.603559	$10.030850	$10.342473	$9.569436	$10.042304	$14.361241	$9.975345	$9.465616	$13.002517
Total Return *	5.73%***	28.35%	-0.97%***	17.95%***	-1.59%***	0.47%***	38.46%***	-1.43%***	-1.37%***	22.28%
Ratio of Expenses **	0.85%	0.85%	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	n/a	$10.598506	n/a	n/a	n/a	n/a	$10.079232	n/a	n/a	$10.633015
Total Return *	n/a	1.54%***	n/a	n/a	n/a	n/a	3.60%***	n/a	n/a	9.59%***
Ratio of Expenses **	n/a	0.85%	n/a	n/a	n/a	n/a	1.00%	n/a	n/a	0.85%

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.
(d)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/American Funds Global Growth Fund(d)	Curian/American Funds Growth Fund(a)	Curian/AQR Risk Parity Fund(d)	Curian/Ashmore Emerging Market Small Cap Equity Fund(c)	Curian/Baring International Fixed Income Fund(c)	Curian/BlackRock Global Long Short Credit Fund(c)	Curian/DFA U.S. Micro Cap Fund(b)	Curian/DoubleLine Total Return Fund(d)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund(c)	Curian/Epoch Global Shareholder Yield Fund(a)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$5,063	$45,214	$1,348	$1,527	$1,210	$22,308	$16,188	$5,167	$7,451	$15,590
Units Outstanding (in thousands)	462	3,335	134	148	127	2,225	1,130	518	789	1,204
Investment Income Ratio *	0.00%	0.19%	0.00%	0.04%	1.34%	0.00%	1.14%	0.00%	0.00%	5.64%

Period ended December 31, 2012

Net Assets (in thousands)	n/a	$9,870	n/a	n/a	n/a	n/a	$508	n/a	n/a	$1,648
Units Outstanding (in thousands)	n/a	933	n/a	n/a	n/a	n/a	50	n/a	n/a	155
Investment Income Ratio *	n/a	0.00%	n/a	n/a	n/a	n/a	0.00%	n/a	n/a	3.09%

Period ended December 31, 2011

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.
(d)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/FAMCO Flex Core Covered Call Fund(a)	Curian/Franklin Templeton Frontier Markets Fund(b)	Curian/Franklin Templeton Natural Resources Fund(a)	Curian/Lazard International Strategic Equity Fund(c)	Curian/Neuberger Berman Currency Fund(b)	Curian/Nicholas Convertible Arbitrage Fund(a)	Curian/PIMCO Credit Income Fund(a)	Curian/PineBridge Merger Arbitrage Fund(a)	Curian/Schroder Emerging Europe Fund(c)	Curian/T. Rowe Price Capital Appreciation Fund(d)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$11.319214	$12.159927	$9.399502	$11.501897	$9.746359	$10.354623	$10.241245	$9.864683	$10.316294	$10.506291
Total Return *	11.31%	16.92%	7.30%	12.70%***	-3.13%	2.06%	-2.92%	-1.03%	3.17%***	4.44%***
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	$10.169345	$10.400205	$8.760391	n/a	$10.061519	$10.145496	$10.549088	$9.967386	n/a	n/a
Total Return *	0.51%***	4.52%***	-10.04%***	n/a	0.62%***	1.68%***	6.40%***	-0.41%***	n/a	n/a
Ratio of Expenses **	1.25%	1.25%	1.25%	n/a	1.25%	1.25%	1.25%	1.25%	n/a	n/a

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.   Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.
(d)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/FAMCO Flex Core Covered Call Fund(a)	Curian/Franklin Templeton Frontier Markets Fund(b)	Curian/Franklin Templeton Natural Resources Fund(a)	Curian/Lazard International Strategic Equity Fund(c)	Curian/Neuberger Berman Currency Fund(b)	Curian/Nicholas Convertible Arbitrage Fund(a)	Curian/PIMCO Credit Income Fund(a)	Curian/PineBridge Merger Arbitrage Fund(a)	Curian/Schroder Emerging Europe Fund(c)	Curian/T. Rowe Price Capital Appreciation Fund(d)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$11.405341	$12.223473	$9.470833	$11.533634	$9.797282	$10.433262	$10.319305	$9.939768	$10.344151	$10.518508
Total Return *	11.75%	17.39%	7.73%	17.39%***	-2.74%	2.47%	-2.53%	-0.63%	10.61%***	5.76%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	$10.205813	$10.412815	$8.791627	n/a	$10.073701	$10.181738	$10.587055	$10.003149	n/a	n/a
Total Return *	-2.44%***	2.52%***	14.55%***	n/a	-0.13%***	0.43%***	5.12%***	-0.01%***	n/a	n/a
Ratio of Expenses **	0.85%	0.85%	0.85%	n/a	0.85%	0.85%	0.85%	0.85%	n/a	n/a

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.
(d)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/FAMCO Flex Core Covered Call Fund(a)	Curian/Franklin Templeton Frontier Markets Fund(b)	Curian/Franklin Templeton Natural Resources Fund(a)	Curian/Lazard International Strategic Equity Fund(c)	Curian/Neuberger Berman Currency Fund(b)	Curian/Nicholas Convertible Arbitrage Fund(a)	Curian/PIMCO Credit Income Fund(a)	Curian/PineBridge Merger Arbitrage Fund(a)	Curian/Schroder Emerging Europe Fund(c)	Curian/T. Rowe Price Capital Appreciation Fund(d)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$59,229	$10,524	$19,294	$3,438	$10,984	$40,484	$19,395	$63,826	$1,539	$9,228
Units Outstanding (in thousands)	5,215	863	2,045	298	1,124	3,897	1,887	6,448	149	878
Investment Income Ratio *	1.99%	0.00%	0.00%	0.00%	1.40%	0.01%	1.86%	0.00%	2.80%	0.66%

Period ended December 31, 2012

Net Assets (in thousands)	$14,885	$497	$6,510	n/a	$3,768	$12,035	$12,982	$26,942	n/a	n/a
Units Outstanding (in thousands)	1,461	48	742	n/a	374	1,184	1,229	2,699	n/a	n/a
Investment Income Ratio *	2.32%	0.00%	1.24%	n/a	0.00%	0.00%	2.20%	0.00%	n/a	n/a

Period ended December 31, 2011

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2010

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations February 6, 2012.
(b)	Commencement of operations September 10, 2012.
(c)	Commencement of operations April 29, 2013.
(d)	Commencement of operations September 16, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/The Boston Company Equity Income Fund(b)	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund(b)	Curian/UBS Global Long Short Fixed Income Opportunities Fund(d)	Curian/Urdang International REIT Fund(d)	Curian/Van Eck International Gold Fund(c)	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund(a)	JNL Institutional Alt 35 Fund(a)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$14.498494	$9.843897	$9.876458	$9.258153	$4.623635	$10.124402	$10.702137	$10.805322	$15.353836	$15.780815
Total Return *	35.12%	-2.12%	-1.31%***	-7.42%***	-48.54%	20.22%	12.86%	18.88%	10.45%	9.08%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2012

Unit Value	$10.730038	$10.056710	n/a	n/a	$8.985564	$8.421673	$9.482585	$9.089241	$13.901659	$14.467107
Total Return *	7.21%***	-1.21%***	n/a	n/a	-10.14%***	11.03%	9.18%	10.67%	7.79%	7.97%
Ratio of Expenses **	1.25%	1.25%	n/a	n/a	1.25%	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	$7.585200	$8.685114	$8.213126	$12.897292	$13.398793
Total Return *	n/a	n/a	n/a	n/a	n/a	-8.17%***	-2.93%	-3.93%	-5.49%	-6.69%
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	$8.123943	$8.947058	$8.548681	$13.647188	$14.360051
Total Return *	n/a	n/a	n/a	n/a	n/a	9.39%	7.07%	9.78%	9.65%	9.17%***
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	3.01%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	$7.426450	$8.356204	$7.787034	$12.446093	$12.965341
Total Return *	n/a	n/a	n/a	n/a	n/a	21.67%	14.37%	18.97%	0.62%***	0.69%***
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	3.01%	3.695%	3.145%	3.06%	2.845%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 6, 2009.
(b)	Commencement of operations February 6, 2012.
(c)	Commencement of operations September 10, 2012.
(d)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/The Boston Company Equity Income Fund(b)	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund(b)	Curian/UBS Global Long Short Fixed Income Opportunities Fund(d)	Curian/Urdang International REIT Fund(d)	Curian/Van Eck International Gold Fund(c)	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund(a)	JNL Institutional Alt 35 Fund(a)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$14.605261	$9.918444	$9.903103	$9.273814	$4.647848	$12.170487	$13.365738	$12.987966	$16.927727	$17.390028
Total Return *	35.66%	-1.72%	-1.88%***	-6.98%***	-48.34%	23.44%	16.53%	22.07%	12.75%	11.34%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	0.85%	0.50%	0.50%	0.50%	1.00%	1.00%

Period ended December 31, 2012

Unit Value	$10.765905	$10.092424	n/a	n/a	$8.996557	$9.859384	$11.470238	$10.640048	$15.014170	$15.619143
Total Return *	14.37%***	-1.42%***	n/a	n/a	-12.37%***	14.01%	12.74%	13.64%	10.04%	10.22%
Ratio of Expenses **	0.85%	0.85%	n/a	n/a	0.85%	0.50%	0.50%	0.50%	1.00%	1.00%

Period ended December 31, 2011

Unit Value	n/a	n/a	n/a	n/a	n/a	$8.647683	$10.174362	$9.362785	$13.644637	$14.171169
Total Return *	n/a	n/a	n/a	n/a	n/a	-3.62%	0.22%	-1.36%	-4.59%***	-8.52%***
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	0.50%	0.50%	0.50%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	n/a	n/a	n/a	n/a	n/a	$8.972673	$10.152509	$9.491603	$14.119848	$14.854626
Total Return *	n/a	n/a	n/a	n/a	n/a	12.17%	10.55%	12.72%	11.82%	13.11%
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	0.50%	0.50%	0.50%	1.10%	1.10%

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	$7.998913	$9.183868	$8.420262	$12.627216	$13.133099
Total Return *	n/a	n/a	n/a	n/a	n/a	34.29%***	22.52%***	29.75%***	1.87%***	32.53%***
Ratio of Expenses **	n/a	n/a	n/a	n/a	n/a	0.50%	0.50%	0.50%	1.10%	1.10%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 6, 2009.
(b)	Commencement of operations February 6, 2012.
(c)	Commencement of operations September 10, 2012.
(d)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	Curian/The Boston Company Equity Income Fund(b)	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund(b)	Curian/UBS Global Long Short Fixed Income Opportunities Fund(d)	Curian/Urdang International REIT Fund(d)	Curian/Van Eck International Gold Fund(c)	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund(a)	JNL Institutional Alt 35 Fund(a)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$28,342	$18,424	$7,720	$3,064	$11,291	$521,713	$1,026,832	$1,216,735	$1,697,533	$2,315,267
Units Outstanding (in thousands)	1,948	1,865	781	331	2,436	45,866	82,176	100,110	102,360	136,061
Investment Income Ratio *	2.03%	0.00%	0.00%	3.03%	0.24%	0.98%	1.38%	1.18%	2.03%	1.67%

Period ended December 31, 2012

Net Assets (in thousands)	$3,063	$9,911	n/a	n/a	$5,078	$299,069	$710,906	$766,027	$1,348,029	$1,954,019
Units Outstanding (in thousands)	285	984	n/a	n/a	565	32,169	65,742	76,258	91,277	127,331
Investment Income Ratio *	2.66%	0.00%	n/a	n/a	0.00%	1.28%	1.64%	1.48%	1.63%	1.78%

Period ended December 31, 2011

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	$168,700	$427,042	$473,993	$871,892	$1,349,313
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	20,490	44,150	53,139	64,683	96,468
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	1.09%	1.34%	1.12%	1.00%	0.88%

Period ended December 31, 2010

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	$128,516	$322,588	$350,989	$591,940	$866,696
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	14,919	33,094	38,463	42,185	58,741
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	1.41%	1.11%	1.20%	0.70%	0.76%

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	$74,918	$158,926	$194,086	$194,779	$303,777
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	9,671	17,855	23,763	15,469	23,203
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	3.46%	2.80%	3.23%	0.00%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations April 6, 2009.
(b)	Commencement of operations February 6, 2012.
(c)	Commencement of operations September 10, 2012.
(d)	Commencement of operations April 29, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Institutional Alt 50 Fund(a)	JNL Institutional Alt 65 Fund(a)	JNL/American Funds Balanced Allocation Fund(c)	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth Allocation Fund(c)	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)

Highest expense ratio
Period ended December 31, 2013

Unit Value	$15.334913	$15.671773	$11.404526	$13.627303	$9.967742	$12.109692	$12.032273	$14.133382	$11.679176	$11.285850
Total Return *	6.44%	5.61%	5.14%***	28.05%	-5.97%	24.04%	17.47%	28.80%	17.10%	7.43%
Ratio of Expenses **	3.61%	3.61%	3.095%	3.36%	3.16%	3.06%	2.845%	3.16%	3.36%	3.16%

Period ended December 31, 2012

Unit Value	$14.406968	$14.838820	$10.232479	$10.641810	$10.600572	$9.762384	$10.242546	$10.973233	$9.973414	$10.504839
Total Return *	6.93%	7.01%	4.92%***	9.67%	2.48%	14.34%	0.92%***	13.28%	13.52%	13.72%
Ratio of Expenses **	3.61%	3.61%	2.71%	3.36%	3.16%	3.06%	2.845%	3.16%	3.36%	3.16%

Period ended December 31, 2011

Unit Value	$13.472850	$13.866809	n/a	$9.703216	$10.344191	$8.538274	n/a	$9.687223	$8.785597	$9.237794
Total Return *	-8.00%	-8.78%	n/a	-4.51%	0.25%***	-21.85%	n/a	-5.34%	-17.20%	-16.96%
Ratio of Expenses **	3.61%	3.61%	n/a	3.36%	3.16%	3.06%	n/a	3.16%	3.36%	3.16%

Period ended December 31, 2010

Unit Value	$14.644693	$15.200878	n/a	$10.161091	$10.254727	$10.926025	n/a	$10.233282	$10.610960	$11.124419
Total Return *	10.51%***	11.74%	n/a	9.13%***	3.64%***	15.68%***	n/a	7.04%***	7.01%***	2.97%***
Ratio of Expenses **	3.61%	3.61%	n/a	3.36%	2.845%	3.06%	n/a	3.16%	3.36%	3.16%

Period ended December 31, 2009

Unit Value	$13.272261	$13.603273	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	-0.06%***	-0.93%***	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	3.01%	3.61%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.   Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 6, 2009.
(b)	Commencement of operations May 3, 2010.
(c)	Commencement of operations April 30, 2012.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Institutional Alt 50 Fund(a)	JNL Institutional Alt 65 Fund(a)	JNL/American Funds Balanced Allocation Fund(c)	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth Allocation Fund(c)	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$17.353083	$17.650593	$11.791486	$14.857839	$10.786833	$13.058859	$12.388475	$15.381331	$12.803656	$12.215079
Total Return *	9.26%	8.30%	14.00%	31.11%	-3.92%	26.63%	19.54%	31.81%	6.10%***	9.78%
Ratio of Expenses **	1.00%	1.10%	1.10%	1.00%	1.00%	1.00%	1.10%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$15.882983	$16.298169	$10.343515	$11.332119	$11.226519	$10.312913	$10.363348	$11.669432	$10.620354	$11.126783
Total Return *	9.77%	9.74%	8.83%***	12.30%	4.71%	16.72%	1.97%***	2.11%***	16.24%	16.21%
Ratio of Expenses **	1.00%	1.10%	1.10%	1.00%	1.00%	1.00%	1.10%	0.85%	1.00%	1.00%

Period ended December 31, 2011

Unit Value	$14.469467	$14.851990	n/a	$10.090978	$10.721765	$8.835361	n/a	$10.041099	$9.136696	$9.575052
Total Return *	-9.64%***	-6.46%	n/a	-6.39%***	3.28%	-22.38%***	n/a	-3.27%	-19.39%***	-17.68%***
Ratio of Expenses **	1.00%	1.10%	n/a	1.00%	1.00%	1.00%	n/a	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$15.297268	$15.878350	n/a	$10.314502	$10.380934	$11.068974	n/a	$10.380945	$10.771157	$11.277446
Total Return *	13.65%	14.59%	n/a	10.72%***	0.95%***	20.23%***	n/a	5.26%***	16.37%***	25.58%***
Ratio of Expenses **	1.10%	1.10%	n/a	1.10%	1.00%	1.10%	n/a	1.00%	1.10%	1.10%

Period ended December 31, 2009

Unit Value	$13.460423	$13.857205	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total Return *	18.12%***	22.71%***	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ratio of Expenses **	1.10%	1.10%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 6, 2009.
(b)	Commencement of operations May 3, 2010.
(c)	Commencement of operations April 30, 2012.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Institutional Alt 50 Fund(a)	JNL Institutional Alt 65 Fund(a)	JNL/American Funds Balanced Allocation Fund(c)	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth Allocation Fund(c)	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$3,197,208	$746,748	$439,310	$1,145,063	$433,086	$316,078	$357,689	$1,561,325	$531,621	$617,704
Units Outstanding (in thousands)	188,513	43,103	37,487	78,386	40,893	24,614	29,048	103,723	42,420	51,450
Investment Income Ratio *	1.31%	1.00%	0.78%	1.17%	2.11%	0.70%	0.61%	0.83%	0.85%	0.56%

Period ended December 31, 2012

Net Assets (in thousands)	$2,705,104	$868,140	$142,838	$658,754	$445,074	$192,196	$100,620	$815,499	$340,653	$443,043
Units Outstanding (in thousands)	173,523	54,075	13,849	58,871	40,202	18,876	9,734	71,037	32,462	40,340
Investment Income Ratio *	1.88%	2.38%	0.00%	1.02%	2.05%	0.73%	0.00%	0.85%	1.20%	1.08%

Period ended December 31, 2011

Net Assets (in thousands)	$1,759,138	$942,913	n/a	$379,981	$322,987	$121,399	n/a	$430,286	$200,814	$261,975
Units Outstanding (in thousands)	123,288	64,231	n/a	37,953	30,387	13,853	n/a	43,195	22,150	27,587
Investment Income Ratio *	0.86%	0.73%	n/a	0.67%	1.01%	0.37%	n/a	0.53%	0.72%	0.60%

Period ended December 31, 2010

Net Assets (in thousands)	$1,045,302	$686,359	n/a	$139,612	$99,514	$74,487	n/a	$164,649	$97,917	$128,284
Units Outstanding (in thousands)	68,822	43,558	n/a	13,568	9,619	6,748	n/a	15,914	9,113	11,407
Investment Income Ratio *	0.77%	0.67%	n/a	0.00%	0.00%	0.00%	n/a	0.00%	0.00%	0.00%

Period ended December 31, 2009

Net Assets (in thousands)	$351,060	$225,707	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Units Outstanding (in thousands)	26,163	16,344	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Investment Income Ratio *	0.00%	0.00%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations April 6, 2009.
(b)	Commencement of operations May 3, 2010.
(c)	Commencement of operations April 30, 2012.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund(c)	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$10.389716	$9.439520	$11.100488	$25.483258	$14.240412	$10.070530	$22.056040	$17.418947	$25.385548	$7.216675
Total Return *	5.75%	5.54%	10.26%	34.06%	19.68%	11.17%	18.57%	30.65%	25.47%	-9.38%
Ratio of Expenses **	1.25%	3.695%	3.61%	3.61%	3.095%	3.86%	3.86%	3.40%	3.91%	3.61%

Period ended December 31, 2012

Unit Value	$9.824353	$8.944331	$10.067701	$19.008526	$11.899161	$9.058602	$18.602188	$13.332700	$20.232227	$7.963310
Total Return *	4.11%***	-2.88%	5.69%	6.68%	1.43%***	8.75%	12.58%	9.89%	9.46%	18.19%
Ratio of Expenses **	1.25%	3.695%	3.61%	3.61%	3.095%	3.86%	3.86%	3.40%	3.91%	3.61%

Period ended December 31, 2011

Unit Value	n/a	$9.209368	$9.525680	$17.818001	$10.347709	$8.329723	$16.523644	$12.133220	$18.484335	$6.737610
Total Return *	n/a	-10.72%	-7.22%	-2.81%	3.30%***	-8.35%	-8.11%	-4.15%	-6.05%	-23.98%
Ratio of Expenses **	n/a	3.695%	3.61%	3.61%	2.395%	3.86%	3.86%	3.40%	3.91%	3.61%

Period ended December 31, 2010

Unit Value	n/a	$10.315078	$10.267439	$18.334060	n/a	$9.088924	$17.982846	$12.658211	$19.673973	$8.863133
Total Return *	n/a	13.18%	2.04%***	4.02%***	n/a	4.89%	7.54%	8.12%	30.45%	15.17%
Ratio of Expenses **	n/a	3.695%	3.61%	3.61%	n/a	3.86%	3.86%	3.40%	3.91%	3.61%

Period ended December 31, 2009

Unit Value	n/a	$9.113705	n/a	$17.374529	n/a	$8.665546	$16.721749	$11.707821	$15.081920	$7.695688
Total Return *	n/a	44.49%	n/a	30.30%	n/a	17.84%	33.00%	29.36%	30.29%	5.39%***
Ratio of Expenses **	n/a	3.695%	n/a	3.41%	n/a	3.86%	3.86%	3.40%	3.91%	3.61%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 11, 2010.
(b)	Commencement of operations August 29, 2011.
(c)	Commencement of operations December 12, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund(c)	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$10.486958	$11.505133	$12.132655	$41.455971	$14.912251	$14.888685	$37.584509	$26.381392	$41.995913	$8.535085
Total Return *	6.18%	8.58%	13.34%	37.61%	22.39%	14.40%	22.01%	33.82%	29.18%	-6.84%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	0.85%	1.00%	1.00%	1.00%	1.00%	0.85%

Period ended December 31, 2012

Unit Value	$9.876725	$10.595790	$10.704258	$30.126232	$12.184270	$13.014978	$30.805189	$19.713784	$32.510616	$9.161710
Total Return *	5.06%***	14.31%***	5.99%***	9.51%	7.91%***	11.91%	15.85%	12.56%	12.70%	1.96%***
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	0.85%	1.00%	1.00%	1.00%	1.00%	0.85%

Period ended December 31, 2011

Unit Value	n/a	$10.524754	$9.833592	$27.509862	$9.044877	$11.629393	$26.589486	$17.513600	$28.847748	$7.494181
Total Return *	n/a	-8.29%	-4.85%***	-0.25%	-9.72%***	-5.70%	4.60%***	-1.83%	-3.28%	-21.98%
Ratio of Expenses **	n/a	1.00%	1.00%	1.00%	1.15%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	n/a	$11.475773	$10.324763	$27.579329	n/a	$12.332504	$27.688199	$17.839236	$29.826055	$9.605093
Total Return *	n/a	16.27%	2.89%***	11.55%	n/a	7.93%	10.55%	10.74%	34.30%	18.22%
Ratio of Expenses **	n/a	1.00%	1.10%	1.00%	n/a	1.00%	1.10%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	n/a	$9.869603	n/a	$24.723078	n/a	$11.426506	$25.045545	$16.108550	$22.208611	$8.125063
Total Return *	n/a	48.44%	n/a	33.47%	n/a	21.26%	36.72%	32.50%	34.14%	34.34%***
Ratio of Expenses **	n/a	1.00%	n/a	1.00%	n/a	1.00%	1.10%	1.00%	1.00%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 11, 2010.
(b)	Commencement of operations August 29, 2011.
(c)	Commencement of operations December 12, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund(c)	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$75,699	$959,276	$2,635,571	$596,971	$395,362	$460,257	$402,702	$370,944	$1,131,303	$123,981
Units Outstanding (in thousands)	7,255	87,201	221,416	15,995	26,810	33,129	12,088	15,206	29,432	15,122
Investment Income Ratio *	5.22%	0.39%	0.63%	0.03%	0.85%	1.71%	1.25%	1.01%	0.08%	1.24%

Period ended December 31, 2012

Net Assets (in thousands)	$20,520	$891,760	$1,525,570	$444,455	$100,565	$394,421	$329,409	$181,723	$712,883	$140,464
Units Outstanding (in thousands)	2,083	87,617	144,546	16,379	8,305	32,328	12,054	9,997	23,891	15,874
Investment Income Ratio *	0.00%	0.00%	0.00%	0.15%	0.07%	2.04%	1.22%	0.93%	0.00%	0.64%

Period ended December 31, 2011

Net Assets (in thousands)	n/a	$797,267	$494,125	$424,724	$981	$351,568	$286,172	$136,793	$624,638	$100,655
Units Outstanding (in thousands)	n/a	77,839	50,563	17,111	95	32,124	12,111	8,442	23,617	13,732
Investment Income Ratio *	n/a	0.58%	0.67%	0.34%	0.00%	1.08%	0.94%	0.56%	0.00%	0.41%

Period ended December 31, 2010

Net Assets (in thousands)	n/a	$685,623	$172,036	$395,677	n/a	$339,313	$289,989	$109,852	$414,824	$141,098
Units Outstanding (in thousands)	n/a	61,152	16,678	15,939	n/a	29,149	11,595	6,677	15,142	14,944
Investment Income Ratio *	n/a	0.36%	0.00%	0.27%	n/a	1.11%	0.73%	0.29%	0.20%	0.13%

Period ended December 31, 2009

Net Assets (in thousands)	n/a	$499,893	n/a	$284,325	n/a	$265,058	$239,991	$76,609	$179,792	$96,476
Units Outstanding (in thousands)	n/a	51,594	n/a	12,891	n/a	24,522	10,688	5,158	8,801	12,009
Investment Income Ratio *	n/a	1.06%	n/a	0.19%	n/a	2.63%	1.91%	1.42%	0.00%	0.01%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations October 11, 2010.
(b)	Commencement of operations August 29, 2011.
(c)	Commencement of operations December 12, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund(a)	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$6.293696	$10.210041	$9.729365	$11.530902	$11.741541	$9.695790	$10.230559	$15.129820	$15.609001	$12.057957
Total Return *	-5.81%	19.57%	25.73%	0.41%	10.09%	27.72%	24.32%	29.23%	-4.85%	-11.11%
Ratio of Expenses **	3.61%	3.61%	3.61%	3.06%	3.56%	3.61%	3.145%	3.91%	3.91%	3.61%

Period ended December 31, 2012

Unit Value	$6.681762	$8.538913	$7.738394	$11.484302	$10.665178	$7.591647	$8.229251	$11.707585	$16.403977	$13.564714
Total Return *	19.09%	11.83%	17.72%	8.62%***	8.27%	22.74%	10.14%	13.10%	3.62%	15.78%
Ratio of Expenses **	3.61%	3.61%	3.61%	3.06%	3.56%	3.61%	3.145%	3.91%	3.91%	3.61%

Period ended December 31, 2011

Unit Value	$5.610913	$7.635375	$6.573777	$10.047064	$9.850961	$6.185254	$7.471934	$10.351574	$15.830973	$11.716134
Total Return *	-30.44%	-4.85%	-9.40%	-0.11%***	-1.04%	-17.41%	-3.73%	-6.45%	2.19%	-8.04%
Ratio of Expenses **	3.61%	3.61%	3.61%	2.60%	3.56%	3.61%	3.145%	3.91%	3.91%	3.61%

Period ended December 31, 2010

Unit Value	$8.066327	$8.024647	$7.256056	n/a	$9.954979	$7.488896	$7.761267	$11.065011	$15.491362	$12.740806
Total Return *	12.78%	6.47%	3.27%	n/a	8.63%	16.27%	8.00%	21.97%	3.50%	11.95%
Ratio of Expenses **	3.61%	3.61%	3.61%	n/a	3.56%	3.61%	3.145%	3.91%	3.91%	3.61%

Period ended December 31, 2009

Unit Value	$7.152263	$7.536660	$7.026219	n/a	$9.164130	$6.440753	$7.186112	$9.071610	$14.967299	$11.380544
Total Return *	8.83%***	25.52%	26.20%	n/a	28.27%	47.18%	22.82%	28.47%	9.78%	-2.17%***
Ratio of Expenses **	3.61%	3.61%	3.61%	n/a	3.56%	3.61%	3.145%	3.91%	3.91%	3.61%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations December 12, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund(a)	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$7.443575	$12.243449	$11.585596	$12.065929	$14.453221	$11.466425	$11.876608	$19.723876	$26.850742	$13.932381
Total Return *	-3.17%	22.73%	28.92%	2.65%	7.41%***	31.29%	27.02%	33.25%	-2.04%	-8.62%
Ratio of Expenses **	0.85%	1.00%	1.10%	0.85%	0.85%	0.85%	1.00%	0.85%	1.00%	0.85%

Period ended December 31, 2012

Unit Value	$7.687385	$9.975693	$8.986353	$11.754500	$12.650659	$8.733615	$9.350544	$14.802516	$27.408901	$15.246667
Total Return *	2.48%***	14.80%	20.72%	13.28%***	11.08%	26.34%***	12.53%	16.84%***	6.69%	13.70%***
Ratio of Expenses **	0.85%	1.00%	1.10%	0.85%	1.00%	0.85%	1.00%	0.85%	1.00%	0.85%

Period ended December 31, 2011

Unit Value	$6.241003	$8.689677	$7.444175	$10.054309	$11.388721	$6.851335	$8.309360	$12.566719	$25.690746	$12.747546
Total Return *	-28.61%	-2.34%	-7.11%	0.75%***	1.51%	-15.31%	-1.65%***	-3.69%	5.20%	-5.62%
Ratio of Expenses **	1.00%	1.00%	1.10%	1.15%	1.00%	1.10%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$8.741630	$8.897977	$8.013670	n/a	$11.218832	$8.090292	$8.415078	$13.048587	$24.420522	$13.506371
Total Return *	15.76%	9.29%	5.90%	n/a	11.45%	19.23%	10.24%	25.58%	6.56%	14.91%
Ratio of Expenses **	1.00%	1.00%	1.10%	n/a	1.00%	1.10%	1.10%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	$7.551324	$8.141578	$7.567485	n/a	$10.066533	$6.785510	$7.633746	$10.390995	$22.917617	$11.753563
Total Return *	0.87%***	28.84%	29.40%	n/a	31.60%	50.92%	25.35%	32.27%	13.02%	6.16%***
Ratio of Expenses **	1.00%	1.00%	1.10%	n/a	1.00%	1.10%	1.10%	1.00%	1.00%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations December 12, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund(a)	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$329,054	$1,467,588	$439,451	$600,386	$1,556,741	$419,451	$559,365	$563,849	$605,070	$238,605
Units Outstanding (in thousands)	45,975	124,335	38,995	50,412	113,194	38,005	48,751	30,233	24,753	17,677
Investment Income Ratio *	0.93%	2.02%	1.44%	2.51%	4.10%	1.10%	0.91%	0.95%	2.68%	7.14%

Period ended December 31, 2012

Net Assets (in thousands)	$347,087	$1,153,798	$230,044	$297,966	$1,127,679	$241,752	$391,902	$326,695	$732,593	$317,364
Units Outstanding (in thousands)	46,690	119,513	26,253	25,535	92,341	28,647	43,187	23,244	29,456	21,400
Investment Income Ratio *	0.75%	2.20%	1.65%	0.34%	4.85%	1.60%	1.54%	0.25%	2.43%	0.00%

Period ended December 31, 2011

Net Assets (in thousands)	$272,734	$1,002,736	$150,197	$3,209	$830,111	$159,531	$310,557	$261,576	$576,804	$325,784
Units Outstanding (in thousands)	44,632	118,697	20,586	319	75,202	23,703	38,323	21,600	24,660	26,008
Investment Income Ratio *	0.34%	1.46%	0.95%	0.00%	4.30%	1.52%	2.60%	0.28%	2.12%	4.64%

Period ended December 31, 2010

Net Assets (in thousands)	$362,908	$980,170	$120,991	n/a	$647,703	$147,477	$242,092	$235,996	$471,544	$363,805
Units Outstanding (in thousands)	42,196	112,773	15,358	n/a	59,311	18,484	29,259	18,698	21,206	27,289
Investment Income Ratio *	0.00%	2.99%	1.46%	n/a	4.19%	1.30%	0.02%	0.48%	2.52%	1.30%

Period ended December 31, 2009

Net Assets (in thousands)	$216,740	$795,638	$82,733	n/a	$406,535	$92,048	$146,000	$126,299	$365,183	$126,741
Units Outstanding (in thousands)	29,002	99,557	11,092	n/a	41,299	13,701	19,405	12,508	17,500	10,866
Investment Income Ratio *	0.00%	0.07%	2.38%	n/a	7.51%	2.32%	4.87%	0.95%	4.93%	0.19%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations December 12, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$14.906547	$10.638287	$12.131548	$12.920911	$13.217218	$17.907494	$18.695987	$13.147456	$10.470642	$24.419652
Total Return *	27.64%	30.15%	-0.98%	14.41%	34.44%	26.15%	34.87%	19.27%	16.82%	37.00%
Ratio of Expenses **	3.91%	3.06%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.91%	3.61%

Period ended December 31, 2012

Unit Value	$11.678392	$8.173614	$12.251585	$11.293065	$9.831170	$14.195139	$13.862312	$11.023491	$8.963371	$17.824941
Total Return *	13.48%	15.98%	23.63%	11.31%	8.34%	3.83%	13.61%	13.09%	12.65%	12.11%
Ratio of Expenses **	3.91%	3.06%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.91%	3.61%

Period ended December 31, 2011

Unit Value	$10.291465	$7.047439	$9.910099	$10.145789	$9.074299	$13.672144	$12.202050	$9.747802	$7.956627	$15.899613
Total Return *	-10.11%	-13.32%	-9.67%	-10.45%	-10.11%	-9.08%	-4.75%	-10.77%	-16.20%	-9.22%
Ratio of Expenses **	3.91%	3.06%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.91%	3.61%

Period ended December 31, 2010

Unit Value	$11.449489	$8.130127	$10.970794	$11.329284	$10.094858	$15.037352	$12.811152	$10.923852	$9.494509	$17.514872
Total Return *	19.63%	5.42%	12.88%	8.00%	13.09%	18.61%	21.86%	1.72%***	3.46%	21.14%
Ratio of Expenses **	3.91%	3.06%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.91%	3.61%

Period ended December 31, 2009

Unit Value	$9.571077	$7.712029	$9.719054	$10.490005	$8.926762	$12.678476	$10.513159	$10.330943	$9.177295	$14.458073
Total Return *	27.56%	21.10%	27.71%	31.73%	19.72%	34.59%	30.15%	0.07%***	25.18%	37.89%
Ratio of Expenses **	3.91%	3.06%	3.71%	3.91%	3.75%	3.695%	3.51%	2.96%	3.91%	3.61%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations September 28, 2009.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$19.182812	$12.277330	$15.543249	$22.856352	$18.473783	$27.442472	$25.845666	$14.786813	$16.601959	$40.843937
Total Return *	31.41%	32.86%	1.89%	17.97%	38.19%	29.60%	38.51%	22.61%	20.27%	40.83%
Ratio of Expenses **	1.00%	1.00%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	1.00%	0.85%

Period ended December 31, 2012

Unit Value	$14.597526	$9.240592	$15.254441	$19.374720	$13.368320	$21.174982	$18.660443	$12.060489	$13.804428	$29.002075
Total Return *	16.84%	18.40%	10.94%***	15.08%***	11.37%	6.67%	11.09%***	11.75%***	15.99%	9.41%***
Ratio of Expenses **	1.00%	1.00%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	1.00%	0.85%

Period ended December 31, 2011

Unit Value	$12.493934	$7.804539	$11.871410	$16.465808	$12.003511	$19.851042	$15.751828	$10.338760	$11.901546	$24.544669
Total Return *	-7.47%	-11.52%	-7.19%	-7.81%	-7.61%	-6.60%	-2.34%	-8.41%	-13.73%	-6.83%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$13.502182	$8.820425	$12.791583	$17.860560	$12.992248	$21.254205	$16.129274	$11.288377	$13.795686	$26.343380
Total Return *	23.16%	7.62%	15.98%	11.19%	16.24%	21.85%	24.96%	8.72%	6.51%	24.35%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	$10.963264	$8.196234	$11.029111	$16.063122	$11.177218	$17.443577	$12.907977	$10.383224	$12.952293	$21.185481
Total Return *	31.33%	23.62%	31.21%	35.63%	23.05%	38.26%	33.46%	-0.96%***	28.87%	41.54%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations September 28, 2009.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$553,903	$186,128	$925,175	$528,458	$511,566	$259,709	$475,736	$2,907,755	$439,950	$519,827
Units Outstanding (in thousands)	30,170	15,730	62,885	25,919	29,452	10,304	19,910	202,080	28,623	14,679
Investment Income Ratio *	0.40%	0.17%	3.26%	1.13%	0.41%	0.19%	0.13%	1.41%	3.66%	0.19%

Period ended December 31, 2012

Net Assets (in thousands)	$370,054	$122,758	$722,381	$368,673	$328,821	$202,356	$220,180	$1,950,723	$312,525	$277,546
Units Outstanding (in thousands)	26,395	13,715	49,885	21,339	26,085	10,391	12,723	165,395	24,334	11,186
Investment Income Ratio *	1.12%	0.39%	0.78%	1.76%	0.00%	0.26%	0.00%	0.11%	4.69%	0.00%

Period ended December 31, 2011

Net Assets (in thousands)	$282,268	$92,895	$408,952	$283,951	$301,831	$206,248	$167,008	$1,322,819	$263,258	$199,952
Units Outstanding (in thousands)	23,437	12,224	35,711	18,827	26,626	11,308	11,220	129,612	23,696	9,357
Investment Income Ratio *	0.63%	0.12%	2.76%	0.70%	0.16%	0.67%	0.00%	0.15%	2.74%	0.00%

Period ended December 31, 2010

Net Assets (in thousands)	$235,722	$109,598	$355,581	$273,458	$266,462	$196,396	$139,754	$843,628	$302,225	$171,540
Units Outstanding (in thousands)	18,038	12,702	28,708	16,716	21,671	10,055	9,144	75,384	23,388	7,588
Investment Income Ratio *	0.60%	0.66%	4.61%	0.82%	0.28%	0.52%	0.00%	0.01%	2.81%	0.00%

Period ended December 31, 2009

Net Assets (in thousands)	$130,124	$86,765	$214,583	$186,951	$218,614	$150,303	$86,035	$157,832	$270,170	$115,417
Units Outstanding (in thousands)	12,215	10,774	20,033	12,731	20,598	9,389	7,002	15,362	22,142	6,505
Investment Income Ratio *	1.26%	0.93%	2.64%	2.29%	0.31%	0.83%	0.00%	0.00%	4.71%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations September 28, 2009.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$12.981881	$11.419062	$12.567066	$13.364681	$10.783580	$16.413606	$10.220022	$5.403797	$14.846381	$9.605048
Total Return *	-7.07%	-4.60%	0.83%	7.66%***	23.75%	31.49%	-6.46%	16.61%	36.10%	25.40%
Ratio of Expenses **	3.75%	3.61%	3.545%	3.15%	3.145%	4.00%	3.91%	3.71%	3.61%	4.00%

Period ended December 31, 2012

Unit Value	$13.968818	$11.969985	$12.463550	$11.578144	$8.714196	$12.482322	$10.925875	$4.634014	$10.908085	$7.659550
Total Return *	-0.18%	17.86%	4.13%	11.29%	12.36%	13.07%	-0.37%	15.94%	19.08%	6.89%
Ratio of Expenses **	3.75%	3.61%	3.545%	3.06%	3.145%	4.00%	3.91%	3.71%	3.61%	4.00%

Period ended December 31, 2011

Unit Value	$13.994311	$10.156056	$11.969358	$10.403556	$7.755443	$11.039085	$10.966479	$3.996745	$9.160024	$7.166008
Total Return *	5.80%	-20.66%	-14.95%	-14.33%	-5.11%	4.62%	3.05%	-6.70%	2.77%	13.37%
Ratio of Expenses **	3.75%	3.61%	3.545%	3.06%	3.145%	4.00%	3.91%	3.71%	3.61%	4.00%

Period ended December 31, 2010

Unit Value	$13.226942	$12.800285	$14.073788	$12.143560	$8.173251	$10.552032	$10.641541	$4.283972	$8.913488	$6.321014
Total Return *	3.39%	17.59%	18.80%	9.96%***	12.83%	18.03%	1.81%	18.07%	23.58%***	19.77%
Ratio of Expenses **	3.75%	3.61%	3.545%	3.06%	3.145%	4.00%	3.91%	3.71%	3.61%	4.00%

Period ended December 31, 2009

Unit Value	$12.792920	$10.885966	$11.846888	$11.081543	$7.244035	$8.939833	$10.452001	$3.628383	$7.568376	$5.277655
Total Return *	-0.12%	65.65%	0.00%***	9.79%***	20.73%	46.95%	1.69%	21.02%	28.48%	11.33%
Ratio of Expenses **	3.75%	3.61%	3.545%	2.895%	3.145%	4.00%	3.91%	3.71%	3.56%	4.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$21.674062	$14.110266	$14.358472	$14.862681	$12.359803	$25.353152	$14.738494	$8.181687	$22.156954	$14.836565
Total Return *	-4.47%	-1.93%	3.43%	17.64%	26.30%	35.50%	-3.55%	14.72%***	39.91%	29.22%
Ratio of Expenses **	1.00%	0.85%	1.00%	1.00%	1.10%	1.00%	0.85%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$22.689155	$14.388358	$13.882337	$12.634031	$9.785758	$18.710849	$15.281543	$6.681961	$15.836182	$11.481733
Total Return *	2.61%	18.02%***	6.82%	13.61%	14.69%	16.53%	-0.46%***	19.14%	1.63%***	10.15%
Ratio of Expenses **	1.00%	0.85%	1.00%	1.00%	1.10%	1.00%	0.85%	1.00%	0.85%	1.00%

Period ended December 31, 2011

Unit Value	$22.112284	$11.774602	$12.995956	$11.120220	$8.532328	$16.057054	$14.655253	$5.608553	$12.695583	$10.423578
Total Return *	8.74%	-18.57%	-12.77%	-12.55%	-3.16%	7.79%	6.09%	-4.15%	5.48%	16.81%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.10%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$20.334353	$14.458958	$14.897910	$12.715963	$8.810460	$14.896187	$13.814234	$5.851318	$12.036436	$8.923432
Total Return *	6.28%	20.70%	21.86%	12.09%	15.16%	21.63%	4.82%	21.31%	21.54%	23.42%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.10%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	$19.133594	$11.979738	$12.225430	$11.344119	$7.650716	$12.247240	$13.179022	$4.823358	$9.903635	$7.230299
Total Return *	2.66%	70.03%	45.54%	36.06%	23.22%	51.42%	4.70%	24.34%	31.82%	14.72%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.10%	1.00%	1.00%	1.00%	1.00%	1.00%

*	Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.
**	Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow 10 Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$544,463	$592,311	$62,756	$-	$352,151	$943,196	$526,103	$127,354	$494,514	$584,282
Units Outstanding (in thousands)	27,676	44,012	4,498	-	29,211	40,124	38,624	17,197	24,591	42,547
Investment Income Ratio *	3.09%	1.37%	2.23%	0.19%	2.10%	2.54%	2.02%	2.28%	0.71%	0.00%

Period ended December 31, 2012

Net Assets (in thousands)	$825,483	$714,704	$65,953	$38,757	$278,794	$601,581	$594,553	$92,760	$215,723	$462,836
Units Outstanding (in thousands)	40,223	51,917	4,867	3,136	29,123	34,602	42,018	15,049	15,046	43,454
Investment Income Ratio *	2.32%	1.92%	1.11%	1.10%	2.39%	2.21%	2.11%	2.54%	0.49%	0.00%

Period ended December 31, 2011

Net Assets (in thousands)	$715,934	$738,739	$54,019	$28,847	$244,930	$501,984	$597,160	$53,185	$107,189	$491,868
Units Outstanding (in thousands)	35,866	64,678	4,233	2,639	29,259	33,587	43,197	10,225	9,082	50,814
Investment Income Ratio *	2.84%	1.00%	0.20%	0.74%	1.49%	2.59%	2.94%	2.69%	0.56%	0.00%

Period ended December 31, 2010

Net Assets (in thousands)	$491,104	$973,071	$42,221	$22,109	$228,626	$487,532	$533,405	$59,388	$74,764	$376,875
Units Outstanding (in thousands)	26,522	69,140	2,870	1,761	26,356	35,167	40,776	10,912	6,641	45,320
Investment Income Ratio *	2.71%	0.59%	0.79%	0.50%	2.09%	2.46%	2.62%	2.66%	0.53%	0.00%

Period ended December 31, 2009

Net Assets (in thousands)	$389,728	$531,698	$23,031	$11,179	$172,516	$383,253	$466,312	$39,177	$33,163	$338,274
Units Outstanding (in thousands)	22,457	45,414	1,899	993	22,814	33,485	37,262	8,725	3,576	50,000
Investment Income Ratio *	2.38%	2.38%	0.74%	1.33%	4.71%	4.57%	3.09%	4.96%	0.68%	0.00%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	The period is from January 1, 2013 through acquisition September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Dow Dividend Fund(d)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(c)	JNL/MC Emerging Markets Index Fund(b)	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund	JNL/MC Global Alpha Fund(a)	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$7.662314	$13.581782	$9.445726	$13.923146	$7.879192	$12.119740	$9.236370	$15.196576	$11.028228	$13.847698
Total Return *	13.46%	8.18%***	-7.37%	26.68%	28.62%	8.86%	-4.14%	35.89%	19.36%	16.79%
Ratio of Expenses **	3.61%	2.745%	3.41%	3.05%	3.61%	4.00%	2.845%	3.61%	3.61%	3.895%

Period ended December 31, 2012

Unit Value	$6.753516	$10.050283	$10.197331	$10.990367	$6.125976	$11.133770	$9.635187	$11.182591	$9.239827	$11.856901
Total Return *	7.52%	-1.04%***	4.72%***	5.37%	21.64%	18.08%	-4.65%	14.34%	9.90%	13.50%
Ratio of Expenses **	3.61%	2.495%	3.41%	3.05%	3.61%	4.00%	2.845%	3.61%	3.61%	3.895%

Period ended December 31, 2011

Unit Value	$6.280886	n/a	$8.995976	$10.430452	$5.036198	$9.429313	$10.104784	$9.780146	$8.407176	$10.446888
Total Return *	2.03%	n/a	-1.25%***	-10.13%	-15.97%	-11.85%	0.00%	6.96%	-5.55%	-15.61%
Ratio of Expenses **	3.61%	n/a	2.76%	3.05%	3.61%	4.00%	2.845%	3.61%	3.61%	3.895%

Period ended December 31, 2010

Unit Value	$6.155755	n/a	n/a	$11.605989	$5.993357	$10.697139	$10.104302	$9.143940	$8.900767	$12.378630
Total Return *	8.07%	n/a	n/a	-3.53%***	9.46%	10.19%	2.13%***	0.19%***	11.68%	2.73%
Ratio of Expenses **	3.61%	n/a	n/a	3.05%	3.61%	4.00%	2.845%	3.61%	3.61%	3.895%

Period ended December 31, 2009

Unit Value	$5.695866	n/a	n/a	$11.735781	$5.475175	$9.707498	$9.811293	$9.126428	$7.970029	$12.049528
Total Return *	15.99%	n/a	n/a	6.88%***	14.41%	25.92%	-2.51%***	16.12%	2.11%***	24.34%
Ratio of Expenses **	3.61%	n/a	n/a	2.91%	3.61%	4.00%	2.71%	3.56%	3.61%	3.895%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations September 28, 2009.
(b)	Commencement of operations August 29, 2011.
(c)	Commencement of operations April 30, 2012.
(d)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Dow Dividend Fund(d)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(c)	JNL/MC Emerging Markets Index Fund(b)	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund	JNL/MC Global Alpha Fund(a)	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$9.357562	$13.961531	$9.993648	$15.500268	$11.757308	$18.720798	$10.055266	$22.679696	$13.039753	$19.930514
Total Return *	15.55%	37.62%	-5.11%	29.31%	16.38%***	12.17%	-2.21%	39.70%	22.39%	15.30%***
Ratio of Expenses **	1.00%	1.10%	1.00%	1.00%	0.85%	1.00%	0.85%	0.85%	1.10%	0.85%

Period ended December 31, 2012

Unit Value	$8.098080	$10.145041	$10.531939	$11.986924	$8.714376	$16.689518	$10.282233	$16.234801	$10.654331	$16.284647
Total Return *	10.38%	0.80%***	7.18%***	0.27%***	24.86%	21.68%	-0.24%***	-3.43%***	12.71%	16.84%
Ratio of Expenses **	1.00%	1.10%	1.00%	1.00%	1.00%	1.00%	0.85%	0.85%	1.10%	1.00%

Period ended December 31, 2011

Unit Value	$7.336783	n/a	$10.354126	$11.108943	$6.979045	$13.715652	$10.510301	$13.555164	$9.453252	$13.937538
Total Return *	4.72%	n/a	16.86%***	-8.37%	-13.75%	-9.17%	1.76%	9.78%	-3.15%	-13.13%
Ratio of Expenses **	1.00%	n/a	1.15%	1.10%	1.00%	1.00%	1.10%	1.00%	1.10%	1.00%

Period ended December 31, 2010

Unit Value	$7.005860	n/a	n/a	$12.123107	$8.092060	$15.101143	$10.328476	$12.347713	$9.760839	$16.044721
Total Return *	10.93%	n/a	n/a	1.02%	12.36%	13.55%	4.84%	2.84%	14.52%	5.75%
Ratio of Expenses **	1.00%	n/a	n/a	1.10%	1.00%	1.00%	1.10%	1.00%	1.10%	1.00%

Period ended December 31, 2009

Unit Value	$6.315424	n/a	n/a	$12.001143	$7.202118	$13.299024	$9.852047	$12.006527	$8.523506	$15.172458
Total Return *	19.06%	n/a	n/a	7.56%***	17.44%	29.75%	-2.14%***	19.77%	23.79%	27.99%
Ratio of Expenses **	1.00%	n/a	n/a	1.10%	1.00%	1.00%	1.10%	1.00%	1.10%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations September 28, 2009.
(b)	Commencement of operations August 29, 2011.
(c)	Commencement of operations April 30, 2012.
(d)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Dow Dividend Fund(d)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(c)	JNL/MC Emerging Markets Index Fund(b)	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global 15 Fund	JNL/MC Global Alpha Fund(a)	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund	JNL/MC International Index Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$-	$61,672	$384,617	$133,957	$438,277	$412,420	$45,949	$985,262	$648,975	$730,995
Units Outstanding (in thousands)	-	4,450	38,940	8,872	41,209	23,806	4,671	47,835	51,033	39,549
Investment Income Ratio *	2.83%	0.80%	0.83%	1.59%	0.91%	0.00%	0.00%	0.75%	1.56%	2.62%

Period ended December 31, 2012

Net Assets (in thousands)	$357,333	$6,762	$208,650	$28,206	$216,488	$419,858	$46,259	$405,054	$492,250	$519,993
Units Outstanding (in thousands)	45,879	669	19,953	2,405	26,845	27,156	4,587	27,468	47,205	33,781
Investment Income Ratio *	3.01%	0.00%	0.06%	3.88%	1.00%	0.00%	0.00%	0.90%	1.58%	2.80%

Period ended December 31, 2011

Net Assets (in thousands)	$296,678	n/a	$3,375	$19,793	$151,291	$400,433	$50,622	$252,885	$380,323	$407,505
Units Outstanding (in thousands)	41,857	n/a	374	1,806	23,421	31,453	4,865	20,056	40,956	30,833
Investment Income Ratio *	3.10%	n/a	0.00%	1.93%	0.79%	0.00%	0.78%	0.93%	1.04%	2.60%

Period ended December 31, 2010

Net Assets (in thousands)	$253,764	n/a	n/a	$16,887	$172,834	$522,951	$38,606	$159,186	$302,372	$473,953
Units Outstanding (in thousands)	37,321	n/a	n/a	1,406	22,949	37,238	3,759	13,810	31,427	31,092
Investment Income Ratio *	2.92%	n/a	n/a	0.07%	1.25%	0.00%	0.00%	1.06%	1.14%	1.94%

Period ended December 31, 2009

Net Assets (in thousands)	$231,277	n/a	n/a	$12,296	$139,933	$571,293	$6,516	$151,086	$181,699	$448,711
Units Outstanding (in thousands)	37,582	n/a	n/a	1,030	20,881	45,965	662	13,468	21,566	31,012
Investment Income Ratio *	7.43%	n/a	n/a	5.88%	1.78%	0.00%	0.00%	1.37%	1.43%	2.71%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations September 28, 2009.
(b)	Commencement of operations August 29, 2011.
(c)	Commencement of operations April 30, 2012.
(d)	The period is from January 1, 2013 through acquisition September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 10 Fund(a)	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$13.194238	$10.666349	$15.215740	$7.229997	$28.674301	$14.195485	$7.220962	$13.217836	$18.371028	$12.002518
Total Return *	26.91%	27.48%	36.10%	18.76%	20.54%	9.26%	11.90%	36.00%	27.91%	26.61%
Ratio of Expenses **	3.695%	3.695%	3.61%	3.61%	3.91%	3.06%	4.00%	3.26%	3.895%	3.895%

Period ended December 31, 2012

Unit Value	$10.396853	$8.366950	$11.180078	$6.088157	$23.788550	$12.992143	$6.452944	$9.719095	$14.362100	$9.479910
Total Return *	13.75%	10.15%	15.40%	7.72%	0.34%	8.64%	14.97%	7.94%	12.75%	10.95%
Ratio of Expenses **	3.695%	3.695%	3.61%	3.61%	3.91%	3.06%	4.00%	3.26%	3.895%	3.895%

Period ended December 31, 2011

Unit Value	$9.140074	$7.595955	$9.687756	$5.651868	$23.708642	$11.959022	$5.612705	$9.004054	$12.737916	$8.544069
Total Return *	-5.61%	-13.10%	-1.62%	-26.55%	-0.68%	-4.82%	-18.75%	1.55%	-5.87%	-2.40%
Ratio of Expenses **	3.695%	3.695%	3.61%	3.61%	3.91%	3.06%	4.00%	3.26%	3.895%	3.895%

Period ended December 31, 2010

Unit Value	$9.683474	$8.741516	$9.847499	$7.694809	$23.870558	$12.565053	$6.908329	$8.866352	$13.532357	$8.753917
Total Return *	12.86%	9.55%	13.04%	-1.36%	14.54%	9.49%	7.04%	12.82%	21.03%	10.07%
Ratio of Expenses **	3.695%	3.695%	3.61%	3.61%	3.91%	3.06%	4.00%	3.26%	3.895%	3.895%

Period ended December 31, 2009

Unit Value	$8.580057	$7.979799	$8.711518	$7.801081	$20.840162	$11.475909	$6.454163	$7.858512	$11.181316	$7.953366
Total Return *	19.63%	32.73%	29.35%	0.08%***	15.48%	16.00%***	15.06%	15.03%	32.76%	21.16%
Ratio of Expenses **	3.695%	3.695%	3.61%	3.61%	3.91%	3.06%	4.00%	3.26%	3.895%	3.895%

*	Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.
**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 10 Fund(a)	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund

Lowest expense ratio
Period ended December 31, 2013
Unit Value	$16.925899	$13.115219	$19.636662	$8.605944	$44.690102	$15.936592	$11.054383	$15.719755	$26.440862	$17.274803
Total Return *	30.37%	30.96%	39.91%	21.90%	24.28%	-3.10%***	14.28%	39.11%	31.87%	30.52%
Ratio of Expenses **	1.00%	1.00%	0.85%	1.00%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	$12.982674	$10.014324	$14.035644	$7.060098	$35.958048	$14.176805	$9.672941	$11.300460	$20.050957	$13.234863
Total Return *	16.87%	13.17%	-1.15%***	10.58%	-2.23%***	10.91%	18.48%	10.42%	2.44%***	1.28%***
Ratio of Expenses **	1.00%	1.00%	0.85%	1.00%	0.85%	1.00%	1.00%	1.00%	0.85%	0.85%

Period ended December 31, 2011

Unit Value	$11.108993	$8.849116	$11.702614	$6.384835	$34.109903	$12.782667	$8.164092	$10.234481	$16.994019	$11.398882
Total Return *	-3.04%	-10.74%	0.97%	-24.61%	2.25%	-2.85%	-16.29%	3.87%	-3.11%	0.46%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$11.457330	$9.913614	$11.590048	$8.469371	$33.360487	$13.157268	$9.752472	$9.853359	$17.540101	$11.346466
Total Return *	15.94%	12.54%	16.03%	1.25%	17.92%	11.77%	10.30%	15.40%	24.58%	13.30%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	$9.881825	$8.809122	$9.988556	$8.365151	$28.289917	$11.771783	$8.842030	$8.538156	$14.079208	$10.014643
Total Return *	22.90%	36.35%	32.77%	34.69%	18.89%	29.12%***	18.56%	17.65%	36.66%	24.72%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

*	Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.
**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 10 Fund(a)	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$3,120,294	$397,388	$385,253	$74,065	$1,103,185	$91,439	$-	$391,820	$1,090,084	$2,360,165
Units Outstanding (in thousands)	193,764	31,602	20,892	8,915	27,241	5,929	-	25,979	44,573	146,683
Investment Income Ratio *	2.59%	2.88%	0.88%	3.56%	1.24%	3.93%	0.00%	1.87%	0.86%	1.46%

Period ended December 31, 2012

Net Assets (in thousands)	$2,718,584	$340,858	$239,760	$71,565	$841,333	$53,928	$264,824	$63,317	$607,048	$1,285,269
Units Outstanding (in thousands)	219,540	35,365	18,134	10,481	25,822	3,884	29,602	5,802	32,654	103,714
Investment Income Ratio *	2.90%	2.84%	0.25%	3.90%	1.10%	1.89%	0.00%	0.48%	1.08%	1.74%

Period ended December 31, 2011

Net Assets (in thousands)	$2,666,784	$325,680	$147,276	$66,407	$796,202	$41,344	$205,874	$53,979	$463,970	$892,032
Units Outstanding (in thousands)	250,692	38,068	13,156	10,686	25,205	3,288	27,137	5,444	28,874	81,632
Investment Income Ratio *	3.14%	1.82%	0.58%	1.97%	0.76%	1.51%	0.00%	0.50%	0.63%	1.83%

Period ended December 31, 2010

Net Assets (in thousands)	$3,150,482	$408,700	$113,840	$95,366	$593,299	$35,549	$289,551	$45,375	$465,805	$811,001
Units Outstanding (in thousands)	285,784	42,419	10,220	11,519	19,159	2,735	31,893	4,730	27,996	74,196
Investment Income Ratio *	2.09%	2.00%	0.21%	2.20%	1.08%	0.00%	0.00%	0.31%	0.70%	1.42%

Period ended December 31, 2009

Net Assets (in thousands)	$3,112,603	$394,466	$84,029	$79,880	$434,345	$15,722	$320,366	$32,401	$359,664	$662,896
Units Outstanding (in thousands)	325,622	45,827	8,721	9,719	16,524	1,345	38,784	3,884	26,849	68,254
Investment Income Ratio *	3.69%	2.75%	0.00%	4.80%	0.98%	2.92%	0.00%	0.24%	1.26%	1.69%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	The period is from January 1, 2013 through acquisition September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(c)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Utilities Sector Fund(b)	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(c)	JNL/Morgan Stanley Mid Cap Growth Fund(a)	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/Oppenheimer Global Growth Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$13.742661	$12.459727	$16.610102	$6.752509	$9.520999	$11.154790	$11.740068	$12.568236	$10.031476	$14.194996
Total Return *	32.04%	17.88%	33.15%	21.59%	-5.07%***	29.94%	17.06%	12.43%***	0.91%***	21.76%
Ratio of Expenses **	3.61%	4.00%	3.895%	3.71%	1.25%	3.695%	3.51%	2.95%	2.90%	3.61%

Period ended December 31, 2012

Unit Value	$10.408048	$10.570237	$12.475036	$5.553673	n/a	$8.584787	$10.029364	$9.405834	$10.341022	$11.657821
Total Return *	9.80%	11.35%	11.45%	7.17%	n/a	5.19%	8.26%	1.41%***	3.61%***	16.25%
Ratio of Expenses **	3.61%	4.00%	3.895%	3.71%	n/a	3.695%	3.51%	2.845%	2.845%	3.61%

Period ended December 31, 2011

Unit Value	$9.479046	$9.493188	$11.193412	$5.182166	n/a	$8.160986	$9.264238	n/a	n/a	$10.027837
Total Return *	-10.98%	-2.61%	-7.98%	-3.95%	n/a	-25.77%	-6.98%	n/a	n/a	-11.47%
Ratio of Expenses **	3.61%	4.00%	3.895%	3.71%	n/a	3.695%	3.51%	n/a	n/a	3.61%

Period ended December 31, 2010

Unit Value	$10.648049	$9.747222	$12.164682	$5.395146	n/a	$10.994154	$9.958882	n/a	n/a	$11.326454
Total Return *	16.48%	10.71%	21.50%	8.02%	n/a	18.01%	11.34%	n/a	n/a	11.29%
Ratio of Expenses **	3.61%	4.00%	3.895%	3.71%	n/a	3.695%	3.51%	n/a	n/a	3.61%

Period ended December 31, 2009

Unit Value	$9.141570	$8.803901	$10.012294	$4.994363	n/a	$9.316264	$8.944430	n/a	n/a	$10.177547
Total Return *	13.44%***	0.78%	22.51%	57.85%	n/a	10.52%	19.68%	n/a	n/a	34.48%
Ratio of Expenses **	3.61%	4.00%	3.895%	3.71%	n/a	3.695%	3.51%	n/a	n/a	3.61%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 30, 2012.
(b)	Commencement of operations April 29, 2013.
(c)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(c)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Utilities Sector Fund(b)	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(c)	JNL/Morgan Stanley Mid Cap Growth Fund(a)	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/Oppenheimer Global Growth Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$16.358028	$19.074355	$23.906412	$10.223802	$9.537077	$14.508738	$14.694514	$12.963200	$10.338020	$19.759860
Total Return *	35.53%	20.38%	37.26%	25.11%	-4.63%***	4.05%***	19.14%	36.22%	-1.19%	24.98%
Ratio of Expenses **	1.00%	1.00%	0.85%	0.85%	1.00%	0.85%	1.00%	1.10%	1.10%	1.00%

Period ended December 31, 2012

Unit Value	$12.069629	$15.844829	$17.416440	$8.171569	n/a	$10.719987	$12.334237	$9.516360	$10.462631	$15.809947
Total Return *	12.71%	14.75%	3.62%***	-6.20%***	n/a	8.07%	11.02%	5.43%***	0.97%***	19.34%
Ratio of Expenses **	1.00%	1.00%	0.85%	0.85%	n/a	1.00%	1.00%	1.10%	1.10%	1.00%

Period ended December 31, 2011

Unit Value	$10.708353	$13.808602	$14.933609	$7.272040	n/a	$9.919046	$11.109677	n/a	n/a	$13.248085
Total Return *	-8.63%	0.35%	-5.29%	-1.32%	n/a	-23.75%	-4.62%	n/a	n/a	-9.13%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	n/a	1.00%	1.00%	n/a	n/a	1.00%

Period ended December 31, 2010

Unit Value	$11.719891	$13.760192	$15.767515	$7.369022	n/a	$13.008158	$11.647737	n/a	n/a	$14.579247
Total Return *	19.56%	14.09%	25.07%	10.99%	n/a	21.23%	14.17%	n/a	n/a	14.23%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	n/a	1.00%	1.00%	n/a	n/a	1.00%

Period ended December 31, 2009

Unit Value	$9.802589	$12.061163	$12.607306	$6.639203	n/a	$10.729784	$10.202293	n/a	n/a	$12.762875
Total Return *	59.98%	3.85%	26.11%	62.19%	n/a	13.54%	22.72%	n/a	n/a	38.04%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	n/a	1.00%	1.00%	n/a	n/a	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 30, 2012.
(b)	Commencement of operations April 29, 2013.
(c)	The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(c)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Utilities Sector Fund(b)	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(c)	JNL/Morgan Stanley Mid Cap Growth Fund(a)	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/Oppenheimer Global Growth Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$327,593	$-	$1,167,462	$561,854	$2,976	$408,287	$-	$59,316	$133,549	$601,435
Units Outstanding (in thousands)	20,715	-	52,683	60,592	312	30,035	-	4,608	13,007	32,482
Investment Income Ratio *	1.74%	1.31%	1.26%	0.72%	4.57%	1.92%	2.32%	0.00%	0.19%	1.04%

Period ended December 31, 2012

Net Assets (in thousands)	$181,031	$250,923	$559,727	$393,847	n/a	$357,999	$230,850	$11,508	$66,681	$375,828
Units Outstanding (in thousands)	15,483	17,075	34,612	53,038	n/a	35,092	19,597	1,212	6,393	25,292
Investment Income Ratio *	0.84%	0.14%	1.82%	0.28%	n/a	0.06%	1.98%	0.67%	0.00%	1.07%

Period ended December 31, 2011

Net Assets (in thousands)	$158,327	$239,195	$411,164	$313,873	n/a	$366,236	$244,474	n/a	n/a	$284,666
Units Outstanding (in thousands)	15,191	18,646	29,011	46,394	n/a	38,660	22,972	n/a	n/a	22,760
Investment Income Ratio *	0.71%	0.99%	0.77%	0.20%	n/a	0.00%	1.31%	n/a	n/a	0.62%

Period ended December 31, 2010

Net Assets (in thousands)	$174,748	$278,923	$444,511	$272,752	n/a	$547,478	$285,252	n/a	n/a	$247,329
Units Outstanding (in thousands)	15,266	21,759	29,615	39,671	n/a	43,841	25,456	n/a	n/a	17,907
Investment Income Ratio *	0.09%	0.49%	0.65%	0.17%	n/a	0.60%	2.32%	n/a	n/a	0.85%

Period ended December 31, 2009

Net Assets (in thousands)	$123,129	$288,802	$363,256	$225,292	n/a	$524,476	$282,986	n/a	n/a	$173,881
Units Outstanding (in thousands)	12,792	25,618	30,126	36,401	n/a	50,623	28,696	n/a	n/a	14,359
Investment Income Ratio *	1.07%	0.93%	0.93%	0.12%	n/a	0.13%	1.73%	n/a	n/a	1.69%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations April 30, 2012.
(b)	Commencement of operations April 29, 2013.
(c)	The period is from January 1, 2013 through acquisition September 13, 2013.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund(a)	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$11.545747	$13.117925	$10.318816	$13.984681	$13.451379	$13.273272	$17.843244	$13.272425	$15.555573	$16.838644
Total Return *	-12.35%	-5.83%	1.12%	4.36%	36.08%	32.48%	35.26%	36.78%	38.54%	37.87%
Ratio of Expenses **	3.61%	3.91%	3.11%	3.61%	3.61%	3.61%	3.61%	3.51%	3.61%	3.61%

Period ended December 31, 2012

Unit Value	$13.172528	$13.930277	$10.204321	$13.399916	$9.884915	$10.018823	$13.192250	$9.703725	$11.228262	$12.213561
Total Return *	4.58%	3.93%	4.52%	12.60%	12.29%	15.43%	11.55%	25.76%	12.10%	12.48%
Ratio of Expenses **	3.61%	3.91%	3.11%	3.61%	3.61%	3.61%	3.61%	3.51%	3.61%	3.61%

Period ended December 31, 2011

Unit Value	$12.596112	$13.403110	$9.763142	$11.900255	$8.802847	$8.679633	$11.826380	$7.716122	$10.016290	$10.858481
Total Return *	7.76%	0.82%	3.18%***	0.97%	-10.69%	-11.28%	-8.61%	-20.79%	2.12%	6.62%
Ratio of Expenses **	3.61%	3.91%	3.11%	3.61%	3.61%	3.61%	3.61%	3.51%	3.61%	3.61%

Period ended December 31, 2010

Unit Value	$11.688683	$13.294261	n/a	$11.785726	$9.855985	$9.782878	$12.941093	$9.741513	$9.807963	$10.184414
Total Return *	0.26%***	3.45%	n/a	11.53%	24.98%	23.18%	9.65%***	8.76%***	9.76%	8.63%
Ratio of Expenses **	3.61%	3.91%	n/a	3.61%	3.61%	3.61%	3.61%	3.51%	3.61%	3.61%

Period ended December 31, 2009

Unit Value	$11.271641	$12.851486	n/a	$10.567026	$7.885776	$7.941697	$11.592092	$8.002272	$8.935882	$9.375145
Total Return *	13.16%	11.03%	n/a	41.12%	2.89%***	6.35%***	39.59%	8.22%***	36.82%	9.43%***
Ratio of Expenses **	3.545%	3.91%	n/a	3.61%	3.61%	3.61%	3.51%	3.36%	3.61%	3.61%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations January 1, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund(a)	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$13.990021	$21.298086	$11.041085	$21.650988	$15.766223	$15.423975	$28.490768	$15.255852	$18.396130	$19.734087
Total Return *	-9.90%	-2.91%	3.43%	7.28%	39.89%	35.99%	38.69%	40.46%	42.42%	41.51%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%	1.10%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$15.526658	$21.935375	$10.674570	$20.180869	$11.270586	$11.342241	$20.542233	$10.861040	$12.917126	$13.944943
Total Return *	2.48%***	0.51%***	4.60%***	10.59%***	12.87%***	18.49%	14.39%	20.39%***	1.46%***	15.46%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%	1.10%	0.85%	0.85%	1.00%

Period ended December 31, 2011

Unit Value	$14.335478	$20.048385	$9.970069	$17.085087	$9.672001	$9.572316	$17.957638	$8.368520	$11.140221	$12.077498
Total Return *	10.61%	3.79%	-1.04%***	3.63%	-8.42%	12.25%***	-6.30%	-18.78%	12.09%***	9.43%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.10%	1.00%	1.10%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$12.960938	$19.316750	n/a	$16.486250	$10.561409	$10.483034	$19.164505	$10.303812	$10.595861	$11.036703
Total Return *	6.65%	6.50%	n/a	14.48%	28.16%	26.31%	16.17%	25.06%	12.55%	11.50%
Ratio of Expenses **	1.00%	1.00%	n/a	1.00%	1.10%	1.10%	1.10%	1.00%	1.10%	1.00%

Period ended December 31, 2009

Unit Value	$12.152635	$18.137786	n/a	$14.400860	$8.240756	$8.299179	$16.496448	$8.239112	$9.414414	$9.897945
Total Return *	16.08%	14.31%	n/a	44.85%	45.77%	32.51%	43.00%	38.93%	40.30%	48.51%***
Ratio of Expenses **	1.00%	1.00%	n/a	1.00%	1.10%	1.10%	1.10%	1.00%	1.10%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations January 1, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund(a)	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$1,358,822	$3,417,014	$1,077,933	$1,571,549	$255,733	$189,982	$170,362	$494,897	$2,922,386	$616,476
Units Outstanding (in thousands)	101,678	178,424	99,528	81,106	16,840	12,722	6,708	33,392	165,123	32,284
Investment Income Ratio *	1.15%	1.11%	2.27%	6.30%	0.64%	0.43%	1.31%	8.93%	0.83%	0.69%

Period ended December 31, 2012

Net Assets (in thousands)	$2,175,079	$4,251,064	$278,372	$1,362,796	$115,388	$94,059	$112,314	$346,531	$1,217,212	$293,492
Units Outstanding (in thousands)	146,138	215,752	26,438	75,591	10,587	8,512	6,164	32,794	97,619	21,654
Investment Income Ratio *	2.08%	2.19%	3.34%	6.26%	0.37%	1.01%	1.33%	0.00%	1.89%	0.65%

Period ended December 31, 2011

Net Assets (in thousands)	$1,526,239	$2,980,927	$129,210	$870,828	$87,886	$65,195	$97,154	$308,657	$956,114	$153,398
Units Outstanding (in thousands)	109,600	161,304	13,038	55,802	9,255	6,964	6,104	37,524	87,824	12,987
Investment Income Ratio *	0.99%	3.19%	0.00%	6.97%	0.10%	0.19%	1.12%	8.66%	4.94%	1.01%

Period ended December 31, 2010

Net Assets (in thousands)	$972,580	$2,500,105	n/a	$721,610	$83,276	$58,322	$106,819	$279,890	$797,263	$83,408
Units Outstanding (in thousands)	76,831	140,076	n/a	47,902	8,009	5,650	6,283	27,501	76,365	7,689
Investment Income Ratio *	1.48%	2.29%	n/a	7.60%	0.00%	0.21%	1.21%	0.25%	0.00%	0.75%

Period ended December 31, 2009

Net Assets (in thousands)	$694,975	$1,673,846	n/a	$491,310	$19,225	$14,748	$88,889	$111,569	$592,013	$88,880
Units Outstanding (in thousands)	58,299	99,987	n/a	37,428	2,359	1,795	6,119	13,636	63,553	9,096
Investment Income Ratio *	2.99%	3.12%	n/a	8.55%	0.71%	0.61%	5.72%	5.63%	1.22%	0.02%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a)	Commencement of operations January 1, 2011.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$14.163602	$16.729426	$13.685008	$10.914940	$13.691565	$12.013979	$12.596786	$14.308556	$29.492504	$44.948972
Total Return *	26.27%	44.63%	21.14%	0.73%	18.01%	6.42%	11.29%	46.30%	33.35%	31.27%
Ratio of Expenses **	3.51%	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.61%	3.91%	3.91%

Period ended December 31, 2012

Unit Value	$11.216816	$11.566954	$11.296479	$10.835956	$11.601845	$11.289240	$11.318630	$9.780077	$22.116964	$34.241931
Total Return *	8.90%	10.05%	11.57%	4.82%	11.03%	6.89%	9.26%	17.50%	14.27%	9.22%
Ratio of Expenses **	3.51%	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.61%	3.91%	3.91%

Period ended December 31, 2011

Unit Value	$10.299783	$10.510325	$10.125196	$10.337958	$10.449663	$10.561571	$10.359662	$8.323496	$19.355494	$31.351508
Total Return *	8.56%	2.75%	-8.29%	-0.61%	-6.74%	-2.81%	-5.14%	-8.75%	-4.96%	-5.23%
Ratio of Expenses **	3.51%	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.61%	3.91%	3.91%

Period ended December 31, 2010

Unit Value	$9.488017	$10.229163	$11.040307	$10.401392	$11.205082	$10.867131	$10.920968	$9.121174	$20.365095	$33.080837
Total Return *	14.16%	10.33%	12.78%	4.76%	11.79%	7.27%	8.73%	6.18%	12.29%	22.96%
Ratio of Expenses **	3.51%	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.61%	3.91%	3.91%

Period ended December 31, 2009

Unit Value	$8.310996	$9.271159	$9.789636	$9.929091	$10.023459	$10.131046	$10.043857	$8.590651	$18.136812	$26.903923
Total Return *	39.26%***	13.04%***	26.22%	9.41%	23.29%	14.32%	18.60%	2.27%***	37.99%	41.21%
Ratio of Expenses **	3.51%	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.61%	3.91%	3.91%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**	Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.
***	Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$16.498730	$19.606971	$21.097901	$14.001567	$21.271309	$15.411454	$20.227633	$16.769144	$52.169689	$77.323934
Total Return *	29.48%	48.46%	24.52%	3.48%	21.36%	9.33%	14.69%	50.17%	37.49%	35.15%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$12.742209	$13.207260	$16.943113	$13.530606	$17.526999	$14.096669	$17.636234	$11.166615	$37.943892	$57.215482
Total Return *	11.68%	12.97%	14.69%	7.69%	14.19%	9.82%	12.60%	20.62%	6.85%***	12.45%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	0.85%	1.00%

Period ended December 31, 2011

Unit Value	$11.409605	$11.690770	$14.773287	$12.564577	$15.349276	$12.836407	$15.662054	$9.258036	$31.410950	$50.879218
Total Return *	11.31%	5.46%	-5.74%	2.10%	-4.10%	-0.16%***	-2.25%***	-6.34%	-2.16%	-2.44%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$10.250525	$11.085669	$15.672705	$12.306413	$16.005626	$12.777857	$15.820096	$9.884599	$32.104002	$52.149990
Total Return *	17.06%	13.25%	15.92%	7.62%	14.96%	10.09%	11.94%	8.98%	15.60%	26.59%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.10%	1.10%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	$8.756332	$9.788398	$13.520264	$11.435228	$13.922400	$11.607218	$14.132179	$9.069807	$27.771231	$41.195958
Total Return *	38.48%***	74.12%***	29.74%	16.10%***	26.79%	17.33%	22.11%	62.22%***	42.07%	45.38%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.10%	1.10%	1.00%	1.00%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**	Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.
***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$1,781,588	$605,777	$1,425,616	$1,567,878	$4,178,451	$3,071,065	$5,616,026	$362,318	$2,019,757	$2,161,052
Units Outstanding (in thousands)	111,465	31,928	72,852	117,677	211,960	208,670	299,937	22,353	44,000	30,964
Investment Income Ratio *	1.89%	1.16%	0.72%	0.58%	0.90%	0.47%	0.50%	1.27%	0.08%	0.00%

Period ended December 31, 2012

Net Assets (in thousands)	$822,731	$230,392	$988,005	$1,688,160	$3,014,831	$2,671,615	$4,454,811	$112,891	$1,325,286	$1,472,007
Units Outstanding (in thousands)	66,373	17,949	62,719	130,695	184,990	197,840	272,199	10,415	39,723	28,527
Investment Income Ratio *	1.67%	0.91%	0.94%	2.59%	1.27%	1.88%	1.55%	0.96%	0.00%	0.21%

Period ended December 31, 2011

Net Assets (in thousands)	$529,069	$197,440	$748,866	$1,187,614	$2,273,056	$1,942,414	$3,240,548	$80,015	$901,594	$1,176,491
Units Outstanding (in thousands)	47,429	17,293	54,285	98,525	158,754	157,318	222,293	8,851	31,868	25,681
Investment Income Ratio *	1.84%	0.97%	0.66%	2.39%	0.73%	1.97%	1.64%	1.22%	0.00%	0.02%

Period ended December 31, 2010

Net Assets (in thousands)	$216,196	$105,541	$694,558	$886,035	$1,946,317	$1,514,845	$2,629,579	$64,956	$782,772	$981,793
Units Outstanding (in thousands)	21,452	9,700	47,392	74,750	130,135	122,023	176,006	6,691	27,158	21,009
Investment Income Ratio *	1.79%	0.75%	0.76%	2.60%	1.05%	2.16%	1.39%	0.74%	0.04%	0.20%

Period ended December 31, 2009

Net Assets (in thousands)	$79,218	$86,341	$508,673	$572,713	$1,329,575	$930,311	$1,625,059	$53,501	$548,364	$590,369
Units Outstanding (in thousands)	9,158	8,941	40,161	51,869	102,211	82,390	122,140	5,976	22,175	16,143
Investment Income Ratio *	0.04%	0.03%	2.48%	2.03%	2.25%	1.53%	0.85%	0.02%	0.33%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund

Highest expense ratio
Period ended December 31, 2013

Unit Value	$8.872603	$16.100834	$23.823488	$8.009515	$22.147785
Total Return *	-3.45%	31.88%	14.88%	-3.68%	26.29%
Ratio of Expenses **	3.61%	3.91%	3.80%	3.75%	3.70%

Period ended December 31, 2012

Unit Value	$9.189697	$12.209024	$20.737850	$8.315507	$17.537698
Total Return *	-1.20%	14.74%	5.98%	-3.69%	12.11%
Ratio of Expenses **	3.61%	3.91%	3.80%	3.75%	3.70%

Period ended December 31, 2011

Unit Value	$9.301062	$10.640263	$19.567657	$8.634066	$15.643046
Total Return *	-2.21%	-5.82%	-0.57%	-3.67%	-5.61%
Ratio of Expenses **	3.61%	3.91%	3.80%	3.75%	3.70%

Period ended December 31, 2010

Unit Value	$9.510825	$11.297764	$19.680014	$8.962684	$16.572366
Total Return *	-0.72%	11.45%	6.70%	-3.68%	9.57%
Ratio of Expenses **	3.61%	3.91%	3.80%	3.75%	3.70%

Period ended December 31, 2009

Unit Value	$9.579367	$10.137378	$18.445088	$9.305184	$15.125413
Total Return *	-0.28%***	31.83%	15.23%	-3.54%	19.48%
Ratio of Expenses **	3.61%	3.91%	3.80%	3.75%	3.70%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund

Lowest expense ratio
Period ended December 31, 2013

Unit Value	$10.965640	$24.464416	$41.281946	$13.750691	$30.012344
Total Return *	-0.75%	35.97%	18.32%	-0.85%	29.74%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$11.048330	$17.991908	$34.890392	$13.867935	$23.132132
Total Return *	-0.12%***	15.29%***	-0.97%***	-0.30%***	15.19%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	1.00%

Period ended December 31, 2011

Unit Value	$10.785135	$14.943349	$31.176294	$13.642602	$20.081933
Total Return *	0.37%	-3.05%	2.24%	-0.99%	-3.03%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2010

Unit Value	$10.745000	$15.412882	$30.491815	$13.778726	$20.709679
Total Return *	1.91%	14.74%	9.73%	-1.00%	12.57%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2009

Unit Value	$10.543119	$13.433157	$27.789280	$13.917211	$18.397952
Total Return *	6.57%	35.72%	18.50%	-0.85%	22.75%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund

Investment Division data
Period ended December 31, 2013

Net Assets (in thousands)	$697,296	$969,477	$3,194,549	$1,268,083	$638,676
Units Outstanding (in thousands)	66,830	43,153	86,719	104,583	22,497
Investment Income Ratio *	1.34%	1.29%	1.49%	0.00%	1.92%

Period ended December 31, 2012

Net Assets (in thousands)	$647,091	$570,473	$2,294,283	$1,195,108	$430,498
Units Outstanding (in thousands)	61,301	34,539	73,604	97,907	19,603
Investment Income Ratio *	1.03%	1.32%	1.33%	0.00%	2.30%

Period ended December 31, 2011

Net Assets (in thousands)	$493,477	$431,971	$1,709,811	$1,010,793	$362,133
Units Outstanding (in thousands)	47,268	30,832	59,618	82,015	18,923
Investment Income Ratio *	1.27%	1.37%	1.18%	0.00%	1.03%

Period ended December 31, 2010

Net Assets (in thousands)	$334,098	$411,509	$1,228,148	$676,914	$353,077
Units Outstanding (in thousands)	31,935	28,398	43,834	54,428	17,861
Investment Income Ratio *	1.38%	1.03%	1.44%	0.00%	1.02%

Period ended December 31, 2009

Net Assets (in thousands)	$182,385	$318,777	$698,799	$813,943	$245,685
Units Outstanding (in thousands)	17,700	25,158	27,589	64,606	13,947
Investment Income Ratio *	3.80%	1.73%	2.87%	0.18%	1.78%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

KPMG LLP
Aon Center
Suite 5500
200 East Randolph Drive
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Directors
Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account I:

We have audited the accompanying statement of assets and liabilities of each investment division within Jackson National Separate Account I (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the underlying mutual funds and other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each investment division within Jackson National Separate Account I as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, IL
March 7, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

APPENDIX B

KPMG LLP
Aon Center
Suite 5500
200 East Randolph Drive
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
Jackson National Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated income statements, consolidated statements of comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
March 7, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2013	2012
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2013, $48,620,014; 2012, $48,858,082, including $164,803 and $319,258 at fair value under the fair value option at December 31, 2013 and 2012, respectively)	$49,729,105	$53,164,638
Trading securities, at fair value	541,228	412,813
Commercial mortgage loans, net of allowance	6,080,080	5,758,997
Policy loans (includes $3,131,161 and $2,994,756 at fair value under the fair value option at December 31, 2013 and 2012, respectively)	4,477,040	4,374,211
Derivative instruments	1,267,974	2,512,658
Other invested assets	1,470,800	1,368,710
Total investments	63,566,227	67,592,027
Cash and cash equivalents	986,383	1,150,420
Accrued investment income	682,149	678,442
Deferred acquisition costs	6,212,220	4,822,587
Reinsurance recoverable	10,046,745	9,876,908
Income taxes receivable	132,996	226,465
Deferred income taxes, net	110,393	-
Other assets	2,059,280	919,229
Separate account assets	108,787,279	80,134,446
Total assets	$192,583,672	$165,400,524

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$17,148,050	$17,978,248
Other contract holder funds	53,473,073	52,827,628
Funds held under reinsurance treaties, at fair value under fair value option	3,396,987	3,285,118
Debt	284,489	292,274
Securities lending payable	95,754	153,747
Deferred income taxes, net	-	491,570
Derivative instruments	852,953	1,048,459
Other liabilities	2,506,665	1,862,837
Separate account liabilities	108,787,279	80,134,446
Total liabilities	186,545,250	158,074,327

Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,801,965	3,766,912
Shares held in trust	(22,752)	(25,065)
Equity compensation reserve	18,448	12,943
Accumulated other comprehensive income, net of tax (benefit) expense of $(113,674) in 2013 and $737,463 in 2012	526,947	2,107,631
Retained earnings	1,657,406	1,409,244
Total stockholder’s equity	5,995,814	7,285,465
Noncontrolling interests	42,608	40,732
Total equity	6,038,422	7,326,197
Total liabilities and equity	$192,583,672	$165,400,524

See accompanying Notes to Consolidated Financial Statements.

2

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2013	2012	2011
Revenues
Fee income	$3,801,275	$2,787,122	$2,108,159
Premium	286,771	176,270	139,810
Net investment income	3,144,646	2,780,562	2,644,586
Net realized losses on investments:
Total other-than-temporary impairments	(49,930)	(172,730)	(305,805)
Portion of other-than-temporary impairments included in other comprehensive income	29,146	85,876	218,710
Net other-than-temporary impairments	(20,784)	(86,854)	(87,095)
Other net investment losses	(1,969,669)	(630,252)	(673,010)
Total net realized losses on investments	(1,990,453)	(717,106)	(760,105)
Other income	154,714	80,056	52,350
Total revenues	5,396,953	5,106,904	4,184,800
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,026,392	614,214	585,296
Interest credited on other contract holder funds, net of deferrals	1,636,071	1,460,021	1,384,909
Interest expense	42,036	44,561	42,881
Operating costs and other expenses, net of deferrals	1,480,719	1,251,244	1,005,947
Amortization of deferred acquisition and sales inducement costs	284,618	443,676	375,963
Total benefits and expenses	4,469,836	3,813,716	3,394,996
Pretax income	927,117	1,293,188	789,804
Income tax expense	166,997	355,433	212,072
Net Income	760,120	937,755	577,732
Less: Net income (loss) attributable to noncontrolling interests	4,958	(1,736)	4,446
Net income attributable to Jackson	$755,162	$939,491	$573,286

See accompanying Notes to Consolidated Financial Statements.

3

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In thousands)

	Years Ended December 31,
	2013	2012	2011
Net income	$760,120	$937,755	$577,732

Other comprehensive income, net of tax:
Net unrealized (losses) gains on securities not other-than-temporarily impaired (net of tax (benefit) expense of: 2013 $(807,429); 2012 $403,751; 2011 $393,574)	(1,487,770)	764,562	701,875

Net unrealized losses on other-than-temporarily impaired securities (net of tax benefit of: 2013 $7,984; 2012 $25,563; 2011 $67,448)	(14,826)	(47,474)	(125,261)

Reclassification adjustment for losses included in net income (net of tax benefit of: 2013 $43,708; 2012 $27,836; 2011 $32,447)	(81,170)	(51,696)	(60,260)

Total other comprehensive income	(1,583,766)	665,392	516,354
Comprehensive (loss) income	(823,646)	1,603,147	1,094,086
Less: Comprehensive income (loss) attributable to noncontrolling interests	1,876	13,003	(24,603)
Comprehensive (loss) income attributable to Jackson	$(825,522)	$1,590,144	$1,118,689

See accompanying Notes to Consolidated Financial Statements.

4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In thousands)

					Accumulated
		Additional		Equity	Other		Total	Non-
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder’s	Controlling	Total
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity	Interests	Equity
Balances as of December 31, 2010	$13,800	$3,711,500	$(8,188)	$2,838	$911,575	$826,467	$5,457,992	$52,332	$5,510,324
Net income	-	-	-	-	-	573,286	573,286	4,446	577,732
Change in unrealized investment gains and losses, net of tax	-	-	-	-	545,403	-	545,403	(29,049)	516,354
Capital contribution	-	19,401	-	-	-	-	19,401	-	19,401
Dividends to stockholder	-	-	-	-	-	(530,000)	(530,000)	-	(530,000)
Shares acquired at cost	-	-	(17,948)	-	-	-	(17,948)	-	(17,948)
Shares distributed at cost	-	-	9,357	-	-	-	9,357	-	9,357
Reserve for equity compensation plans	-	-	-	7,515	-	-	7,515	-	7,515
Fair value of shares issued under equity compensation plans	-	-	-	(2,386)	-	-	(2,386)	-	(2,386)
Balances as of December 31, 2011	13,800	3,730,901	(16,779)	7,967	1,456,978	869,753	6,062,620	27,729	6,090,349

Net income	-	-	-	-	-	939,491	939,491	(1,736)	937,755
Change in unrealized investment gains and losses, net of tax	-	-	-	-	650,653	-	650,653	14,739	665,392
Capital contribution	-	36,011	-	-	-	-	36,011	-	36,011
Dividends to stockholder	-	-	-	-	-	(400,000)	(400,000)	-	(400,000)
Shares acquired at cost	-	-	(25,220)	-	-	-	(25,220)	-	(25,220)
Shares distributed at cost	-	-	16,934	-	-	-	16,934	-	16,934
Reserve for equity compensation plans	-	-	-	17,107	-	-	17,107	-	17,107
Fair value of shares issued under equity compensation plans	-	-	-	(12,131)	-	-	(12,131)	-	(12,131)
Balances as of December 31, 2012	13,800	3,766,912	(25,065)	12,943	2,107,631	1,409,244	7,285,465	40,732	7,326,197

Net income	-	-	-	-	-	755,162	755,162	4,958	760,120
Change in unrealized investment gains and losses, net of tax	-	-	-	-	(1,580,684)	-	(1,580,684)	(3,082)	(1,583,766)
Capital contribution	-	35,053	-	-	-	-	35,053	-	35,053
Dividends to stockholder	-	-	-	-	-	(507,000)	(507,000)	-	(507,000)
Shares acquired at cost	-	-	(21,208)	-	-	-	(21,208)	-	(21,208)
Shares distributed at cost	-	-	23,521	-	-	-	23,521	-	23,521
Reserve for equity compensation plans	-	-	-	13,129	-	-	13,129	-	13,129
Fair value of shares issued under equity compensation plans	-	-	-	(7,624)	-	-	(7,624)	-	(7,624)
Balances as of December 31, 2013	$13,800	$3,801,965	$(22,752)	$18,448	$526,947	$1,657,406	$5,995,814	$42,608	$6,038,422

See accompanying Notes to Consolidated Financial Statements.

5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net income	$760,120	$937,755	$577,732
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains on investments	(81,145)	(28,487)	(113,933)
Net losses on derivatives	1,865,137	585,288	809,328
Interest credited on other contract holder funds, gross	1,650,459	1,473,482	1,396,036
Mortality, expense and surrender charges	(743,799)	(462,531)	(343,983)
Amortization of discount and premium on investments	49,408	39,699	5,428
Deferred income tax expense	277,078	53,323	153,591
Share-based compensation	39,947	32,946	11,802
Change in:
Accrued investment income	(3,707)	(10,276)	(22,423)
Deferred sales inducements and acquisition costs	(848,133)	(832,841)	(810,412)
Trading portfolio activity, net	(128,415)	(88,260)	151,494
Income taxes receivable (payable)	86,261	25,030	(130,920)
Other assets and liabilities, net	85,812	245,722	(495,938)
Net cash provided by operating activities	3,009,023	1,970,850	1,187,802

Cash flows from investing activities:
Sales, maturities and repayments of:
Fixed maturities	5,798,733	6,507,615	8,981,098
Commercial mortgage loans	1,339,273	918,780	1,323,959
Purchases of:
Fixed maturities	(5,543,494)	(5,294,561)	(8,202,646)
Commercial mortgage loans	(1,654,026)	(1,137,725)	(1,185,257)
Purchase of REALIC, net of cash acquired	(17,696)	(354,172)	-
Other investing activities	(2,489,841)	(1,413,375)	(514,011)
Net cash (used in) provided by investing activities	(2,567,051)	(773,438)	403,143

Cash flows from financing activities:
Policyholders’ account balances:
Deposits	25,196,030	23,226,461	20,374,771
Withdrawals	(11,810,633)	(9,101,692)	(8,846,295)
Net transfers to separate accounts	(14,094,490)	(14,164,019)	(12,256,282)
Net proceeds from (payments on) repurchase agreements	415,271	(100,709)	(451,678)
Net proceeds from (payments on) Federal Home Loan Bank notes	200,000	(150,000)	150,000
Net payments on debt	(7,500)	(5,000)	(40,870)
Shares held in trust at cost, net	2,313	(8,286)	(8,591)
Payment of cash dividends to Parent	(507,000)	(400,000)	(530,000)
Net cash used in financing activities	(606,009)	(703,245)	(1,608,945)

Net (decrease) increase in cash and cash equivalents	(164,037)	494,167	(18,000)

Cash and cash equivalents, beginning of year	1,150,420	656,253	674,253
Total cash and cash equivalents, end of year	$986,383	$1,150,420	$656,253

Supplemental Cash Flow Information
Income tax (received) paid	$(241,921)	$241,201	$170,022
Interest paid	$21,900	$22,011	$22,356

See accompanying Notes to Consolidated Financial Statements.

6

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

1.     Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
●
Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Squire Reassurance Company LLC (“Squire Re”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;

●
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

●	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;
●	Hermitage Management, LLC, a wholly owned subsidiary that holds and manages certain real estate related investments;
●	Other insignificant wholly owned subsidiaries; and
●	Other partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

Acquisition
On September 4, 2012, the Company acquired 100% of the equity of SRLC America Holding Corp. (“SRLC”) from Swiss Re Life Capital Ltd (“Swiss Re”) for a preliminary purchase price of $663.3 million, which was reduced by a $73.9 million current net operating loss carryback income tax recoverable, resulting in an initial cash payment of $589.4 million at the time of sale.  Subsequent adjustments through December 31, 2012 reduced the preliminary purchase price from $663.3 million to $587.3 million, which was subject to final agreement with Swiss Re.  In 2013, after finalizing the opening balance sheet and the resolution of purchase price discussions with Swiss Re, the final purchase price was settled at $605.1 million.  See Note 3 for additional information regarding the acquisition.

SRLC’s primary subsidiary was Reassure America Life Insurance Company (“REALIC”), which was merged into Jackson as of December 31, 2012.  REALIC’s primary business activity involved the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force.  In addition to REALIC, SRLC had other insignificant subsidiaries.  Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  Intercompany accounts and transactions have been eliminated upon consolidation.   Certain amounts in the 2012 and 2011 consolidated financial statements and notes to the consolidated financial statements have been reclassified to conform to the 2013 presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize

7

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

deferred tax benefits; 6) estimates related to establishment of loan loss reserves, allowances on receivables, liabilities for lawsuits and state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; 8) value of guarantee obligations; and 9) value of business acquired, its recoverability and amortization.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

2.	Summary of Significant Accounting Policies

Changes in Accounting Principles – Adopted in Current Year
In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-10, “Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes,” which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB Accounting Standards Codification in addition to interest rates on direct Treasury obligations of the U.S. government and the London Interbank Offered Rate (“LIBOR”) swap rate.  Effective January 1, 2013, the Company adopted ASU No. 2013-10, with no impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU No. 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income,” which requires enhanced reporting of amounts reclassified out of accumulated other comprehensive income by component of such amounts either on the face of the financial statements or in the notes to the financial statements.  This information is required to be applied prospectively.  Effective January 1, 2013, the Company adopted ASU No. 2013-02 and has included the required disclosures in Note 20, with no impact on the Company’s consolidated financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting and related arrangements, and in January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” which clarifies the definition of a master netting arrangement and the intended scope of ASU No. 2011-11.  Effective January 1, 2013, the Company adopted ASU No. 2011-11, after considering the scope clarification in ASU No. 2013-01, and has included the required disclosures in Note 5, with no significant impact on the Company’s consolidated financial statements.

Changes in Accounting Principles – Issued but Not Yet Adopted
In July 2013, the FASB issued ASU No. 2013-11, “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists,” in order to explicitly define the financial statement presentation requirements in GAAP.  ASU No. 2013-11 provides that unrecognized tax benefits should be presented as a reduction of a deferred tax asset for a net operating loss or other tax credit carryforward when settlement in this manner is available under the tax law.  ASU No. 2013-11 is effective for periods beginning after December 15, 2013 and is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2013, the FASB issued ASU No. 2013-08, “Financial Services – Investment Companies – Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria a company must meet to qualify as an investment company and provides comprehensive accounting guidance for assessing whether an entity is an investment company.  ASU No. 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity’s purpose and design to determine whether it is an investment company. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption.  If an entity becomes classified as an investment company, the standard should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption.  ASU No. 2013-08 is effective for periods beginning after

8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

December 15, 2013 and is not expected to have a material impact on the Company’s consolidated financial statements.

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments
Fixed maturities consist primarily of bonds, notes, and asset-backed securities.  Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method.  Discounts and premiums on asset-backed securities are amortized over the estimated redemption period.  Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events.  For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $826.3 million and $878.0 million as of December 31, 2013 and 2012, respectively.

Fixed maturities are generally classified as available for sale and are carried at fair value.  For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further described in Note 4.

At December 31, 2013 and 2012, all equity holdings were classified as trading.  Trading securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, impairments or allowance for loan losses.

On a periodic basis, the Company assesses the commercial mortgage loan portfolio for the need for an allowance for loan losses.  In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.  The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process and a portfolio reserve for probable incurred but not specifically identified losses for performing loans.  The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest.  This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions.  In determining the portfolio reserve for incurred but not specifically identified losses, Jackson considers the current credit composition of the portfolio based on the results of its loan modeling analysis, which considers property type, default statistics, historical losses and other relevant factors to determine probability of default and other default loss estimates.  Model assumptions are updated each quarter and, based upon actual loan experience, are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.  The valuation allowance for commercial mortgage loans can increase or decrease from period to period based on these factors.  Changes in the allowance for loan losses are recorded in investment income.

Separately, the Company also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above.  Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses.  As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status.  In this case, all cash received is applied against the carrying value of the loan.

9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral.  In connection with the acquisition of REALIC, the Company elected the fair value option upon acquisition of policy loans held as collateral for reinsurance, further described below.  At December 31, 2013 and 2012, $3.1 billion and $3.0 billion of these loans were carried at fair value, respectively, which the Company believes is equal to the unpaid principal balances plus accrued investment income.  At December 31, 2013 and 2012, the Company had $1.3 billion and $1.4 billion of policy loans not held as collateral for reinsurance, respectively, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate.  Carrying values for limited partnership investments are determined by using the proportion of Jackson’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value.

Real estate is carried at the lower of depreciated cost or fair value.

The Company holds interests in VIEs that represent primary beneficial interests.  These consolidated VIEs are comprised of entities structured to hold and manage investments.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

In connection with the acquisition of REALIC, the Company elected the fair value option for certain assets which are held as collateral for reinsurance, as further described below.  Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option.  The value of the funds held liability is equal to the fair value of the assets held as collateral.  The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements.

The changes in unrealized gains and losses on certain investments which are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements.  The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Derivative Instruments and Embedded Derivatives
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks.  These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred.  The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements.  The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.  There were no charges due to nonperformance by derivative counterparties in 2013, 2012, or 2011.

The Company generally uses freestanding derivative instruments for hedging purposes.  Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivative instruments.  Further details regarding Jackson’s derivative positions are included in Note 5.  The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.  Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value.  The results from freestanding derivative instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in net income, as further detailed in Note 5.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most fixed maturity securities that are model priced using observable inputs are classified within Level 2.  Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk).  Limited partnership interests and those embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values.  Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy.  In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.  As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available.  The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate.  When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there may be no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 6 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred acquisition costs.  These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting.  All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized gains

11

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

and losses and derivative movements, for annuities and interest-sensitive life products.  Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.  Deferred acquisition costs decreased by $591.0 million and $1,244.9 million at December 31, 2013 and 2012, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns.  Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.4% and 8.4% for 2013 and 2012, respectively, after investment management fees.  The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years.  At December 31, 2013 and 2012, projected returns after the next five years were set at 7.4% and 8.4%, respectively.  At December 31, 2013 and 2012, projected returns under mean reversion were below the 15% cap.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization.  No such write-offs were required for 2013, 2012, and 2011.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred sales inducement costs.  Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities are capitalized as deferred sales inducements and included in other assets.  Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and derivative movements.  Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.  Deferred sales inducements decreased by $104.8 million and $216.5 million at December 31, 2013 and 2012, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization.  No such write-offs were required for 2013, 2012, and 2011.

12

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, fund allocation, mortality, persistency, rider utilization and policy maintenance expenses.  Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Held Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business.  Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.  Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

In connection with and prior to the previously mentioned acquisition, REALIC entered into three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”).  Pursuant to these retro treaties, the Company ceded on a 100% coinsurance basis to SRZ and SRZ assumed certain blocks of business written or reinsured by REALIC.

As a result of these retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral for the reinsurance recoverable.  Investment income and capital gains or losses earned on assets held as collateral are paid by the Company to SRZ pursuant to the terms of the treaties.  Investment income and capital gains and losses are reported net of investment income and capital gains and losses on funds held under reinsurance treaties, with no net impact on the Company’s consolidated income statement.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap).  However, at acquisition, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income.  Accordingly, the embedded derivative is not bifurcated or separately valued.

Value of Business Acquired
As a result of the acquisition of SRLC in 2012, which is further described in Note 3, the Company recorded an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets.  In connection with the acquisition of insurance policies and investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts.  This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies.  The Company has established a VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts, as a result of the acquisition of SRLC.  This intangible asset will be amortized over the life of the business, which approximates 20 years.  The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York.  Subsequent to the liquidation of SRLC on September 5, 2012, REALIC also joined the consolidated tax return through the date of its merger into the Company on December 31, 2012.  Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson.  All other subsidiaries are limited liability companies with all of their interests owned by Jackson.  Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the

13

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

operations of Jackson.  Income tax expense is the lesser of the amount calculated on a separate company basis or Jackson’s pro-rata share of the actual liability as determined under the consolidated return taking into account only Jackson and Brooke Life.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses.  Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.  Jackson is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations.  These assumptions are not unlocked unless the reserve is determined to be deficient.  Mortality assumptions range from 25% to 175% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 2.5% to 6.0%.  Lapse and expense assumptions are based on Company experience.  The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate.  This adjustment was recorded in reserves for future policy benefits and claims payable.  This component of the acquired reserves is reassessed at the end of each period, taking into account changes in the inforce block.  Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statement.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to the REALIC acquired business.  For deferred annuities, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  For the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value.  The liability for index linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract and 2) the fair value of the embedded option component of the contract.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

14

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, including unrealized foreign currency gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date.  Foreign currency gains and losses are included in other investment losses.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Members are required to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s stable value business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations.  Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position.  A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable.  It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position.  However, it is the opinion of management that the ultimate disposition of contingent liabilities will not have a material adverse effect on the Company’s financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2013 and 2012, the assets and liabilities associated with variable life and annuity contracts, aggregated $108.8 billion and $80.1 billion, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 10 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan.  These deposits are allocated to the Jackson National Separate Account – II, which had balances of $290.6 million and $217.8 million at December 31, 2013 and 2012, respectively.  The Company receives administrative fees for managing the funds.  These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance.  Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.  Refer to Note 11 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 15, the Company has certain share award plans that are either equity settled or liability settled.  For equity settled share award plans, the Company recognizes compensation expense based on a grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model, ratably over the requisite service period of each individual grant, which generally equals the vesting period.  For the liability settled share award plans, the associated compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to cash settlement alternatives.

15

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses.  Fee income also includes revenues related to asset management fees and certain service fees.  Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 7, 2014, which is the date the consolidated financial statements were available to be issued.

3.     Acquisition

On September 4, 2012, the Company acquired 100% of the equity in SRLC from Swiss Re for a preliminary purchase price of $663.3 million, which was reduced by a $73.9 million current net operating loss carryback income tax recoverable, resulting in an initial cash payment of $589.4 million at the time of sale. Subsequent adjustments through December 31, 2012, reduced the preliminary purchase price from $663.3 million to $587.3 million, which was subject to final agreement with Swiss Re.  In 2013, after finalizing the opening balance sheet and the resolution of purchase price discussions with Swiss Re, the final purchase price was settled at $605.1 million.

SRLC’s primary subsidiary was REALIC, which was merged into Jackson as of December 31, 2012.  REALIC’s primary business activity involved the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force.  In addition to REALIC, SRLC had several other insignificant subsidiaries.  Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.  The results of the above mentioned subsidiaries have been included in these consolidated financial statements since the date of acquisition.

In conjunction with the acquisition, which was accounted for under the purchase method of accounting, the Company recorded a VOBA intangible asset of $8.0 million, for acquired life insurance policies and annuity contracts.  This intangible asset, which was reported in other assets at December 31, 2012, represented the actuarially estimated present value of future cash flows from the acquired policies.  As a result of the Company’s final review and updated information on certain accruals, related expenses and valuation adjustments during the twelve month measurement period following the acquisition close date, the VOBA intangible asset was increased to $48.7 million.  This intangible asset will be amortized over the life of the business, which approximates 20 years.  The unamortized VOBA balance is subject to recoverability throughout each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

As a result of these adjustments and the final agreed purchase price, the net amount of assets acquired and liabilities assumed exceeded the final purchase price, with the related income impact of $47.0 million included in other income in 2013.  In accordance with business combination accounting guidance and before recognizing the gain as a bargain purchase, the Company completed a final reassessment of all the assets acquired and all the liabilities assumed.

16

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Twelve and four months of earnings of the acquired entities are included in the consolidated financial statements of the Company for the years ended December 31, 2013 and 2012, respectively.

The following table summarizes the fair value of SRLC’s assets acquired and liabilities assumed, as of the September 4, 2012 acquisition date (in thousands):

As Reported
at December
31, 2012
Assets:
Fixed maturities	$11,401,180
Trading securities, at fair value	8,946
Commercial mortgage loans	18,326
Policy loans (includes $2,951,560 at fair value under the fair value option)	3,483,191
Cash and cash equivalents	233,176
Accrued investment income	91,981
Reinsurance recoverable	8,647,203
Value of business acquired	8,000
Deferred income taxes, net	618,500
Other assets	131,090
Separate account assets	100,870
Total assets	24,742,463
Liabilities:
Reserves for future policy benefits and claims payable and other contract holder funds	20,409,694
Funds held under reinsurance treaties, at fair value under fair value option	3,295,994
Other liabilities	348,557
Separate account liabilities	100,870
Total liabilities	24,155,115
Net assets acquired	$587,348

The Company obtained valuation of certain of its reserves for the acquired blocks of business from an actuarial consulting firm; however, all estimates, key assumptions, or other valuation methodologies were either provided by or reviewed by the Company.  The fair value analyses and valuation methodologies related to its reserves represent the conclusions of the Company’s management and not the conclusions or statements of any third-party.

As described above, the Company completed its final review of the acquired assets and assumed liabilities during the twelve month measurement period following the acquisition date.  As a result of adjustments made during this review, the final net assets acquired totaled $609.7 million.

The following table presents selected financial information reflecting results since September 4, 2012 of the acquired entities that are included in the Company’s consolidated income statements for the year ended December 31, 2012 (in thousands):

Total revenues	$355,164
Pretax income	96,480

17

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table reflects the unaudited pro forma results for the Company, giving effect to the acquisition as if it had occurred as of the beginning of each of the periods presented and includes the result of certain non-recurring restructuring transactions effected by SRLC prior to the acquisition (in thousands).

	For the Years Ended December 31,
	2012	2011
Total revenues	$5,896,740	$5,371,487
Total expenses	(4,505,032)	(4,523,526)
Pretax income	1,391,708	847,961
Income tax expense	389,909	205,328
Net income	$1,001,799	$642,633

While the unaudited pro forma results reflect the combined operations of Jackson and the acquired business, they are not necessarily indicative, nor are they intended to be indicative, of the financial position and future operating results of the merged companies.

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds, asset-backed securities and commercial mortgage loans.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest.  The Company’s strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Fixed Maturities
The following table sets forth the composition of the fair value of fixed maturities at December 31, 2013, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor.   At December 31, 2013, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $196.8 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Carrying Value
Investment Rating	December 31, 2013
AAA	21.9%
AA	5.2%
A	31.0%
BBB	36.7%
Investment grade	94.8%
BB	2.5%
B and below	2.7%
Below investment grade	5.2%
Total fixed maturities	100.0%

At December 31, 2013, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 87% were investment grade, 5% were below investment grade and 8% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated were approximately 10% of the aggregate gross unrealized losses on available for sale fixed maturities.

18

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Corporate securities in an unrealized loss position were diversified across industries.  As of December 31, 2013, the industries accounting for the larger percentage of unrealized losses included energy (6% of fixed maturities gross unrealized losses) and healthcare (5%).  The largest unrealized loss related to a single corporate obligor was $12.3 million at December 31, 2013.

At December 31, 2013 and 2012, the amortized cost, gross unrealized gains and losses, fair value and non-credit other-than-temporary impairment (“OTTI”) of available for sale fixed maturities, including $164.8 million and $319.3 million in securities carried at fair value under the fair value option, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2013	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$4,923,547	$116,113	$522,827	$4,516,833	$-
Other government securities	1,160,904	247	163,165	997,986	(150)
Public utilities	4,190,566	323,127	61,707	4,451,986	-
Corporate securities	30,876,619	1,732,115	550,449	32,058,285	-
Residential mortgage-backed	2,901,888	61,468	60,532	2,902,824	(17,496)
Commercial mortgage-backed	3,578,810	293,747	45,670	3,826,887	(4,154)
Other asset-backed securities	987,680	19,266	32,642	974,304	(3,790)
Total fixed maturities	$48,620,014	$2,546,083	$1,436,992	$49,729,105	$(25,590)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2012	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$5,184,095	$408,142	$104,555	$5,487,682	$-
Other government securities	1,227,727	2,864	11,848	1,218,743	-
Public utilities	4,152,032	559,519	6,732	4,704,819	-
Corporate securities	29,690,303	3,039,115	40,707	32,688,711	-
Residential mortgage-backed	3,812,349	141,072	78,898	3,874,523	(19,544)
Commercial mortgage-backed	3,800,532	492,460	50,463	4,242,529	(2,859)
Other asset-backed securities	991,044	24,005	67,418	947,631	(12,768)
Total fixed maturities	$48,858,082	$4,667,177	$360,621	$53,164,638	$(35,171)

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

19

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2013, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized (1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$1,249,011	$29,534	$29	$1,278,516
Due after 1 year through 5 years	8,368,934	738,995	7,900	9,100,029
Due after 5 years through 10 years	22,383,012	1,142,886	366,518	23,159,380
Due after 10 years through 20 years	3,246,592	142,539	171,144	3,217,987
Due after 20 years	5,904,087	117,648	752,557	5,269,178
Residential mortgage-backed	2,901,888	61,468	60,532	2,902,824
Commercial mortgage-backed	3,578,810	293,747	45,670	3,826,887
Other asset-backed securities	987,680	19,266	32,642	974,304
Total	$48,620,014	$2,546,083	$1,436,992	$49,729,105

(1)  Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

U.S. Treasury securities with a carrying value of $105.4 million and $119.0 million at December 31, 2013 and 2012, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2013, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were nil and $5.6 million, respectively.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2013 were $16 thousand and $5.7 million, respectively.

At December 31, 2012, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $30 thousand and $7.4 million, respectively.  The amortized cost and carrying value of fixed maturities that were non-income producing for the 12 months preceding December 31, 2012 were $30 thousand and $7.4 million, respectively.

At December 31, 2013 and 2012, fixed maturities include $144.6 million and $273.8 million held in trust pursuant to the retro treaties with SRZ, respectively.

20

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”).  The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2013	Cost (1)	Gains	Losses	Value
Prime	$516,277	$13,852	$6,730	$523,399
Alt-A	443,920	6,093	5,451	444,562
Subprime	442,376	6,433	25,475	423,334
Total non-agency RMBS	$1,402,573	$26,378	$37,656	$1,391,295

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2012	Cost (1)	Gains	Losses	Value
Prime	$723,602	$24,411	$13,878	$734,135
Alt-A	516,043	12,646	7,702	520,987
Subprime	473,891	3,292	54,439	422,744
Total non-agency RMBS	$1,713,536	$40,349	$76,019	$1,677,866

(1)  Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  Of the Company’s investments in Alt-A related mortgage-backed securities, 12% are rated investment grade by at least one NRSRO.  Of the Company’s investments in subprime related mortgage-backed securities, 29% are rated investment grade by at least one NRSRO.  In 2013, the Company recorded other-than-temporary impairment charges of $2.8 million, $3.0 million, and $2.6 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2012, the Company recorded other-than-temporary impairment charges of $4.5 million, $11.3 million, and $9.5 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2011, the Company recorded other-than-temporary impairment charges of $14.1 million, $20.2 million, and $4.5 million on securities backed by prime, Alt-A and subprime loans, respectively.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  At December 31, 2013, the amortized cost and fair value of the Company’s investment in CMBS was $3.6 billion and $3.8 billion, respectively, of which 99% were rated investment grade by at least one NRSRO.  In 2013, 2012 and 2011, the Company recorded other-than-temporary impairment charges on CMBS of $3.5 million, $3.4 million and $1.0 million, respectively.

Direct investments in below investment grade syndicated bank loans are included in corporate securities.  Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers.  As such, investors in these securities that become impaired have historically experienced less severe losses compared to corporate bonds.  At December 31, 2013, the amortized cost and fair value of the Company’s direct investments in bank loans were $52.1 million and $51.9 million, respectively.  At December 31, 2012, the amortized cost and fair value of the Company’s direct investments in bank loans were $87.1 million and $87.7 million, respectively.  The Company did not have any impairments on these securities in 2013, 2012 and 2011.

21

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table summarizes the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (dollars in thousands):

	December 31, 2013			December 31, 2012

	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$40,578	$1,090,585	10	$104,555	$2,276,880	22
Other government securities	81,564	556,464	34	11,848	718,324	28
Public utilities	48,065	978,938	90	6,640	264,513	52
Corporate securities	398,549	8,198,063	693	38,948	2,317,590	273
Residential mortgage-backed	21,660	747,039	77	3,962	541,659	110
Commercial mortgage-backed	23,436	772,286	61	2,835	222,950	32
Other asset-backed securities	2,454	201,089	31	48	75,326	15
Total temporarily impaired securities	$616,306	$12,544,464	996	$168,836	$6,417,242	532

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$482,249	$1,631,975	11	$-	$-	-
Other government securities	81,601	352,888	14	-	-	-
Public utilities	13,642	84,753	22	92	2,682	1
Corporate securities	151,900	1,176,967	142	1,759	94,279	16
Residential mortgage-backed	38,872	614,345	142	74,936	568,627	109
Commercial mortgage-backed	22,234	132,909	21	47,628	58,608	17
Other asset-backed securities	30,188	164,027	28	67,370	227,255	44
Total temporarily impaired securities	$820,686	$4,157,864	380	$191,785	$951,451	187

	Total			Total
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$522,827	$2,722,560	21	$104,555	$2,276,880	22
Other government securities	163,165	909,352	48	11,848	718,324	28
Public utilities	61,707	1,063,691	112	6,732	267,195	53
Corporate securities	550,449	9,375,030	835	40,707	2,411,869	289
Residential mortgage-backed	60,532	1,361,384	219	78,898	1,110,286	219
Commercial mortgage-backed	45,670	905,195	82	50,463	281,558	49
Other asset-backed securities	32,642	365,116	59	67,418	302,581	59
Total temporarily impaired securities	$1,436,992	$16,702,328	1,376	$360,621	$7,368,693	719

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

22

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Securities the Company determines are underperforming or potential problem securities are subject to regular review.  To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list.  Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired.  Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

The Company recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exists:

●	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
●	The Company intends to sell a security; or,
●	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure.  The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

23

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Specifically for Prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.  As of December 31, 2013 and 2012, assumed default rates for delinquent loans ranged from 15% to 100%.  At December 31, 2013 and 2012, assumed loss severities were applied to generate and analyze cash flows of each bond and ranged from 30% to 70%.

These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against other third-party sources.  In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value.  For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income reflect the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized losses on investments (in thousands):

	Years Ended December 31,
	2013	2012	2011
Available-for-sale securities
Realized gains on sale	$135,023	$173,337	$287,507
Realized losses on sale	(34,448)	(65,495)	(85,037)
Impairments:
Total other-than-temporary impairments	(49,930)	(172,730)	(305,805)
Portion of other-than-temporary impairments included in other comprehensive income	29,146	85,876	218,710
Net other-than-temporary impairments	(20,784)	(86,854)	(87,095)
Other	1,354	7,499	(1,442)
Net realized gains on non-derivative investments	81,145	28,487	113,933
Net losses on derivative instruments	(2,071,598)	(745,593)	(874,038)
Total net realized losses on investments	$(1,990,453)	$(717,106)	$(760,105)

Included in net realized losses on investments are impairment charges on commercial mortgage loans and other invested assets of $3.2 million, nil and $19.3 million in 2013, 2012 and 2011, respectively.  The net losses on derivative instruments included in the above table are further detailed in Note 5.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2013, 2012, and 2011 was $640.4 million, $649.0 million, and $1,053.2 million, respectively, which was approximately 95%, 91%, and 93% of book value, respectively.

24

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2013	2012
Cumulative credit loss beginning balance	$364,186	$404,756
Additions:
New credit losses	5,310	26,073
Incremental credit losses	12,268	60,781
Reductions:
Securities sold, paid down or disposed of	(60,996)	(124,172)
Securities where there is intent to sell	(2,564)	(3,252)
Cumulative credit loss ending balance	$318,204	$364,186

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary.  The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows.  These assessments are based on the best available information at the time.  Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility.  If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans
Commercial mortgage loans of $6.1 billion and $5.8 billion at December 31, 2013 and 2012, respectively, are reported net of an allowance for loan losses of $11.5 million and $20.4 million at each date, respectively.  At December 31, 2013, commercial mortgage loans were collateralized by properties located in 43 states.  Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans.  Jackson periodically reviews these loans for impairment and, during 2013, 2012, and 2011, recognized impairment charges against the allowance for loan losses of $1.0 million, $8.4 million, and $34.5 million, respectively.  In addition, Jackson recorded impairments as a realized loss of $3.2 million during 2013 and $9.7 million during 2011.  In 2012, Jackson did not record any impairments as a realized loss.

The following table provides a summary of the allowance for losses in the Company’s commercial mortgage loan portfolio at December 31, 2013 and 2012 (in thousands):

	Years Ended December 31,
Allowance for loan losses:	2013	2012
Balance at beginning of year	$20,395	$20,106
Charge-offs	(1,049)	(8,394)
Recoveries	-	-
Net charge-offs	(1,049)	(8,394)
(Reduction) provision for loan losses	(7,814)	8,683
Balance at end of year	$11,532	$20,395

25

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table provides a summary of the allowance for losses in Jackson’s commercial mortgage loan portfolio (in thousands):

	December 31, 2013		December 31, 2012
	Allowance for Loan Losses	Recorded Investment	Allowance for Loan Losses	Recorded Investment

Individually evaluated for impairment	$352	$79,371	$9,216	$204,546
Collectively evaluated for impairment	11,180	6,000,709	11,179	5,554,451
Total	$11,532	$6,080,080	$20,395	$5,758,997

The table below illustrates the delinquency status and accrual status of the carrying value of Jackson’s commercial mortgage loan holdings as of December 31, 2013 and 2012 (in thousands).  Delinquency status is determined from the date of the first missed contractual payment.

	2013	2012
Accruing
Current	$6,080,080	$5,757,487
Less than 60 days delinquent	-	-
60 days to 90 days delinquent	-	-
91 days or more delinquent	-	904
Total accruing	6,080,080	5,758,391
Non-accrual	-	606
Total	$6,080,080	$5,758,997

26

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Under Jackson’s policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans continue to be closely evaluated subsequent to impairment.  The table below summarizes the recorded investment, unpaid principal balance, related loan allowance, average recorded investment and investment income recognized on impaired loans during 2013 and 2012 (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2013:
Impaired Loans with a Valuation Allowance
Office	$7,950	$9,173	$352	$5,827	$391
Impaired Loans without a Valuation Allowance
Apartment	863	863	-	15,175	843
Hotel	49,721	52,978	-	61,608	3,266
Office	20,837	20,837	-	25,013	1,169
Warehouse	-	-	-	2,100	164
Total	71,421	74,678	-	103,896	5,442
Total Impaired Loans
Apartment	863	863	-	15,175	843
Hotel	49,721	52,978	-	61,608	3,266
Office	28,787	30,010	352	30,840	1,560
Warehouse	-	-	-	2,100	164
Total	$79,371	$83,851	$352	$109,723	$5,833

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2012:
Impaired Loans with a Valuation Allowance
Apartment	$85,750	$113,107	$6,500	$91,708	$4,601
Hotel	41,823	44,502	2,678	39,291	1,655
Office	11,314	11,351	38	11,338	828
Total	138,887	168,960	9,216	142,337	7,084
Impaired Loans without a Valuation Allowance
Hotel	26,509	30,036	-	30,683	1,742
Office	28,474	31,811	-	42,519	1,582
Retail	-	-	-	750	-
Warehouse	10,676	10,676	-	9,682	633
Total	65,659	72,523	-	83,634	3,957
Total Impaired Loans
Apartment	85,750	113,107	6,500	91,708	4,601
Hotel	68,332	74,538	2,678	69,974	3,397
Office	39,788	43,162	38	53,857	2,410
Retail	-	-	-	750	-
Warehouse	10,676	10,676	-	9,682	633
Total	$204,546	$241,483	$9,216	$225,971	$11,041

27

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following tables provide information about the credit quality of commercial mortgage loans (in thousands):

	December 31, 2013
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,891,670	$-	$-	$-	$1,891,670
Hotel	494,660	49,721	-	-	544,381
Office	740,004	28,787	-	-	768,791
Retail	1,149,405	-	-	-	1,149,405
Warehouse	1,725,833	-	-	-	1,725,833
Total	$6,001,572	$78,508	$-	$-	$6,080,080

	December 31, 2012
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,375,303	$30,281	$904	$-	$1,406,488
Hotel	536,377	53,224	-	-	589,601
Office	889,084	37,032	-	606	926,722
Retail	1,063,642	-	-	-	1,063,642
Warehouse	1,765,268	7,276	-	-	1,772,544
Total	$5,629,674	$127,813	$904	$606	$5,758,997

The $904 thousand of commercial mortgage loans at December 31, 2012 that were greater than 90 days delinquent were also restructured.

The following table provides information about commercial mortgage loans involved in a troubled debt restructuring as of December 31, 2013 (in thousands, except number of contracts):

	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Troubled Debt Restructuring
Office	1	$6,477	$7,950

During 2012, there were no commercial mortgage loans involved in a troubled debt restructuring.

Securitizations
In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction.  Jackson contributed commercial mortgages with a total principal amount of $623.6 million to MSDW and retained beneficial interest.  Prior to 2010, MSDW, a qualified special purpose entity, was not consolidated by Jackson.

Effective January 1, 2010, as a result of adoption of accounting guidance on certain investment funds, the Company was deemed to be the primary beneficiary of MSDW and, therefore, consolidated MSDW.  In March 2011, the external debt of MSDW was paid off entirely.  As such, Jackson’s consolidated financial statements include MSDW assets of $25.4 million and $36.5 million at December 31, 2013 and 2012, respectively.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships and real estate.  Investments in limited partnerships have carrying values of $1,310.4 million and $1,219.5 million at December 31, 2013 and 2012, respectively.  Real estate totaling $160.4 million and $149.2 million at December 31, 2013 and 2012, respectively, include foreclosed properties with a book value of $0.7 million in both years.

28

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Limited Purpose Enhanced Return Entities (“SERVES”)
In 2004, Jackson acquired a $47.5 million debt interest in a limited purpose entity, SERVES 2004-1 (“SERVES 3”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $300.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  During 2008 and 2009, Jackson entered into option put and forbearance agreements with the counterparty to the SERVES 3 entity in exchange for the counterparty forbearing its right to initiate forced liquidation of the entity under certain market value triggers.

As a result of the additional exposure to SERVES 3 upon entering into the option put and forbearance agreements, Jackson determined that it is the primary beneficiary of SERVES 3 and, accordingly, consolidated SERVES 3 in its financial statements.  The accompanying consolidated financial statements include the underlying assets of $19.6 million and net liabilities of $6.3 million at December 31, 2012, respectively, of this entity.  SERVES 3 was unwound in August 2013.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2013 and 2012, the estimated fair value of loaned securities was $93.6 million and $149.5 million, respectively.  The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  At December 31, 2013 and 2012, cash collateral received in the amount of $95.8 million and $153.7 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income.  Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities.  These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets.  During 2013 and 2012, short-term borrowings under such agreements averaged $229.4 million and $176.7 million, respectively, with weighted average interest rates of 0.08% and 0.02% during 2013 and 2012, respectively.  At December 31, 2013, the outstanding balance was $415.3 million, which was included within other liabilities in the consolidated balance sheets.  At December 31, 2012, there was no outstanding balance.  Interest expense totaled $0.2 million, $0.3 million, and $0.5 million in 2013, 2012, and 2011, respectively.  The highest level of short-term borrowings at any month end was $691.5 million in 2013 and $544.7 million in 2012.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Fixed maturities	$2,240,592	$2,134,759	$2,164,833
Commercial mortgage loans	307,361	294,581	283,881
Limited partnerships	267,892	136,649	85,949
Derivative instruments	206,461	160,305	64,710
Policy loans	391,089	172,212	66,860
Other investment income	56,838	30,442	30,458
Total investment income	3,470,233	2,928,948	2,696,691
Less income on funds held under reinsurance treaties	(263,196)	(93,021)	-
Less investment expenses	(62,391)	(55,365)	(52,105)
Net investment income	$3,144,646	$2,780,562	$2,644,586

29

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Investment income of $64.9 million, $25.0 million, and $17.0 million was recognized on trading securities held at December 31, 2013, 2012, and 2011, respectively. During 2013, investment income was reduced by $25.1 million on securities carried at fair value with changes in value recorded through income.  During 2012 and 2011, $0.8 million and $11.2 million, respectively, of investment income was recognized on securities carried at fair value with changes in value recorded through income.

During 2013, investment income was reduced by $263.2 million for expense incurred on the liability for funds held under reinsurance treaties, including $287.1 million on policy loans, $5.5 million of fixed maturity income and a $29.6 million loss on fixed maturities with fair value recorded through the income statement.  During 2012, investment income was reduced by $93.0 million for income earned on funds held under reinsurance treaties, including $94.3 million on policy loans, $2.8 million of fixed maturity income of and a $3.9 million loss on fixed maturities with fair value recorded through the consolidated income statement. The net investment income on derivative instruments included in the above table is further detailed in Note 5.

5.    Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk.  Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices.  The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals.  Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments.  As a result, freestanding derivatives are carried at fair value with changes recorded in other investment losses.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements.  Cross-currency swaps serve to hedge foreign currency exchange risk embedded in the funding agreements and are carried at fair value.  The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.  Foreign currency translation gains and losses associated with funding agreement hedging activities are included in other net investment losses.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio.  These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement.  Credit default swaps are carried at fair value.  The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates.  The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years.  Put-swaptions hedge against movements in interest rates.  Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions.  Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms.  Linked put-swaptions are presented at the fair value of the net position for each pair of contracts.  Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options), which are used to hedge the Company’s equity risk, including obligations associated with its index linked annuities and guarantees in variable annuity products, are carried at fair value.  These insurance products contain embedded options whose fair value is reported in other contract holder funds.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

30

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount.  Interest rate swaps are carried at fair value.

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding derivative instruments is as follows (in thousands):

	December 31, 2013
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Credit default swaps	$-	$-	$25,000	$(363)	$(363)
Cross-currency swaps	358,896	79,846	-	-	79,846
Equity index call options	5,548,700	218,624	-	-	218,624
Equity index futures	-	-	6,075,630	-	-
Equity index put options	42,550,000	119,739	-	-	119,739
Interest rate swaps	12,000,000	794,520	13,200,000	(796,468)	(1,948)
Put-swaptions	1,500,000	55,245	6,500,000	(56,122)	(877)
Total	$61,957,596	$1,267,974	$25,800,630	$(852,953)	$415,021

	December 31, 2012
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Credit default swaps	$-	$-	$170,000	$(7,155)	$(7,155)
Cross-currency swaps	527,332	140,792	-	-	140,792
Equity index call options	5,557,900	143,780	1,000,000	(238,652)	(94,872)
Equity index futures	-	-	6,212,938	(10,773)	(10,773)
Equity index put options	37,850,000	144,590	-	-	144,590
Interest rate swaps	15,400,000	1,685,430	13,150,000	(788,114)	897,316
Put-swaptions	8,000,000	398,066	-	-	398,066
Total return swaps	-	-	300,000	(3,765)	(3,765)
Total	$67,335,232	$2,512,658	$20,832,938	$(1,048,459)	$1,464,199

(1) With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments.  With respect to futures and options, the contractual amount represents the market exposure of open positions.

31

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following tables reflect the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in thousands):

	Year Ended December 31, 2013
	Other	Net Investment Income
	Investment		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$6,791	$(7,479)	$(688)
Equity index call options	187,474	-	187,474
Equity index futures	(1,746,460)	-	(1,746,460)
Equity index put options	(800,394)	-	(800,394)
Index-linked annuity embedded derivatives	(455,149)	-	(455,149)
Interest rate swaps	(895,185)	210,166	(685,019)
Put-swaptions	(248,510)	48	(248,462)
Total return swaps	-	3,726	3,726
Variable annuity embedded derivatives	1,879,835	-	1,879,835
Total	$(2,071,598)	$206,461	$(1,865,137)

	Year Ended December 31, 2012
	Other	Net Investment Income
	Investment		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$2,376	$(10,046)	$(7,670)
Equity index call options	(48,567)	-	(48,567)
Equity index futures	(855,912)	-	(855,912)
Equity index put options	(783,303)	-	(783,303)
Index-linked annuity embedded derivatives	(156,489)	-	(156,489)
Interest rate swaps	167,075	171,600	338,675
Put-swaptions	106,914	(727)	106,187
Total return swaps	-	(522)	(522)
Variable annuity embedded derivatives	822,313	-	822,313
Total	$(745,593)	$160,305	$(585,288)

	Year Ended December 31, 2011
	Other	Net Investment Income
	Investment		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$9,420	$(10,452)	$(1,032)
Equity index call options	77,616	-	77,616
Equity index futures	(528,345)	-	(528,345)
Equity index put options	(270,405)	-	(270,405)
Index-linked annuity embedded derivatives	(8,644)	-	(8,644)
Interest rate swaps	816,426	64,535	880,961
Put-swaptions	469,869	(2,779)	467,090
Total return swaps	-	13,406	13,406
Variable annuity embedded derivatives	(1,439,975)	-	(1,439,975)
Total	$(874,038)	$64,710	$(809,328)

32

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit.  At December 31, 2013 and 2012, the fair value of Jackson’s net derivative assets by counterparty were $692.8 million and $1,546.6 million, respectively, and held collateral was $787.7 million and $1,760.7 million, respectively, related to these agreements.  At December 31, 2013 and 2012, the fair value of Jackson’s net derivative liabilities by counterparty was $277.7 million and $82.4 million, respectively, and provided collateral was $208.2 million and $36.3 million, respectively, related to these agreements.  If all of the downgrade provisions had been triggered at December 31, 2013 or 2012, Jackson would have had to disburse $164.5 million and $260.2 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements.  A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy.  The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in thousands):

	December 31, 2013

		Gross
		Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Consolidated Balance Sheets
	Amounts	Consolidated	the Consolidated	Financial	Cash	Securities	Net
	Recognized	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral (2)	Amount
Financial Assets:
Derivative assets	$1,267,974	$-	$1,267,974	$575,206	$6,540	$686,228	$-

Financial Liabilities:
Derivative liabilities	$852,953	$-	$852,953	$575,206	$-	$208,221	$69,526
Securities loaned	95,754	-	95,754	-	95,754	-	-
Repurchase agreements	415,271	-	415,271	-	-	415,271	-
Total financial liabilities	$1,363,978	$-	$1,363,978	$575,206	$95,754	$623,492	$69,526

	December 31, 2012

		Gross
		Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Consolidated Balance Sheets
	Amounts	Consolidated	the Consolidated	Financial	Cash	Securities	Net
	Recognized	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral (2)	Amount
Financial Assets:
Derivative assets	$2,512,658	$-	$2,512,658	$966,088	$43,214	$1,503,356	$-

Financial Liabilities:
Derivative liabilities	$1,044,694	$-	$1,044,694	$966,088	$10,773	$25,549	$42,284
Securities loaned	153,747	-	153,747	-	153,747	-	-
Total financial liabilities	$1,198,441	$-	$1,198,441	$966,088	$164,520	$25,549	$42,284

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral.  The actual amount of collateral may be greater than amounts presented in the tables.  The above tables exclude net embedded derivatives of $343.9 million and $2,185.4 million for 2013 and 2012, respectively, and derivative liabilities of nil and $3.8 million for 2013 and 2012, respectively, as these derivatives are not subject to master netting arrangements.  In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

33

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

6.     Fair Value Measurements

The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands).  The basis for determining the fair value of each instrument is described in Note 2.

	December 31, 2013		December 31, 2012

	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturities (1)	$49,729,105	$49,729,105	$53,164,638	$53,164,638
Trading securities	541,228	541,228	412,813	412,813
Commercial mortgage loans	6,080,080	6,302,268	5,758,997	6,194,507
Policy loans (1)	4,477,040	4,477,040	4,374,211	4,374,211
Derivative instruments	1,267,974	1,267,974	2,512,658	2,512,658
Limited partnerships	1,310,369	1,310,369	1,219,515	1,219,515
Cash and cash equivalents	986,383	986,383	1,150,420	1,150,420
GMIB reinsurance recoverable	136,147	136,147	416,528	416,528
Embedded derivative assets	939,224	939,224	-	-
Separate account assets	108,787,279	108,787,279	80,134,446	80,134,446

Liabilities
Other contract holder funds
Annuity reserves (2)	$38,809,845	$40,927,655	$39,422,770	$41,080,276
Reserves for guaranteed investment contracts	1,840,191	1,840,641	1,123,971	1,138,699
Trust instruments supported by funding agreements	803,688	821,224	1,341,408	1,372,165
Federal Home Loan Bank funding agreements	1,773,829	1,773,014	1,801,108	1,802,855
Funds held under reinsurance treaties	3,396,987	3,396,987	3,285,118	3,285,118
Debt	284,489	346,601	292,274	361,585
Securities lending payable	95,754	95,754	153,747	153,747
Derivative instruments	852,953	852,953	1,048,459	1,048,459
Repurchase agreements	415,271	415,271	-	-
Separate account liabilities	108,787,279	108,787,279	80,134,446	80,134,446

(1)	Includes items carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2)	Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Fixed Maturity and Trading Securities
The fair values for fixed maturity and trading securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates.  Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above.  If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.  Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models.  Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities.  Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

34

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote.  These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2013 and 2012, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs.  Based on the results of this evaluation, each price is classified into Level 1, 2, or 3.  Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Commercial Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans.  For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral.  Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates.  As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
The Company believes the carrying value of policy loans approximates fair value.  Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in other investment losses.  Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

35

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges.  Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put-swaptions and equity index call and put options.  These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Limited Partnerships
Fair value for limited partnership interests, which are included in other invested assets, is determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value.  No adjustments to these amounts were deemed necessary at December 31, 2013 or 2012.

The Company’s limited partnership investments are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships.  The term of Jackson’s interest in the partnerships is generally ten years, but may be extended for a period of time under provisions within the partnership agreements, if applicable.  The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner.  It is not probable and there is no instance where Jackson contemplated selling a limited partnership interest for an amount different from its NAV equivalent.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.  Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets.

Reserves for Future Policy Benefits and Claims Payable
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities, including index linked annuities, are determined using projected future cash flows discounted at current market interest rates.

Other Contract Holder Funds
Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans and fixed maturities.

Debt
Carrying value of the Company’s short-term debt is considered a reasonable estimate for fair value due to their short-term maturity.  Fair values of long-term debt are based on the present value of future cash flows discounted at current market interest rates.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received.  Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value.

36

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits.  Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs and GMABs are recorded at fair value with changes in fair value recorded in other investment losses.  The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations.  Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract.  In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions.  The difference between each of the two components represents the fair value of the embedded derivative.  Jackson discontinued offering the GMAB in 2011.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in other investment losses.  Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior.  Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates.  The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, fund allocation, persistency, mortality, and withdrawal rates.  Because of the dynamic and complex nature of these cash flows, best estimate assumptions, plus risk margins, and a stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates are used.

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in the stochastic process.  Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15.  Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions, plus a risk margin.  Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance.  However, the

37

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

ultimate settlement amount of the liability, which is currently unknown, could likely be significantly different than this fair value.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table summarizes the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$4,516,833	$4,516,833	$-	$-
Other government securities	997,986	-	997,986	-
Public Utilities	4,451,985	-	4,451,985	-
Corporate securities	32,058,285	-	32,039,272	19,013
Residential mortgage-backed	2,902,825	-	2,902,811	14
Commercial mortgage-backed	3,826,887	-	3,826,429	458
Other asset-backed securities	974,304	-	964,755	9,549
Trading securities	541,228	470,752	-	70,476
Policy loans	3,131,161	-	-	3,131,161
Derivative instruments	1,267,974	-	1,267,974	-
Limited partnerships	1,310,369	-	-	1,310,369
GMIB reinsurance recoverable	136,147	-	-	136,147
Embedded derivative assets (1)	939,224	-	-	939,224
Separate account assets	108,787,279	108,787,279	-	-
Total	$165,842,487	$113,774,864	$46,451,212	$5,616,411

Liabilities
Embedded derivative liabilities (3)	$1,283,153	$-	$1,283,153	$-
Funds held under reinsurance treaties	3,396,987	-	-	3,396,987
Derivative instruments	852,953	-	852,953	-
Separate account liabilities (2)	108,787,279	108,787,279	-	-
Total	$114,320,372	$108,787,279	$2,136,106	$3,396,987

	December 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$5,487,682	$5,487,682	$-	$-
Other government securities	1,218,743	-	1,218,743	-
Corporate securities	37,393,530	-	37,350,791	42,739
Residential mortgage-backed	3,874,523	-	3,874,492	31
Commercial mortgage-backed	4,242,529	-	4,242,529	-
Other asset-backed securities	947,631	-	941,008	6,623
Trading securities	412,813	342,990	-	69,823
Policy loans	2,994,756	-	-	2,994,756
Derivative instruments	2,512,658	-	2,512,658	-
Limited partnerships	1,219,515	-	-	1,219,515
GMIB reinsurance recoverable	416,528	-	-	416,528
Separate account assets	80,134,446	80,134,446	-	-
Total	$140,855,354	$85,965,118	$50,140,221	$4,750,015

Liabilities
Embedded derivative liabilities (1) (3)	$2,185,380	$-	$964,387	$1,220,993
Funds held under reinsurance treaties	3,285,118	-	-	3,285,118
Derivative instruments	1,048,459	10,773	1,033,921	3,765
Separate account liabilities (2)	80,134,446	80,134,446	-	-
Total	$86,653,403	$80,145,219	$1,998,308	$4,509,876

(1)	Includes the embedded derivatives related only to GMWB reserves.
(2)	The value of the separate account liabilities is set equal to the value of the separate account assets.
(3)	Includes the embedded derivative liabilities related to index linked annuities.

38

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands).

December 31, 2013
Assets	Total	Internal	External
Fixed Maturities
Corporate securities	$19,013	$19,013	$-
Residential mortgage-backed	14	14	-
Commercial mortgage-backed	458	458	-
Other asset-backed securities	9,549	9,549	-
Trading securities	70,476	249	70,227
Policy loans	3,131,161	3,131,161	-
Limited partnerships	1,310,369	-	1,310,369
GMIB reinsurance recoverable	136,147	136,147	-
Embedded derivative assets (1)	939,224	939,224
Total	$5,616,411	$4,235,815	$1,380,596

Liabilities
Funds held under reinsurance treaties	$3,396,987	$3,396,987	$-

December 31, 2012
Assets	Total	Internal	External
Fixed Maturities
Corporate securities	$42,739	$35,537	$7,202
Residential mortgage-backed	31	31	-
Other asset-backed securities	6,623	6,623	-
Trading securities	69,823	140	69,683
Policy loans	2,994,756	2,994,756	-
Limited partnerships	1,219,515	-	1,219,515
GMIB reinsurance recoverable	416,528	416,528	-
Total	$4,750,015	$3,453,615	$1,296,400

Liabilities
Embedded derivative liabilities (1)	$1,220,993	$1,220,993	$-
Derivative instruments	3,765	3,765	-
Funds held under reinsurance treaties	3,285,118	3,285,118	-
Total	$4,509,876	$4,509,876	$-

(1)	Includes the embedded derivatives related only to GMWB.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.  Limited partnership interests are valued using externally prepared financial statements provided by partnership management.

39

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in thousands):

	As of December 31, 2013
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Corporate securities	$19,013	Discounted cash flow	Discount rate	1054-1129 (1092)	Decrease
Other asset-backed securities	9,549	Discounted cash flow	Discount rate	239-529 (447)	Decrease
Policy loans	3,131,161	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	136,147	Discounted cash flow	Policyholder behavior	See below	See below
Embedded derivative assets	939,224	Discounted cash flow	Policyholder behavior	See below	See below
Total	$4,235,094

Liabilities
Funds held under reinsurance treaties	$3,396,987	Carrying value of asset	N/A	N/A	N/A

	As of December 31, 2012
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Corporate securities	$35,537	Discounted cash flow	Discount rate	100-519 (408)	Decrease
Other asset-backed securities	6,623	Discounted cash flow	Discount rate	283-610 (513)	Decrease
Policy loans	2,994,756	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	416,528	Discounted cash flow	Policyholder behavior	See below	See below
Total	$3,453,444

Liabilities
Embedded derivative liabilities	$1,220,993	Discounted cash flow	Policyholder behavior	See below	See below
Derivative instruments	3,765	Adjusted broker bid	Financing cost spread	105-441 (125)	Increase
Funds held under reinsurance treaties	3,285,118	Carrying value of asset	N/A	N/A	N/A
Total	$4,509,876

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

Internally-priced corporate securities classified in Level 3 include private debt securities for which no price comparatives or spread levels can be observed.  For these securities, a discounted cash flow model was used and the primary unobservable input is an internally-developed discount rate.  Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

Other asset-backed securities classified in Level 3 are fair valued using a discounted cash flow model.  Unobservable inputs include an internally developed discount rate.  Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

Residential mortgage-backed securities of $14 thousand, commercial mortgage-backed securities of $458 thousand, and trading securities of $249 thousand are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy.  For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts.  Estimating these cash flows requires actuarially determined assumptions related to expectations

40

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

concerning policyholder behavior.  The more significant actuarial assumptions include benefit utilization, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the reinsurance recoverable; and an increase (decrease) in assumed mortality would decrease (increase) the fair value of the reinsurance recoverable.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.   Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior.  The more significant actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the liabilities; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the liabilities; and an increase (decrease) in assumed mortality would decrease (increase) the fair value of the liabilities.

Derivative instruments categorized in level 3 at December 31, 2012 consisted of a total return swap based on a reference pool of syndicated bank loan investments.  Inputs to fair value include broker quotes for the underlying assets, earnings on the reference pool, and an estimate for the embedded financing cost, which is a significant and unobservable input.  Significant increases (decreases) in estimated comparable financing costs would result in a higher (lower) fair value measurement.

41

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The tables below provide rollforwards for 2013 and 2012 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement.  Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors.  The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities.  However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities.  Therefore, the impact of the derivative instruments reported in Level 3 below may vary significantly from the total income effect of the hedged instruments.  Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2013	Income	Income	Settlements	Level 3	2013
Assets
Fixed maturities
Corporate securities	$42,739	$793	$(1,754)	$(11,406)	$(11,359)	$19,013
Residential mortgage-backed	31	(2)	-	(15)	-	14
Commercial mortgage-backed	-	1,068	(1,068)	-	458	458
Other asset-backed securities	6,623	2,879	651	(8,776)	8,172	9,549
Trading securities	69,823	2,237	-	(1,584)	-	70,476
Policy loans	2,994,756	6,787	-	129,618	-	3,131,161
Limited partnerships	1,219,515	252,955	-	(162,101)	-	1,310,369
GMIB reinsurance recoverable	416,528	(280,381)	-	-	-	136,147

Liabilities
Embedded derivative liabilities	$(1,220,993)	$2,160,217	$-	$-	$-	$939,224
Derivative instruments	(3,765)	3,765	-	-	-	-
Funds held under reinsurance treaties	(3,285,118)	4,924	-	(116,793)	-	(3,396,987)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2012	Income	Income	Settlements	Level 3	2012
Assets
Fixed maturities
Corporate securities	$32,295	$1,655	$2,991	$31,100	$(25,302)	$42,739
Residential mortgage-backed	-	-	-	31	-	31
Other asset-backed securities	10,060	225	533	(4,195)	-	6,623
Trading securities	59,891	12,094	-	(2,162)	-	69,823
Policy loans (1)	2,951,560	(72,683)	-	115,879	-	2,994,756
Limited partnerships	1,086,546	135,528	-	(2,559)	-	1,219,515
Derivative instruments	1,934	(1,934)	-	-	-	-
GMIB reinsurance recoverable	451,274	(34,746)	-	-	-	416,528

Liabilities
Embedded derivative liabilities	$(2,078,051)	$857,058	$-	$-	$-	$(1,220,993)
Derivative instruments	-	(3,765)	-	-	-	(3,765)
Funds held under reinsurance treaties (1)	(3,295,994)	64,879	-	(54,003)	-	(3,285,118)

(1)  Represents fair value at acquisition date for beginning balance.

42

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The components of the amounts included in purchases, sales, issuances and settlements for years ended December 31, 2013 and 2012 shown above are as follows (in thousands):
December 31, 2013	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$239	$(11,645)	$-	$-	$(11,406)
Residential mortgage-backed	-	(15)	-	-	(15)
Other asset-backed securities	-	(8,776)	-	-	(8,776)
Trading securities	625	(2,209)	-	-	(1,584)
Policy loans	-	-	226,647	(97,029)	129,618
Limited partnerships	132,713	(294,814)	-	-	(162,101)
Total	$133,577	$(317,459)	$226,647	$(97,029)	$(54,264)

Liabilities
Funds held under reinsurance treaties	$-	$-	$(341,662)	$224,869	$(116,793)

December 31, 2012	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$35,745	$(4,645)	$-	$-	$31,100
Residential mortgage-backed	31	-	-	-	31
Other asset-backed securities	-	(4,195)	-	-	(4,195)
Trading securities	166	(2,328)	-	-	(2,162)
Policy Loans	-	-	136,027	(20,148)	115,879
Limited partnerships	234,440	(236,999)	-	-	(2,559)
Total	$270,382	$(248,167)	$136,027	$(20,148)	$138,094

Liabilities
Funds held under reinsurance treaties	$-	$-	$(172,025)	$118,022	$(54,003)

As a result of the Company being able to obtain pricing from an independent, third-party pricing service utilizing significant observable inputs, securities with a fair value of $34.4 million and $25.3 million were transferred from level 3 to level 2 during 2013 and 2012, respectively.  During 2013, the Company transferred securities with a fair value of $31.7 million from level 2 to level 3 as a result of the use of significant unobservable inputs as the Company was not able to obtain pricing from an independent, third-party price service.  There were no transfers between Level 1 and 2 of the fair value hierarchy in 2013 or 2012.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2013 and 2012 was as follows (in thousands):

	2013	2012
Assets
Fixed maturities
Corporate securities	$(1,013)	$4,646
Residential mortgage-backed	12	-
Other asset-backed securities	3,394	758
Trading securities	2,237	12,094
Limited partnerships	253,187	135,946
Derivative instruments	-	(1,934)
GMIB reinsurance recoverable	(280,381)	(34,746)

Liabilities
Embedded derivative liabilities	$2,160,217	$857,058
Derivative instruments	-	(3,765)
Funds held under reinsurance treaties	10,915	6,342

43

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Nonrecurring Fair Value Measurements
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands).

		December 31, 2013		December 31, 2012
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Commercial mortgage loans	Level 3	$6,080,080	$6,302,268	$5,758,997	$6,194,507
Policy loans	Level 3	1,345,879	1,345,879	1,379,455	1,379,455

Liabilities
Other contract holder funds
Annuity reserves (1)	Level 3	$37,526,692	$39,644,502	$37,237,390	$38,894,896
Reserves for guaranteed investment contracts	Level 3	1,840,191	1,840,641	1,123,971	1,138,699
Trust instruments supported by funding agreements	Level 3	803,688	821,224	1,341,408	1,372,165
Federal Home Loan Bank funding agreements	Level 3	1,773,829	1,773,014	1,801,108	1,802,855
Debt	Level 3	284,489	346,601	292,274	361,585
Securities lending payable	Level 2	95,754	95,754	153,747	153,747
Repurchase agreements	Level 2	415,271	415,271	-	-

(1) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Fair Value Option
As described in Note 2, in connection with the acquisition of REALIC, the Company elected the fair value option for certain assets, which are held as collateral for reinsurance.  Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option.  The value of the funds held liability is equal to the fair value of the assets held as collateral.  The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statement.   Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

7.     Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31 were as follows (in thousands):

	2013	2012	2011
Balance, beginning of year	$4,822,587	$4,395,174	$4,170,644
Deferrals of acquisition costs	1,077,016	1,105,124	1,002,864
Amortization related to:
Operations	(544,047)	(443,296)	(622,469)
Derivatives	217,606	147,992	225,568
Net realized gains	(14,905)	(3,594)	(12,304)
Total amortization	(341,346)	(298,898)	(409,205)
Unrealized investment gains (losses)	653,963	(378,813)	(373,792)
Other	-	-	4,663
Balance, end of year	$6,212,220	$4,822,587	$4,395,174

44

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31 were as follows (in thousands):
	2013	2012	2011
Balance, beginning of year	$560,141	$602,486	$451,096
Deferrals of sales inducements	55,735	171,393	183,517
Amortization related to:
Operations	(135,270)	(131,317)	(149,261)
Derivatives	194,553	(12,796)	183,744
Net realized gains	(2,555)	(665)	(1,241)
Total amortization	56,728	(144,778)	33,242
Unrealized investment gains (losses)	111,681	(68,960)	(65,369)
Balance, end of year	$784,285	$560,141	$602,486

8.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance, or modified coinsurance basis.  The Company monitors the financial strength rating of reinsurers on a monthly basis.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates.  These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in other investment losses.

As a pre-closing condition to the acquisition, described in Note 3, and after receipt of all required regulatory approvals, REALIC entered into three retro treaties with SRZ.  Pursuant to these retro treaties, REALIC ceded to SRZ on a 100% coinsurance basis certain blocks of business written or assumed by REALIC.  These blocks of business include the disability income and accident and health business written or assumed by REALIC, a mix of life and annuity insurance business written or assumed by REALIC, and the corporate owned life insurance business assumed by REALIC.  The effective date of the three retrocession agreements was July 1, 2012.

Pursuant to the retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral.  This collateral is reported as funds held under reinsurance treaties on the consolidated balance sheet.  At December 31, 2013 and 2012, this funds held liability was $3.4 billion and $3.3 billion, respectively.

45

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The effect of reinsurance on premium was as follows (in thousands):
	Years Ended December 31,
	2013	2012	2011
Direct premium:
Life	$668,878	$411,112	$257,015
Accident and health	70,214	28,989	3,020
Plus reinsurance assumed:
Life	66,242	28,233	12,728
Accident and health	13,602	4,765	860
Less reinsurance ceded:
Life	(429,499)	(243,470)	(109,407)
Annuity guaranteed benefits	(18,850)	(19,605)	(20,526)
Accident and health	(83,816)	(33,754)	(3,880)
Total net premium	$286,771	$176,270	$139,810

The effect of reinsurance on benefits was as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Direct benefits
Life	$1,331,828	$939,727	$668,546
Accident and health	142,827	55,005	1,598
Annuity guaranteed benefits	69,403	86,651	73,756
Plus reinsurance assumed:
Life	384,181	118,284	27,317
Accident and health	32,723	11,941	468
Less reinsurance ceded:
Life	(577,884)	(292,834)	(118,408)
Accident and health	(175,550)	(66,946)	(2,066)
Deferral of contract enhancements	(41,396)	(157,931)	(172,389)
Change in reserves, net of reinsurance	(139,740)	(79,683)	106,474
Total benefits	$1,026,392	$614,214	$585,296

Components of the Company’s reinsurance recoverable as of December 31 were as follows (in thousands):
	December 31,
	2013	2012
Reserves:
Life	$7,141,785	$7,144,675
Accident and health	1,440,996	896,942
Guaranteed minimum income benefits	136,147	416,528
Other annuity benefits	283,923	306,404
Claims liability	1,034,104	1,078,281
Other	9,790	34,078
Total	$10,046,745	$9,876,908

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $42.1 million and $44.5 million at December 31, 2013 and 2012, respectively.  The largest amount ceded to any reinsurer at December 31, 2013 totaled $6.7 billion, which was primarily related to the retro treaties.

46

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table sets forth the Company’s net life insurance in-force (in millions):
	December 31,
	2013	2012
Direct life insurance in-force	$266,587	$285,991
Amounts assumed from other companies	24,733	26,619
Amounts ceded to other companies	(160,270)	(171,667)
Net life insurance in-force	$131,050	$140,943

Prior to the Company’s acquisition of REALIC, reserve requirements for certain term policies with a ceding insurer were in dispute between the ceding insurer and Swiss Re.  Under the terms of the purchase agreement, Jackson was obligated to continue the negotiations.  In October 2013, all parties agreed on a resolution, which resulted in the ceding insurer recapturing a portion of the business that was ceded to the Company, resulting in additional income of $10.9 million.

9.      Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances as of December 31 (in thousands):

	2013	2012
Traditional life	$13,626,250	$13,299,494
Guarantee benefits	1,496,350	2,604,567
Claims payable	1,754,938	1,728,784
Other	270,512	345,403
Total	$17,148,050	$17,978,248

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, persistency and expenses, plus provisions for adverse deviation.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

The following table sets forth the Company’s liabilities for other contract holder funds balances as of December 31 (in thousands):

	2013	2012
Interest-sensitive life	$9,487,111	$9,705,271
Variable annuity fixed option	6,950,944	6,996,151
Fixed annuity	19,938,776	20,352,342
Fixed index annuity	12,678,535	11,507,614
GICs, funding agreements and FHLB advances	4,417,707	4,266,250
Total	$53,473,073	$52,827,628

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to the REALIC acquired business, which is further discussed below.  The liability for fixed index annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract.  For fixed annuities and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  At December 31, 2013, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.65% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.48% average guaranteed rate.

47

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the acquired reserve is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statement.

At December 31, 2013 and 2012, approximately 88% of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates.  The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

	2013
Minimum Guaranteed Interest	Account Value
Rate	Fixed	Fixed Index	Variable	Total
1.0%	$1,480.2	$1,108.7	$2,395.9	$4,984.8
>1.0% - 2.0%	2,666.1	7,922.6	3,202.4	13,791.1
>2.0% - 3.0%	9,364.1	3,647.2	1,352.6	14,363.9
>3.0% - 4.0%	1,927.0	-	-	1,927.0
>4.0% - 5.0%	2,418.2	-	-	2,418.2
>5.0% - 5.5%	326.5	-	-	326.5
Total	$18,182.1	$12,678.5	$6,950.9	$37,811.5

	2012
Minimum Guaranteed Interest	Account Value
Rate	Fixed	Fixed Index	Variable	Total
1.0%	$904.6	$1,118.1	$2,094.9	$4,117.6
>1.0% - 2.0%	3,113.1	6,926.3	3,522.1	13,561.5
>2.0% - 3.0%	9,758.5	3,463.2	1,379.2	14,600.9
>3.0% - 4.0%	2,008.2	-	-	2,008.2
>4.0% - 5.0%	2,467.6	-	-	2,467.6
>5.0% - 5.5%	340.3	-	-	340.3
Total	$18,592.3	$11,507.6	$6,996.2	$37,096.1

At December 31, 2013 and 2012, approximately 82% and 83%, respectively, of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates.  The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

Minimum Guaranteed Interest	Account Value - Interest Sensitive Life
Rate	2013	2012
>2.0% - 3.0%	$301.0	$298.1
>3.0% - 4.0%	3,613.5	3,479.5
>4.0% - 5.0%	3,160.0	3,407.8
>5.0% - 6.0%	2,412.6	2,519.9
Total	$9,487.1	$9,705.3

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time.  Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  Carrying values totaled $0.2 billion and $0.6 billion at December 31, 2013 and 2012, respectively.

48

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The Company has established a $12.0 billion aggregate Global Medium Term Note program.  Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  The carrying values at December 31, 2013 and 2012 totaled $0.6 billion and $0.8 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date.  Foreign currency translation gains and losses are included in other investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.  At December 31, 2013 and 2012, the Company held $115.1 million of FHLBI capital stock, supporting $2.0 billion and $1.8 billion in funding agreements, short-term and long-term borrowing capacity in 2013 and 2012, respectively.

10.  Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB), at specified dates during the accumulation period (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.  Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statement with the exception of changes in embedded derivatives, which are included in other investment losses.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

49

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

At December 31, 2013 and 2012, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2013	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$87,759.0	$2,067.8	64.7 years
GMWB - Premium only	0%	3,742.8	59.2
GMWB	0-5%*	9,327.7	76.5
GMAB - Premium only	0%	95.1	0.2
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		9,146.4	221.2	64.6 years
GMWB - Highest anniversary only		3,376.5	154.0
GMWB		1,187.4	103.5
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	5,833.0	360.1	66.9 years
GMIB	0-6%	2,720.0	524.5		2.4 years
GMWB	0-8%*	67,753.3	1,754.8

					Average
					Period
				Weighted	until
December 31, 2012	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$66,587.5	$2,988.8	64.4 years
GMWB - Premium only	0%	3,597.7	147.5
GMWB	0-5%*	5,460.9	142.6
GMAB - Premium only	0%	86.2	0.8
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		7,401.8	527.4	64.0 years
GMWB - Highest anniversary only		3,055.3	398.1
GMWB		1,132.8	222.9
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	4,397.6	565.0	66.4 years
GMIB	0-6%	2,581.6	762.4		3.3 years
GMWB	0-8%*	50,662.2	3,117.2

* Ranges shown based on simple interest.  The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

50

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits.  The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below).  For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2013	2012
Equity	$67,128.6	$46,662.5
Bond	16,633.6	16,958.4
Balanced	17,884.1	13,620.7
Money market	1,164.1	1,184.5
Total	$102,810.4	$78,426.1

GMDB liabilities reflected in the general account were as follows (in millions):

	2013	2012
Balance at January 1	$480.1	$466.6
Incurred guaranteed benefits	167.5	100.2
Paid guaranteed benefits	(68.5)	(86.7)
Balance at December 31	$579.1	$480.1

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2013 and 2012 (except where otherwise noted):
1)	Use of a series of deterministic investment performance scenarios, based on historical average market volatility.
2)	Mean investment performance assumption of 7.4% (2012: 8.4%) after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 63.0% to 100% of the Annuity 2000 table.
4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.5% to 40.0%, with an average of 4.0% during the surrender charge period and 9% thereafter in 2013 and 10% thereafter in 2012.

5)	Discount rates: 7.4% on 2013 issues, 8.4% on 2012 and prior issues; (2012: 8.4% all issue years).

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, with the change in fair value reported in net income.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 6.  The fair valued GMWB had an asset value of $938.7 million at December 31, 2013 and was reported in other assets.   The fair valued GMWB had a reserve liability of $1,219.0 million at December 31, 2012, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated similar to the GMDB liability with the sole exception that the reserve calculation uses a series of stochastic investment performance scenarios.  At December 31, 2013 and 2012, these GMWB reserves totaled $9.7 million and $21.2 million, respectively, and were reported in reserves for future policy benefits and claims payable.

51

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

GMAB benefits were offered on some variable annuity plans.  However, the Company no longer offers these benefits.  At December 31, 2013 and 2012, the asset value was $0.5 million and the reserve liability was $2.0 million, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2013 and 2012 are consistent with those used for calculating the GMDB liability.  At December 31, 2013 and 2012, GMIB reserves before reinsurance totaled $20.7 million and $16.3 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.  The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations.  A liability is established to cover future annuitization benefits in excess of surrender values.  The total liability for this block is the surrender value, plus the annuitization reserve.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2013			December 31, 2012
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$793.3	$29,865.8	58.8 years	$785.6	$31,610.5	58.1 years
Two-tier annuitization	2.9	23.6	65.5 years	3.5	26.8	65.2 years
ISWL account balance adjustment	90.8	n/a	n/a	78.9	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2013 and 2012:
1)	Use of a series of deterministic premium persistency scenarios.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates equal to the credited interest rates, approximately 4.0% to 5.5% projected.

The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2013 and 2012:
1)	Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates are equal to credited interest rates, approximately 3.0% to 4.0%.

52

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

11.  Debt

The aggregate carrying value of borrowings was as follows (in thousands):

	2013	2012
Surplus notes	$249,401	$249,377
Mortgage loans	30,088	30,397
VIE related borrowings	-	2,500
FHLBI mortgage loan	5,000	10,000
Total	$284,489	$292,274

Due in less than 1 year	$5,000
Due in more than 1 to 5 years	30,088
Due after 5 years	249,401
Total	$284,489

Surplus notes
On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027.  These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity.

Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds.  Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.  Interest is payable semi-annually on March 15th and September 15th of each year.  Interest expense on the notes was $20.4 million in 2013, 2012, and 2011.

Mortgage loans
At December 31, 2013 and 2012, certain consolidated real estate VIEs had outstanding mortgage loans with a weighted average interest rate of 4.4%, with maturities through 2016.  Interest expense totaled $1.3 million, $1.4 million, and $1.4 million in 2013, 2012, and 2011, respectively.

VIE related borrowings
Certain of the Company’s VIEs have “equity” classes issued in the form of non-investment grade debt.  Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets.  These notes accrue contingent interest expense in addition to the stated coupon.  The outstanding notes were paid off in conjunction with the termination of the VIE in August 2013.  The outstanding principal amount accrued interest at a weighted average interest rate of 5.7% prior to termination in 2013 and 5.3% at December 31, 2012.  Interest expense on the notes in 2013, 2012, and 2011 totaled $0.1 million, $0.1 million, and $0.2 million, respectively.

Federal Home Loan Bank Mortgage Loan
In 2010, the Company received a mortgage loan from the FHLBI, under its community investment program.  The loan accrues interest at 1.04% and the outstanding balance was $5.0 million and $10.0 million at December 31, 2013 and 2012, respectively.  Interest expense totaled $57 thousand, $0.1 million, and $0.2 million during 2013, 2012, and 2011, respectively.  At December 31, 2013, the mortgage loan was collateralized by real estate with a carrying value of $20.0 million.

12.  Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates.  Advances of $200.0 million were outstanding at December 31, 2013 and were recorded in other liabilities.  There were no advances outstanding at December 31, 2012.  The Company paid interest of $0.1 million and $0.3 million on such advances in 2013 and 2012, respectively.

53

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The Company drew an advance in December 2011, and paid no interest during 2011. At December 31, 2013, advances were collateralized by mortgage-related securities with a value of $215.6 million.

13.  Income Taxes

The components of the provision for federal, state and local income taxes were as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Current tax (benefit) expense	$(110,081)	$302,110	$58,481
Deferred tax expense	277,078	53,323	153,591
Federal income tax expense	$166,997	$355,433	$212,072

The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 35% for 2013, 2012 and 2011 as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Income taxes at statutory rate	$324,491	$452,615	$276,431
Dividends received deduction	(136,844)	(107,412)	(59,136)
Other	(20,650)	10,230	(5,223)
Federal income tax expense	$166,997	$355,433	$212,072

Effective tax rate	18.0%	27.5%	26.9%

Federal income tax refunded in 2013 was $241.9 million, and federal income taxes paid in 2012 and 2011 were $241.2 million and $170.0 million, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2013	2012
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$2,807,663	$3,120,346
Other-than-temporary impairments and other investment items	107,736	76,647
Deferred compensation	62,302	48,067
Net operating loss carryforward	89,696	53,803
Other, net	28,847	74,173
Total gross deferred tax asset	3,096,244	3,373,036

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,034,230)	(1,465,119)
Other investment items	-	(315,416)
Net unrealized gains on available for sale securities	(925,387)	(2,063,272)
Other, net	(26,234)	(20,799)
Total gross deferred tax liability	(2,985,851)	(3,864,606)

Net deferred tax asset (liability)	$110,393	$(491,570)

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable.  Considerable

54

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.  Although realization is not assured, management believes as of December 31, 2013, it is more likely than not that the deferred tax assets, will be realized.  At December 31, 2013 and 2012, the Company did not have a valuation allowance.

At December 31, 2013, the Company had a federal tax ordinary loss carryforward of $256.3 million which begins to expire in 2026, that was attributable to the Company’s acquisition of REALIC.  Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards.  The Section 382 limitation is an annual limitation on the amount of pre-acquisition NOLs that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million.

In 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (“DRD”) on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61.  Revenue Ruling 2007-61 also announced the Treasury Department’s and the IRS’s intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts.  In February 2014, the IRS issued Revenue Ruling 2014-7, which merely republishes the first noncontroversial holding of Revenue 2007-54 regarding the amount of life insurance reserves taken into account for tax purposes for a variable annuity when some or all of the reserves are part of the Company’s separate account reserves.  The new revenue ruling modifies and supersedes Revenue Ruling 2007-54, which effectively revokes the second controversial holding of Revenue Ruling 2007-54 that had a negative impact on DRD computations.  The new ruling also states that Revenue Ruling 2007-61 is obsolete.  This administrative action does not foreclose future regulations on the computation of the Company’s share of the DRD.  However, it is likely that any regulations that the IRS proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations.  Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.  In January 2010, Jackson received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson did not agree with the assessment and filed a protest with the Appellate Division of the IRS.  In February 2013, the IRS fully conceded the separate account DRD issue in favor of the Company after obtaining approval from the Joint Committee on Taxation.

In February 2012, Brooke Life received a Notice of Proposed Adjustment from the IRS, regarding an assessment related to its tax treatment of interest expense on intercompany debt in 2007 and 2008.  Due to the intercompany tax sharing agreement, the effect of an adjustment, if any, would impact Jackson’s total stockholder’s equity.  The total aggregate exposure to the Company’s stockholder’s equity is approximately $204.0 million.  Brooke Life did not agree with the assessment, believed its current position was sustainable and filed a protest with the Appellate Division of the IRS.  In February 2013, the IRS fully conceded the debt/equity issue for years under examination in favor of the Company, subject to approval by the Joint Committee on Taxation.

During 2011, Jackson established a reserve for an unrecognized tax benefit as required for income tax uncertainties.  The reserve was reduced in 2012 due to the issuance of new IRS guidance, and no such reserve existed for the years ended December 31, 2013 and 2012.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions.  The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

55

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Interest totaling $10.4 million related to these unrecognized tax benefits has been included in income tax expense in the consolidated income statement for 2011.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2013, 2012, or 2011.

Based on information available as of December 31, 2013, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

14.  Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business.  It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company’s financial condition.  Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including a modal premium case and allegations of misconduct in the sale of insurance products.  The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.  At December 31, 2013 and 2012, Jackson recorded accruals totaling $18.4 million and $32.9 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies.  These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations.  Based on data received, the Company’s reserve for future state guaranty fund assessments was $21.7 million and $43.1 million at the end of 2013 and 2012, respectively.  Related premium tax offsets were $9.1 million and $19.7 million at December 31, 2013 and 2012, respectively.  While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

At December 31, 2013, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $493.1 million.  At December 31, 2013, unfunded fixed-rate commercial mortgage loan commitments totaled $218.2 million.

The Company has received regulatory inquiries on an industry-wide matter relating to claims settlement practices and compliance with unclaimed property laws.  Concurrently, some regulators and state legislatures have required life insurance companies to take additional steps to identify unreported deceased policy and contract holders.  Additionally, certain states are contracting with independent firms to perform specific unclaimed property audits or targeted market conduct examinations covering claims settlement practices and procedures for escheating unclaimed property.  Any regulatory audits, related examination activity and internal reviews may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in the Company’s procedures for the identification of unreported claims and handling of escheatable property.

Jackson continually reviews its entire policy master file compared to vendors’ databases of known deaths.  At December 31, 2013 and 2012, Jackson accrued $21.1 million and $28.0 million, respectively, for estimated remaining claims that have not yet been positively identified and any potential regulatory assessments.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services.  These agreements, subject to certain termination provisions, have ten-year periods and expire in 2019 and 2020.

56

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051.  Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2013, Jackson recorded a liability of $9.9 million for future lease payments.  Lease expense was $30.7 million, $28.1 million, and $25.2 million in 2013, 2012, and 2011, respectively.  At December 31, 2013, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2014	$19,028
2015	17,717
2016	14,924
2017	8,606
2018	7,307
Thereafter	20,602
Total	$88,184

15.   Share-Based Compensation

Certain officers participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADR’s”) that are tradable on the New York Stock Exchange and are described below.

The Group Performance Share Plan (“GPSP”) is a Prudential incentive plan in which all executive directors of Prudential and other senior executives can participate.  Awards are granted in the form of a nil cost option with a vesting period of three years.  The performance measure for the awards is that Prudential’s Total Shareholder Return (“TSR”) outperforms an index comprised of peer companies over a three-year period.  Vesting of the awards between each performance period is on a straight line sliding scale basis ranging from 0% (less than the peer index TSR return) to 100% (more than 120% of the peer index TSR return).  Participants are entitled to the value of reinvested dividends that would have accrued on the shares that vest.

The Business Unit Performance Plan (“BUPP”) is a Prudential incentive plan created to provide a common framework under which awards would be made to Chief Executive Officers (“CEO”) of Prudential’s business units.  Awards under this nil cost plan for Jackson’s CEO are based on compound annual growth in Jackson Shareholder Capital Value on a European Embedded Value (“EEV”) basis with performance measured over three years.   Awards granted in 2009 and later are settled in ADR’s after vesting.  Participants are entitled to receive the value of reinvested dividends over the performance period for those shares/ADR’s that vest.  The compound annual growth parameters for the awards are based on factors relevant to the U.S. business and vesting between each performance point is on a straight line sliding scale basis ranging from 0% (less than 8% growth) to 100% (more than 12% growth).

In 2011, the Company granted one-off type retention awards to certain key senior executives within Jackson.  These awards were subject to the prior approval of the Jackson Remuneration Committee and are nil cost options with a contingent right to receive Prudential ADR’s.  The awards are contingent upon continued employment of the recipient through the award vesting date.  There are no performance measurements with these awards.

The Company classifies all of the above plans as equity settled plans and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the statement of equity.  At December 31, 2013 and 2012, the Company had $18.4 million and $12.9 million, respectively, reserved for future payments under these plans.

The Company also has a performance-related share award plan which, subject to the prior approval of the Jackson Remuneration Committee, may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADR’s, or a conditional allocation of Prudential ADR’s.  These share awards are based on the compound annual EEV imputed growth in shareholder value of the U.S. business, have vesting periods of four years and are at nil cost to the employee.  Share awards vest between 0% (less than 8% growth) and 150% (more than 17.5% growth) of the grant amounts dependent on the compound annual growth rate attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADR’s granted during the performance

57

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

period.  In 2013, this plan was replaced by the Prudential Long-Term Incentive Plan (“PLTIP”) as further described below.

The PLTIP is a Prudential incentive plan, implemented in 2013, in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADR’s, or a conditional allocation of Prudential ADR’s, subject to the prior approval of the Jackson Remuneration Committee.  These share awards vest based on the achievement of planned IFRS pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee.  Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADR’s granted during the performance period.  Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company classifies these plans as liability settled plans and, therefore, reflects the accrued compensation expense and the value of the shares distributed under the plans within other liabilities.  At December 31, 2013 and 2012, the Company had $31.3 million and $23.9 million, respectively, accrued for future payments under these plans.

The Company either acquires shares/ADR’s or reimburses Prudential for the costs of any shares/ADR’s that were distributed to participants in the above plans, or may be distributed in the future.   The shares/ADR’s acquired for all the share-award plans are held at cost in a trust account for future distributions.  The Company reflects the costs of shares/ADR’s held within the consolidated statement of equity as shares held in trust.  At December 31, 2013 and 2012, the Company had $22.8 million and $25.1 million of shares/ADR’s held at cost in the trust, respectively.

The Company recognizes share-based compensation expense associated with the equity settled plans based on the grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model ratably over the requisite service period of each individual grant, which generally equals the vesting period.   For the liability settled share award plans, compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to the plans’ cash settlement alternatives.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	For the Years Ended December 31,
	2013	2012	2011
Group Performance Share Plan	$4.9	$8.0	$2.3
Business Unit Performance Plan	5.0	7.2	3.7
Retention Share Plan	3.2	2.0	1.5
Jackson performance plan	16.8	15.8	4.3
Prudential LTIP plan	10.0	-	-
Total compensation expense related to incentive plans	$39.9	$33.0	$11.8

Income tax benefit	$14.0	$11.5	$4.1

The total unrecognized compensation expense related to all share-based plans at December 31, 2013 was $50.6 million with a weighted average remaining period of 2.18 years.

At December 31, 2013, there were no new grants under the GPSP, BUPP, retention or performance plans.

58

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The weighted average share/ADR fair values of share-based awards granted by plan during 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Weighted Average Fair Value:
Group Performance Share Plan	$-	$12.11	$12.84
Business Unit Performance Plan	$-	$20.89	$21.89
Jackson performance plan	$-	$24.24	$23.27
Prudential LTIP plan	$32.55	$-	$-

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date.  The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models.   These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.   The following assumptions were used in 2012 and 2011 in determining the GPSP fair value:

	2012		2011
Dividend yield	3.63%		3.33%
Expected volatility	32.80%		28.80%
Risk-free interest rate	0.30%		1.33%
Expected life	3 year	s	3 year	s
Weighted average share price	$12.1	1	$12.8	4

The expected volatility is measured as the standard deviation of expected share price returns based on statistical analysis of daily share prices over a period up to the grant date equal to the expected life of the options.  Risk-free interest rates are United Kingdom gilt rates with projections for three-year terms to match corresponding vesting periods.  Dividend yield is determined as the average yield over the year of the grant and expected dividends are not incorporated into the measurement of fair value.  For the GPSP, volatility and correlation between Prudential and an index constructed from a simple average of the Total Shareholder Return growth of ten companies is required.  Changes to the subjective input assumptions could materially affect the fair value estimate.  At December 31, 2013 and 2012, there were no outstanding non-vested Prudential shares granted.

Outstanding non-vested Prudential ADR’s granted were as follows:

	GPSP		BUPP		Performance Award Plan		Prudential LTIP plan
	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value
At December 31, 2011	484,283	$10.10	484,283	$16.25	985,359	$16.51	-	$-
Granted	99,628	12.11	99,628	20.89	162,121	24.24	-	-
Exercised	234,238	10.08	219,598	14.35	220,710	22.73	-	-
Lapsed/Forfeited	-	-	14,640	14.35	77,753	18.49	-	-
At December 31, 2012	349,673	10.68	349,673	18.83	849,017	16.19	-	-

Granted	-	-	-	-	-	-	1,395,667	32.55
Exercised	100,813	8.33	100,813	15.48	346,957	10.31	-	-
Lapsed/Forfeited	50,408	8.33	50,408	15.48	25,036	21.19	19,444	32.14
At December 31, 2013	198,452	$12.47	198,452	$21.39	477,024	$20.21	1,376,223	$32.56

At December 31, 2013, there were 232,170 non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $19.42.

59

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

16.   Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.  Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, while Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend, ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus).  At December 31, 2013, the adjusted earned surplus of the Company was $855.6 million.  Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31.  The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend.  The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2014, is estimated to be $723.5 million, subject to the availability of adjusted earned surplus as of the dividend date.

The Company received capital contributions from its parent of $35.1 million, $36.0 million, and $19.4 million in 2013, 2012, and 2011, respectively, from Brooke Life’s forgiveness of intercompany tax liabilities.  Dividend payments from the Company to its parent were $507.0 million, $400.0 million, and $530.0 million in 2013, 2012, and 2011, respectively.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.4 billion and $4.3 billion at December 31, 2013 and 2012, respectively.  Statutory net income (loss) of the Company, as reported in its Annual Statement, was $741.3 million, $847.2 million, and $(453.2) million in 2013, 2012, and 2011, respectively.

The commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required.  Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code.  This permitted practice expires on October 1, 2014.  At December 31, 2013 and 2012, the effect of the permitted practice increased (decreased) statutory surplus by $1.2 million and $(580.5) million, net of tax, respectively.  The permitted practice had no impact on statutory net income.

Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. In relation to the acquisition of REALIC and pursuant to Michigan Insurance Law, the Company reported $425.8 million and $470.1 million of statutory basis VOBA at December 31, 2013 and 2012, respectively, which is fully admissible.  Accordingly, the acquisition had no impact on the Company’s statutory basis capital and surplus.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies.  Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital, calculated in a manner prescribed by the NAIC (“TAC”) to its authorized control level RBC, calculated in a manner prescribed by the NAIC (“ACL RBC”).  Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“Company action level RBC”).    At December 31, 2013, the Company’s TAC was more than 400% of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies.  A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments.  In 2013 and 2012, there were no significant exceptions with any ratios.

60

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

17.	Other Related Party Transactions

The Company’s investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”).  PPM is ultimately a wholly owned subsidiary of Prudential.  The Company paid $45.7 million, $38.7 million, and $36.6 million to PPM for investment advisory services during 2013, 2012, and 2011, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson.  Commissions and fees paid by Jackson to NPH during 2013, 2012, and 2011 totaled $102.1 million, $99.6 million, and $94.7 million, respectively.

Jackson has entered into shared services administrative agreements with both NPH and PPMA.  Under the shared services administrative agreements, Jackson charged $7.1 million, $7.3 million, and $8.5 million of certain management and corporate services costs to these affiliates in 2013, 2012, and 2011, respectively.

Jackson provides a $40.0 million revolving credit facility to Nicole Finance, Inc., an upstream holding company.  The loan, executed in 2011, is unsecured, matures in December 2016, accrues interest at 1.27% per annum and has a commitment fee of 0.10% per annum.  There was $9.5 million and $26.0 million outstanding at December 31, 2013 and 2012, respectively.  The highest outstanding loan balance during 2013 and 2012 was $26.0 million.  During 2013, 2012, and 2011, interest and commitment fees totaled $0.2 million, $0.2 million, and $9 thousand, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA.  The loan is unsecured, matures in September 2018, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no balance outstanding at December 31, 2013 or 2012.  The highest outstanding loan balance during 2013 and 2012 was nil and $1.0 million, respectively.  During 2013, 2012, and 2011, interest and commitment fees totaled $0.1 million, $0.1 million, and $0.1 million, respectively.

Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company.  The loan is unsecured, matures in June 2014, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no outstanding balance at December 31, 2013 and 2012.  The highest outstanding loan balance during 2013 and 2012 was nil  and $7.0 million, respectively.  Interest and commitment fees totaled $0.1 million, $0.1 million, and $0.2 million during 2013, 2012, and 2011, respectively.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates.  Jackson recognized $20.2 million, $21.6 million, and $21.1 million of revenue associated with these services during 2013, 2012, and 2011, respectively.  This revenue is included in other income in the accompanying consolidated income statement.  This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

18.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employee must be employed on the applicable January 1 or July 1 entry date.  The Company’s annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $25.4 million, $20.9 million, and $18.0 million in 2013, 2012, and 2011, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees.  At December 31, 2013 and 2012, the liability for such plans totaled $186.6 million and $130.9 million, respectively, and is reported in other liabilities.  Jackson invests in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability.  The Company’s expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan, was $56.4 million, $25.5 million,

61

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

and $3.6 million in 2013, 2012, and 2011, respectively.  Investment income (loss) from the mutual funds totaled $40.7 million, $18.9 million, and $(3.7) million in 2013, 2012, and 2011, respectively.

With the acquisition of SRLC, Jackson acquired liabilities related to certain benefit plans which included the Southwestern Life Holdings, Inc. Retiree Benefit Plan, the American Merchants Life Insurance Co. Retiree Benefit Plan, the PennCorp Financial Group, Inc. Retirement and Savings Plan, and the GMAC/Integon obligation.  The net liability for these acquired benefit plans was $6.1 million and $8.7 million at December 31, 2013 and 2012, respectively.

19.  Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Commission expenses	$1,752,884	$1,646,678	$1,422,681
General and administrative expenses	804,851	709,690	586,130
Deferral of policy acquisition costs	(1,077,016)	(1,105,124)	(1,002,864)
Total operating costs and other expenses	$1,480,719	$1,251,244	$1,005,947

20.  Reclassifications Out of Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in thousands):

December 31,
2013
Balance, beginning of year	$2,107,631
OCI before reclassifications	(1,502,596)
Amounts reclassified from AOCI	(81,170)
Less: Comprehensive loss attributable
to noncontrolling interest	3,082
Balance, end of year	$526,947

The following table represents amounts reclassified out of AOCI (in thousands):

AOCI Components	Amounts Reclassified from AOCI	Affected Line Item in the Consolidated Income Statement
	December 31,
	2013
Net unrealized investment loss:
Net realized loss on investments	$(123,157)	Other net investment losses
OTTI	(1,721)	Total other-than-temporary impairments
Net unrealized loss before income taxes	(124,878)
Income tax benefit	43,708
Reclassifications, net of income taxes	$(81,170)

62

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

(1) Financial statements and schedules included in Part A:

Not Applicable.

(2) Financial statements and schedules included in Part B:

Jackson National Separate Account - I:

Report of Independent Registered Public Accounting Firm
                       Statements of Assets and Liabilities as of December 31, 2013
                       Statements of Operations for the period ended December 31, 2013
                       Statements of Changes in Net Assets for the periods ended December 31, 2013 and 2012
                       Notes to Financial Statements

Jackson National Life Insurance Company:

Report of Independent Registered Public Accounting Firm
                       Consolidated Balance Sheets as of December 31, 2013 and 2012
                       Consolidated Income Statements for the years ended December 31, 2013, 2012, and 2011
                       Consolidated Statements of Stockholder's Equity and Comprehensive Income for the years ended
                       December 31, 2013, 2012, and 2011
                       Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012, and 2011
                       Notes to Consolidated Financial Statements

(b) Exhibits

Exhibit              Description
No.

1.
Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 9 filed on April 21, 1999 (File Nos. 033-82080 and 811-08664).

2.	Not Applicable.

3.

a.
Amended and Restated General Distributor Agreement dated June 1, 2006, incorporated herein by reference to the Registrant's Registration Statement filed on August 10, 2006 (File Nos. 333-136472 and 811-08664).

b.
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC (V2565 01/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

c.
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC (V2565 08/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

4.

a.	Specimen of Section 403(b) Tax Sheltered Annuity Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

b.	Specimen of Retirement Plan Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

c.	Specimen of Individual Retirement Annuity Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

d.	Specimen of Roth Individual Retirement Annuity Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

e.	Specimen of Earnings Protection Benefit Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-08664).

f.	Specimen of Charitable Remainder Trust Endorsement, incorporated herein by reference to the Registrant's Pre-Effective Amendment filed on December 23, 2004 (File Nos. 333-118368 and 811-08664).

g.
Specimen of the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (HQAV) Endorsement (7595 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

h.
Specimen of the [5%] Roll-Up Guaranteed Minimum Death Benefit Endorsement (7596 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

i.
Specimen of the Combination [5%] Roll-Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Endorsement (7597 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

j.
Specimen of the [6%] Roll-Up Guaranteed Minimum Death Benefit Endorsement (7598 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

k.
Specimen of the Combination [6%] Roll-Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Endorsement (7599 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

l.
Specimen of the Reduced Administration Charge Endorsement (7536 09/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on September 24, 2009 (File Nos. 333-119656 and 811-08664).

m.
Specimen of the [2%] Contract Enhancement Endorsement (7567 12/09), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

n.
Specimen of the [3%] Contract Enhancement Endorsement (7568 12/09), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

o.
Specimen of the [4%] Contract Enhancement Endorsement (7569 12/09), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

p.
Specimen of the [5%] Contract Enhancement Endorsement (7570 12/09), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

q.
Specimen of the Guaranteed Minimum Withdrawal Benefit With [5] Year Step-Up (SafeGuard Max) Endorsement (7633 05/10), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

r.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (LifeGuard Freedom 6 Net), Endorsement (7619 05/10), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

s.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (LifeGuard Freedom 6 Net with Joint Option) Endorsement (7620 05/10), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

t.
Specimen of the Perspective L Series Fixed and Variable Contract, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

u.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up (7640 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

v.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7641 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

w.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up (7642 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

x.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7643 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

y.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up (7646 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

z.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7647 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

aa.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up (7648 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

bb.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7649 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

cc.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus, Annual Step-Up and Death Benefit (7650 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

dd.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [7%] Bonus and Annual Step-Up (7652 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

ee.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [7%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7653 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

ff.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [7%] Bonus and Annual Step-Up (7654 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

gg.
Specimen of [5%] Guaranteed Minimum Withdrawal Benefit with Annual Step-Up Endorsement (AutoGuard 5) (7659 05/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 91, filed on January 18, 2011 (File Nos. 333-70472 and 811-08664).

hh.
Specimen of [6%] Guaranteed Minimum Withdrawal Benefit with Annual Step-Up Endorsement (7660 05/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 91, filed on January 18, 2011 (File Nos. 333-70472 and 811-08664).

ii.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit with Annual Step-Up and Transfer of Assets Endorsement (Jackson Select Protector) (7667 05/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 91, filed on January 18, 2011 (File Nos. 333-70472 and 811-08664).

jj.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Endorsement (LifeGuard Freedom 6 Net) (7669 04/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

kk.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Endorsement (LifeGuard Freedom 6 Net with Joint Option) (7670 04/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

ll.
Specimen of the [5%] Roll-Up Guaranteed Minimum Death Benefit Endorsement (7596 04/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

mm.
Specimen of the Combination [5%] Roll-Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Endorsement (7597 04/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

nn.
Specimen of Guaranteed Minimum Withdrawal Benefit for Stretch RMDs Endorsement (MarketGuard Stretch) (7668 04/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

oo.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [5]% Bonus And Annual Step-Up Endorsement (7700 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

pp.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [6]% Bonus And Annual Step-Up Endorsement (7701 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

qq.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [7]% Bonus And Annual Step-Up Endorsement (7702 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

rr.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [6]% Bonus, Annual Step-Up And Death Benefit Endorsement (7712 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

ss.
Form of For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount Endorsement (7713 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

tt.
Form of Guaranteed Minimum Withdrawal Benefit Endorsement (7678 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

uu.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With [5]% Bonus And Annual Step-Up Endorsement (7707), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

vv.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With [6]% Bonus And Annual Step-Up Endorsement (7708), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

ww.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With [7]% Bonus And Annual Step-Up Endorsement (7709), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

xx.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount Endorsement (7714), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

yy.
Form of Individual Retirement Annuity Endorsement (ICC13 7715), incorporated herein by reference to Registrant’s Registration Statement, filed on December 20, 2013 (File Nos. 333-192971 and 811-08664).

zz.
Form of Roth Individual Retirement Annuity Endorsement (ICC13 7716), incorporated herein by reference to Registrant’s Registration Statement, filed on December 20, 2013 (File Nos. 333-192971 and 811-08664).

5.

a.
Form of the Perspective L Series Variable and Fixed Annuity Application (V610 12/11), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on November 29, 2011 (File Nos. 333-175719 and 811-08664).

b.
Form of the Variable and Fixed Annuity Application (V3573 12/11), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on November 29, 2011 (File Nos. 333-175719 and 811-08664).

c.
Form of the Perspective L Series Variable and Fixed Annuity Application (V610 04/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-175719 and 811-08664).

d.
Form of the Variable and Fixed Annuity Application (V3573 04/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-175719 and 811-08664).

e.
Form of the Perspective L Series Variable and Fixed Annuity Application (V610 09/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3, filed on August 27, 2012 (File Nos. 333-175719 and 811-08664).

f.
Form of the Variable and Fixed Annuity Application (V3573 09/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3, filed on August 27, 2012 (File Nos. 333-175719 and 811-08664).

g.
Form of the Perspective L Series Variable and Fixed Annuity Application (V610 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5, filed on April 23, 2013 (File Nos. 333-175719 and 811-08664).

h.
Form of the Variable and Fixed Annuity Application (V3573 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5, filed on April 23, 2013 (File Nos. 333-175719 and 811-08664).

i.
Form of the Variable and Fixed Annuity Application (V3573 09/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

j.
Form of the Perspective L Series Variable and Fixed Annuity Application (V610 09/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9, filed on September 12, 2013 (File Nos. 333-175719 and 811-08664).

k.	Form of the Variable and Fixed Annuity Application (V3573 04/14), incorporated herein by reference to Post-Effective Amendment No. 9, filed on April 21, 2014 (File Nos. 333-183048 and 811-08664).

l.	Form of the Perspective L Series Variable and Fixed Annuity Application (V610 04/14), attached hereto.

6.

a.	Articles of Incorporation of Depositor, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

b.	By-laws of Depositor, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

c.	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

7.	Not Applicable.

8.
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

9.	Opinion and Consent of Counsel, attached hereto.

10.	Consent of Independent Registered Public Accounting Firm, attached hereto.

11.	Not Applicable.

12.	Not Applicable.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Richard D. Ash	Senior Vice President, Chief Actuary & Appointed Actuary
1 Corporate Way
Lansing, MI 48951

Steve P. Binioris	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Michele M. Binkley	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis A. Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett M. Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Jeff R. Borton	Vice President
1 Corporate Way
Lansing, MI 48951

David L. Bowers	Vice President
300 Innovation Drive
Franklin, TN 37067

John H. Brown	Vice President
1 Corporate Way
Lansing, MI 48951

James T. Carter	Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Costello	Senior Vice President, Treasurer & Controller
1 Corporate Way
Lansing, MI 48951

James B. Croom	Vice President
1 Corporate Way
Lansing, MI 48951

Charles F. Field, Jr.	Vice President
300 Innovation Drive
Franklin, TN 37067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

Devkumar D. Ganguly	Vice President
1 Corporate Way
Lansing, MI 48951

James D. Garrison	Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley	Senior Vice President, Chief Compliance & Governance Officer
1 Corporate Way	& Assistant Secretary
Lansing, MI 48951

John A. Gorgenson, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

John K. Haack	Vice President
1 Corporate Way
Lansing, MI 48951

Robert W. Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Robert L. Hill	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas P. Hyatte	Senior Vice President, Chief Risk Officer & Director
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack	Executive Vice President & Head of Retail
7601 Technology Way
Denver, CO 80237

Toni L. Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Scott Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Leandra R. Knes	Director
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Richard C. Liphardt	Vice President
1 Corporate Way
Lansing, MI 48951

Machelle A. McAdory	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Diahn M. McHenry	Vice President
5913 Executive Drive
Lansing, MI 48911

Thomas J. Meyer	Senior Vice President,
1 Corporate Way	General Counsel & Secretary
Lansing, MI 48951

Dean M. Miller	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 07922

Keith R. Moore	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Jacky Morin	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 09722

P. Chad Myers	Executive Vice President, Chief Financial Officer & Director
1 Corporate Way
Lansing, MI 48951

Russell E. Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn	Senior Vice President & Chief Administration Officer
1 Corporate Way
Lansing, Michigan 48951

Dana S. Rapier	Vice President
5913 Executive Drive
Lansing, MI 48911

William R. Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad S. Shami	Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha	Chief Operating Officer & Director
1 Corporate Way
Lansing, MI 48951

Kenneth H. Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia L. Wadsten	Vice President
1 Corporate Way
Lansing, MI 48951

Bonnie G. Wasgatt	Senior Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

Michael A. Wells	President, Chief Executive Officer & Chairman
300 Innovation Drive
Franklin, TN 37067

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company (“Depositor”), a stock life insurance company organized under the laws of the state of Michigan.  The Depositor is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc (London, England), a publicly traded life insurance company in the United Kingdom.

The following organizational chart for Prudential plc indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Prudential plc is incorporated herein by reference to Exhibit 26 of Post-Effective Amendment No. 9, filed on April 21, 2014 (File Nos. 333-183048 and 811-08664).

Item 27. Number of Contract Owners as of February 28, 2014.

Qualified – 129,753
Non-Qualified – 67,113

Item 28. Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or Investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account - I.  Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Curian Variable Series Trust.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager, President & Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Michael A. Costello	Manager
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack	Manager
7601 Technology Way
Denver, CO 80237

Thomas P. Hyatte	Manager
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer	Manager & Secretary
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

James Bossert	Senior Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
7601 Technology Way
Denver, CO 80237

Bill J. Burrow	Senior Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer & FinOP
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Elizabeth Griffith	Vice President
300 Innovation Drive
Franklin, TN 37067

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Jim Livingston	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Vice President
7601 Technology Way
Denver, CO 80237

Jack Mishler	Senior Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Senior Vice President
7601 Technology Way
Denver, CO 80237

Kristan L. Richardson	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Scott Romine	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Brian Sward	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Katie Turner	Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

 (c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item. 30. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL  60606

Item. 31. Management Services

Not Applicable.

Item. 32. Undertakings and Representations

a)
Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b)
Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c)
Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d)
Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

e)
The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 21st day of April, 2014.

Jackson National Separate Account - I
(Registrant)

Jackson National Life Insurance Company

By:   /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By:    /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 21, 2014
Michael A. Wells, President, Chief
Executive Officer, Director and Chairman

*	April 21, 2014
James R. Sopha, Chief Operating Officer
and Director

*	April 21, 2014
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*	April 21, 2014
Michael A. Costello, Senior Vice President,
Treasurer and Controller

*	April 21, 2014
Leandra R. Knes, Director

*	April 21, 2014
Thomas P. Hyatte, Senior Vice President, Chief Risk Officer and Director

* By:    /s/ Thomas J. Meyer
Thomas J. Meyer, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Michael A. Wells, P. Chad Myers, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee, and Anthony L. Dowling (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration  statements,  and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and  requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940.  This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, and 333-192971), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale.  The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 31st day of March, 2014.

/s/ MICHAEL A. WELLS
_____________________________________________
Michael A. Wells, President, Chief Executive Officer, Chairman and Director

/s/ JAMES R. SOPHA
_____________________________________________
James R. Sopha, Chief Operating Officer and Director

/s/ P. CHAD MYERS
_____________________________________________
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

/s/ THOMAS P. HYATTE
_____________________________________________
Thomas P. Hyatte, Senior Vice President, Chief Risk Officer and Director

/s/ MICHAEL A. COSTELLO
_____________________________________________
Michael A. Costello, Senior Vice President, Treasurer and Controller

/s/ LEANDRA R. KNES
_____________________________________________
Leandra R. Knes, Director

EXHIBIT LIST

Exhibit No.                      Description

5.

l.                      Form of the Perspective L Series Variable and Fixed Annuity Application (V610 04/14).

9.	Opinion and Consent of Counsel.

10.	Consent of Independent Registered Public Accounting Firm.